THE STRONG FUNDS

Strong Advisor Bond Fund	Strong Advisor Technology Fund
Strong Advisor Common Stock Fund	Strong Advisor Utilities and Energy Fund
Strong Advisor Endeavor Large Cap Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Strong Advisor Focus Fund	Strong Advisor U.S. Value Fund
Strong Advisor International Core Fund	Strong Blue Chip Fund
Strong Advisor Large Company Core Fund	Strong Corporate Income Fund
Strong Advisor Mid Cap Growth Fund	Strong Multi Cap Value Fund
Strong Advisor Municipal Bond Fund	Strong Municipal Bond Fund
Strong Advisor Select Fund	Strong Strategic Value Fund
Strong Advisor Short Duration Bond Fund	Strong Technology 100 Fund
Strong Advisor Small Cap Value Fund	Strong U.S. Emerging Growth Fund
Strong Advisor Strategic Income Fund	Strong Value Fund

100 HERITAGE RESERVE
MENOMONEE FALLS, WISCONSIN 53051

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED FOR DECEMBER 10, 2004

To the Shareholders of the Strong Funds:

A special meeting of shareholders of each of the Strong Funds listed above will be held on Friday, December 10, 2004, at 9:00 a.m. (Central Time) at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 (“Meeting”). At the Meeting, shareholders will be asked to consider and act upon the Proposals set forth below and to transact such other business as may properly come before the Meeting. The table below lists each Proposal on which shareholders will be asked to vote and identifies shareholders entitled to vote on each Proposal:

Proposal		Shareholders Entitled To Vote
Proposal 1:	Approval of an Agreement and Plan of Reorganization, under which substantially all of the assets of each Strong Fund will be transferred to a corresponding Wells Fargo Fund as listed below.	Shareholders of each Strong Fund with respect to the applicable reorganization shown below.

Strong Fund Proposed to be Reorganized Into This		Wells Fargo (“WF”) Fund
Strong Advisor Bond Fund		WF Montgomery Total Return Bond Fund
Strong Advisor Common Stock Fund		WF Common Stock Fund (New)
Strong Advisor Endeavor Large Cap Fund		WF Endeavor Large Cap Fund (New)
Strong Advisor Focus Fund		WF Large Company Growth Fund
Strong Advisor International Core Fund		WF International Core Fund (New)
Strong Advisor Large Company Core Fund		WF Large Company Core Fund (New)
Strong Advisor Mid Cap Growth Fund		WF Montgomery Mid Cap Growth Fund
Strong Advisor Municipal Bond Fund		WF Municipal Bond Fund (New)
Strong Advisor Short Duration Bond Fund		WF Ultra-Short Duration Bond Fund (New)
Strong Advisor Select Fund		WF Endeavor Select Fund (New)
Strong Advisor Small Cap Value Fund		WF Small Cap Value Fund (New)
Strong Advisor Strategic Income Fund		WF Strategic Income Fund (New)
Strong Advisor Technology Fund		WF Specialized Technology Fund
Strong Advisor Utilities and Energy Fund		WF Equity Income Fund
Strong Advisor U.S. Small/Mid Cap Growth Fund		WF Montgomery Small Cap Fund
Strong Advisor U.S. Value Fund		WF U.S. Value Fund (New)
Strong Blue Chip Fund		WF Large Company Growth Fund
Strong Corporate Income Fund		WF Montgomery Total Return Bond Fund

i

Strong Fund Proposed to be Reorganized Into This		Wells Fargo (“WF”) Fund
Strong Multi Cap Value Fund		WF Small Cap Value Fund (New)
Strong Municipal Bond Fund		WF Municipal Bond Fund (New)
Strong Strategic Value Fund		WF U.S. Value Fund (New)
Strong Technology 100 Fund		WF Specialized Technology Fund
Strong U.S. Emerging Growth Fund		WF Montgomery Small Cap Fund
Strong Value Fund		WF Large Company Core Fund (New)

Proposal		Shareholders Entitled To Vote
Proposal 2:	Approval of an interim advisory agreement.	Shareholders of each Strong Fund.

Proposal 3:	Approval of an interim sub-advisory agreement.

3.a.: Approval of an interim sub-advisory agreement with Wells Capital Management Incorporated.
Shareholders of each Strong Fund, except the Strong Advisor Focus, Strong Advisor International Core, Strong Advisor Large Company Core, Strong Advisor Technology, Strong Blue Chip, Strong Technology 100, and Strong Value Funds.

	3.b.: Approval of an interim sub-advisory agreement with Peregrine Capital Management, Inc.	Shareholders of the Strong Advisor Focus and Strong Blue Chip Funds.

	3.c.: Approval of an interim sub-advisory agreement with RCM Capital Management LLC.	Shareholders of the Strong Advisor Technology and Strong Technology 100 Funds.

	3.d.: Approval of an interim sub-advisory agreement with New Star Institutional Managers Limited.	Shareholders of the Strong Advisor International Core Fund.

	3.e.: Approval of an interim sub-advisory agreement with Matrix Asset Advisors, Inc.	Shareholders of the Strong Advisor Large Company Core and Strong Value Funds.

Only shareholders of record as of the close of business on October 1, 2004, are entitled to receive this notice and vote at the Meeting or at any adjournment thereof. Whether or not you expect to attend the Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating, and signing your proxy card and mailing it to us.

By Order of the Board of Directors of the Strong Funds,

Thomas M. Zoeller
Vice President

October 26, 2004
Menomonee Falls, WI

ii

THE STRONG FUNDS
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051
1-800-368-7710

WELLS FARGO FUNDS TRUST
525 Market Street
San Francisco, California 94105
1-800-222-8222

COMBINED PROSPECTUS/PROXY STATEMENT
October 26, 2004

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

This document is a combined prospectus and proxy statement, and we refer to it as the Prospectus/Proxy Statement. It contains the information that shareholders of the Strong Funds listed in the Notice of Special Meeting of Shareholders (“Strong Funds” or “Acquired Funds”) should know before voting on the proposed reorganization, interim investment advisory agreement and interim investment sub-advisory agreements that are described herein, and should be retained for future reference. It is both the proxy statement of the Strong Funds and also a prospectus for the applicable series of Wells Fargo Funds Trust (“Wells Fargo Funds” or “Acquiring Funds”). We may refer to the Strong Funds and the Wells Fargo Funds collectively as the “Funds” or, each fund individually as a “Fund.”

HOW WILL THE REORGANIZATION WORK?

The reorganization of each Strong Fund into a Wells Fargo Fund (individually or collectively, “Reorganization”) as described in the Agreement and Plan of Reorganization (“Reorganization Plan”), included at Exhibit F, will involve three steps:

•	the transfer of substantially all of the assets and liabilities of the Strong Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

•	the pro rata distribution of shares of the same or a comparable class of the Acquiring Fund to the shareholders of record of the Strong Fund as of immediately prior to 9:00 a.m., Eastern Time (“Effective Time”) on the business day following the closing date (“Closing Date”) of the Reorganization in redemption of all shares of the Strong Fund; and

•	the liquidation and dissolution of the Strong Fund.

As a result of the Reorganization, shareholders of each Strong Fund will hold shares, generally of the same or a comparable class of the corresponding Acquiring Fund, as described in this Prospectus/Proxy Statement. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Strong Fund that you held immediately before the Reorganization. The Board of Directors of the Strong Funds (“Board” or “Directors”) has approved the Reorganization of each Strong Fund. Any Strong Fund whose shareholders do not approve the Reorganization will not participate in the Reorganization. Any such Strong Fund may continue its operations beyond the date of the Reorganization of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the possible engagement of another investment adviser or the liquidation of the Strong Fund.

WHAT ARE THE INTERIM INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

The Board has also approved engaging Wells Fargo Funds Management, LLC (“Funds Management”) to replace Strong Capital Management, Inc. (“SCM”) as investment adviser to the Strong Funds. If shareholders approve the Interim Investment Advisory Agreement, Funds Management will advise the Strong Funds beginning shortly after the Meeting and continuing until the closing of the Reorganization. In addition, the Board has approved Wells Capital Management Incorporated (“Wells Capital”), Peregrine Capital Management, Inc. (“Peregrine”), RCM Capital Management LLC (“RCM”), New Star Institutional Managers Limited (“New Star”) and Matrix Asset Advisors, Inc. (“Matrix”) as interim investment sub-advisers to various Strong Funds, as described in this Prospectus/Proxy Statement. If shareholders approve the Interim Sub-Advisory Agreements, the sub-adviser will sub-advise the Strong Fund beginning shortly after the Meeting. If shareholders of a Strong Fund approve these new advisory arrangements but fail to approve the Reorganization, or the Reorganization otherwise does not close, these advisory arrangements would continue indefinitely, until terminated in accordance with their terms. If shareholders of a Strong Fund approve the Reorganization, but fail to approve these advisory arrangements, or they approve one of these advisory arrangements for a Strong Fund but fail to approve the other, the Board will consider what further action is appropriate, including possibly continuing the SCM engagement or taking steps to seek to engage a different adviser.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

ADDITIONAL INFORMATION ABOUT THE FUNDS IS AVAILABLE IN THE:

•	Prospectuses for the Strong Funds;

•	Annual and Semi-Annual Reports to shareholders of the Strong Funds and, as applicable, Acquiring Funds; and

•	Statements of Additional Information, or SAIs, for the Strong Funds and the Acquiring Funds.

These documents are on file with the SEC.

The prospectuses, SAIs, and Annual and Semi-Annual Reports of the Strong Funds are incorporated by reference and are legally deemed to be part of this Prospectus/Proxy Statement. The SAIs to this Prospectus/Proxy Statement, dated the same date as this Prospectus/Proxy Statement, also are incorporated by reference and are legally deemed to be part of this document. The prospectuses and the most recent annual report to shareholders of the Strong Funds, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to Shareholders of the Strong Funds have been previously mailed to shareholders.

Copies of all of these documents are available upon request without charge by writing to or calling:

Wells Fargo Funds	Strong Funds
P.O. Box 8266	P.O. Box 2936
Boston, MA 02266-8266	Milwaukee, WI 53201-2936
1-800-222-8222	1-800-368-7710

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C., and regional offices in New York City , at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section Securities and Exchange Commission 450 5th Street, N.W. Washington, DC 20549-0102 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in the Wells Fargo Funds is not a deposit with Wells Fargo Bank, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

•	You may lose money by investing in the Funds.

INTRODUCTION	5
PROPOSAL 1: APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION	5
Summary	5
Reasons for the Reorganization	5
Comparison of Current Fees and Pro Forma Fees	6
Comparison of Investment Objectives, Principal Investment Strategies and Policies	10
Common and Specific Risk Considerations	23
Comparison of Account Features and Services	29
Comparison of Investment Advisers and Investment Advisory Fees	40
Other Principal Service Providers	46
Comparison of Business Structures	47
Terms of the Reorganization	48
Board Consideration of the Reorganization	49
Performance	54
Material U.S. Federal Income Tax Consequences of the Reorganization	57
U.S. Federal Income Taxation of an Investment in an Acquiring Fund	60
Fees and Expenses of the Reorganization	61
Existing and Pro Forma Capitalizations	61
PROPOSAL 2: APPROVAL OF AN INTERIM ADVISORY AGREEMENT	76
Summary	76
Terms of the Terminating Strong Advisory Agreement and the Interim Agreement	76
Approval of the Interim Agreement by the Board	86
PROPOSAL 3: APPROVAL OF INTERIM SUB-ADVISORY AGREEMENTS	87
Summary	87
Terms of the Terminating Reaves Sub-Advisory Agreement, NCG Sub-Advisory Agreement, Sloate Sub-Advisory Agreement and Interim Sub-Advisory Agreement	87
Proposal 3a: Approval of an Investment Sub-Advisory Agreement with Wells Capital Management Incorporated	91
Proposal 3b: Approval of an Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc.	95
Proposal 3c: Approval of an Investment Sub-Advisory Agreement with RCM Capital Management LLC	97
Proposal 3d: Approval of an Investment Sub-Advisory Agreement with New Star Institutional Managers Limited	100
Proposal 3e: Approval of an Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc.	101
INFORMATION ON VOTING	102
OUTSTANDING SHARES	104
INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS	105
ANNUAL MEETING AND SHAREHOLDER MEETINGS	123
DISSENTERS’ RIGHTS	123
EXHIBIT A: EXPENSE SUMMARIES OF THE STRONG FUNDS AND ACQUIRING FUNDS	A-1
EXHIBIT B: COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES	B-1
EXHIBIT C: ADDITIONAL RISKS OF THE WELLS FARGO FUNDS	C-1
EXHIBIT D: PORTFOLIO MANAGERS	D-1
EXHIBIT E: PERFORMANCE/FINANCIAL HIGHLIGHTS OF CERTAIN ACQUIRING FUNDS	E-1
EXHIBIT F: AGREEMENT AND PLAN OF REORGANIZATION	F-1
EXHIBIT G: FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT	G-1
EXHIBIT H: FORM OF INTERIM INVESTMENT SUB-ADVISORY AGREEMENT	H-1

INTRODUCTION

Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (“SFC”) on May 25, 2004 (“Asset Purchase Agreement”) to acquire certain of the asset management arrangements of SCM, which is an affiliate of SFC and the investment adviser to the Strong Funds. SFC agreed to sell this part of its business to Wells Fargo & Company because SFC believes that, as a result of the sale, SCM’s clients will receive significant benefits. Funds Management, which is the investment adviser to the Wells Fargo Funds is a wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). SFC’s sale of assets is contingent upon shareholder approval of the Reorganization for a substantial percentage of the assets covered by the Asset Purchase Agreement, among other things. Assuming shareholder approval is obtained and the other conditions of the Reorganization Plan that govern the Reorganization are met, shareholders of each Strong Fund will become shareholders of the corresponding Wells Fargo Fund, with Funds Management serving as the investment adviser and certain other investment advisors serving as the sub-advisers.

PROPOSAL 1:
APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

Summary

In August 2004, the Board unanimously voted to approve the Reorganization, subject to the satisfaction of certain Board-approval conditions (which conditions were satisfied by mid-September, 2004) and subject to approval by shareholders of each Strong Fund and other closing conditions. In the Reorganization, each Strong Fund will transfer substantially all its assets to its corresponding Acquiring Fund, which will assume substantially all the liabilities of the Strong Fund. For a complete discussion of the assets and liabilities that will be assumed by each Acquiring Fund, and the assets and liabilities that will be excluded and assigned to a liquidating trust, see the section entitled “Terms of Reorganization” in this Prospectus/Proxy Statement. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the Strong Fund, which shares will be distributed to shareholders in liquidation of the Strong Fund. Any shares you own of a Strong Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same or a comparable Class (except for the Strong Advisor Focus and Strong Advisor Technology Funds, whose shareholders will receive Class A shares for their Class B and Class C shares), of the corresponding Acquiring Fund having a value equal to the value of your shares of the Strong Fund. The Reorganization is expected to be treated as a “reorganization” for U.S. federal income tax purposes, as discussed below under “Material U.S. Federal Income Tax Consequences of the Reorganization.” If approved by shareholders, the Reorganization is expected to occur in the second quarter of 2005.

Reasons for the Reorganization

In August 2004, the Board concluded that participation in the proposed Reorganization is in the best interests of each Strong Fund and its shareholders. In reaching that conclusion, the Board considered, among other things:

1.	The reputation, financial strength and resources of Wells Fargo.

2.	The capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds.

3.	The viability of the Strong Funds absent approval of the proposed Reorganization.

4.	The broader product array of the more than 80 publicly available mutual funds in the Wells Fargo Funds family, and the expanded range of investment options and exchange opportunities available to shareholders.

5.	The shareholder services offered by Wells Fargo.

6.	The relative compatibility of the investment objectives and principal investment strategies of the acquiring Wells Fargo Funds with those of the Strong Funds.

7.	The expected treatment of the Reorganization as a “reorganization” for U.S. federal income tax purposes.

8.	The anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds.

9.	The anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments.

10.	The anticipated retention by Wells Capital, the sub-adviser to most of the Wells Fargo Funds, of many of Strong’s key investment management professionals.

11.	The undertaking by Funds Management and SFC to share equally all the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals.

The Board also concluded that as of that date the economic interests of the shareholders of the Strong Funds would not be diluted as a result of the proposed Reorganization, because the number of Acquiring Fund shares to be issued to Strong Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by the Board in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Prospectus/Proxy Statement.

Comparison of Current Fees and Pro Forma Fees

The following table shows expense ratios for each Strong Fund, both before (gross) and after (net) any contractual expense waivers and reimbursements, and the pro forma expense ratios for each Acquiring Fund, reflecting the anticipated effects of the Reorganization on the gross and net operating expense ratios. All expense ratios are as of the dates noted below:

Fund	Date
Strong Advisor Common Stock, WF Common Stock, Strong Advisor Endeavor Large Cap, WF Endeavor Large Cap, Strong Advisor International Core, WF International Core, Strong Advisor Large Company Core, WF Large Company Core, Strong Value, Strong Advisor Select, WF Endeavor Select, Strong Advisor Small Cap Value, Strong Multi Cap Value, WF Small Cap Value, Strong Advisor U.S. Value, Strong Strategic Value, WF U.S. Value Funds	June 30, 2004
Strong Advisor Bond, Strong Corporate Income, WF Montgomery Total Return Bond Funds	May 31, 2004
Strong Advisor Municipal Bond, Strong Municipal Bond, WF Municipal Bond, Strong Advisor Short Duration Bond, WF Ultra-Short Duration Bond, Strong Advisor Strategic Income, WF Strategic Income Funds	April 30, 2004
Strong Advisor Focus, Strong Blue Chip, WF Large Company Growth, Strong Advisor Mid Cap Growth, WF Montgomery Mid Cap Growth, Strong Advisor Technology, Strong Technology 100, WF Specialized Technology, Strong Advisor U.S. Small/Mid Cap Growth, Strong U.S. Emerging Growth, WF Montgomery Small Cap, Strong Advisor Utilities and Energy, WF Equity Income Funds	March 31, 2004

Two levels of expense ratios are included in the table:

(a)	Gross Expense Ratio — the total operating expenses of a fund, representing what a shareholder could potentially pay if no waivers or expense reimbursements were in place.

(b)	Net Expense Ratio — the expense level a shareholder can expect to actually pay, taking into account any fee waivers or expense reimbursements to which a fund’s adviser has contractually committed. If no such waivers are in place, the Net Expense Ratio is the same as the Gross Expense Ratio.

The table assumes that, when two or more Funds are being reorganized into one Acquiring Fund, all Funds approve the Reorganization and will reorganize into the resulting Acquiring Fund. The possibility exists that, in these situations, not all Funds will approve the Reorganization. For these scenarios and a breakdown of the specific fees charged for all of the Funds and more information about expenses, please see Exhibit A.

	Current				Pro Forma
STRONG FUND / SHARE CLASS	Gross Expense Ratio	Net Expense Ratio		Acquiring Fund / Share Class	Gross Expense Ratio	Net Expense Ratio(4)
Equity Funds
Strong Advisor Common Stock Fund				WF Common Stock Fund (New)
Class A Class B Class C Class Z	1.57% 2.33% 2.35% 1.34%	1.537 2.297 2.317 1.307	% % % %	Class A Class B Class C Class Z	1.33% 2.08% 2.08% 1.50%	1.31% 2.06% 2.06% 1.29%
Strong Advisor Endeavor Large Cap Fund				WF Endeavor Large Cap Fund (New)
Class A Class B Class C	1.71% 2.48% 2.54%	1.677 2.447 2.467	% %(2) %(2)	Class A Class B Class C	1.63% 2.38% 2.38%	1.25% 2.00% 2.00%
Strong Advisor International Core Fund				WF International Core Fund (New)
Class A Class B Class C	5.43% 6.20% 6.19%	2.50 2.50 2.50	%(2) %(2) %(2)	Class A Class B Class C	7.77% 8.52% 8.52%	1.50% 2.25% 2.25%
Strong Advisor Large Company Core Fund				WF Large Company Core Fund (New)
Class A Class B Class C Class K Strong Value Fund Investor Class	1.59% 2.38% 2.51% 1.30% 1.54%	1.467 2.347 2.467 0.957 1.507	%(3) %(2) %(2) % %	Class A Class B Class C Institutional Class Class Z	1.44% 2.19% 2.19% 1.26% 1.61%	1.25% 2.00% 2.00% 0.95% 1.42%
Strong Advisor Focus Fund				WF Large Company Growth Fund
Class A Class B Class C Strong Blue Chip Fund Investor Class	3.03% 3.80% 4.12% 1.69%	2.50 2.50 2.50 1.69	%(1,2) %(1,2) %(1,2) %(1)	Class A Class Z (New)	1.28% 1.45%	1.20% 1.37%
Strong Advisor Mid Cap Growth Fund				WF Montgomery Mid Cap Growth Fund
Class A Class B Class C Class Z	1.67% 2.63% 2.67% 1.81%	1.67 2.50 2.50 1.81	%(1) %(1,2) %(1,2) %(1)	Class A Class B Class C Class Z (New)	1.44% 2.19% 2.19% 1.61%	1.40% 2.15% 2.15% 1.57%
Strong Advisor Select Fund				WF Endeavor Select Fund (New)
Class A Class B Class C	1.61% 2.42% 2.42%	1.577 2.387 2.387	%(2) %(2) %(2)	Class A Class B Class C	1.50% 2.25% 2.25%	1.25% 2.00% 2.00%
Strong Advisor U.S. Small/Mid Cap Growth Fund				WF Montgomery Small Cap Fund
Class A Class B Class C Strong U.S. Emerging Growth Fund Investor Class.	2.81% 3.60% 3.61% 1.67%	2.50 2.50 2.50 1.67	%(1,2) %(1,2) %(1,2) %(1)	Class A Class B Class C Class Z (New)	1.56% 2.31% 2.31% 1.73%	1.40% 2.15% 2.15% 1.57%
Strong Advisor Small Cap Value Fund				WF Small Cap Value Fund (New)
Class A Class B Class C Class Z Strong Multi Cap Value Fund Investor Class	1.57% 2.36% 2.36% 1.41% 1.62%	1.537 2.327 2.327 1.377 1.587	% % % % %	Class A Class B Class C Class Z	1.46% 2.21% 2.21% 1.63%	1.44% 2.19% 2.19% 1.36%

	Current				Pro Forma
STRONG FUND / SHARE CLASS	Gross Expense Ratio	Net Expense Ratio		Acquiring Fund / Share Class	Gross Expense Ratio	Net Expense Ratio(4)
Strong Advisor Technology Fund				WF Specialized Technology Fund
Class A Class B Class C Strong Technology 100 Fund Investor Class	3.66% 4.43% 4.53% 2.26%	2.50 2.50 2.50 2.00	%(1,2) %(1,2) %(1,2) %(1,2)	Class A Class Z (New)	1.78% 1.95%	1.75% 1.90%
Strong Advisor U.S. Value Fund				WF U.S. Value Fund (New)
Class A Class B Class C Class K Class Z Strong Strategic Value Fund Investor Class	1.42% 2.18% 2.23% 1.06% 1.37% 3.28%	1.387 2.147 2.197 0.957 1.337 1.967	%(2) %(2) %(2) %(2) %(2) %(2)	Class A Class B Class C Institutional Class Class Z	1.39% 2.14% 2.14% 1.26% 1.56%	1.25% 2.00% 2.00% 0.96% 1.32%
Strong Advisor Utilities & Energy Fund				WF Equity Income Fund
Class A Class B Class C	1.95% 2.47% 2.56%	1.95 2.47 2.56	%(1) %(1) %(1)	Class A Class B Class C	1.32% 2.07% 2.07%	1.10% 1.85% 1.85%
Fixed Income Funds
Strong Advisor Bond Fund				WF Montgomery Total Return Bond Fund
Class A Class B Class C Class K Institutional Class Class Z Strong Corporate Income Fund Investor Class	1.09% 1.90% 1.95% 0.85% 0.41% 1.31% 1.57%	1.08 1.89 1.94 0.84 0.40 1.30 1.56	% % % % % % %	Class A Class B Class C Institutional Class Select Class Class Z (New)	1.07% 1.82% 1.82% 0.89% 0.62% 1.24%	0.90% 1.65% 1.65% 0.70% 0.42% 0.95%
Strong Advisor Municipal Bond Fund				WF Municipal Bond Fund (New)
Class A Class B Class C Institutional Class Strong Municipal Bond Fund Investor Class	1.22% 1.98% 1.98% 0.53% 0.86%	1.22 1.98 1.98 0.53 0.86	%(1) %(1) %(1) %(1) %(1)	Class A Class B Class C Institutional Class Investor Class	1.05% 1.80% 1.80% 0.87% 1.22%	0.85% 1.60% 1.60% 0.48% 0.80%
Strong Advisor Short Duration Bond Fund				WF Ultra-Short Duration Bond Fund (New)
Class A Class B Class C Class Z	1.29% 2.09% 2.07% 1.16%	1.29 2.09 2.07 1.16	%(1) %(1) %(1) %(1)	Class A Class B Class C Class Z	1.24% 1.99% 1.99% 1.41%	0.80% 1.55% 1.55% 0.97%
Strong Advisor Strategic Income Fund				WF Strategic Income Fund (New)
Class A Class B Class C	1.54% 2.31% 2.36%	1.54 2.31 2.36	%(1) %(1) %(1)	Class A Class B Class C	1.57% 2.32% 2.32%	1.10% 1.85% 1.85%

(1)	Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses of a specified amount from May 21, 2004 until May 21, 2005. For the Funds listed below, this waiver is not reflected because the expense ratio shown is as of a date prior to May 21, 2004. If this waiver were reflected, the Net Expense Ratio would have been as follows:

Strong Advisor Focus Fund Class A Class B Class C	2.490% 2.490% 2.490%
Strong Blue Chip Fund Investor Class	1.657%
Strong Advisor Mid Cap Growth Fund Class A Class B Class C Class Z	1.637% 2.467% 2.467% 1.777%
Strong Advisor Technology Fund Class A Class B Class C	2.467% 2.467% 2.467%
Strong Technology 100 Fund Investor Class	1.967%
Strong Advisor U.S. Small/Mid Cap Growth Fund Class A Class B Class C	2.467% 2.467% 2.467%
Strong U.S. Emerging Growth Fund Investor Class	1.637%
Strong Advisor Utilities & Energy Fund Class A Class B Class C	1.917% 2.437% 2.527%
Strong Advisor Municipal Bond Fund Class A Class B Class C Institutional Class	1.187% 1.947% 1.947% 0.497%
Strong Municipal Bond Fund Investor Class	0.827%
Strong Advisor Short Duration Bond Fund Class A Class B Class C Class Z	1.257% 2.057% 2.037% 1.127%
Strong Advisor Strategic Income Fund Class A Class B Class C	1.507% 2.277% 2.327%

(2)	SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses through May 1, 2006 to maintain the Net Expense Ratio shown, except to the extent such Net Expense ratio reflects waivers and absorptions at the direction of the Board and certain regulatory settlements.

(3)	SCM has contractually agreed to waive management fees and/or absorb expenses for an indefinite period of time to keep Total Annual Operating Expenses of the Advisor Large Company Core Fund-Class A at no more than 1.50%. This contract may only be terminated by the Board, but not before May 1, 2006.

(4)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through April 30, 2007 to maintain the Net Expense Ratio shown.

Funds Management has contractually agreed to maintain the pro forma Net Expense Ratio shown for each of the Acquiring Funds through at least April 30, 2007. These contractual net expense ratios for the Acquiring Funds renew automatically upon expiration of the contractual commitment period (unless terminated), and net expense ratios can only be increased upon approval by the Wells Fargo Fund’s Board of Trustees.

For some Classes of some of the Strong Funds, as noted above in the table, SCM or its affiliates have also contractually agreed to waive fees and/or reimburse certain expenses to maintain a specified Net Expense Ratio. The Strong Adviser Large Company Core Fund has a contractual net expense ratio for Class A shares that renews automatically upon expiration of the contractual commitment period, and can only be increased upon approval by the Fund’s Board. For contractual waivers other than waivers pursuant to the direction of the Board and certain regulatory settlements, this contractual term expires May 1, 2006, which is earlier than the term of the contractual commitment Funds Management has made to the Acquiring Funds. The contractual waivers pursuant to the direction of the Board and certain regulatory settlements expire on May 21, 2005. In almost all cases, the Strong Fund waivers expire earlier than the term of the contractual commitment Funds Management has made to the Acquiring Funds.

In addition to the contractual waivers, for a number of the Strong Funds, SCM or its affiliates have also implemented a voluntary expense waiver that reduces the net expenses below a Fund’s contractual net expense cap, where applicable, and a Fund’s gross expense ratio. It is important to note that these voluntary waivers may be modified, reduced or terminated at any time, in which case a shareholder could potentially pay, to the extent that a Fund does not have a contractual expense cap in place, up to the gross expense ratios shown. For additional information on these voluntary waivers, see Exhibit A.

In 66 of the 67 class Reorganizations listed above, the pro forma Net Expense Ratio of the Acquiring Fund Class is expected to be equal to or lower than the Net Expense Ratio of the corresponding Strong Fund Class. In 50 of the 67 Class Reorganizations, the Acquiring Fund Class is expected to have a pro forma Gross Expense Ratio that is lower than the Gross Expense Ratio of the corresponding Strong Fund Class. Moreover, as noted above, the contractual Net Expense Ratios for the Acquiring Funds are committed through April 30, 2007, renew automatically upon expiration, and can only be increased upon approval by the Wells Fargo Fund’s Board of Trustees.

For further discussion regarding the Board’s consideration of the gross and net operating expense ratios of the Funds in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Prospectus/Proxy Statement.

Comparison of Investment Objectives, Principal Investment Strategies and Policies

The Wells Fargo Funds that are designated in the Notice of Meeting and the following charts as (New) have been created to acquire assets and assume liabilities of one or more Acquired Funds in the Reorganization. They have not yet commenced operations and will not have significant assets or liabilities until the closing of the Reorganization. Their investment objectives and strategies are similar to those of an Acquired Fund. The other Wells Fargo Funds have commenced operations and, accordingly, have portfolio securities and previously established investment objectives and strategies.

In general, in light of similarities of investment objectives and strategies among the various pairings of Acquired Funds and Acquiring Funds, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities due to incompatible investment objectives or strategies. The portfolio managers of the Acquired Funds may, however, sell some appreciated holdings to take advantage of capital loss carryforwards and may otherwise engage in some degree of portfolio repositioning.

The Strong Funds have investment objectives that are classified as fundamental, which means that they cannot be changed without shareholder approval. The Wells Fargo Funds have investment objectives that are classified as non-fundamental, which means that the Wells Fargo Funds’ Board of Trustees can change them without shareholder approval. Thus, the Reorganization will result in a change in the Strong Fund shareholders’ right to vote to approve changes to the investment objectives of their Fund. With respect to other investment policies, the Strong Funds and the Wells Fargo Funds have substantially similar fundamental and non-fundamental investment policies.

Unlike other Acquiring Funds involved in the Reorganization, the WF Equity Income Fund and WF Large Company Growth Fund are mutual funds that do not invest directly in portfolio securities. Rather, each invests in a corresponding portfolio of Wells Fargo Master Trust that has the same investment objectives and strategies as those of the WF Equity Income Fund and WF Large Company Growth Fund, respectively.

The following charts compare the investment objective and principal investment strategies of each Strong Fund and its corresponding Acquiring Fund, and describe the key differences between the Funds. Acquiring Fund names, objectives and principal strategies are in bold type. The charts are presented in summary form and, therefore, do not contain all of the information that you should consider before voting on the Reorganization. A more detailed comparison of the Funds’ investment objectives, strategies and other investment policies can be found at Exhibit B. You also can find additional information about a specific Fund’s investment strategies and investment policies in its SAI. For more complete information, please read this entire document.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Bond Fund	Seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.	The Fund invests at least 80% of its assets in higher- and medium-quality corporate, mortgage- and asset-backed, U.S. Government, and foreign government bonds. The Fund may also invest up to 20% of its assets in lower-quality, high-yield bonds. The high-yield bonds may be either U.S. or foreign securities. The Fund may invest a significant amount in mortgage-backed and other asset-backed securities. The Fund may invest up to 20% of its assets in foreign currency denominated securities and any amount in dollar-denominated foreign securities. The Fund may invest in derivative securities for non-speculative purposes. The Fund’s duration will normally vary between three and six years.

•  The WF Montgomery Total Return Bond Fund seeks income and capital appreciation, whereas the Strong Corporate Income Fund seeks a high level of current income and the Strong Advisor Bond Fund seeks income with a moderate degree of share-price fluctuation.

•  Although their investment policies are worded differently and vary somewhat in their bond investment thresholds, all of these Funds invest substantially all of their assets in investment grade bonds. The Strong Corporate Income Fund invests at least 80% of its assets in corporate securities, whereas the WF Montgomery Total Return Bond Fund has no such minimum threshold.

•  The Funds also have varying policies regarding duration and maturity. The WF Montgomery Total Return Bond Fund’s effective duration range is between four and five and half years, whereas the Strong Advisor Bond Fund’s duration will vary between three and six years, and the Strong Corporate Income Fund’s average effective maturity is between two and twelve years with no stated policy as to duration.

•  The WF Montgomery Total Return Bond Fund and the Strong Advisor Bond Fund may each invest up to 20% of their assets in lower-quality, high yield bonds, whereas the Strong Corporate Income Fund is not permitted to make such investments.

•  The WF Montgomery Total Return Bond Fund may invest up to 20% of its assets in dollar-denominated obligations of foreign issuers, whereas the Strong Advisor Fund may invest up to 20% of its assets in foreign currency denominated securities and any amount in dollar-denominated foreign securities, and the Strong Corporate Income Fund may invest up to 30% of its assets in foreign securities.

Strong Corporate Income Fund	Seeks total return by investing for a high level of current income.	The Fund invests 100% of its assets in investment-grade securities and other investment-grade obligations of which at least 80% are in corporate securities. The Fund may invest up to 30% of its assets in foreign securities. The Fund may invest in derivative securities for non-speculative purposes. The Fund’s average effective maturity will normally be between 2 and 12 years.
WF Montgomery Total Return Bond Fun	Seeks total return consisting of income and capital appreciation.	The Fund invests at least 80% of its assets in bonds and at least 80% of its assets in investment-grade securities. The Fund may invest up to 25% of its assets in asset-backed securities, other than mortgage-backed securities and up to 20% of its assets in dollar-denominated obligations of foreign issuers. The Fund expects to maintain an overall effective duration range between 4 and 5.5 years.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Common Stock Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in common stocks of small- and medium-capitalization companies that the Fund’s managers believe are underpriced yet have attractive growth prospects. The Fund’s managers base their analysis on a company’s “private market value” — the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The Fund may invest at least 25% of its assets in foreign securities.
• The WF Common Stock Fund, unlike the Strong Advisor Common Stock Fund, is not required to invest principally in small- and medium-capitalization companies.
WF Common Stock Fund (New)	Seeks long-term capital appreciation.	The Fund invests at least 80% of its assets in common stocks. The Fund may invest up to 25% of its assets in foreign securities.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Endeavor Large Cap Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of large-capitalization companies that its manager believes offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund may invest up to 25% of its assets in foreign securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

•  The Funds define their capitalization ranges differently. The WF Endeavor Large Cap Fund defines large-capitalization companies as those with market capitalizations of $3 billion or more, whereas the Strong Advisor Endeavor Large Cap Fund defines large-capitalization companies as those with market capitalizations substantially similar to those of companies in the S&P 500 Index at the time of investment, which may, at times, set a minimum that is higher or lower than $3 billion.

•  The WF Endeavor Large Cap Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas the Strong Advisor Endeavor Large Cap Fund may invest up to 25% of its assets directly or indirectly in foreign securities.

WF Endeavor Large Cap Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Focus Fund	Seeks capital growth.
The Fund invests at least 65% of its assets in equity securities. The Fund invests in equity securities of 30 to 40 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow or asset value. The portfolio can include equity securities of small-, medium-, or large-capitalization companies. The Fund may invest up to 25% of its assets in foreign securities. The Fund may invest in derivative securities for non-speculative purposes. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Because the Fund retains the flexibility to invest in a relatively small number of stocks, it is also considered to be non-diversified.

• The WF Large Company Growth Fund, like the Strong Advisor Focus Fund, seeks capital appreciation (growth), whereas the Strong Blue Chip Fund seeks capital growth and income.

• The Funds utilize different stock selection criteria in that the WF Large Company Growth Fund invests principally in companies with market capitalizations of $3 billion or more, whereas the Strong Advisor Focus Fund invests in equity securities of 30-40 small-, medium-, or large-capitalization companies and the Strong Blue Chip Fund invests at least 80% in blue chip companies.

• The WF Large Company Growth Fund may invest up to 20% of its assets in foreign securities through ADRs and similar investments, whereas the Strong Advisor Focus Fund may invest up to 25% of its assets directly or indirectly in foreign securities and the Strong Blue Chip Fund may invest any amount in dollar-denominated foreign securities issued by blue chip companies.

• The WF Large Company Growth Fund may invest up to 5% of its assets in derivative securities, whereas the Strong Advisor Focus Fund and Strong Blue Chip Fund do not have a similar limit.

Strong Blue Chip Fund	Seeks total return by investing for capital growth and income.
The Fund invests at least 80% of its assets in blue chip companies. The Fund considers blue chip companies to be companies whose stock is included in the Russell Top 200® Growth Index (which was $317.8 million to $12.4 billion as of June 30, 2004 and is expected to change frequently) or companies with a similar capitalization at the time of the Fund’s investment. The Fund may invest any amount in dollar-denominated foreign securities issued by blue chip companies. The Fund may invest in derivative securities for non-speculative purposes.

WF Large Company Growth Fund	Seeks long-term capital appreciation.
The Fund is a gateway fund that invests substantially all of its assets in a diversified master portfolio of securities that are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. The Fund invests at least 80% of its assets in large-capitalization securities, which are defined as securities of companies with capitalizations of $3 billion or more. The Fund may invest up to 20% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor International Core Fund	Seeks capital growth.
The Fund invests at least 65% of its assets in foreign equity securities. The Fund invests in foreign equity securities of any size from any country, which may include equity securities from emerging markets, that appear to have strong growth potential and that may offer good relative value based on valuation measures such as earnings, cash flow, or asset value.

• The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF International Core Fund invests at least 80% of its assets in non-U.S. securities, as compared to the Strong Advisor International Core Fund which invests at least 65% of its assets in foreign equity securities.

• The WF International Core Fund is allowed to apply more flexible criteria than the Strong Advisor International Core Fund in determining whether a security is a non-U.S. security.

WF International Core Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in non-U.S. securities. The Fund defines non-U.S. securities as securities (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; (2) issued by companies for which the principal securities trading market is a country other than the U.S.; or (3) issued by companies, regardless of where their securities are traded, that derive at least 50% of their revenue or profits from goods produced or sold, investments made, or services performed in a country other than the U.S. or that have at least 50% of their assets in countries other than the U.S.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Large Company Core Fund	Seeks total return by investing for both income and capital growth.
The Fund invests at least 80% of its assets in securities of large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings potential, discounted cash flows, or asset value. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Index at the time of investment. The Fund may invest up to 25% of its assets in foreign securities. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors.

• The WF Large Company Core Fund, like the Strong Advisor Large Company Core Fund, seeks total return, while the Strong Value Fund seeks capital growth.

• The WF Large Company Core Fund, like the Strong Advisor Large Company Core, invests at least 80% of its assets in large-capitalization securities, whereas the Strong Value Fund invests at least 65% of its assets in equity securities (without committing to any particular capitalization ranges).

• The WF Large Company Core Fund does not necessarily follow the four-step investment discipline of the Strong Value Fund.

• The WF Large Company Core Fund and the Strong Advisor Large Company Core Fund define their capitalization ranges differently. The WF Large Company Core Fund defines large-capitalization companies as those with market capitalizations of $3 billion or more, whereas the Strong Advisor Large Company Core Fund defines large-capitalization companies as those with market capitalizations substantially similar to those of companies in the S&P 500 Index at the time of investment, which may, at times, set a minimum that is higher or lower than $3 billion.

• The WF Large Company Core Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments, whereas the Strong Advisor Large Company Core Fund and Strong Value Fund may invest up to 25% of their assets directly or indirectly in foreign securities.

• The WF Large Company Core Fund may invest up to 5% of its assets in derivative securities, whereas the Strong Value Fund does not have a similar limit.

Strong Value Fund	Seeks capital growth.
The Fund invests at least 65% of its assets in equity securities. The Fund’s manager follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. Second, the manager looks for large- and medium-capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The fourth step is for the manager to sell positions when a stock price declines 15% from its average cost and the outlook for the company has deteriorated. The Fund may invest in derivative securities for non-speculative purposes (e.g., to manage investment risk or for liquidity). The Fund may invest up to 25% of its assets in foreign securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

WF Large Company Core Fund (New)	Seeks total return comprised of long-term capital appreciation and current income.
The Fund invests at least 80% of its assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more. The Fund may invest up to 25% of its assets in foreign securities through ADRs and similar investments.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Mid Cap Growth Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of medium-capitalization companies that the Fund’s manager believes have favorable prospects for above average and sustainable growth of earnings and revenue. The Fund defines “medium-capitalization companies” as companies with a market capitalization substantially similar to that of companies in the Russell Midcap® Index at the time of investment. The Fund may invest up to 25% of its assets in foreign securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

•  The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Montgomery Mid Cap Growth Fund is not permitted to invest in foreign securities, whereas the Strong Advisor Mid Cap Growth Fund may invest up to 25% of its assets in foreign securities.

WF Montgomery Mid Cap Growth Fund	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in mid-capitalization securities. Generally, such securities will be those of companies with market capitalizations within the range of the Russell Midcap® Index.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Municipal Bond Fund	Seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
The Fund invests at least 80% of its assets in municipal bonds, including long-term, higher- and medium-quality municipal bonds. The Fund may invest up to 25% of its assets in securities that are of lower quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund typically maintains an average effective maturity between five and twenty years.

•  The principal strategies and investment approach of the WF Municipal Bond Fund will be substantially similar to those of the Strong Municipal Bond Fund, so there will be no material differences between those two Funds.

•  The WF Municipal Bond Fund is not required to invest a specified percentage in high-quality securities, where as the Strong Advisor Municipal Bond Fund must invest at least 75% of its assets in higher-quality securities (e.g., securities rated AAA through A by S&P).

•  The WF Municipal Bond Fund, like the Strong Municipal Bond Fund, may invest any amount of its assets in securities that produce income subject to the federal AMT, whereas the Strong Advisor Municipal Bond Fund expects to invest primarily in municipal bonds whose interest is exempt from the federal AMT.

Strong Advisor Municipal Bond Fund	Seeks total return by investing for a high level of federal tax-exempt current income.
The Fund invests at least 80% of its assets in municipal bonds, and at least 75% of its assets in higher-quality municipal securities (e.g., securities rated AAA through A by S&P) as determined at the time of purchase. The Fund expects to invest primarily in municipal bonds whose interest is exempt from the federal AMT. The Fund typically maintains an average effective maturity of between five and twenty years.

WF Municipal Bond Fund (New)	Seeks current income exempt from federal income tax.	The principal strategies of the Fund are substantially similar to those of the Strong Municipal Bond Fund.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Select Fund	Seeks capital growth.
The Fund invests at least 65% of its assets in equity securities. The Fund invests in the equity securities of 30 to 40 small-, medium-, and large-capitalization companies that its managers believe have above-average earnings growth prospects. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its assets in foreign securities. Because the Fund retains the flexibility to invest in a relatively small number of stocks, it is also considered to be non-diversified.

•  The WF Endeavor Select Fund invests at least 80% of its assets in equity securities, whereas the Strong Advisor Select Fund invests at least 65% of its assets in equity securities.

•  The WF Endeavor Select Fund invests up to 25% of its assets in foreign securities through ADRs and similar investments, whereas the Strong Advisor Select Fund invests up to 25% of its assets directly or indirectly in foreign securities.

WF Endeavor Select Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in equity securities; and up to 25% of its assets in foreign securities through ADRs and similar investments. Because the Fund retains the flexibility to invest in a relatively small number of stocks, it is also considered to be non-diversified.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Short Duration Bond Fund	Seeks total return by investing for a high level of income with a low degree of share-price fluctuation.
The Fund invests at least 80% of its assets in bonds and up to 35% of its assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). The Fund may invest a significant amount in mortgage- and asset-backed securities. The Fund may invest up to 30% of its assets in foreign securities. The Fund may invest in derivative securities for non-speculative purposes. The Fund generally maintains a duration of one year or less.

•  The two Funds have substantially similar investment objectives, principal strategies and investment policies, and invest in substantially similar investments, except that the WF Ultra-Short Duration Bond Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers, as compared to the Strong Advisor Short Duration Bond Fund which may invest up to 30% of its assets in foreign securities.

•  The WF Ultra-Short Duration Bond Fund may invest up to 5% of its assets in derivative securities, whereas the Strong Advisor Short Duration Bond Fund does not have a similar limit.

WF Ultra-Short Duration Bond Fund (New)	Seeks current income consistent with capital preservation.
The Fund invests at least 80% of its assets in debt securities and up to 35% of its assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). The Fund may invest up to 25% of its assets in dollar-denominated debt securities of foreign issuers. The Fund generally maintains a duration of one year or less.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Small Cap Value Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of small-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines “small-capitalization companies” as companies with a market capitalization substantially similar to that of companies in the Russell 2500TM Index at the time of investment. The Fund may invest up to 30% of its assets in foreign securities. As a hedging strategy, the Fund may write put and call options. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

•  The WF Small Cap Value Fund only seeks long-term capital appreciation, whereas the Strong Multi Cap Value Fund seeks long-term capital growth, with a secondary objective of current income.

•  The WF Small Cap Value Fund commits to invest a large percentage of its assets in small-capitalization securities (at least 80%) as compared with the Strong Multi Cap Value Fund, which applies a multi-cap strategy (at least 80% of its assets in small-, medium- and large-capitalization securities).

Strong Multi Cap Value Fund	Seeks long-term capital growth, with a secondary objective of current income.
The Fund invests at least 80% of its assets in equity securities of small-, medium-, and large-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund may also invest up to 30% of its assets in foreign securities. As a hedging strategy, the Fund may write call options. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

WF Small Cap Value Fund (New)	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in securities of small-capitalization companies, which are defined as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500® Index at the time of purchase; and up to 30% of its assets in foreign securities. As a hedging strategy, the Fund may write put and call options.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Strategic Income Fund	Seeks total return by investing for a high level of current income and capital growth.
The Fund invests at least 65% of its assets in medium- and lower-quality corporate bonds (e.g., bonds rated BBB through C by S&P). The Fund may invest up to 20% of its assets in common stocks and up to 20% of its assets in debt obligations that are in default. The Fund may also invest in convertible securities and mortgage-backed and other asset-backed securities. The Fund may invest up to 30% of its assets in foreign securities. The Fund will typically maintain a dollar-weighted average effective maturity between three and ten years.
• The WF Strategic Income Fund must invest at least 80% of its assets in income-producing securities, whereas the Strong Advisor Strategic Income Fund does not have a similar investment policy.
WF Strategic Income Fund (New)	Seeks current income while maintaining prospects for capital appreciation.
The Fund invests at least 80% of its assets in income-producing securities. It also invests up to 30% of its assets in foreign obligations, up to 20% of its assets in debt securities that are in default at the time of purchase and up to 20% of its assets in common stocks and convertible securities. The Fund may invest all of its assets in below investment-grade debt securities (e.g., debt securities rated from BB to C by S&P). The Fund will typically maintain an average effective maturity between three and ten years.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Technology Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund may invest up to 25% of its assets in foreign securities.

•  The Funds have substantially similar investment strategies, except the Strong Technology 100 Fund limits its investments in technology companies to 75 to 125 stocks.

•  The WF Specialized Technology Fund may invest up to 50% of its assets in foreign securities and no more than 25% of its total assets in any one foreign country, although investments in Japan may exceed this limitation; whereas each of the Strong Advisor Technology Fund and the Strong Technology 100 Fund may invest up to 25% of its assets in foreign securities.

•  The WF Specialized Technology Fund invests primarily in issuers with an average market capitalization of $500 million or more, whereas the Strong Advisor Technology Fund and the Strong Technology 100 Fund may invest in the securities of companies of any size.

•  The WF Specialized Technology Fund is a non-diversified fund, whereas the Strong Advisor Technology Fund and the Strong Technology 100 Fund are diversified funds, which means they are more limited in the amount they may invest in any one issuer.

Strong Technology 100 Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund may invest up to 25% of its assets in foreign securities.

WF Specialized Technology Fund	Seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.
The Fund invests principally in equity securities of technology companies worldwide. The Fund invests at least 80% of its assets in securities of technology companies which it defines as those with revenues primarily generated by technology products and services, such as computer, software and communications equipment and services, semi-conductor, healthcare, biotechnology and defense aerospace. Because the Fund retains flexibility to invest in a relatively small number of stocks, it is also considered to be non-diversified. The Fund may invest up to 50% of its assets in foreign securities, but no more than 25% in any one foreign country, except Japan. The Fund invests primarily in issuers with average market capitalizations of $500 million or more, although it may invest up to 15% of its assets in equity securities of companies with market capitalizations below $100 million.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong U.S. Emerging Growth Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of U.S. issuers that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the equity securities of small- and medium-capitalization companies, although the Fund can invest in stocks of any size. The Fund may invest up to 20% of its assets in foreign securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

•  The WF Montgomery Small Cap Fund invests principally in companies of small-capitalization ranges, whereas the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund invest in companies of small- and medium-capitalization ranges.

•  The Funds define their capitalization ranges slightly differently. The WF Montgomery Small Cap Fund defines small-capitalization companies as those with a market capitalization of less than $2 billion at the time of purchase, whereas the Strong Advisor U.S. Small/Mid Cap Growth Fund defines small- and medium-capitalization companies as those with capitalizations similar to those of the Russell 2500TM Index (which was $37 million to $4.8 billion as of June 30, 2004 and is expected to change frequently) and the Russell Midcap® Index (which was $513 million to $13.84 billion as of June 30, 2004 and is expected to change frequently), respectively. The Strong U.S. Emerging Growth Fund does not provide a definition for its capitalization ranges.

•  The WF Montgomery Small Cap Fund is not permitted to invest in foreign securities, whereas both the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund invest up to 20% of their assets in foreign securities.

Strong Advisor U.S. Small/Mid Cap Growth Fund	Seeks capital growth.
The Fund invests at least 80% of its assets in equity securities of small- and medium-capitalization U.S. companies that the Fund’s manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines “small-capitalization companies” and “medium-capitalization companies” as companies with a market capitalization substantially similar to that of companies in the Russell 2500TM Index and Russell Midcap® Index, respectively, at the time of investment. The Fund may invest up to 20% of its assets in foreign securities. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

WF Montgomery Small Cap Fund	Seeks long-term capital appreciation.
The Fund invests at least 80% of its assets in securities of small-cap securities, which are defined as securities of companies with a market capitalization of less than $2 billion at the time of purchase. The Fund maintains a diversified portfolio of securities believed by its adviser to have above-average growth potential. The adviser focuses its investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of development.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor U.S. Value Fund	Seeks total return by investing for both income and capital growth.
The Fund invests at least 80% of its assets in equity securities of U.S. companies that the Fund’s manager believes are undervalued relative to the market based on discounted cash flows, earnings, and asset value. The Fund may invest in equity securities of any size. The Fund invests at least 65% of its assets in dividend-paying equity securities. The Fund may invest up to 10% of its assets in foreign securities. The Fund may invest in derivative securities for non-speculative purposes. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors.

•  The WF U.S. Value Fund seeks total return with an emphasis on long-term capital appreciation, whereas the Strong Advisor U.S. Value Fund seeks total return by investing for both income and capital growth and the Strong Strategic Value Fund only seeks capital growth.

•  The WF U.S. Value Fund must invest at least 80% of its assets in large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more, whereas the Strong Advisor U.S. Value Fund and Strong Strategic Value Fund do not have such an investment policy.

•  The WF U.S. Value Fund and Strong Strategic Value Fund, unlike the Strong Advisor U.S. Value Fund, are not required to invest at least 65% of their assets in dividend-paying equity securities.

•  The WF U.S. Value Fund may invest up to 5% in foreign securities through ADRs and similar investments, whereas the Strong Advisor U.S. Value Fund may invest up to 10% of its assets directly or indirectly in foreign securities and the Strong Strategic Value Fund may invest up to 25% of its assets directly or indirectly in foreign securities.

•  The WF U.S. Value Fund may invest up to 5% of its assets in derivative securities, whereas the Strong Advisor U.S. Value Fund and Strong Strategic Value Fund do not have a similar limit.

Strong Strategic Value Fund	Seeks capital growth.
The Fund invests primarily in equity securities of companies that the Fund’s manager believes are undervalued relative to the market based on earnings potential, discounted cash flows, or asset value. The Fund may invest in equity securities of any size. The Fund may invest up to 25% of its assets in foreign securities. The Fund may invest in derivative securities for non-speculative purposes. Although the Fund can invest in any economic sector, at times it may emphasize one or more particular sectors.

WF U.S. Value Fund (New)	Seeks total return with an emphasis on long-term capital appreciation.
The Fund invests at least 80% of its assets in U.S. securities. The Fund invests at least 80% of its assets in securities of large-capitalization companies, which are defined as those with market capitalizations of $3 billion or more.

Fund Names	Objectives	Principal Strategies	Key Differences
Strong Advisor Utilities & Energy Fund	Seeks total return by investing for both income and capital growth.
The Fund invests at least 80% of its assets in equity securities of public utility companies and energy companies that pay current dividends and whose earnings are expected to improve. The Fund considers a company to be in the utilities or energy sector if at least 50% of the company’s revenues, expenses or profits are derived from its utilities or energy activities. The Fund may invest up to 30% of its assets in foreign securities.

•  The WF Equity Income Fund does not concentrate its investments on a particular sector, whereas the Strong Advisor Utilities & Energy Fund concentrates its investments in equity securities of public utility companies and energy companies.

•  The WF Equity Income Fund invests at least 80% of its assets in large-capitalization securities, whereas the Strong Advisor Utilities & Energy Fund does not have similar investment requirements.

•  The WF Equity Income Fund may invest in foreign securities through ADRs and similar investments, whereas the Strong Advisor Utilities & Energy Fund may invest directly or indirectly in foreign securities.

WF Equity Income Fund	Seeks long-term capital appreciation and above-average dividend income.
The Fund is a gateway feeder fund that invests substantially all of its assets in a master portfolio with substantially identical investment policies. The Fund, through the master portfolio, invests at least 80% of its assets in income-producing equity securities and at least 80% of its assets in large-capitalization securities, which are defined as securities of companies with market capitalizations of $3 billion or more.

Common and Specific Risk Considerations

Because of the similarities in investment objectives and policies, the Acquired Funds and the Acquiring Funds, for the most part, are subject to similar investment risks. The following discussion describes the principal risks that may affect the Funds’ portfolios as a whole, and compares the principal risks associated with each Acquired Fund and its corresponding Acquiring Fund (in bold print). Information regarding the specific risks for each Fund, including which of the principal risks described below are applicable to each Fund, may be found below, as well as in the prospectus for each Acquired Fund and in Exhibit C for the Acquiring Funds. Each Fund, except the WF Equity Income Fund and WF Large Company Growth Fund, is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund’s managers will produce the desired results. An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

Active Trading.  Funds that have an active trading investment strategy have a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains or losses.

Debt Securities.  Funds that invest in debt securities, such as notes and bonds, are subject to credit risk and interest rate risk, and maturity risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund’s portfolio investments, including U.S. Government or municipal obligations. Maturity risk is the risk that debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

Derivatives.  When derivatives are used by a Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, agreed to by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset that the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, Funds using derivatives will cover resulting financial risks (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the “over-the-counter” market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy, and using them could lower a Fund’s return.

Equity Securities.  Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stock and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Therefore, when you sell your investment, you may receive more or less money than you originally invested. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Also, there is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Funds that invest in small- and medium-capitalization companies (“smaller companies”) and in foreign investments (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. Smaller companies may have more limited product lines, markets and financial resources, and more aggressive capital structures than large-capitalization companies (“larger companies”), and may be involved in rapidly growing or changing industries and/or new technologies. Stocks of smaller companies tend to be more volatile, have lower trading volume, and are less liquid than larger companies’ stocks; and smaller companies generally have higher failure rates than larger companies.

Foreign Securities.  A Fund’s investments in foreign issuers and emerging market securities also are subject to special risks associated with international investing, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently than U.S. markets. Emerging market securities typically present greater exposure to these same risks and can present additional risks, such as social unrest and political upheaval, which can make them more volatile than investments in more established foreign markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies thereby reducing their earnings potential. Direct investment in foreign securities involves exposure to other risks, including those related to fluctuations in foreign currency exchange rates, withholding (potentially confiscatory) or other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. Indirect investments in foreign securities, through ADRs and similar investments, involve exposure to all the foreign securities risks discussed above, except for the additional risks described for direct investments in foreign companies.

High-Yield Securities.  High-yield securities are debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds”). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Asset-Backed Securities.  Funds that invest in mortgage- and asset-backed securities are subject to additional risks besides interest rate and credit risk. Mortgage-backed securities may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on a portfolio. Asset-backed securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

Municipal Securities.  Funds that invest in municipal securities are subject to the risk that economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. In addition, municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Fund. To reduce risks created by non-appropriation, the Fund’s managers try to invest in municipal leases involving essential public-use projects from creditworthy municipalities. To the extent the Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low income housing, and energy productions), it is subject to the risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting these types of municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

Sector.  To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Funds’ statement of additional information.

U.S. Government Obligations.  The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Strong Advisor Bond Fund/Strong Corporate Income Fund/WF Montgomery Total Return Bond Fund

The Funds are primarily subject to the risks associated with investments in debt securities, derivatives, and mortgage- and asset-backed securities, and active trading, as described above. The Strong Advisor Bond Fund is also subject to the risks of investments in U.S. Government obligations. While the WF Montgomery Total Return Bond Fund and Strong Advisor Bond Fund may each invest up to 20% of its assets in lower-quality, high yield bonds, the Strong Corporate Income Fund is not permitted to make such investments, and is therefore, not subject to the additional risks associated with these investments. Thus, the Strong Advisor Bond Fund and WF Montgomery Total Return Bond Fund are also subject to the risks associated with investments in high-yield securities.

In addition, as of September 30, 2004, the WF Montgomery Total Return Bond Fund, the Strong Corporate Income Fund and the Strong Advisor Bond Fund had average effective maturities of 7.22 years, 4.5 years and 4.1 years, respectively. The interest rate risk of each Fund relative to the other is, in part, a reflection of the relative maturity of their portfolios. In general, the Fund with the longer average effective maturity at any point in time is exposed to greater interest rate risk, but has higher potential return. All three of these Funds also may be subject to the risks associated with investments in foreign securities. While the WF Montgomery Total Return Bond Fund may invest a similar percentage of its assets in foreign securities (up to 20%) as compared to the Strong Advisor Bond Fund (up to 20%) and the Strong Corporate Income Fund (up to 30%), the WF Montgomery Total Return Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing exposure to foreign currency risk.

Strong Advisor Common Stock Fund/WF Common Stock Fund

Because the WF Common Stock Fund will follow substantially similar investment policies and restrictions as the Strong Advisor Common Stock Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. The Funds are also subject to the risks associated with investments in foreign securities. Both Funds are subject to an express limitation on the amount they may invest in foreign securities (up to 25%).

Strong Advisor Endeavor Large Cap Fund/WF Endeavor Large Cap Fund

The Funds are primarily subject to the risks associated with investments in equity securities and active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Endeavor Large Cap Fund may only invest in such securities through ADRs and similar investments. Thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

Strong Advisor Focus Fund/Strong Blue Chip Fund/WF Large Company Growth Fund

All three of the Funds are primarily subject to the risks associated with equity securities, as described above. The Strong Advisor Focus Fund and the Strong Blue Chip Fund are also subject to the risks associated with active trading, sector investments, and use of derivatives, as described above. Also, because the Strong Blue Chip Fund focuses its investments in blue chip companies (companies whose stock is included in the Russell Top 200® Growth Index (which was $317.8 million to $12.4 billion as of June 30, 2004) or companies with a similar capitalization at the time of the Fund’s investment), it is subject to greater risk than funds that invest in a broader range of securities, because of the impact (positive or negative) that developments affecting blue chip companies could have on its portfolio. The WF Large Company Growth Fund principally invests in securities of larger companies. Because the Strong Advisor Focus Fund invests in equity securities of companies of any size, it is subject to the risks associated with investing in smaller companies.

In addition, all three of the Funds may be subject to the risks associated with investments in foreign securities. While the WF Large Company Growth Fund may invest a similar percentage of its assets in foreign securities (up to 20%) as compared to the Strong Advisor Focus Fund (up to 25%) and the Strong Blue Chip Fund (any amount in dollar-denominated securities), the WF Large Company Growth Fund may only invest in such securities through ADRs and similar investments in foreign securities. The Strong Blue Chip Fund is not exposed to foreign currency risk.

Strong Advisor International Core Fund/WF International Core Fund

Because the WF International Core Fund will follow substantially similar investment policies and restrictions as the Strong Advisor International Core Fund, there are no material differences in the risks associated with investing in the Funds, except to the extent the WF International Core Fund’s more flexible definition of non-U.S. securities allows it to choose from a broader array of securities. Both Funds are primarily subject to the risks associated with investments in equity securities and foreign securities, as described above. In addition, the Funds are also subject to the risks associated with investing in smaller companies.

Strong Advisor Large Company Core Fund/Strong Value Fund/WF Large Company Core Fund

The Funds are primarily subject to the risks associated with investments in equity securities, as described above. Such risks include those related to investing in growth and/or value style stocks. The WF Large Company Core Fund and Strong Advisor Large Company Core Fund are subject to the risks of investing in growth and value style stocks and the Strong Value Fund is primarily subject to the risk of investing in value style stocks. The Strong Advisor Large Company Core Fund and Strong Value Fund also are subject to active trading. The Strong Value Fund is also subject to the risks associated with investments in smaller companies, derivatives, and sectors, as described above.

In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Large Company Core Fund may only invest in such securities through ADRs and similar investments. Thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

Strong Advisor Mid Cap Growth Fund/WF Montgomery Mid Cap Growth Fund

Because the WF Montgomery Mid Cap Growth Fund will follow substantially similar investment policies and restrictions as the Strong Advisor Mid Cap Growth Fund, there are no material differences in the risks associated with investing in the Funds, except with respect to foreign securities and active trading. Both Funds are primarily subject to the risks associated with investments in equity securities and sectors, as described above. In addition, both Funds are subject to the risks associated with investments in smaller companies.

The Strong Advisor Mid Cap Growth Fund is also subject to the risks associated with investments in foreign securities and active trading. While the Strong Advisor Mid Cap Growth Fund may invest up to 25% of its assets in foreign securities, the WF Montgomery Mid Cap Growth Fund may not invest in foreign securities. Thus the WF Montgomery Mid Cap Growth Fund is not exposed to the risks associated with investments in foreign securities.

Strong Municipal Bond Fund/Strong Advisor Municipal Bond Fund/WF Municipal Bond Fund

All three of these Funds are primarily subject to the risks associated with investments in debt securities, as described above. In addition, the Funds are subject to the risks associated with investments in high yield securities, derivatives, and municipal securities. The Strong Municipal Bond Fund and the WF Municipal Bond Fund are subject to the risks of active trading. To the extent the WF Municipal Bond Fund invests more than 25% of its assets in medium or lower quality securities, it may be subject to greater high-yield securities risk than the Strong Municipal Bond Fund and Strong Advisor Municipal Bond Fund, which may invest only up to 25% in debt securities rated below A by S&P.

Strong Advisor Select Fund/WF Endeavor Select Fund

There are no material differences in the risks associated with investing in the Funds. The Funds are primarily subject to the risks associated with investments in equity securities, smaller companies, and active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Endeavor Select Fund may only invest in such securities through ADRs and similar investments. Thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities. Finally, each of the Strong Advisor Select and WF Endeavor Select Funds, as a non-diversified fund, may invest a larger percentage of its assets in the securities of a single issuer, which could subject it to greater risks than a more diversified fund because of the impact (positive or negative) that any one issuer could have on the Fund’s portfolio.

Strong Advisor Short Duration Bond Fund/WF Ultra-Short Duration Bond Fund

Because the WF Ultra-Short Duration Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short Duration Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in debt securities, mortgage- and asset-backed securities, derivatives, and active trading, as described above. The Funds are also subject to the risks associated with investments in high yield securities. Each Fund may invest up to 35% of its assets in below investment-grade debt securities.

In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Ultra-Short Duration Bond Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Short Duration Bond Fund (up to 30%), the WF Ultra-Short Duration Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing exposure to currency risk.

Strong Advisor Small Cap Value Fund/Strong Multi Cap Value Fund/WF Small Cap Value Fund

The Funds are primarily subject to the risks associated with equity securities, smaller companies, use of derivatives, and sector investments, as described above. The risk of investing in smaller companies is higher for the WF Small Cap Value Fund and Strong Advisor Small Cap Value Fund as compared to the Strong Multi Cap Value Fund. In addition, the Funds may be subject to the risk associated with investments in foreign securities. Each Fund may invest up to 30% of its assets in foreign securities.

Strong Advisor Strategic Income Fund/WF Strategic Income Fund

The Funds are primarily subject to the risks associated with debt securities and active trading, as described above. The Funds are also subject to the risks associated with high yield securities and foreign securities, as described above. Each Fund may invest up to 30% of its assets in foreign securities.

Strong Advisor Technology Fund/Strong Technology 100 Fund/WF Specialized Technology Fund

All three of the Funds are primarily subject to the risks associated with investments in equity securities, smaller companies, sector investments, and active trading, as described above. Also, because the Funds concentrate their investments in the technology and related sectors, they are subject to greater risk than less concentrated funds because of the impact (positive or negative) that developments affecting the technology sector could have on their respective portfolios. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of the Funds’ investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Significant losses may result from a lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

In addition, the Funds may be subject to the risks associated with investments in foreign securities. The WF Specialized Technology Fund may invest up to 50% of its assets in foreign securities, whereas the Strong Advisor Technology Fund and the Strong Technology 100 Fund may invest up to 25% of each of their assets in foreign securities. Thus, to the extent that the WF Specialized Technology Fund utilizes this flexibility to invest a significantly larger percentage of its assets in foreign securities, it could be subject to increased risk from foreign securities as compared to the Strong Advisor Technology Fund and the Strong Technology 100 Fund.

Also, the WF Specialized Technology Fund, as a non-diversified fund, reserves the right to invest a larger percentage of its assets in the securities of a single issuer. If the WF Specialized Technology Fund chooses to exercise this right, it would be subject to relatively greater risks than the Strong Advisor Technology Fund and the Strong Technology 100 Fund because of the impact (positive or negative) that any one issuer could have on the Fund’s portfolio. In addition, the WF Specialized Technology Fund may invest up to 25% of its assets in any one foreign country (although its investments in Japan may exceed this limitation). To the extent the WF Specialized Technology Fund chooses to invest a large percentage of its assets in a single country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

Strong U.S. Emerging Growth Fund/Strong Advisor U.S. Small/Mid Cap Growth Fund/WF Montgomery Small Cap Fund

The Funds are primarily subject to the risks associated with investments in equity securities, smaller companies, and sectors as described above.

In addition, the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund are also subject to the risks associated with foreign securities and active trading. The WF Montgomery Small Cap Fund may not invest in foreign securities, whereas both the Strong U.S. Emerging Growth Fund and Strong Advisor U.S. Small/Mid Cap Growth Fund may invest up to 25% of each of their assets in foreign securities. Accordingly, the WF Montgomery Small Cap Fund is not exposed to the risks associated with investments in foreign securities.

Strong Advisor U.S. Value Fund/Strong Strategic Value Fund/WF U.S. Value Fund

The Funds are primarily subject to the risks associated with investments in equity securities, derivatives, and sectors, as described above. All three of the Funds are also subject to the risks associated with investments in foreign securities. The WF U.S. Value Fund may invest up to 5% of its assets in foreign securities and the Strong Advisor U.S. Value Fund may invest up to 10% of its assets in foreign securities, while the Strong Strategic Value Fund may invest up to 25% in foreign securities. Thus the Strong Strategic Value Fund is subject to greater foreign securities risk. The Strong Strategic Value Fund is also subject to the risks associated with active trading.

Strong Advisor Utilities & Energy Fund/WF Equity Income Fund

The Funds are primarily subject to the risks associated with equity securities and active trading, as described above. Also, because the Strong Advisor Utilities & Energy Fund concentrates its investments in the utilities and energy and related sectors, it is subject to greater risk than less concentrated funds because of the impact (positive or negative) that developments affecting the utilities and energy sector could have on its portfolio. The Strong Advisor Utilities & Energy Fund invests in smaller companies, which may subject it to greater risk than the WF Equity Income Fund, which focuses on larger companies. The Funds are also subject to differing degrees of risk associated with investments in foreign securities. The Strong Advisor Utilities & Energy Fund may invest up to 30% of its net assets in foreign securities (including both direct investments and investments through ADRs) while for the WF Equity Income Fund, investing in foreign securities is not a primary investment strategy.

Comparison of Account Features and Services

The following compares the distribution arrangements, pricing policies, class structure, purchase, redemption, and exchange policies, redemption fees, and distribution policies of the Strong Funds and Wells Fargo Funds.

Distribution Arrangements.  As the principal underwriter for the Strong Funds, Strong Investments, Inc. (“SII”) uses its best efforts to distribute shares of the Funds on a continuous basis. Stephens Inc. (“Stephens”) currently acts, and Wells Fargo Funds Distributor (“Funds Distributor”) has been approved to act, beginning at or before the closing of the Reorganization, as the principal underwriter for the Wells Fargo Funds. Each of Stephens and Funds Distributor (collectively, “Wells Distributor”) shall use its best efforts to distribute shares of the Funds on a continuous basis. Both Strong Funds and Wells Fargo Fund shares may be sold through broker-dealers and others who have entered into sales agreements with the principal underwriter. Investor Class, Institutional Class, Class B, Class C, Class K, and Class Z shares of the Strong Funds and Investor Class, Select Class, Class B, Class C, and Institutional Class shares of the Wells Fargo Funds are offered for sale at the next determined net asset value per share (“NAV”). Class A shares are offered for sale at the next determined NAV per share plus, with certain exceptions, an initial sales charge. Class B and Class C shares, and Class A shares on which the initial sales charge has been waived, are subject to a contingent deferred sales charge (“CDSC”), based on a percentage of the original purchase price. A portion of the sales charges payable may be reallowed to retail dealers involved in the transaction. SII and SCM are affiliated. Funds Distributor and Funds Management are affiliated. Stephens is not affiliated with Funds Management.

The Strong Funds that offer Class A, Class B and Class C shares and the Strong Strategic Value Fund, on behalf of its Investor Class shares have adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”). The Plan was adopted by the Board, including a majority of the Directors who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Each Strong Fund is authorized to make payments to SII in connection with the distribution and shareholder services provided with respect to Class A, Class B, Class C, and certain Investor Class shares at the annual rate of 0.25% of the Strong Fund’s average daily net assets attributable to Class A and Investor Class shares, and at the annual rate of up to 1.00% of the Strong Fund’s average daily net assets attributable to Class B and Class C shares, out of which 0.25% may be used for service fees. Amounts received by SII under the Rule 12b-1 plan may be spent for any activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders. The Strong Fund’s Rule 12b-1 plan is a compensation plan because payments under the plan are made for services rendered regardless of the level of expenditures made by SII.

The Wells Fargo Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 for their Class B and Class C shares. The Plan was adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related distribution agreement, the Class B and Class C shares of the Funds pay Wells Distributor on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each Class as compensation for distribution-related services or as reimbursement for distribution-related expenses. The actual fee payable by the Funds’ Class C shares is determined, within such limits, from time to time by mutual agreement between the Wells Fargo Funds and Wells Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. Wells Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from Wells Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. Wells Distributor may retain any portion of the total distribution fee payable to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

In addition, the Wells Fargo Funds that offer Class A, Class B, Class C, Class Z, Institutional Class and Investor Class shares have adopted a shareholder servicing plan and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank and Funds Management. The shareholder servicing plan and related agreements were adopted by the Wells Fargo Funds Board, including a majority of the

Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the shareholder servicing plan, each Fund is authorized to make payments not to exceed 0.25% of the Fund’s average daily net assets attributable to Class A, Class B, Class C, Class Z, Institutional Class and Investor Class shares.

Pricing Policies.  The NAV of a mutual fund, plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the Fund. The NAV for the Strong Funds is calculated in the same manner as the NAV for the Wells Fargo Funds, although methods used to value the securities held by the Funds may be slightly different.

The NAV for both the Strong Funds and Wells Fargo Funds is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually, 4:00 p.m. Eastern Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, the NAV may be calculated at a different time. The NAV of each Class of shares of the Strong Funds and Wells Fargo Funds is calculated by taking the value of each Fund’s assets attributable to that Class, subtracting all its liabilities attributable to that Class, and dividing by the total number of shares outstanding of that Class. Expenses are accrued and applied daily when determining the NAV.

Generally, equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock Market are valued each business day using the Nasdaq Official Closing Price (“NOCP”). Exchange-traded securities for which there are no transactions and Nasdaq-traded securities (generally foreign securities) are valued based on market quotations. The Strong Funds value securities on the basis of information provided by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, the Strong Funds determine the fair value of the security in good faith under the supervision of the Board. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities. Debt securities may be valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, bid and asked prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Board determines that the fair value of such securities is their amortized cost. Some of a Fund’s portfolio securities may be listed on foreign exchanges that trade on days when the NAV is not calculated. As a result, the value of a Fund’s investments may change on days when shares may not be purchased or redeemed. In addition, a foreign exchange may not value its listed securities at the same time that the NAV is calculated. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when the NAV is calculated, including movements of the domestic market, generally will be reflected in a Fund’s NAV if Strong Investor Services, Inc. (“SIS”), under the supervision of the Board, determines that such events require fair valuation of those foreign securities that may be affected by the event.

The Wells Fargo Funds investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. The Wells Fargo Funds use fair value pricing methods to determine the values of certain investments, including if the Fund believes that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. The Wells Fargo Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

In addition, the Strong Funds and the Wells Fargo Funds may not use the same pricing services, which could result in pricing differences at the time of the Reorganization.

See the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference herein, for further information.

Class Structure.  The Strong Funds may offer up to eight share Classes (Investor, Advisor, Institutional, A, B, C, K, and Z). The Wells Fargo Funds may offer up to twelve share Classes (Investor, Investor-Liquidity Reserve Money Market, Administrator, Advisor, Institutional, Select, Service, A, B, C, D, and Z), each with a different combination of sales charges, fees, eligibility requirements and other features. Only the Investor Class, Institutional Class, Select Class, Class A, Class B, Class C, Class K, and Class Z shares are described in this Prospectus/Proxy Statement.

The Class A, Class B, and Class C shares of the Strong Advisor Small Cap Value Fund are currently closed to new investors, with certain exceptions, and the same Class shares of the WF Small Cap Value Fund are expected to be similarly limited. The Class A, Class B, Class C and Institutional Class shares of the Strong Advisor Municipal Bond Fund are currently open to new investors. Each Class of the Strong Advisor Municipal Bond Fund will merge into the same Class of the WF Municipal Bond Fund, however, such classes will be closed to new investors.

Class A

You can buy Class A shares of the Strong Funds and Wells Fargo Funds at the offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge or the sales charge may be waived. SII, for the Strong Funds, and Wells Distributor, for the Wells Fargo Funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The following sales charge information, including a description of reductions and waivers of sales charges, breakpoint information, and conditions for eligibility to receive such waivers and reductions, is expected to be available on the Wells Fargo website (www.wellsfargo.com) the second quarter of 2005. In the meantime, this information is available upon request at no charge by calling 1-800-222-8222. The Strong Funds up-front Class A sales charge is as follows:

Strong Equity Funds
Amount of purchase	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested
Less than $50k	5.75%	6.10%
$ 50k–$100k	4.50%	4.71%
$100k–$250k	3.50%	3.63%
$250k–$500k	2.50%	2.56%
$500k–$1M	2.00%	2.04%
$1M +	0.00%	0.00%

Strong Fixed Income Funds
Amount of purchase	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested
Less than $50k	4.50%	4.71%
$ 50k–$100k	4.50%	4.71%
$100k–$250k	3.75%	3.90%
$250k–$500k	2.75%	2.83%
$500k–$1M	2.25%	2.30%
$1M +	0.00%	0.00%

Strong Advisor Short Duration Bond Fund
Amount of purchase	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested
Less than $50k	2.25%	2.30%
$ 50k–$100k	2.25%	2.30%
$100k–$250k	1.75%	1.78%
$250k–$500k	1.25%	1.27%
$500k–$1M	1.00%	1.01%
$1M +	0.00%	0.00%

The Wells Fargo Funds up-front Class A sales charge is as follows:

Wells Fargo Equity Funds
Amount of purchase	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested
Less than $50k	5.75%	6.10%
$ 50k–$100k	4.75%	4.99%
$100k–$250k	3.75%	3.90%
$250k–$500k	2.75%	2.83%
$500k–$1M	2.00%	2.04%
$1M +	0.00%	0.00%

Wells Fargo Fixed Income Fund
Amount of purchase	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested
Less than $50k	4.50%	4.71%
$ 50k–$100k	4.00%	4.17%
$100k–$250k	3.50%	3.63%
$250k–$500k	2.50%	2.56%
$500k–$1M	2.00%	2.04%
$1M +	0.00%	0.00%

WF Ultra-Short Duration Bond Fund
Amount of purchase	Front-end sales charge as a % of offering price	Front-end sales charge as a % of net amount invested
Less than $50k	2.00%	2.04%
$ 50k–$100k	1.50%	1.52%
$100k–$250k	1.00%	1.01%
$250k–$500k	0.75%	0.76%
$500k–$1M	0.50%	0.50%
$1M +	0.00%	0.00%

For both the Strong Funds and the Wells Fargo Funds, if you invest $1 million or more in a single purchase, you are able to purchase Class A shares without an initial sales charge. However, for all Strong Funds and Wells Fargo Funds, except the Strong Advisor Large Company Core Fund, if you sell (redeem) these shares within 1 year of purchase, you may have to pay a contingent deferred sales charge (“CDSC”) of 1% based on your original purchase price for the shares. You do not have to pay this CDSC if your financial intermediary has made arrangements with SII or the Wells Distributor, as applicable, and agrees to waive the commission.

Please see the Strong Funds prospectuses and SAIs, which are incorporated by reference herein, for information on purchasing Class A shares of the Strong Funds with or without a reduced initial sales charge. Class A shares of the Wells Fargo Funds may be purchased without an or with a reduced initial sales charge as follows:

•	If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A sales charge” tables above.

•	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

•	You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment. You, or your fiduciary or trustee, also may ask us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by a family unit, including children under the age of twenty-one or single trust estate; a trustee or fiduciary purchasing for a single fiduciary relationship; or the members of a “qualified group ”which consists of a “company” (as defined under the 1940 Act), and related parties of such a “company, ”which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

•	Current and retired employees, directors/trustees and officers of the Wells Fargo Funds (including any predecessor funds); Wells Fargo & Company and its affiliates; and family members of any of the above may purchase Class A shares with no initial sales charge.

•	Current employees of Stephens and its affiliates may purchase Class A shares with no initial sales charge.

•	Broker-dealers who act as selling agents; and immediate family members (spouse, sibling, parent or child) of any of the above, may purchase Class A shares with no initial sales charge.

•	Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A purchases may purchase Class A shares without an initial sales charge.

•	Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party may receive Class A shares without an initial sales charge.

•	Internal Revenue Code Section 529 portfolios which invest in the Wells Fargo Funds, or for which Fund Management provides investment management services may invest in Class A shares without an initial sales charge.

•	Insurance company separate accounts may purchase Class A shares without an initial sales charge.

•	Fund of funds advised by Funds Management (i.e., WealthBuilder and Life Stage Portfolios) may purchase Class A shares without an initial sales charge.

•	Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization of the Montgomery funds into Wells Fargo Funds may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

•	Investors who reinvest net investment income and capital gain distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days, may purchase Class A shares without an initial sales charge.

•	Sales charge waivers are also available for investors in the WF Large Company Core Fund who acquired Class A shares in connection with the reorganization of the Rockhaven Fund into the Strong Advisor Large Company Core Fund and whose Rockhaven Fund accounts were established prior to September 17, 1999.

You also may buy Class A shares of the Wells Fargo Funds without an initial sales charge if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer. The Wells Fargo Funds reserve the right to enter into agreements that reduce or eliminate sales charges for groups or Classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here. Please see the Wells Fargo Funds statement of additional information, which is incorporated by reference herein, for more information on sales charge waivers and reductions.

Class B

You can buy Class B shares of the Strong Funds and Wells Fargo Funds at the offering price, which is the NAV without any up-front sales charge. If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see “Class B and Class C Share CDSC Waivers” and “Waivers for Certain Parties”).

The following shows the CDSC schedule for the Strong Funds:

Year	CDSC
Year 1	5%
Year 2	4%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7	0%
Year 8	0%

The following shows the CDSC schedule for the Wells Fargo Funds:

Equity and Fixed Income Funds		WF Ultra-Short Duration Bond Fund
Year	CDSC	Year	CDSC
Year 1	5%	Year 1	1.50%
Year 2	4%	Year 2	0.75%
Year 3	3%	Year 3	0.00%
Year 4	3%	Year 4	0.00%
Year 5	2%
Year 6	1%
Year 7	0%

For purposes of calculating the CDSC for the Strong Funds, the start of the holding period is the first day of the month in which the purchase was made. The Fund will use the first-in, first-out method when calculating the CDSC. Class B shares automatically convert to Class A shares at the beginning of the ninth year of ownership, in the same month of the original purchase.

To determine whether the CDSC applies to a redemption, the Wells Fargo Funds will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased. Class B shares convert to Class A shares after seven years for each Fund other than the WF Ultra-Short Duration Bond Fund, and after four years for the WF Ultra-Short Duration Bond Fund.

All Strong Fund shares exchanged in the Reorganization will continue to be subject to the current Strong Funds CDSC schedule. Any shares of the Wells Fargo Funds purchased after the Reorganization will be subject to the Wells Fargo Funds CDSC schedule.

The Strong Funds suggest that it may be more appropriate for an investor to purchase Class A rather than Class B shares for amounts in excess of $250,000 for equity funds and $100,000 for fixed-income funds. The Wells Fargo Funds limit Class B share purchases to $100,000 for all types of funds.

Class C

You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. If you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% based on your original purchase price for the shares. Class C shares are not available for purchases of $1 million or more.

In calculating the CDSC for the Strong Funds, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Strong Funds use the first-in, first-out method when calculating the CDSC.

To determine whether the CDSC applies to a redemption, the Wells Fargo Funds will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased.

CDSCs may be waived for certain redemptions and distributions. For more information about CDSC waivers, please see the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference herein.

Class B and Class C Share CDSC Waivers

•	You pay no CDSC on Fund shares you purchase with reinvested distributions.

•	We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to Internal Revenue Service guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

•	We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined in Internal Revenue Code Section 72(m)(7).)

•	We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

•	We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

•	For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C shares, no CDSC is imposed on withdrawals that meet all of the following circumstances.

•	Withdrawals are made by participating in the Systematic Withdrawal Program.

•	Withdrawals may not exceed 10% of your Fund assets (including “free shares”) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

Investor Class, Select Class, Class Z, and Class K

You can buy Investor Class, Institutional Class, Select Class, Class Z, and Class K shares at the offering price, which is the NAV without an up-front sales charge. Class Z and Class K shares of the Strong Funds are available only to eligible investors, as set forth in the Strong Funds prospectuses and SAIs, which are incorporated by reference herein. Class Z shares of the Wells Fargo Funds are available only to eligible investors, as follows.

•	Investors holding Class Z shares of a Strong Fund on November 30, 2000 that were purchased directly from Strong and not through an intermediary, except as described below.

•	Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

•	Officers, directors, and employees of the Wells Fargo Funds or Funds Management or an affiliate and each of their immediate family members (grandparent, parent, sibling, child, grandchild and spouse) who live in the same household.

•	Employer-sponsored retirement plans, and their participants, for which Funds Management or Funds Distributor, or one of their affiliates, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or Funds Distributor, or one of their affiliates, to perform services.

•	401(k) plans holding Class Z shares of a Strong Fund on November 30, 2000.

•	Certain institutional investors purchasing more than $1 million of Class Z shares.

•	Any fund of funds structure (e.g., Life Stage Portfolios or WealthBuilder Portfolios).

•	Any Internal Revenue Code Section 529 plan which invests in Wells Fargo Funds, or for which Funds Management provides investment management services.

•	Any accounts in a fee-based advisory program or shares previously held in such accounts.

Please refer to the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference, for more information.

Purchase, Redemption, and Exchange Policies.  The following chart describes the Wells Fargo Funds classes that will be distributed in the Reorganization.

Strong Fund Class	Wells Fargo Fund Class
Investor Class	Investor Class(1) or Class Z
Institutional Class	Select Class or Institutional Class(2)
Class A	Class A
Class B	Class B or Class A(3)
Class C	Class C or Class A (3)
Class K	Institutional Class
Class Z	Class Z

(1)	Strong Municipal Bond Fund only.
(2)	Strong Advisor Municipal Bond Fund only.
(3)	Strong Advisor Focus and Strong Advisor Technology Funds only.

The following chart highlights the purchase, redemption, and exchange policies for each relevant Class of the Wells Fargo Funds as compared to the policies of the related Class of the Strong Funds.

Purchase, Redemption and Exchange Policies	Strong Funds	Wells Fargo Funds
Minimum initial purchase (The Wells Fargo Funds and Strong Funds may waive the minimum initial investment under certain circumstances.)
Investor Class, Class A, Class B, Class C, and Class Z:
Regular Accounts: $2,500 Education Savings Accounts, traditional IRAs, Roth IRAs, SEP-IRAs, and UGMA/UTMAs: $1,000
Simple IRAs and 403(b)(7), Keogh, Pension Plan, and Profit Sharing Plan accounts:
the lesser of $250 or $25 per month
Institutional Class:
All Funds, except Strong Advisor Bond: $1 million, except for registered investment advisers with an initial investment of at least $250,000
Strong Advisor Bond:
$250,000
Class K: Not applicable.

Investor Class and Class Z:
Regular Accounts: $2,500
Retirement Accounts: $1,000
Systematic Purchase Program: $100
Class A, Class B, and Class C:
Regular Accounts: $1,000
Retirement Accounts: $250
Select Class: $5 million
Institutional Class: $2 million

Purchase, Redemption and Exchange Policies	Strong Funds	Wells Fargo Funds
Additional investments
Investor Class, Class A, Class B, Class C, and Class Z:
Regular Accounts: $100
Education Savings Accounts, traditional IRAs, Roth IRAs, SEP-IRAs, and
UGMA/UTMAs: $100
Simple IRAs and 403(b)(7), Keogh, Pension Plan, and Profit Sharing Plan accounts: $50
Institutional Class and Class K:
No minimum
Investor Class, Class A, Class B, Class C, and Class Z: $100 Select Class and Institutional Class: No minimum
Purchases
Investor Class and Class Z:
Shares may be purchased by mail, phone, by automatic investment plan, by Payroll Direct Deposit, at Investor Centers, online, by wire, or through an intermediary, subject to certain conditions.
Class A, B and C:
Shares may be purchased through an intermediary, by automatic investment plan (if offered by the intermediary), or by wire. For the Advisor Municipal Bond Fund, if arrangements have been made with the intermediary, shares may also be purchased by mail, by automatic investment plan, by Payroll Direct Deposit, and by phone.
Institutional Class:
Shares may be purchased by mail, by phone, by wire, online, and through an intermediary, subject to certain conditions.
Class K:
Retirement plan participants may exchange shares online or by telephone for another Strong Fund offered by the plan.
Investor Class and Class Z:
Shares may be purchased by mail, phone, by Systematic Purchase Program, by Payroll Direct Deposit, at the Investor Center, online, by wire, or through an intermediary, subject to certain conditions.
Class A, B and C:
Shares may be purchased by mail, phone, by Systematic Purchase Program, by Payroll Direct Deposit, online, by wire, or through an intermediary, subject to certain conditions.
Select Class and Institutional Class:
Shares may be purchased through an intermediary, subject to certain conditions.

Purchase, Redemption and Exchange Policies	Strong Funds	Wells Fargo Funds
Redemptions	Investor Class and Class Z:
Redemption requests may be submitted by mail, by phone, by Systematic Withdrawal Plan, online, at the Investor Center, by wire, or through an intermediary, subject to certain conditions.
Class A, B and C:
Redemption requests may be submitted through an intermediary and by Systematic Withdrawal Plan (if offered by the intermediary), subject to certain conditions. For the Strong Advisor Municipal Bond Fund, if arrangements have been made with the intermediary, redemption requests may also be submitted mail and by phone.
Institutional Class:
Redemption requests may be submitted by mail, by wire, by phone, online, and through an intermediary, subject to certain conditions.
Class K:
Retirement plan participants may exchange shares online or by telephone for another Strong Fund offered by the plan.
Investor Class and Class Z:
Redemption requests may be submitted by mail, by phone, by Systematic Withdrawal Program, online, at the Investor Center, or through an intermediary, subject to certain conditions.
Class A, B and C:
Redemption requests may be submitted by mail, by phone, by Systematic Withdrawal Program, online, or through an intermediary, subject to certain conditions.
Select Class and Institutional Class:
Redemption requests may be submitted through an intermediary, subject to certain conditions.

Exchange privileges
You may exchange shares between like share classes of any Strong Fund for accounts with the same registered owners and taxpayer identification number. Class Z shares may be exchanged for Investor Class shares and, if the investor is eligible for Class Z shares, or vice versa.

Exchanges may be made between like share classes of any Wells Fargo Fund and, generally, you must exchange at least the minimum first purchase amount for the new fund. In addition, Class A shares of a non-money market fund may be exchanged for Service Class shares of any money market Fund. Class C shares of a non-money market Fund may be exchanged for Class A shares of a money market fund. Class Z shares may be exchanged for Investor Class shares and, if the investor is eligible for Class Z shares, or vice versa. Exchanges may be made by Systematic Exchange Program, subject to certain conditions.

For a more complete discussion of the Strong Funds’ purchase, redemption, and exchange policies, please see the Strong Funds’ prospectuses and SAIs, which are incorporated by reference into this Prospectus/Proxy Statement.

With respect to investment minimums, please note that the Strong Funds may charge an annual fee on accounts in Investor Class and Class Z shares that fail to meet the initial investment minimum amount, and reserve the right to close an account in any Class of shares that does not meet the minimum, upon 60 days’ notice. The Wells Fargo Funds do not charge a low balance fee, but do reserve the right to close accounts in any Class of shares under similar circumstances.

With respect to checkwriting, accounts in the Strong Advisor Municipal Bond Fund Class A shares at the Effective Time of the Reorganization will continue to offer checkwriting in the Class A shares of the WF Municipal Bond Fund. However, the WF Municipal Bond Fund will not offer checkwriting on any new accounts in Class A shares or in accounts in any other Class of the Fund.

Redemption Fees.  The following table compares the redemption fees charged on the stated Funds:

Acquired Fund	Redemption Fee	Holding Period	Acquiring Fund	Redemption Fee	Holding Period
Strong Advisor International Core Fund	1%	30 days	WF International Core Fund	2%	90 days
Strong Advisor Large Company Core Fund	1%	30 days	WF Large Company Core Fund	—	—
Strong Advisor Strategic Income Fund	—	—	WF Strategic Income Fund	2%	90 days
Strong Technology 100 Fund	1%	30 days	WF Specialized Technology Fund	—	—

Shares of the Acquiring Funds purchased after the Reorganization will be subject to the new fees and holding periods, as shown above. Shares of the Acquiring Funds that are distributed in the Reorganization will not be subject to a redemption fee.

The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund’s portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Acquiring Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Acquiring Fund shares made under the following circumstances:

•	Shares that were purchased with reinvested distributions.

•	In order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70-1/2 according to Internal Revenue Service guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

•	In the event of the shareholder’s death or for a disability suffered after purchasing shares. (“Disability” is defined by Internal Revenue Code Section 72(m)(7).)

•	At the direction of Funds Management, for example, in order to complete a merger.

•	Due to participation in the Systematic Withdrawal Program.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Acquiring Funds generally will not assess a redemption fee on redemptions of shares held through such accounts.

Distribution Policies.  The Strong Funds and Wells Fargo Funds make distributions of net investment income, if any, as shown below and capital gains, if any, at least annually.

Fund	Daily (1)	Quarterly	Annually
All fixed-income and money market Strong Funds and Wells Fargo Funds	X
Strong Advisor U.S. Value Fund		X
Strong Advisor Utilities & Energy Fund		X
Strong Blue Chip Fund		X
Strong Value Fund		X
WF Equity Income Fund		X
All other Strong Funds and Wells Fargo Funds			X

(1)	Distributions are declared daily and paid monthly.

Distributions from the Strong Funds and the Wells Fargo Funds are automatically reinvested in additional shares unless another option is available and chosen. For the Strong Funds Investor Class, Class A, Class B, Class C, and Class Z shares and for the Wells Fargo Funds Investor Class, Class A, Class B, Class C, and Class Z shares, other options are to receive checks for these payments, have them automatically invested in another Fund, or have them deposited into your bank account. For the Strong Funds Institutional Class shares, other options are to receive checks for these payments or have them credited to your bank account by Electronic Funds Transfer. If checks remain uncashed for six months or are undeliverable by the Post Office, the distributions may be reinvested. Any distribution from a Wells Fargo Fund returned because of an invalid banking instruction is sent to the address of record by check, and future distributions are automatically reinvested.

General.  Certain other Wells Fargo Funds services and fees may be different than those of the Strong Funds. For more information, please read the Strong Funds prospectuses and SAIs and the Wells Fargo Funds SAIs, which are incorporated by reference herein.

Comparison of Investment Advisers and Investment Advisory Fees

Funds Management, a registered investment adviser, currently serves as primary investment adviser for the existing Acquiring Funds, and will assume primary investment advisory responsibilities for the new Funds when they commence operations. Funds Management is responsible for implementing the investment policies and guidelines for the Wells Fargo Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Wells Fargo Funds. Thus, by approving the Reorganization, shareholders of the Strong Funds are, in effect, approving the existing advisory arrangement between Funds Management and each Acquiring Fund. Funds Management was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States, and one of the largest banks in the United States. As of June 30, 2004, Funds Management managed over $75 billion in mutual fund assets.

SCM, a Wisconsin corporation, is a registered investment adviser that has provided investment advice and management services for mutual funds and other investment portfolios, and individual and institutional accounts, such as pension and profit-sharing plans, since 1974. SCM currently serves as the investment adviser to each Strong Fund and, in such capacity, is responsible for either the day-to-day investment management activities of the Funds or the sub-advisers who are responsible for the day-to-day portfolio management of the Strong Funds. As of June 30, 2004, SCM had over $31.5 billion in assets under management. Wells Capital, an affiliate of Funds Management, serves as the sub-adviser to certain Funds in the Wells Fargo Funds family and expects to engage a majority of the investment professionals that currently manage the Strong Funds to provide management services at the closing of the transaction contemplated by the Asset Purchase Agreement (“Transaction”).

The following chart highlights the annual contractual rate of investment advisory fees payable by each Strong Fund and Acquiring Fund as a percentage of average daily net assets.

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Advisor Bond Fund	0.23% $0–$4 billion 0.205% next $2 billion 0.18% $6 billion and above

WF Montgomery Total Return Bond Fund	0.45% $0–$499 million 0.40% $500–$999 million 0.35% $1 billion–$2.99 billion 0.325% $3 billion–$4.99 billion 0.30% $5 billion and above
Strong Advisor Common Stock Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Common Stock Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Advisor Endeavor Large Cap Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Endeavor Large Cap Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Advisor Focus Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Large Company Growth Fund	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Advisor International Core Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF International Core Fund (New)	0.95% $0–$499 million 0.90% $500–$999 million 0.85% $1 billion–$2.99 billion 0.825% $3 billion–$4.99 billion 0.80% $5 billion and above

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Advisor Large Company Core Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Large Company Core Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Advisor Mid Cap Growth Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Montgomery Mid Cap Growth Fund	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Advisor Municipal Bond Fund	0.37% $0–$4 billion 0.345% next $2 billion 0.32% $6 billion and above

WF Municipal Bond Fund (New)	0.40% $0–$499 million 0.35% $500–$999 million 0.30% $1 billion–$2.99 billion 0.275% $3 billion–$4.99 billion 0.25% $5 billion and above
Strong Advisor Select Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Endeavor Select Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Advisor Short Duration Bond Fund	0.375% $0–$4 billion 0.35% next $2 billion 0.325% $6 billion and above

WF Ultra-Short Duration Bond Fund (New)	0.45% $0–$499 million 0.40% $500–$999 million 0.35% $1 billion–$2.99 billion 0.325% $3 billion–$4.99 billion 0.30% $5 billion and above

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Advisor Small Cap Value Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Small Cap Value Fund (New)	0.90% $0–$499 million 0.85% $500–$999 million 0.80% $1 billion–$2.99 billion 0.775% $3 billion–$4.99 billion 0.75% $5 billion and above
Strong Advisor Strategic Income Fund	0.50% $0–$4 billion 0.475% next $2 billion 0.45% $6 billion and above

WF Strategic Income Fund (New)	0.55% $0–$499 million 0.50% $500–$999 million 0.45% $1 billion–$2.99 billion 0.425% $3 billion–$4.99 billion 0.40% $5 billion and above
Strong Advisor Technology Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Specialized Technology Fund	1.05% $0–$499 million 1.00% $500–$999 million 0.95% $1 billion–$2.99 billion 0.925% $3 billion–$4.99 billion 0.90% $5 billion and above
Strong Advisor U.S. Small/Mid Cap Growth Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Montgomery Small Cap Fund	0.90% $0–$499 million 0.85% $500–$999 million 0.80% $1 billion–$2.99 billion 0.775% $3 billion–$4.99 billion 0.75% $5 billion and above
Strong Advisor U.S. Value Fund	0.55%

WF U.S. Value Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Advisor Utilities and Energy Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Equity Income Fund	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Blue Chip Fund	0.50%

WF Large Company Growth Fund	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Corporate Income Fund	0.375% $0–$4 billion 0.35% next $2 billion 0.325% $6 billion and above

WF Montgomery Total Return Bond Fund	0.45% $0–$499 million 0.40% $500–$999 million 0.35% $1 billion–$2.99 billion 0.325% $3 billion–$4.99 billion 0.30% $5 billion and above
Strong Multi Cap Value Fund	0.75%

WF Small Cap Value Fund (New)	0.90% $0–$499 million 0.85% $500–$999 million 0.80% $1 billion–$2.99 billion 0.775% $3 billion–$4.99 billion 0.75% $5 billion and above
Strong Municipal Bond Fund	0.35% $0–$4 billion 0.325% next $2 billion 0.30% $6 billion and above

WF Municipal Bond Fund (New)	0.40% $0–$499 million 0.35% $500–$999 million 0.30% $1 billion–$2.99 billion 0.275% $3 billion–$4.99 billion 0.25% $5 billion and above

Strong Fund/Acquiring Fund	Advisory Fee (Contractual)
Strong Strategic Value Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF U.S. Value Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above
Strong Technology 100 Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Specialized Technology Fund	1.05% $0–$499 million 1.00% $500–$999 million 0.95% $1 billion–$2.99 billion 0.925% $3 billion–$4.99 billion 0.90% $5 billion and above
Strong U.S. Emerging Growth Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Montgomery Small Cap Fund	0.90% $0–$499 million 0.85% $500–$999 million 0.80% $1 billion–$2.99 billion 0.775% $3 billion–$4.99 billion 0.75% $5 billion and above
Strong Value Fund	0.75% $0–$4 billion 0.725% next $2 billion 0.70% $6 billion and above

WF Large Company Core Fund (New)	0.75% $0–$499 million 0.70% $500–$999 million 0.65% $1 billion–$2.99 billion 0.625% $3 billion–$4.99 billion 0.60% $5 billion and above

Other Principal Service Providers

The following is a list of principal service providers for the Strong Funds and the Acquiring Funds:

Service Providers(1)
Service	Strong Funds	Wells Fargo Funds
Investment Adviser	Strong Capital Management, Inc. P.O. Box 2936 Milwaukee, WI 53201 (Investment Adviser to each of the Strong Funds)	Wells Fargo Funds Management, LLC 525 Market Street San Francisco, CA 94105

Sub-Adviser

Next Century Growth Investors LLC
5500 Wayzata Boulevard
Minneapolis, MN 55416
(Sub-Adviser to the Strong Advisor U.S. Small/Mid Cap Growth Fund and Strong U.S. Emerging Growth Fund)

Sloate Weisman, Murray & Company, Inc.
230 Park Avenue, 7th Floor
New York, NY 10169
(Sub-Adviser to the Strong Value Fund)

W. H. Reaves & Co., Inc.
10 Exchange Place, 18th Floor
Jersey City, NJ 07302
(Sub-Adviser to the Strong Advisor Utilities and Energy Fund)

Wells Capital Management Incorporated
525 Market Street
San Francisco, CA 94105
(Sub-Adviser to each of the Acquiring Funds except the WF Large Company Core Fund, WF Large Company Growth Fund, WF International Core Fund and WF Specialized Technology Fund)

Matrix Asset Advisors, Inc.
747 Third Avenue
31st Floor
New York, NY 10017
(Sub-Adviser to the WF Large Company Core Fund)

New Star Institutional Managers Limited
1 Knightsbridge Green,
London, SW1X 7NE
England
(Sub-Adviser to the WF International Core Fund)

Peregrine Capital Management, Inc.
La Salle Plaza
800 La Salle Avenue
Suite 1850
Minneapolis, MN 55402
(Sub-Adviser to the WF Large Company Growth Fund)

RCM Capital Management, LLC
4 Embarcadero Center
San Francisco, CA 94111
(Sub-Adviser to the WF Specialized Technology Fund)

Distributor	Strong Investments, Inc. P.O. Box 2936 Milwaukee, WI 53201	Stephens Inc. 111 Center Street Little Rock, AR 72201(2)

Administrator	Strong Investor Services, Inc. P.O. Box 2936 Milwaukee, WI 53201	Wells Fargo Funds Management, LLC

Service Providers(1)
Service	Strong Funds	Wells Fargo Funds
Custodian	State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105	Wells Fargo Bank, N.A. 6th St. & Marquette Minneapolis, MN 55479

Fund Accountants	Strong Investor Services, Inc.(3) P.O. Box 2936 Milwaukee, WI 53201	PFPC, Inc. 400 Bellevue Parkway Wilmington, DE 19809

Transfer Agent and Dividend Disbursing Agent	Strong Investor Services, Inc. P.O. Box 2936 Milwaukee, WI 53201	Boston Financial Data Services, Inc. 1250 Hancock Street Quincy, MA 02169

Fund Counsel	Godfrey & Kahn, S.C. 780 North Water Street, Milwaukee, WI 53202	Morrison & Foerster LLP 2000 Pennsylvania Avenue, NW Washington, DC 20006

(1)	If the Proposals are approved, the Strong Funds are expected to transition from their current service providers to the Wells Fargo Funds service providers during the first quarter of 2005.
(2)	Stephens Inc. currently acts, and Wells Fargo Funds Distributor, LLC, located at 525 Market Street, San Francisco, CA 94105, has been approved to act beginning at or before the closing of the Reorganization, as the distributor for the Wells Fargo Funds.
(3)	Strong Investor Services, Inc. has contracted with State Street Bank & Trust Company to provide a number of fund accounting services to the Strong Funds.

If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Fund’s service providers during the first quarter of 2005.

Comparison of Business Structures

Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund’s existence and operation. State law and each Fund’s governing documents create additional operating rules and restrictions that the Funds must follow. The Strong Funds are organized as series of Wisconsin corporations whose operations are governed by their Articles of Incorporation and By-laws and applicable Wisconsin law. The Wells Fargo Funds, series of Wells Fargo Funds Trust, are organized as Delaware statutory trusts and are governed by their Trust Instrument/Declarations of Trust and By-laws (if applicable) and applicable Delaware law. The difference between operating as a series of a Wisconsin corporation or a Delaware statutory trust is not expected to significantly affect the operation of any Strong Fund or change the responsibilities, powers or fiduciary duty owed to shareholders by a Fund’s board of directors or trustees and officers.

Under Wisconsin and Delaware law, corporations and statutory trusts, respectively, are operated by their boards of directors or trustees and by officers appointed by the board. Wells Fargo Funds Trust has different Trustees and Officers than the Directors and Officers of the Strong Funds. For more information about the current Directors and Officers of the Strong Funds and the Trustees and Officers of Wells Fargo Funds Trust, consult the current Strong Funds and Wells Fargo Funds SAIs.

Under Delaware law, shareholders of a statutory trust have the right to vote on matters as specified in the declaration of trust and by-laws, if any. The Declaration of Trust for Wells Fargo Funds Trust requires shareholder approval of a matter only if required under the federal securities laws or if the board decides to submit the matter to shareholders; and permits the board of trustees to amend the Declaration of Trust without shareholder approval unless the federal securities laws expressly require it. In contrast, under Wisconsin law, shareholders of a corporation have the right to vote on various significant matters. Among other things, Strong Fund shareholders have voting rights with respect to certain matters, such as mergers and consolidations, certain amendments to the Articles of Incorporation, and the sale of assets other than in the regular course of business. Thus, there are certain matters that Wells Fargo Funds Trust’s Board of Trustees is able to accomplish without obtaining shareholder approval which the Strong Funds’ Board is not able to accomplish without their approval.

Delaware law provides that shareholders of the Wells Fargo Funds shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. In addition, the Declaration of Trust provides for indemnification out of the Fund’s property of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Under Delaware law and Funds Trust’s Declaration of Trust, the Trustees and Officers of Funds Trust are indemnified against liabilities and expenses incurred in connection with proceedings relating to their positions as such, absent disabling conduct.

Under Wisconsin law and the Strong Funds’ Bylaws, each Strong Fund is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers and directors, except under certain limited circumstances involving wrongful conduct by the officers and directors. In addition, Strong Fund has agreed to indemnify its directors who are not “interested persons,” as defined in the 1940 Act, against all liability and expenses reasonably incurred or paid by such director in connection with any proceeding in which the director is involved by virtue of being a director of the Strong Fund. In addition, Section 180.622(2)(b) of the Wisconsin statutes provides that shareholders of a corporation organized under Chapter 180 of the Wisconsin statutes may be assessed up to the par value of their shares to satisfy the obligations of such corporation to its employees for services rendered, but not exceeding six months service in the case of any individual employee. Certain Wisconsin courts have interpreted “par value” to mean the full amount paid by the purchaser of shares upon the issuance thereof. The Strong Funds have only one employee.

Terms of the Reorganization

In each Reorganization, an Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of its corresponding Acquired Fund in exchange for shares of equal value of such Acquiring Fund. Each Reorganization is governed by the Reorganization Plan, attached as Exhibit F.

Each Reorganization Plan specifies the method of determining the net value of each Acquired Fund’s assets and the net asset value of each Acquiring Class share. Wells Fargo will determine the number of shares of each Acquiring Class to issue by dividing the net value of the acquired assets attributable to the corresponding Acquired Class by the net asset value of one Acquiring Class share. To determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Acquired Assets being conveyed, the parties will use the standard valuation methods used by Wells Fargo Funds in determining daily net asset values.

The Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Acquired Fund will be credited with shares of the corresponding class of the corresponding Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholder held immediately prior to the Effective Time. As soon as reasonably practicable following the steps described above, each Acquired Fund shall be liquidated and dissolved, transferring the Excluded Assets and Excluded Liabilities to a new trust, the Successor Trust. Excluded Assets, Excluded Liabilities and Successor Trust are defined in the Reorganization Plan.

As defined, Excluded Assets and Excluded Liabilities essentially include, without limitation, rights, claims or liabilities relating to allegations of mutual fund trading abuses and related matters contained in a complaint filed by the New York Attorney General and settled September 3, 2003 against Canary Capital Partners, LLC and various related defendants, including certain shareholder class actions and derivative actions, any litigation or other proceeding arising out of the same or similar allegations, any litigation or other proceeding arising out of any investigations or other matters known to Strong Funds, and any personal trading in mutual funds by Richard S. Strong. Excluded Assets include rights to receive insurance proceeds, if any, and indemnification payments, if any, from SFC relating to these matters. The Successor Trust is intended to resolve claims related to the Excluded Assets and Excluded Liabilities.

Upon resolution by the Successor Trust of these claims, the proceeds from an Acquired Fund’s Excluded Assets may exceed the amount of its Excluded Liabilities. If so, the Successor Trust will distribute net proceeds to shareholders or former shareholders in a manner that is consistent with applicable law or regulation, as directed by a court or claims administrator in connection with resolving such claims, or otherwise in a manner consistent with the fiduciary duties of the Successor Trust’s trustees. There can be no assurance that any such proceeds will be received or that they will exceed the amount of Excluded Liabilities.

Under applicable state laws, in the event that an Acquired Fund’s Excluded Assets were not sufficient to satisfy all of its Excluded Liabilities, the Acquired Fund’s directors could have personal liability for the amount of the unsatisfied liabilities. SFC has agreed to indemnify the Acquired Fund’s directors against any such personal liability.

Until the closing of the Transaction (currently expected to occur on or about December 31, 2004), either the Strong Funds Board or the Board of Trustees of Wells Fargo Funds Trust may terminate the Reorganization Plan with respect to any Acquired Fund or Acquiring Fund by notice to the other party if that Board determines that the consummation of the Reorganization is not in the best interests of its fund’s shareholders. After the closing of the Transaction, however, a party’s Board may not terminate the Reorganization Plan with respect to any Acquiring Fund or Acquired Fund, even if that Board determines that the consummation of the Reorganization is no longer in the best interests of its fund’s shareholders, or that the interests of shareholders would be diluted as a result of the Reorganization, but rather only if the conditions to its fund’s obligations to consummate the Reorganization are not satisfied or waived. Because a period of time is expected to elapse between the closing of the Transaction and the expected consummation of the Reorganization (currently expected to occur on or about April 8, 2005), there is a risk that circumstances may change such that consummation of a fund’s Reorganization is no longer believed by a Board to be in the best interests of a participating fund’s shareholders, or such that the interests of shareholders would be diluted as a result of the Reorganization, but that fund is still required to consummate the Reorganization.

Completion of the Reorganization is subject to numerous customary conditions set forth in the Reorganization Plan. An important condition to closing is that the parties receive a tax opinion that concludes, among other things, that each Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganizations will not be taxable for such purposes to the Acquired Funds, the Acquiring Funds, or the Acquired Funds’ shareholders, except insofar as the Acquired Funds’ shareholders receive payments in respect of Excluded Assets (as discussed below under “Material U. S. Federal Income Tax Consequences of the Reorganization — Treatment of Excluded Assets and Excluded Liabilities”). Certain other U.S. federal income tax consequences of the Reorganization are discussed in detail under the heading “Material U.S. Federal Income Tax Consequences of the Reorganization.” Another condition is that each Acquired Fund whose taxable year will close as a result of its Reorganization declare distributions to its shareholders to the extent of its previously undistributed income and realized capital gains prior to the closing of the Reorganizations. The closing also is conditioned on the parties delivering and receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Funds. Following the closing, each Acquired Fund, and the corporation or trust of which it is a series, will be dissolved under applicable state law.

Board Consideration of the Reorganization

In December 2003, the Board was informed by SCM that SFC had retained Goldman Sachs & Co. to assist in a search for a buyer of SFC’s investment advisory business. In early March 2004, SCM reported to the Board that SFC and Wells Fargo were working toward a definitive agreement whereby SFC’s investment advisory business would be acquired by Wells Fargo. On March 8, 2004, Funds Management made an initial presentation to the Board regarding its asset management and investment products distribution businesses. The presentation included Funds Management’s preliminary ideas on combining the Wells Fargo Funds and the Strong Funds into a single mutual fund complex.

In May 2004, the Board retained an independent financial consultant, Bobroff Consulting, to help with its evaluation and negotiation of the Funds Management proposal concerning the Strong Funds. The Board’s independent financial consultant was asked to evaluate the overall advisory and distribution capability of Wells Fargo, including its ability to support the Strong Funds’ existing distribution arrangements. The Board’s independent financial consultant also was asked to evaluate the proposed Reorganization and restructurings, including, where applicable, the appropriateness of the proposed Reorganization candidates, the quality of the investment performance records, the compatibility of investment styles, the level of expenses after giving effect to the proposed Reorganization, and the impact of the Reorganization on Strong Funds tax attributes such as capital loss carryforwards.

On May 20, 2004, the Board met again with representatives of Wells Fargo. The Board’s independent financial consultant also attended this meeting. At this meeting, Wells Fargo presented preliminary materials on proposed distribution arrangements and strategies, service providers, expense structures and Fund Reorganizations. The Board also met with the Chief Investment Officer of Wells Capital and members of certain Wells Capital investment teams, and received updates on which SCM investment managers had agreed to join Wells Fargo after the closing of the Transaction. Following the May meeting, the Board and its independent financial consultant received additional information regarding the matters covered in the Wells Fargo presentation, including the proposed Fund Reorganizations.

After the May meeting, the Board conducted certain reviews with the assistance of the Board’s independent legal counsel and counsel to the Strong Funds. The reviews covered the Wells Fargo Funds, Funds Management and each Wells Fargo entity that provides or was proposed to provide services to the Wells Fargo Funds after giving effect to the Reorganization. With respect to the Wells Fargo Funds, the review included, among other things, (a) organizational documents, (b) certain documents filed with the Securities and Exchange Commission, (c) certain service provider contracts, (d) certain materials related to the registration of shares, (e) certain materials concerning legal proceedings and regulatory matters, (f) certain materials concerning insurance and (g) certain Fund policies and procedures. With respect to Funds Management and its affiliates, the review included, among other things, (a) certain organizational documents, (b) certain materials concerning legal proceedings and regulatory matters, (c) various aspects of investment management and fiduciary compliance, (d) various aspects of risk management processes and procedures, (e) various aspects of brokerage and trading practices, (f) certain personnel matters, (g) certain materials concerning insurance, (h) certain financial statements and (i) various aspects of administrative systems. Both sets of counsel prepared written reports for the Board about the review that had been performed.

On June 23, 2004, the Board and its independent financial consultant again met with representatives of Wells Fargo. At this meeting, Wells Fargo presented additional information regarding the proposed Fund Reorganizations and various distribution matters. The proposal contemplated that only one Fund in the Strong Funds complex would not be merged into the Wells Fargo Fund complex. The proposal also stated that, based on current assumptions, total Fund expenses for Strong Funds shareholders would be reduced by $5.8 million, after giving effect to the proposed Reorganizations and assuming current asset levels. The proposal noted that this reduction did not include the expense reduction the Board had obtained from SCM in May 2004, when the investment advisory agreements with SCM were renewed.

During July 2004, members of the Board conducted interviews of the lead portfolio managers of each investment team from Wells Fargo and its affiliates who were proposed to manage significant Strong Fund assets after the Reorganizations. The Board also received progress reports from its independent financial consultant.

Another meeting of the Board, the Board’s independent financial consultant and representatives of Wells Fargo was held on July 26, 2004. At this meeting, the Board received an updated presentation from Wells Fargo on the proposed Reorganizations and certain pricing matters. Following the meeting, the Board directed its independent financial consultant to engage in further negotiations with Wells Fargo to reduce fees on a number of the proposed Reorganizations. As a result, further fee reductions were achieved.

The Board and its independent financial consultant met again with representatives of Wells Fargo on August 12, 2004, at which time Wells Fargo delivered its final presentation on the proposed Reorganizations. That presentation stated that Wells Fargo would cap, through April 30, 2007, total Fund operating expenses at the levels contained in the presentation. The presentation also stated that the total annual operating expense ratio reduction to Strong Funds shareholders would be at least $6 million, after giving effect to the proposed reorganizations and assuming current asset levels. The presentation noted that this reduction (which includes the total Fund expense reduction described above) was in addition to the expense reduction the Board had obtained from SCM in May 2004 when the investment advisory agreements with SCM were renewed. The materials provided by Wells Fargo to the Board also included information on the investment objectives and the strategies of the Wells Fargo Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Strong Fund shareholders from the proposed reorganizations.

The Board’s independent legal counsel and Strong Fund counsel also made oral presentations to the Board at the August meeting, summarizing the results of their reviews. The Board’s independent financial consultant also delivered a written report for the Board and made an oral presentation to the Board detailing their work, findings and conclusions. The independent financial consultant’s report included, among other things, fee and expense comparisons and a review of investment performance records and the compatibility of investment styles. The report also included information about Wells Fargo’s plans to support and maintain the no-load funds and both direct and intermediary marketing efforts.

Also at the August meeting, in response to the Board’s request based on its review, Wells Fargo agreed to change one of the proposed Acquiring Fund candidates. The Chief Compliance Officer of the Wells Fargo Funds made a presentation to the Board on Funds Management’s compliance organization.

On August 13, 2004, the Strong Funds Board of Directors unanimously determined that the reorganizations were in the best interests of the shareholders of each Strong Fund and each Strong Fund, and that as of that date the interests of the existing shareholders of each Strong Fund would not be diluted as a result of the Reorganizations. The Board’s decision was subject to certain conditions. Those conditions were satisfied by mid-September, 2004. No member of the Board is an “interested person” (within the meaning of the 1940 Act) of the Strong Funds, SFC or SCM.

In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Strong Funds, the Board made inquiries into a number of matters and considered the following, among other things:

(i)	the Board’s desire to preserve for Strong Funds shareholders as much as possible the portfolio management, shareholder services and shareholder interface they currently enjoy, as well as access to the wide array of funds they currently enjoy;

(ii)	the decision by SFC to sell much of SCM’s investment management business, and the decision by Wells Capital to employ many of the key investment management professionals who previously managed the Strong Funds and to preserve the Strong Funds’ current customer call center and other shareholder services;

(iii)	Strong and its affiliates’ agreement to provide continuing administrative and operational services to the Strong Funds during the interim period until the conversion to Wells Fargo’s third-party providers;

(iv)	the anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds, including that Funds Management had agreed to cap overall fund expense ratios through at least April 30, 2007 (the Board also noted that after that time Fund expense ratios could increase only with the approval of the Board of the Wells Fargo Funds), that Funds Management would be bound by the fund expense reductions implemented as part of SCM’s recent regulatory settlements and that certain funds were expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules;

(v)	the investment management fee and other fees paid by the Wells Fargo Funds, and the historical and projected expense ratios of the Wells Fargo Funds as compared with those of the Strong Funds and industry peer groups;

(vi)	the historical investment performance records of the Strong Funds and the Wells Fargo Funds, relative to each other and relative to peer groups;

(vii)	the anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments—for more information on this consideration see “Gross and Net Operating Expense Ratios of the Funds” below;

(viii)	the current circumstances of SFC, SCM and the Strong Funds, including the recent regulatory investigations and settlements involving market timing, the litigation pending on the same and related matters, the continued outflows from the Funds since September 2003 and the continued substantial departure of personnel (including portfolio managers) from SCM and other affiliated Strong service providers to the Funds since September 2003;

(ix)	that the Strong transfer agent is required to cease operating as a transfer agent within one year after the regulatory settlements;

(x)	the apparent lack of favorable alternatives;

(xi)	the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

(xii)	the potential benefits to Strong Funds’ shareholders resulting from the Strong Funds’ access to the larger distribution network and capability of the Wells Fargo Funds;

(xiii)	the Board’s understanding of Wells Fargo’s plans concerning direct and intermediary marketing, support for the no-load funds, shareholder services including web-based services, and shareholders’ ability to hold fund shares, after the Reorganization, in “no transaction fee” platforms;

(xiv)	the viability of the Strong Funds absent approval of the proposed Reorganization;

(xv)	the relative compatibility of the investment objectives, policies and restrictions of the Strong Funds and their corresponding Wells Fargo Funds;

(xvi)	the service features and investment options available to shareholders of the Strong Funds and the Wells Fargo Funds;

(xvii)	the reputation, financial strength and resources of Wells Fargo;

(xviii)	the capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds;

(xix)	the qualifications and experience of the personnel at Funds Management that are involved with the Wells Fargo Funds;

(xx)	the shareholder services offered by Wells Fargo;

(xxi)	the regulatory review of the Wells Fargo Funds and Funds Management conducted by the Board;

(xxii)	that the expenses of the Reorganization would not be borne by Strong Funds’ shareholders; and

(xxiii)	the expected treatment of the Reorganization as a “reorganization” under Section 368(a) of the Internal Revenue Code for U.S. federal income tax purposes.

Some of the above factors, which served as the basis for the Board’s determination to approve the Reorganization, are discussed in greater detail below.

•	GREATER PRODUCT ARRAY AND ENHANCED RANGE OF INVESTMENT OPTIONS.

Investors in Wells Fargo Funds enjoy a wide array of investment options and strategies. At the closing of the Reorganization, the Wells Fargo Funds family is expected to have over 115 publicly offered funds, including equity funds, international and emerging markets funds, asset allocation funds, tax-free funds, income funds and money market funds. This broad range of investment options will permit an investor in Wells Fargo Funds to diversify his or her investments and to participate in investment styles currently prevalent in the market. Shareholders are free, with a few exceptions, to make exchanges of the same class of shares between Wells Fargo Funds without additional charge. Thus, if the Reorganization is approved, Strong Fund shareholders will have increased investment options and greater flexibility to change investments through exchanges. Such exchanges generally are taxable. Absent approval of the proposed Reorganization, the alternatives available to the Strong Funds are limited and may include the engagement of another investment adviser or liquidations.

•	WELLS FARGO FUNDS SHAREHOLDER SERVICE CAPABILITIES

With over $76 billion in assets under management, as of June 30, 2004, Wells Fargo Funds is the 28th largest mutual fund company in the United States. In addition, the scale and financial resources of Funds Management allows Wells Fargo Funds to provide increased sales and service capabilities to fund shareholders and their financial intermediaries. Investors in Wells Fargo Funds have access to a highly rated telephone service operation (for both shareholders and their financial intermediaries), automated services, and Internet services. Further, Funds Management provides convenient branch locations and access to other financial products and services. These shareholder services will be available to Strong Fund shareholders if the Reorganization is approved. In addition, the Strong Funds call center is expected to remain in place to serve shareholders.

•	GREATER ECONOMIES OF SCALE

Wells Fargo Funds and the Strong Funds have the potential to benefit from greater economies of scale by, among other things, having a larger group of funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of director/trustee expenses) as a percentage of fund assets. In addition, as a result of the Reorganization, certain funds are expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules.

•	PORTFOLIO MANAGEMENT

Wells Fargo Funds has depth in its investment management personnel provided by Funds Management and the various sub-advisers that run the day-to-day operations of the Wells Fargo Funds. Also, Wells Capital has agreed to hire the small cap, mid cap core, mid cap growth, all cap value, all cap growth, large cap growth, Asia Pacific, and fixed income portfolio management teams that manage certain of the Strong Funds, and those portfolio managers will continue to manage many of the applicable Strong Funds as employees of Wells Capital, rather than as employees of SCM.

•	COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed in the section entitled “Comparison of Investment Objectives, Principal Investment Strategies and Policies,” each Acquiring Fund and corresponding Strong Fund generally have compatible investment objectives and strategies. As a result, the proposed Reorganization, based on current facts, is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund. It also is not expected to significantly alter the risk/potential return profile of any shareholder’s investment except as described in the comparison section. Further, the continuation of one or more of the current portfolio managers for the Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Select Fund, Strong Advisor Short Duration Bond Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Strategic Income Fund, Strong Advisor U.S. Value Fund, and Strong Municipal Bond Fund as portfolio manager(s) of the corresponding Wells Fargo Funds is expected to maintain a consistent investment style between those Strong Funds and their corresponding Wells Fargo Funds.

•	COMPARATIVE PERFORMANCE

Shareholders can consult the chart under the heading “Performance” in this Prospectus/Proxy Statement for Fund specific performance comparisons. In the Reorganizations involving the Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor International Core Fund, Strong Advisor Large Company Core Fund, Strong Advisor Select Fund, Strong Advisor Short Duration Bond Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Strategic Income Fund, Strong Advisor U.S. Value Fund, and Strong Municipal Bond Fund, the Acquiring Fund will assume the financial history, including the performance history of the predecessor Strong Fund at the closing of the Reorganization. Also, in each other Reorganization, the Acquiring Fund generally has comparable or better performance than the corresponding Strong Fund.

•	GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

The Board also considered the net and gross operating expense ratios for each Strong Fund and corresponding Acquiring Fund and noted the potential for future savings and reductions. For most Reorganizations, except for those involving the Strong Advisor Bond Fund (Institutional Class), Strong Advisor International Core Fund (Class A, Class B, and Class C), and Strong Corporate Income Fund (Investor Class), the Acquiring Fund, has the same or a lower net operating expense ratio (after contractual and voluntary waivers and absorptions) than the Strong Fund. Thus, with these limited exceptions shareholders will pay the same or lower fees as a result of the Reorganization.

•	TAX-FREE REORGANIZATION

The Board also considered the expectation that each Reorganization will be treated as a “reorganization” for U.S. federal income tax purposes. Prior to the Reorganization, if you as a Strong Funds shareholder were to redeem your investment in the Strong Funds and invest the proceeds in another Fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, it is intended that, for such purposes: (1) you will not recognize a taxable gain or a loss on the exchange of your Acquired Fund shares for shares of the corresponding Acquiring Fund, although you may recognize gain to the extent you receive a payment in respect of Excluded Assets; (2) you will have the same aggregate tax cost basis in your Acquiring Fund shares as you had in your Acquired Fund shares; and (3) assuming that you hold your Acquired Fund shares as a capital asset, the same holding period for your Acquiring Fund shares will include the period for which you held your Acquired fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

•	EXPENSES OF THE REORGANIZATION

Funds Management and SFC share equally all of the costs of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals, so shareholders of the Strong Funds and Acquiring Funds will not bear these costs.

Performance

The following table shows the average annual total returns of select Classes of shares (as indicated in the table) of the Strong Funds and the Acquiring Funds for 1, 5 and 10 years or since inception, as applicable, as of June 30, 2004. Performance information for the WF Common Stock Fund, WF Endeavor Large Cap Fund, WF International Core Fund, WF Large Company Core Fund, WF Municipal Bond Fund, WF Endeavor Select Fund, WF Ultra-Short Duration Bond Fund, WF Small Cap Value Fund, WF Strategic Income Fund, and WF U.S. Value Fund is the same as for their corresponding Strong Funds because they are new Funds with no assets that will assume the financial history of their corresponding Strong Fund at the closing of the Reorganization, except that the Class A shares of the WF Ultra-Short Duration Bond Fund will assess a lower maximum initial sales charge than its corresponding Strong Fund. For more information regarding the total returns of each of the Acquiring Funds, see the “Financial Highlights” in Exhibit E to this Prospectus/Proxy Statement or your Strong Funds prospectus. Of course, past performance does not predict future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower. Returns reflect applicable sales charges. For current yield information for the Strong Funds, call 1-800-368-7710, and for the Wells Fargo Funds, call 1-800-222-8222.

Fund/Class (inception date)	1-Year	5-Year	10-Year or Since Inception
Strong Advisor Common Stock Fund/ WF Common Stock Fund (12-29-89)
Class A(1) (11-30-00)	14.25%	3.91%	11.92%
Class Z (12-29-89)	21.45%	5.45%	12.95%
Strong Advisor Endeavor Large Cap Fund/ WF Endeavor Large Cap Fund (9-28-01)
Class A (9-28-01)	16.41%	—	0.97%
Strong Advisor Focus Fund (11-30-00)
Class A (11-30-00)	18.12%	—	–12.71%
Strong Blue Chip Fund (6-30-97)
Investor Class (6-30-97)	22.07%	–6.87%	3.06%
WF Large Company Growth Fund (12-31-82)
Class A(2) (10-1-98)	12.60%	–4.90%	11.86%
Class Z(3)(14)	12.41%	–5.06%	11.67%
Strong Advisor International Core Fund/ WF International Core Fund (9-28-01)
Class A (9-28-01)	19.56%	—	5.23%
Strong Value Fund (12-29-95)
Investor Class (12-29-95)	17.24%	2.99%	8.84%
Strong Advisor Large Company Core Fund/ WF Large Company Core Fund (11-3-97)
Class A(4) (11-3-97)	8.50%	0.48%	3.89%
Class Z(3)(14)	15.13%	1.67%	4.82%
Strong Advisor Mid Cap Growth Fund (12-31-96)
Class A(1) (11-30-00)	10.56%	–4.55%	3.58%
Class Z (12-31-96)	17.14%	–3.40%	4.54%
WF Montgomery Mid Cap Growth Fund (12-30-94)
Class A(5) (12-30-94)	29.35%	3.42%	9.56%
Class Z(3)(14)	29.13%	3.24%	9.54%

Fund/Class (inception date)	1-Year	5-Year	10-Year or Since Inception
Strong Advisor Select Fund/ WF Endeavor Select Fund (12-29-00)
Class A (12-29-00)	26.03%	—	–4.09%
Strong Multi Cap Value Fund (10-22-85)
Investor Class (10-22-85)	26.81%	0.75%	6.72%
Strong Advisor Small Cap Value Fund/ WF Small Cap Value Fund (12-31-97)
Class A(1) (11-30-00)	29.74%	17.99%	17.08%
Class Z (12-31-97)	37.88%	19.64%	18.41%
Strong Advisor Technology Fund (11-30-00)
Class A (11-30-00)	15.63%	—	–11.35%
Strong Technology 100 Fund (12-31-99)
Investor Class(6) (12-31-99)	25.00%	—	–15.45
WF Specialized Technology Fund (9-18-00)
Class A (9-18-00)	33.53%		–18.85%
Class Z(3)(14)	33.33%	—	–19.11%
Strong Advisor U.S. Small/Mid Cap Growth Fund (3-28-02)
Class A (3-28-02)	15.50%	—	2.02%
Strong U.S. Emerging Growth Fund(6) (12-31-98)
Investor Class (12-31-98)	25.63%	4.89%	8.50%
WF Montgomery Small Cap Fund (7-13-90)
Class A(7) (7-13-90)	32.14%	1.08%	8.34%
Class Z(3)(14)	31.91%	0.91%	8.15%
Strong Strategic Value Fund (3-28-02)
Investor Class (3-28-02)	24.64%	—	4.68%
Strong Advisor U.S. Value Fund/ WF U.S. Value Fund (12-29-95)
Class A(1) (11-30-00)	15.11%	–0.29%	9.50%
Class Z (12-29-95)	22.13%	0.96%	10.47%
Strong Advisor Utilities and Energy Fund (7-31-02)
Class A (7-31-02)	7.87%	—	3.86%
WF Equity Income Fund (3-31-89)
Class A(8) (5-2-96)	18.62%	–0.92%	11.37%
Strong Advisor Bond Fund (12-31-96)
Class A(9) (8-31-99)	–4.49%	4.40%	6.41%
Class Z (8-31-99)	–0.22%	5.48%	7.33%
Institutional Class (12-31-96)	0.72%	6.14%	7.88%
Strong Corporate Income Fund (10-31-02)
Investor Class (10-31-02)	0.30%	—	4.61%
WF Montgomery Total Return Bond Fund (6-30-97)
Class A(10) (10-31-01)	0.35%	7.10%	6.98%
Class Z(3)(14)	0.29%	7.05%	7.10%
Institutional Class(11) (6-30-97)	0.67%	6.68%	7.10%
Strong Advisor Municipal Bond Fund (8-25-86)
Class A(12) (8-25-86)	–4.35%	3.91%	5.12%
Strong Municipal Bond Fund/ WF Municipal Bond Fund (10-23-86)
Class A(3)(14)	–1.31%	1.99%	3.83%
Investor Class (10-23-86)	3.66%	3.27%	4.70%

Fund/Class (inception date)	1-Year	5-Year	10-Year or Since Inception
Strong Advisor Short Duration Bond Fund (3-31-94)
Class A(1) (11-30-00)	–1.56%	3.04%	5.28%
Class Z (3-31-94)	0.78%	3.51%	5.52%
WF Ultra-Short Duration Bond Fund (3-31-94)
Class A(13) (11-30-00)	–1.27%	3.10%	5.20%
Class Z (3-31-94)	0.78%	3.51%	5.52%
Strong Advisor Strategic Income Fund/ WF Strategic Income Fund (11-30-00)
Class A (11-30-00)	8.84%	—	9.32%

(1)	Performance for the Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor U.S. Value Fund, and Strong Advisor Short Duration Bond Fund Class A shares is based on the historical performance of the Fund’s Class Z shares from the inception of the Fund to November 30, 2000, recalculated to reflect the different expenses applicable to Class A.

(2)	Performance for the WF Large Company Growth Fund Class A shares for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of the applicable Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the applicable Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

(3)	Performance for the WF Large Company Core Fund, WF Large Company Growth Fund, WF Montgomery Mid Cap Growth Fund, WF Specialized Technology Fund, WF Montgomery Small Cap Fund, and WF Montgomery Total Return Bond Fund Class Z shares reflects performance of the Fund’s Class A shares, adjusted to reflect that Class Z shares are not subject to an initial sales charge. Performance for the WF Municipal Bond Fund Class A shares reflects the performance of the Fund’s Investor Class shares adjusted to reflect the fees and expenses of this Class.

(4)	The performance for the Strong Advisor Large Company Core Fund reflects returns for the Rockhaven Fund, which is the predecessor of the Fund’s Class A shares. The returns reflect the Rockhaven Fund’s maximum initial sales charge of 5.75%, which was in effect from September 17, 1999, through September 15, 2002.

(5)	Performance for the WF Montgomery Mid Cap Growth Fund Class A shares reflects the performance of the predecessor fund’s Class R shares adjusted for the applicable sales charges.

(6)	From time to time, the Strong Advisor Common Stock Fund’s, Strong Advisor Mid Cap Growth Fund’s, Strong Advisor Small Cap Value Fund’s, Strong U.S. Emerging Growth Fund’s and Strong Technology 100 Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when a Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved.

(7)	Performance for the WF Montgomery Small Cap Fund Class A shares reflects the performance of the predecessor fund’s Class R shares adjusted for the applicable sales charges. The predecessor fund’s Class R is the accounting survivor of the reorganization of the Montgomery Small Cap Fund’s Class P and Class R into the Fund’s Class A.

(8)	Performance for the WF Equity Income Fund Class A shares for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of the applicable Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the applicable Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

(9)	The performance for the Strong Advisor Bond Class A shares is based on the historical performance of the Fund’s Institutional Class shares from inception to August 31, 1999, recalculated to reflect the higher expenses associated with the Class A, and the historical performance of the Fund’s Advisor Class shares from August 31, 1999, to November 30, 2000.

(10)	Performance for the WF Montgomery Total Return Bond Fund Class A shares reflects the performance of the Class A shares of the predecessor fund adjusted for applicable sales charges. Performance prior to inception of Class A reflects the performance of the predecessor fund’s Class R shares, adjusted to reflect the applicable fees and expenses of Class A. The predecessor fund’s inception date is June 30, 1997.

(11)	Performance for the WF Montgomery Total Return Bond Fund Institutional Class shares reflects the performance of the predecessor fund’s Class R shares.

(12)	Performance for the Strong Advisor Municipal Bond Fund Class A shares is based on the performance of the Class A shares of its predecessor fund, the State Street Research Tax-Exempt Fund.

(13)	Performance for the WF Ultra-Short Duration Bond Fund Class A shares is based on the historical performance of the Strong Advisor Short Duration Bond Fund’s Class Z shares from the inception of the Fund to November 30, 2000, recalculated to reflect the different expenses applicable to Class A, and the Strong Advisor Short Duration Bond Fund’s Class A shares from December 1, 2000 to June 30, 2004, recalculated to reflect hat the WF Ultra-Short Duration Bond Fund assesses a lower maximum initial fee.

(14)	The Class is expected to commence operations at the closing of the Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Acquired Fund shareholder. It is based on the Internal Revenue Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Neither Strong Funds nor Wells Fargo Funds has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification of the Reorganization as a “Reorganization” under the Internal Revenue Code

The obligation of Strong Funds and Wells Fargo Funds to consummate each Reorganization is conditioned upon their receipt of an opinion of Morrison & Foerster LLP generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code, with respect to each Acquiring Fund and its corresponding Acquired Fund, and that, for U.S. federal income tax purposes, generally:

•	Neither an Acquiring Fund nor its corresponding Acquired Fund will recognize any gain or loss as a result of the Reorganization.

•	An Acquired Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder’s Acquired Fund shares pursuant to the Reorganization.

•	An Acquired Fund shareholder’s aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.

•	An Acquired Fund shareholder’s holding period for the corresponding Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Acquired Fund shares.

•	An Acquiring Fund’s tax basis in an Acquired Fund’s assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period of such assets will include the period during which the Acquired Fund held such assets.

The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by Strong Funds and Wells Fargo Funds, including representations in certificates of Strong Funds and Wells Fargo Funds. The Wells Fargo Funds’ certificate will include a representation to the effect that each Acquiring Fund will retain at least 34% of the corresponding Acquired Fund’s assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquiring Fund and Acquired Fund. This limitation may cause a portfolio security of an Acquired Fund to be retained for a much longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the corresponding Acquiring Fund.

None of the Funds is currently expected to engage in significant portfolio repositioning transactions in anticipation of the Reorganization, although, as noted below, some of the Funds that have significant net capital loss carryforwards may seek to sell appreciated securities in order to utilize some of these carryforwards. Also, if the proposed interim sub-advisory arrangements are approved by shareholders of the Strong Advisor Focus Fund, Strong Advisor International Core, Strong Advisor Large Company Core, and Strong Blue Chip Fund (see Proposal 3), it is expected that the new sub-advisers would reposition these Funds’ portfolios to conform them more to their own investment style, while adhering to the Funds’ existing investment objectives, principal strategies and investment policies. These repositioning transactions are likely to result in above-average transaction costs and may result in capital gains being realized. To the extent these Funds have capital loss carryforwards, they can use them to offset realized gains to minimize taxable distributions. These repositioning transactions are independent of the Reorganization.

Following the Reorganization, where the Acquiring Fund is an existing Wells Fargo Fund or otherwise has investment objectives, principal strategies and investment policies that differ from those of the Acquired Fund, or where the investment sub-adviser or portfolio manager(s) differ from those currently in place, shareholders should expect some portfolio repositioning. Any such repositioning would, in all cases, be subject to the limits described above relating to the tax-free nature of the Reorganization.

Utilization of Loss Carryforwards and Unrealized Losses

U.S. federal income tax law permits a regulated investment company, such as an Acquired Fund or Acquiring Fund, to carry forward its net capital losses for a period of up to eight taxable years. A number of the Acquired Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. The Reorganization will cause the tax years of certain Acquired Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Reorganization is expected to result in a limitation on the ability of certain of the Acquiring Funds to use carryforwards of the corresponding Acquired Funds, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The Section 382 limitation as to a particular Acquired Fund generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at such time. As of the date of this Prospectus/Proxy Statement, the long-term tax-exempt rate is 4.64%. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganization. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using the corresponding Acquired Fund’s loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. While the ability of an Acquiring Fund to absorb the corresponding Acquired Fund’s losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, it is expected that substantially all of an Acquired Fund’s losses may become permanently unavailable where the limitation applies. If an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of the corresponding Acquired Fund, the tax benefit resulting from those losses will be shared by both the Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of an Acquired Fund when its shareholders will hold less than 50% of the outstanding shares of the corresponding Acquiring Fund immediately following the Reorganization. Even if the Reorganization does not result in the limitation on the use of losses, future transactions by the Acquiring Fund may do so. No limitation will apply solely as a result of the Reorganization where only one Acquired Fund is reorganized into a newly formed Acquiring Fund. Accordingly, it is expected that the limitation will apply to any losses of the Strong Advisor Bond Fund, Strong Advisor Focus Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Advisor Utilities and Energy Fund, Strong Blue Chip Fund, Strong Corporate Income Fund, Strong Multi Cap Value Fund, Strong Municipal Bond Fund, Strong Strategic Value Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund and Strong Value Fund. In addition, an Acquired Fund’s losses that remain available to the corresponding Acquiring Fund will inure to the benefit to both the Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

As of October 31, 2003, and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Advisor Bond Fund had capital loss carryforwards of approximately $5,945,235 and no net unrealized capital losses, the Strong Corporate Income Fund had no capital loss carryforwards or net unrealized capital losses and the Strong Municipal Bond Fund had capital loss carryforwards of approximately $22,676,651 and net unrealized capital losses of approximately $7,962,142. As of December 31, 2003, and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Advisor Focus Fund had capital loss carryforwards of approximately $4,510,414 and no net unrealized capital losses, the Strong Advisor Mid Cap Growth Fund had capital loss carryforwards of approximately $118,085,651 and no net unrealized capital losses, the Strong Advisor Technology Fund had capital loss carryforwards of approximately $763,150 and no net unrealized capital losses, the Strong Advisor U.S. Small/Mid Cap Growth Fund had capital loss carryforwards of approximately $107,537 and no net unrealized capital losses, the Strong Advisor Utilities and Energy Fund had capital loss carryforwards of approximately $313,921 and no net unrealized capital losses, the Strong Blue Chip Fund had capital loss carryforwards of approximately $191,500,257 and no net unrealized capital losses, the Strong Multi Cap Value Fund had capital loss carryforwards of approximately $100,542,054 and no net unrealized capital losses, the Strong Strategic Value Fund had no capital loss carryforwards or net unrealized capital losses, the Strong Technology 100 Fund had capital loss carryforwards of approximately $264,562,805 and no net unrealized capital losses, the Strong U.S. Emerging Growth Fund had capital loss carryforwards of approximately $61,877,628 and no net unrealized capital losses and the Strong Value Fund had no capital loss carryforwards or net unrealized capital losses.

The Acquired Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of the corresponding Acquiring Fund. An Acquiring Fund’s ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the long-term tax-exempt rate in effect at such time. While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, it is expected that substantially all of its losses may become permanently unavailable where the limitation applies. In general, the limitation will apply to a pre-existing Acquiring Fund when its shareholders will hold less than 50% of its outstanding shares immediately following the Reorganization. Accordingly, it is expected that the limitation will apply to any losses of the WF Montgomery Small Cap Fund. As of September 30, 2003, for U.S. federal income tax purposes, the WF Montgomery Small Cap Fund had capital loss carryforwards of approximately $15,590,605 and no net unrealized capital losses. Even if the Reorganization does not result in the limitation on the use of an Acquiring Fund’s losses, prior or future transactions involving an Acquiring Fund may cause such limitations to apply.

Status as a Regulated Investment Company

Since its formation, each of the Acquiring Funds and each of the Acquired Funds believes it has qualified as a separate “regulated investment company” under the Internal Revenue Code. Accordingly, each of the Acquiring Funds and each of the Acquired Funds believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.

Distribution of Income and Gains

Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before or after the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

Moreover, if an Acquiring Fund has realized net investment income or net capital gains but not distributed such income or gains prior the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquired Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Treatment of Excluded Assets and Excluded Liabilities

The taxation of the Excluded Assets, recoveries on the Excluded Assets, and the Excluded Liabilities is uncertain and will depend upon the claims settled. The Acquired Funds currently believe that the likelihood of a net recovery is so speculative that it has no ascertainable value and will be reported as such for U.S. federal income tax purposes. No assurances can be given that such belief will not change between the date of this Prospectus/Proxy Statement and the date of the Reorganization. Acquired Fund shareholders are urged to consult their own tax advisors regarding the taxation to them of the Excluded Assets, recoveries on the Excluded Assets and the Excluded Liabilities.

U.S. Federal Income Taxation of an Investment in an Acquiring Fund

The following discussion summarizes the U.S. federal income taxation of an investment in an Acquiring Fund. It does not apply to certain shareholders, such as foreign or tax-exempt shareholders or those holding Acquiring Fund shares through a tax-advantaged account, such as a 401(k) Plan or an Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAIs for the Acquiring Funds for additional federal income tax information.

An Acquiring Fund will pass on to its shareholders substantially all of the Acquiring Fund’s net investment income and realized capital gains, if any. Distributions from an Acquiring Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions that come from a Municipal Acquiring Fund’s tax-exempt interest income generally are free from U.S. federal income tax, but may be subject to the federal AMT and state, local and other taxes. Distributions from an Acquiring Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. An Acquiring Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Acquiring Fund shareholder, your distributions attributable to dividends received by the Acquiring Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements generally are met by you for your Acquiring Fund shares, and by the Acquiring Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

Distributions from an Acquiring Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of an Acquiring Fund’s total assets at the close of its taxable year consist of securities of non-U.S. companies, the Acquiring Fund can file an election with the Internal Revenue Service which requires you to include a pro rata portion amount of the Acquiring Fund’s foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. It is expected that the WF International Core Fund may be eligible for the election, but we can’t assure you that it will make the election for any year.

If you actually or are deemed to acquire shares of an Acquiring Fund, including shares acquired pursuant to the Reorganization, shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you actually or are deemed to acquire Acquiring Fund shares, including shares acquired pursuant to the Reorganization, when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Acquiring Fund shares ordinarily will result in a taxable capital gain or loss depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and your adjusted tax basis in your shares. Such capital gain or loss generally will be long-term capital gain or loss if you have held (or deemed to have held) your redeemed or exchanged Acquiring Fund shares for more than one year at the time of redemption or exchange. As discussed above, if the Reorganization qualifies as a “reorganization” for U.S. federal income tax purposes, your initial tax basis in your Acquiring Fund shares will be equal, in the aggregate, to the tax basis of the Acquired Fund shares you relinquished in the Reorganization, and your holding period will include the holding period of such Acquired Fund shares as long as you held such shares as a capital asset. In certain circumstances, losses realized on the redemption or exchange of Acquiring Fund shares may be disallowed.

In certain circumstances, Acquiring Fund shareholders may be subject to back-up withholding taxes.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Funds Management and/or SCM.

Existing and Pro Forma Capitalizations

The following tables set forth, for each Reorganization, the total net assets, number of shares outstanding and net asset value per share. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of an Acquiring Fund after it has combined with the corresponding Acquired Fund(s). The tables show various combination scenarios. In particular, where multiple funds are involved, they show various combinations depending on whether the particular fund’s shareholders approve the Reorganization (e.g., Fund A + Fund C). They also show the combination based on all Funds approving the Reorganization (e.g., Fund A + Fund B + Fund C). In some instances, a mutual fund that is not covered by this Prospectus/Proxy Statement is included in a capitalization table, where its shareholders are being proxied separately to reorganize into an Acquiring Fund at the same time as the Reorganization. An asterisk (*) designates the accounting survivor in each combination.

Strong Advisor Focus Fund/ Strong Blue Chip Fund/WF Growth Fund/WF Large Company Growth Fund

The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Focus Fund, the Investor Class shares of the Strong Blue Chip Fund, the Class A shares of the WF Growth Fund and the Class A shares of the WF Large Company Growth Fund, (ii) the unaudited pro forma combined capitalization of Class A and Class Z shares of the WF Large Company Growth Fund assuming each Reorganization has taken place individually and in combinations, and (iii) the unaudited pro forma combined capitalization of the Class A and Class Z shares of the WF Large Company Growth Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Focus (Fund A) Class A Class B Class C	$1,176,925 1,166,677 316,238	189,046 191,338 51,881	$6.23 6.10 6.10
Strong Blue Chip (Fund B) Investor Class	158,670,672	13,696,407	11.58
WF Growth Fund (Fund C) Class A	133,517,501	11,227,493	11.89
WF Large Company Growth (Fund D) Class A Class Z	422,294,609 0	8,882,890 0	47.54 0
Pro Forma — Fund A + Fund D*(1) Class A (Receiving Classes A, B + C of Fund A) Class Z	424,954,449 0	8,938,839 0	47.54 0
Pro Forma — Fund B + Fund D*(2) Class A Class Z (Receiving Investor Class of Fund B)	422,294,609 158,670,672	8,882,890 13,696,407	47.54 11.58
Pro Forma — Fund A + Fund B + Fund D*(3) Class A (Receiving Classes A, B + C of Fund A) Class Z (Receiving Investor Class of Fund B)	424,954,449 158,670,672	8,938,839 13,696,407	47.54 11.58
Pro Forma — Fund A + Fund C + Fund D*(4) Class A (Receiving Classes A, B + C of Fund A + Class A of Fund C) Class Z	558,471,950 0	11,747,356 0	47.54 0
Pro Forma — Fund B + Fund C + Fund D*(5) Class A (Receiving Class A of Fund C) Class Z (Receiving Investor Class of Fund B)	555,812,110 158,670,672	11,691,406 13,696,407	47.54 11.58
Pro Forma — Fund A + Fund B + Fund C + Fund D*(6) Class A (Receiving Classes A, B + C of Fund A + Class A of Fund C) Class Z (Receiving Investor Class of Fund B)	558,471,950 158,670,672	11,747,356 13,696,407	47.54 11.58

(1)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund.
(3)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund and the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund.
(4)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund and the WF Growth Fund into the WF Large Company Growth Fund.
(5)	Assuming the reorganization of the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund and the WF Growth Fund into the WF Large Company Growth Fund.
(6)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund, the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund, and the WF Growth Fund into the WF Large Company Growth Fund.

Strong Advisor Utilities and Energy Fund/WF Equity Income Fund

The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Utilities and Energy Fund and the Class A, Class B and Class C shares of the WF Equity Income Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Equity Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Utilities and Energy (Fund A) Class A Class B Class C	$10,045,002 259,106 193,569	911,454 23,493 17,574	$11.02 11.03 11.01
WF Equity Income (Fund B) Class A Class B Class C	190,994,024 95,592,264 12,994,135	5,477,411 2,742,263 361,365	34.87 34.86 35.96

Pro Forma — Fund A + Fund B*(1) Class A Class B Class C	201,039,026 95,851,370 13,187,704	5,765,486 2,749,696 366,748	34.87 34.86 35.96

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Utilities and Energy Fund into the Class A, Class B, and Class C shares, respectively, of the WF Equity Income Fund.

Strong Advisor Mid Cap Growth Fund/WF Montgomery Mid Cap Growth Fund

The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C and Class Z shares of the Strong Advisor Mid Cap Growth Fund and the Class A, Class B and Class C shares of the WF Montgomery Mid Cap Growth Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Mid Cap Growth Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Mid Cap Growth (Fund A) Class A Class B Class C Class Z	$9,488,214 2,929,929 713,067 54,020,848	769,091 243,225 59,218 4,393,955	$12.34 12.05 12.04 12.29
WF Montgomery Mid Cap Growth (Fund B) Class A Class B Class C Class Z	98,393,680 6,990,879 982,752 0	16,062,601 1,169,804 164,475 0	6.13 5.98 5.98 0

Pro Forma — Fund A + Fund B*(1) Class A Class B Class C Class Z	107,881,894 9,920,808 1,695,819 54,020,848	17,611,536 1,660,078 283,815 4,393,955	6.13 5.98 5.98 12.29

(1)	Assuming the reorganization of the Class A, Class B, Class C and Class Z shares of the Strong Advisor Mid Cap Growth Fund into the Class A, Class B, Class C and Class Z shares, respectively, of the WF Montgomery Mid Cap Growth Fund.

Strong Advisor U.S. Small/Mid Cap Growth Fund/ Strong U.S. Emerging Growth Fund/WF Small Cap Growth Fund/WF Montgomery Small Cap Fund

The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund, the Investor Class shares of the Strong U.S. Emerging Growth Fund, the Class A, Class B and Class C shares of the WF Small Growth Cap Fund, and the Class A, Class B and Class C shares of the Montgomery Small Cap Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Small Cap Fund assuming each Reorganization has taken place individually and in combinations, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Small Cap Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor U.S. Small/Mid Cap Growth (Fund A) Class A Class B Class C	$2,846,656 1,336,101 1,538,258	256,402 120,394 138,496	$11.10 11.10 11.11
Strong U.S. Emerging Growth (Fund B) Investor Class	93,269,551	6,208,602	15.02
WF Small Cap Growth Fund (Fund C) Class A Class B Class C	70,189,249 28,932,784 11,475,807	4,314,804 1,876,251 744,947	16.27 15.42 15.40
WF Montgomery Small Cap (Fund D) Class A Class B Class C Class Z	102,589,069 598,235 211,602 0	8,726,195 51,203 18,089 0	11.76 11.68 11.70 0

Pro Forma — Fund A + Fund D*(1) Class A (Receiving Class A of Fund A) Class B (Receiving Class B of Fund A) Class C (Receiving Class C of Fund A) Class Z	105,435,725 1,934,336 1,749,860 0	8,968,331 165,560 149,588 0	11.76 11.68 11.70 0

Pro Forma — Fund B + Fund D*(2) Class A Class B Class C Class Z (Receiving Investor Class of Fund B)	102,589,069 598,235 211,602 93,269,551	8,726,195 51,203 18,089 6,208,602	11.76 11.68 11.70 15.02

Pro Forma — Fund A + Fund B + Fund D*(3) Class A (Receiving Class A of Fund A) Class B (Receiving Class B of Fund A) Class C (Receiving Class C of Fund A) Class Z (Receiving Investor Class of Fund B)	105,435,725 1,934,336 1,749,860 93,269,551	8,968,331 165,560 149,588 6,208,602	11.76 11.68 11.70 15.02

Pro Forma — Fund A + Fund C + Fund D*(4)
Class A (Receiving Class A of Fund A + Class A of Fund C)
Class B (Receiving Class B of Fund A + Class B of Fund C)
Class C (Receiving Class C of Fund A + Class C of Fund C)
Class Z
	175,624,974 30,867,120 13,225,667 0	14,938,607 2,641,920 1,130,609 0	11.76 11.68 11.70 0

Pro Forma — Fund B + Fund C + Fund D*(5) Class A (Receiving Class A of Fund C) Class B (Receiving Class B of Fund C) Class C (Receiving Class C of Fund C) Class Z (Receiving Investor Class of Fund B)	172,778,318 29,531,019 11,687,409 93,269,551	14,696,471 2,527,563 999,109 6,208,602	11.76 11.68 11.70 15.02

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Pro Forma — Fund A + Fund B + Fund C + Fund D*(6)
Class A (Receiving Class A of Fund A + Class A of Fund C)
Class B (Receiving Class B of Fund A + Class B of Fund C)
Class C (Receiving Class C of Fund A + Class C of Fund C)
Class Z (Receiving Investor Class of Fund B)
	175,624,974 30,867,120 13,225,667 93,269,551	14,938,607 2,641,920 1,130,609 6,208,602	11.76 11.68 11.70 15.02

(1)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund into the Class A, Class B and Class C shares of the WF Montgomery Small Cap Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class Z shares of the WF Montgomery Small Cap Fund.
(3)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund and the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class A, Class B, Class C and Class Z shares of the WF Montgomery Small Cap Fund.
(4)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund and the WF Small Cap Growth Fund into the Class A, Class B and Class C shares of the WF Montgomery Small Cap Fund.
(5)	Assuming the reorganization of the Strong U.S. Emerging Growth Fund and the WF Small Cap Growth Fund into the WF Montgomery Small Cap Fund.
(6)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund, the Investor Class shares of the Strong U.S. Emerging Growth Fund, and the Class A, Class B and Class C shares of the WF Small Cap Growth Fund into the Class A, Class B, Class C and Class Z shares of the WF Montgomery Small Cap Fund.

Strong Advisor Technology Fund/ Strong Technology 100 Fund/ WF Specialized Technology Fund

The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Technology Fund, the Investor Class shares of the Strong Technology 100 Fund, and the Class A shares of the WF Specialized Technology Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Specialized Technology Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Specialized Technology Fund assuming all of the Reorganizations have taken place individually. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Technology (Fund A) Class A Class B Class C	$885,684 549,041 223,256	125,516 78,943 32,212	$7.06 6.95 6.93
Strong Technology 100 (Fund B) Investor Class	125,085,249	27,740,611	4.51
WF Specialized Technology (Fund C) Class A Class Z	118,571,442 0	26,967,454 0	4.40 0
Pro Forma — Fund A + Fund C*(1) Class A (Receiving Class A of Fund A) Class Z	120,229,423 0	27,344,539 0	4.40 0

Pro Forma — Fund B + Fund C*(2) Class A Class Z (Receiving Investor Class of Fund B)	118,571,442 125,085,249	29,967,454 27,740,611	4.40 4.51

Pro Forma — Fund A + Fund B + Fund C*(3) Class A (Receiving Class A of Fund A) Class Z (Receiving Investor Class of Fund B)	120,229,423 125,085,249	27,344,539 27,740,611	4.40 4.51

(1)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor Technology Fund into the Class A shares of the WF Specialized Technology Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Technology 100 Fund into the Class Z shares of the WF Specialized Technology Fund.
(3)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor Technology Fund into the Class A shares of the WF Specialized Technology Fund and the Investor Class shares of the Strong Technology 100 Fund into the Class Z shares of the WF Specialized Technology Fund.

Strong Advisor U.S. Value Fund/ Strong Strategic Value Fund/WF U.S. Value Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C, Class K and Class Z shares of the Strong Advisor U.S. Value Fund and the Investor Class shares of the Strong Strategic Value Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF U.S. Value Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF U.S. Value Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor U.S. Value (Fund A) Class A Class B Class C Class K Class Z	$4,037,820 5,907,996 4,352,582 83,200,794 242,511,293	219,664 321,709 238,064 4,561,078 13,106,036	$18.38 18.36 18.28 18.24 18.50
Strong Strategic Value (Fund B) Investor Class	2,985,872	275,780	10.83
WF U.S. Value (Fund C) Class A Class B Class C Institutional Class Class Z	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0

Pro Forma — Fund A + Fund C*(1)
Class A (Receiving Class A of Fund A)
Class B (Receiving Class B of Fund A)
Class C Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A)
Class Z (Receiving Class Z of Fund A)
	4,037,820 5,907,996 4,352,582 83,200,794 242,511,293	219,664 321,709 238,064 4,561,078 13,106,036	18.38 18.36 18.28 18.24 18.50

Pro Forma — Fund B + Fund C*(2) Class A Class B Class C Institutional Class Class Z (Receiving Investor Class of Fund B)	0 0 0 0 2,985,872	0 0 0 0 275,780	0 0 0 0 10.83

Pro Forma — Fund A + Fund B + Fund C*(3)
Class A (Receiving Class A of Fund A)
Class B (Receiving Class B of Fund A)
Class C Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A)
Class Z (Receiving Class Z of Fund A + Investor
Class of Fund B)
	4,037,820 5,907,996 4,352,582 83,200,794 245,497,165	219,664 321,709 238,064 4,561,078 13,267,401	18.38 18.36 18.28 18.24 18.50

(1)	Assuming the reorganization of the Class A, Class B, Class C, Class K and Class Z shares of the Strong Advisor U.S. Value Fund into the Class A, Class B, Class C, Institutional Class and Class Z shares, respectively, of the WF U.S. Value Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Strategic Value Fund into the Class Z shares of the WF U.S. Value Fund.
(3)	Assuming the reorganization of the Class A, Class B, Class C, Class K and Class Z shares of the Strong Advisor U.S. Value Fund into the Class A, Class B, Class C, Institutional Class and Class Z shares of the WF U.S. Value Fund and the Investor Class shares of the Strong Strategic Value Fund into the Class Z shares of the WF U.S. Value Fund.

Strong Advisor Large Company Core Fund/Strong Value Fund/WF Large Company Core Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Value Fund, and the Class A, B, C and K shares of the Strong Advisor Large Company Core Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Large Company Core Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Large Company Core Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Large Company Core (Fund A) Class A Class B Class C Class K	$61,404,932 8,845,769 7,872,013 39,201,562	5,619,631 822,108 731,899 3,567,043	$10.93 10.76 10.76 10.99
Strong Value (Fund B) Investor Class	61,604,978	5,356,357	11.50
WF Large Company Core (Fund C) Class A Class B Class C Institutional Class Class Z	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0

Pro Forma — Fund A + Fund C*(1)
Class A (Receiving Class A of Fund A)
Class B (Receiving Class B of Fund A)
Class C (Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A)
Class Z
	61,404,932 8,845,769 7,872,013 39,201,562 0	5,619,631 822,108 731,899 3,567,043 0	10.93 10.76 10.76 10.99 0

Pro Forma — Fund B + Fund C*(2) Class A Class B Class C Institutional Class Class Z (Receiving Investor Class of Fund B)	0 0 0 0 61,604,978	0 0 0 0 5,356,357	0 0 0 0 11.50

Pro Forma — Fund A + Fund B + Fund C*(3)
Class A (Receiving Class A of Fund A)
Class B (Receiving Class B of Fund A)
Class C (Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A)
Class Z (Receiving Investor Class of Fund B)
	61,404,932 8,845,769 7,872,013 39,201,562 61,604,978	5,619,631 822,108 731,899 3,567,043 5,356,357	10.93 10.76 10.76 10.99 11.50

(1)	Assuming the reorganization of the Class A, Class B, Class C, and Class K shares of the Strong Advisor Large Company Core Fund into the Class A, Class B, Class C, and Institutional Class shares, respectively, of the WF Large Company Core Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Value Fund into the Class Z shares of the WF Large Company Core Fund.

(3)	Assuming the reorganization of the Class A, Class B, Class C, and Class K shares of the Strong Advisor Large Company Core Fund into the Class A, Class B, Class C, and Institutional Class shares of the WF Large Company Core Fund and the Investor Class shares of the Strong Value Fund into the Class Z shares of the WF Large Company Core Fund.

Strong Advisor Small Cap Value Fund/ Strong Multi Cap Value Fund/WF Small Cap Value Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Multi Cap Value Fund, and the Class A, Class B, Class C, and Class Z shares of the Strong Advisor Small Cap Value Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Small Cap Value Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Small Cap Value Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Small Cap Value (Fund A) Class A Class B Class C Class Z	$562,316,104 126,240,126 151,023,244 1,200,069,533	19,582,915 4,515,476 5,392,873 41,554,883	$28.71 27.96 28.00 28.88
Strong Multi Cap Value (Fund B) Investor Class	207,511,903	3,643,544	56.95
WF Small Cap Value (Fund C) Class A Class B Class C Class Z	0 0 0 0	0 0 0 0	0 0 0 0

Pro Forma — Fund A+ Fund C*(1) Class A (Receiving Class A of Fund A) Class B (Receiving Class B of Fund A) Class C (Receiving Class C of Fund A) Class Z (Receiving Class Z of Fund A)	562,316,104 126,240,126 151,023,244 1,200,069,533	19,582,915 4,515,476 5,392,873 41,554,883	28.71 27.96 28.00 28.88

Pro Forma — Fund B + Fund C*(2) Class A Class B Class C Class Z (Receiving Investor Class of Fund B)	0 0 0 207,511,903	0 0 0 3,643,544	0 0 0 56.95

Pro Forma — Fund A + Fund B + Fund C*(3)
Class A (Receiving Class A of Fund A)
Class B (Receiving Class B of Fund A)
Class C (Receiving Class C of Fund A)
Class Z (Receiving Class Z of Fund A and Investor
Class of Fund B)
	562,316,104 126,240,126 151,023,244 1,407,581,436	19,582,915 4,515,476 5,392,873 48,740,411	28.71 27.96 28.00 28.88

(1)	Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of the Strong Advisor Small Cap Value Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Small Cap Value Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Multi Cap Value Fund into the Class Z shares of the WF Small Cap Value Fund.
(3)	Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of the Strong Advisor Small Cap Value Fund into the Class A, Class B, Class C, and Class Z shares of the WF Small Cap Value Fund and the Investor Class shares of the Strong Multi Cap Value Fund into the Class Z shares of the WF Small Cap Value Fund.

Strong Advisor Endeavor Large Cap Fund/WF Endeavor Large Cap Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Endeavor Large Cap Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Endeavor Large Cap Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Endeavor Large Cap (Fund A) Class A Class B Class C	$40,111,544 849,649 426,557	3,770,754 81,052 40,707	$10.64 10.48 10.48
WF Endeavor Large Cap (Fund B) Class A Class B Class C	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund B*(1) Class A Class B Class C	40,111,544 849,649 426,557	3,770,754 81,052 40,707	10.64 10.48 10.48

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Endeavor Large Cap Fund into the Class A, Class B, and Class C shares, respectively, of the WF Endeavor Large Cap Fund.

Strong Advisor Select Fund/WF Endeavor Select Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Select Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Endeavor Select Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Select (Fund A) Class A Class B Class C	$76,037,056 931,630 984,394	8,311,832 104,498 110,413	$9.15 8.92 8.92
WF Endeavor Select (Fund B) Class A Class B Class C	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund B*(1) Class A Class B Class C	76,037,056 931,630 984,394	8,311,832 104,498 110,413	9.15 8.92 8.92

(1)	Assuming the reorganization of the Class A, Class B and Class C shares of the Strong Advisor Select Fund into the Class A, Class B and Class C shares, respectively, of the WF Endeavor Select Fund.

Strong Advisor Common Stock Fund/WF Common Stock Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C and Class Z shares of the Strong Advisor Common Stock Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Common Stock Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Common Stock (Fund A) Class A Class B Class C Class Z	$78,738,247 38,308,402 30,086,438 1,316,738,133	3,507,252 1,748,369 1,373,064 58,122,183	$22.45 21.91 21.91 22.65
WF Common Stock (Fund B) Class A Class B Class C Class Z	0 0 0 0	0 0 0 0	0 0 0 0

Pro Forma — Fund A + Fund B*(1) Class A Class B Class C Class Z	78,738,247 38,308,402 30,086,438 1,316,738,133	3,507,252 1,748,369 1,373,064 58,122,183	22.45 21.91 21.91 22.65

(1)	Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of the Strong Advisor Common Stock Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Common Stock Fund.

Strong Advisor International Core Fund/WF International Core Fund

The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor International Core Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF International Core Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor International Core (Fund A) Class A Class B Class C	$622,282 891,363 233,838	51,675 74,156 19,476	$12.04 12.02 12.01
WF International Core (Fund B) Class A Class B Class C	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund B*(1) Class A Class B Class C	622,282 891,363 233,838	51,675 74,156 19,476	12.04 12.02 12.01

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor International Core Fund into the Class A, Class B, and Class C shares, respectively, of the WF International Core Fund.

Strong Advisor Bond Fund/Strong Corporate Income Fund/WF Income Fund/WF Montgomery Total Return Bond Fund

The following table sets forth, as of May 31, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C, Class K, Class Z and Institutional Class shares of the Strong Advisor Bond Fund, the Investor Class shares of the Strong Corporate Income Fund, the Class A, Class B and Institutional Class Shares of the WF Income Fund and the Class A, Class B, Class C, Institutional Class and Select Class shares of the WF Montgomery Total Return Bond Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Total Return Bond Fund assuming each Reorganization has taken place individually and in combinations, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Total Return Bond Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Bond (Fund A) Class A Class B Class C Class K Class Z Institutional Class	$15,964,984 10,658,742 5,967,671 19,256,635 59,918,718 134,278,720	1,479,063 987,049 552,779 1,784,925 5,550,382 12,450,528	$10.79 10.80 10.80 10.79 10.80 10.78
Strong Corporate Income (Fund B) Investor Class	25,184,649	2,511,200	10.03
WF Income Fund (Fund C) Class A Class B Institutional Class	20,202,123 14,088,818 303,705,775	2,154,076 1,503,781 32,428,077	9.38 9.37 9.37
WF Montgomery Total Return Bond (Fund D) Class A Class B Class C Institutional Class Select Class	45,669,574 8,030,712 6,247,916 202,187,059 50,698,981	3,707,410 651,285 509,416 16,695,259 4,185,446	12.32 12.33 12.26 12.11 12.11

Pro Forma — Fund A + Fund D*(1)
Class A (Receiving Class A of Fund A)
Class B (Receiving Class B of Fund A)
Class C (Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A)
Class Z (Receiving Class Z of Fund A)
Select Class (Receiving Institutional Class of Fund A)
	61,634,558 18,689,454 12,215,587 221,443,694 59,918,718 184,977,701	5,003,431 1,515,701 995,983 18,285,344 5,550,382 15,270,804	12.32 12.33 12.26 12.11 10.80 12.11

Pro Forma — Fund B + Fund D*(2) Class A Class B Class C Institutional Class Class Z (Receiving Investor Class of Fund B) Select Class	45,669,574 8,030,712 6,247,916 202,187,059 25,184,649 50,698,981	3,707,410 651,285 509,416 16,695,259 2,511,200 4,185,446	12.32 12.33 12.26 12.11 10.03 12.11

Pro Forma — Fund A + Fund B + Fund D*(3)
Class A (Receiving Class A of Fund A)
Class B (Receiving Class B of Fund A)
Class C (Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A)
Class Z (Receiving Class Z of Fund A and Investor
Class of Fund B)
Select Class (Receiving Institutional Class of Fund A)
	61,634,558 18,689,454 12,215,587 221,443,694 85,103,367 184,977,701	5,003,431 1,515,701 995,983 18,285,344 7,883,283 15,270,804	12.32 12.33 12.26 12.11 10.80 12.11

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share

Pro Forma — Fund A + Fund C + Fund D*(4)
Class A (Receiving Class A of Fund A and Class A of Fund C)
Class B (Receiving Class B of Fund A and Class B of Fund C)
Class C (Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A and Institutional Class of Fund C)
Class Z (Receiving Class Z of Fund A)
Select Class (Receiving Institutional Class of Fund A)
	81,836,681 32,778,272 12,215,587 525,149,469 59,918,718 184,977,701	6,643,419 2,658,294 995,983 43,363,341 5,550,382 15,270,804	12.32 12.33 12.26 12.11 10.80 12.11

Pro Forma — Fund B + Fund C + Fund D*(5)
Class A (Receiving Class A of Fund C)
Class B (Receiving Class B of Fund C)
Class C
Institutional Class (Receiving Institutional Class of Fund C)
Class Z (Receiving Investor Class of Fund B)
Select Class
	65,871,697 22,119,530 6,247,916 505,892,834 25,184,649 50,698,981	5,347,398 1,793,878 509,416 41,773,257 2,511,200 4,185,446	12.32 12.33 12.26 12.11 10.03 12.11

Pro Forma — Fund A + Fund B + Fund C + Fund D*(6)
Class A (Receiving Class A of Fund A and Class A of Fund C)
Class B (Receiving Class B of Fund A and Class B of Fund C)
Class C (Receiving Class C of Fund A)
Institutional Class (Receiving Class K of Fund A and Institutional Class of Fund C)
Class Z (Receiving Investor Class of Fund B)
Select Class (Receiving Institutional Class of Fund A)
	81,836,681 32,778,272 12,215,587 525,149,469 85,103,367 184,977,701	6,643,419 2,658,294 995,983 43,363,341 7,883,283 15,270,804	12.32 12.33 12.26 12.11 10.80 12.11

(1)	Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of the Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund.
(3)	Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of the Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund and the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund.
(4)	Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of the Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund and the WF Income Fund into the WF Montgomery Total Return Bond Fund.
(5)	Assuming the reorganization of the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund and the WF Income Fund into the WF Montgomery Total Return Bond Fund.
(6)	Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund, the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund, and the WF Income Fund into the WF Montgomery Total Return Bond Fund.

Strong Advisor Municipal Bond Fund/ Strong Municipal Bond Fund/WF Municipal Bond Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C and Institutional Class shares of the Strong Advisor Municipal Bond Fund and the Investor Class shares of the Strong Municipal Bond Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Municipal Bond Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Municipal Bond Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Municipal Bond (Fund A) Class A Class B Class C Institutional Class	$158,748,094 31,720,212 2,261,320 20,070,573	18,933,513 3,802,980 269,966 2,401,694	$8.38 8.34 8.38 8.36
Strong Municipal Bond (Fund B) Investor Class	183,849,995	20,681,153	8.89
WF Municipal Bond (Fund C) Class A Class B Class C Institutional Class Investor Class	0 0 0 0 0	0 0 0 0 0	0 0 0 0 0

Pro Forma — Fund A + Fund C*(1) Class A Class B Class C Institutional Class Investor Class	158,748,094 31,720,212 2,261,320 20,070,573 0	18,933,513 3,802,980 269,966 2,401,694 0	8.38 8.34 8.38 8.36 0

Pro Forma — Fund B + Fund C*(2) Class A Class B Class C Institutional Class Investor Class	0 0 0 0 183,849,995	0 0 0 0 20,681,153	0 0 0 0 8.89

Pro Forma — Fund A + Fund B + Fund C*(3) Class A Class B Class C Institutional Class Investor Class	158,748,094 31,720,212 2,261,320 20,070,573 183,849,995	18,933,513 3,802,980 269,966 2,401,694 20,681,153	8.38 8.34 8.38 8.36 8.89

(1)	Assuming the reorganization of the Class A, Class B, Class C and Institutional Class shares of Strong Advisor Municipal Bond Fund into the Class A, Class B, Class C and Institutional Class shares, respectively, of the WF Municipal Bond Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Municipal Bond Fund into the Investor Class shares of the WF Municipal Bond Fund.
(3)	Assuming the reorganization of the Class A, Class B, Class C and Institutional Class shares of Strong Advisor Municipal Bond Fund into the Class A, Class B, Class C and Institutional Class shares of the WF Municipal Bond Fund and the Investor Class shares of the Strong Municipal Bond Fund into the Investor Class shares of the WF Municipal Bond Fund.

Strong Advisor Short Duration Bond Fund/WF Ultra-Short Duration Bond Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C and Class Z shares of the Strong Advisor Short Duration Bond Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Ultra-Short Duration Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Short Duration Bond (Fund A) Class A Class B Class C Class Z	$20,775,444 11,429,509 12,875,847 18,632,468	2,123,844 1,170,998 1,316,498 1,911,767	$9.78 9.76 9.78 9.75
WF Ultra-Short Duration Bond (Fund B) Class A Class B Class C Class Z	0 0 0 0	0 0 0 0	0 0 0 0

Pro Forma — Fund A + Fund B*(1) Class A Class B Class C Class Z	20,775,444 11,429,509 12,875,847 18,632,468	2,123,844 1,170,998 1,316,498 1,911,767	9.78 9.76 9.78 9.75

(1)	Assuming the reorganization of the Class A, Class B, Class C and Class Z shares of Strong Advisor Short Duration Bond Fund into the Class A, Class B, Class C and Class Z shares, respectively, of the WF Ultra-Short Duration Bond Fund.

Strong Advisor Strategic Income Fund/WF Strategic Income Fund

The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Strategic Income Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Strategic Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Strong Advisor Strategic Income (Fund A) Class A Class B Class C	$11,958,231 9,290,437 5,434,390	1,169,684 908,447 532,283	$10.22 10.23 10.21
WF Strategic Income (Fund B) Class A Class B Class C	0 0 0	0 0 0	0 0 0

Pro Forma — Fund A + Fund B*(1) Class A Class B Class C	11,958,231 9,290,437 5,434,390	1,169,684 908,447 532,283	10.22 10.23 10.21

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Strategic Income Fund into the Class A, Class B, and Class C shares, respectively, of the WF Strategic Income Fund.

The Board unanimously recommends that you vote in favor
of the Agreement and Plan of Reorganization.

PROPOSAL 2:
APPROVAL OF AN INTERIM ADVISORY AGREEMENT

Summary

At the closing of the Transaction, which is expected to occur on or about December 31, 2004, the existing investment advisory agreement between the Strong Funds and SCM (“Strong Advisory Agreement”) will terminate. In August 2004, the Board unanimously voted to approve an interim investment advisory agreement between the Strong Funds and Funds Management (“Interim Agreement”), a form of which is included in this Prospectus/Proxy Statement as Exhibit G, which, if approved by shareholders, would become effective at the closing of the Transaction and continue through the closing of the Reorganization (“Interim Period”). On September 29, 2004, the Board approved certain compliance policies and procedures of Funds Management.

Terms of the Terminating Strong Advisory Agreement and the Interim Agreement

Under the Strong Advisory Agreement, SCM is responsible for investment decisions and supplies investment research and portfolio management. SCM is authorized to delegate its investment advisory duties to a sub-adviser in accordance with a written agreement. In that situation, SCM continues to have responsibility for all investment advisory services furnished by the sub-adviser under the sub-advisory agreement. At its expense, SCM provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. Under the Strong Advisory Agreement, SCM is responsible for placing all orders for the purchase and sale of the Fund’s portfolio securities at the Fund’s expense. Except for expenses assumed by SCM or an affiliate, the Fund is responsible for all its expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; fees for Directors and officers who are not “interested persons” of SCM, if any; and extraordinary expenses. The Strong Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund’s Directors who are not parties to the Strong Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Strong Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board, by vote of a majority of the Fund’s outstanding voting securities, or by SCM, and will terminate automatically in the event of its assignment.

The following table sets forth the dates of the Strong Advisory Agreement, the date on which the Strong Advisory Agreement was last submitted to shareholder vote, and the advisory fee under the Strong Advisory Agreement.

Corporation/Strong Fund	Date of Strong Advisory Agreement	Date Last Approved by Shareholders	Advisory Fee
Strong Common Stock Fund, Inc.
Strong Advisor Common Stock Fund	July 23, 2001	July 20, 2001	0.75	%(1)
Strong Advisor Endeavor Large Cap Fund	September 27, 2001	September 28, 2001	0.75	%(1)
Strong Advisor Focus Fund	July 23, 2001	July 20, 2001	0.75	%(1)
Strong Advisor Technology Fund	July 23, 2001	July 20, 2001	0.75	%(1)

Strong Conservative Equity Funds, Inc.
Strong Advisor U.S. Value Fund	July 23, 2001	July 20, 2001	0.55%
Strong Blue Chip Fund	July 23, 2001	July 20, 2001	0.50%

Strong Equity Funds II, Inc.
Strong Multi Cap Value Fund	May 14, 2001	April 23, 2001	0.75%
Strong Strategic Value Fund	March 28, 2002	March 28, 2002	0.75	%(1)

Strong Equity Funds, Inc.
Strong Advisor Large Company Core Fund	September 12, 2002	August 30, 2002	0.75	%(1)
Strong Advisor Mid Cap Growth Fund	July 23, 2001	July 20, 2001	0.75	%(1)
Strong Advisor Small Cap Value Fund	July 23, 2001	July 20, 2001	0.75	%(1)
Strong Advisor Utilities and Energy Fund	July 31, 2002	July 31, 2002	0.75	%(1)
Strong Technology 100 Fund	July 23, 2001	July 20, 2001	0.75	%(1)
Strong U.S. Emerging Growth Fund	July 23, 2001	July 20, 2001	0.75	%(1)
Strong Value Fund	July 23, 2001	July 20, 2001	0.75	%(1)

Strong Income Funds II, Inc.
Strong Advisor Bond Fund	July 23, 2001	July 20, 2001	0.23	%(2)

Strong Income Funds, Inc.
Strong Advisor Municipal Bond Fund	September 27, 2002	February 26, 2003	0.37	%(3)
Strong Corporate Income Fund	October 31, 2002	October 31, 2002	0.375	%(4)

Strong International Equity Funds, Inc.
Strong Advisor International Core Fund	September 27, 2001	September 28, 2001	0.75	%(1)

Strong Municipal Bond Fund, Inc.
Strong Municipal Bond Fund	July 23, 2001	July 20, 2001	0.35	%(5)

Strong Opportunity Fund, Inc.
Strong Advisor Select Fund	July 23, 2001	July 20, 2001	0.75	%(1)
Strong Advisor U.S. Small/Mid Cap Growth Fund	March 28, 2002	March 28, 2002	0.75	%(1)

Strong Short-Term Global Bond Fund, Inc.
Strong Advisor Short Duration Bond Fund	July 23, 2001	July 20, 2001	0.375	%(4)
Strong Advisor Strategic Income Fund	July 23, 2001	July 20, 2001	0.50	%(6)

(1)	0.75% on assets under $4 billion; 0.725% for the next $2 billion in assets; and 0.70% for assets $6 billion and above.

(2)	0.23% on assets under $4 billion; 0.205% for the next $2 billion in assets; and 0.18% for assets $6 billion and above.

(3)	0.37% on assets under $4 billion; 0.345% for the next $2 billion in assets; and 0.32% for assets $6 billion and above.

(4)	0.375% on assets under $4 billion; 0.35% for the next $2 billion in assets; and 0.325% for assets $6 billion and above.

(5)	0.35% on assets under $4 billion; 0.325% for the next $2 billion in assets; and 0.30% for assets $6 billion and above.

(6)	0.50% on assets under $4 billion; 0.475% for the next $2 billion in assets; and 0.45% for assets $6 billion and above.

We are required to explain why the existing agreements were last submitted to a shareholder vote, even though these agreements are terminating. For each Strong Fund for which an investment advisory agreement was last approved by shareholders on July 20, 2001, the Board had approved changes to the previous agreement related to fee structures, expense reimbursement policies, and administrative services. For some Strong Funds, the revised agreement introduced breakpoints (asset levels) at which management fees decreased as a percentage of the Fund’s net assets. For Strong Funds that previously had a combined investment advisory and administration agreement and fee, the agreements and fees were separated and the administration fee was increased. For Strong Funds with a 2% cap on fund expenses as a result of a state law that no longer applied to the Funds, the cap was removed from the agreement. For the Strong Advisor Large Company Core and the Strong Advisor Municipal Bond Funds,

shareholders voted on a change in the investment adviser from Rockhaven Asset Management, LLC and State Street Research & Management Company, respectively, to SCM. For each other Strong Fund, shareholders approved the initial investment advisory agreement at the launch of the Fund.

The Board last approved the Strong Advisory Agreement on April 30, 2004. As part of its approval of the Strong Advisory Agreement, the Board requested, and SCM agreed, that the aggregate fees and expenses payable by the Strong Family of Funds to SCM and its affiliates would be reduced by approximately $6.4 million per year after giving effect to the then-current waivers and reimbursements.

The Strong Funds paid the following fees to SCM or an affiliate during the last fiscal year:

Corporation/Strong Fund	Advisory	Administration	Transfer Agent	12b-1
Strong Common Stock Fund, Inc.
Strong Advisor Common Stock Fund	$11,789,247	$4,719,432	$4,395,282	$374,210
Strong Advisor Endeavor Large Cap Fund	260,962	104,285	74,079	5,184
Strong Advisor Focus Fund	5,703	2,957	7,988	7,731
Strong Advisor Technology Fund	11,314	0	1,613	2,472

Strong Conservative Equity Funds, Inc.
Strong Advisor U.S. Value Fund	1,205,647	635,928	1,375,378	43,806
Strong Blue Chip Fund	883,114	529,869	1,566,071	—

Strong Equity Funds II, Inc.
Strong Multi Cap Value Fund	1,682,759	552,233	1,338,614	—
Strong Strategic Value Fund	934	474	0	0

Strong Equity Funds, Inc.
Strong Advisor Large Company Core Fund	498,989	118,198	104,258	92,226
Strong Advisor Mid Cap Growth Fund	641,656	230,480	546,141	30,094
Strong Advisor Small Cap Value Fund	11,574,236	4,632,176	4,474,463	1,502,973
Strong Advisor Utilities and Energy Fund	95,307	37,638	25,182	12,010
Strong Technology 100 Fund	810,965	357,434	1,878,642	—
Strong U.S. Emerging Growth Fund	610,078	207,778	525,873	—
Strong Value Fund	374,428	149,272	223,497	—

Strong Income Funds II, Inc.
Strong Advisor Bond Fund	887,953	466,188	856,537	145,824

Strong Income Funds, Inc.
Strong Advisor Municipal Bond Fund	641,188	425,791	351,701	236,423
Strong Corporate Income Fund	15,953	0	0	0

Strong International Equity Funds, Inc.
Strong Advisor International Core Fund	0	182	689	4,302

Strong Municipal Bond Fund, Inc.
Strong Municipal Bond Fund	801,508	641,607	300,317	—

Strong Opportunity Fund, Inc.
Strong Advisor Select Fund	545,194	217,993	148,617	6,967
Strong Advisor U.S. Small/Mid Cap Growth Fund	9,828	6,394	4,208	8,848

Strong Short-Term Global Bond Fund, Inc.
Strong Advisor Short Duration Bond Fund	321,487	239,309	226,827	201,998
Strong Advisor Strategic Income Fund	103,198	40,700	51,405	68,521
Aggregate Total for all Funds:	$33,771,648	$14,316,318	$18,477,382	$2,743,589

If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds’ service providers during the first quarter of 2005.

The terms of the Strong Advisory Agreement and those of the Interim Agreement are materially similar, except for the date of the agreement and the name of the investment adviser. Approval of the Interim Agreement will not result in an increase in the advisory fee charged to any Strong Fund during the Interim Period. If the Interim

Agreement is approved, Funds Management will be entitled to receive the same fee rates that SCM would have been entitled to receive under the Strong Advisory Agreement.

Funds Management is located at 525 Market Street, 12th Floor, San Francisco, CA 94105. The owners and principal executive officers of Funds Management are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 12th Floor, San Francisco, CA 94105. Currently, no officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of Funds Management. Currently, no officers or directors/trustees of the Strong Funds have any material interest in Funds Management, or in any material transaction in which Funds Management or an affiliate is a party.*

Name	Position at Funds Management	Principal Occupation
Karla M. Rabush	Director, President and Chief Executive Officer	Same as position at Funds Management
C. David Messman	Director, Senior Vice President and Secretary	Same as position at Funds Management
Stacie D. DeAngelo	Senior Vice President and Treasurer	Same as position at Funds Management
Kenneth L. Niewald	Vice President and Chief Financial Officer	Same as position at Funds Management
Andrew N. Owen	Director and Senior Vice President	Same as position at Funds Management
Dorothy A. Peters	Chief Compliance Officer	Same as position at Funds Management

Owners — Name, Relationship to Funds Management and Address

Wells Fargo Investment Group, Inc.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Funds Management serves as the adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives and styles as certain Strong Funds. The chart below lists certain required information about similar funds advised by Funds Management. In addition to the funds listed below, Funds Management also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Net Operating Expense Ratio
WF 100% Treasury Money	3,371.9	$0-999M	0.300%	Class A	0.65	%(7)
Market Fund		$1B-4.99B	0.275%	Service Class	0.50	%(7)
		>$5B	0.250%
WF Asset Allocation Fund	1,161.5	$0-499M	0.650%	Class A	1.15	%(10)
		$500M-999M	0.600%	Class B	1.90	%(10)
		$1B-2.99B	0.550%	Class C	1.90	%(10)
		$3B-4.99B	0.525%	Institutional Class	0.90	%(10)
		>$5B	0.500%

* Certain Strong Fund Officers that are also employees of SFC or its subsidiaries may become employed by Funds Management or an affiliate at the closing of the Transaction.

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)			Net Operating Expense Ratio

WF C&B Large Cap Value	28.0	$0-499M	0.750%		Class A	1.20	%(11)
Fund		$500M-999M	0.700%		Class B	1.95	%(11)
		$1B-2.99B	0.650%		Class C	1.95	%(11)
		$3B-4.99B	0.625%		Class D	1.20	%(11)
		>$5B	0.600%		Institutional Class	0.95	%(11)
					Select Class	0.70	%(11)
WF C&B Mid Cap Value	542.0	$0-499M	0.750%		Class A	1.40	%(11)
Fund		$500M-999M	0.700%		Class B	2.15	%(11)
		$1B-2.99B	0.650%		Class C	2.15	%(11)
		$3B-4.99B	0.625%		Class D	1.25	%(11)
		>$5B	0.600%		Institutional Class	1.15	%(11)
					Select Class	0.90	%(11)
WF C&B Tax-Managed	17.0	$0-499M	0.750%		Class A	1.20	%(11)
Value Fund		$500M-999M	0.700%		Class B	1.95	%(11)
		$1B-2.99B	0.650%		Class C	1.95	%(11)
		$3B-4.99B	0.625%		Class D	1.20	%(11)
		>$5B	0.600%		Institutional Class	0.95	%(11)
WF California Limited Term	90.2	$0-499M	0.400%		Class A	0.85	%(9)
Tax-Free Fund		$500M-999M	0.350%		Class C	1.60	%(9)
		$1B-2.99B	0.300%		Institutional Class	0.60	%(9)
		$3B-4.99B	0.275%
		>$5B	0.250%
WF California Tax-Free	520.6	$0-499M	0.400%		Class A	0.80	%(9)
Fund		$500M-999M	0.350%		Class B	1.55	%(9)
		$1B-2.99B	0.300%		Class C	1.55	%(9)
		$3B-4.99B	0.275%		Institutional Class	0.55	%(9)
		>$5B	0.250%
WF California Tax-Free	2,537.5	$0-999M	0.300%		Class A	0.65	%(7)
Money Market Fund		$1B-4.99B	0.275%		Service Class	0.45	%(7)
		>$5B	0.250%
WF California Tax-Free	477.2		0.000%			0.20	%(7)
Money Market Trust
Cash Investment Money	13,811.9		0.100%		Service Class	0.50	%(7)
Market Fund					Administrator Class	0.35	%(7)
					Institutional Class	0.20	%(7)
WF Colorado Tax-Free Fund	103.0	$0-499M	0.400%		Class A	0.85	%(9)
		$500M-999M	0.350%		Class B	1.60	%(9)
		$1B-2.99B	0.300%		Institutional Class	0.60	%(9)
		$3B-4.99B	0.275%
		>$5B	0.250%
WF Diversified Bond Fund	185.1		0.580	%(4)	Institutional Class	0.70	%(8)
WF Diversified Equity Fund	1,442.7		0.790	%(4)	Class A	1.25	%(5)
					Class B	2.00	%(5)
					Class C	2.00	%(5)
					Institutional Class	1.00	%(5)
WF Diversified Small Cap	442.4		0.840	%(4)	Institutional Class	1.20	%(5)
Fund
WF Equity Income Fund	1,186.1	$0-499M	0.750%		Class A	1.10	%(10)
		$500M-999M	0.700%		Class B	1.85	%(10)
		$1B-2.99B	0.650%		Class C	1.85	%(10)
		$3B-4.99B	0.625%		Institutional Class	0.85	%(10)
		>$5B	0.600%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)			Net Operating Expense Ratio

WF Government Money	9,357.8		0.100%		Class A	0.65	%(7)
Market Fund					Service Class	0.50	%(7)
					Administrator Class	0.35	%(7)
					Institutional Class	0.20	%(7)
WF Growth Balanced Fund	1,955.1		0.710	%(4)	Class A	1.20	%(5)
					Class B	1.95	%(5)
					Class C	1.95	%(5)
					Institutional Class	0.95	%(5)
WF Growth Equity Fund	556.6		1.030	%(4)	Class A	1.50	%(5)
					Class B	2.25	%(5)
					Class C	2.25	%(5)
					Institutional Class	1.25	%(5)
WF Growth Fund	172.9	$0-499M	0.750%		Class A	1.25	%(10)
		$500M-999M	0.700%		Class B	2.00	%(10)
		$1B-2.99B	0.650%		Institutional Class	1.00	%(10)
		$3B-4.99B	0.625%
		>$5B	0.600%
WF High Yield Bond Fund	300.5	$0-499M	0.550%		Class A	1.15	%(8)
		$500M-999M	0.500%		Class B	1.90	%(8)
		$1B-2.99B	0.450%		Class C	1.90	%(8)
		$3B-4.99B	0.425%
		>$5B	0.400%
WF Income Fund	334.5	$0-499M	0.450%		Class A	1.00	%(8)
		$500M-999M	0.400%		Class B	1.75	%(8)
		$1B-2.99B	0.350%		Institutional Class	0.75	%(8)
		$3B-4.99B	0.325%
		>$5B	0.300%
WF Income Plus Fund	73.9	$0-499M	0.550%		Class A	1.00	%(8)
		$500M-999M	0.500%		Class B	1.75	%(8)
		$1B-2.99B	0.450%		Class C	1.75	%(8)
		$3B-4.99B	0.425%
		>$5B	0.400%
WF Index Allocation Fund	82.4	$0-499M	0.650%		Class A	1.15	%(10)
		$500M-999M	0.600%		Class B	1.90	%(10)
		$1B-2.99B	0.550%		Class C	1.90	%(10)
		$3B-4.99B	0.525%
		>$5B	0.500%
WF Inflation-Protected Bond	70.4	$0-499M	0.450%		Class A	0.85	%(8)
Fund		$500M-999M	0.400%		Class B	1.60	%(8)
		$1B-2.99B	0.350%		Class C	1.60	%(8)
		$3B-4.99B	0.325%		Institutional Class	0.60	%(8)
		>$5B	0.300%
WF Intermediate	650.0	$0-499M	0.450%		Class A	0.95	%(8)
Government Income Fund		$500M-999M	0.400%		Class B	1.70	%(8)
		$1B-2.99B	0.350%		Class C	1.70	%(8)
		$3B-4.99B	0.325%		Institutional Class	0.70	%(8)
		>$5B	0.300%
WF International Equity	350.7	$0-499M	0.950%		Class A	1.50	%(5)
Fund		$500M-999M	0.900%		Class B	2.25	%(5)
		$1B-2.99B	0.850%		Class C	2.25	%(5)
		$3B-4.99B	0.825%		Institutional Class	1.25	%(5)
		>$5B	0.800%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)			Net Operating Expense Ratio

WF Large Cap Appreciation	24.5	$0-999M	0.700%		Class A	1.25	%(5)
Fund		$1B-2.99B	0.650%		Class B	2.00	%(5)
		$3B-4.99B	0.625%		Class C	2.00	%(5)
		>$5B	0.600%		Institutional Class	1.00	%(5)
WF Large Cap Value Fund	3.1	$0-499M	0.750%		Class A	1.25	%(5)
		$500M-999M	0.700%		Class B	2.00	%(5)
		$1B-2.99B	0.650%		Class C	2.00	%(5)
		$3B-4.99B	0.625%		Institutional Class	1.00	%(5)
		>$5B	0.600%
WF Large Company Growth	2,827.8	$0-499M	0.750%		Class A	1.20	%(10)
Fund		$500M-999M	0.700%		Class B	1.95	%(10)
		$1B-2.99B	0.650%		Class C	1.95	%(10)
		$3B-4.99B	0.625%		Institutional Class	0.95	%(10)
		>$5B	0.600%		Select Class	0.75	%(10)
WF Limited Term	197.2	$0-499M	0.450%		Class A	0.95	%(8)
Government Income Fund		$500M-999M	0.400%		Class B	1.70	%(8)
		$1B-2.99B	0.350%		Institutional Class	0.70	%(8)
		$3B-4.99B	0.325%
		>$5B	0.300%
WF Liquidity Reserve	1,779.4	$0-999M	0.300%		Investor	1.00	%(7)
Money Market Fund		$1B-4.99B	0.275%
		>$5B	0.250%
WF Minnesota Money	94.6	$0-999M	0.300%		Class A	0.80	%(7)
Market Fund		$1B-4.99B	0.275%
		>$5B	0.250%
WF Minnesota Tax-Free	195.9	$0-499M	0.400%		Class A	0.85	%(9)
Fund		$500M-999M	0.350%		Class B	1.60	%(9)
		$1B-2.99B	0.300%		Institutional Class	0.60	%(9)
		$3B-4.99B	0.275%
		>$5B	0.250%
WF Moderate Balanced	553.6		0.670	%(4)	Class A	1.15	%(5)
Fund					Class B	1.90	%(5)
					Class C	1.90	%(5)
					Institutional Class	0.90	%(5)
WF Money Market Fund	6,983.1	$0-999M	0.300%		Class A	0.76	%(7)
		$1B-4.99B	0.275%		Class B	1.51	%(7)
		>$5B	0.250%
WF Money Market Trust	1,402.9		0.000%			0.20	%(7)
WF Montgomery Emerging	180.5	$0-499M	1.100%		Class A	1.90	%(5)
Markets Focus Fund		$500M-999M	1.050%		Class B	2.65	%(5)
		$1B-2.99B	1.000%		Class C	2.65	%(5)
		$3B-4.99B	0.975%		Institutional Class	1.60	%(5)
		>$5B	0.950%
WF Montgomery	94.3	$0-499M	1.100%		Select Class	1.25	%(5)
Institutional Emerging		$500M-999M	1.050%
Markets Fund		$1B-2.99B	1.000%
		$3B-4.99B	0.975%
		>$5B	0.950%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Net Operating Expense Ratio

WF Montgomery Mid Cap	106.2	$0-499M	0.750%	Class A	1.45	%(5),(12)
Growth Fund		$500M-999M	0.700%	Class B	2.20	%(5),(13)
		$1B-2.99B	0.650%	Class C	2.20	%(5),(13)
		$3B-4.99B	0.625%
		>$5B	0.600%
WF Montgomery Short	437.9	$0-499M	0.450%	Class A	0.85	%(8)
Duration Government Bond		$500M-999M	0.400%	Class B	1.60	%(8)
Fund		$1B-2.99B	0.350%	Class C	1.60	%(8)
		$3B-4.99B	0.325%	Institutional Class	0.60	%(8)
		>$5B	0.300%
WF Montgomery Small Cap	82.2	$0-499M	0.900%	Class A	1.40	%(10)
Fund		$500M-999M	0.850%	Class B	2.15	%(10)
		$1B-2.99B	0.800%	Class C	2.15	%(10)
		$3B-4.99B	0.775%	Institutional Class	1.20	%(10)
		>$5B	0.750%
WF Montgomery Total	316.4	$0-499M	0.450%	Class A	0.90	%(8)
Return Bond Fund		$500M-999M	0.400%	Class B	1.65	%(8)
		$1B-2.99B	0.350%	Class C	1.65	%(8)
		$3B-4.99B	0.325%	Institutional Class	0.70	%(8)
		>$5B	0.300%	Select Class	0.42	%(8)
WF National Limited Term	172.3	$0-499M	0.400%	Class A	0.85	%(9)
Tax-Free Fund		$500M-999M	0.350%	Class B	1.60	%(9)
		$1B-2.99B	0.300%	Class C	1.60	%(9)
		$3B-4.99B	0.275%	Institutional Class	0.60	%(9)
		>$5B	0.250%
WF National Tax-Free Fund	329.4	$0-499M	0.400%	Class A	0.85	%(9)
		$500M-999M	0.350%	Class B	1.60	%(9)
		$1B-2.99B	0.300%	Class C	1.60	%(9)
		$3B-4.99B	0.275%	Institutional Class	0.60	%(9)
		>$5B	0.250%
WF National Tax-Free	2,171.8		0.100%	Class A	0.65	%(7)
Money Market Fund				Service Class	0.45	%(7)
				Institutional Class	0.20	%(7)
WF National Tax-Free	352.2		0.000%		0.20	%(7)
Money Market Trust
WF Nebraska Tax-Free Fund	46.3	$0-499M	0.400%	Institutional Class	0.83	%(9),(14)
		$500M-999M	0.350%
		$1B-2.99B	0.300%
		$3B-4.99B	0.275%
		>$5B	0.250%
WF Outlook 2010 Fund	195.1	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)
WF Outlook 2020 Fund	302.0	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Net Operating Expense Ratio

WF Outlook 2030 Fund	190.8	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)
WF Outlook 2040 Fund	234.4	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)
WF Outlook Today Fund	88.6	$0-499M	0.650%	Class A	1.25	%(6)
		$500M-999M	0.600%	Class B	2.00	%(6)
		$1B-2.99B	0.550%	Class C	2.00	%(6)
		$3B-4.99B	0.525%	Institutional Class	0.95	%(6)
		>$5B	0.500%	Select Class	0.75	%(6)
WF Overland Express	4,540.0	$0-999M	0.300%		1.08	%(7)
Sweep Fund		$1B-4.99B	0.275%
		>$5B	0.250%
WF Overseas Fund	0.0	$0-499M	0.950%	Class A	1.50	%(5)
		$500M-999M	0.900%
		$1B-2.99B	0.850%
		$3B-4.99B	0.825%
		>$5B	0.800%
WF Prime Investment	1,699.3		0.100%	Service Class	0.55	%(7)
Money Market Fund				Institutional Class	0.20	%(7)
WF SIFE Specialized	512.8	$0-499M	0.950%	Class A	1.35	%(5)
Financial Services Fund		$500M-999M	0.900%	Class B	2.10	%(5)
		$1B-2.99B	0.850%	Class C	2.10	%(5)
		$3B-4.99B	0.825%
		>$5B	0.800%
WF Small Cap Growth Fund	164.1	$0-499M	0.900%	Class A	1.45	%(10)
		$500M-999M	0.850%	Class B	2.20	%(10)
		$1B-2.99B	0.800%	Class C	2.20	%(10)
		$3B-4.99B	0.775%	Institutional Class	1.20	%(10)
		>$5B	0.750%
WF Small Cap Opportunities	521.1	$0-499M	0.900%	Institutional Class	1.20	%(5)
Fund		$500M-999M	0.850%
		$1B-2.99B	0.800%
		$3B-4.99B	0.775%
		>$5B	0.750%
WF Small Company Growth	526.2	$0-499M	0.900%	Class A	1.45	%(5)
Fund		$500M-999M	0.850%	Class B	2.20	%(5)
		$1B-2.99B	0.800%	Class C	2.20	%(5)
		$3B-4.99B	0.775%	Institutional Class	1.20	%(5)
		>$5B	0.750%
WF Small Company Value	91.6	$0-499M	0.900%	Class A	1.45	%(5)
Fund		$500M-999M	0.850%	Class B	2.20	%(5)
		$1B-2.99B	0.800%	Class C	2.20	%(5)
		$3B-4.99B	0.775%	Institutional Class	1.20	%(5)
		>$5B	0.750%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)			Net Operating Expense Ratio

WF Specialized Health	34.9	$0-499M	0.950%		Class A	1.65	%(5)
Sciences Fund		$500M-999M	0.900%		Class B	2.40	%(5)
		$1B-2.99B	0.850%		Class C	2.40	%(5)
		$3B-4.99B	0.825%
		>$5B	0.800%
WF Specialized Technology	158.0	$0-499M	1.050%		Class A	1.75	%(10)
Fund		$500M-999M	1.000%		Class B	2.50	%(10)
		$1B-2.99B	0.950%		Class C	2.50	%(10)
		$3B-4.99B	0.925%
		>$5B	0.900%
WF Stable Income Fund	749.3	$0-499M	0.450%		Class A	0.90	%(8)
		$500M-999M	0.400%		Class B	1.65	%(8)
		$1B-2.99B	0.350%		Class C	1.65	%(8)
		$3B-4.99B	0.325%		Institutional Class	0.65	%(8)
		>$5B	0.300%
WF Strategic Growth	168.5		0.740	%(4)	Institutional Class	1.00	%(5)
Allocation Fund
WF Strategic Income Fund	402.4		0.640	%(4)	Institutional Class	0.85	%(5)
WF Tactical Maturity Bond	16.1	$0-499M	0.450%		Institutional Class	0.60	%(8)
Fund		$500M-999M	0.400%
		$1B-2.99B	0.350%
		$3B-4.99B	0.325%
		>$5B	0.300%
WF Treasury Plus Money	4,999.1		0.100%		Class A	0.65	%(7)
Market Fund					Service Class	0.50	%(7)
					Institutional Class	0.20	%(7)
WF WealthBuilder Growth	93.0	$0-999M	0.200%			1.50	%(8)
& Income Portfolio		$1B-4.99B	0.175%
		>$5B	0.150%
WF WealthBuilder Growth	271.2	$0-999M	0.200%			1.50	%(8)
Balanced Portfolio		$1B-4.99B	0.175%
		>$5B	0.150%
WF WealthBuilder Growth	111.6	$0-999M	0.200%			1.50	%(8)
Portfolio		$1B-4.99B	0.175%
		>$5B	0.150%

(1)	Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2)	Total assets as of June 30, 2004.

(3)	The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions or billions of dollars.

(4)	Management Fees shown represent the management fees allocated from the various master portfolios in which the Fund invests as of 6/30/04.

(5)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/05 in order to maintain the shown Net Expense Ratio.

(6)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 6/30/05 in order to maintain the shown Net Expense Ratio.

(7)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 7/31/05 in order to maintain the shown Net Expense Ratio.

(8)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 9/30/05 in order to maintain the shown Net Expense Ratio.

(9)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05 in order to maintain the shown Net Expense Ratio.

(10)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain the shown Net Expense Ratio.

(11)	Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 2/28/07 in order to maintain the shown Net Expense Ratio.

(12)	Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 1.40%.

(13)	Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 2.15%.

(14)	Effective 11/1/04, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05.

The Wells Fargo Funds Board has adopted a dormant “multi-manager” structure for the new WF Acquiring Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund’s assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Wells Fargo Funds Board) for overseeing the sub-advisers and may, at times, recommend to the Wells Fargo Funds Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant “multi-manager” structure approved by the Wells Fargo Funds Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Wells Fargo Funds Board’s oversight and approval) to make decisions about the Fund’s sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

At the discretion of the Wells Fargo Funds Board, the WF Small Cap Value Fund may become a gateway fund in a Master/GatewaySM structure that invests in one or more portfolios of Wells Fargo Master Trust. Although shareholder approval is not required to make this change, we will notify shareholders if the Wells Fargo Funds Board elects this structure.

Over the past year, there have been numerous inquiries and investigations throughout the mutual fund and brokerage industries regarding matters such as the trading of mutual fund shares and sales practices relating to mutual fund shares. Like many other mutual fund investment advisers, Funds Management has been included in various inquiries and investigations by the SEC staff in connection with mutual fund industry trading abuses and other matters. Funds Management has also responded to information requests from federal and state governmental authorities relating to investigations of unaffiliated third parties. Funds Management has been cooperating fully with the SEC and other authorities in connection with all inquiries and investigations, including producing documents and providing testimony in response to queries about the Wells Fargo Funds’ own short-term trading policies and trading activity in the Wells Fargo Funds. Nothing has come to the attention of Funds Management in connection with these matters that Funds Management believes would be material to its ability to provide investment advisory services to the Funds.

Approval of the Interim Agreement by the Board

In considering the Interim Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to each Strong Fund, (i) the terms of the Interim Agreement, including the nature and scope of services to be provided by Funds Management; (ii) that the fees and expenses that would be paid by the Fund under the Interim Agreement would be the same as those paid to SCM under the current investment advisory agreement; (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of each Fund and Wells Fargo Funds with similar investment objectives, as compared to the performance of other funds currently available in the market not advised or managed by Funds Management, but having a similar investment focus and asset composition; (v) the ability of Funds Management to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of Funds Management and its personnel and the terms of the Interim Agreement; (vi) that Wells Capital is expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; (vii) information provided by Funds Management relating to the matters described in the preceding paragraph; and (viii) the terms of the Reorganization. The Board also took into account all considerations taken into account in determining to approve the Reorganization. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interest of shareholders.

The Board unanimously recommends that you vote in favor of the
Interim Agreement between Funds Management and each Corporation.

PROPOSAL 3:
APPROVAL OF INTERIM SUB-ADVISORY AGREEMENTS

Summary

At the closing of the Transaction, the existing investment sub-advisory agreements between SCM and (1) W. H. Reaves & Co., Inc. (“Reaves”), on behalf of the Strong Advisor Utilities and Energy Fund (“Reaves Sub-advisory Agreement”), (2) Next Century Growth Investors LLC (“NCG”), on behalf of the Strong Advisor U.S. Small/Mid Cap Growth Fund (“NCG Sub-advisory Agreement”) and Strong U.S. Emerging Growth Fund (“NCG Sub-advisory Agreement II”), and (3) Sloate, Weisman, Murray & Co., on behalf of the Strong Value Fund (“Sloate Sub-advisory Agreement”), will terminate. In August, 2004, the Board unanimously voted to approve each Strong Fund interim investment sub-advisory agreement, a form of which is included in this Prospectus/Proxy Statement as Exhibit H, between Funds Management and five investment sub-advisers, as described below, which, if approved by shareholders, would be effective during the Interim Period.

Under each Interim Sub-Advisory Agreement, the sub-adviser is responsible for investment decisions and supplies investment research and portfolio management services. Each sub-adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Funds shall bear all expenses incurred by each sub-adviser in connection with the provisions of services under each Interim Sub-Advisory Agreement. Each Interim Sub-Advisory Agreement shall become effective with respect to a Fund after it is approved in accordance with the requirements of the 1940 Act and executed by the Fund. Once approved, each Interim Sub-Advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund’s Directors who are not parties to the Interim Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Interim Sub-Advisory Agreement is terminable, without penalty, on 60 days’ written notice by the Board by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, and will terminate automatically in the event of its assignment.

Terms of the Terminating Reaves Sub-Advisory Agreement, NCG Sub-advisory Agreement, Sloate Sub-Advisory Agreement and Interim Sub-Advisory Agreement

Currently, SCM has entered into investment sub-advisory agreements only with respect to the Strong Advisor Utilities and Energy, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund. Funds Management, however, will enter into investment sub-advisory agreements with new sub-advisers on behalf of each Strong Fund during the Interim Period.

Under the terms of the Reaves Sub-advisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund’s investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the New York Stock Exchange (“NYSE”), Reaves generally effects purchases and sales of securities on the NYSE and is paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm’s length transactions. For the period January 1, 2003 to December 31, 2003, 100% ($64,422) of the Fund’s aggregate brokerage commissions were paid to Reaves. Reaves bears all expenses incurred by it in connection with its services under the Reaves Sub-advisory Agreement. The Reaves Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Reaves. The Reaves Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days’ notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason. The

Reaves Sub-advisory Agreement may be terminated by Reaves upon 180 days’ notice for any reason. The Reaves Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

The date of the current Reaves Sub-advisory Agreement is May 1, 2003. The Reaves Sub-advisory Agreement was last submitted to shareholder vote on July 31, 2002. Under the Reaves Sub-advisory Agreement, SCM pays Reaves a fee, based on the Fund’s average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund’s net assets, (ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark (“Benchmark”). The Benchmark is 90% of the performance of a blend of 50% S&P 500 Utilities Index, 25% S&P 500 Telecommunication Services Index, and 25% S&P 500 Energy Index. Specifically, Reaves is paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund’s performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund’s performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above.

The Reaves Sub-Advisory Agreement is only applicable to the Strong Advisor Utilities and Energy Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Reaves Sub-Advisory Agreement except with respect to the fee schedules, which are shown above, and with respect to the following provisions. The Reaves Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days’ notice; (ii) by SCM for breach upon 20 days’ notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason; and (iii) by Reaves upon 180 days’ notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days’ notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Reaves Sub-Advisory Agreement, Reaves is prohibited from, except as specified in the Reaves Sub-Advisory Agreement or agreed to in writing by Reaves: (i) offering investment advice to any investment company other than the Strong Advisor Utilities and Energy Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Advisor Utilities and Energy Fund. Under the Reaves Sub-Advisory Agreement, Reaves must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

Under the terms of the NCG Sub-advisory Agreement, NCG furnishes investment advisory and portfolio management services to the Strong Advisor U.S. Small/Mid Cap Growth Fund with respect to its investments. NCG is responsible for decisions to buy and sell the Fund’s investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. NCG bears all expenses incurred by it in connection with its services under the NCG Sub-advisory Agreement. The NCG Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to NCG. The NCG Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days’ notice, immediately in the event that NCG becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason. The NCG Sub-advisory Agreement may be terminated by NCG upon 180 days’ notice for any reason. The NCG Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

The date of the current NCG Sub-advisory Agreement is July 31, 2002. The NCG Sub-advisory Agreement was last submitted to shareholder vote on March 28, 2002. Under the NCG Sub-advisory Agreement, SCM pays NCG a monthly fee based on the annual rate of 30% of the Fund’s net advisory fees paid to SCM for the Fund’s average daily net assets up to $1 billion and 25% of the Fund’s net advisory fees paid to SCM for the Fund’s average daily net assets above $1 billion, minus 50% of any payments SCM is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund’s shareholders who invest through them. SCM may waive all or any portion of its management fee. In the event of a full waiver, the sub-advisory fee shall be zero. In the event of a partial waiver, the sub-advisory fee shall be reduced pro rata.

Under the terms of the NCG Sub-advisory Agreement II, NCG furnishes investment advisory and portfolio management services to the Strong U.S. Emerging Growth Fund with respect to its investments. NCG is responsible for decisions to buy and sell the Fund’s investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. NCG bears all expenses incurred by it in connection with its services under the NCG Sub-advisory Agreement II. The NCG Sub-advisory Agreement II may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to NCG. The NCG Sub-advisory Agreement II may also be terminated by SCM for breach upon 20 days’ notice, immediately in the event that NCG becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason. The NCG Sub-advisory Agreement II may be terminated by NCG upon 180 days’ notice for any reason. The NCG Sub-advisory Agreement II will terminate automatically in the event of its unauthorized assignment.

The date of the current NCG Sub-advisory Agreement II is May 1, 2002. The NCG Sub-advisory Agreement II was last submitted to shareholder vote on December 30, 1998. Under the NCG Sub-advisory Agreement II, SCM pays NCG a monthly fee based on the annual rate of 0.50% of the Fund’s average daily net assets up to $200 million, 0.40% of the Fund’s average daily net assets for the next $800 million, and 0.35% of the Fund’s average daily net assets over $1 billion minus 50% of any payments SCM is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund’s shareholders who invest through them. SCM may waive all or any portion of its management fee. In the event of a full waiver, the sub-advisory fee shall be zero. In the event of a partial waiver, the sub-advisory fee shall be reduced pro rata.

The NCG Sub-Advisory Agreement is only applicable to the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the NCG Sub-Advisory Agreement and NCG Sub-Advisory Agreement II, except with respect to the fee schedules, which are shown above, and with respect to the following provisions. The NCG Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days’ notice; (ii) by SCM for breach upon 20 days’ notice, immediately in the event that NCG becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason; and (iii) by NCG upon 180 days’ notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days’ notice. In addition, unlike the Interim Sub-Advisory Agreement, under the NCG Sub-Advisory Agreement, NCG is prohibited from, except as specified in the NCG Sub-Advisory Agreement or agreed to in writing by NCG: (i) offering investment advice to any investment company other than the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund. Under the NCG Sub-Advisory Agreement, NCG must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

Under the terms of the Sloate Sub-advisory Agreement, Sloate furnishes investment advisory and portfolio management services to the Strong Value Fund with respect to its investments. Sloate is responsible for decisions to buy and sell the Fund’s investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Purchases and sales of securities on a securities exchange are affected through brokers who charge a negotiated commission for their services. However, because SWM Securities, Inc. (“SWM”), an affiliated company of Sloate, is a member of the NYSE, Sloate generally effects purchases and sales of securities on the NYSE and is paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm’s length transactions. For the period January 1, 2003, to December 31, 2003, 10.78% ($23,784) of the Strong Value Fund’s aggregate brokerage commissions were paid to SWM. Sloate bears all expenses incurred by it in connection with its services under the Sloate Sub-advisory Agreement. The Sloate Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Sloate. The Sloate Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days’

notice, immediately in the event that Sloate becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason. The Sloate Sub-advisory Agreement may be terminated by Sloate upon 180 days’ notice for any reason. The Sloate Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

The date of the current Sloate Sub-advisory Agreement is July 23, 2001. The Sloate Sub-advisory Agreement was last submitted to shareholder vote on July 20, 2001. Under the Sloate Sub-advisory Agreement, SCM pays Sloate a fee, computed and paid monthly, of 0.60% of the Fund’s average daily net asset value on the first $74.2 million, (this amount being “base” net assets), 0.50% of the Fund’s average daily net asset value on net assets from base net assets to $300 million in the Fund, and 0.40% of the Fund’s average daily net asset value on net assets in excess of $300 million. SCM may waive all or any portion of its advisory fee. In the event of a full waiver, the sub-advisory fee is zero. In the event of a partial waiver, the sub-advisory fee is reduced pro rata.

The Sloate Sub-Advisory Agreement is only applicable to the Strong Value Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Sloate Sub-Advisory Agreement except with respect to the fee schedules, which are shown above, and with respect to the following provisions. The Sloate Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days’ notice; (ii) by SCM for breach upon 20 days’ notice, immediately in the event that Sloate becomes unable to discharge its duties and obligations, and upon 60 days’ notice for any reason; and (iii) by Sloate upon 180 days’ notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days’ notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Sloate Sub-Advisory Agreement, Sloate is prohibited from, except as specified in the Sloate Sub-Advisory Agreement or agreed to in writing by Sloate: (i) offering investment advice to any investment company other than the Strong Value Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Value Fund. Under the Sloate Sub-Advisory Agreement, Sloate must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

The Board last approved the Reaves Sub-advisory Agreement, NCG Sub-advisory Agreement, NCG Sub-advisory Agreement II, and Sloate Sub-advisory Agreement on April 30, 2004.

SCM paid the following fees to Reaves, NCG, or Sloate during the last fiscal year:

Corporation/Strong Fund	Sub-advisory
Strong Equity Funds, Inc.
Strong Advisor Utilities and Energy Fund	$58,732
Strong U.S. Emerging Growth Fund	398,407
Strong Value Fund	283,524
Strong Opportunity Fund, Inc.
Strong Advisor U.S. Small/Mid Cap Growth Fund	4,849
Aggregate Total for all Funds:	$745,512

Proposal 3a: Approval of an Investment Sub-Advisory Agreement with Wells Capital Management Incorporated

The interim investment sub-advisory agreement between Funds Management and Wells Capital (“Interim Wells Capital Sub-advisory Agreement”) would apply to each Strong Fund that currently has a Strong Advisory Agreement, except the Strong Advisor Focus, Strong Advisor International Core, Strong Advisor Large Company Core, Strong Advisor Technology, Strong Blue Chip, Strong Technology 100, and Strong Value Funds.

Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. The owners and principal executive officers of Wells Capital are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 10th Floor, San Francisco, CA 94150. Currently, no officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of Wells Capital. No officers or directors/trustees of the Strong Funds have any material interest in Wells Capital, or in any material transaction in which Wells Capital or an affiliate is a party.

Officer — Name	Position at Wells Capital	Principal Occupation
Robert W. Bissell	Director and President	Same as position at Wells Capital
Kirk Hartman	Executive Vice President, Chief Investment Officer	Same as position at Wells Capital
William L. Timoney	Executive Vice President, Client Services	Same as position at Wells Capital
Amru A. Khan	Executive Vice President, Sales and Marketing	Same as position at Wells Capital
David O’Keefe	Chief Financial Officer	Same as position at Wells Capital
Thomas M. O’Malley	Executive Vice President, Short Duration/Liquidity Management	Same as position at Wells Capital
James W. Paulsen	Executive Vice President, Chief Investment Strategist	Same as position at Wells Capital
Monica W. Poon	Chief Compliance Officer	Same as position at Wells Capital
William C. Stevens	Senior Vice President, Chief Fixed Income Officer	Same as position at Wells Capital

Owners — Name, Relationship to Wells Capital and Address

Wells Fargo Bank, N.A.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Under the Interim Wells Capital Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Funds, would pay Wells Capital a fee based on the following fee schedule:

Fund	Fund Assets	Fee

Strong Advisor Common Stock Fund
Strong Advisor Mid Cap Growth Fund
Strong Advisor Small Cap Value Fund
Strong Advisor U.S. Small/Mid Cap Growth Fund
Strong Multi Cap Value Fund
Strong U.S. Emerging Growth Fund
	$0–200 million Over $200 million	0.350 0.300	% %
Strong Advisor Endeavor Large Cap Fund Strong Advisor Select Fund Strong Advisor U.S. Value Fund Strong Advisor Utilities and Energy Fund Strong Strategic Value Fund	$0–200 million Next $200 million Over $400 million	0.350 0.300 0.250	% % %
Strong Advisor Bond Fund Strong Advisor Municipal Bond Fund Strong Advisor Short Duration Bond Fund Strong Advisor Strategic Income Fund Strong Corporate Income Fund Strong Municipal Bond	$0–400 million Next $400 million Over $800 million	0.200 0.175 0.150	% % %

Wells Capital serves as the sub-adviser to certain Funds in the Wells Fargo Funds family that have similar investment objectives as Strong Funds that would be covered by the Interim Wells Capital Sub-advisory Agreement. The chart below lists certain required information about such Funds. In addition to the funds listed below, Wells Capital also serves as the adviser to certain Wells Fargo Variable Trust Funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements

100% Treasury Money	3,371.9	$0-1B	0.05%	0.00%
Market Fund		>$1B	0.04%
Asset Allocation Fund	1,161.5	$0-1B	0.15%	0.00%
		>$1B	0.100%
California Limited Term	90.2	$0-400M	0.150%	0.00%
Tax-Free Fund		$400M-800M	0.125%
		>$800M	0.100%
California Tax-Free Fund	520.6	$0-400M	0.150%	0.00%
		$400M-800M	0.125%
		>$800M	0.100%
California Tax-Free Money	2,537.5	$0-1B	0.050%	0.00%
Market Fund		>$1B	0.040%
California Tax-Free Money	477.2		0.000%	0.00%
Market Trust
Cash Investment Money	13,811.9	$0-1B	0.050%	0.00%
Market Fund		>$1B	0.040%
Colorado Tax-Free Fund	103.0	$0-400M	0.150%	0.00%
		$400M-800M	0.125%
		>$800M	0.100%
Equity Income Fund	1,186.1	$0-200M	0.250%	0.00%
		$200M-400M	0.200%
		>$400M	0.150%
Government Money Market	9,357.8	$0-1B	0.050%	0.00%
Fund		>$1B	0.040%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements

Growth Fund	172.9	$0-200M	0.250%	0.00%
		$200M-400M	0.200%
		>$400M	0.150%
Growth Balanced Fund	1,955.1		0.050%	0.00%
Income Fund	334.5	$0-400M	0.150%	0.00%
		$400M-800M	0.125%
		>$800M	0.100%
Income Plus Fund	73.9	$0-400M	0.200%	0.00%
		$400-800M	0.175%
		>$800M	0.150%
Index Allocation Fund	82.4	$0-1B	0.150%	0.00%
		>$1B	0.100%
Inflation-Protected Bond	70.4	$0-400M	0.150%	0.00%
Fund		$400M-800M	0.125%
		>$800M	0.100%
Intermediate Government	650.0	$0-400M	0.150%	0.00%
Income Fund		$400M-800M	0.125%
		>$800M	0.100%
Limited Term Government	197.2	$0-400M	0.150%	0.00%
Income Fund		$400M-800M	0.125%
		>$800M	0.100%
Liquidity Reserve Money	1,779.4	$0-1B	0.050%	0.00%
Market Fund		>$1B	0.040%
Minnesota Money Market	94.6	$0-1B	0.050%	0.00%
Fund		>$1B	0.040%
Minnesota Tax-Free Fund	195.9	$0-400M	0.150%	0.00%
		$400M-800M	0.125%
		>$800M	0.100%
Moderate Balanced Fund	553.6		0.050%	0.00%
Money Market Fund	6,983.1	$0-1B	0.050%	0.00
		>$1B	0.040%
Money Market Trust	1,402.9		0.000%	0.00%
Montgomery Emerging	180.5	$0-200M	0.350%	0.00%
Markets Focus Fund		>$200M	0.250%
Montgomery Institutional	94.3	$0-200M	0.350%	0.00%
Emerging Markets Fund		>$200M	0.250%
Montgomery Mid Cap	106.2	$0-200M	0.250%	0.00%
Growth Fund		>$200M	0.200%
Montgomery Short Duration	437.9	$0-400M	0.150%	0.00%
Government Bond Fund		$400M-800M	0.125%
		>$800M	0.100%
Montgomery Small Cap	82.2	$0-200M	0.250%	0.00%
Fund		>$200M	0.200%
Montgomery Total Return	316.4	$0-400M	0.150%	0.00%
Bond Fund		$400M-800M	0.125%
		>$800M	0.100%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements

National Limited Term	172.3	$0-400M	0.150%	0.00%
Tax-Free Fund		$400M-800M	0.125%
		>$800M	0.100%
National Tax-Free Fund	329.4	$0-400M	0.150%	0.00%
		$400M-800M	0.125%
		>$800M	0.100%
National Tax-Free Money	2,171.8	$0-1B	0.050%	0.00%
Market Fund		>$1B	0.040%
National Tax-Free Money	352.2		0.000%	0.00%
Market Trust
Nebraska Tax-Free Fund	46.3	$0-400M	0.150%	0.00%
		$400M-800M	0.125%
		>$800M	0.100%
Overland Express Sweep	4,540.0	$0-1B	0.050%	0.00%
Fund		>$1B	0.040%
Prime Investment Money	1,699.3	$0-1B	0.050%	0.00%
Market Fund		>$1B	0.040%
SIFE Specialized Financial	512.8	$0-200M	0.250%	0.00%
Services Fund		$200-400M	0.200%
		>$400M	0.150%
Small Cap Growth Fund	164.1	$0-200M	0.250%	0.00%
		>$200M	0.200%
Strategic Growth Allocation	168.5		0.050%	0.00%
Fund
Strategic Income Fund	402.4		0.050%	0.00%
Treasury Plus Money Market Fund	4,999.1	$0-1B	0.050%	0.00%
		>$1B	0.040%

(1)	Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2)	Total assets as of June 30, 2004.

(3)	The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions of dollars.

Approval of the Interim Wells Capital Sub-advisory Agreement by the Board

In considering the Interim Wells Capital Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Wells Capital Sub-advisory Agreement; (ii) that the fees under the Interim Wells Capital Sub-advisory Agreement would be paid by Funds Management; and (iii) that Wells Capital is expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; and (iv) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Wells Capital Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Wells Capital on September 29, 2004.

The Board unanimously recommends that you vote in favor of the
Interim Wells Capital Sub-advisory Agreement with Funds Management.

Proposal 3b: Approval of an Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc. (“Peregrine”)

The interim investment sub-advisory agreement between Funds Management and Peregrine (“Interim Peregrine Sub-advisory Agreement”), would apply to the Strong Advisor Focus and Strong Blue Chip Funds.

Peregrine is located at 800 LaSalle, Suite 1850, Minneapolis, MN 55402. The owners and principal executive officers of Peregrine are listed below. Unless otherwise indicated, the address for each is 800 LaSalle, Suite 1850, Minneapolis, MN 55402. No officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders or general partners of Peregrine. No officers or directors/trustees of the Strong Funds have any material interest in Peregrine, or in any material transaction in which Peregrine or an affiliate is a party.

Officer — Name	Position at Peregrine	Principal Occupation
Robert B. Mersky	Chairman, Chief Executive Officer and President	Same as position at Peregrine
Ronald G. Hoffman	Chief Operating Officer, Chief Compliance Officer, Chief Financial Officer and Senior Vice President	Same as position at Peregrine
Paul E. VonKuster	Senior Vice President	Same as position at Peregrine
William D. Giese	Senior Vice President	Same as position at Peregrine
John S. Dale	Senior Vice President	Same as position at Peregrine
Gary E. Nussbaum	Senior Vice President	Same as position at Peregrine
Barbara K. McFadden	Senior Vice President	Same as position at Peregrine
Paul R. Wurm	Senior Vice President	Same as position at Peregrine
Tasso H. Coin	Senior Vice President	Same as position at Peregrine
Julie M. Gerend	Senior Vice President	Same as position at Peregrine
Daniel J. Hagen	Senior Vice President	Same as position at Peregrine
Jay H. Strohmaier	Senior Vice President	Same as position at Peregrine
James P. Ross	Senior Vice President	Same as position at Peregrine
Douglas G. Pugh	Senior Vice President	Same as position at Peregrine
William A. Grierson	Vice President	Same as position at Peregrine
John A. Maschoff	Senior Vice President	Same as position at Peregrine
Jason R. Ballsrud	Vice President	Same as position at Peregrine
Jon R. Campbell	Director	Same as position at Peregrine
Reid A. Kilberg	Senior Vice President	Same as position at Peregrine
Colin M. Sharp	Senior Vice President	Same as position at Peregrine
David S. Lunt	Senior Vice President	Same as position at Peregrine
Stefanie M. Adams	Senior Vice President	Same as position at Peregrine
Jeffrey D. Nordstrom	Vice President	Same as position at Peregrine

Owners — Name, Relationship to Peregrine and Address

Wells Fargo & Company
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Under the Interim Peregrine Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay Peregrine a fee based on the following fee schedule:

Fund Assets	Fee
$0–25 million	0.75%
More than $25 million but less than or equal to $50 million	0.60%
More than $50 million but less than or equal to $275 million	0.50%
Greater than $275 million	0.30%

Peregrine serves as the sub-adviser to certain funds that have similar investment objectives as the Strong Advisor Focus and Strong Blue Chip Funds. The chart below lists certain required information about similar funds advised by Peregrine. In addition to the funds listed below, Peregrine also serves as the sub-adviser to certain Wells Fargo Variable Trust Funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as the Strong Advisor Focus and Strong Blue Chip Funds.

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements(4)
Large Company Growth Fund	2,827.8	$0-25M	0.75%	0.00%
		$25-50M	0.60%
		$50-275M	0.50%
		>$275M	0.30%
Small Company Growth	526.2	$0-50M	0.90%	0.00%
		$50-180M	0.75%
		$180-340M	0.65%
		$340-685M	0.50%
		$685-735M	0.52%
		>$735M	0.55%
Small Company Value Fund	91.6	$0-175M	0.50%	0.00%
		>$175M	0.75%

(1)	Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2)	Total assets as of June 30, 2004.

(3)	The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions or billions of dollars.

(4)	Peregrine waived fees and/or reimbursed expenses for the periods indicated.

Approval of the Interim Peregrine Sub-advisory Agreement by the Board

In considering the Interim Peregrine Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Peregrine Sub-advisory Agreement; (ii) that the fees under the Interim Peregrine Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Interim Peregrine Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Peregrine on September 29, 2004.

The Board unanimously recommends that you vote in favor of the
Interim Peregrine Sub-advisory Agreement with Peregrine.

Proposal 3c: Approval of an Investment Sub-Advisory Agreement with RCM Capital Management LLC (“RCM”)

The interim investment sub-advisory agreement between Funds Management and RCM (“Interim RCM Sub-advisory Agreement”), would apply to the Strong Advisor Technology and Strong Technology 100 Funds.

RCM is located at 4 Embarcadero Center, San Francisco, CA 94111. The owners and principal executive officers of RCM are listed below. Unless otherwise indicated, the address for each is 4 Embarcadero Center, San Francisco, CA 94111. No officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of RCM. No officers or directors/trustees of the Strong Funds have any material interest in RCM, or in any material transaction in which RCM or an affiliate is a party.

Officer — Name	Position at RCM	Principal Occupation
Robert J. Goldstein	Chief Operating Officer, Board of Managers	Same as position at RCM
Gregory M. Siemons	Director of Compliance	Same as position at RCM
Ian R. Vose	Chief Investment Officer, Board of Managers	Same as position at RCM
Udo Frank	Chief Executive Officer, Board of Managers	Same as position at RCM

Owners — Name, Relationship to RCM and Address

RCM US Holdings LLC
Member
4 Embarcadero Center,
San Francisco, CA 94111

Dresdner Bank AG
Controlling Owner
Jurgen Ponto Platz 1
60329 Frankfurt, Germany

Dresdner Kleinwort Wasserstein North America LLC
Controlling Owner
350 California Street, 18th Floor
San Francisco, CA 94104

Allianz AG
Ultimate Parent Company
Konigstrasse 28
D-80802 Munich, Germany

Under the Interim RCM Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay RCM a fee of 0.70% of each Fund’s average daily net assets.

RCM serves as the sub-adviser to certain funds that have similar investment objectives as the Strong Advisor Technology and Strong Technology 100 Funds. The chart below lists certain required information about similar funds advised by RCM.

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements
AB Funds Trust — Growth	419	$0-10M	0.70%	0.00%
Equity Fund		$10M-20M	0.60%
		$20M-40M	0.50%
		$40M-60M	0.35%
		$60M-100M	0.30%
		$100M-400M	0.25%
		$400M-1B	0.20%
		>$1B	0.15%

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements
AXA Premier Funds Trust —	3.7	$0-100M	0.42%	0.00%
Large Cap Growth Fund		$100M-400M	0.25%
		$400M-1B	0.20%
		>$1B	0.15%
AXA Premier VIP Trust —	104	$0-100M	0.42%	0.00%
Large Cap Growth Fund		$100M-400M	0.25%
		$400M-1B	0.20%
		>$1B	0.15%
AXA Premier Trust —	2.7	$0-50M	0.70%	0.00%
Technology Fund		$50M-100M	0.65%
		$100M-200M	0.60%
		>$200M	0.55%
AXA Premier VIP Trust —	174.5	$0-50M	0.70%	0.00%
Technology Portfolio		$50M-100M	0.65%
		$100M-200M	0.60%
		>$200M	0.55%
AXA Premier Trust —	2.8	$0-50M	0.70%	0.00%
Healthcare Fund		$50M-100M	0.65%
		$100M-250M	0.60%
		>$250M	0.55%
AXA Premier VIP Trust —	79.1	$0-50M	0.70%	0.00%
Healthcare Fund		$50M-100M	0.65%
		$100M-250M	0.60%
		>$250M	0.55%
Diversified Investment	826	$0-700M	0.22%	0.00%
Advisors — Equity Growth		>$700M	0.15%
Portfolio
Diversified Investment	200	$0-25M	0.82%	0.00%
Advisors — Mid Cap		$25M-50M	0.46%
Growth Portfolio		$50M-100M	0.35%
		>$100M	0.23%
		(.15%) Discount applies
		to Mid Cap Growth
		Portfolio if Equity
		Growth Portfolio exceeds
		$500M
Sector Capital Highlands	3.4		0.25%	0.00%
Growth Fund
PIMCO Funds Multi	3.0		0.60%	0.00%
Manager Series — RCM
Financial Services Fund
PIMCO Funds Multi	3.0		0.60%	0.00%
Manager Series — RCM
Global Resources Fund
PIMCO Funds Multi	357		0.80%	0.00%
Manager Series — RCM
Biotechnology Fund
PIMCO Funds Multi	3.0		0.70%	0.00%
Manager Series — RCM
Europe Fund

Name of Fund(1)	Asset Size(2) (in millions)	Annual Management Fee(3)		Waivers/Reimbursements

PIMCO Funds Multi	201		0.70%	0.00%
Manager Series — RCM
Global Health Care Fund
PIMCO Funds Multi	20		0.90%	0.00%
Manager Series — RCM
Global Small Cap Fund
PIMCO Funds Multi	527		0.85%	0.00%
Manager Series — RCM
Global Technology Fund
PIMCO Funds Multi	558		0.35%	0.00%
Manager Series — RCM
Large Cap Growth Fund
PIMCO Funds Multi	238		0.37%	0.00%
Manager Series — RCM
Mid Cap Fund
PIMCO Funds Multi	37		0.50%	0.00%
Manager Series — RCM
Tax Managed Growth Fund
PIMCO Funds Multi	93		0.40%	0.00%
Manager Series — RCM
International Growth Equity
Fund
RSI Retirement Trust —	90	$0-100M	0.40%	0.00%
Core Equity Fund		$100M-400M	0.25%
		$400M-1B	0.20%
		>$1B	0.15%
Sun America Style Select	9.9	$0-200M	0.70%	0.00%
Series — Focused		>$200M	0.65%
Technology Portfolio
Sun America Season Series	35	$0-200M	0.70%	0.00%
Trust — Focused Technet		>$200M	0.65%
Portfolio
Wells Fargo Specialized	34.9	$0-100M	0.95%	0.00%
Health Sciences Fund		$100M-500M	0.65%
		>$500M	0.60%
Wells Fargo Specialized	158.0	$0-50M	1.00%	0.00%
Technology Fund		$50M-100M	0.70%
		>$100M	0.55%

(1)	Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2)	Total assets as of June 30, 2004.

(3)	The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions of dollars.

Approval of the Interim RCM Sub-advisory Agreement by the Board

In considering the Interim RCM Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim RCM Sub-advisory Agreement; (ii) that the fees under the Interim RCM Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Interim RCM Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of RCM on September 29, 2004.

The Board unanimously recommends that you vote in favor of the
Interim RCM Sub-advisory Agreement with RCM.

Proposal 3d: Approval of an Investment Sub-Advisory Agreement with New Star Institutional Managers Limited (“New Star”)

The interim investment sub-advisory agreement between Funds Management and New Star (“Interim New Star Sub-advisory Agreement”) would apply to the Strong Advisor International Core Fund.

New Star is located at 1 Knightsbridge Green, London, SW1X 7NE. The owners and principal executive officers of New Star are listed below. Unless otherwise indicated, the address for each is 1 Knightsbridge Green, London, SW1X 7NE. No officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of New Star. No officers or directors/trustees of the Strong Funds have any material interest in New Star, or in any material transaction in which New Star or an affiliate is a party.

Officers — Name	Position at New Star	Principal Occupation
Deborah J. Weekes	Director and Head of Finance	Same as position at New Star
Rupert Ruvigny	Director and Chief Operating Officer	Same as position at New Star
Howard Covington	Director and Chief Executive Officer	Same as position at New Star
Christie B. Sanders	Director and Fixed Income Fund Manager	Same as position at New Star
Mark S. Beale	Director and Co-Head Institutional	Same as position at New Star
Richard D. Lewis	Director and Co-Head Institutional	Same as position at New Star
Keith C. Brown	Director and Head of Business Development	Same as position at New Star
Anna E. Kirk	Director and Head of Fund Administration	Same as position at New Star
John L. Duffield	Chairman	Same as position at New Star

Owners — Name, Relationship to New Star and Address

New Star Institutional Managers Holdings Limited
Direct Parent Company
Controlling Owner
1 Knightsbridge Green, London, SW1X 7NE

New Star Asset Management Group Limited
Ultimate Parent Company
Controlling Owner
1 Knightsbridge Green, London, SW1X 7NE

Under the Interim New Star Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay New Star a fee based on the following fee schedule:

Fund Assets	Fee
$0–50 million	0.35%
Next $500 million	0.29%
>$550 million	0.20%

New Star serves as the sub-adviser to a fund that has a similar investment objective and style as the Strong Advisor International Core Fund. The chart below lists certain required information about the similar fund advised by New Star.

Name of Fund	Asset Size(1) (in millions)	Annual Sub-advisory Fee(2)		Waivers/Reimbursements

Frontegra New Star	$12.0	$0-100M	0.33%	0.00%
International Equity Fund		>$100M	50% of net advisory fee

(1)	Total assets as of June 30, 2004.

(2)	The annual sub-advisory fee is expressed as a percentage of the average daily net asset value of the fund.

Approval of the Interim New Star Sub-advisory Agreement by the Board

In considering the Interim New Star Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim New Star Sub-advisory Agreement; (ii) that the fees under the Interim New Star Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Interim New Star Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of New Star on September 29, 2004.

The Board unanimously recommends that you vote in favor of the
Interim New Star Sub-advisory Agreement with New Star.

Proposal 3e: Approval of an Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc. (“Matrix”)

The interim investment sub-advisory agreement between Funds Management and Matrix (“Interim Matrix Sub-advisory Agreement”) would apply to the Strong Advisor Large Company Core and Strong Value Funds.

Matrix is located at 747 Third Avenue, 31st Floor, New York, NY 10017. The owners and principal executive officers of Matrix are listed below. Unless otherwise indicated, the address for each is 747 Third Avenue, 31st Floor, New York, NY 10017. No officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders or general partners of Matrix. No officers or directors/trustees of the Strong Funds have any material interest in Matrix, or in any material transaction in which Matrix or an affiliate is a party.

Officer — Name	Position at Matrix	Principal Occupation
David A. Katz	President, Chief Investment Officer and Chief Compliance Officer	Same as position at Matrix
Douglas S. Altabef	Senior Managing Director	Same as position at Matrix
Lon F. Birnholz	Managing Director and Chief Financial Officer	Same as position at Matrix
Steven Roukis	Senior Vice President	Same as position at Matrix

Under the Interim Matrix Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay Matrix a sub-advisory fee based on the following fee schedule:

Fund Assets	Fee
$0–50 million	0.20%
>$50 million	0.16%

Matrix serves as the adviser to the Matrix Advisors Value Fund (“Matrix Fund”), which may have similar investment objectives as the Strong Large Cap Core and Strong Value Funds. The chart below lists certain required information about the Matrix Fund. Matrix contractually agreed to reduce the fees and/or net expenses of the Matrix Fund for an indefinite period to ensure that total annual fund operating expenses will not exceed 1.10%. For the fiscal year ending June 30, 2004, Matrix voluntarily reimbursed the Matrix Advisors Value Fund for expenses in excess of 0.99%.

Fund	Asset Size(1) in (millions)	Advisory Fee
Matrix Advisors Value Fund	315.9	1.00%

(1)	Total assets as of June 30, 2004.

Approval of the Interim Matrix Sub-advisory Agreement by the Board

In considering the Interim Matrix Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Matrix Sub-advisory Agreement; (ii) that the fees under the Interim Matrix Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. The Board had, within the past year, received information regarding Matrix and met with representatives of Matrix. Matrix provided updated information to the Board. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Matrix Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Matrix on September 29, 2004.

The Board unanimously recommends that you vote in favor of the
Interim Matrix Sub-advisory Agreement with Matrix.

INFORMATION ON VOTING

This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Strong Funds to solicit your vote for several proposals at a special meeting of shareholders of the Strong Funds (“Meeting”). The Meeting will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051 on December 10, 2004 at 9:00 a.m. (Central Time).

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address listed on your proxy ballot; or

•	call the toll-free number printed on your proxy ballot.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy ballot.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the appropriate Strong Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Only shareholders of record on October 1, 2004 are entitled to receive notice of and to vote at the Meeting or at any adjournment thereof. Each whole share held as of the close of business on October 1, 2004 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For each Strong Fund, a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the conduct of all business.

When a quorum is present, approval of each proposal is required as follows:

Proposal	Voting Requirement
1. Approval of an Agreement and Plan of Reorganization	The affirmative vote of a majority of the shares entitled to vote.
2. Approval of an Interim Advisory Agreement
The affirmative vote of the lesser of (1) 67% or more of the shares of a Strong Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Strong Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Strong Fund’s outstanding shares.

3. Approval of an Interim Sub-advisory Agreement
The affirmative vote of the lesser of (1) 67% or more of the shares of a Strong Fund present or represented by proxy at the Meeting, if holders of more than 50% of the Strong Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Strong Fund’s outstanding shares.

The Meeting may be adjourned at any time, including after action on one or more matters, by a majority of the votes properly voting on the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting if the new date, time, or place is announced at the meeting before adjournment. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the date set for the original meeting (in which case the Board will set a new record date), the Strong Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted, including abstentions, will be counted towards establishing a quorum. Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions are not considered “votes cast” and, therefore, will have the effect of a vote against a proposal. Abstentions effectively result in a vote “against” and are disregarded in determining whether a proposal has received enough votes. Broker non-votes are not expected to be generated by these proposals and, therefore, will have no affect on quorum or the voting requirement.

The Board knows of no matters other than those described in this Prospectus/Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the person named in the enclosed form of proxy.

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of SCM or an affiliate, who will not be paid for their services, the Fund or a solicitor may solicit proxies by telephone, facsimile, oral, Internet, or e-mail communication. SCM and Funds Management have engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $1.5 million, plus out-of-pocket expenses, for their services. SCM and Funds Management will share the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King, Inc. SCM and Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Strong Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

OUTSTANDING SHARES

As of October 1, 2004, each Strong Fund and Acquiring Fund had the following numbers of shares outstanding:

Strong Advisor Bond Fund	19,103,377.648
Strong Advisor Common Stock Fund	59,365,259.295
Strong Advisor Endeavor Large Cap Fund	3,848,336.950
Strong Advisor Focus Fund	364,845.805
Strong Advisor International Core Fund	149,822.302
Strong Advisor Large Company Core Fund	8,670,874.700
Strong Advisor Mid Cap Growth Fund	5,018,028.479
Strong Advisor Municipal Bond Fund	23,350,998.021
Strong Advisor Select Fund	9,264,751.323
Strong Advisor Short Duration Bond Fund	5,810,998.921
Strong Advisor Small Cap Value Fund	67,257,152.117
Strong Advisor Strategic Income Fund	2,714,302.334
Strong Advisor Technology Fund	220,525.102
Strong Advisor U.S. Small/Mid Cap Growth Fund	483,989.180
Strong Advisor U.S. Value Fund	17,763,930.239
Strong Advisor Utilities and Energy Fund	693,835.299
Strong Blue Chip Fund	12,605,704.019
Strong Corporate Income Fund	2,386,835.214
Strong Multi Cap Value Fund	3,431,472.502
Strong Municipal Bond Fund	19,675,128.087
Strong Strategic Value Fund	276,586.116
Strong Technology 100 Fund	25,267,405.487
Strong U.S. Emerging Growth Fund	4,770,815.055
Strong Value Fund	5,489,201.482
WF Equity Income Fund	32,775,325.584
WF Large Company Growth Fund	63,781,059.466
WF Montgomery Mid Cap Growth Fund	17,312,614.072
WF Montgomery Small Cap Fund	7,247,191.74
WF Montgomery Total Return Bond Fund	29,807,099.927
WF Specialized Technology Fund	33,778,776.907

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

Each Acquiring Fund, except for the WF Equity Income Fund, WF Large Company Growth Fund, WF Montgomery Mid Cap Growth Fund, WF Montgomery Small Cap Fund, WF Montgomery Total Return Bond Fund, and WF Specialized Technology Fund, is a newly created series of trust of which it is a series and will not issue shares until the Reorganization is consummated. Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of the Fund. Accordingly, a controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any Strong Fund or Acquiring Fund:

Fund	Name & Address	Type of Ownership	% of Fund
Strong Advisor Bond Fund	Wisconsin College Savings Program EdVest and tomorrow’s scholar Portfolios 100 Heritage Reserve Menomonee Falls, WI 53051	Record	28.50%
	SSBT Trustee/Custodian P.O. Box 1408 Milwaukee, WI 53201	Record	25.94%
Strong Advisor Focus Fund	American Enterprise Investment P.O. Box 9446 Minneapolis, MN 55440	Record	31.96%
Strong Advisor International Core Fund	American Enterprise Investment P.O. Box 9446 Minneapolis, MN 55440	Record	49.57%
Strong Advisor Large Company Core Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104	Record	45.47%
Strong Advisor Select Fund	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Record	79.49%
Strong Advisor Short Duration Bond Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104	Record	30.59%
Strong Advisor Strategic Income Fund	American Enterprise Investment P.O. Box 9446 Minneapolis, MN 55440	Record	36.15%
	Charles Schwab & Co., Inc. San Francisco, CA 94104	Record	28.63%
Strong Advisor U.S. Small/Mid Cap Growth Fund	American Enterprise Investment P.O. Box 9446 Minneapolis, MN 55440	Record	29.53%
Strong Advisor U.S. Value Fund	Wisconsin College Savings Program EdVest and tomorrow’s scholar Portfolios 100 Heritage Reserve Menomonee Falls, WI 53051	Record	49.45%
Strong Advisor Utilities and Energy Fund	US Clearing Corp 26 Broadway New York, NY 10004	Record	86.57%

Fund	Name & Address	Type of Ownership	% of Fund
Strong Corporate Income Fund	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Record	70.64%
Strong Endeavor Large Cap Fund	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Record	93.93%
Wells Fargo Equity Income Fund	Wells Fargo Bank NA, FBO Income Equity I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 554870-1533	Record	38.47%
Wells Fargo Large Company Growth Fund	Wells Fargo Bank NA, FBO Large Company Growth I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Record	43.30%
Wells Fargo Montgomery Total Return Bond Fund	Wells Fargo Bank NA, FBO FBO Omnibus Account (reinv/reinv) PO Box 1533 Minneapolis, MN 55480-1533	Record	63.58%

To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any Class of any Strong Fund or Acquiring Fund:

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Advisor Bond Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	52.79%	0.83%
	Reliance Trust Company P.O. Box 48529 Atlanta, GA 30362	Class A; Record	5.28%	0.08%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	15.14%	0.08%
	SSBT Trustee P.O. Box 1408 Milwaukee, WI 53201	Class K; Record	82.24%	2.97%
	SSBT Trustee P.O. Box 1408 Milwaukee, WI 53201	Class K; Record	17.76%	0.64%
	SSBT Trustee P.O. Box 1408 Milwaukee, WI 53201	Class Z; Record	66.41%	1.49%
	US Clearing 26 Broadway New York, NY 10004	Class Z; Record	8.66%	0.19%
	Charles Schwab & Co. Inc. San Francisco, CA 94104	Class Z; Record	8.14%	0.18%
	State Street Bank & Trust 100 Plaza One MS Jersey City, NJ 07311	Institutional; Record	23.19%	3.16%
	Moderate Portfolio EdVest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	21.09%	2.87%
	Aggressive Portfolio EdVest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	11.22%	1.53%
	Balanced Portfolio EdVest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	9.52%	1.30%
	SSBT Trustee P.O. Box 1408 Milwaukee, WI 53201	Institutional; Record	5.79%	0.79%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
	Bond Portfolio EdVest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Institutional; Record	5.20%	0.71%
	IBEW Local 117 6525 Centurion Dr. Lansing, MI 48917	Institutional; Record	5.15%	0.70%
	Charles Schwab & Co. Inc. San Francisco, CA 94104	Institutional; Record	5.02%	0.68%
Strong Advisor Common Stock Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	46.03%	2.54%
	Nationwide Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	Class A; Record	23.75%	1.31%
	Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	Class A; Record	11.86%	0.65%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class B; Record	8.45%	0.24%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	19.59%	0.42%
	SSBT Trustee P.O. Box 1408 Milwaukee, WI 53201	Class Z; Record	6.29%	5.64%
	Mitra & Co. 1000 N. Water Milwaukee, WI 53202	Class Z; Record	5.34%	4.79%
	Charles Schwab & Co. Inc. San Francisco, CA 94104	Class Z; Record	5.14%	4.61%
Strong Advisor Endeavor Large Cap Fund	Strong Investments 100 Heritage Reserve Menomonee Falls, WI 53051	Class A; Record	96.49%	93.41%
	Strong Investments 100 Heritage Reserve Menomonee Falls, WI 53051	Class B; Record	12.37%	0.27%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	8.35%	0.18%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	7.88%	0.17%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Advisor Endeavor Large Cap Fund	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	7.34%	0.16%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	7.09%	0.15%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	7.07%	0.15%
	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class C; Record	25.24%	0.27%
	US Clearing Corp 26 Broadway New York, NY 10004	Class C; Record	6.29%	0.07%
Strong Advisor Focus Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	31.45%	0.01%
	US Clearing Corp 26 Broadway New York, NY 10004	Class A; Record	16.76%	0.00%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class A; Record	11.20%	0.00%
	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class C; Record	25.91%	0.00%
	US Clearing Corp 26 Broadway New York, NY 10004	Class C; Record	13.77%	0.00%
	RBC Dain Rauscher 7701 Pondwood Dr Edina, MN 55439	Class C; Record	7.95%	0.00%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class C; Record	5.85%	0.00%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class C; Record	5.69%	0.00%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	5.41%	0.00%
Strong Advisor International Core Fund	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class A; Record	19.68%	6.77%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Advisor International Core Fund	American Enterprise Investment Services P.O. Box 9446 MN 55440	Class A; Record	17.43%	5.99%
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	11.27%	3.88%
	American Enterprise Investment Services P.O. Box 9446 MN 55440	Class A; Record	6.55%	2.25%
	Strong Investments 100 Heritage Reserve Menomonee Falls, WI 53051	Class B; Record	12.85%	6.77%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	5.85%	3.08%
	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class C; Record	52.54%	6.78%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class C; Record	14.70%	1.90%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class C; Record	8.69%	1.12%
Strong Advisor Large Company Core Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	77.45%	27.85%
	SSBT/Trustee P.O. Box 1408 Milwaukee, WI 53201	Class K; Record	90.56%	14.70%
Strong Advisor Mid Cap Growth Fund	Nationwide Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	Class A; Record	53.67%	3.58%
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	27.00%	1.80%
	Nationwide Insurance Company P.O. Box 182029 Columbus, OH 43218-2029	Class A; Record	6.10%	0.41%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	29.28%	0.12%
	Investors Bank & Trust 4 Manhattanville Rd Purchase, NY 10577	Class Z; Record	16.75%	2.86%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Advisor Mid Cap Growth Fund	Charles Schwab & Co. Inc. San Francisco, CA 94104	Class Z; Record	9.39%	1.60%
	US Clearing 26 Broadway New York, NY 10004	Class Z; Record	5.33%	0.91%
Strong Advisor Municipal Bond Fund	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	32.34%	0.19%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class C; Record	16.96%	0.10%
	Lee Family Trust Dogwood Lane Alpine, NJ 07620	Class C; Record	7.77%	0.05%
	First Clearing LLC 1825 Sterling Pl Livermore, CA 94550	Class C; Record	6.10%	0.04%
Strong Advisor Select Fund	100 Heritage Reserve Menomonee Falls, WI 53051	Class A; Record	81.28%	79.00%
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	11.79%	11.45%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class B; Record	13.26%	0.16%
	Strong Investments 100 Heritage Reserve Menomonee Falls, WI 53051	Class B; Record	8.95%	0.11%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	6.44%	0.08%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	5.83%	0.07%
	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class C; Record	8.57%	0.11%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class C; Record	5.32%	0.07%
	LPL Financial Services 9785 Towne Centre Dr. San Diego, CA 92121	Class C ; Record	5.09%	0.06%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Advisor Short Duration Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	62.29%	21.28%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	19.24%	3.58%
	Charles Schwab & Co. Inc. San Francisco, CA 94104	Class Z; Record	32.33%	9.39%
	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class Z; Record	21.82%	6.34%
Strong Advisor Small Cap Value Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	48.18%	12.25%
	Nationwide Trust Company P.O. Box 182029 Columbus, OH 43218	Class A; Record	10.28%	2.61%
Strong Advisor Small Cap Value Fund	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	11.41%	0.80%
	Fidelity Investments Institutional Operations 100 Magellan Way Covington, KY 41015-1987	Class Z; Record	22.74%	11.87%
	Charles Schwab & Co. Inc. San Francisco, CA 94104	Class Z; Record	12.35%	6.47%
	SSBT Trustee P.O. Box 1408 Milwaukee, WI 53201	Class Z; Record	8.86%	4.62%
	Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	Class Z; Record	6.41%	3.35%
Strong Advisor Strategic Income Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	60.51%	28.49%
	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class A; Record	11.37%	5.35%
Strong Advisor Technology Fund	MCB Trust Services 700 17th St. — Ste 300 Denver, CO 80202	Class A; Record	34.02%	0.09%
	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	33.81%	0.09%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Advisor Technology Fund	US Clearing Corp 26 Broadway New York, NY 10004	Class A; Record	10.13%	0.03%
	American Enterprise Investment P.O. Box 9446 MN 55440	Class A; Record	5.61%	0.02%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	Class B; Record	31.00%	0.06%
	Strong Investments 100 Heritage Reserve Menomonee Falls, WI 53051	Class B; Record	12.60%	0.02%
	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class C; Record	31.93%	0.02%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	23.89%	0.02%
	RBC Dain Rauscher 15405 Highland and Lawns Court Minnetonka, MN 55345	Class C; Record	10.00%	0.01%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class C; Record	7.47%	0.01%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class C; Record	6.07%	0.00%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class C; Record	5.01%	0.00%
Strong Advisor U.S. Small/Mid Cap Growth Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	49.37%	0.40%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Class A; Record	7.76%	0.06%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Class B; Record	12.33%	0.06%
	National Investor Services 55 Water Street — 32nd Fl New York, NY 10041	Class B; Record	7.93%	0.04%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Advisor U.S. Small/Mid Cap Growth Fund	Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	Class C; Record	15.59%	0.08%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Class C; Record	12.43%	0.06%
	US Clearing Corp. 26 Broadway New York, NY 10004	Class C; Record	6.62%	0.03%
Strong Advisor U.S. Value Fund	Charles Schwab & Co., Inc. San Francisco, CA 94104-4122	Class A; Record	59.91%	0.80%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class B; Record	5.46%	0.10%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	6.66%	0.09%
	Aggressive Portfolio EdVest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Class K; Record	44.39%	10.78%
	Moderate Portfolio EdVest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Class K; Record	22.25%	5.41%
	Balanced Portfolio EdVest WI College Savings Program 100 Heritage Reserve Menomonee Falls, WI 53051	Class K; Record	20.10%	4.88%
	Strong Moderate Portfolio A Series of Strong Life Stage Series, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class K; Record	6.79%	1.65%
	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Class Z; Record	38.79%	27.26%
	90% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Class Z; Record	16.63%	11.69%
	75% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Class Z; Record	9.73%	6.84%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Advisor U.S. Value Fund	50% Equity Portfolio Tomorrow’s Scholar College Savings Plan 100 Heritage Reserve Menomonee Falls, WI 53051	Class Z; Record	5.58%	3.92%
Strong Advisor Utilities and Energy Fund	US Clearing 26 Broadway New York, NY 10004	Class A; Record	58.68%	0.40%
	US Clearing 26 Broadway New York, NY 10004	Class A; Record	14.20%	0.10%
	US Clearing 26 Broadway New York, NY 10004	Class A; Record	5.90%	0.04%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Class B; Record	36.88%	0.01%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	18.49%	0.01%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class B; Record	15.57%	0.00%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class B; Record	5.72%	0.00%
	AG Edwards & Sons, Inc. One North Jefferson St. Louis, MO 63103	Class B; Record	5.10%	0.00%
	Strong Financial Corporation 100 Heritage Reserve Menomonee Falls, WI 53051	Class C; Record	51.67%	0.01%
	Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Dr. E Fl 3 Jacksonville, FL 32246	Class C; Record	9.91%	0.00%
	US Clearing Corp. 26 Broadway New York, NY 10004	Class C; Record	9.00%	0.00%
	American Enterprise Investment Services P.O. Box 9446 Minneapolis, MN 55440	Class C; Record	6.39%	0.00%
Strong Blue Chip Fund	Charles Schwab & Co. Inc. San Francisco, CA 94104	Investor; Record	9.10%	1.44%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Blue Chip Fund	US Clearing 26 Broadway New York, NY 10004	Investor; Record	5.06%	0.80%
Strong Corporate Income Fund	Strong Investments, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	70.64%	2.05%
	US Clearing 26 Broadway New York, NY 10004	Investor; Record	22.92%	0.67%
Strong Multi Cap Value Fund	Charles Schwab & Co. Inc. San Francisco, CA 94104	Investor; Record	15.50%	1.39%
Strong Municipal Bond Fund	Charles Schwab & Co. Inc. San Francisco, CA 94104	Investor; Record	7.06%	3.23%
Strong Strategic Value Fund	Strong Financial Corp. 100 Heritage Reserve Menomonee Falls, WI 53051	Investor; Record	18.08%	0.16%
	US Clearing 26 Broadway New York, NY 10004	Investor; Record	18.06%	0.16%
	Victor V Tose & Joann Tose 295 Alder St. Arroyo Grande, CA 93420	Investor; Record	11.87%	0.10%
	James L. McCormick 545 3rd Street Manhattan Beach, CA 90266	Investor; Record	5.73%	0.05%
	Michael Martinez 4479 Gordon Ln Salt Lake City, UT 84107	Investor; Record	5.03%	0.04%
Strong Technology 100 Fund	US Clearing 26 Broadway New York, NY 10004	Investor; Record	8.93%	3.81%
Strong U.S. Emerging Growth Fund	State Street Bank & Trust 105 Rosemont Rd Westwood, MA 02090	Investor; Record	14.55%	2.80%
	SSBT Trustee P.O. Box 1408 Milwaukee, WI 53201	Investor; Record	11.32%	2.18%
	US Clearing 26 Broadway New York, NY 10004	Investor; Record	10.88%	2.10%
	Charles Schwab & Co. Inc. San Francisco, CA 94104	Investor; Record	9.37%	1.80%

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Strong Value Fund	Charles Schwab & Co. Inc.	Investor;	17.51%	6.79%
	San Francisco, CA 94104	Record
	US Clearing	Investor;	5.91%	2.29%
	26 Broadway	Record
	New York, NY 10004
Wells Fargo Equity	PFPC Brokerage Services	Class A:	7.11%	1.17%
Income Fund	FBO Wells Fargo	Record
	ATTN Mitch Bloomfield
	420 Montgomery St 5th Fl
	MAC A0101-057
	San Francisco, CA 94104-1207
	UBS Financial Services Inc. FBO	Class C	6.81%	0.05%
	Local 68	Record
	Engineers Welfare Fund
	PO Box 534
	W Caldwell, NJ 07007-0534
	Wells Fargo Bank NA, FBO	Class I	24.44%	18.39%
	Income Equity I	Record
	ATTN: Mutual Fund Ops
	PO Box 1533
	Minneapolis, MN 55480-1533
	Wells Fargo Bank NA, FBO	Record	21.25%	15.99%
	Income Equity I
	ATTN: Mutual Fund Ops
	PO Box 1533
	Minneapolis, MN 55480-1533

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Wells Fargo Large	Charles Schwab & Co Inc	Class A:	15.65%	1.98%
Company Growth	Special Custody Account	Record
Fund	Exclusively FBO the Customers
	101 Montgomery St
	San Francisco, CA 94104-4122
	T Rowe Price Retirement Plan	Record	13.90%	1.75%
	Services Inc FBO Rite Aid
	4515 Painters Mill Road
	Owings Mills, MD 21117-4903
	JPMorgan Chase Bank c/o	Record	5.85%	0.74%
	JPMorgan Retirement Plan Serv
	Pearson Inc Retirement Plan
	9300 Ward Parkway
	Kansas City, MO 64114-3317
	State Street Corp FBO	Record	5.03%	0.63%
	First Data Corporation
	105 Rosemont Ave
	Westwood, MA 02090-2318
	American Enterprise Investment	Class B:	6.51%	0.44%
	Services FBO 890000611	Record
	PO Box 9446
	Minneapolis, MN 55440-9446
	American Enterprise Investment	Class C:	16.33%	0.16%
	Services FBO 890000611	Record
	PO Box 9446
	Minneapolis, MN 55440-9446
	MLPF&S For The Sole Benefit	Record	5.73%	0.06%
	Of its Customers
	ATTN: Mutual Fund Administration
	4800 Deer Lake Drive East 3rd Fl
	Jackson, FL 32246-6484
	Wells Fargo Bank NA, FBO	Record	16.79%	9.71%
	Large Company Growth I
	ATTN: Mutual Fund Ops
	PO Box 1533
	Minneapolis, MN 55480-1533

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Wells Fargo	Charles Schwab & Co Inc	Class A:	21.80%	14.83%
Montgomery Mid	Special Custody Account	Record
Cap Growth Fund	Exclusively FBO the Customers
	101 Montgomery St
	San Francisco, CA 94104-4122
	American Enterprise Investment	Class B:	5.78%	0.30%
	Services FBO 890000611	Record
	PO Box 9446
	Minneapolis, MN 55440-9446
	American Enterprise Investment	Class C:	8.67%	0.07%
	Services FBO 890000611	Record
	PO Box 9446
	Minneapolis, MN 55440-9446
	Wells Fargo Investments LLC	Record	7.61%	0.06%
	A/C 1961-6074
	608 Second Avenue South 8th Fl
	Minneapolis, MN 55402-1916
	Wells Fargo Investments LLC	Record	6.41%	0.05%
	A/C 5421-5619
	608 Second Avenue South 8th Fl
	Minneapolis, MN 55402-1916
	Wells Fargo Investments LLC	Record	5.20%	0.04%
	A/C 8685-4926
	608 Second Avenue South 8th Fl
	Minneapolis, MN 55402-1916
	Wells Fargo Investments LLC	Record	5.08%	0.04%
	A/C 2601-5132
	608 Second Avenue South 8th Fl
	Minneapolis, MN 55402-1916

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Wells Fargo	Wells Fargo Bank NA, FBO	Class A:	8.93%	1.45%
Montgomery Small	FBO Ben B Cheney	Record
Cap Fund	18-244000
	PO Box 1533
	Minneapolis, MN 1533
	Charles Schwab & Co Inc	Record	8.53%	1.39%
	Special Custody Account
	Exclusively FBO the Customers
	101 Montgomery St
	San Francisco, CA 94104-4122
	State Street Bank & Trust Co	Record	5.40%	0.88%
	Cust for the IRA of
	Robert W Herb
	68 Churchill Rd
	Pittsburgh PA 15235-5110
	Diana Y H Tao &	Class B:	9.66%	0.03%
	John D Ho JTWROS	Record
	Block 11-41-C
	Royal Ascot 1 Tsun King Road
	Shatin Hong Kong
	Wells Fargo Investments LLC A/C	Record	7.36%	0.02%
	7820-5876
	608 Second Avenue South 8th Fl
	Minneapolis, MN 55402-1916
	Sam Smith &	Record	6.81%	0.02%
	Sharon G Smith JTWROS
	102 Cassin CT
	Folsom CA 95630-8044
	Southwest Securities Inc FBO	Class C:	15.48%	0.01%
	Kay Darlene Davis	Record
	SWS Securities Inc
	AS SEP IRA Custodian
	PO Box 509002
	Dallas TX 75250-9002
	Wells Fargo Investments LLC	Record	12.83%	0.01%
	A/C 2601-5132
	608 Second Avenue South 8th Fl
	Minneapolis, MN 55402-1916
	Donal Bruce Scott &	Record	11.42%	0.01%
	Dawn S Scott JTWROS
	190 E Edith Ave
	Los Altos CA 94022-3034

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Wells Fargo	Wells Fargo Investments LLC	Record	10.00%	0.01%
Montgomery Small	A/C 5057-4120
Cap Fund (cont.)	608 Second Avenue South 8th Fl
	Minneapolis, MN 55402-1916
	Wells Fargo Funds Management LLC	Record	5.92%	0.0045%
	525 Market St 12th Fl
	MAC A0103-121
	San Francisco CA 94105-2720
	Wells Fargo Bank NA, FBO	Class I:	19.54%	2.46%
	FBO 13357200	Record
	PO Box 1533
	Minneapolis MN 55480-1533
	Wells Fargo Bank NA, FBO	Record	7.39%	0.93%
	Montgomery Small Cap I
	ATTN: Mutual Fund Ops
	PO Box 1533
	Minneapolis MN 55480-1533

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Wells Fargo	Charles Schwab & Co Inc	Class A:	18.28%	0.72%
Montgomery Total	Special Custody Account	Record
Return Bond Fund	Exclusively FBO the Customers
	101 Montgomery St
	San Francisco, CA 94104-4122
	Wells Fargo West NA	Record	14.59%	0.57%
	Various Fascorp Recordkept Plans
	8515 E Orchard Rd 2T2
	Greenwood Village, CO 80111-5002
	American Enterprise Investment	Class B:	12.71%	0.11%
	Services FBO 890000611	Record
	PO Box 9446
	Minneapolis, MN 55440-9446
	American Enterprise Investment	Class C:	6.64%	0.04%
	Services FBO 890000611	Record
	PO Box 9446
	Minneapolis, MN 55440-9446
	Wells Fargo Bank NA, FBO	Class I:	7.18%	1.74%
	FBO Omnibus Account (Cash/Cash)	Record
	PO Box 1533
	Minneapolis, MN 55480-1533
	Charles Schwab & Co Inc	Record	5.38%	1.30%
	Special Custody Account
	Exclusively FBO the Customers
	101 Montgomery St
	San Francisco, CA 94104-4122
	Methuen Contributory Retirement System	Class S:	22.54%	1.75%
	41 Pleasant St STE 303	Record
	Methuen, MA 01844-3179
	Juvenile Diabetes Research Foundation Intl	Record	12.99%	1.24%
	120 Wall Street Fl 19
	New York, NY 10005-4000
	Citistreet as Custodian	Record	11.17%	1.07%
	For the Benefit of BWXT Y-12
	ATTN: David Nelson
	105 Rosemont Ave
	Westwood, MA 02090-2318
	Local 813 Insurance Trust Fund	Record	9.50%	0.91%
	U/A 07/12/2000
	MPP Plan
	52-35 Barnett Ave
	Long Island City, NY 11104-1017

Fund	Name & Address	Class: Type of Ownership	% of Class	% of Fund Post Closing
Wells Fargo	NFSC FEBO # U19-211583		5.53%	0.53%
Montgomery Total	USB FBO
Return Bond Fund	Museum of Art FD/Wells
(cont.)	Capital 19-5845
	PO Box 1787
	Milwaukee, WI 53201-1787
Wells Fargo	MLPF&S For the Sole Benefit Of its	Class C:	6.33%	0.15%
Specialized	Customers	Record
Technology Fund	ATTN: Mutual Fund Administration
	4800 Deer Lake Drive East 3rd Fl
	Jackson, FL 32246-6484
	NFSC FEBO #W88-023221	Record	5.53%	0.13%
	Brian Hererra
	9846 E. Madera Drive
	Scottsdale, AZ 85262-2986

As of October 1, 2004, the officers and Trustees of Wells Fargo Funds as a group owned less than 1% of any Class of any Acquiring Fund.

As of October 1, 2004, the officers and Trustees of the Strong Funds as a group owned less than 1% of any class of any Strong Fund.

ANNUAL MEETING AND SHAREHOLDER MEETINGS

An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held, if necessary, in April of each year or at such other time and date as the Board selects. However, no Fund is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of directors; (ii) approval of the investment advisory contract; (iii) ratification of the selection of the independent auditors; or (iv) approval of the distribution agreement. Special meetings of shareholders of a Fund or Class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote on any issue proposed to be considered at the special meeting.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Fund at the Fund’s principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law. If the Reorganizations are completed, the Strong Funds will not hold another shareholder meeting.

DISSENTERS’ RIGHTS

If the Reorganizations are approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders of the Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the closing date of the Reorganizations. After the Reorganizations, shareholders will hold shares of the Wells Fargo Funds which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).

EXHIBIT A—EXPENSE SUMMARIES OF THE STRONG FUNDS AND ACQUIRING FUNDS

          The following tables describe the current fees and expenses associated with holding Strong Fund andAcquiring Fund shares. In particular, the tables (a) compare the current fees and expenses, for each Class of each Strong Fund and the corresponding Class of the Acquiring Fund, and (b) show the estimated fees and expenses for each combined Acquiring Fund on a pro forma basis after giving effect to the Reorganization. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown. Please refer to the “Comparison of Shareholder Account Features and Services” section for information on initial sales charges, contingent deferred sales charges, and redemption fees.

A.      Strong Advisor Bond Fund/Strong Corporate Income Fund/WF Montgomery Total Return Bond Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Montgomery Total Return Bond Fund’s expenses as if the Reorganization had occurred in the period ended May 31, 2004 for (1) the Strong Advisor Bond Fund only, (2) the Strong Corporate Income Fund only, (3) both the Advisor Bond Fund and Corporate Income Fund, (4) both the Strong Advisor Bond Fund and WF Income Fund, (5) both the Strong Corporate Income Fund and WF Income Fund, and (6) all Funds, taking into account the assets for each Fund and each of the affected share Classes. The Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the twelve-month period ended May 31, 2004.

Fund	Management Fees(7)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(12)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor Bond	0.23%	0.25%	0.61%	1.09	%(8)	0.01%	1.08	%(8)(11)
WF Montgomery Total Return Bond	0.45%	-	0.66%	1.11%		0.21%	0.90	%(9)
Pro Forma-WF Montgomery Total Return Bond(1)	0.45%	-	0.65%	1.10%		0.20%	0.90	%(10)
Pro Forma- WF Montgomery Total Return Bond(3)	0.44%	-	0.65%	1.09%		0.19%	0.90	%(10)
Pro Forma-WF Montgomery Total Return Bond(4)	0.43%	-	0.64%	1.07%		0.17%	0.90	%(10)
Pro Forma- WF Montgomery Total Return Bond(6)	0.43%	-	0.64%	1.07%		0.17%	0.90	%(10)
Class B
Strong Advisor Bond	0.23%	1.00%	0.67%	1.90	%(8)	0.01%	1.89	%(8)(11)
WF Montgomery Total Return Bond	0.45%	0.75%	0.66%	1.86%		0.21%	1.65	%(9)
Pro Forma-WF Montgomery Total Return Bond(1)	0.45%	0.75%	0.65%	1.85%		0.20%	1.65	%(10)
Pro Forma-WF Montgomery Total Return Bond(3)	0.44%	0.75%	0.65%	1.84%		0.19%	1.65	%(10)
Pro Forma-WF Montgomery Total Return Bond(4)	0.43%	0.75%	0.64%	1.82%		0.17%	1.65	%(10)
Pro Forma-WF Montgomery Total Return Bond(6)	0.43%	0.75%	0.64%	1.82%		0.17%	1.65	%(10)

A-1

Fund	Management Fees(7)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(12)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class C
Strong Advisor Bond	0.23%	1.00%	0.72%	1.95	%(8)	0.01%	1.94	%(8)(11)
WF Montgomery Total Return Bond	0.45%	0.75%	0.66%	1.86%		0.21%	1.65	%(9)
Pro Forma-WF Montgomery Total Return Bond(1)	0.45%	0.75%	0.65%	1.85%		0.20%	1.65	%(10)
Pro Forma-WF Montgomery Total Return Bond(3)	0.44%	0.75%	0.65%	1.84%		0.19%	1.65	%(10)
Pro Forma-WF Montgomery Total Return Bond(4)	0.43%	0.75%	0.64%	1.82%		0.17%	1.65	%(10)
Pro Forma-WF Montgomery Total Return Bond(6)	0.43%	0.75%	0.64%	1.82%		0.17%	1.65	%(10)
Class K/Institutional Class
Strong Advisor Bond	0.23%	-	0.62%	0.85	%(8)	0.01%	0.84	%(8)(11)
WF Montgomery Total Return Bond	0.45%	-	0.49%	0.94%		0.24%	0.70	%(9)
Pro Forma-WF Montgomery Total Return Bond(1)	0.45%	-	0.47%	0.92%		0.22%	0.70	%(10)
Pro Forma-WF Montgomery Total Return Bond(3)	0.44%	-	0.47%	0.91%		0.21%	0.70	%(10)
Pro Forma-WF Montgomery Total Return Bond(4)	0.43%	-	0.46%	0.89%		0.19%	0.70	%(10)
Pro Forma-WF Montgomery Total Return Bond(6)	0.43%	-	0.46%	0.89%		0.19%	0.70	%(10)
Investor Class/Class Z
Strong Advisor Bond	0.23%	-	1.08%	1.31	%(8)	0.01%	1.30	%(8)(11)
Strong Corporate Income	0.375%	0.25%	0.94%	1.57	%(8)	0.01%	1.56	%(8)(11)
Pro Forma-WF Montgomery Total Return Bond(1)	0.45%	-	0.82%	1.27%		0.32%	0.95	%(10)
Pro Forma-WF Montgomery Total Return Bond(2)	0.45%	-	0.85%	1.30%		0.35%	0.95	%(10)
Pro Forma-WF Montgomery Total Return Bond(3)	0.44%	-	0.82%	1.26%		0.31%	0.95	%(10)
Pro Forma-WF Montgomery Total Return Bond(4)	0.43%	-	0.81%	1.24	%(	0.29%	0.95	%(10)
Pro Forma-WF Montgomery Total Return Bond(5)	0.44%	-	0.81%	1.25	%(	0.30%	0.95	%(10)
Pro Forma-WF Montgomery Total Return Bond(6)	0.43%	-	0.81%	1.24%		0.29%	0.95	%(10)
Institutional Class/Select Class
Strong Advisor Bond	0.23%	-	0.18%	0.41	%(8)	0.01%	0.40	%(8)(11)
WF Montgomery Total Return Bond	0.45%	-	0.24%	0.69%		0.27%	0.42	%(9)
Pro Forma-WF Montgomery Total Return Bond(1)	0.45%	-	0.20%	0.65%		0.23%	0.42	%(10)
Pro Forma-WF Montgomery Total Return Bond(3)	0.44%	-	0.20%	0.64	%(8)	0.22%	0.42	%(10)
Pro Forma-WF Montgomery Total Return Bond(4)	0.43%	-	0.19%	0.62%		0.20%	0.42	%(10)
Pro Forma-WF Montgomery Total Return Bond(6)	0.43%	-	0.19%	0.62%		0.20%	0.42	%(10)

A-2

(1)

Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund.
(3)

Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund and the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund.

(4)

Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund and the WF Income Fund into the WF Montgomery Total Return Bond Fund.

(5)

Assuming the reorganization of the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund and the WF Income Fund into the WF Montgomery Total Return Bond Fund.

(6)

Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund, the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund, and the WF Income Fund into the WF Montgomery Total Return Bond Fund.

(7)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section. Total Annual Operating Expenses have been restated as if the current management fee breakpoints on Classes A, B, C, Institutional and Select for the WF Montgomery Total Return Bond Fund had been in effect during the fiscal period ended May 31, 2004.

(8)	With all fee waivers and/or expense absorptions, (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were as follows:

Strong Advisor Bond

Class A	1.06%
Class B	1.87%
Class C	1.93%
Class K	0.80%
Class Z	1.29%
Institutional Class	0.38%
Strong Corporate Income Investor Class	0.27%

SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.
(9)

Funds Management has committed, through September 30, 2005, to waive fees and/or reimburse expenses to the extent necessary to maintain the WF Montgomery Total Return Bond Fund’s net operating expense ratio shown.

(10)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(11)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.01% until May 21, 2005.

(12)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the twelve-month period ended May 31, 2004. Institutional and Select Class for the Pro Forma Wells Fargo Montgomery Total Return Bond Fund have been restated as if recently approved fee changes had been in effect during the Fund’s fiscal period ended May 31, 2004.

A-3

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Bond	$555	$780	$1,023	$1,718
WF Montgomery Total Return Bond	$538	$767	$1,015	$1,723
Pro Forma-WF Montgomery Total Return Bond(1)	$538	$745	$991	$1,695
Pro Forma-WF Montgomery Total Return Bond(3)	$538	$744	$988	$1,685
Pro Forma-WF Montgomery Total Return Bond(4)	$538	$742	$982	$1,668
Pro Forma-WF Montgomery Total Return Bond(6)	$538	$742	$980	$1,664
Class B
Strong Advisor Bond
(if you redeem your shares)	$692	$996	$1,225	$2,010	(7)
(if you do not redeem your shares)	$192	$596	$1,025	$2,010	(7)
WF Montgomery Total Return Bond
(if you redeem your shares)	$668	$864	$1,186	$1,874	(8)
(if you do not redeem your shares)	$168	$564	$986	$1,874	(8)
Pro Forma-WF Montgomery Total Return Bond(1)
(if you redeem your shares)	$668	$842	$1,162	$1,846	(8)
(if you do not redeem your shares)	$168	$542	$962	$1,846	(8)
Pro Forma-WF Montgomery Total Return Bond(3)
(if you redeem your shares)	$668	$841	$1,159	$1,837	(8)
(if you do not redeem your shares)	$168	$541	$959	$1,837	(8)
Pro Forma-WF Montgomery Total Return Bond(4)
(if you redeem your shares)	$668	$839	$1,153	$1,820	(8)
(if you do not redeem your shares)	$168	$539	$953	$1,820	(8)
Pro Forma-WF Montgomery Total Return Bond(6)
(if you redeem your shares)	$668	$838	$1,152	$1,816	(8)
(if you do not redeem your shares)	$168	$538	$952	$1,816	(8)
Class C
Strong Advisor Bond
(if you redeem your shares)	$297	$611	$1,051	$2,274
(if you do not redeem your shares)	$197	$611	$1,051	$2,274
WF Montgomery Total Return Bond
(if you redeem your shares)	$268	$564	$986	$2,163
(if you do not redeem your shares)	$168	$564	$986	$2,163
Pro Forma-WF Montgomery Total Return Bond(1)
(if you redeem your shares)	$268	$542	$962	$2,136
(if you do not redeem your shares)	$168	$542	$962	$2,136
Pro Forma-WF Montgomery Total Return Bond(3)
(if you redeem your shares)	$268	$541	$959	$2,127
(if you do not redeem your shares)	$168	$541	$959	$2,127
Pro Forma-WF Montgomery Total Return Bond(4)
(if you redeem your shares)	$268	$539	$953	$2,110
(if you do not redeem your shares)	$168	$539	$953	$2,110
Pro Forma-WF Montgomery Total Return Bond(6)
(if you redeem your shares)	$268	$538	$952	$2,106
(if you do not redeem your shares)	$168	$538	$952	$2,106

A-4

Fund	1 year	3 years	5 years	10 years

Class K/Institutional Class
Strong Advisor Bond	$86	$270	$470	$1,048
WF Montgomery Total Return Bond	$72	$276	$497	$1,133
Pro Forma-WF Montgomery Total Return Bond(1)	$72	$248	$465	$1,090
Pro Forma-WF Montgomery Total Return Bond(3)	$72	$247	$462	$1,080
Pro Forma-WF Montgomery Total Return Bond(4)	$72	$245	$455	$1,062
Pro Forma-WF Montgomery Total Return Bond(6)	$72	$245	$454	$1,058
Investor Class/Class Z
Strong Advisor Bond	$132	$414	$717	$1,578
Strong Corporate Income	$159	$495	$854	$1,867
Pro Forma-WF Montgomery Total Return Bond(1)	$97	$338	$634	$1,476
Pro Forma-WF Montgomery Total Return Bond(2)	$97	$341	$644	$1,505
Pro Forma-WF Montgomery Total Return Bond(3)	$97	$337	$630	$1,466
Pro Forma-WF Montgomery Total Return Bond(4)	$97	$334	$623	$1,445
Pro Forma-WF Montgomery Total Return Bond(5)	$97	$336	$628	$1,458
Pro Forma-WF Montgomery Total Return Bond(6)	$97	$334	$623	$1,445
Institutional Class/Select Class
Strong Advisor Bond	$41	$131	$229	$517
WF Montgomery Total Return Bond	$43	$194	$357	$833
Pro Forma-WF Montgomery Total Return Bond(1)	$43	$161	$315	$766
Pro Forma-WF Montgomery Total Return Bond(3)	$43	$159	$312	$755
Pro Forma-WF Montgomery Total Return Bond(4)	$43	$157	$306	$737
Pro Forma-WF Montgomery Total Return Bond(6)	$43	$157	$304	$733

(1)

Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund.
(3)

Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund and the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund.

(4)

Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund and the WF Income Fund into the WF Montgomery Total Return Bond Fund.

(5)

Assuming the reorganization of the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund and the WF Income Fund into the WF Montgomery Total Return Bond Fund.

(6)

Assuming the reorganization of the Class A, Class B, Class C, Class K, Class Z, and Institutional Class shares of Strong Advisor Bond Fund into the Class A, Class B, Class C, Institutional Class, Class Z, and Select Class shares, respectively, of the WF Montgomery Total Return Bond Fund, the Investor Class shares of the Strong Corporate Income Fund into the Class Z shares of the WF Montgomery Total Return Bond Fund, and the WF Income Fund into the WF Montgomery Total Return Bond Fund.

(7)	Reflects conversion of Class B shares to Class A shares after eight years
(8)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-5

B.      Strong Advisor Common Stock Fund/WF Common Stock Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Common Stock Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004, for the Strong Advisor Common Stock Fund. For the Strong Fund, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(2)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor Common Stock	0.75%	0.25%	0.57%	1.57	% (3)	0.033%	1.537	%(3)(4)
Pro Forma-WF Common Stock (1)	0.70%	—	0.63%	1.33%		0.02%	1.31	%(5)
Class B
Strong Advisor Common Stock	0.75%	1.00%	0.58%	2.33	%(3)	0.033%	2.297	%(3(4)
Pro Forma-WF Common Stock (1)	0.70%	0.75%	0.63%	2.08%		0.02%	2.06	%(5)
Class C
Strong Advisor Common Stock	0.75%	1.00%	0.60%	2.35	%(3)	0.033%	2.317	%(3(4)
Pro Forma-WF Common Stock (1)	0.70%	0.75%	0.63%	2.08%		0.02%	2.06	%(5)
Class Z
Strong Advisor Common Stock	0.75%	—	0.59%	1.34	%(3)	0.033%	1.307	%(3(4)
Pro Forma-WF Common Stock (1)	0.70%	—	0.80%	1.50%		0.21%	1.29	%(5)

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Common Stock Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Common Stock Fund.

(2)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(3)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds’ Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.51%, 2.27%, 2.28%, and 1.29% for Classes A, B, C, and Z, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(4)

SCM contractually agreed to waive management fees and/or absorb expenses until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.50% for Class B. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(5)	Funds Management has committed through at least April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004

A-6

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Common Stock	$722	$1,039	$1,378	$2,332
Pro Forma-WF Common Stock(1)	$701	$968	$1,258	$2,081
Class B
Strong Advisor Common Stock
(if you redeem your shares)	$733	$1,124	$1,442	$2,474	(2)
(if you do not redeem your shares)	$233	$724	$1,242	$2,474	(2)
Pro Forma-WF Common Stock(1)
(if you redeem your shares)	$709	$948	$1,315	$2,125	(3)
(if you do not redeem your shares)	$209	$648	$1,115	$2,125	(3)
Class C
Strong Advisor Common Stock
(if you redeem your shares)	$335	$730	$1,252	$2,684
(if you do not redeem your shares)	$235	$730	$1,252	$2,684
Pro Forma-WF Common Stock(1)
(if you redeem your shares)	$309	$648	$1,115	$2,407
(if you do not redeem your shares)	$209	$648	$1,115	$2,407
Class Z
Strong Advisor Common Stock	$133	$421	$731	$1,610
Pro Forma-WF Common Stock(1)	$131	$432	$778	$1,754

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Common Stock Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Common Stock Fund.

(2)	Reflects conversion of Class B shares to Class A shares after eight years
(3)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-7

C.       Strong Advisor Endeavor Large Cap Fund/WF Endeavor Large Cap Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Endeavor Large Cap Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Advisor Endeavor Large Cap Fund. For the Strong Fund, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(2)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor Endeavor Large Cap	0.75%	0.25%	0.71%	1.71	%(3)	0.033%	1.677	% (3)(4)
Pro Forma-WF Endeavor Large Cap(1)	0.75%	—	0.88%	1.63%		0.38%	1.25	%(5)
Class B
Strong Advisor Endeavor Large Cap	0.75%	1.00%	0.73%	2.48	%(3)	0.033%	2.447	%(3)(4)
Pro Forma-WF Endeavor Large Cap(1)	0.75%	0.75%	0.88%	2.38%		0.38%	2.00	%(5)
Class C
Strong Advisor Endeavor Large Cap	0.75%	1.00%	0.79%	2.54	%(3)	0.073%	2.467	%(3)(4)
Pro Forma-WF Endeavor Large Cap(1)	0.75%	0.75%	0.88%	2.38%		0.38%	2.00	%(5)

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Endeavor Large Cap Fund into the Class A, Class B, and Class C shares, respectively, of the WF Endeavor Large Cap Fund.

(2)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(3)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds’ Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.63%, 2.40%, and 2.45% for Classes A, B, and C, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(4)

SCM contractually agreed to waive management fees and/or absorb expenses until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.50% for Classes B and C. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004

A-8

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Endeavor Large Cap	$736	$1,080	$1,447	$2,476
Pro Forma-WF Endeavor Large Cap(1)	$695	$988	$1,341	$2,335
Class B
Strong Advisor Endeavor Large Cap
(if you redeem your shares)	$748	$1,169	$1,518	$2,624	(2)
(if you do not redeem your shares)	$248	$769	$1,318	$2,624	(2)
Pro Forma-WF Endeavor Large Cap(1)
(if you redeem your shares)	$703	$968	$1,400	$2,381	(3)
(if you do not redeem your shares)	$203	$668	$1,200	$2,381	(3)
Class C
Strong Advisor Endeavor Large Cap
(if you redeem your shares)	$350	$784	$1,344	$2,870
(if you do not redeem your shares)	$250	$784	$1,344	$2,870
Pro Forma-WF Endeavor Large Cap(1)
(if you redeem your shares)	$303	$668	$1,200	$2,656
(if you do not redeem your shares)	$203	$668	$1,200	$2,656

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Endeavor Large Cap Fund into the Class A, Class B, and Class C shares, respectively, of the WF Endeavor Large Cap Fund.

(2)	Reflects conversion of Class B shares to Class A shares after eight years.
(3)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-9

D.       Strong Advisor Focus Fund/Strong Blue Chip Fund/WF Large Company Growth Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Large Company Growth Fund’s expenses as if the Reorganization had occurred in the period ended March 31, 2004 for (1) the Strong Advisor Focus Fund only, (2) the Strong Blue Chip Fund only, (3) both the Advisor Focus Fund and Blue Chip Fund, (4) both the Strong Advisor Focus Fund and WF Growth Fund, (5) both the Strong Blue Chip Fund and WF Growth Fund, and (6) all Funds, taking into account the assets for each Fund and each of the affected share Classes. The Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period for the Wells Fargo Fund and 12-month period for the Strong Funds ended March 31, 2004.

Fund	Management Fees(7)		12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(13)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor Focus	0.75%		0.25%	2.03%	3.03	%(8)	0.53%	2.50	%(8)(9)
WF Large Company Growth	0.67	%(12)	—	0.53%	1.20%		0.00%	1.20	%(10)
Pro Forma-WF Large Company Growth(1)	0.67	%(12)	—	0.62%	1.29%		0.09%	1.20	%(11)
Pro Forma-WF Large Company Growth(3)	0.67	%(12)	—	0.62%	1.29%		0.09%	1.20	%(11)
Pro Forma-WF Large Company Growth(4)	0.67	%(12)	—	0.62%	1.29%		0.09%	1.20	%(11)
Pro Forma-WF Large Company Growth(6)	0.66	%(12)	—	0.62%	1.28%		0.08%	1.20	%(11)
Class B/Class A
Strong Advisor Focus	0.75%		1.00%	2.05%	3.80	%(8)	1.30%	2.50	%(8(9)
WF Large Company Growth	0.67	%(12)	—	0.53%	1.20%		0.00%	1.20	%(10)
Pro Forma-WF Large Company Growth(1)	0.67	%(12)	—	0.62%	1.29%		0.09%	1.20	%(11)
Pro Forma-WF Large Company Growth(3)	0.67	%(12)	—	0.62%	1.29%		0.09%	1.20	%(11)
Pro Forma-WF Large Company Growth(4)	0.67	%(12)	—	0.62%	1.29%		0.09%	1.20	%(11)
Pro Forma-WF Large Company Growth(6)	0.66	%(12)	—	0.62%	1.28%		0.08%	1.20	%(11)
Class C/Class A
Strong Advisor Focus	0.75%		1.00%	2.37%	4.12	%(8)	1.62%	2.50	%(8(9)
WF Large Company Growth	0.67	%(12)	—	0.53%	1.20%		0.00%	1.20	%(10)
Pro Forma-WF Large Company Growth(1)	0.67	%(12)	—	0.62%	1.29%		0.09%	1.20	%(11)
Pro Forma-WF Large Company Growth(3)	0.67	%(12)	—	0.62%	1.29%		0.09%	1.20	%(11)
Pro Forma-WF Large Company Growth(4)	0.67	%(12)	—	0.62%	1.29%		0.09%	1.20	%(11)
Pro Forma-WF Large Company Growth(6)	0.66	%(12)	—	0.62%	1.28%		0.08%	1.20	%(11)
Investor Class/Class Z
Strong Blue Chip	0.50%		—	1.19%	1.69	%(8)	—	1.69	%(8(9)
Pro Forma-WF Large Company Growth(2)	0.67	%(12)	—	0.79%	1.46%		0.09%	1.37	%(11)
Pro Forma-WF Large Company Growth(3)	0.67	%(12)	—	0.79%	1.46%		0.09%	1.37	%(11)
Pro Forma-WF Large Company Growth(5)	0.66	%(12)	—	0.79%	1.45%		0.08%	1.37	%(11)
Pro Forma-WF Large Company Growth(6)	0.66	%(12)	—	0.79%	1.45%		0.08%	1.37	%(11)

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund.
(3)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund and the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund.

(4)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund and the WF Growth Fund into the WF Large Company Growth Fund

(5)

Assuming the reorganization of the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund and the WF Growth Fund into the WF Large Company Growth Fund.

(6)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund, the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund, and the WF Growth Fund into the WF Large Company Growth Fund.

A-10

(7)

Each Fund, except the Blue Chip Fund, has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section. Total Annual Operating Expenses have been restated as if the current management fee breakpoints on the WF Large Company Growth Fund had been in effect during the Fund’s fiscal period ended March 31, 2004

(8)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, Net Annual Operating Expenses were as follows:

Strong Advisor Focus
Class A	1.27%
Class B	1.92%
Class C	1.89%
Strong Blue Chip Investor Class	1.62%

SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.
(9)

SCM contractually agreed to waive management fees and/or absorb expenses until May 1, 2006 to keep Total Annual Operating Expenses at no more than 2.50% for Classes A, B, and C of the Advisor Focus Fund. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.01% for Advisor Focus Fund and 0.033% for Blue Chip Fund from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 1.26%, 1.91% and 1.88% for Class A, Class B, and Class C, respectively, of the Advisor Focus Fund, and 1.59% for the Blue Chip Fund. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(10)

Funds Management has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the WF Large Company Growth Fund’s net operating expense ratio shown.

(11)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(12)	The Fund’s management fee takes into account all assets in the master fund.
(13)

Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period for the Wells Fargo Fund and twelve-month period for the Strong Funds ended March 31, 2004.

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Focus	$814	$1,411	$2,033	$3,696
WF Large Company Growth	$690	$934	$1,196	$1,944
Pro Forma-WF Large Company Growth(1)	$690	$944	$1,226	$2,028
Pro Forma-WF Large Company Growth(3)	$690	$944	$1,226	$2,028
Pro Forma-WF Large Company Growth(4)	$690	$944	$1,226	$2,028
Pro Forma-WF Large Company Growth(6)	$690	$942	$1,227	$2,018

A-11

Fund	1 year	3 years	5 years	10 years

Class B/Class A
Strong Advisor Focus
(if you redeem your shares)	$753	$1,442	$2,049	$3,787	(7)
(if you do not redeem your shares)	$253	$1,042	$1,849	$3,787	(7)
WF Large Company Growth	$690	$934	$1,196	$1,944
Pro Forma-WF Large Company Growth(1)	$690	$944	$1,226	$2,028
Pro Forma-WF Large Company Growth(3)	$690	$944	$1,226	$2,028
Pro Forma-WF Large Company Growth(4)	$690	$944	$1,226	$2,028
Pro Forma-WF Large Company Growth(6)	$690	$942	$1,227	$2,018
Class C/Class A
Strong Advisor Focus
(if you redeem your shares)	$353	$1,106	$1,974	$4,211
(if you do not redeem your shares)	$253	$1,106	$1,974	$4,211
WF Large Company Growth	$690	$934	$1,196	$1,944
Pro Forma-WF Large Company Growth(1)	$690	$944	$1,226	$2,028
Pro Forma-WF Large Company Growth(3)	$690	$944	$1,226	$2,028
Pro Forma-WF Large Company Growth(4)	$690	$944	$1,226	$2,028
Pro Forma- WF Large Company Growth(6)	$690	$942	$1,227	$2,018
Investor Class/Class Z
Strong Blue Chip	$172	$533	$918	$1,999
Pro Forma-WF Large Company Growth(2)	$139	$444	$781	$1,732
Pro Forma-WF Large Company Growth(3)	$139	$444	$781	$1,732
Pro Forma-WF Large Company Growth(5)	$139	$443	$777	$1,723
Pro Forma-WF Large Company Growth(6)	$139	$443	$777	$1,723

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund.
(3)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Focus Fund and the Investor Class shares of the Strong Blue Chip Fund into the Class A and Class Z shares of the WF Large Company Growth Fund. (4) Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund and the WF Growth Fund into the WF Large Company Growth Fund (5) Assuming the reorganization of the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund and the WF Growth Fund into the WF Large Company Growth Fund.

(6)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Focus Fund into the Class A shares of the WF Large Company Growth Fund, the Investor Class shares of the Strong Blue Chip Fund into the Class Z shares of the WF Large Company Growth Fund, and the WF Growth Fund into the WF Large Company Growth Fund.

(7)	Reflects conversion of Class B shares to Class A shares after eight years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-12

E. Strong Advisor International Core Fund/WF International Core Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF International Core Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Advisor International Core Fund. For the Strong Fund, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(2)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after Contractual waivers and/or absorptions)

Class A
Strong Advisor International Core	0.75%	0.25%	4.43%	5.43	%(3)	2.93%	2.50	%(3)(4)
Pro Forma-WF International Core(1)	0.95%	—	6.82%	7.77%		6.27%	1.50	%(5)
Class B
Strong Advisor International Core	0.75%	1.00%	4.45%	6.20	%(3)	3.70%	2.50	%(3)(4)
Pro Forma-WF International Core(1)	0.95%	0.75%	6.82%	8.52%		6.27%	2.25	%(5)
Class C
Strong Advisor International Core	0.75%	1.00%	4.44%	6.19	%(3)	3.69%	2.50	%(3)(4)
Pro Forma-WF International Core(1)	0.95%	0.75%	6.82%	8.52%		6.27%	2.25	%(5)

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor International Core Fund into the Class A, Class B, and Class C shares, respectively, of the WF International Core Fund.

(2)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(3)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 0.00% for Classes A, B, and C, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(4)	SCM contractually agreed to waive management fees and/or absorb expenses until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.50% for Classes A, B, and C.
(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004

A-13

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor International Core	$814	$1,858	$2,894	$5,444
Pro Forma-WF International Core (1)	$719	$1,641	$3,125	$6,489
Class B
Strong Advisor International Core
(if you redeem your shares)	$753	$1,909	$2,935	$5,537	(2)
(if you do not redeem your shares)	$253	$1,509	$2,735	$5,537	(2)
Pro Forma-WF International Core (1)
(if you redeem your shares)	$728	$1,646	$3,221	$6,554	(3)
(if you do not redeem your shares)	$228	$1,346	$3,021	$6,554	(3)
Class C
Strong Advisor International Core
(if you redeem your shares)	$353	$1,507	$2,731	$5,667
(if you do not redeem your shares)	$253	$1,507	$2,731	$5,667
Pro Forma-WF International Core (1)
(if you redeem your shares)	$328	$1,346	$3,021	$6,720
(if you do not redeem your shares)	$228	$1,346	$3,021	$6,720

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor International Core Fund into the Class A, Class B, and Class C shares, respectively, of the WF International Core Fund.

(2)	Reflects conversion of Class B shares to Class A shares after eight years.
(3)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-14

F. Strong Advisor Large Company Core Fund/Strong Value Fund/WF Large Company Core Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Large Company Core Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for (1) the Strong Advisor Large Company Core Fund only, (2) the Strong Value Fund only, and (3) all Funds, taking into account the assets for each Fund and each of the affected share Classes. For the Strong Funds, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(4)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions

Class A
Strong Advisor Large Company Core	0.75%	0.25%	0.59%	1.59	%(5)	0.123%	1.467	%(5)(6)
Pro Forma-WF Large Company Core(1)	0.75%	—	0.72%	1.47%		0.22%	1.25	%(7)
Pro Forma-WF Large Company Core(3)	0.75%	—	0.69%	1.44%		0.19%	1.25	%(7)
Class B
Strong Advisor Large Company Core	0.75%	1.00%	0.63%	2.38	%(5)	0.033%	2.347	%(5)(6)
Pro Forma-WF Large Company Core(1)	0.75%	0.75%	0.72%	2.22%		0.22%	2.00	%(7)
Pro Forma-WF Large Company Core(3)	0.75%	0.75%	0.69%	2.19%		0.19%	2.00	%(7)
Class C
Strong Advisor Large Company Core	0.75%	1.00%	0.76%	2.51	%(5)	0.043%	2.467	%(5)(6)
Pro Forma-WF Large Company Core(1)	0.75%	0.75%	0.72%	2.22%		0.22%	2.00	%(7)
Pro Forma-WF Large Company Core(3)	0.75%	0.75%	0.69%	2.19%		0.19%	2.00	%(7)
Class K/Institutional Class
Strong Advisor Large Company Core	0.75%	—	0.55%	1.30	%(5)	0.343%	0.957	%(5)(6)
Pro Forma-WF Large Company Core(1)	0.75%	—	0.54%	1.29%		0.34%	0.95	%(7)
Pro Forma-WF Large Company Core(3)	0.75%	—	0.51%	1.26%		0.31%	0.95	%(7)
Investor Class/Class Z
Strong Value	0.75%	—	0.79%	1.54	%(5)	0.033%	1.507	%(5)(6)
Pro Forma-WF Large Company Core(2)	0.75%	—	0.93%	1.68%		0.26%	1.42	%(7)
Pro Forma-WF Large Company Core(3)	0.75%	—	0.86%	1.61%		0.19%	1.42	%(7)

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class K shares of Strong Advisor Large Company Core Fund into the Class A, Class B, Class C, and Institutional Class shares, respectively, of the WF Large Company Core Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Value Fund into the Class Z shares of the WF Large Company Core Fund.
(3)

Assuming the reorganization of the Class A, Class B, Class C, and Class K shares of Strong Advisor Large Company Core Fund into the Class A, Class B, Class C, and Institutional Class shares of the WF Large Company Core Fund and the Investor Class shares of the Strong Value Fund into the Class Z shares of the WF Large Company Core Fund.

(4)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(5)

The Advisor Large Company Core Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and, for the Advisor Large Company Core Fund and the Value Fund, with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were as follows:

Strong Advisor Large Company Core
Class A	1.46%
Class B	2.30%
Class C	2.37%
Class K	0.95%
Strong Value Investor Class	1.48%

        SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

A-15

(6)

SCM contractually agreed to waive management fees and/or absorb expenses until May 1, 2006 to keep Total Annual Operating Expenses at no more than 1.50% for Class A of the Advisor Large Company Core Fund, 2.50% for Classes B and C of the Advisor Large Company Core Fund, and 0.99% for Class K of the Advisor Large Company Core Fund.In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(7)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(8)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Large Company Core	$716	$1,037	$1,380	$2,346
Pro Forma-WF Large Company Core(1)	$695	$971	$1,291	$2,195
Pro Forma-WF Large Company Core(3)	$695	$968	$1,282	$2,168
Class B
Strong Advisor Large Company Core
(if you redeem your shares)	$738	$1,139	$1,467	$2,517(4)
(if you do not redeem your shares)	$238	$739	$1,267	$2,517(4)
Pro Forma-WF Large Company Core(1)
(if you redeem your shares)	$703	$951	$1,349	$2,240(5)
(if you do not redeem your shares)	$203	$651	$1,149	$2,240(5)
Pro Forma-WF Large Company Core(3)
(if you redeem your shares)	$703	$948	$1,339	$2,213(5)
(if you do not redeem your shares)	$203	$648	$1,139	$2,213(5)
Class C
Strong Advisor Large Company Core
(f you redeem your shares)	$350	$777	$1,332	$2,843
(if you do not redeem your shares)	$250	$777	$1,332	$2,843
Pro Forma-WF Large Company Core(1)
(if you redeem your shares)	$303	$651	$1,149	$2,519
(if you do not redeem your shares)	$203	$651	$1,149	$2,519
Pro Forma-WF Large Company Core(3)
(if you redeem your shares)	$303	$648	$1,139	$2,493
(if you do not redeem your shares)	$203	$648	$1,139	$2,493
Class K/Institutional Class
Strong Advisor Large Company Core	$98	$378	$680	$1,538
Pro Forma-WF Large Company Core(1)	$97	$340	$641	$1,495
Pro Forma-WF Large Company Core(3)	$97	$337	$630	$1,466
Investor Class/Class Z
Strong Value	$153	$483	$836	$1,832
Pro Forma-WF Large Company Core(2)	$145	$477	$862	$1,942
Pro Forma-WF Large Company Core(3)	$145	$470	$839	$1,878

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class K shares of Strong Advisor Large Company Core Fund into the Class A, Class B, Class C, and Institutional Class shares, respectively, of the WF Large Company Core Fund.

A-16

(2)	Assuming the reorganization of the Investor Class shares of the Strong Value Fund into the Class Z shares of the WF Large Company Core Fund.
(3)

Assuming the reorganization of the Class A, Class B, Class C, and Class K shares of Strong Advisor Large Company Core Fund into the Class A, Class B, Class C, and Institutional Class shares of the WF Large Company Core Fund and the Investor Class shares of the Strong Value Fund into the Class Z shares of the WF Large Company Core Fund.

(4)	Reflects conversion of Class B shares to Class A shares after eight years.
(5)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

G.       Strong Advisor Mid Cap Growth Fund/WF Montgomery Mid Cap Growth Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Montgomery Mid Cap Growth Fund’s expenses as if the Reorganization had occurred in the period ended March 31, 2004 for the Strong Advisor Mid Cap Growth Fund. The TotalAnnual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period for the Wells Fargo Fund and 12-month period for the Strong Fund ended March 31, 2004.

Fund	Management Fees(2)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(7)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor Mid Cap Growth	0.75%	0.25%	0.67%	1.67	%(3)	-	1.67	%(3)(4)
WF Montgomery Mid Cap Growth	0.75%	-	0.66%	1.41%		-	1.41	%(5)
Pro Forma-WF Montgomery
Mid Cap Growth(1)	0.75%	-	0.69%	1.44%		0.04%	1.40	%(6)
Class B
Strong Advisor Mid Cap Growth	0.75%	1.00%	0.88%	2.63	%(3)	0.13%	2.50	%(3)(4)
WF Montgomery Mid Cap Growth	0.75%	0.75%	0.66%	2.16%		-	2.16	%(5)
Pro Forma-WF Montgomery
Mid Cap Growth(1)	0.75%	0.75%	0.69%	2.19%		0.04%	2.15	%(6)
Class C
Strong Advisor Mid Cap Growth	0.75%	1.00%	0.92%	2.67	%(3)	0.17%	2.50	%(3)(4)
WF Montgomery Mid Cap Growth	0.75%	0.75%	0.66%	2.16%		-	2.16	%(5)
Pro Forma-WF Montgomery
Mid Cap Growth(1)	0.75%	0.75%	0.69%	2.19%		0.04%	2.15	%(6)
Class Z
Strong Advisor Mid Cap Growth	0.75%	-	1.06%	1.81	%(3)	-	1.81	%(3)(4)
Pro Forma-WF Montgomery
Mid Cap Growth(1)	0.75%	-	0.86%	1.61%		0.04%	1.57	%(6)

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Mid Cap Growth Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Montgomery Mid Cap Growth Fund.

(2)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(3)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 1.58% for Class A shares, 2.44% for Class B shares, 2.43% for Class C shares, and 1.72% for Class Z shares of the Fund. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time

(4)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 1.55% for Class A shares, 2.41% for Class B shares, 2.40% for Class C shares, and 1.69% for Class Z shares.

A-17

(5)

Funds Management has committed (a) through January 31, 2005 to waive fees and/or reimburse expenses to the extent necessary to maintain the WF Montgomery Mid Cap Growth Fund’s net operating expense ratio at 1.45% for Class A shares and 2.20% for Class B and Class C shares, and (b) from February 1, 2005 through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the WF Montgomery Mid Cap Growth Fund’s net operating expense ratio at 1.40% for Class A shares and 2.15% for Class B and Class C shares,

(6)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(7)

Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period for the Wells Fargo Fund and twelve-month period for the Strong Fund ended March 31, 2004.

Example

               This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Mid Cap Growth	$735	$1,071	$1,429	$2,437
WF Montgomery Mid Cap Growth	$710	$996	$1,302	$2,169
Pro Forma-WF Montgomery Mid Cap Growth(1)	$709	$997	$1,310	$2,196
Class B
Strong Advisor Mid Cap Growth
(if you redeem your shares)	$751	$1,203	$1,582	$2,719	(2)
(if you do not redeem your shares)	$251	$803	$1,382	$2,719	(2)
WF Montgomery Mid Cap Growth
(if you redeem your shares)	$719	$976	$1,359	$2,213	(3)
(if you do not redeem your shares)	$219	$676	$1,159	$2,213	(3)
Pro Forma-WF Montgomery Mid Cap Growth(1)
(if you redeem your shares)	$718	$978	$1,368	$2,241	(3)
(if you do not redeem your shares)	$218	$678	$1,168	$2,241	(3)
Class C
Strong Advisor Mid Cap Growth
(if you redeem your shares)	$351	$812	$1,400	$2,993
(if you do not redeem your shares)	$251	$812	$1,400	$2,993
WF Montgomery Mid Cap Growth
(if you redeem your shares)	$319	$676	$1,159	$2,493
(if you do not redeem your shares)	$219	$676	$1,159	$2,493
Pro Forma-WF Montgomery Mid Cap Growth(1)
(if you redeem your shares)	$318	$678	$1,168	$2,519
(if you do not redeem your shares)	$218	$678	$1,168	$2,519
Class Z
Strong Advisor Mid Cap Growth	$181	$566	$976	$2,122
Pro Forma-WF Montgomery Mid Cap Growth(1)	$160	$500	$869	$1,906

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Mid Cap Growth Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Montgomery Mid Cap Growth Fund.

(2)	Reflects conversion of Class B shares to Class A shares after eight years.
(3)	Reflects conversion of Class B shares to Class A shares after seven years

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-18

H. Strong Advisor Municipal Bond Fund/Strong Municipal Bond Fund/WF Municipal Bond Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Municipal Bond Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for (1) the Strong Advisor Municipal Bond Fund only, (2) the Strong Municipal Bond Fund only, and (3) all Funds, taking into account the assets for each Fund and each of the affected share classes. For the Strong Funds, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(4)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions

Class A
Strong Advisor Municipal Bond	0.37%	0.25%	0.60%	1.22	%(5)	—	1.22	%(5)(7)
Pro Forma-WF Municipal Bond(1)	0.40%	—	0.69%	1.09%		0.24%	0.85	%(6)
Pro Forma-WF Municipal Bond(3)	0.40%	—	0.65%	1.05%		0.20%	0.85	%(6)
Class B
Strong Advisor Municipal Bond	0.37%	1.00%	0.61%	1.98	%(5)	—	1.98	%(5)(7)
Pro Forma-WF Municipal Bond(1)	0.40%	0.75%	0.69%	1.84%		0.24%	1.60	%(6)
Pro Forma-WF Municipal Bond(3)	0.40%	0.75%	0.65%	1.80%		0.20%	1.60	%(6)
Class C
Strong Advisor Municipal Bond	0.37%	1.00%	0.61%	1.98	%(5)	—	1.98	%(5)(7)
Pro Forma-WF Municipal Bond(1)	0.40%	0.75%	0.69%	1.84%		0.24%	1.60	%(6)
Pro Forma-WF Municipal Bond(3)	0.40%	0.75%	0.65%	1.80%		0.20%	1.60	%(6)
Institutional Class
Strong Advisor Municipal Bond	0.37%	—	0.16%	0.53	%(5)	—	0.53	%(5)(7)
Pro Forma-WF Municipal Bond(1)	0.40%	—	0.51%	0.91%		0.43%	0.48	%(6)
Pro Forma-WF Municipal Bond(3)	0.40%	—	0.47%	0.87%		0.39%	0.48	%(6)
Investor Class
Strong Municipal Bond	0.35%	—	0.51%	0.86	%(5)	—	0.86	%(5)(7)
Pro Forma-WF Municipal Bond(2)	0.40%	—	0.84%	1.24%		0.44%	0.80	%(6)
Pro Forma-WF Municipal Bond(3)	0.40%	—	0.82%	1.22%		0.42%	0.80	%(6)

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Institutional Class shares of Strong Advisor Municipal Bond Fund into the Class A, Class B, Class C, and Institutional Class shares, respectively, of the WF Municipal Bond Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Municipal Bond Fund into the Investor Class shares of the WF Municipal Bond Fund.
(3)

Assuming the reorganization of the Class A, Class B, Class C, and Institutional Class shares of Strong Advisor Municipal Bond Fund into the Class A, Class B, Class C, and Institutional Class shares of the WF Municipal Bond Fund and the Investor Class shares of the Strong Municipal Bond Fund into the Investor Class shares of the WF Municipal Bond Fund.

(4)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(5)	With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were as follows:

Strong Advisor Municipal Bond
Class A	1.20%
Class B	1.96%
Class C	1.96%
Institutional Class	0.52%
Strong Municipal Bond Investor Class	0.84%

SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.
(6)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(7)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 1.17%, 1.93%, 1.92% and 0.48% for Class A, Class B, Class C, and Institutional Class, respectively, of the Advisor Municipal Bond Fund and 0.80% for the Municipal Bond Fund. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

A-19

(8)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Municipal Bond	$569	$820	$1,090	$1,861
Pro Forma-WF Municipal Bond(1)	$533	$734	$978	$1,677
Pro Forma-WF Municipal Bond(3)	$533	$730	$965	$1,639

Class B
Strong Advisor Municipal Bond
(if you redeem your shares)	$701	$1,021	$1,268	$2,110	(4)
(if you do not redeem your shares)	$201	$621	$1,068	$2,110	(4)
Pro Forma-WF Municipal Bond(1)
(if you redeem your shares)	$663	$831	$1,150	$1,828)
(if you do not redeem your shares)	$163	$531	$950	$1,828	(5)
Pro Forma-WF Municipal Bond(3)
(if you redeem your shares)	$663	$826	$1,137	$1,791	(5)
(if you do not redeem your shares)	$163	$526	$937	$1,791	(5)
Class C
Strong Advisor Municipal Bond
(if you redeem your shares)	$301	$621	$1,068	$2,306
(if you do not redeem your shares)	$201	$621	$1,068	$2,306
Pro Forma-WF Municipal Bond(1)
(if you redeem your shares)	$263	$531	$950	$2,118
(if you do not redeem your shares)	$163	$531	$950	$2,118
Pro Forma-WF Municipal Bond(3)
(if you redeem your shares)	$263	$526	$937	$2,082
(if you do not redeem your shares)	$163	$526	$937	$2,082
Institutional Class
Strong Advisor Municipal Bond	$54	$170	$296	$665
Pro Forma-WF Municipal Bond(1)	$49	$202	$417	$1,038
Pro Forma-WF Municipal Bond(3)	$49	$197	$404	$998
Investor Class
Strong Municipal Bond	$88	$274	$477	$1,061
Pro Forma-WF Municipal Bond(2)	$82	$304	$594	$1,420
Pro Forma-WF Municipal Bond(3)	$82	$302	$587	$1,401

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Institutional Class shares of Strong Advisor Municipal Bond Fund into the Class A, Class B, Class C, and Institutional Class shares, respectively, of the WF Municipal Bond Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Municipal Bond Fund into the Investor Class shares of the WF Municipal Bond Fund.

A-20

(3)

Assuming the reorganization of the Class A, Class B, Class C, and Institutional Class shares of Strong Advisor Municipal Bond Fund into the Class A, Class B, Class C, and Institutional Class shares of the WF Municipal Bond Fund and the Investor Class shares of the Strong Municipal Bond Fund into the Investor Class shares of the WF Municipal Bond Fund.

(4)	Reflects conversion of Class B shares to Class A shares after eight years.
(5)	Reflects conversion of Class B shares to Class A shares after seven years.

I. Strong Advisor Select Fund/WF Endeavor Select Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Endeavor Select Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for the Strong Advisor Select Fund. For the Strong Fund, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees(2)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions

Class A
Strong Advisor Select	0.75%	0.25%	0.61%	1.61	%(3)	0.033%	1.577	%(3)(4)
Pro Forma-WF Endeavor Select(1)	0.75%	—	0.75%	1.50%		0.25%	1.25	%(5)
Class B
Strong Advisor Select	0.75%	1.00%	0.67%	2.42	%(3)	0.033%	2.387	%(3)(4)
Pro Forma-WF Endeavor Select(1)	0.75%	0.75%	0.75%	2.25%		0.25%	2.00	%(5)
Class C
Strong Advisor Select	0.75%	1.00%	0.67%	2.42	%(3)	0.033%	2.387	%(5)
Pro Forma-WF Endeavor Select(1)	0.75%	0.75%	0.75%	2.25%		0.25%	2.00	%(5)

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Select Fund into the Class A, Class B, and Class C shares, respectively, of the WF Endeavor Select Fund.
(2)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(3)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Funds’ Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were 1.55%, 2.33%, and 2.34% for Classes A, B, and C, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(4)

SCM contractually agreed to waive management fees and/or absorb expenses until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.50% for Classes A, B, and C. Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004

A-21

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Select	$726	$1,051	$1,398	$2,374
Pro Forma-WF Endeavor Select(1)	$695	$974	$1,301	$2,221
Class B
Strong Advisor Select
(if you redeem your shares)	$742	$1,151	$1,488	$2,553	(2)
(if you do not redeem your shares)	$242	$751	$1,288	$2,553	(2)
Pro Forma-WF Endeavor Select(1)
(if you redeem your shares)	$703	$954	$1,358	$2,266	(3)
(if you do not redeem your shares)	$203	$654	$1,158	$2,266	(3)
Class C
Strong Advisor Select
(if you redeem your shares)	$342	$751	$1,288	$2,754
(if you do not redeem your shares)	$242	$751	$1,288	$2,754
Pro Forma-WF Endeavor Select(1)
(if you redeem your shares)	$303	$654	$1,158	$2,545
(if you do not redeem your shares)	$203	$654	$1,158	$2,545

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Select Fund into the Class A, Class B, and Class C shares, respectively, of the WF Endeavor Select Fund.
(2)	Reflects conversion of Class B shares to Class A shares after eight years.
(3)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-22

J.     Strong Advisor Short Duration Bond Fund/WF Ultra-Short Duration Bond Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Ultra-Short Duration Bond Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Advisor Short Duration Bond Fund. For the Strong Funds, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(2)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions

Class A
Strong Advisor Short Duration Bond	0.375%	0.25%	0.665%	1.29	%(3)	-	1.29	%(3)(5)
Pro Forma-WF Ultra-
Short Duration Bond(1)	0.45%	-	0.79%	1.24%		0.44%	0.80	%(3)(5)
Class B
Strong Advisor Short Duration Bond	0.375%	1.00%	0.715%	2.09	%(3)	-	2.09	%(3)(5)
Pro Forma-WF Ultra-
Short Duration Bond(1)	0.45%	0.75%	0.79%	1.99%		0.44%	1.55	%(4)
Class C
Strong Advisor Short Duration Bond	0.375%	1.00%	0.695%	2.07	%(3)	-	2.07	%(3)(5)
Pro Forma-WF Ultra-
Short Duration Bond(1)	0.45%	0.75%	0.79%	1.99%		0.44%	1.55	%(4)
Class Z
Strong Advisor Short Duration Bond	0.375%	-	0.785%	1.16	%(3)	-	1.16	%(3)(5)
Pro Forma-WF Ultra-
Short Duration Bond(1)	0.45%	-	0.96%	1.41%		0.44%	0.97	%(4)

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Short Duration Bond Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Ultra-Short Duration Bond Fund.

(2)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(3)

With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 1.13%, 2.00%, 2.00%, and 1.14% for Classes A, B, C, and Z, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(5)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 1.10%, 1.97%, 1.97%, and 1.10% for Classes A, B, C, and Z, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004

A-23

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Short Duration Bond	$353	$625	$917	$1,746
Pro Forma-WF Ultra-Short Duration Bond(1)	$280	$498	$782	$1,592
Class B
Strong Advisor Short Duration Bond
(if you redeem your shares)	$712	$1,055	$1,324	$2,216	(2)
(if you do not redeem your shares)	$212	$655	$1,124	$2,216	(2)
Pro Forma-WF Ultra-Short Duration Bond(1)
(if you redeem your shares)	$308	$537	$903	$1,705	(2)
(if you do not redeem your shares)	$158	$537	$903	$1,705	(3)
Class C
Strong Advisor Short Duration Bond
(if you redeem your shares)	$310	$649	$1,114	$2,400
(if you do not redeem your shares)	$210	$649	$1,114	$2,400
Pro Forma-WF Ultra-Short Duration Bond(1)
(if you redeem your shares)	$258	$537	$989	$2,244
(if you do not redeem your shares)	$158	$537	$989	$2,244
Class Z
Strong Advisor Short Duration Bond	$118	$368	$638	$1,409
Pro Forma-WF Ultra-Short Duration Bond(1)	$99	$357	$685	$1,612

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Short Duration Bond Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Ultra-Short Duration Bond Fund.

(2)	Reflects conversion of Class B shares to Class A shares after eight years.
(3)	Reflects conversion of Class B shares to Class A shares after four years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-24

K.      Strong Advisor Small Cap Value Fund/Strong Multi Cap Value Fund/WF Small Cap Value Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Small Cap Value Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for (1) the Strong Advisor Small Cap Value Fund only, (2) the Strong Multi Cap Value Fund only, and (3) all Funds, taking into account the assets for each Fund and each of the affected share Classes. For the Strong Funds, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees		12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor Small Cap Value	0.75	%(4)	0.25%	0.57%	1.57	%(5)	0.033%	1.537	%(5)(6)
Pro Forma-WF Small Cap Value(1)	0.83	%(4)	—	0.63%	1.46%		0.02%	1.44	%(7)
Pro Forma-WF Small Cap Value(3)	0.83	%(4)	—	0.63%	1.46%		0.02%	1.44	%(7)
Class B
Strong Advisor Small Cap Value	0.75	%(4)	1.00%	0.61%	2.36	%(5)	0.033%	2.327	%(5)(6)
Pro Forma-WF Small Cap Value(1)	0.83	%(4)	0.75%	0.63%	2.21%		0.02%	2.19	%(7)
Pro Forma-WF Small Cap Value(3)	0.83	%(4)	0.75%	0.63%	2.21%		0.02%	2.19	%(7)
Class C
Strong Advisor Small Cap Value	0.75	%(4)	1.00%	0.61%	2.36	%(5)	0.033%	2.327	%(5)(6)
Pro Forma-WF Small Cap Value(1)	0.83	%(4)	0.75%	0.63%	2.21%		0.02%	2.19	%(7)
Pro Forma-WF Small Cap Value(3)	0.83	%(4)	0.75%	0.63%	2.21%		0.02%	2.19	%(7)
Investor Class/Class Z
Strong Advisor Small Cap Value	0.75	%(4)	—	0.66%	1.41	%(5)	0.033%	1.377	%(5)(6)
Strong Multi Cap Value	0.75%		—	0.87%	1.62	%(5)	0.033%	1.587	%(5)(6)
Pro Forma-WF Small Cap Value(1)	0.83	%(4)	—	0.80%	1.63%		0.27%	1.36	%(7)
Pro Forma-WF Small Cap Value(2)	0.90	%(4)	—	0.85%	1.75%		0.39%	1.36	%(7)
Pro Forma-WF Small Cap Value(3)	0.83	%(4)	—	0.80%	1.63%		0.27%	1.36	%(7)

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Small Cap Value Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Small Cap Value Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Multi Cap Value Fund into the Class Z shares of the WF Small Cap Value Fund.
(3)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Small Cap Value Fund into the Class A, Class B, Class C, and Class Z shares of the WF Small Cap Value Fund and the Investor Class shares of the Strong Multi Cap Value Fund into the Class Z shares of the WF Small Cap Value Fund.

(4)

The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(5)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were as follows:

Strong Advisor U.S. Value
Class A	1.15%
Class B	2.29%
Class C	2.29%
Class Z	1.36%
Strong Strategic Value Investor Class	1.95%

        SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

A-25

(7)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(8)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Small Cap Value	$711	$1,039	$1,378	$2,332
Pro Forma-WF Small Cap Value(1)	$713	$1,006	$1,323	$2,218
Pro Forma-WF Small Cap Value (3)	$713	$1,006	$1,323	$2,218
Class B
Strong Advisor Small Cap Value
(if you redeem your shares)	$736	$1,133	$1,457	$2,497	(4)
(if you do not redeem your shares)	$236	$733	$1,257	$2,497	(4)
Pro Forma-WF Small Cap Value(1)
(if you redeem your shares)	$722	$987	$1,381	$2,263	(5)
(if you do not redeem your shares)	$222	$687	$1,181	$2,263	(5)
Pro Forma-WF Small Cap Value (3)
(if you redeem your shares)	$722	$987	$1,381	$2,263	(5)
(if you do not redeem your shares)	$222	$687	$1,181	$2,263	(5)
Class C
Strong Advisor Small Cap Value
(if you redeem your shares)	$336	$733	$1,257	$2,694
(if you do not redeem your shares)	$236	$733	$1,257	$2,694
Pro Forma-WF Small Cap Value(1)
(if you redeem your shares)	$322	$687	$1,181	$2,541
(if you do not redeem your shares)	$222	$687	$1,181	$2,541
Pro Forma-WF Small Cap Value (3)
(if you redeem your shares)	$322	$687	$1,181	$2,541
(if you do not redeem your shares)	$222	$687	$1,181	$2,541
Investor Class/Class Z
Strong Advisor Small Cap Value	$140	$443	$768	$1,688
Strong Multi Cap Value	$161	$508	$878	$1,919
Pro Forma-WF Small Cap Value(1)	$138	$460	$834	$1,886
Pro Forma-WF Small Cap Value (2)	$138	$473	$874	$1,996
Pro Forma-WF Small Cap Value (3)	$138	$460	$834	$1,886

(1)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Small Cap Value Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Small Cap Value Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Multi Cap Value Fund into the Class Z shares of the WF Small Cap Value Fund.
(3)

Assuming the reorganization of the Class A, Class B, Class C, and Class Z shares of Strong Advisor Small Cap Value Fund into the Class A, Class B, Class C, and Class Z shares of the WF Small Cap Value Fund and the Investor Class shares of the Strong Multi Cap Value Fund into the Class Z shares of the WF Small Cap Value Fund.

(4)	Reflects conversion of Class B shares to Class A shares after eight years.
(5)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-26

L.     Strong Advisor Strategic Income Fund/WF Strategic Income Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Strategic Income Fund’s expenses as if the Reorganization had occurred in the period ended April 30, 2004 for the Strong Advisor Strategic Income Fund. For the Strong Fund, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended April 30, 2004.

Fund	Management Fees(2)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(6)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor Strategic Income	0.50%	0.25%	0.79%	1.54	%(3)	—	1.54	% (3)(5)
Pro Forma-WF Strategic Income(1)	0.55%	—	1.02%	1.57%		0.47%	1.10	%(4)
Class B
Strong Advisor Strategic Income	0.50%	1.00%	0.81%	2.31	%(3)	—	2.31	%(3)(5)
Pro Forma-WF Strategic Income(1)	0.55%	0.75%	1.02%	2.32%		0.47%	1.85	%(4)
Class C
Strong Advisor Strategic Income	0.50%	1.00%	0.86%	2.36	%(3)	—	2.36	%(3)(5)
Pro Forma-WF Strategic Income(1)	0.55%	0.75%	1.02%	2.32%		0.47%	1.85	%(4)

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Strategic Income Fund into the Class A, Class B, and Class C shares, respectively, of the WF Strategic Income Fund.

(2)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(3)

With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 1.13%, 2.29%, and 2.34% for Classes A, B, and C, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(4)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(5)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 1.10%, 2.26%, and 2.31% for Classes A, B, and C, respectively. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

For the Strong Fund, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended April 30, 2004

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Strategic Income	$600	$915	$1,252	$2,202
Pro Forma-WF Strategic Income(1)	$557	$833	$1,179	$2,155

A-27

Fund	1 year	3 years	5 years	10 years

Class B
Strong Advisor Strategic Income —
(if you redeem your shares)	$734	$1,121	$1,435	$2,453(2)
(if you do not redeem your shares)	$234	$721	$1,235	$2,453(2)
Pro Forma-WF Strategic Income(1)
(if you redeem your shares)	$688	$932	$1,353	$2,303(3)
(if you do not redeem your shares)	$188	$632	$1,153	$2,303(3)
Class C
Strong Advisor Strategic Income —
(if you redeem your shares)	$339	$736	$1,260	$2,696
(if you do not redeem your shares)	$239	$736	$1,260	$2,696
Pro Forma-WF Strategic Income(1)
(if you redeem your shares)	$288	$632	$1,153	$2,581
(if you do not redeem your shares)	$188	$632	$1,153	$2,581

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Strategic Income Fund into the Class A, Class B, and Class C shares, respectively, of the WF Strategic Income Fund.

(2)	Reflects conversion of Class B shares to Class A shares after eight years.
(3)	Reflects conversion of Class B shares to Class A shares after seven years

M.      Strong Advisor Technology Fund/Strong Technology 100 Fund/WF Specialized Technology Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Specialized Technology Fund’s expenses as if the Reorganization had occurred in the period ended March 31, 2004 for (1) the Strong Advisor Technology Fund only, (2) the Strong Technology 100 Fund only, and (3) all Funds, taking into account the assets for each Fund and each of the affected share classes. The Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period for the Wells Fargo Fund and 12-month period for the Strong Funds ended March 31, 2004.

Fund	Management Fees(4)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(9)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor Technology	0.75%	0.25%	2.66%	3.66	%(5)	1.16%	2.50	%(5)(6)
WF Specialized Technology	1.05%	—	0.74%	1.79%		0.04%	1.75	%(7)
Pro Forma-WF Specialized Technology(1)	1.05%	—	0.73%	1.78%		0.03%	1.75	%(8)
Pro Forma-WF Specialized Technology(3)	1.05%	—	0.73%	1.78%		0.03%	1.75	%(8)
Class B/Class A
Strong Advisor Technology	0.75%	1.00%	2.68%	4.43	%(5)	1.93%	2.50	%(5)(6)
WF Specialized Technology	1.05%	—	0.74%	1.79%		0.04%	1.75	%(7)
Pro Forma-WF Specialized Technology(1)	1.05%	—	0.73%	1.78%		0.03%	1.75	%(8)
Pro Forma-WF Specialized Technology(3)	1.05%	—	0.73%	1.78%		0.03%	1.75	%(8)
Class C/Class A
Strong Advisor Technology	0.75%	1.00%	2.78%	4.53	%(5)	2.03%	2.50	%(5)(6)
WF Specialized Technology	1.05%	—	0.74%	1.79%		0.04%	1.75	%(7)
Pro Forma-WF Specialized Technology(1)	1.05%	—	0.73%	1.78%		0.03%	1.75	%(8)
Pro Forma-WF Specialized Technology(3)	1.05%	—	0.73%	1.78%		0.03%	1.75	%(8)
Investor Class/Class Z
Strong Technology 100	0.75%	—	1.51%	2.26	%(5)	0.26%	2.00	%(5)(6)
Pro Forma-WF Specialized Technology(2)	1.05%	—	0.90%	1.95%		0.05%	1.90	%(8)
Pro Forma-WF Specialized Technology(3)	1.05%	—	0.90%	1.95%		0.05%	1.90	%(8)

A-28

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Technology Fund into the Class A shares of the WF Specialized Technology Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Technology 100 Fund into the Class Z shares of the WF Specialized Technology Fund.
(3)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Technology Fund into the Class A shares of the WF Specialized Technology Fund and the Investor Class shares of the Strong Technology 100 Fund into the Class Z shares of the WF Specialized Technology Fund.

(4)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(5)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, Net Annual Operating Expenses were as follows:

Strong Advisor Technology
Class A	2.10%
Class B	2.07%
Class C	2.07%
Strong Technology 100
Investor Class	1.98%

          SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

SCM contractually agreed to waive management fees and/or absorb expenses until May 1, 2006 to keep Total Annual Operating Expenses at no more than 2.50% for Classes A, B, and C of the Advisor Technology Fund and at no more than 2.00% for the Technology 100 Fund. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 2.07%, 2.04%, and 2.03% for Classes A, B, and C of the Advisor Technology Fund, and 1.94% for the Technology 100 Fund. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(7)

Funds Management has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the WF Specialized Technology Fund’s net operating expense ratio shown.

(8)	Funds Management has committed through at least April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(9)

Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period for the Wells Fargo Fund and twelve-month period for the Strong Funds ended March 31, 2004.

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Technology	$814	$1,529	$2,265	$4,191
WF Specialized Technology	$743	$1,102	$1,485	$2,556
Pro Forma-WF Specialized Technology(1)	$743	$1,098	$1,479	$2,546
Pro Forma-WF Specialized Technology(3)	$743	$1,098	$1,479	$2,546

A-29

Fund	1 year	3 years	5 years	10 years

Class B/Class A
Strong Advisor Technology
(if you redeem your shares)	$753	$1,567	$2,292	$4,288	(4)
(if you do not redeem your shares)	$253	$1,167	$2,092	$4,288	(4)
WF Specialized Technology	$743	$1,102	$1,485	$2,556
Pro Forma-WF Specialized Technology(1)	$743	$1,098	$1,479	$2,546
Pro Forma-WF Specialized Technology(3)	$743	$1,098	$1,479	$2,546
Class C/Class A
Strong Advisor Technology —
(if you redeem your shares)	$353	$1,187	$2,130	$4,525
(if you do not redeem your shares)	$253	$1,187	$2,130	$4,525
WF Specialized Technology	$743	$1,102	$1,485	$2,556
Pro Forma-WF Specialized Technology(1)	$743	$1,098	$1,479	$2,546
Pro Forma-WF Specialized Technology(3)	$743	$1,098	$1,479	$2,546
Investor Class/Class Z
Strong Technology 100	$200	$679	$1,184	$2,574
Pro Forma-WF Specialized Technology(2)	$193	$602	$1,043	$2,268
Pro Forma-WF Specialized Technology(3)	$193	$602	$1,043	$2,268

(1)	Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Technology Fund into the Class A shares of the WF Specialized Technology Fund.
(2)	Assuming the reorganization of the Investor Class shares of the Strong Technology 100 Fund into the Class Z shares of the WF Specialized Technology Fund.
(3)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor Technology Fund into the Class A shares of the WF Specialized Technology Fund and the Investor Class shares of the Strong Technology 100 Fund into the Class Z shares of the WF Specialized Technology Fund.

(4)	Reflects conversion of Class B shares to Class A shares after eight years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-30

N.      Strong Advisor U.S. Small/Mid Cap Growth Fund/ Strong U.S. Emerging Growth Fund/WF Montgomery Small Cap Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Montgomery Small Cap Fund’s expenses as if the Reorganization had occurred in the period ended March 31, 2004 for (1) the Strong Advisor U.S. Small/Mid Cap Growth Fund only, (2) the Strong U.S. Emerging Growth Fund only, (3) both the Strong Advisor U.S. Small/Mid Cap Growth Fund and the Strong U.S. Emerging Growth Fund, (4) both the Strong Advisor U.S. Small/Mid Cap Growth Fund and WF Small Cap Growth Fund, (5) both the Strong U.S. Emerging Growth Fund and WF Small Cap Growth Fund, and (6) all Funds, taking into account the assets for each Fund and each of the affected share Classes. The Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period for the Wells Fargo Fund and 12-month period for the Strong Funds ended March 31, 2004.

Fund	Management Fees(7)	12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(12)		Contractual Fee Waivers and/or Absorptions		Net Annual Operating Expenses (after contractual waivers and/or absorptions)
Class A
Strong Advisor U.S.
Small/Mid Cap Growth	0.75%	0.25%	1.81%	2.81	%(8)	0.31%		2.50	%(8)(9)
WF Montgomery Small Cap	0.90%	—	0.72%	1.62%		0.22%		1.40	%(10)
Pro Forma-WF Montgomery Small Cap(1)	0.90%	—	0.70%	1.60%		0.20%		1.40	%(11)
Pro Forma-WF Montgomery Small Cap(3)	0.90%	—	0.67%	1.57%		0.17%		1.40	%(11)
Pro Forma-WF Montgomery Small Cap(4)	0.90%	—	0.66%	1.56%		0.16%		1.40	%(11)
Pro Forma-WF Montgomery Small Cap(6)	0.90%	—	0.66%	1.56%		0.16%		1.40	%(11)
Class B
Strong Advisor U.S.
Small/Mid Cap Growth	0.75%	1.00%	1.85%	3.60	%(8)	1.10%		2.50	%(8)(9)
WF Montgomery Small Cap	0.90%	0.75%	0.73%	2.38%		0.23%		2.15	%(10)
Pro Forma-WF Montgomery Small Cap(1)	0.90%	0.75%	0.70%	2.35%		0.20%		2.15	%(11)
Pro Forma-WF Montgomery Small Cap(3)	0.90%	0.75%	0.67%	2.32%		0.17%		2.15	%(11)
Pro Forma-WF Montgomery Small Cap(4)	0.90%	0.75%	0.66%	2.31%		0.16%		2.15	%(11)
Pro Forma-WF Montgomery Small Cap(6)	0.90%	0.75%	0.66%	2.31%		0.16%		2.15	%(11)
Class C
Strong Advisor U.S.
Small/Mid Cap Growth	0.75%	1.00%	1.86%	3.61	%(8)	1.11%		2.50	%(8)(9)
WF Montgomery Small Cap	0.90%	0.75%	0.73%	2.38%		0.23%		2.15	%(10)
Pro Forma-WF Montgomery Small Cap(1)	0.90%	0.75%	0.70%	2.35%		0.20%		2.15	%(11)
Pro Forma-WF Montgomery Small Cap(3)	0.90%	0.75%	0.67%	2.32%		0.17%		2.15	%(11)
Pro Forma-WF Montgomery Small Cap(4)	0.90%	0.75%	0.66%	2.31%		0.16%		2.15	%(11)
Pro Forma-WF Montgomery Small Cap(6)	0.90%	0.75%	0.66%	2.31%		0.16%		2.15	%(11)
Investor Class/Class Z
Strong U.S. Emerging Growth	0.75%	—	0.92%	1.67	%(8)	1.67	%(8)(9)	1.67	%(8)(9)
Pro Forma-WF Montgomery Small Cap(2)	0.90%	—	0.85%	1.75%		0.18%		1.57	%(11)
Pro Forma-WF Montgomery Small Cap(3)	0.90%	—	0.84%	1.74%		0.17%		1.57	%(11)
Pro Forma-WF Montgomery Small Cap(5)	0.90%	—	0.83%	1.73%		0.16%		1.57	%(11)
Pro Forma-WF Montgomery Small Cap(6)	0.90%	—	0.83%	1.73%		0.16%		1.57	%(11)

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor U.S. Small/Mid Cap Growth Fund into the Class A, Class B, and Class C shares, respectively, of the WF Montgomery Small Cap Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class Z shares of the WF Montgomery Small Cap Fund.
(3)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund and the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Montgomery Small Cap Fund.

A-31

(4)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund into the Class A, Class B, and Class C shares, respectively, of the WF Montgomery Small Cap Fund and the WF Small Cap Growth Fund into the WF Montgomery Small Cap Fund.

(5)

Assuming the reorganization of the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class Z shares of the WF Montgomery Small Cap Fund and the WF Small Cap Growth Fund into the WF Montgomery Small Cap Fund.

(6)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund and the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Montgomery Small Cap Fund, and the WF Small Cap Growth Fund into the WF Montgomery Small Cap Fund.

(7)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(8)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions, Net Annual Operating Expenses were as follows:

Strong Advisor U.S. Small/Mid Cap Growth
Class A	2.36%
Class B	2.40%
Class C	2.33%
Strong U.S. Emerging Growth
Investor Class	1.61%

        SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(9)

SCM contractually agreed to waive management fees and/or absorb expenses until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.50% for Classes A, B, and C of the Advisor U.S. Small/Mid Cap Growth Fund. Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 2.33%, 2.36%, and 2.30% for Classes A, B, and C, respectively, of the Advisor U.S. Mid Cap Growth Fund and 1.58% for the U.S. Emerging Growth Fund. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(10)

Funds Management has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the WF Montgomery Small Cap Fund’s net operating expense ratio shown.

(11)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(12)

Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period for the Wells Fargo Fund and twelve-month period for the Strong Funds ended March 31, 2004

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor U.S. Small/Mid Cap Growth	$814	$1,369	$1,950	$3,515
WF Montgomery Small Cap	$709	$1,036	$1,386	$2,369
Pro Forma-WF Montgomery Small Cap(1)	$709	$1,013	$1,359	$2,333
Pro Forma-WF Montgomery Small Cap(3)	$709	$1,010	$1,350	$2,307
Pro Forma-WF Montgomery Small Cap(4)	$709	$1,009	$1,345	$2,294
Pro Forma- WF Montgomery Small Cap(6)	$709	$1,009	$1,345	$2,294

A-32

Fund	1 year	3 years	5 years	10 years

Class B
Strong Advisor U.S. Small/Mid Cap Growth
(if you redeem your shares)	$753	$1,401	$1,971	$3,616(7)
(if you do not redeem your shares)	$253	$1,001	$1,771	$3,616(7)
WF Montgomery Small Cap
(if you redeem your shares)	$718	$1,021	$1,450	$2,421(8)
(if you do not redeem your shares)	$218	$721	$1,250	$2,421(8)
Pro Forma-WF Montgomery Small Cap(1)
(if you redeem your shares)	$718	$994	$1,418	$2,379(8)
(if you do not redeem your shares)	$218	$694	$1,218	$2,379(8)
Pro Forma-WF Montgomery Small Cap(3)
(if you redeem your shares)	$718	$991	$1,409	$2,353(8)
(if you do not redeem your shares)	$218	$691	$1,209	$2,353(8)
Pro Forma-WF Montgomery Small Cap(4)
(if you redeem your shares)	$718	$989	$1,404	$2,340(8)
(if you do not redeem your shares)	$218	$689	$1,204	$2,340(8)
Pro Forma-WF Montgomery Small Cap(6)
(if you redeem your shares)	$718	$989	$1,404	$2,340(8)
(if you do not redeem your shares)	$218	$689	$1,204	$2,340(8)
Class C
Strong Advisor U.S. Small/Mid Cap Growth
(if you redeem your shares)	$353	$1,004	$1,776	$3,801
(if you do not redeem your shares)	$253	$1,004	$1,776	$3,801
WF Montgomery Small Cap
(if you redeem your shares)	$318	$721	$1,250	$2,699
(if you do not redeem your shares)	$218	$721	$1,250	$2,699
Pro Forma-WF Montgomery Small Cap(1)
(if you redeem your shares)	$318	$694	$1,218	$2,655
(if you do not redeem your shares)	$218	$694	$1,218	$2,655
Pro Forma-WF Montgomery Small Cap(3)
(if you redeem your shares)	$318	$691	$1,209	$2,629
(if you do not redeem your shares)	$218	$691	$1,209	$2,629
Pro Forma-WF Montgomery Small Cap(4)
(if you redeem your shares)	$318	$689	$1,204	$2,616
(if you do not redeem your shares)	$218	$689	$1,204	$2,616
Pro Forma-WF Montgomery Small Cap(6)
(if you redeem your shares)	$318	$689	$1,204	$2,616
(if you do not redeem your shares)	$218	$689	$1,204	$2,616
Investor Class/Class Z
Strong U.S. Emerging Growth	$168	$525	$906	$1,977
Pro Forma-WF Montgomery Small Cap(2)	$160	$515	$914	$2,032
Pro Forma-WF Montgomery Small Cap(3)	$160	$514	$911	$2,023
Pro Forma-WF Montgomery Small Cap(5)	$160	$512	$906	$2,009
Pro Forma-WF Montgomery Small Cap(6)	$160	$512	$906	$2,009

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor U.S. Small/Mid Cap Growth Fund into the Class A, Class B, and Class C shares, respectively, of the WF Montgomery Small Cap Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class Z shares of the WF Montgomery Small Cap Fund.
(3)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund and the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Montgomery Small Cap Fund.

(4)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund into the Class A, Class B, and Class C shares, respectively, of the WF Montgomery Small Cap Fund and the WF Small Cap Growth Fund into the WF Montgomery Small Cap Fund.

A-33

(5)

Assuming the reorganization of the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class Z shares of the WF Montgomery Small Cap Fund and the WF Small Cap Growth Fund into the WF Montgomery Small Cap Fund.

(6)

Assuming the reorganization of the Class A, Class B, and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund and the Investor Class shares of the Strong U.S. Emerging Growth Fund into the Class A, Class B, Class C, and Class Z shares, respectively, of the WF Montgomery Small Cap Fund, and the WF Small Cap Growth Fund into the WF Montgomery Small Cap Fund.

(7)	Reflects conversion of Class B shares to Class A shares after eight years.
(8)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

O.     Strong Advisor U.S. Value Fund/Strong Strategic Value Fund/WF U.S. Value Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF U.S. Value Fund’s expenses as if the Reorganization had occurred in the period ended June 30, 2004 for (1) the Strong Advisor U.S. Value Fund only, (2) the Strong Strategic Value Fund only, and (3) all Funds, taking into account the assets for each Fund and each of the affected share classes. For the Strong Funds, the Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period ended June 30, 2004.

Fund	Management Fees		12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor U.S. Value	0.55%		0.25%	0.62%	1.42	% (5)	0.033%	1.387	%(5)(6)
Pro Forma-WF U.S. Value(1)	0.75	%(4)	—	0.64%	1.39%		0.14%	1.25	%(7)
Pro Forma-WF U.S. Value(3)	0.75	%(4)	—	0.64%	1.39%		0.14%	1.25	%(7)
Class B
Strong Advisor U.S. Value	0.55%		1.00%	0.63%	2.18	%(5)	0.033%	2.147	%(5)(6)
Pro Forma-WF U.S. Value(1)	0.75	%(4)	0.75%	0.64%	2.14%		0.14%	2.00	%(7)
Pro Forma-WF U.S. Value(3)	0.75	%(4)	0.75%	0.64%	2.14%		0.14%	2.00	%(7)
Class C
Strong Advisor U.S. Value	0.55%		1.00%	0.68%	2.23	%(5)	0.033%	2.197	%(5)(6)
Pro Forma-WF U.S. Value(1)	0.75	%(4)	0.75%	0.64%	2.14%		0.14%	2.00	%(7)
Pro Forma-WF U.S. Value(3)	0.75	%(4)	0.75%	0.64%	2.14%		0.14%	2.00x	%(7)
Class K/Institutional Class
Strong Advisor U.S. Value	0.55%		—	0.51%	1.06	%(5)	0.103%	0.957	%(5)(6)
Pro Forma-WF U.S. Value(1)	0.75	%(4)	—	0.51%	1.26%		0.30%	0.96	%(7)
Pro Forma-WF U.S. Value(3)	0.75	%(4)	—	0.51%	1.26%		0.30%	0.96	%(7)
Investor Class/Class Z
Strong Advisor U.S. Value	0.55%		—	0.82%	1.37	%(5)	0.033%	1.337	%(5)(6)
Strong Strategic Value	0.75	%(4)	0.25%	2.28%	3.28	%(5)	1.313%	1.967	%(5)(6)
Pro Forma-WF U.S. Value(1)	0.75	%(4)	—	0.81%	1.56%		0.24%	1.32	%(7)
Pro Forma-WF U.S. Value(2)	0.75	%(4)	—	3.16%	3.91%		2.59%	1.32	%(7)
Pro Forma-WF U.S. Value(3)	0.75	%(4)	—	0.81%	1.56%		0.24%	1.32	%(7)

(1)

Assuming the reorganization of the Class A, Class B, Class C, Class K, and Class Z shares of Strong Advisor U.S. Value Fund into the Class A, Class B, Class C, Institutional Class, and Class Z shares, respectively, of the WF U.S. Value Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Strategic Value Fund into the Class Z shares of the WF U.S. Value Fund.
(3)

Assuming the reorganization of the Class A, Class B, Class C, Class K, and Class Z shares of Strong Advisor U.S. Value Fund into the Class A, Class B, Class C, Institutional Class, and Class Z shares of the WF U.S. Value Fund and the Investor Class shares of the Strong Strategic Value Fund into the Class Z shares of the WF U.S. Value Fund.

A-34

(4)

The Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section.

(5)

The Fund participated in a program under which it received a credit for part of the brokerage commission paid in transactions with participating brokers. This credit was applied to the Fund’s Other Expenses that were not attributable to SCM or its affiliates. After giving effect to these credits and with all fee waivers and/or expense absorptions (including waivers pursuant to the direction of the Board and certain regulatory settlements), Net Annual Operating Expenses were as follows:

Strong Advisor U.S. Value
Class A	1.35%
Class B	2.11%
Class C	2.14%
Class K	0.96%
Class Z	1.32%
Strong Strategic Value
Investor Class	1.95%

        SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(6)

SCM contractually agreed to waive management fees and/or absorb expenses until May 1, 2006 to keep Net Annual Operating Expenses at no more than 2.50% for Classes A, B, and C of the Advisor U.S. Value Fund, at no more than 0.99% for Class K of the Advisor U.S. Value Fund, and at no more than 2.00% for the Strategic Value Fund. In addition, pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% until May 21, 2005.

(7)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(8)

For the Strong Funds, Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period ended June 30, 2004.

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor U.S. Value	$708	$995	$1,304	$2,176
Pro Forma-WF U.S. Value(1)	$695	$963	$1,266	$2,124
Pro Forma-WF U.S. Value(3)	$695	$963	$1,266	$2,124
Class B
Strong Advisor U.S. Value
(if you redeem your shares)	$718	$1,079	$1,366	$2,318	(4)
(if you do not redeem your shares)	$218	$679	$1,166	$2,318	(4)
Pro Forma-WF U.S. Value(1)
(if you redeem your shares)	$703	$942	$1,323	$2,169	(5)
(if you do not redeem your shares)	$203	$642	$1,123	$2,169	(5)
Pro Forma-WF U.S. Value(3)
(if you redeem your shares)	$703	$942	$1,323	$2,169	(5)
(if you do not redeem your shares)	$203	$642	$1,123	$2,169	(5)

A-35

Fund	1 year	3 years	5 years	10 years

Class C
Strong Advisor U.S. Value
(if you redeem your shares)	$323	$694	$1,192	$2,562
(if you do not redeem your shares)	$223	$694	$1,192	$2,562
Pro Forma-WF U.S. Value(1)
(if you redeem your shares)	$303	$642	$1,123	$2,450
(if you do not redeem your shares)	$203	$642	$1,123	$2,450
Pro Forma-WF U.S. Value(3)
(if you redeem your shares)	$303	$642	$1,123	$2,450
(if you do not redeem your shares)	$203	$642	$1,123	$2,450
Class K/Institutional Class
Strong Advisor U.S. Value	$96	$327	$575	$1,285
Pro Forma-WF U.S. Value(1)	$98	$339	$632	$1,468
Pro Forma-WF U.S. Value(3)	$98	$339	$632	$1,468
Class Z/Investor Class
Strong Advisor U.S. Value	$136	$431	$747	$1,643
Strong Strategic Value	$200	$887	$1,599	$3,487
Pro Forma-WF U.S. Value(1)	$134	$444	$803	$1,815
Pro Forma-WF U.S. Value(2)	$134	$696	$1,555	$3,786
Pro Forma-WF U.S. Value(3)	$134	$444	$803	$1,815

(1)

Assuming the reorganization of the Class A, Class B, Class C, Class K, and Class Z shares of Strong Advisor U.S. Value Fund into the Class A, Class B, Class C, Institutional Class, and Class Z shares, respectively, of the WF U.S. Value Fund.

(2)	Assuming the reorganization of the Investor Class shares of the Strong Strategic Value Fund into the Class Z shares of the WF U.S. Value Fund.
(3)

Assuming the reorganization of the Class A, Class B, Class C, Class K, and Class Z shares of Strong Advisor U.S. Value Fund into the Class A, Class B, Class C, Institutional Class, and Class Z shares of the WF U.S. Value Fund and the Investor Class shares of the Strong Strategic Value Fund into the Class Z shares of the WF U.S. Value Fund.

(4)	Reflects conversion of Class B shares to Class A shares after eight years.
(5)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-36

P.     Strong Advisor Utilities and Energy Fund/WF Equity Income Fund

          The following comparative fee tables describe the Fund expenses you may pay indirectly if you hold shares of the Funds. The pro forma line items show the WF Equity Income Fund’s expenses as if the Reorganization had occurred in the period ended March 31, 2004 for the Strong Advisor Utilities and Energy Fund. The Total Annual Operating Expenses table and Example shown below are based on actual expenses incurred during the six-month period for the Wells Fargo Fund and 12-month period for the Strong Fund ended March 31, 2004.

Fund	Management Fees(2)		12b-1 Distribution and Service Fees	Other Expenses	Total Annual Operating Expenses(8)		Contractual Fee Waivers and/or Absorptions	Net Annual Operating Expenses (after contractual waivers and/or absorptions)

Class A
Strong Advisor Utilities and Energy	0.75%		0.25%	0.95%	1.95	%(3)	—	1.95	%(3)(7)
WF Equity Income	0.69	%(6)	—	0.48%	1.17%		0.07%	1.10	%(4)
Pro Forma-WF Equity Income(1)	0.69	%(6)	—	0.63%	1.32%		0.22%	1.10	%(5)
Class B
Strong Advisor Utilities and Energy	0.75%		1.00%	0.72%	2.47	%(3)	—	2.47	%(3)(7)
WF Equity Income	0.69	%(6)	0.75%	0.48%	1.92%		0.07%	1.85	%(4)
Pro Forma-WF Equity Income(1)	0.69	%(6)	0.75%	0.63%	2.07%		0.22%	1.85	%(5)
Class C
Strong Advisor Utilities and Energy	0.75%		1.00%	0.81%	2.56	%(3)	—	2.56	%(3)(7)
WF Equity Income	0.69	%(6)	0.75%	0.48%	1.72%		0.07%	1.85	%(4)
Pro Forma-WF Equity Income(1)	0.69	%(6)	0.75%	0.63%	2.07%		0.22%	1.85	%(5)

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Utilities and Energy Fund into the Class A, Class B, and Class C shares, respectively, of the WF Equity Income Fund.

(2)

Each Fund has a breakpoint schedule under which the management fee will decrease on Fund net assets above designated levels, as shown in the “Comparison of Investment Advisors and Investment Advisory Fees” section. Total Annual Operating Expenses have been restated as if the current management fee breakpoints on the WF Equity Income Fund had been in effect during the Fund’s fiscal period ended March 31, 2004.

(3)

With all fee waivers and/or expense absorptions, Net Annual Operating Expenses were 1.94% for Class A shares, 2.35% for Class B shares, and 2.43% for Class C shares of the Fund. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(4)	Funds Management has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the WF Equity Income Fund’s net operating expense ratio shown.
(5)	Funds Management has committed through at least April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s Net Annual Operating Expenses shown.
(6)	The Fund’s management fee takes into account all assets in the master fund.
(7)

Pursuant to the direction of the Board and certain regulatory settlements, SCM or its affiliates have contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% from May 21, 2004 until May 21, 2005. With this waiver, and with any credits, and/or fee waivers and/or expense absorptions, Net Annual Operating Expenses would have been 1.91% for Class A shares, 2.31% for Class B shares, and 2.40% for Class C shares of the Fund. SCM or its affiliates can modify or terminate voluntary waivers and/or absorptions at any time.

(8)

Total Annual Operating Expenses and Net Annual Operating Expenses have been restated, from the most recent fiscal year, based on actual expenses incurred during the six-month period for the Wells Fargo Fund and twelve-month period for the Strong Fund ended March 31, 2004.

A-37

Example

          This example is intended to help you compare the cost of investing in the Funds, before voluntary fee waivers and expense absorptions, if any, with the cost of investing in other mutual funds. The maximum initial sales charge, if any, is reflected in this example. The example assumes that you invest $10,000 in the Fund, reinvest all distributions for the time periods indicated, and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investments has a 5% return each year and that each Fund’s Total Annual Operating Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	1 year	3 years	5 years	10 years

Class A
Strong Advisor Utilities and Energy	$762	$1,153	$1,568	$2,722
WF Equity Income	$681	$907	$1,151	$1,849
Pro Forma-WF Equity Income(1)	$681	$927	$1,215	$2,033
Class B
Strong Advisor Utilities and Energy
(if you redeem your shares)	$750	$1,168	$1,514	$2,676	(2)
(if you do not redeem your shares)	$250	$768	$1,314	$2,676	(2)
WF Equity Income
(if you redeem your shares)	$688	$884	$1,205	$1,892	(3)
(if you do not redeem your shares)	$188	$584	$1,005	$1,892	(3)
Pro Forma-WF Equity Income(1)
(if you redeem your shares)	$688	$905	$1,271	$2,077	(3)
(if you do not redeem your shares)	$188	$605	$1,071	$2,077	(3)
Class C
Strong Advisor Utilities and Energy
(if you redeem your shares)	$359	$797	$1,361	$2,897
(if you do not redeem your shares)	$259	$797	$1,361	$2,897
WF Equity Income
(if you redeem your shares)	$288	$584	$1,005	$2,180
(if you do not redeem your shares)	$188	$584	$1,005	$2,180
Pro Forma-WF Equity Income(1)
(if you redeem your shares)	$288	$605	$1,071	$2,360
(if you do not redeem your shares)	$188	$605	$1,071	$2,360

(1)

Assuming the reorganization of the Class A, Class B, and Class C shares of Strong Advisor Utilities and Energy Fund into the Class A, Class B, and Class C shares, respectively, of the WF Equity Income Fund.

(2)	Reflects conversion of Class B shares to Class A shares after eight years.
(3)	Reflects conversion of Class B shares to Class A shares after seven years.

          The example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

A-38

EXHIBIT B — COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

          WELLS FARGO MONTGOMERY TOTAL RETURN BOND FUND

Comparison of:		which will reorganize into
•	STRONG ADVISOR BOND FUND	WELLS FARGO MONTGOMERY TOTAL RETURN
•	STRONG CORPORATE INCOME FUND	BOND FUND

Objectives:

Strong Advisor Bond Fund	•	seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Strong Corporate Income Fund	•	seeks total return by investing for a high level of current income.
Wells Fargo Montgomery Total Return Bond Fund	•	seeks total return consisting of income and capital appreciation.

Investment Strategies:

Strong Advisor Bond Fund

The Advisor Bond Fund invests, under normal conditions, at least 80% of its net assets in higher- and medium-quality corporate, mortgage- and asset-backed, U.S. Government (and its agencies and instrumentalities), and foreign government bonds. The Fund’s duration will normally vary between three and six years. The Fund may also invest up to 20% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). These high-yield bonds may be either U.S. or foreign securities. The Fund may invest a significant amount in mortgage-backed and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Strong Corporate Income Fund

The Corporate Income Fund invests, under normal conditions, 100% of its net assets in investment-grade securities and other investment-grade obligations (including mortgage- and asset-backed securities, and U.S. Government and its agencies’ securities) of which at least 80% will be in corporate securities. Investment- grade securities are securities rated in the higher-quality categories to those rated in the medium-quality category (e.g., securities rated AAA to BBB by Standard & Poor’s Ratings Group (S&P)). The Fund’s average effective maturity will normally be between 2 and 12 years. The Fund may also invest up to 30% of its net assets in foreign securities. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Montgomery Total Return Bond Fund

The Montgomery Total Return Bond Fund invests in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The Fund invests in debt securities that the Fund’s managers believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that the Fund’s managers believe are comparable to investment-grade debt securities. Under normal circumstances, the Fund expects to maintain an overall effective duration range between 4 and 51/2 years. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in bonds;
	•	at least 80% of its assets in investment-grade debt securities;
	•	up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;
	•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and
	•	up to 10% of total assets in stripped mortgage-backed securities.

As part of the Fund’s mortgage-backed securities investment strategy, the Fund may use dollar rolls. The Fund may also enter into reverse repurchase agreements to enhance return.

The Fund’s active trading investment strategy results in a higher-than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Advisor Bond Fund		W. Frank Coster Thomas M. Price, CFA
Strong Corporate Income Fund		Jay N. Mueller Thomas M. Price, CFA
Wells Fargo Montgomery Total Return Bond Fund		Marie Chandoha Thomas O’Connor, CFA William Stevens

          WELLS FARGO COMMON STOCK FUND

Comparison of:	which will reorganize into
STRONG ADVISOR COMMON STOCK FUND	WELLS FARGO COMMON STOCK FUND

Objectives:

Strong Advisor Common Stock Fund	•	seeks capital growth.
Wells Fargo Common Stock Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Advisor Common Stock Fund

The Advisor Common Stock Fund invests, under normal conditions, at least 80% of its net assets in common stocks of small- and medium-capitalization companies that the Fund’s managers believe are underpriced yet have attractive growth prospects. The Fund’s managers base their analysis on a company’s “private market value” — the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive standing, and other factors the managers deem to be relevant to each industry. The managers may sell a stock when its price no longer compares favorably with the company’s private market value.

Wells Fargo Common Stock Fund

The Common Stock Fund invests principally in common stocks of small- and medium-capitalization companies that the Fund’s manager believes are underpriced yet have attractive growth prospects. The Fund’s managers select companies based on their “private market value” — the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. The Fund’s managers determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive standing and other factors the Fund’s manager deems relevant to each industry. The managers may sell a stock when its price no longer compares favorably with the company’s private market value. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in common stocks; and
	•	up to 25% of total assets in foreign securities.

Portfolio Managers
Strong Advisor Common Stock Fund		Ann M. Miletti Richard T. Weiss
Wells Fargo Common Stock Fund		Ann M. Miletti Richard T. Weiss

          WELLS FARGO ENDEAVOR LARGE CAP FUND

Comparison of:	which will reorganize into
STRONG ADVISOR ENDEAVOR LARGE CAP FUND	WELLS FARGO ENDEAVOR LARGE CAP FUND

Objectives:

Strong Advisor Endeavor Large Cap Fund	•	seeks capital growth.
Wells Fargo Endeavor Large Cap Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Advisor Endeavor Large Cap Fund

The Advisor Endeavor Large Cap Fund invests, under normal conditions, at least 80% of its net assets in equity securities of large-capitalization companies that its manager believes offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment. The Fund’s manager seeks to identify companies that have the prospect of improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share), and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Wells Fargo Endeavor Large Cap Fund

The Endeavor Large Cap Fund invests principally in securities of large-capitalization companies that the Fund’s manager believes offer the potential for capital growth. The Fund defines large-capitalization companies as those with market capitalizations of $3 billion or more. The Fund’s manager seeks to identify companies that have the prospect for improving sales and earning growth rates, enjoy a competitive advantage, (for example, dominant market share) and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and
	•	up to 25% of total assets in foreign securities through ADRs and similar investments.

The Fund’s active trading investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Advisor Endeavor Large Cap Fund		Thomas J. Pence, CFA
Wells Fargo Endeavor Large Cap Fund		Thomas J. Pence, CFA

          WELLS FARGO LARGE COMPANY GROWTH FUND

Comparison of:		which will reorganize into
•	STRONG ADVISOR FOCUS FUND	WELLS FARGO LARGE COMPANY GROWTH FUND
•	STRONG BLUE CHIP FUND

Objectives:

Strong Advisor Focus Fund	•	seeks capital growth.
Strong Blue Chip Fund	•	seeks total return by investing for capital growth and income.
Wells Fargo Large Company Growth Fund	•	seeks long-term capital appreciation by investing primarily in large, domestic companies believed by the Fund’s managers to have superior growth potential.

Investment Strategies:

Strong Advisor Focus Fund

The Advisor Focus Fund invests, under normal conditions, in equity securities of 30 to 40 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include equity securities of small-, medium-, or large-capitalization companies. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a holding when the company’s growth prospects become less attractive.

Strong Blue Chip Fund

The Blue Chip Fund invests, under normal conditions, at least 80% of its net assets in blue chip companies. The Fund considers blue chip companies to be companies whose stock is included in the Russell Top 200® Growth Index or companies with a similar capitalization at the time of the Fund’s investment. The Fund focuses on companies its manager believes offers the potential for capital growth. The Fund may utilize an active trading approach. The manager may sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Wells Fargo Large Company Growth Fund	The Large Company Growth Fund is a gateway fund that invests substantially all of its assets in a master portfolio with a substantially similar investment objective and investment strategies.

In selecting securities for the Fund, the Fund’s managers seek issuers whose stocks the managers believe are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. The Fund may invest in the securities of companies whose growth potential the Fund’s manager believes is generally unrecognized or misperceived by the market. The Fund’s managers focus their investment strategy on large-capitalization stocks. Under normal circumstances, the Fund invests:

•	at least 80% of the Fund’s assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $3 billion or more; and
•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

The Fund will not invest more than 10% of the Fund’s assets in the securities of a single issuer. The Fund may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Portfolio Managers
Strong Advisor Focus Fund	Thomas C. Ognar, CFA
Strong Blue Chip Fund	Karen E. McGrath, CFA
Wells Fargo Large Company Growth Fund	John S. Dale, CFA Gary E. Nussbaum, CFA

          WELLS FARGO INTERNATIONAL CORE FUND

Comparison of:	which will reorganize into
STRONG ADVISOR INTERNATIONAL CORE FUND	WELLS FARGO INTERNATIONAL CORE FUND

Objectives:

Strong Advisor International Core Fund	•	seeks capital growth.
Wells Fargo International Core Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Advisor International Core Fund

The Advisor International Core Fund invests, under normal conditions, in foreign equity securities of any size from any country, which may include equity securities from emerging markets, that appear to have strong growth potential and that may offer good relative value based on valuation measures such as earnings, cash flow, or asset value. The managers seek to meet the Fund’s objective by applying a multi-dimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a frame work for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. The managers may sell a holding when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.

Wells Fargo International Core Fund

The International Core Fund seeks capital appreciation by investing principally in equity securities of non-U.S. securities. The Fund focuses on companies with strong growth potential and that offer good relative values. These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. The Fund invests primarily in developed countries, but may invest in emerging markets. Under normal circumstances, the Fund invests:

•	at least 80% of total assets non-U.S. securities.

Portfolio Managers
Strong Advisor International Core Fund	Stacey Ho, CFA Katherine Schapiro, CFA
Wells Fargo International Core Fund	Mark Beale Richard Lewis

          WELLS FARGO LARGE COMPANY CORE FUND

Comparison of:		which will reorganize into
•	STRONG ADVISOR LARGE COMPANY CORE FUND	WELLS FARGO LARGE COMPANY CORE FUND
•	STRONG VALUE FUND

Objectives:

Strong Advisor Large Company Core Fund	•	seeks total return by investing for both income and capital growth.
Strong Value Fund	•	seeks capital growth.
Wells Fargo Large Company Core Fund	•	seeks total return comprised of long-term capital appreciation and current income.

Investment Strategies:

Strong Advisor Large Company Core Fund

The Advisor Large Company Core Fund invests, under normal conditions, at least 80% of its net assets in securities of large-capitalization companies which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings potential, discounted cash flows, or asset value, which may include income-producing equity securities. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment. To select investments, the manager attempts to identify companies that are under valued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies’ stock price by utilizing both internal and independent research regarding the expected growth, margin structure, and capital intensity of the business. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The manager may choose to sell a holding when it no longer offers attractive growth prospects or appears to be overvalued relative to the market, or to take advantage of a better investment opportunity.

Strong Value Fund

The Value Fund’s manager, under normal conditions, follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, a corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager then looks for large- and medium-capitalization companies with strong balance sheets, experienced management and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures such as earnings, cash flow or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock’s price declines 15% from its average price and the outlook for the company has deteriorated, the manager will sell the position. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for non speculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach.

Wells Fargo Large Company Core Fund

The Large Company Core Fund invests principally in large-capitalization companies which are defined as those with a market capitalization of $3 billion or more. The Fund selects companies that it believes are financially strong and meet specific valuation criteria. The Fund evaluates a company’s financial position as measured by balance sheet data, and a company’s stock market valuation in comparison to investment value, as measured by historic and current earnings, dividends, return on policy and book value. Under normal circumstances, the Fund invests:

•	at least 80% of the Fund’s assets in securities of large-capitalization companies; and
•	up to 25% of total assets in foreign securities through ADRs and similar investments.

Portfolio Managers
Strong Advisor Large Company Core Fund	Eric Crigler, CFA
Strong Value Fund	Laura J. Sloate, CFA
Wells Fargo Large Company Core Fund	David A. Katz, CFA

          WELLS FARGO MONTGOMERY MID CAP GROWTH FUND

Comparison of:	which will reorganize into
STRONG ADVISOR MID CAP GROWTH FUND	WELLS FARGO MONTGOMERY MID CAP GROWTH FUND

Objectives:

Strong Advisor Mid Cap Growth Fund	•	seeks capital growth.
Wells Fargo Montgomery Mid Cap Growth Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Advisor Mid Cap Growth Fund

The Advisor Mid Cap Growth Fund invests, under normal conditions, at least 80% of its net assets in equity securities of medium-capitalization companies that the Fund’s manager believes have favorable prospects for above average and sustainable growth of earnings and revenue. The Fund defines “medium-capitalization companies” as companies with a market capitalization substantially similar to that of companies in the Russell Midcap® Index at the time of investment. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The manager may sell a holding when there is, among other things, a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

Wells Fargo Montgomery Mid Cap Growth Fund

The Montgomery Mid Cap Growth Fund’s managers actively manage a diversified portfolio of common stocks of U.S. companies that the managers believe have above-average growth potential. The Fund focuses its investment strategy on identifying and investing in medium-sized companies that are relatively established but that the Fund’s managers believe continue to provide consistent growth potential. Generally, such companies will have a total stock market value (market capitalization) within the range of the Russell Midcap® Index, which was $513 million to $13.84 billion as of June 30, 2004and is expected to change frequently. Under normal circumstances, the Fund invests:

•	at least 80% of the Fund’s assets in mid-capitalization securities.

Portfolio Managers
Strong Advisor Mid Cap Growth Fund	Brandon M. Nelson, CFA
Wells Fargo Montgomery Mid Cap Growth Fund	Jerome “Cam” Philpott, CFA Stuart Roberts

          WELLS FARGO MUNICIPAL BOND FUND

Comparison of:		which will reorganize into
•	STRONG MUNICIPAL BOND FUND	WELLS FARGO MUNICIPAL BOND FUND
•	STRONG ADVISOR MUNICIPAL BOND FUND

Objectives:

Strong Municipal Bond Fund	•	seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
Strong Advisor Municipal Bond Fund	•	seeks total return by investing for a high level of federal tax-exempt current income.
Wells Fargo Municipal Bond Fund	•	seeks current income exempt from federal income tax.

Investment Strategies:

Strong Municipal Bond Fund

The Municipal Bond Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 25% of its net assets in securities that are of lower-quality (e.g., high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. Government securities, bank and corporate obligations, and short-term fixed-income securities. The Fund’s manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity between 5 and 20 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Strong Advisor Municipal Bond Fund

The Advisor Municipal Bond Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. At least 75% of the Fund’s net assets will be invested in higher-quality municipal securities (e.g., securities rated AAA through A by S&P) as determined at the time of purchase. Under normal conditions, the Fund expects to invest primarily in municipal bonds whose interest is exempt from the federal alternative minimum tax (AMT). The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The Fund typically maintains an average effective maturity of between 5 and 20 years.

Wells Fargo Municipal Bond Fund

The Municipal Bond Fund invests principally in municipal securities. The Fund expects its average effective maturity to be between 5 and 20 years. The Fund’s manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund invests in municipal securities that pay interest exempt from federal income tax. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
•

up to 20% of the Fund’s assets in securities that pay interest subject to federal income tax, excluding the federal AMT, such as U.S. Government obligations, bank and corporate obligations, and short- term debt securities; and

	•	up to 25% of total assets in below investment-grade debt securities.

The Fund may invest any amount of its assets in securities, including municipal securities, that may produce income subject to the federal AMT.

Portfolio Managers
Strong Municipal Bond Fund		Lyle Fitterer, CFA, CPA
Strong Advisor Municipal Bond Fund		Duane A. McAllister, CFA
Wells Fargo Municipal Bond Fund		Lyle Fitterer, CFA, CPA Duane A. McAllister, CFA

          WELLS FARGO ENDEAVOR SELECT FUND

Comparison of:	which will reorganize into
STRONG ADVISOR SELECT FUND	WELLS FARGO ENDEAVOR SELECT FUND

Objectives:

Strong Advisor Select Fund	•	seeks capital growth.
Wells Fargo Endeavor Select Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong Advisor Select Fund

The Advisor Select Fund invests, under normal conditions, in the equity securities of 30 to 40 small- medium-, and large-capitalization companies that its managers believe have above-average earnings growth prospects. The Fund’s managers select equity securities that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, companies showing a growth trend or that are well positioned in a growth industry). Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a holding when the company’s growth prospects become less attractive or to take advantage of a better investment opportunity.

Wells Fargo Endeavor Select Fund

The Endeavor Select Fund invests primarily in the equity securities of 30 to 40 companies that the Fund’s manager believes have above-average earnings growth prospects. The Fund selects equity securities of companies of any size that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings and positive fundamentals (for example, companies showing a growth trend or that are well positioned in a growth industry). The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors. The Fund may utilize an active trading approach. The managers may sell a holding when the company’s growth prospects become less attractive or to take advantage of a better investment opportunity. Under normal circumstances, the Fund invests:

	•	at least 80% of total assets in equity securities; and
	•	up to 25% of total assets in foreign securities through ADRs and similar investments.

The Fund’s active trading investment strategy results in a higher-than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Advisor Select Fund		Thomas J. Pence, CFA Erik J. Voss, CFA
Wells Fargo Endeavor Select Fund		Thomas J. Pence, CFA Erik J. Voss, CFA

          WELLS FARGO ULTRA-SHORT DURATION BOND FUND

Comparison of:	which will reorganize into
STRONG ADVISOR SHORT DURATION BOND FUND	WELLS FARGO ULTRA-SHORT DURATION BOND FUND

Objectives:

Strong Advisor Short Duration Bond Fund	•	seeks total return by investing for a high level of income with a low degree of share-price fluctuation.
Wells Fargo Ultra-Short Duration Bond Fund	•	seeks current income consistent with capital preservation.

Investment Strategies:

Strong Advisor Short Duration Bond Fund

The Advisor Short Duration Bond Fund invests, under normal conditions, at least 80% of its net assets in bonds and up to 35% of its net assets may be invested in lower-quality, high-yield bonds (commonly referred to as junk bonds). Under normal conditions, the Fund maintains a duration of one year or less. The Fund may invest a significant amount in mortgage- and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Ultra-Short Duration Bond Fund

The Ultra-Short Duration Bond Fund seeks current income consistent with a low degree of share-price fluctuation by investing in a diversified portfolio consisting of debt securities of domestic and foreign issuers. The Fund may invest a significant amount in mortgage- and other asset-backed securities. Under normal circumstances, the Fund expects the average duration of the Fund’s portfolio to be one year or less. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in debt securities;
	•	up to 35% of total assets in below investment-grade debt securities;
	•	up to 25% of total assets in dollar-denominated debt securities of foreign issuers; and
	•	up to 10% of total assets in stripped mortgage-backed securities.

Portfolio Managers
Strong Advisor Short Duration Bond Fund		Jay N. Mueller, CFA Thomas M. Price, CFA
Wells Fargo Ultra-Short Duration Bond Fund		Thomas M. Price, CFA Jay N. Mueller, CFA

          WELLS FARGO SMALL CAP VALUE FUND

Comparison of:		which will reorganize into
•	STRONG ADVISOR SMALL CAP VALUE FUND	WELLS FARGO SMALL CAP VALUE FUND
•	STRONG MULTI CAP VALUE FUND

Objectives:

Strong Advisor Small Cap Value Fund	•	Seeks capital appreciation.
Strong Multi Cap Value Fund	•	Seeks long-term capital growth.
Wells Fargo Small Cap Value Fund	•	Seeks long-term capital appreciation.

Investment Strategies:

Strong Advisor Small Cap Value Fund

The Advisor Small Cap Value Fund invests, under normal conditions, at least 80% of its net assets in equity securities of small-capitalization companies that the Fund’s manager believes are under valued relative to the market based on earnings, cash flow, or asset value. The Fund defines “small-capitalization companies” as companies with a market capitalization substantially similar to that of companies in the Russell 2500™ Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. The Fund writes put and call options. This means that the Fund sells an option to another party so that it may either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. When the Fund writes put or call options, it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the Fund’s manager to predict movements of the price of the hedged stock. The manager’s decision to engage in this hedging strategy will reflect the manager’s judgment that writing an option on a stock will provide value to the Fund and its shareholders. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a holding when the manager believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

Strong Multi Cap Value Fund

The Multi Cap Value Fund invests, under normal conditions, at least 80% of its net assets in equity securities of small-, medium-, and large-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund’s manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, industry consolidation, or positive timing in the business cycle. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

Wells Fargo Small Cap Value Fund

The Small Cap Value Fund invests principally in small-capitalization companies that the Fund’s manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines small-capitalization companies as those with market capitalizations equal to or lower than the company with the largest market capitalization in the Russell 2500® Index, at the time of purchase. The range of the Russell 2500® Index was $37 million to $4.8 billion as of June 30, 2004, and is expected to change frequently.

The Fund’s managers specifically look for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the manager’s ability to predict movements of the price of the hedged stock. The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors.

Under normal circumstances, the Fund invests:

•	at least 80% of the Fund’s assets in securities of small-capitalization companies; and
•	up to 30% of total assets in foreign securities.

As part of the manager’s investment strategy, the Fund may enter into options and futures contracts for hedging purposes.

At the discretion of the Board of Trustees, the Fund may become a gateway fund in a Master/GatewaySM structure. Although shareholder approval is not required to make this change, we will notify you if the Board elects this structure.

Portfolio Managers
Strong Advisor Small Cap Value Fund	I. Charles Rinaldi
Strong Multi Cap Value Fund	I. Charles Rinaldi
WF Small Cap Value Fund	I. Charles Rinaldi

          WELLS FARGO STRATEGIC INCOME FUND

Comparison of:	which will reorganize into
STRONG ADVISOR STRATEGIC INCOME FUND	WELLS FARGO STRATEGIC INCOME FUND

Objectives:

Strong Advisor Strategic Income Fund	•	seeks total return by investing for a high level of current income and capital growth.
Wells Fargo Strategic Income Fund	•	seeks current income while maintaining prospects for capital appreciation.

Investment Strategies:

Strong Advisor Strategic Income Fund

The Advisor Strategic Income Fund invests, under normal conditions, at least 65% of its assets in medium- and lower-quality corporate bonds (e.g., bonds rated BBB through C by S&P). The Fund will typically maintain a dollar-weighted average effective maturity between three and ten years. The Fund may invest up to 20% of its net assets in common stocks and up to 20% of its net assets in debt obligations that are in default. The Fund may also invest in convertible securities and mortgage-backed and asset-backed securities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity), and may utilize an active trading approach.

Wells Fargo Strategic Income Fund

The Strategic Income Fund seeks current income by investing primarily in a portfolio of debt securities that are rated BBB through C by S&P, or that are unrated but deemed by us to be of comparable quality. The Fund invests in a diversified portfolio of corporate obligations, convertible securities, and mortgage- and other asset-backed securities. Under normal circumstances, the Fund expects its portfolio to maintain an average effective maturity between three and ten years. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in income-producing securities;
	•	up to 30% of total assets in obligations of foreign issuers;
	•	up to 20% of total assets in debt securities that are in default at the time of purchase;
	•	up to 20% of total assets in common stocks and convertible securities; and
	•	up to 10% of total assets in stripped mortgage-backed securities.

The Fund may invest all of its assets in below investment-grade debt securities.

The Fund’s active trading investment strategy results in a higher-than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Advisor Strategic Income Fund		Thomas M. Price, CFA
Wells Fargo Strategic Income Fund		Thomas M. Price, CFA

          WELLS FARGO SPECIALIZED TECHNOLOGY FUND

Comparison of:		which will reorganize into
•	STRONG ADVISOR TECHNOLOGY FUND	WELLS FARGO SPECIALIZED TECHNOLOGY FUND
•	STRONG TECHNOLOGY 100 FUND

Objectives:

Strong Advisor Technology Fund	•	seeks capital growth.
Strong Technology 100 Fund	•	seeks capital growth.
Wells Fargo Specialized Technology Fund	•	seeks long-term capital appreciation by investing in domestic and foreign securities of technology companies.

Investment Strategies:

Strong Advisor Technology Fund

The Advisor Technology Fund invests, under normal conditions, at least 80% of its net assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund’s portfolio will likely include stocks from the following areas: computer software and hardware, semiconductor, media, biotechnology, healthcare, communications, electronics, defense, and aerospace. To select stocks for the Fund, the managers generally look for several characteristics, including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and indicia of effective management (for example, high return on invested capital). The Fund may utilize an active trading approach. The managers may sell a holding when its fundamental qualities deteriorate.

Strong Technology 100 Fund

The Technology 100 Fund invests, under normal conditions, at least 80% of its net assets in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund’s portfolio will likely include stocks from the following areas: computer software and hardware, semiconductor, media, biotechnology, healthcare, communications, electronics, defense, and aerospace. The manager may use a risk management tool to attempt to limit the difference between the Fund’s return and the return of a style-specific benchmark. The Fund may utilize an active trading approach. The manager may sell a company’s stock if there is a change in the company’s growth prospects or deterioration in the company’s fundamental qualities.

Wells Fargo Specialized Technology Fund

The Specialized Technology Fund invests principally in equity securities of technology companies worldwide. The Fund defines technology companies as those with revenues primarily generated by technology products and services, such as computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace. The Fund concentrates its investments in the technology sector, and because the Fund retains the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

The Fund’s managers evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that the Fund expects will have higher than average rates of growth and strong potential for capital appreciation. The Fund’s managers develop forecasts of economic growth, inflation, and interest rates that the managers use to identify regions and individual countries that are likely to offer the best investment opportunities. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in securities of technology companies;
	•	up to 50% of total assets in foreign securities;
	•	up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;
•

primarily in issuers with average market capitalizations of $500 million or more, although the Fund may invest up to 15% of its assets in equity securities of issuers with market capitalizations below$100 million; and

•

principally in equity securities including common stocks, preferred stocks, warrants, convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

The Fund may hedge the portfolio’s foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

The Fund’s active trading investment strategy results in a higher-than average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

Portfolio Managers
Strong Advisor Technology Fund		James B. Burkart
Strong Technology 100 Fund		Rimas M. Milaitis
Wells Fargo Specialized Technology Fund		Huachen Chen, CFA Walter C. Price, Jr., CFA

          WELLS FARGO MONTGOMERY SMALL CAP FUND

Comparison of:		which will reorganize into
•	STRONG U.S. EMERGING GROWTH FUND	WELLS FARGO MONTGOMERY SMALL CAP FUND
•	STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND

Objectives:

Strong U.S. Emerging Growth Fund	•	seeks capital growth.
Strong Advisor U.S. Small/Mid Cap Growth Fund	•	seeks capital growth.
Wells Fargo Montgomery Small Cap Fund	•	seeks long-term capital appreciation.

Investment Strategies:

Strong U.S. Emerging Growth Fund

The U.S. Emerging Growth Fund Investments, under normal conditions, at least 80% of its net assets in equity securities of U.S. issuers that appear to have relatively strong long-term growth potential in revenues and profitability. The Fund generally invests in the equity securities of small- and medium-capitalization companies, although the Fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The managers may choose to sell a holding if its value becomes unattractive (e.g., when its fundamental qualities deteriorate or when other investment opportunities exist that have more attractive returns). The Fund may also utilize an active trading approach.

Strong Advisor U.S. Small/Mid Cap Growth Fund

The Advisor U.S. Small/Mid Cap Growth Fund invests, under normal conditions, at least 80% of its net assets in securities of small- and medium-capitalization U.S. companies that the Fund’s manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines “small-capitalization companies” and “medium-capitalization companies” as companies with a market capitalization substantially similar to that of companies in the Russell 2500™ Index and Russell Midcap® Index, respectively, at the time of investment. To identify these companies, the manager looks for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, experienced management, and competence in research, development, and marketing. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may utilize an active trading approach. If there is a change in the company’s growth prospects or a deterioration in the company’s fundamental qualities, the manager may sell that company’s stock.

Wells Fargo Montgomery Small Cap Fund

The Montgomery Small Cap Fund’s managers actively manage a diversified portfolio of common stocks of U.S. companies that the managers believe have above-average growth potential. The Fund principally invests in small-sized companies that have a market capitalization of less than $2 billion at the time of purchase. The Fund focuses its investment strategy on identifying and investing in rapidly growing small-sized companies that are in an early or transitional stage of their development, before their potential is discovered by the market. Under normal circumstances, the Fund invests:

•	at least 80% of the Fund’s assets in small cap securities.

Portfolio Managers
Strong U.S. Emerging Growth Fund	Donald M. Longlet, CFA Thomas L. Press, CFA Robert E. Scott, CFA
Strong Advisor U.S. Small/Mid Cap Growth Fund	Donald M. Longlet, CFA Thomas L. Press, CFA Robert E. Scott, CFA
Wells Fargo Montgomery Small Cap Fund	Jerome “Cam” Philpott, CFA Stuart Roberts

          WELLS FARGO U.S. VALUE FUND

Comparison of:		which will reorganize into
•	STRONG ADVISOR U.S. VALUE FUND	WELLS FARGO U.S. VALUE FUND
•	STRONG STRATEGIC VALUE FUND

Objectives:

Strong Advisor U.S. Value Fund	•	seeks total return by investing for both income and capital growth.
Strong Strategic Value Fund	•	seeks capital growth.
Wells Fargo U.S. Value Fund	•	seeks total return with an emphasis on long-term capital appreciation.

Investment Strategies:

Strong Advisor U.S. Value Fund

The Advisor U.S. Value Fund invests, under normal conditions, at least 80% of its net assets in equity securities of U.S. companies that the Fund’s manager believes are undervalued relative to the market based on discounted cash flows, earnings, and asset value. The Fund may invest in equity securities of any size. The manager’s philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial statement analysis to select those securities with improving returns on capital. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The manager may use a risk management tool to attempt to limit the difference between the Fund’s return and the return of a style-specific benchmark. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity). The manager may sell a holding when changes in price or growth potential no longer make it an attractive investment.

Strong Strategic Value Fund

The Strategic Value Fund invests, under normal conditions, primarily in equity securities of companies that the Fund’s manager believes are undervalued relative to the market based on earnings potential, discounted cash flows, or asset value. The Fund may invest in equity securities of any size. The manager attempts to identify companies that are undervalued or have growth potential (e.g., expected sales or earnings growth) that is not currently reflected in the companies’ stock price by utilizing both internal and independent research regarding the expected growth, margin structure, and capital intensity of the business. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk or for liquidity) and may utilize an active trading approach. The manager may sell a stock when changes in price or growth potential no longer make it an attractive investment.

Wells Fargo U.S. Value Fund

The U.S. Value Fund seeks total return by investing principally in U.S. securities that the Fund’s manager believes are undervalued relative to the market based on discounted cash flows, earnings and asset value. The Fund may invest in securities of any size, and emphasize investment primarily in dividend-paying securities.

The Fund’s philosophy is that improving returns on invested capital drives improving valuations. The Fund’s manager selects securities by screening for undervalued securities and utilizing fundamental analysis, such as management interviews and financial statement analysis, to select those securities with improving returns on capital. The Fund may invest in any sector, and at times the Fund may emphasize one or more particular sectors. The Fund may use a risk management tool to attempt to limit the difference between the Fund’s return and the return of a style-specific benchmark. Under normal circumstances, the Fund invests:

•	at least 80% of the Fund’s assets in U.S. securities; and
•	at least 80% of the Fund’s assets in securities of large-capitalization companies, which we define as those with market capitalizations of $3 billion or more.

Portfolio Managers
Strong Advisor U.S. Value Fund	Robert J. Costomiris, CFA
Strong Strategic Value Fund	Eric F. Crigler, CFA
Wells Fargo U.S. Value Fund	Robert J. Costomiris, CFA

          WELLS FARGO EQUITY INCOME FUND

Comparison of:	which will reorganize into
STRONG ADVISOR UTILITIES AND ENERGY FUND	WELLS FARGO EQUITY INCOME FUND

Objectives:

Strong Advisor Utilities and Energy Fund	•	seeks total return by investing for both income and capital growth.
Wells Fargo Equity Income Fund	•	seeks long-term capital appreciation and above-average dividend income.

Investment Strategies:

Strong Advisor Utilities and Energy Fund

The Advisor Utilities and Energy Fund invests, under normal conditions, at least 80% of its net assets in equity securities of public utility companies and energy companies that pay current dividends and whose earnings are expected to improve. These include companies of any size that provide products and services related to electric power, communications, gas, and water, as well as companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing, or distribution of energy. The Fund considers a company to be in the utilities or energy sector if at least 50% of the company’s revenues, expenses, or profits are derived from its utilities or energy activities. The Fund may utilize an active trading approach. The managers may sell a holding if its prospects for growth and income decline or when the managers deem it to be an unattractive investment.

Wells Fargo Equity Income Fund

The Equity Income Fund is a gateway fund that invests its assets in a master portfolio with a substantially similar investment objective and investment strategies. The Fund invests primarily in common stocks of large U.S. companies with strong return potential based on current market valuations. The Fund emphasizes investment primarily in securities of companies with above-average dividend income. The Fund’s manager uses various valuation measures when selecting securities for the portfolio, including above-average dividend yields and below industry average price-to-earnings, price-to-book and price-to-sales ratios. The Fund focuses its investment strategy on large-capitalization stocks. Under normal circumstances, the Fund invests:

	•	at least 80% of the Fund’s assets in income-producing equity securities; and
	•	at least 80% of the Fund’s assets in large-capitalization securities, which the Fund defines as securities of companies with market capitalizations of $3 billion or more.

The Fund may invest in preferred stocks, convertible debt securities, and securities of foreign companies through ADRs and similar investments. The Fund will normally limit its investment in a single issuer to 10% or less of its assets. The Fund may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Portfolio Managers
Strong Advisor Utilities and Energy Fund		William A. Ferer Mark D. Luftig William H. Reaves Ronald J. Sorenson
Wells Fargo Equity Income Fund		Gary J. Dunn, CFA David L. Roberts, CFA

EXHIBIT C — ADDITIONAL RISKS OF THE WELLS FARGO FUNDS

          Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

          Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the “Common and Specific Risk Considerations” section of the Prospectus/Proxy Statement. Other risks of mutual fund investing include the following:

•	Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

•	We cannot guarantee that a Fund will meet its investment objective.

•

We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not “make good” on any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisers, offer or promise to “make good” on any such losses.

•

Share prices — and therefore the value of your investment — will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

•	An investment in a single Fund, by itself, does not constitute a complete investment plan.

•

Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments, to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

•

The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, foreign investment, liquidity and regulatory risk.

•

Certain Funds may continue to hold debt instruments that cease to be rated by a NRSRO or whose ratings fall below the levels generally permitted for such Fund. Unrated or below investment-grade securities may be more susceptible to credit and interest rate risks than investment grade securities.

•

The market value of lower-rated debt securities and unrated securities of comparable quality that certain Funds may invest in tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated debt securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities generally involve more credit risk than securities in higher-rating categories. Even securities rated in the lowest category of investment-grade securities, “BBB” by S&P or “Baa” by Moody’s, possess some speculative characteristics.

•

Certain Funds may use various derivative instruments, such as options or futures contracts. The term “derivatives” covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

•

Certain Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association (“GNMAs”), the Federal National Mortgage Association (“FNMAs”) and the Federal Home Loan Mortgage Corporation (“FHLMCs”). Some of these obligations are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment and extension risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Government, and the U.S. Government’s guarantee does not extend to the Funds themselves.

          What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

          Concentration Risk — The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

          Counter-Party Risk — The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

          Credit Risk — The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

          Currency Risk — The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

          Emerging Market Risk — The additional risks associated with emerging markets, including that they may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

          Foreign Investment Risk — The additional risks associated with foreign investments, including that they may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign investments may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

          Interest Rate Risk — The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

          Leverage Risk — The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

          Liquidity Risk — The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

          Market Risk — The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

          Non-Diversification Risk — The risk that, because the percentage of a non-diversified fund’s assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting the issuer. (A “diversified” investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

Prepayment/Extension Risk — The risk that prepayment rates on mortgage loans or other receivables will be higher or lower than expected which can alter the duration of a mortgage-backed security, increase interest rate risk and reduce rates of return.

          Regulatory Risk — The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

          Small Company Investment Risk — The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

          In addition to the general risks discussed above and under “Common and Specific Risk Considerations,” you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the “Investment Practice/Risk” section below for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

EQUITY FUNDS

Investment Practice/Risk

          The following table lists certain regular investment practices of the Wells Fargo Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

          Remember, each Fund is designed to meet different investment needs and objectives.

Investment Practice	Principal Risk(s)	Common Stock Fund	Endeavor Large Cap Fund	Equity Income Fund	International Core Fund	Large Company Core Fund	Large Company Growth Fund	Montgomery Mid Cap Growth Fund	Montgomery Small Cap Fund

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•	•	•	•	•	•	•	•

Emerging Markets
Securities of companies based in
countries considered developing or
to have “emerging” stock markets.
Generally, these securities have the
same types of risks as foreign
securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk				•
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	•	•		•	•	•		•
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	•	•	•	•	•	•	•	•

Loans of Portfolio Securities
The practice of loaning securities
to brokers, dealers and financial
institutions to increase returns on those
securities. Loans may be made up to
1940 Act limits (currently one-third
of total assets, including the value
of collateral received).

	Credit, Counter-Party and Leverage Risk	•	•	•	•	•	•	•	•

Options
The right to buy or sell a security based
on an agreed upon price at a specific
time. Types of options used may
include: options on securities, options
on a stock index and options on stock
index futures to protect liquidity and
portfolio values.

	Credit, Leverage and Liquidity Risk							•	•

Other Mutual Funds
Investments by the Fund in shares of
other mutual funds, which will cause
Fund shareholders to bear a pro-rata
portion of the other fund’s expenses,
in addition to the expenses paid by
the Fund.

	Market Risk	•	•	•	•	•	•	•	•

Investment Practice	Principal Risk(s)	Common Stock Fund	Endeavor Large Cap Fund	Equity Income Fund	International Core Fund	Large Company Core Fund	Large Company Growth Fund	Montgomery Mid Cap Growth Fund	Montgomery Small Cap Fund

Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	•	•	•	•	•	•	•	•
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•	•	•	•	•	•	•	•
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity risk	•						•	•

Investment Practice	Principal Risk(s)	Endeavor Select Fund	Small Cap Value Fund	Specialized Technology Fund	U.S. Value Fund

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•	•	•	•

Emerging Markets
Securities of companies based in countries considered
developing or to have “emerging” stock markets. Generally,
these securities have the same types of risks as foreign
securities, but to a higher degree.

	Emerging Market, Foreign Investment, Regulatory, Liquidity and Currency Risk			•
Foreign Securities Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment.	Foreign Investment, Regulatory, Liquidity and Currency Risk	•	•	•

Illiquid Securities
A security which may not be sold or disposed of in the
ordinary course of business within seven days at approximately the value determined for it by the Fund. Limited to 15% of
net assets.

	Liquidity Risk	•	•	•	•

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and
financial institutions to increase returns on those securities.
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	•	•	•	•

Options
The right to buy or sell a security based on an agreed upon
price at a specific time. Types of options used may include:
options on securities, options on a stock index, and options on stock index futures to protect liquidity and portfolio values.

	Credit, Leverage and Liquidity Risk		•	•

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,
which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	•	•	•	•
Privately Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	•	•	•	•
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•	•	•	•
Small Company Securities Investments in small companies, which may be less liquid and more volatile than investments in larger companies.	Small Company Investment and Liquidity risk	•	•	•

INCOME FUNDS

Investment Practice/Risk

          The following table lists certain regular investment practices of the Wells Fargo Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

          Remember, each Fund is designed to meet different investment needs and objectives.

Investment Practice	Principal Risk(s)	Montgomery Total Return Bond Fund	Ultra-Short Duration Bond Fund	Strategic Income Fund

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•	•	•
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	•	•	•
Foreign Obligations Debt securities of non-U.S. companies, foreign banks, foreign governments and other foreign entities.	Foreign Investment, Regulatory, Currency and Liquidity Risk	•	•	•
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	•	•	•

High Yield Securities
Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as
“junk bonds,” tend to be more sensitive to economic
conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk		•	•
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	•	•	•

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and
financial institutions to increase return on those securities.
Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	•	•	•

Loan Participations
Debt obligations that represent a portion of a larger loan
made by a bank. Generally sold without guarantee or recourse, some participations sell at a discount because of the borrower’s credit problems.

	Credit Risk		•	•
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt or receivables held in trust.	Interest Rate, Credit and Prepayment/ Extension Risk	•	•	•

Options
The right to buy or sell a security based on an agreed upon
price at a specific time. Types of options used may include:
options on securities, options on a stock index and options on stock index futures to protect liquidity and portfolio values.

	Credit, Leverage and Liquidity Risk	•	•	•

Investment Practice	Principal Risk(s)	Montgomery Total Return Bond Fund	Ultra-Short Duration Bond Fund	Strategic Income Fund

Other Mutual Funds
Investments by the Fund in shares of other mutual funds,
which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	•	•	•
Private Issued Securities Securities which are not publicly traded but which may or may not be resold in accordance with Rule 144A of the Securities Act of 1933.	Liquidity Risk	•	•	•
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•	•	•

Stripped Obligations
Securities that give ownership to either future payments of
interest or a future payment of principal, but not both. These securities tend to have greater interest rate sensitivity than conventional debt.

	Interest Rate Risk	•	•	•

TAX FREE FUNDS

Investment Practice/Risk

          The following table lists certain regular investment practices of the Wells Fargo Funds. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk and regulatory risk are assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

          Remember, each Fund is designed to meet different investment needs and objectives.

Investment Practice	Principal Risk(s)	Municipal Bond Fund

Borrowing Policies The ability to borrow money for temporary purposes (e.g. to meet shareholder redemptions).	Leverage Risk	•
Floating and Variable Rate Debt Instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.	Interest Rate and Credit Risk	•
Forward Commitment, When-Issued and Delayed Delivery Transactions Securities bought or sold for delivery at a later date or bought or sold for a fixed price at a fixed date.	Interest Rate, Leverage and Credit Risk	•

High Yield Securities
Debt securities of lower quality that produce generally higher rates of return. These securities, sometimes referred to as “junk bonds,” tend to be more sensitive to economic conditions, more volatile, and less liquid, and are subject to greater risk of default.

	Interest Rate and Credit Risk	•
Illiquid Securities A security which may not be sold or disposed of in the ordinary course of business within seven days at the value determined for it by the Fund. Limited to 15% of net assets.	Liquidity Risk	•

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial institutions to increase returns on those securities. Loans may be made up to 1940 Act limits (currently one-third of total assets, including the value of collateral received).

	Credit, Counter-Party and Leverage Risk	•
Mortgage- and Other Asset-Backed Securities Securities consisting of fractional interests in pools of consumer loans, such as mortgage loans, car loans, credit card debt, or receivables held in trust.	Interest Rate, Credit and Prepayment/ Extension Risk	•

Other Mutual Funds
Investments by the Fund in shares of other mutual funds, which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

	Market Risk	•
Private Activity Bonds Bonds that pay interest subject to the federal AMT. Limited to 20% of net assets.	Interest Rate and Credit Risk	•
Repurchase Agreements A transaction in which the seller of a security agrees to buy back a security at an agreed-upon time and price, usually with interest.	Credit and Counter-Party Risk	•

EXHIBIT D — PORTFOLIO MANAGERS

Mark Beale
WF International Core Fund since 2005
Mr. Beale is expected to assume portfolio management responsibilities for the WF International Core Fund at the closing of the Transaction. He joined New Star in 1982 and has been a portfolio manager since 1987. He currently serves as the lead portfolio manager for New Star’s international equity product. He has 22 years of investment experience. He is a member of the Investment Policy and Currency Group, and is responsible for New Star’s research and stock selection within the U.S. market. He holds a B.A. in economic history from the University of Sussex, England.

Marie Chandoha
WF Montgomery Total Return Bond Fund and its predecessor since 1999
Ms. Chandoha joined Wells Capital in 2003 as a senior portfolio manager. Prior to joining Wells Capital, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

Huachen Chen, CFA
WF Specialized Technology Fund from 2000-April 2003; since 2004
Mr. Chen joined RCM as a securities analyst in 1985 and became a principal with the firm in 1994. For the period from 2000 through April 2003, he co-managed the day-to-day management of the Specialized Technology Fund and was responsible for fundamental security analysis for the wireless, hardware and international technology areas. Since May 2003, Mr. Chen served as a member of the team of RCM investment professionals that provided research assistance to the Fund. Mr. Chen resumed his co-management responsibilities for the Fund in 2004. He earned his B.S. from Cornell University in Electrical Engineering and his M.S. in Materials Science and Engineering from Northwestern.

Robert J. Costomiris, CFA
WF U.S. Value Fund and its predecessor since 2001
Mr. Costomiris is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in April 2001. Prior to joining SCM, he served as the Director of Research at Thomson Horstmann & Bryant, a United Asset Management affiliate that specializes in value investing, from 1997 to 2001. In addition, he specialized in managing small cap value stocks. From 1993 to 1997, Mr. Costomiris served as Senior Investment Consultant with Hewitt Associates. He received his B.S. in chemical engineering from the University of Pennsylvania and his M.B.A. in finance and accounting from the University of Chicago Graduate School of Business.

John S. Dale, CFA
WF Large Company Growth Fund since 1983
Mr. Dale joined Peregrine in 1988 as a senior vice president and has managed large company growth portfolios since 1983. Prior to joining Peregrine, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. in marketing from the University of Minnesota.

Gary J. Dunn, CFA
WF Equity Income Fund and its predecessor since 1989
Mr. Dunn is a Principal and Fund Manager with Wells Capital, sub-advisor to Wells Fargo Funds. He also provides Wells Fargo’s Private Client Services group with income equity model support. Mr. Dunn brings over two decades of experience to his current responsibilities, having held the position as Fund Manager for the Equity Income Fund and its predecessor since 1989. He earned his Chartered Financial Analyst designation in 1992, is a member of the Twin Cities Society of Security Analysts and Association for Investment Management and Research. Mr. Dunn is a graduate of the New York Institute of Finance in Securities Analysis. He also holds a bachelor’s degree in economics from Carroll College, Helena, Montana.

Lyle J. Fitterer, CFA, CPA
WF Municipal Bond Fund and its predecessor since 2000
Mr. Fitterer is expected to join Wells Capital at the closing of the Transaction. He has been with SCM since 1989, and Director of Fixed Income since 2004. He first served as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM’s hedge funds and equity mutual funds and was a portfolio manager from January 1996 to November 1998. He joined Strong Institutional Client Services as Managing Director in 1998, where he was responsible for overseeing the institutional and intermediary sales organization. He received his B.A. in accounting from the University of North Dakota.

David A. Katz, CFA
WF Large Company Core Fund since 2005
Mr. Katz is expected to assume portfolio management responsibilities for the WF Large Company Core Fund at the closing of the Transaction. He is the President and Chief Investment Officer of Matrix. Mr. Katz is also a research analyst and portfolio manager for Matrix Asset Advisors. He co-managed the Matrix Advisors Value Fund from 1996 to 1998. Mr. Katz became the sole portfolio manager in 1998 and has worked in this position until the present. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged Value Matrix Management into Matrix Asset Advisors. Mr. Katz chairs the Investment Policy Committee and is a portfolio manager/analyst. He earned his B.A. in economics, summa cum laude, from Union College and his M.B.A., with a concentration in finance, from New York University Graduate School of Business.

Richard D. Lewis
WF International Core Fund since 2005
Mr. Lewis joined New Star in 1989 and is responsible for European equities. He is a member of New Star’s Investment Policy Committee & Currency Group. He is expected to assume portfolio management responsibilities for the WF Overseas Fund at the closing of the Transaction. Mr. Lewis holds a B.A. in economic history from the University of Sussex, England.

Duane McAllister, CFA
WF Municipal Bond Fund since 2005
Mr. McAllister is expected to join Wells Capital at the close of Transaction. He joined SCM as a portfolio manager in May 2002. Mr. McAllister is a municipal fund portfolio manager. While at SCM, he has been the portfolio manager of the Strong Minnesota Tax-Free Fund since December 2002, and the Strong Advisor Municipal Bond Fund since March 2003. He has also served as co-portfolio manager of the Strong Florida Municipal Money Market Fund since April 2004, the Strong Municipal Money Market Fund since April 2004, and the Tax-Free Money Market Fund since April 2004. Prior to joining SCM, Mr. McAllister was a portfolio manager at AAL Capital Management Corporation from November 1995 to April 2002. From May 1994 to October 1995, he was a portfolio manager for Duff & Phelps Investment Management Company. Mr. McAllister received his B.A. in finance from Northern Illinois University.

Ann D. Miletti
WF Common Stock Fund since 2001
Ms. Miletti is expected to join Wells Capital at the closing of the Transaction. She joined SCM in April 1991. From August 1998 to September 2001, Ms. Miletti was an associate manager of equity accounts. In September 2001, Ms. Miletti was an associate manager of equity accounts. In October 2001, she was named as the co-portfolio manager of the Strong Common Stock Fund and the Strong Opportunity Fund. Ms. Miletti earned her B.A. in education from the University of Wisconsin.

Jay N. Mueller, CFA
WF Ultra-Short Duration Bond Fund and its predecessor since 2004
Mr. Mueller is expected to join Wells Capital at the closing of the Transaction. He joined SCM in 1991. Mr. Mueller currently serves as a portfolio manager for SCM. He has been the sole portfolio manager for the Strong Heritage Money Fund since 1995 and the Strong Money Market Fund since 1991. Since April 2004, Mr. Mueller also serves as co-portfolio manager, for the following funds: Strong Advisor Short Duration Bond Fund, Strong Corporate Income Fund, Strong Government Securities Fund, Strong Short-Term Bond Fund, Strong Short-Term Income Fund, and Strong Ultra Short-Term Income Fund. He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder & Associates. He began his investment career at Derivative Markets Management/Harris BankCorp as an investment analyst. Mr. Mueller earned a B.A. in economics from the University of Chicago.

Gary E. Nussbaum, CFA
WF Large Company Growth Fund
Mr. Nussbaum joined Peregrine Capital Management, sub-advisor to Wells Fargo Funds in 1990 as a Vice President and Portfolio Manager. He manages large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum earned a B.B.A. in finance and an M.B.A. from the University of Wisconsin.

Thomas O’Connor, CFA
WF Montgomery Total Return Bond Fund since 2003
Mr. O’Connor joined Wells Capital in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a member of the Association for Investment Management and Research. He has a B.S. degree in Finance from the University of Vermont.

Thomas J. Pence, CFA
WF Endeavor Large Cap Fund and its predecessor since 2001
WF Endeavor Select Fund and its predecessor since 2000
Mr. Pence is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in October 2000. Prior to joining SCM, Mr. Pence served as Senior Vice President and Chief Equity Investment Officer of Conseco Capital Management (“CCM”). While at CCM, he was responsible for managing all tax-exempt and taxable mid-cap equity portfolios as well as various mutual funds within the Conseco Fund Group. Prior to joining Conseco in 1991, Mr. Pence worked for the Forum Group, where he oversaw several transactions as part of the firm’s development and acquisition team. Before joining the Forum Group, Mr. Pence was a financial consultant with Peterson & Company in Chicago. Mr. Pence earned a B.S. in business from Indiana University and his M.B.A. in finance with honors from the University of Notre Dame.

Jerome “Cam” Philpott, CFA
WF Montgomery Mid Cap Growth Fund and its predecessor since 2001
WF Montgomery Small Cap Fund and its predecessor since 1993
Mr. Philpott joined Montgomery Asset Management in February 1991 as a Portfolio Analyst for the Small Cap Equity team. In January 1994 to current he has served as Portfolio Manager for the Wells Fargo Montgomery Small Cap Fund. Prior to joining Montgomery, Mr. Philpott served as a securities analyst with Boettcher & Company and a general securities analyst at Berger Associates, Inc., an investment management firm. Mr. Philpott earned his B.A. in economics from Washington and Lee University and his M.B.A. from the Darden School at the University of Virginia.

Thomas M. Price, CFA
WF Ultra-Short Duration Bond Fund and its predecessor since 2002
WF Strategic Income Fund and its predecessor since 2004
Mr. Price is expected to join Wells Capital at the closing of the Transaction. He joined SCM in 1996 as a fixed income research analyst. Mr. Price joined SCM in April 1996 as a fixed income research analyst and became a fixed income co-portfolio manager of the Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund in May 1998. In March 1992, he became the co-portfolio manager of the Strong Ultra Short-Term Income Fund and in July 2002, he became the co-portfolio manager of the Strong Short-Term Bond Fund. In August 2002, Mr. Price was named as a co-portfolio manager of the Strong Advisor Bond Fund and the Strong Advisor Short Duration Bond Fund. He became the co-portfolio manager of the Strong Corporate Income Fund and the Strong Short-Term Income Fund in October 2002 and began co-managing the Strong Advisor Strategic Income Fund in June 2004. Mr. Price is the Team Leader of SCM’s Fixed Income Team and also manages separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in finance from the University of Michigan and his M.B.A. in finance from the Kellogg Graduate School of Management, Northwestern University.

Walter C. Price, Jr., CFA
WF Specialized Technology Fund and its predecessor since 2000
Mr. Price joined RCM in 1974 as a senior securities analyst and became a principal with the firm in 1978. He currently has portfolio management responsibilities and research responsibilities at RCM, the WF Specialized Technology Fund’s sub-advisor. Mr. Price joined Dresdner RCM Global Investors in 1974 as a senior research analyst covering the technology sector. He earned his B.S. with honors in electrical engineering from M.I.T. and his B.S. and M.S. in management from the Sloan School at M.I.T.

I. Charles Rinaldi
WF Small Cap Value Fund and its predecessor since 1997
Mr. Rinaldi is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in 1997. Prior to joining SCM, he was with Mutual of America Capital Management Corporation where he was senior vice president and portfolio manager. He began his investment career at Merrill Lynch Capital Markets where he was a security analyst. He has also been employed by Glickenhaus & Company, Lehman Management Co., Arnold and S. Bleichroeder, and Gintel & Co., as a portfolio manager. Mr. Rinaldi earned a B.A. in biology from St. Michael’s College and his M.B.A. in finance from Babson College.

David L. Roberts, CFA
WF Equity Income Fund and its predecessor since 1989
Mr. Roberts joined Wells Capital in 1998 as the Equity Income Managing Director and simultaneously held this position at Norwest Investment Management until Wells Capital and Norwest Investment Management combined investment advisory services under the Wells Capital name in 1999. Mr. Roberts joined Norwest Corporation in 1972 as a Securities Analyst. He became assistant vice president and portfolio manager in 1980 and was promoted to vice president in 1982. He earned his B.A. in mathematics from Carroll College.

Stuart Roberts
WF Montgomery Mid Cap Growth Fund and its predecessor since 2001
WF Montgomery Small Cap Fund and its predecessor since 1990
Mr. Roberts joined Wells Capital Management, sub-advisor to Wells Fargo Funds, in 2002 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management for the Small Cap Growth Fund since its inception in 1990. In 2001, he became a portfolio manager of the Montgomery Mid Cap Fund. Prior to joining Montgomery, Mr. Roberts was vice president and portfolio manager at Founders Asset Management, where he was responsible for three separate growth-oriented small-cap mutual funds. He earned an M.B.A. from the University of Colorado and a bachelor’s degree in economics from Bowdoin College.

William Stevens
WF Montgomery Total Return Bond Fund and its predecessor since 1997
Mr. Stevens joined Wells Capital in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells Capital, he directed the Fixed Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery’s president and chief investment officer. Prior to joining Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. in economics.

Erik J. Voss, CFA
WF Endeavor Select Fund and its predecessor since 2000
Mr. Voss is expected to join Wells Capital at the closing of the Transaction. He joined SCM in October 2000. From January 1997 to October 2000. Mr. Voss was employed at Conseco Capital Management, Inc. as a Portfolio Manager. Mr. Voss received his B.S. in mathematics in 1989 and his M.S. in finance from the University of Wisconsin in 1993.

Richard T. Weiss
WF Common Stock Fund and its predecessor since 1991
Mr. Weiss is expected to join Wells Capital at the closing of the Transaction. He joined SCM as a portfolio manager in 1991. Prior to joining SCM he was with Stein Roe & Farnham, where he began his investment career as a research analyst in 1975, and served as a portfolio manager from 1981 to 1991. He earned a B.A. in business administration at the University of Southern California and his M.B.A. in business administration with distinction from the Harvard Graduate School of Business Administration.

EXHIBIT E -- PERFORMANCE / FINANCIAL HIGHLIGHTS OF CERTAIN ACQUIRING FUNDS

Equity Income Fund - Performance History

The following information shows you how the Fund has performed and illustrates the variability of a Fund's returns over time. The Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

Please remember that past performance is no guarantee of future results.

Equity Income Fund Class A Calendar Year Returns2*

Best Qtr.: Q2 '03 16.67%         Worst Qtr.: Q3 ‘02 (20.85)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004 was 3.34%.

The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns[1] for the period ended 12/31/03	1 year	5 years	10 years

Class A Returns Before Taxes (Incept. 5/2/96)[2]	18.76%	(0.25)%	10.01%
Class A Returns After Taxes on Distributions	16.45%	(1.68)%	8.84%
Class A Returns After Taxes on Distributions
and Sale of Fund Shares	12.11%	(0.87)%	8.28%
Class B Returns Before Taxes (Incept. 5/2/96)[2]	20.03%	(0.23)%	9.83%
Class C Returns Before Taxes (Incept. 10/1/98)[2]	22.79%	(0.02)%	9.72%
S&P 500 Index (reflects no deduction for fees,
expenses or taxes)[3]	28.67%	(0.57)%	11.06%
Russell 1000 Value Index (reflects no deduction
for fees, expenses or taxes)	30.03%	3.56%	11.88%

[1]	Returns reflect applicable sales charges.

[2]

Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

[3]	S&P 500 is a registered trademark of Standard & Poor's.

Equity Income Fund-Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES--COMMENCED ON MAY 2, 1996

	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	May 31,
For the period ended:	2003	2002	2001	2000	1999[1]	1999

Net asset value, beginning of period	$28.74	$37.23	$41.28	$44.20	$46.36	$41.19
Income from investment operations:
Net investment income (loss)	0.46	0.44	0.36	0.44	0.17	0.51
Net realized and unrealized gain (loss)
on investments	5.04	(7.51)	(4.05)	0.10	(2.09)	5.45
Total from investment operations	5.50	(7.07)	(3.69)	0.54	(1.92)	5.96
Less distributions:
Dividends from net investment income	(0.46)	(0.43)	(0.36)	(0.42)	(0.24)	(0.53)
Distributions from net realized gain	(2.46)	(0.99)	0.00	(3.04)	0.00	(0.26)
Total distributions	(2.92)	(1.42)	(0.36)	(3.46)	(0.24)	(0.79)
Net asset value, end of period	$31.32	$28.74	$37.23	$41.28	$44.20	$46.36
Total return[5]	20.12%	(19.84)%	(8.97)%	1.17%	(4.16)%	14.74%
Ratios/supplemental data:
Net assets, end of period (000s)	$161,962	$124,015	$165,304	$196,314	$109,081	$105,162
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.10%	1.10%	1.10%	1.10%	0.85%	0.85%
Ratio of net investment income (loss)
to average net assets	1.57%	1.19%	0.86%	1.07%	1.12%	1.23%
Portfolio turnover[3]	9%	12%	3%	9%	5%	3%
Ratio of expenses to average net assets
Prior to waived fees and reimbursed
Expenses[2,4,6]	1.33%	1.36%	1.51%	1.28%	0.90%	0.93%
1	The Fund changed its fiscal year-end from May 31 to September 30.

2	Includes expenses allocated from the Portfolio(s) in which the Fund invests.

3	Portfolio turnover rate represents the activity from the Fund’s investment in a single Portfolio.

4

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

5

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

6	Ratios shown for periods of less than one year are annualized.

FOR A SHARE OUTSTANDING
	CLASS B SHARES--COMMENCED ON MAY 2, 1996

	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	May 31,
For the period ended:	2003	2002	2001	2000	1999[1]	1999

Net asset value, beginning of period	$28.72	$37.18	$41.22	$44.17	$46.27	$41.12
Income from investment operations:
Net investment income (loss)	0.25	0.16	0.05	0.11	0.05	0.19
Net realized and unrealized gain (loss)
on investments	5.02	(7.49)	(4.03)	0.11	(2.08)	5.45
Total from investment operations	5.27	(7.33)	(3.98)	0.22	(2.03)	5.64
Less distributions:
Dividends from net investment income	(0.22)	(0.14)	(0.06)	(0.13)	(0.07)	(0.23)
Distributions from net realized gain	(2.46)	(0.99)	0.00	(3.04)	0.00	(0.26)
Total distributions	(2.69)	(1.13)	(0.06)	(3.17)	(0.07)	(0.49)
Net asset value, end of period	$31.31	$28.72	$37.18	$41.22	$44.17	$46.27
Total return[5]	19.22%	(20.43)%	(9.67)%	0.41%	(4.40)%	13.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$98,690	$91,889	$134,403	$152,682	$118,792	$106,688
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.85%	1.85%	1.85%	1.85%	1.60%	1.60%
Ratio of net investment income (loss)
to average net assets	0.82%	0.43%	0.12%	0.28%	0.37%	0.48%
Portfolio turnover[3]	9%	12%	3%	9%	5%	3%
Ratio of expenses to average net assets
Prior to waived fees and reimbursed
Expenses[2,4,6]	2.13%	2.18%	2.20%	2.03%	1.90%	1.94%

This table intended to help you understand the Fund’s financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all disributions). KPMG LLP audited this information which, along with its report and the Fund’s financial statements, is also contained in the Food’s annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES--COMMENCED ON OCTOBER 1, 1998

	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	May 31,
For the period ended:	2003	2002	2001	2000	1999[1]	1999

Net asset value, beginning of period	$29.52	$38.13	$42.32	$45.30	$47.49	$37.26
Income from investment operations:
Net investment income (loss)	0.25	0.18	0.05	0.19	0.08	0.47
Net realized and unrealized gain (loss)
on investments	5.19	(7.70)	(4.14)	0.03	(2.17)	10.39
Total from investment operations	5.44	(7.52)	(4.09)	0.22	(2.09)	10.86
Less distributions:
Dividends from net investment income	(0.24)	(0.15)	(0.05)	(0.16)	(0.10)	(0.48)
Distributions from net realized gain	(2.46)	(0.99)	0.00	(3.04)	0.00	(0.15)
Total distributions	(2.70)	(1.14)	(0.05)	(3.20)	(0.10)	(0.63)
Net asset value, end of period	$32.26	$29.52	$38.18	$42.32	$45.30	$47.49
Total return[5]	19.27%	(20.41)%	(9.66)%	0.41%	(4.41)%	28.55%
Ratios/supplemental data:
Net assets, end of period (000s)	$10,689	$7,415	$7,508	$7,115	$2,124	$1,106
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.85%	1.85%	1.85%	1.85%	1.60%	1.60%
Ratio of net investment income (loss)
to average net assets	0.82%	0.46%	0.14%	0.29%	0.42%	0.48%
Portfolio turnover[3]	9%	12%	3%	9%	5%	3%
Ratio of expenses to average net assets
Prior to waived fees and reimbursed
Expenses[2,4,6]	2.07%	2.12%	2.02%	1.96%	2.37%	4.37%

[1]	The Fund changed its fiscal year-end from May 31 to September 30.
[2]	Includes expenses allocated from the Portfolio(s) in which the Fund invests.
[3]	Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
[4]

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

[5]

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

[6]	Ratios shown for periods of less than one year are annualized.

Large Company Growth Fund - Performance History

The following information shows you how the Fund has performed and illustrates the variability of a Fund's returns over time. The Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index. Performance for the new Class Z shares of the Fund prior to their inception will be based on the Class A shares of the Fund.

Please remember that past performance is no guarantee of future results.

Large Company Growth Fund Class A Calendar Year Returns2*

Best Qtr.: Q4 '98 31.61% Worst Qtr.: Q1 '01 (22.88)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004 was (0.59)%.

The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns for the period ended 12/31/03[1]	1 year	5 years	10 years

Class A Returns Before Taxes (Incept. 10/1/98)[2]	19.20%	(3.07)%	10.45%
Class A Returns After Taxes on Distributions	19.20%	(3.21)%	10.09%
Class A Returns After Taxes on Distributions and Sale
of Fund Shares	12.48%	(2.58)%	9.21%
Class B Returns Before Taxes (Incept. 10/1/98)[2]	20.50%	(2.94)%	10.38%
Class C Returns Before Taxes (Incept. 11/8/99)[3]	23.37%	(2.67)%	10.28%
S&P 500 Index (reflects no deduction for fees,
expenses or taxes)[4]	28.67%	(0.57)%	11.06%

1 Returns reflect applicable sales charges.

2 Performance shown for periods prior to inception reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

3 Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class's fees and expenses.

4 S&P 500 is a registered trademark of Standard and Poor's.

Large Company Growth Fund - Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES--COMMENCED ON OCTOBER 1, 1998

	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	May 31,
For the period ended:	2003	2002	2001	2000	1999[1]	1999

Net asset value, beginning of period	$34.52	$44.57	$75.03	$57.96	$58.09	$38.48
Income from investment operations:
Net investment income (loss)	(0.46)	(0.34)	(0.37)	(0.49)	(0.12)	(0.16)
Net realized and unrealized gain (loss)
on investments	9.90	(9.71)	(29.21)	19.16	(0.01)	20.82
Total from investment operations	9.44	(10.05)	(29.58)	18.67	(0.13)	20.66
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.84)	(1.60)	0.00	(1.05)
Distributions in excess of realized gain	0.00	0.00	(0.04)	0.00	0.00	0.00
Total distributions	0.00	0.00	(0.88)	(1.60)	0.00	(1.05)
Net asset value, end of period	$43.96	$34.52	$44.57	$75.03	$57.96	$58.09
Total return[5]	27.35%	(22.55)%	(39.85)%	32.50%	(0.22)%	54.16%
Ratios/supplemental data:
Net assets, end of period (000s)	$364,406	$141,774	$202,514	$303,948	$188,890	$191,233
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss)
to average net assets	(0.69)%	(0.76)%	(0.71)%	(0.73)%	(0.58)%	(0.68)%
Portfolio turnover[3]	13%	18%	13%	9%	5%	28%
Ratio of expenses to average net assets
Prior to waived fees and reimbursed
Expenses[2,4,6]	1.41%	1.45%	1.36%	1.31%	1.40%	1.35%

1 The Fund changed its fiscal year-end from May 31 to September 30.

2 Includes expenses allocated from the Portfolio in which the Fund invests.

3 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

6 Ratios shown for periods of less than one year are annualized.

FOR A SHARE OUTSTANDING
	CLASS B SHARES--COMMENCED ON OCTOBER 1, 1998

	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	May 31,
For the period ended:	2003	2002	2001	2000	1999[1]	1999

Net asset value, beginning of period	$31.72	$41.18	$69.77	$54.29	$54.50	$39.80
Income from investment operations:
Net investment income (loss)	(0.68)	(0.69)	(0.62)	(0.72)	(0.19)	(0.17)
Net realized and unrealized gain (loss)
on investments	9.07	(8.77)	(27.09)	17.80	(0.02)	15.92
Total from investment operations	8.39	(9.46)	(27.71)	17.08	(0.21)	15.75
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.84)	(1.60)	0.00	(1.05)
Distributions in excess of realized gain	0.00	0.00	(0.04)	0.00	0.00	0.00
Total distributions	0.00	0.00	(0.88)	(1.60)	0.00	(1.05)
Net asset value, end of period	$40.11	$31.72	$41.18	$69.77	$54.29	$54.50
Total return[5]	26.45%	(22.97)%	(40.18)%	31.75%	(0.39)%	40.01%
Ratios/supplemental data:
Net assets, end of period (000s)	$246,894	$218,625	$307,706	$461,918	$201,351	$156,870
Ratios to average net assets[6]:
Ratio of expenses to average net assets[2]	1.88%	1.75%	1.75%	1.75%	1.75%	1.76%
Ratio of net investment income (loss)
to average net assets	(1.35)%	(1.31)%	(1.26)%	(1.28)%	(1.13)%	(1.22)%
Portfolio turnover[3]	13%	18%	13%	9%	5%	28%
Ratio of expenses to average net assets
Prior to waived fees and reimbursed
Expenses[2,4,6]	2.33%	2.46%	2.19%	2.15%	2.05%	2.15%

Large Company Growth Fund - Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS C SHARES--COMMENCED ON NOVEMBER 8, 1999

	Sept. 30,	Sept. 30,	Sept. 30,	May 31,
For the period ended:	2003	2002	2001	2000[1]

Net asset value, beginning of period	$31.76	$41.22	$69.85	$59.32
Income from investment operations:
Net investment income (loss)	(0.62)	(0.89)	(0.43)	(0.40)
Net realized and unrealized gain (loss)
on investments	9.04	(8.57)	(27.32)	12.53
Total from investment operations	8.42	(9.46)	(27.75)	12.13
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.84)	(1.60)
Distributions in excess of realized gains	0.00	0.00	(0.04)	0.00
Total distributions	0.00	0.00	(0.88)	(1.60)
Net asset value, end of period	$40.18	$31.76	$41.22	$69.85
Total return[5]	26.51%	(22.95)%	(40.19)%	20.72%
Ratios/supplemental data:
Net assets, end of period (000s)	$40,436	$27,092	$27,189	$25,463
Ratio of expenses to average net assets[2]	1.86%	1.75%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets	(1.34)%	(1.31)%	(1.26)%	(1.29)%
Portfolio turnover[3]	13%	18%	13%	9%
Prior to waived fees and reimbursed
Expenses[2,4,6]	2.16%	2.28%	2.15%	2.16%

1 The Fund changed its fiscal year-end from May 31 to September 30.

2 Includes expenses allocated from the Portfolio in which the Fund invests.

3 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

5 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

6 Ratios shown for periods of less than one year are annualized.

Montgomery Mid Cap Growth Fund - Performance History

The following information shows you how the Fund has performed and illustrates the variability of a Fund's returns over time. The Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index. Performance for the new Class Z shares of the Fund prior to their inception will be based on the Class A shares of the Fund.

Please remember that past performance is no guarantee of future results.

The Montgomery Mid Cap Fund was reorganized into and became the accounting survivor for the Wells Fargo Mid Cap Growth Fund, which was renamed the Wells Fargo Montgomery Mid Cap Growth Fund. The predecessor Montgomery fund was reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003. The historical performance information shown for the successor fund for periods prior to the Fund's reorganization date reflects the historical information for its predecessor.

Montgomery Mid Cap Growth Fund Class A Calendar Year Returns*2

Best Qtr.: Q4 '99 32.68% Worst Qtr.: Q3 '01 (21.96)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004 was 10.77%.

The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns for the period ended 12/31/03[1]	1 year	5 years	Life of Fund

Class A Returns Before Taxes (Incept. 12/30/94)[2]	30.13%	(0.75)%	8.15%
Class A Returns After Taxes on Distributions	30.13%	(3.50)%	5.87%
Class A Returns After Taxes on Distributions and Sale
of Fund Shares	19.58%	(1.39)%	6.39%
Class B Returns Before Taxes (Incept. 06/09/03)[3]	32.02%	(0.72)%	8.05%
Class C Returns Before Taxes (Incept. 06/09/03)[3]	34.66%	(0.52)%	7.93%
Russell Midcap Growth Index (reflects no deduction
for fees, expenses or taxes)	40.06%	7.23%	10.77%
Russell 2000 Index (reflects no deduction for fees,
expenses or taxes)	47.25%	7.13%	10.82%

1 Returns reflect applicable sales charges.

2 Performance shown for the Class A shares reflects the performance of the predecessor fund's Class R shares adjusted for the applicable sales charges.

3 Performance shown for periods prior to inception of this Class reflects the performance of the predecessor fund's Class R shares adjusted to reflect this Class's fees and expenses.

Montgomery Mid Cap Growth Fund - Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES--COMMENCED ON DECEMBER 30, 1994

	Sept. 30,	June 30,	June 30,	June 30,	June 30,	June 30
For the period ended:	2003[2]	2003	2002[1]	2001[1]	2000[1]	1999[1]

Net asset value, beginning of period	$4.77	$4.82	$7.27	$12.36	$9.85	$10.89
Income from investment operations:
Net investment income (loss)	(0.05)	(0.02)	(0.05)	(0.09)	(0.17)	(0.08)
Net realized and unrealized gain (loss)
on investments	0.37	(0.03)	(1.78)	(0.80)	4.01	(0.40)
Total from investment operations	0.32	(0.05)	(1.83)	(0.89)	3.84	(0.48)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.62)	(4.20)	(1.33)	(0.56)
Total distributions	0.00	0.00	(0.62)	(4.20)	(1.33)	(0.56)
Net asset value, end of period	$5.09	$4.77	$4.82	$7.27	$12.36	$9.85
Total return[3]	6.71%	(1.04)%	(26.49)%	(11.76)%	42.46%	(4.07)%
Ratios/supplemental data:
Net assets, end of period (000s)	$87,980	$85,320	$98,526	$164,497	$224,944	$382,483
Ratios to average net assets:[5]
Ratio of expenses to average net
assets[5]	1.42%	1.49%	1.50%	1.51%	1.55%	1.66%
Ratio of net investment income (loss)
to average net assets	(1.03)%	(0.65)%	(0.80)%	(1.13)%	(1.19)%	(0.83%)
Portfolio turnover	55%	142%	143%	68%	63%	76%
Ratio of expenses to average net assets
prior to waived fees and reimbursed
expenses[4,5]	1.42%	1.86%	3.10%	2.32%	1.92%	1.66%
1	Per share numbers have been adjusted to reflect a 2.0103 to 1 stock split.

2	The Fund changed its fiscal year-end from June 30 to September 30.

3

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

4

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

5	Ratios shown for periods of less than one year are annualized.

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

CLASS B SHARES--COMMENCED
ON JUNE 9, 2003

	Sept. 30,	Sept. 30,
For the period ended:	2003 [2]	2003

Net asset value, beginning of period	$4.68	$4.67
Income from investment operations:
Net investment income (loss)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	0.37	0.00
Total from investment operations	0.31	0.01
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$4.99	$4.68
Total return[3]	6.62%	0.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$5,216	$4,599
Ratios to average net assets:[5]
Ratio of expenses to average net	2.17%	2.14%
Ratio of net investment income (loss) to average net assets	(1.78)%	3.82%
Portfolio turnover	55%	142%
Ratio of expenses to average net assets prior to waived fees
and reimbursed expenses[4,5]	2.17%	2.22%

1 The Fund changed its fiscal year-end from June 30 to September 30.

2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 Ratios shown for periods of less than one year are annualized.

Montgomery Mid Cap Growth Fund - Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

CLASS C SHARES--COMMENCED
ON JUNE 9, 2003

	Sept. 30,	Sept. 30,
For the period ended:	2003[2]	2003

Net asset value, beginning of period	$4.68	$4.67
Income from investment operations:
Net investment income (loss)	(0.06)	0.01
Net realized and unrealized gain (loss) on investments	0.36	0.00
Total from investment operations	0.30	0.01
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$4.98	$4.68
Total return[3]	6.41%	0.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$607	$493
Ratios to average net assets:[5]
Ratio of expenses to average net	2.17%	2.12%
Ratio of net investment income (loss) to average net assets	(1.78)%	4.05%
Portfolio turnover	55%	142%
Ratio of expenses to average net assets prior to waived fees
and reimbursed expenses[4,5]	2.17%	2.22%
1	The Fund changed its fiscal year-end from June 30 to September 30.

2

Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3

During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4	Ratios shown for periods of less than one year are annualized.

Montgomery Small Cap Fund - Performance History

The following information shows you how the Fund has performed and illustrates the variability of a Fund's returns over time. The Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index. Performance for the new Class Z shares of the Fund prior to their inception will be based on the Class A shares of the Fund.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Montgomery Small Cap Fund organized as the successor fund to the Montgomery Small Cap Fund. The predecessor Montgomery fund were reorganized into the Wells Fargo Fund effective at the close of business on June 6, 2003. The historical performance information shown for the successor fund for periods prior to the Fund’s reorganization date reflects the historical information for its predecessor.

Montgomery Small Cap Fund Class A Calendar Year Returns*2

Best Qtr.: Q4 '99 . 47.31% Worst Qtr.: Q3 '98 . (32.37)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004 was 9.16%.

The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares and after-tax returns for the Class B and Class C shares will vary.

Average annual total returns for the period ended 12/31/03[1]	1 year	5 years	10 years

Class A Returns Before Taxes (Incept. 07/13/90)[2]	39.38%	0.02%	5.13%
Class A Returns After Taxes on Distributions	39.38%	(1.34)%	2.71%
Class A Returns After Taxes on Distributions and Sale
of Fund Shares	25.59%	(0.22)%	3.48%
Class B Returns Before Taxes (Incept. 06/09/03)[3]	41.73%	0.06%	4.96%
Class C Returns Before Taxes (Incept. 06/09/03)[3]	44.41%	0.27%	4.87%
Russell 2000 Index (reflects no deduction for fees,
expenses or taxes)	47.25%	7.13%	9.47%
Russell 2000 Growth Index (reflects no deduction
deduction for fees, expenses or taxes)	48.54%	0.86%	5.43%

1	Returns reflect applicable sales charges.

2

Performance shown for the Class A shares reflects the performance of the predecessor fund's Class R shares adjusted for the applicable sales charges. The predecessor fund's Class R is the accounting survivor of the reorganization of the Montgomery Small Cap Fund's Class P and Class R into the Fund's Class A.

3	Performance shown for periods prior to the inception of this Class reflects the performance of the predecessor fund's Class R shares adjusted to reflect this Class's fees and expenses.

Montgomery Small Cap Fund - Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING
	CLASS A SHARES--COMMENCED ON JULY 30, 1994

	Sept. 30,	June 30,	June 30,	June 30,	June 30,	June 30
For the period ended:	2003[1]	2003	2002	2001	2000	1999

Net asset value, beginning of period	$8.93	$8.61	$11.85	$22.20	$16.58	$20.73
Income from investment operations:
Net investment income (loss)	(0.02)	(0.07)	(0.07)	(0.13)	(0.28)	(0.17)
Net realized and unrealized gain (loss)
on investments	0.53	0.39	(3.08)	(4.43)	5.90	(1.21)
Total from investment operations	0.51	0.32	(3.15)	(4.56)	5.62	(1.38)
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.09)	(5.79)	0.00	(2.77)
Total distributions	0.00	0.00	(0.09)	(5.79)	0.00	(2.77)
Net asset value, end of period	$9.44	$8.93	$8.61	$11.85	$22.20	$16.58
Total return[3]	5.71%	3.72%	(26.68)%	(21.71)%	34.12%	(4.14)%
Ratios/supplemental data:
Net assets, end of period (000s)	$83,152	$52,891	$46,707	$74,297	$102,622	$113,323
Ratios to average net assets:[4]
Ratio of expenses to average net
assets	1.40%	1.40%	1.40%	1.35%	1.35%	1.32%
Ratio of net investment income (loss)
to average net assets	(1.13)%	(1.06)%	(0.68)%	(0.85)%	(1.14)%	(1.09%)
Portfolio turnover	47%	169%	152%	117%	93%	71%
Ratio of expenses to average net assets
prior to waived fees and reimbursed
expenses[3,4]	1.69%	1.53%	1.51%	1.36%	1.35%	1.32%

1 The Fund changed its fiscal year-end from June 30 to September 30.

2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 Ratios shown for periods of less than one year are annualized.

CLASS B
SHARES--COMMENCED
ON JUNE 9, 2003

	Sept. 30,	June 30,
For the period ended:	2003[1]	2003

Net asset value, beginning of period	$8.93	$8.88
Income from investment operations:
Net investment income (loss)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.52	0.06
Total from investment operations	0.48	0.05
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$9.41	$8.93
Total return[2]	5.38%	0.56%
Ratios/supplemental data:
Net assets, end of period (000s)	$114	$30
Ratios to average net assets:[4]
Ratio of expenses to average net	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	(1.88)%	(1.06)%
Portfolio turnover	47%	169%
Ratio of expenses to average net assets prior to waived fees
and reimbursed expenses[3,4]	2.43%	2.28%

Montgomery Small Cap Fund - Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the periods ended September 30, 2003 and June 30, 2003, and PricewaterhouseCoopers LLP audited this information for all other periods ended June 30. All of this performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

CLASS C
SHARES--COMMENCED
ON JUNE 9, 2003

	Sept. 30,	June 30,
For the period ended:	2003 [1]	2003

Net asset value, beginning of period	$8.93	$8.88
Income from investment operations:
Net investment income (loss)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.51	0.06
Total from investment operations	0.49	0.05
Less distributions:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total distributions	0.00	0.00
Net asset value, end of period	$9.42	$8.93
Total return[2]	5.49%	0.56%
Ratios/supplemental data:
Net assets, end of period (000s)	$82	$11
Ratios to average net assets:[4]
Ratio of expenses to average net	2.15%	2.15%
Ratio of net investment income (loss) to average net assets	(1.91)%	(1.06)%
Portfolio turnover	47%	169%
Ratio of expenses to average net assets prior to waived fees
and reimbursed expenses[3,4]	2.47%	2.28%

1 The Fund changed its fiscal year-end from June 30 to September 30.

2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 Ratios shown for periods of less than one year are annualized.

Montgomery Total Return Bond Fund - Performance History

The information on the following pages shows you how the Fund has performed and illustrates the variability of a Fund's returns over time. The Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index. Performance for the new Class Z shares of the Fund prior to their inception will be based on the Class A shares of the Fund.

Please remember that past performance is no guarantee of future results.

The Wells Fargo Montgomery Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund. The predecessor Montgomery fund was reorganized into the Wells Fargo Fund effective at the close of business on June 6, 2003. The historical information shown below for the successor fund reflects the historical information of its predecessor.

Montgomery Total Return Bond Fund Class A Calendar Year Returns*2

Best Qtr.: Q3 '02 4.86% Worst Qtr.: Q2 '99 (0.90)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund's year-to-date performance through June 30, 2004, was 0.11%.

The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns for the period ended 12/31/03[1]	1 year	5 years	Life of Fund

Class A Returns Before Taxes (Incept. 10/31/01)[2]	(0.32)%	5.84%	6.75%
Class A Returns After Taxes on Distributions	(1.88)%	3.41%	4.07%
Class A Returns After Taxes on Distributions and Sale
of Fund Shares	(0.22)%	3.45%	4.08%
Class B Returns Before Taxes (Incept. 06/09/03)[2]	(1.62)%	6.13%	7.25%
Class C Returns Before Taxes (Incept. 06/09/03)[2]	2.36%	6.31%	7.11%
LB Aggregate Bond Index (reflects on deduction
for fees, expenses or taxes)[3]	4.10%	6.62%	5.57%

1 Returns reflect applicable sales charges.

2 Performance shown for the Fund's Class A, Class B and Class C shares reflects the performance of the Class A, Class B and Class C shares of the predecessor fund adjusted for applicable sales charges. Performance shown for periods prior to inception of each class reflects the performance of the predecessor fund's Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The predecessor fund incepted on June 30, 1997.

3 Lehman Brothers Aggregate Bond Index.

Performance History

Montgomery Total Return Bond Fund Select Class Calendar Year Returns*1

Best Qtr.: Q3 '01 . 4.86% Worst Qtr.: Q2 '99 . (0.86)%

* The Fund's year-to-date performance through June 30, 2004, was 0.36%.

The table below provides average annual total return information, both before and after taxes, for the Fund's Select Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund

Select Class Returns Before Taxes (Incept. 10/31/01)[1]	4.65%	6.99%	7.69%
Select Class Returns After Taxes on Distributions	2.91%	4.37%	4.87%
Select Class Returns After Taxes on Distributions and Sale
of Fund Shares	3.00%	4.33%	4.80%
LB Aggregate Bond Index (reflects no deduction for
expenses or taxes)[2]	4.10%	6.62%	5.57%

1 Performance shown for the Select Class shares reflects the performance of the predecessor fund's I-Class shares. Performance shown for periods prior to the inception of the predecessor fund's I-Class shares reflects the performance of the predecessor fund's R shares, and includes expenses that are not applicable to the Select Class shares. The predecessor fund incepted on June 30, 1997.

2 Lehman Brothers Aggregate Bond Index.

MONTGOMERY TOTAL RETURN BOND FUND INSTITUTIONAL CLASS

CALENDAR YEAR RETURNS*1

Best Qtr.: Q3 '02 4.91% Worst Qtr.: Q2 '99 (0.86)%

* The Fund's year-to-date performance through June 30, 2004, was 0.22%.

The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Average annual total returns for the period ended 12/31/03	1 year	5 years	Life of Fund

Institutional Class Returns Before Taxes (Incept. 6/30/97)[1]	4.64%	6.91%	7.62%
Institutional Class Returns After Taxes on Distributions	2.91%	4.32%	4.83%
Institutional Class Returns After Taxes on Distributions
And Sale Fund Shares	3.00%	4.28%	4.77%
LB Aggregate Bond Index (reflects no deduction for
expenses or taxes)[2]	4.10%	6.62%	7.52%

1	Performance shown for the Institutional Class shares reflects the performance of the predecessor fund's Class R shares.

2	Lehman Brothers Aggregate Bond Index.

Montgomery Total Return Bond Fund - Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

	CLASS A SHARES--
	COMMENCED ON
	OCTOBER 31, 2001

	May 31,	June 30,	June 30,
For the period ended:	2004[1]	2003	2002

Net asset value, beginning of period	$12.79	$12.17	$12.45
Income from investment operations:
Net investment income (loss)	0.34	0.63	0.32
Net realized and unrealized gain (loss)
on investments	(0.35)	0.69	(0.06)
Total from investment operations	(0.01)	1.32	0.26
Less distributions:
Dividends from net investment income	(0.34)	(0.62)	(0.32)
Distributions from net realized gain	(0.12)	(0.08)	(0.22)
Total distributions	(0.46)	(0.70)	(0.54)
Net asset value, end of period	$12.32	$12.79	$12.17
Total return[2]	(0.09)%	10.95%	2.21%
Ratios/supplemental data:
Net assets, end of period (000s)	$45,670	$2,691	$117
Ratios to average net assets:[3]
Ratio of expenses to average net assets	0.90%[5]	0.97%[5]	0.96%
Ratio of net investment income (loss)
to average net assets	3.07%	3.78%	5.78%
Portfolio turnover	918%	544%	193%
Prior to waived fees and reimbursed
Expenses[3,4]	1.16%	1.61%	1.95%

1	The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.

2

Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

3	Ratios shown for periods of less than one year are annualized.

4

During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

5	Includes interest expense.

	CLASS B SHARES--			CLASS C SHARES--
	COMMENCED ON			COMMENCED ON
	OCTOBER 31, 2001			OCTOBER 31, 2001

	May 31,	June 30,	June 30,	May 31,	June	30,	June 30,
For the period ended:	2004	2003	2002	2004	2003		2002

Net asset value, beginning of period	$12.80	$12.18	$12.45	$12.73		$12.12	$12.45
Income from investment operations:
Net investment income (loss)	0.25	0.56	0.23	0.25		0.57	0.25
Net realized and unrealized gain (loss)
on investments	(0.35)	0.69	(0.05)	(0.35)		0.67	(0.11)
Total from investment operations	(0.10)	1.25	0.18	(0.10)		1.24	0.14
Less distributions:
Dividends from net investment income	(0.25)	(0.55)	(0.23)	(0.25)		(0.55)	(0.25)
Distributions from net realized gain	(0.12)	(0.08)	(0.22)	(0.12)		(0.08)	(0.22)
Total distributions	(0.37)	(0.63)	(0.45)	(0.37)		(0.63)	(0.47)
Net asset value, end of period	$12.33	$12.80	$12.18	$12.26		$12.73	$12.12
Total return[2]	(0.79)%	9.85%	1.52%	(0.79)%		9.78%	1.12%
Ratios/supplemental data:
Net assets, end of period (000s)	$8,031	$3,868	$87	$6,428		$4,425	$27
Ratios to average net assets[3]:
Ratio of expenses to average net assets	1.65%	1.71%[5]	0.83%	1.65%		1.71%[5]	0.95%
Ratio of net investment income (loss)
to average net assets	2.19%	2.81%	4.93%	2.20%		2.88%	5.14%
Portfolio turnover	918%	544%	193%	918%		544%	193%
Ratio of expenses to average net assets
Prior to waived fees and reimbursed
Expenses[3,4]	1.91%	2.31%	1.94%	1.91%		2.32%	1.93%

Montgomery Total Return Bond Fund - Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

	SELECT CLASS SHARES—
	COMMENCED ON OCTOBER 31, 2001

	May 31,	June 30,	June 30,
For the period ended:	2004[1]	2003	2002

Net asset value, beginning of period	$12.58	$11.97	$12.45
Income from investment operations:
Net investment income (loss)	0.39	0.73	0.47
Net realized and unrealized gain (loss)
on investments	(0.35)	0.66	(0.25)
Total from investment operations	0.04	1.39	0.22
Less distributions:
Dividends from net investment income	(0.39)	(0.70)	(0.48)
Distributions from net realized gain	(0.12)	(0.08)	(0.22)
Total distributions	(0.51)	(0.78)	(0.70)
Net asset value, end of period	$12.11	$12.58	$11.97
Total return[2]	0.38%	11.05%	1.90%
Ratios/supplemental data:
Net assets, end of period (000s)	$50,699	$51,022	$202
Ratios to average net assets:[3]
Ratio of expenses to average net assets	0.42%	0.42%[5]	0.42%
Ratio of net investment income (loss)
to average net assets	3.49%	4.66%	5.99%
Portfolio turnover	918%	544%	193%
Prior to waived fees and reimbursed
Expenses[3,4]	0.74%	0.99%	1.71%

1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.

2Total return represents aggregate total return for the periods indicated.

3 Annualized.

4 Includes interest expense.

Montgomery Total Return Bond Fund

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information for the period ended June 30, 2003. PricewaterhouseCoopers LLP audited this information for all prior periods. All performance information along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

	INSTITUTIONAL CLASS SHARES—COMMENCED
	ON JUNE 30, 1997

	May 31,	June 30,
For the period ended:	2004[1]	2003

Net asset value, beginning of period	$12.57	$11.97
Income from investment operations:
Net investment income (loss)	0.36	0.64
Net realized and unrealized gain (loss)
on investments	(0.34)	0.68
Total from investment operations	0.02	1.32
Less distributions:
Dividends from net investment income	(0.36)	(0.64)
Distributions from net realized gain	(0.12)	(0.08)
Total distributions	(0.48)	(0.72)
Net asset value, end of period	$12.11	$12.57
Total return[2]	0.20%	11.01%
Ratios/supplemental data:
Net assets, end of period (000s)	$202,187	$91,244
Ratios to average net assets:
Ratio of expenses to average net assets	0.70%	0.60%[4]
Ratio of net investment income (loss)
to average net assets	3.25%	4.56%
Portfolio turnover	918%	544%
Ratio of expenses to average net assets
Prior to waived fees and reimbursed
Expenses[3]	0.99%	1.19%

1 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.

3 During each period, various fees and expenses were waived and/or reimbursed. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 Includes interest expense.

June 30,	June 30,	June 30,	June 30,
2002	2001	2000	1999

$11.85	$11.33	$11.66	$12.44
0.43	0.70	0.77	0.73
0.36	0.52	(0.20)	(0.35)
0.79	1.22	0.57	0.38
(0.45)	(0.70)	(0.75)	(0.74)
(0.22)	0.00	(0.15)	(0.42)
(0.67)	(0.70)	(0.90)	(1.16)
$11.97	$11.85	$11.33	$11.66
8.81%	11.06%	4.96%	3.20%
$38,841	$31,788	$28,112	$38,476
0.71%	0.95%	0.80%	1.16%
5.38%	6.02%	6.78%	5.88%
193%	449%	176%	158%
1.42%	1.59%	1.13%	1.25%

Specialized Technology Fund – Performance History

The information on the following pages shows you how the Fund has performed and illustrates the variability of a Fund's returns over time. the Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index. Performance for the new Class Z shares of the Fund prior to their inception will be based on the Class A shares of the Fund.

Please remember that past performance is no guarantee of future results.

Specialized Technology Fund Class A Calendar Year Returns*

Best Qtr.: Q4 '01 39.40% Worst Qtr.: Q1 '01 (32.80)%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through June 30, 2004 was 6.57%.

The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

Average annual total returns for the period ended 12/31/03[1]	1 year	Life of Fund

Class A Returns Before Taxes (Incept. 9/18/00)	62.60%	(24.25)%
Class A Returns After Taxes on Distributions	62.60%	(24.25)%
Class A Returns After Taxes on Distributions
and Sale Fund Shares	40.69%	(19.46)%
Class B Returns Before Taxes (Incept. 9/18/00)	66.19%	(25.16)%
Class C Returns Before Taxes (Incept. 9/18/00)	68.80%	(23.66)
S&P 500 Index (reflects no deduction for fees,
expenses or taxes)[2]	28.67%	(6.13)%

1 Returns reflect applicable sales charges.

2 S&P 500 is a registered trademark of Standard & Poor's.

Specialized Technology Fund - Financial Highlights

This table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of the Fund/Class, if shorter). Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

FOR A SHARE OUTSTANDING

	CLASS A SHARES-- COMMENCED
	ON SEPTEMBER 18, 2000

	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,
For the period ended:	2003	2002	2001	2000

Net asset value, beginning of period	$2.23	$3.02	$10.11	$10.00
Income from investment operations:
Net investment income (loss)	0.02	(0.06)	(0.02)	0.00
Net realized and unrealized gain (loss)
on investments	1.68	(0.73)	(7.07)	0.11
Total from investment operations	1.70	(0.79)	(7.09)	0.11
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00
Total distributions	0.00	0.00	0.00	0.00
Net asset value, end of period	$3.93	$2.23	$3.02	$10.11
Total return[1]	76.23%	(26.16)%	(70.13)%	1.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$110,730	$13,559	$22,946	$42,626
Ratios to average net assets:[3]
Ratio of expenses to average net assets[3]	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets	(1.45)%	(1.37)%	(0.47)%	(0.13)%
Portfolio turnover[3]	276%	388%	773%	7%
Prior to waived fees and reimbursed
Expenses[2,3]	1.98%	2.47%	2.00%	2.02%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Ratios shown for periods of less than one year are annualized.

	CLASS B SHARES-- COMMENCED				CLASS C SHARES-- COMMENCED
	ON SEPTEMBER 18, 2000				ON SEPTEMBER 18, 2000

	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,	Sept. 30,		Sept. 30,		Sept. 30,
For the period ended:	2003	2002	2001	2000	2003	2002		2001		2000

Net asset value, beginning of period	$2.19	$3.00	$10.11	$10.00	$2.19	$3.00		$10.11		$10.00
Income from investment operations:
Net investment income (loss)	(0.06)	(0.08)	(0.06)	0.00	(0.06)	(0.08)	(0.06)			0.00
Net realized and unrealized gain (loss)
on investments	1.72	(0.73)	(7.05)	0.11	1.71	(0.73)	(7.05)		0.11
Total from investment operations	1.66	(0.81)	(7.11)	0.11	1.65	(0.81)	(7.11)		0.11
Less distributions:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00		0.00		0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	0.00		0.00		0.00
Total distributions	0.00	0.00	0.00	0.00	0.00	0.00		0.00		0.00
Net asset value, end of period	$3.85	$2.19	$3.00	$10.11	$3.84	$2.19		$3.00		$10.11
Total return[1]	75.80%	(27.00)%	(70.33)%	1.10%	75.34%	(27.00)%		(70.33)%			1.10%
Ratios/supplemental data:
Net assets, end of period (000s)	$31,785	$20,949	$34,218	$52,958	$7,076	$4,295		$7,320		$14,176
Ratios to average net assets:[3]
Ratio of expenses to average net assets	2.50%	2.50%	2.50%	2.50%	2.50%	2.50%		2.50%		2.50%
Ratio of net investment income (loss)
to average net assets	(2.10)%	(2.12)%	(1.24)%	(0.88)%	(2.10)%	(2.12)%		(1.22)%			(0.90)%
Portfolio turnover[3]	276%	388%	773%	7%	276%	388%		773%		7%
Prior to waived fees and reimbursed
Expenses[2,3]	3.08%	3.46%	2.72%	2.77%	2.91%	3.16%		2.66%		2.77%

EXHIBIT F—AGREEMENT AND PLAN OF REORGANIZATION

WELLS FARGO FUNDS TRUST

OR

WELLS FARGO VARIABLE TRUST

AND

THE APPLICABLE STRONG FUND ENTITY IDENTIFIED ON THE SIGNATURE
PAGES HEREOF

AGREEMENT AND

PLAN OF

REORGANIZATION

Dated as of September 13, 2004

          This AGREEMENT AND PLAN OF REORGANIZATION (the or this “Plan”) is made as of this 13th day of September, 2004, by and between Wells Fargo Funds Trust, a Delaware statutory trust, and Wells Fargo Variable Trust, a Delaware statutory trust, each as applicable to the acquisition of the applicable Acquired Funds (as hereinafter defined) (as applicable, “Wells Fargo Funds”), each acting for itself and on behalf of its series (each an “Acquiring Fund”) and the Strong Fund entities identified on the signature pages hereof, each either a Delaware statutory trust or a Wisconsin corporation as indicated on the signature pages hereof (each, a “Registrant”), each acting for itself and on behalf of its series (each an “Acquired Fund”), (as to Section 21 only) Wells Fargo Funds Management, LLC, a Delaware limited liability company (“WFFM”) and (as to Section 21 only) Strong Capital Management, Inc., a Wisconsin corporation (“SCM”).

          WHEREAS, Wells Fargo & Company; Wells Capital Management Incorporated; WFFM; Wells Fargo Bank, N.A.; Wells Fargo Investments, LLC; Strong Financial Corporation (“SFC”); and certain shareholders of SFC entered into an Asset Purchase Agreement (the “Purchase Agreement”) dated as of May 25, 2004 which, among other things, provides for the purchase of certain assets of SFC by Wells Fargo and its affiliates and contemplates a reorganization of the Acquired Funds, which are currently being managed by SCM, into the Acquiring Funds;

          WHEREAS, Wells Fargo Funds and Registrant are open-end management investment companies registered with the Securities and Exchange Commission (the “SEC”) under the Investment CompanyAct of 1940, as amended (the “1940 Act”);

          WHEREAS, the parties desire that each Acquiring Fund (a “Corresponding Acquiring Fund”) acquire substantially all of the assets and assume substantially all of the liabilities of theAcquired Fund listed above opposite the Acquiring Fund (“Corresponding Acquired Fund”) in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Corresponding Acquired Fund in connection with the liquidation and termination of the Corresponding Acquired Fund (each transaction between an Acquiring Fund and its Corresponding Acquired Fund, a “Reorganization”);

          WHEREAS, in connection with the Reorganizations, as soon as reasonably practicable following the steps above, Registrant shall be liquidated and dissolved, transferring any and all of its remaining assets and liabilities, other than the right to receive any shares of the Acquired Funds referred to above, to a new trust (the “Successor Trust”); and

          WHEREAS, the parties intend that each Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the “Code”), and that each Acquiring Fund and its Corresponding Acquired Fund be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to that Reorganization;

          NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

          1.        Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.

1934 Act	The Securities Exchange Act of 1934, as amended.

Acquired Class	The Acquired Fund share class set forth opposite an Acquiring Class in the Corresponding Classes Table on Schedule A.

Acquiring Class	The class of an Acquiring Fund’s shares that Wells Fargo Funds will issue to the shareholders of the Corresponding Acquired Class as set forth in the Corresponding Classes Table on Schedule A.

Acquired Fund Financial Statements

For Active Reorganizations (as defined below), the audited financial statements of each Acquired Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of each Acquired Fund for its most recently completed semi-annual period.

Acquiring Fund Financial Statements

For Active Reorganizations involving Acquiring Funds that are not Shell Acquiring Funds, the audited financial statements of each Acquiring Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of each Acquiring Fund for its most recently completed semi-annual period.

Acquired Assets	All Assets, other than the Excluded Assets.

Active Reorganization	Each Reorganization set forth in the Active Reorganization Table on Schedule A.

Assets

All property and assets of any kind and all interests, rights, privileges and powers of or attributable to an Acquired Fund, whether or not determinable at the Effective Time and wherever located. Assets include all cash, cash equivalents, securities, insurance policies and rights thereunder, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by an Acquired Fund and any deferred or prepaid expense shown as an asset on the Acquired Fund’s books.

Assumed Liabilities

All Liabilities, other than the Excluded Liabilities, of an Acquired Fund, including the obligations of each Acquired Fund to indemnify, advance funds to, defend, contribute to the liability of, and/or hold harmless, the president and/or any director of the Acquired Fund under or pursuant to a contract identified on Schedule C or such Acquired Fund’s constituent documents, in either case, as in effect on or prior to the date of this Plan, except those relating to or resulting from the Specified Rights and Obligations.

Board

Board of Directors or Board of Trustees of Registrant or Wells Fargo Funds, as the context requires (and references herein to “directors” or “trustees” of either entity mean the directors or trustees, as applicable, of that entity).

Closing Date	April 8, 2005, or such other time as the parties may agree to in writing with respect to a Reorganization.

Contingent Settlement and Release Agreement	The Contingent Settlement and Release Agreement dated May 14, 2004, by and among the Acquired Funds, SCM, and the other SFC-affiliated defendants.

Effective Time	9:00 a.m. Eastern Time on the business day following the Closing Date of a Reorganization, or such other time and date as the parties may agree to in writing.

Excluded Assets

All rights of an Acquired Fund: (i) under or in respect of this Plan, (ii) in respect of its relationship with any legal counsel relating to this Plan or the Specified Rights and Obligations, including without limitation, any attorney-client, attorney work-product, or other privilege, or (iii) that comprise Specified Rights and Obligations, which shall not be deemed to be Assets at the Effective Time and shall not be transferred to an Acquiring Fund, but instead shall be retained by the Acquired Fund.

Excluded Liabilities

All Liabilities of the Acquired Funds in respect of the Specified Rights and Obligations, which shall not be deemed to be Liabilities at the Effective Time and shall not be transferred to an Acquiring Fund but instead shall be retained by the Acquired Fund.

HSR Act	The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Know, Known or Knowledge	Known after reasonable inquiry.

Liabilities

Any and all debts, liabilities and obligations, whether accrued or unaccrued, Known or unknown, absolute or contingent, conditional or fixed, matured or unmatured, or determined or determinable, of, allocated or attributable to, an Acquired Fund.

Liquidating Trust

A trust (i) meeting the requirements set forth in Internal Revenue Service Revenue Procedure 82-58, 1982-2 C.B. 848; (ii) that is at no time described in Section 851(a)(1) or Section 851(a)(2) of the Code; and (iii) that does not elect to be treated as a corporation for federal or applicable state tax purposes.

marketable title

References in this Plan to marketable title mean marketable title subject to any restrictions on transferability imposed under or in connection with applicable securities laws; for example, title to securities that are “restricted securities” (as defined in Rule 144(a)(3) under the 1933 Act) shall not be deemed to not result in marketable title by reason of the restrictions on transfer imposed on restricted securities pursuant to the 1933 Act.

Material Agreements	The agreements set forth on Schedule C, as may be amended from time to time.

N-1A Registration Statement	The Registration Statement of Wells Fargo Funds on Form N-1A under the 1933 Act and the 1940 Act as filed with the SEC and in effect as of the date of this Plan.

N-14 Registration Statement

The Registration Statement of Wells Fargo Funds on Form N-14 under the 1933 Act and the 1940 Act that will register the shares of each Acquiring Fund to be issued in the Reorganizations and will include the proxy materials necessary for the shareholders of the Corresponding Acquired Funds to approve the Reorganizations.

president	References in this Plan to the president of the Acquired Funds or any of them refer to Phillip O. Peterson.

Reorganization Documents

Such bills of sale, assignments, and other instruments of transfer as Wells Fargo Funds and Registrant deem desirable for an Acquired Fund to transfer to an Acquiring Fund all right and title to and interest in the Corresponding Acquired Fund’s Acquired Assets and Assumed Liabilities and for the Acquiring Fund to assume the Corresponding Acquired Fund’s Acquired Assets and Assumed Liabilities.

Schedule A	Schedule A to this Plan.

Schedule B	Schedule B to this Plan, as amended from time to time.

Schedule C	Schedule C to this Plan, as amended from time to time.

Schedule D	Schedule D to this Plan.

Schedule E	Schedule E to this Plan.

Shell Acquiring Funds	The Acquiring Funds that have no assets or liabilities as of the date of this Plan.

Shell Reorganizations	The Reorganizations set forth in the Shell Reorganization Table on Schedule A.

Specified Claims

Any rights that arise out of or relate to any and all matters relating to (1) the allegations contained in the complaint filed by the New York Attorney General and settled September 3, 2003, including but not limited to the shareholder class actions and derivative actions disclosed as items 1 through 51 on Schedule B, (2) any litigation or other proceeding arising out of the same or similar allegations, (3) any litigation or other proceeding arising out of any investigations or other matters that are or should be identified on Schedule B, and (4) any personal trading in mutual funds by Richard S. Strong.

Specified Rights and Obligations

Any rights or claims (including, without limitation, in respect of insurance, indemnification, or contribution) in connection with, and Liabilities of an Acquired Fund in respect of, the Specified Claims.

Valuation Time

The time on the Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time and date as the parties may agree to in writing, that Wells Fargo Funds determines the net asset value of the shares of the Acquiring Fund and Registrant determines the net value of the Acquired Assets of or attributable to the Corresponding Acquired Fund. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be as of the date and time of day then set forth in the N-14 Registration Statement as the date and time of day as of which net asset value is calculated.

          2.        Regulatory Filings and Shareholder Action.

                    (a)     Wells Fargo Funds shall promptly prepare and file the N-14 Registration Statement with the SEC. Wells Fargo Funds also shall promptly prepare and file an amendment to its Registration Statement with the SEC on Form N-1A to register the shares of the Acquiring Funds involved in the Shell Reorganizations. Wells Fargo Funds shall make any state securities filings necessary to accomplish the Reorganization as and when required. Prior to making any filing with the SEC of the N-14 Registration Statement or any amendment thereto, Wells Fargo Funds shall give Registrant a reasonable opportunity to review and comment thereon and shall obtain Registrant’s consent to the making of such filing. Registrant shall review such filing and communicate any comments with respect thereto as soon as reasonably practicable.

                    (b)     Registrant shall assist Wells Fargo Funds in preparing the N-14 Registration Statement and the Form N-1A amendment referenced in Subsection 2(a) of this Plan.

                    (c)     The parties shall seek orders of the SEC, if appropriate, providing them with any necessary relief from the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

                    (d)     As soon as practicable after the effective date of the N-14 Registration Statement, each Acquired Fund shall hold a meeting of its shareholders to consider and approve this Plan, the Reorganization and such other matters as the Board of the Acquired Fund may determine.

                    (e)     Each of Registrant and Wells Fargo Funds shall use all commercially reasonable efforts to cause all of the conditions to the obligations of the other set forth in Section 7 or 8 hereof to be satisfied as promptly as reasonably practicable following the date of this Plan.

          3.       Transfer of Acquired Fund Acquired Assets. Registrant, on behalf of each Acquired Fund, and Wells Fargo Funds shall take the following steps with respect to each Reorganization:

                    (a)      On or prior to the Closing Date, Registrant shall endeavor to pay or make reasonable provision to pay out of the Acquired Fund’s Assets all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are Known to Registrant and that are due and payable as of the Closing Date.

                     (b)      At the Effective Time, Registrant shall assign, transfer, deliver and convey all of the Acquired Assets of each Acquired Fund to the Corresponding Acquiring Fund. Wells Fargo Funds shall then accept the Acquired

Assets and assume the Assumed Liabilities such that at and after the Effective Time (i) all of the Acquired Assets at or after the Effective Time shall become and be the assets of the Acquiring Fund and (ii) all of the Assumed Liabilities at the Effective Time shall attach to the Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund. Wells Fargo Funds agrees on behalf of each Acquiring Fund that upon any merger, consolidation, conversion of form of entity, corporate reorganization, liquidation, dissolution, or sale or disposition (whether in a single transaction or a series of related transactions) of all or substantially all of the assets of such Acquiring Fund within three (3) years after the Closing Date, it will cause the surviving or transferee entity to agree in writing to be bound by all of the Acquiring Fund’s obligations under clause (ii) of this Section 3(b).

                    (c)     Registrant shall assign, transfer, deliver and convey the Acquired Fund’s Acquired Assets to the Corresponding Acquiring Fund at the Reorganization’s Effective Time on the following bases:

                    (1)     In exchange for the transfer of the Acquired Assets, Wells Fargo Funds shall simultaneously issue and deliver to the Acquired Fund full and fractional shares of beneficial interest of the corresponding Acquiring Class. Wells Fargo Funds shall determine the number of shares of each Acquiring Class to issue by dividing the net value of theAcquiredAssets attributable by ratable allocation to the correspondingAcquired Class by the net asset value of one Acquiring Class share. Based on this calculation, Wells Fargo Funds shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the net value of the Acquired Assets of the corresponding Acquired Class.

                    (2)      The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Acquired Assets to be conveyed, as of the Valuation Time in accordance with Wells Fargo Funds current valuation policies and procedures, a copy of which has been furnished to Registrant. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

                    (3)     Registrant shall cause its custodian to transfer the Acquired Assets with good and marketable title to the custodian for the account of the Acquiring Fund. Registrant shall cause its custodian to transfer all cash in the form of immediately available funds payable to the order of the Wells Fargo Funds’ custodian for the account of the Acquiring Fund. Registrant shall cause its custodian to transfer any Acquired Assets that were not transferred to the Acquiring Fund’s custodian at the Effective Time to the Wells Fargo Funds’ custodian at the earliest practicable date thereafter.

                    (d)     Promptly after the Closing Date, Registrant will deliver to Wells Fargo Funds an unaudited statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

                    (e)     Notwithstanding anything herein to the contrary, the Specified Rights and Obligations shall not be Acquired Assets or Assumed Liabilities and shall not be assigned, transferred, delivered or conveyed to the Acquiring Fund or accepted or assumed by Wells Fargo Funds.

          4.        Liquidation and Termination of Acquired Funds, Registration of Shares and Access to Records. Registrant, on behalf of each of the Acquired Funds, and Wells Fargo Funds, shall take the following steps with respect to each Reorganization:

                    (a)     At or as soon as reasonably practical after the Effective Time, Registrant shall liquidate by (i) distributing to shareholders of record of the corresponding Acquired Class immediately prior to the Effective Time full and fractional shares of beneficial interest of the corresponding Acquiring Class equal in value, as of the Valuation Time, to the shares of the corresponding Acquired Class held of record by the shareholder immediately prior to the Effective Time, and (ii) transferring the Excluded Assets and the Excluded Liabilities to the Successor Trust in accordance with applicable law and Registrant’s Articles of Incorporation or Declaration of Trust. Each shareholder also shall have the right to receive from the Acquiring Fund at or as soon as practicable after the Effective Time any unpaid dividends or other distributions that Registrant declared with respect to the shareholder’s Corresponding Acquired Fund shares before the Effective Time. Wells Fargo Funds shall record, on separate and distinct records for each Acquiring Fund, the ownership by the shareholders of the respective Acquiring Fund shares; Registrant shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each corresponding Acquired Class. Wells Fargo Funds does not issue certificates, and shall not be required to issue certificates to shareholders of the Acquired Funds. Registrant shall wind up its business and the affairs of the Acquired Funds and shall take all steps as are necessary and proper to dissolve and terminate Registrant and the

Acquired Funds as soon as is reasonably practicable after the Effective Time and in accordance with all applicable laws and regulations, as set forth in the Plan of Dissolution contained in Schedule D.

               (b)     At and after the Closing Date, Registrant shall provide Wells Fargo Funds and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund shareholders and the number and percentage ownership of the outstanding shares of the corresponding Acquired Classes owned by each shareholder immediately prior to the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders’ taxpayer identification numbers and their liability for or exemption from back-up withholding. Prior to the Closing Date, Registrant shall direct its service providers that maintain records with respect to the Acquired Fund as are required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act to continue to preserve and maintain such records as required by such Section and Rules, unless Wells Fargo Funds and Registrant agree in writing that such records be delivered to Wells Fargo Funds or to another service provider. As soon as practicable following the Reorganization, Registrant shall deliver all books and records with respect to the Acquired Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of each corresponding Acquired Class, to Wells Fargo Funds and Wells Fargo Funds shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.

                    (c)     If Wells Fargo Funds or anyAcquiring Fund receives any distribution from the Contingent Settlement and Release Agreement or any regulatory settlement, it shall not retain such distribution except as such retention may be in accordance with the Contingent Settlement and Release Agreement or such regulatory settlement, as the case may be, and otherwise will remit it promptly to the Successor Trust, which shall deliver such distribution (or cause the delivery thereof) to the person or persons entitled thereto in accordance with the Contingent Settlement and Release Agreement or regulatory settlement, as the case may be, and, to the extent not inconsistent with such agreement or regulatory settlement, this Plan.

          5.        Certain Representations, Warranties and Agreements of Registrant. Registrant, on behalf of itself and, as appropriate, each of its Acquired Funds, separately and not jointly, represents and warrants to, and agrees with, Wells Fargo Funds as follows:

                    (a)     Registrant is a statutory trust or corporation, duly created, validly existing and in good standing under the laws of the State of Delaware or Wisconsin. The Board of Registrant duly established and designated each of the Acquired Funds as a series of Registrant. Registrant is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                    (b)     Each of Registrant and the Acquired Funds has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A as filed with the SEC and amended from time to time, to enter into this Plan and, subject to the approval of shareholders referred to in Section 2, to consummate the transactions contemplated herein.

                    (c)      The Board of Registrant has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Registrant have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referred to in Section 2, the consummation of the transactions contemplated by this Plan will not, violate any applicable law or regulation, Registrant’s Articles of Incorporation or Trust Instrument and By-Laws or other constituent agreements or any Material Agreement. Except for the approval of the shareholders of each Acquired Fund, Registrant does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

                    (d)      For each taxable year of its operation (including, as applicable, the taxable year ending on the day of the Effective Time), each Acquired Fund has met (or will meet) the requirements under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification as a regulated investment company and has computed (or will compute) its federal income tax liability, if any, under Section 852 of the Code.

                    (e)     The N-14 Registration Statement, when filed with the SEC, when distributed to shareholders and at the time of the shareholder meeting of each Acquired Fund for the Reorganization and at the Effective Time of the Reorganization, insofar as it relates to the Registrant and each Acquired Fund: shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made.

                    (f)     Registrant has duly authorized and validly issued all of the issued and outstanding shares of each Acquired Fund and all of the shares are validly outstanding, fully paid and non-assessable by Registrant, and were offered for sale and sold in conformity, in all material respects, with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase the shares of any Acquired Fund, nor are there any securities convertible into shares of any Acquired Fund, except to the extent that Class B shares of an applicable Acquired Fund are convertible into Class A shares under certain circumstances.

                    (g)     Except in respect of the facts underlying the matters disclosed on Schedule B, as to which no representation is made, Registrant, with respect to each Acquired Fund, is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and, from the date of this Plan through the Closing Date, shall comply in all material respects with all newly adopted rules and regulations under the 1940Act on or before their compliance dates. Except in respect of the facts underlying the matters disclosed on Schedule B as to which no representation is made, Registrant, with respect to each Acquired Fund, is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in its Form N-1A Registration Statement currently in effect. The value of the net assets of each Acquired Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquired Fund and all purchases and redemptions of shares of each Acquired Fund have been effected at the net asset value per share calculated in such a manner.

                    (h)     Except as otherwise provided herein, Registrant shall operate the business of each of the Acquired Funds in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by such Acquired Fund’s Board prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of such Acquired Fund and Wells Fargo Funds in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (including obtaining such additional “run off” insurance coverage as Registrant’s Board may approve and selling assets for purposes of realizing taxable gains to offset tax-loss carryforwards). Notwithstanding the foregoing, Registrant shall: (i) not take any action inconsistent with the treatment of any Reorganization as a “reorganization,” within the meaning of Section 368(a) of the Code; and (ii) take all commercially reasonable actions necessary to ensure satisfaction of representations in the certificate to be provided to Morrison & Foerster LLP in connection with their opinion described in Sections 7(g) and 8(f).

                    (i)     At the Effective Time, each Acquired Fund will have good and marketable title to its Assets and, subject to the approval of such Acquired Fund’s shareholders, full right, power and authority to assign, transfer, deliver and convey such Assets.

                    (j)      The Acquired Fund Financial Statements, copies of which have been previously delivered to Wells Fargo Funds fairly present in accordance with generally accepted accounting principles consistently applied the financial position of the Acquired Fund as of the Acquired Fund’s most recent fiscal year-end and, if applicable, semi-annual period-end, and the results of the Acquired Fund’s operations and changes in the Acquired Fund’s Known Assets and Known Liabilities in the ordinary course for the periods indicated. The Acquired Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

                    (k)     To the Knowledge of Registrant, none of theAcquired Funds has any Liabilities, other than Liabilities that arise out of or result from the Specified Rights and Obligations, Liabilities disclosed or provided for in the Acquired Fund Financial Statements and Liabilities incurred in the ordinary course of business subsequent to the date of the Acquired Fund Financial Statements. Without limiting the generality of the previous sentence, none of the Acquired Funds has any Liabilities to SCM or any other service provider of such Acquired Fund for fees previously waived or deferred by SCM or any other such service provider.

                    (l)      Except as disclosed on Schedule B, Registrant does not Know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against any Acquired Fund, its Assets or businesses or any of the Acquired Funds’ advisers or principal underwriters (all of whom are identified on Schedule E hereto) relating to the services such adviser or underwriter provides to any of the Acquired Funds. Except for the facts underlying the matters disclosed on Schedule B, none of the Acquired Funds Knows of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against such Acquired Fund, or any of its advisers or principal underwriters relating to the services such adviser or underwriter provides to such Acquired Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Except as disclosed on Schedule B, neither Registrant nor any of the Acquired Funds and to their Knowledge, none of their advisers or principal underwriters is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by the Plan.

                    (m)     All contracts, agreements and similar instruments to which any of the Acquired Funds are party or by which any of them are bound that (i) are material to Registrant’s business as it relates to the Acquired Funds or (ii) grant a right to indemnification, advancement of funds, defense, contribution to the liability of and/or be held harmless to any director or the president of any Acquired Fund, are listed on Schedule C. No material default exists on the part of the Registrant or any Acquired Fund or, to the Registrant’s Knowledge, any other party, under any contract or agreement listed on Schedule C. With respect to any contract, agreement or similar instrument related to any of the Acquired Funds to which Registrant is a party that is not listed on Schedule C: (i) such contract, agreement or similar instrument was entered into in the ordinary course of Registrant’s business; (ii) no material default exists with respect to such contract, agreement or similar instrument on the part of Registrant or any of the Acquired Funds, or to the Registrant’s Knowledge, any other party; and (iii) such contract, agreement or similar instrument is not material to the business of Registrant. Nothing in this Section prevents Registrant from entering into, amending or terminating a contract, agreement or instrument after the date of this Plan if such action would not constitute a breach of any of Registrant’s representations or other obligations under this Plan.

                    (n)     Registrant has (i) timely filed all of its and its Acquired Fund’s tax returns for all of their taxable years to and including the Acquired Fund’s most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns; or otherwise made sufficient provision therefor; and (ii) made available to Wells Fargo Funds all of its and its Acquired Fund’s previously filed tax returns. To the Knowledge of Registrant, no such return is currently under audit and no assessment has been asserted with respect to such returns. Registrant will file all of its and its Acquired Fund’s tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Effective Time not previously filed on or before their due dates (taking account of any valid extensions thereof).

                    (o)     Since the date of the Acquired Fund Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of the Acquired Fund. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

                    (p)     Registrant has not established a deferred compensation plan for the benefit of members of its Board.

                    (q)     The Successor Trust shall constitute a Liquidating Trust.

          6.       Certain Representations, Warranties and Agreements of Wells Fargo Funds. Wells Fargo Funds, on behalf of itself and, as appropriate, each of its Acquiring Funds, separately and not jointly, represents and warrants to, and agrees with Registrant as follows:

                    (a)     Wells Fargo Funds is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of Wells Fargo Funds duly established and designated each Acquiring Fund as a series of Wells Fargo Funds and each Acquiring Class as a class of the Acquiring Fund. Wells Fargo Funds is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                    (b)     Each of Wells Fargo Funds and the Acquiring Funds has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

                    (c)      The Board of Wells Fargo Funds has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Wells Fargo Funds have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate any applicable law or regulation, the Declaration of Trust of Wells Fargo Funds or other constituent documents or any Material Agreement. Wells Fargo Funds does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

                    (d)      For each taxable year of its operation, each Acquiring Fund (other than an Acquiring Fund participating in a Shell Reorganization) has met (or will meet) the requirements under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code for qualification as a regulated investment company and has computed (or will compute) its federal income tax under Section 852 of the Code.

                    (e)     The N-14 Registration Statement, when filed with the SEC, when distributed to shareholders and at the time of the shareholder meeting of each Acquired Fund for the Reorganization and at the Effective Time of the Reorganization: (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, the rules and regulations thereunder and state securities laws and (ii) insofar as it relates to the Wells Fargo Funds and each Acquiring Fund and the Acquiring Classes shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made.

                    (f)     If the Reorganization is a Shell Reorganization, each applicable Acquiring Fund shall have no assets or liabilities as of the Closing Date, and there shall be no issued and outstanding shares of such Acquiring Fund prior or at to the Closing Date, other than those acquired, assumed or issued in order to facilitate the commencement of the operations of such Acquiring Fund.

                    (g)     Wells Fargo Funds has duly authorized and validly issued all of the issued and outstanding shares of each Acquiring Fund and those shares are fully paid and non-assessable and were offered for sale and sold in conformity, in all material respects, with the registration requirements of all applicable federal and state securities laws. Wells Fargo Funds shall duly authorize the shares of each Acquiring Fund to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, the shares of each Acquiring Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of any Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase the shares of any Acquiring Fund, nor are there any securities convertible into shares of any Acquiring Fund.

                    (h)     Wells Fargo Funds, with respect to each Acquiring Fund, is and at the Effective Time, will be in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. Wells Fargo Funds, with respect to each Acquiring Fund, is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement. The value of the net assets of each Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Acquiring Fund and all purchases and redemptions of shares of each Acquiring Fund have been effected at the net asset value per share calculated in such a manner.

                     (i)     Except as disclosed on Schedule B, Wells Fargo Funds does not Know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against Wells Fargo Funds, WFFM, or any Acquiring Fund or their assets or businesses, or against any of the Acquiring Funds’ advisers or principal underwriters (all of whom are identified on Schedule E hereto) relating to the services such adviser or underwriter provides to e Acquiring Fund. Wells Fargo Funds does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against Wells Fargo Funds, WFFM or the Acquiring Fund or any of its advisers or principal underwriters relating to the services such adviser or underwriter provides to such Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither Wells Fargo Funds nor any of the Acquiring Funds and to their Knowledge, none of their advisers or principal underwriters is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

                    (j)      All contracts, agreements and similar instruments that are material to the Wells Fargo Funds’business are listed on Schedule C. No material default exists under any contract or agreement listed on Schedule C. With respect to any contract, agreement or similar instrument to which the Wells Fargo Funds are a party that is not listed on Schedule C: (i) such instrument was entered into in the ordinary course of the Wells Fargo Funds’ business; (ii) no material default exists with respect to such instrument; and (iii) such instrument is not material to the business of the Wells Fargo Funds.

                    (k)     Except as otherwise provided herein, Wells Fargo Funds shall operate the business of each Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include (i) the declaration and payment of dividends and distributions pursuant to standard dividend and distribution policies approved by the Acquiring Fund’s Board prior to the date of this Plan, (ii) the declaration and payment of any other dividends and distributions deemed advisable by mutual agreement of each Acquired Fund and Wells Fargo Funds in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonably action in anticipation of the Reorganization. Wells Fargo Funds shall: (i) not take any action inconsistent with the treatment of any Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code; and (ii) take all commercially reasonable actions necessary to ensure satisfaction of representations in the certificate to be provided to Morrison & Foerster LLP in connection with their opinion described in Sections 7(g) and 8(f).

                    (l)      At the Effective Time, each Acquiring Fund will have good and marketable title to its assets.

                    (m)     The Acquiring Fund Financial Statements, copies of which have been previously delivered to Registrant, have been prepared in accordance with GAAP and fairly present the financial position of the Acquiring Fund as of the Acquiring Fund’s most recent fiscal year-end and, if applicable, semi-annual period-end, and the results of the Acquiring Fund’s operations and changes in the Acquiring Fund’s Known assets and Known liabilities in the ordinary course for the periods indicated. The Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

                    (n)     To the Knowledge of Wells Fargo Funds, none of the Acquiring Funds has any liabilities, whether or not determined or determinable, other than the liabilities disclosed or provided for in theAcquiring Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to the date of this Plan. Without limiting the generality of the previous sentence, none of the Acquiring Funds has any liabilities to any service provider of the Acquiring Fund for fees previously waived or deferred by such service provider.

                    (o)     Wells Fargo Funds has (i) timely filed all of its and its Acquiring Fund’s tax returns for all of their taxable years to and including the Acquiring Fund’s most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns; or otherwise made sufficient provision therefor; and (ii) made available to Registrant all of its and its Acquiring Fund’s previously filed tax returns. To the Knowledge of Wells Fargo Funds, no such return is currently under audit and no assessment has been asserted with respect to such returns. Wells Fargo Funds will file all of its and its Acquiring Fund’s tax returns (and pay any taxes due thereon) for all of their taxable periods ending on or before the Effective Time not previously filed on or before their due dates (taking account of any valid extensions thereof).

                     (p)     Since the date of theAcquiring Fund Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of any Acquiring Fund. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

                    (q)     Class B and Class C shares held in investor accounts of an Acquired Fund as of the Closing Date, which were purchased subject to the Acquired Fund’s current contingent deferred sales charge (“CDSC”) schedule, will continue to be subject to that CDSC schedule. Class B shares purchased before the Closing Date will convert to Class A shares after a conversion period of eight years after the initial purchase. The period of time such Class B shares were held before the Closing Date will be counted for purposes of calculating the eight-year conversion period. The period of time such Class C shares were held before the Closing Date will be counted for purposes of calculating the holding period.

          7.       Conditions to an Acquired Fund’s Obligations. The obligations of an Acquired Fund with respect to its Reorganization, and the obligations of Registrant with respect to that Reorganization, shall be subject to the following conditions precedent:

                    (a)     The shareholders of the Acquired Fund shall have approved the Reorganization in the manner required by the Articles of Incorporation or Trust Instrument and applicable law. If the Acquired Fund’s shareholders fail to approve the Reorganization, that failure shall release Registrant of its obligation under this Plan only with respect to that Reorganization and not any other Reorganization.

                    (b)     Wells Fargo Funds shall have duly executed and delivered to theAcquired Fund theAcquiring Fund’s Reorganization Documents.

                    (c)     All representations and warranties of Wells Fargo Funds made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Wells Fargo Funds made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

         (d)     (1)     Wells Fargo Funds shall have delivered to Registrant a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer, in a form reasonably satisfactory to Registrant, stating that all representations and warranties of Wells Fargo Funds in this Plan that are not by their terms qualified as to materiality are true and correct in all material respects, and all representations and warranties of Wells Fargo Funds made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time.

                   (2)     Wells Fargo Funds also shall have delivered to Registrant a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Treasurer), in form reasonably satisfactory to Registrant, stating that it has approved the Acquired Fund’s Acquired Assets as being consistent with the Acquiring Fund’s investment objectives, policies and restrictions and that the Acquired Fund’s Acquired Assets may otherwise be lawfully acquired by the Acquiring Fund.

                    (e)     Registrant shall have received an opinion of Morrison & Foerster LLP, as counsel to Wells Fargo Funds, in form and substance reasonably satisfactory to Registrant and dated as of the Closing Date, addressed to Registrant, substantially to the effect that:

                    (1)     Wells Fargo Funds is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

                    (2)     the shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Wells Fargo Funds, provided that the payments for transfer taxes by shareholders provided for in Section 4(b) of this Plan shall not be deemed to render the shares issued assessable;

                    (3)     this Plan has been duly authorized, executed and delivered by Wells Fargo Funds, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust of Wells Fargo Funds or any Material Agreement to which Wells Fargo Funds is a party or by which it is bound; and

                    (4)     to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Wells Fargo Funds of the Reorganization, or for the execution and delivery of Wells Fargo Funds’ Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “Knowledge” and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates (reasonably acceptable to Registrant) of officers or trustees of Wells Fargo Funds.

                    (f)     Registrant shall have received an opinion of Richards, Layton & Finger, P.A., as counsel to Wells Fargo Funds, in form and substance reasonably satisfactory to Registrant and dated as of the Closing Date, addressed to Registrant, substantially to the effect that: assuming due authorization, execution and delivery of this Plan by each of the parties hereto, the Plan represents a legal, valid and binding contract of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution. In rendering such opinion, such counsel may (i) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable state law, and (iii) rely on certificates (reasonably acceptable to Registrant) of officers or trustees of Wells Fargo Funds.

                    (g)      Registrant shall have received an opinion addressed to it and dated as of the Closing Date of Morrison & Foerster LLP, stating that each Acquired Fund and its shareholders may rely thereon, based upon representations reasonably acceptable to Morrison & Foerster LLP made in certificates provided to Morrison & Foerster LLP by Wells Fargo Funds, Registrant, their affiliates and/or principal shareholders, addressed to Registrant and Wells Fargo Funds in a form reasonably satisfactory to Registrant substantially to the effect that (i) each Reorganization will constitute a “reorganization,” within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by an Acquired Fund upon the transfer of such Acquired Fund’s assets to the Corresponding Acquiring Fund solely in exchange for such Acquiring Fund’s shares and the assumption by the Corresponding Acquiring Fund of liabilities of such Acquired Fund or upon the distribution of the Corresponding Acquiring Fund shares to such Acquired Fund’s shareholders in exchange for their shares of such Acquired Fund in connection with the Reorganization; (iii) the tax basis of the assets of an Acquired Fund to be transferred to the Corresponding Acquiring Fund in the Reorganization in the hands of the Corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of such Acquired Fund immediately prior to the transfer; (iv) the holding period in the assets of an Acquired Fund to be transferred to the Corresponding Acquiring Fund in the Reorganization in the hands of the Corresponding Acquiring Fund will include the period during which such assets were held by such Acquired Fund; (v) no gain or loss will be recognized by an Acquiring Fund upon the receipt of the assets of the Corresponding Acquired Fund solely in exchange for such Acquiring Fund’s shares and the assumption by such Acquiring Fund of liabilities of the Corresponding Acquired Fund; (vi) no gain or loss will be recognized by the shareholders of an Acquired Fund upon the receipt of the Corresponding Acquiring Fund’s shares solely in exchange for their shares of such Acquired Fund as part of the Reorganization; (vii) the tax basis of the Acquiring Fund shares to be received by each shareholder of the Corresponding Acquired Fund will be, in the aggregate, the same as the tax basis, in the aggregate, of the Corresponding Acquired Fund shares surrendered in exchange therefor; and (viii) the holding period in the Acquiring Fund shares received by each shareholder of the Corresponding Acquired Fund in the Reorganization will include the holding period during which the shares of the Corresponding Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Corresponding Acquired Fund were held as capital assets in the hands of such shareholder.

                    (h)     Registrant shall have received a memorandum addressed to Registrant and Wells Fargo Funds, in form and substance reasonably satisfactory to Registrant and Wells Fargo Funds, prepared by Morrison & Foerster LLP, or another person agreed to in writing by the parties, concerning compliance with each relevant state’s securities laws in connection with Wells Fargo Funds’ issuance of Acquiring Fund shares.

                    (i)     The N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund’s shares and no stop order suspending the effectiveness of the N-1A Registration Statement or the N-14 Registration Statement shall have been issued and, to the Knowledge of the parties, the SEC shall not be contemplating issuing such a stop order.

                    (j)     There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan.

                    (k)     The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

                    (l)     Wells Fargo Funds shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

                    (m)     Registrant shall have received from Wells Fargo Funds a duly executed instrument, in a form and substance reasonably acceptable to Registrant, whereby the Acquiring Fund assumes all of the Assumed Liabilities.

                    (n)     Registrant shall have received a letter dated as of the effective date of the N-14 Registration Statement from KPMG LLP (“KPMG”) addressed to Registrant and Wells Fargo Funds with respect to each Acquired Fund and each Acquiring Fund that is not a Shell Acquiring Fund for which KPMG serves as the independent registered public accounting firm in form and substance reasonably satisfactory to Registrant to the effect that on the basis of limited procedures as reasonably agreed to by Registrant and described in such letter (but not an examination in accordance with generally accepted auditing standards):

                   (1)     the data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund(s) and Acquiring Fund, respectively, or to schedules prepared by officers of the Registrant or Wells Fargo Funds, having responsibility for financial and reporting matters;

                   (2)     the data used in the calculation of any expense ratios of the fund appearing in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of such fund, as appropriate, or with written estimates provided by officers of Registrant or Wells Fargo Funds, as appropriate, having responsibility for financial and reporting matters; and

                   (3)     the information relating to the fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of such fund, or from schedules prepared by officers of Registrant or Wells Fargo Funds having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

Registrant also shall have received a letter dated as of the Closing Date that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (1), (2) and (3) of this Section 7(n), with the N-14 Registration Statement filed as of the closing date.

                    (o)     Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

                    (p)     As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Acquiring Fund, or sales loads of the Acquiring Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-1A Registration Statement respecting the Acquiring Fund and in the N-14 Registration Statement.

                    (q)     SCM and/or Registrant, as applicable, shall have satisfied their financial obligations, if any, to all other service providers of the Acquired Funds, with respect to the obligations of the Acquired Funds arising out of or in connection with the termination of any agreements with such service providers prior to or simultaneously with the Reorganizations.

                    (r)     The Wells Fargo Funds shall have received an order of the SEC relieving the Wells Fargo Funds from the provision of Section 15(f) of the 1940 Act that would otherwise require the Wells Fargo Funds Board from the Effective Time to consist of at least 75% of members who are not “interested persons” of SCM or the investment adviser or sub-adviser to the Acquiring Fund as defined in the 1940 Act; or the Wells Fargo Funds Board shall be constituted in such a manner as to meet such 75% requirement.

                    (s)     The parties shall have received any necessary order of the SEC providing them with relief from the 1940 Act as may be needed to permit the Reorganization.

          8.       Conditions to Wells Fargo Funds Obligations. The obligations of an Acquiring Fund with respect to its Reorganization, and the obligations of Wells Fargo Funds with respect to that Reorganization, shall be subject to the following conditions precedent:

                    (a) The shareholders of the Acquired Fund shall have approved the Reorganization in the manner required by its Articles of Incorporation or Trust Instrument and applicable law. If the Acquired Fund’s shareholders fail to approve the Reorganization, that failure shall release Wells Fargo Funds of its obligation under this Plan only with respect to that Reorganization and not any other Reorganization.

                    (b)     Registrant shall have duly executed and delivered to Wells Fargo Funds the Acquired Fund Reorganization Documents.

                    (c)     All representations and warranties of Registrant made in this Plan that by their terms are not qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of Registrant made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.

                    (d)     Registrant shall have delivered to Wells Fargo Funds a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary, in a form reasonably satisfactory to Wells Fargo Funds, stating that the representations and warranties of Registrant in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of Registrant in this Plan that are by their terms qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time and the Effective Time.

                    (e)     Wells Fargo Funds shall have received an opinion of Godfrey & Kahn, S.C., as counsel to Registrant, (or, as to the opinion described in Section 8(e)(4), of Delaware counsel to the Registrant) in form and substance reasonably satisfactory to Wells Fargo Funds and dated as of the Closing Date, substantially to the effect that:

                    (1)     Registrant is a statutory trust or corporation duly created and validly existing under the laws of the State of Delaware or Wisconsin and is an open-end, management investment company registered under the 1940 Act;

                    (2)     this Plan has been duly authorized, executed and delivered by Registrant, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Articles of Incorporation or Trust Instrument and By-Laws of Registrant or any MaterialAgreement to which Registrant is a party or by which it is bound;

                    (3)     to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Registrant of the Reorganization, or the execution and delivery of Registrant Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws, the HSR Act or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund; and

                    (4)     assuming due authorization, execution and delivery of this Plan by each of the parties hereto, the Plan represents a legal, valid and binding contract of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, receivership, fraudulent conveyance and transfer and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding whether at law or in equity or with respect to the enforcement of provisions of the Plan, the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material and the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “Knowledge” and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan, (v) rely on certificates (reasonably acceptable to Wells Fargo Funds) of officers or directors/trustees of Registrant, (vi) except in the case of the opinion given by Delaware counsel to the Registrant in regard to this Plan, assume that each of this Plan and each Material Agreement is governed by the internal laws of the State of Wisconsin, without regard to the laws that otherwise might govern under applicable principles of conflicts of laws thereof and notwithstanding any other choice of law or governing law provision contained in this Plan or any such Material Agreement, and (vii) assume that each of this Plan and each Material Agreement would be enforced as written.

                    (f)     Wells Fargo Funds shall have received an opinion dated as of the Closing Date of Morrison & Foerster LLP, upon which eachAcquiring Fund and its shareholders may rely, based upon representations reasonably acceptable to Morrison & Foerster LLP made in certificates provided to Morrison & Foerster LLP by Wells Fargo Funds, Registrant, their affiliates and/or principal shareholders, addressed to Registrant and Wells Fargo Funds and Registrant in a form reasonably satisfactory to the Wells Fargo Funds, with respect to the matters described in Section 7(g).

                    (g)      The N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund’s shares and no stop order suspending the effectiveness of the N-1A Registration Statement or the N-14 Registration Statement shall have been issued and, to the Knowledge of the parties, the SEC shall not be contemplating issuing such a stop order.

                    (h)      There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan.

                    (i)      The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, nor instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.

                    (j)      Registrant shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

                    (k)      Registrant shall have taken all steps required to terminate any agreements with its service providers with respect to the Acquired Funds and shall have discharged in the normal course of business any and all payment obligations under such agreements.

                    (l)      If the Reorganization is an Active Reorganization, Wells Fargo Funds shall have received a letter dated as of the effective date of the N-14 Registration Statement from KPMG addressed to Registrant and Wells Fargo Funds with respect to each Acquired Fund and each Acquiring Fund that is a Shell Acquiring Fund in form and substance reasonably satisfactory to Wells Fargo Funds to the effect that on the basis of limited procedures as reasonably agreed to by Wells Fargo Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards):

                  (1)     The data used in the preparation of the relevant unaudited pro forma financial statements and relevant pro forma adjustments included in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund(s) and Acquiring Fund, respectively, or to schedules prepared by officers of the Registrant or Wells Fargo Funds, having responsibility for financial and reporting matters;

                  (2)     the data used in the calculation of any expense ratios of the Acquired Fund appearing in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund, as appropriate, or with written estimates provided by officers of Registrant having responsibility for financial and reporting matters; and

                  (3)     information relating to the Acquired Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of the Acquired Fund, or from schedules prepared by officers of Registrant having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

Wells Fargo Funds also shall have received a letter dated as of the Closing Date that KPMG has agreed the relevant unaudited pro forma financial statements and relevant pro forma adjustments, the expense ratios and other information expressed in dollars or percentages, as noted in clauses (1), (2) and (3) of this Section 8(l), with the N-14 Registration Statement filed as of the closing date.

                    (m)     Wells Fargo Funds shall have received a letter dated as of the effective date of the N-14 Registration Statement from KPMG addressed to Registrant and Wells Fargo Funds with respect to each Acquired Fund in a Shell Reorganization in form and substance reasonably satisfactory to Wells Fargo Funds to the effect that on the basis of limited procedures as reasonably agreed to by Wells Fargo Funds and described in such letter (but not an examination in accordance with generally accepted auditing standards):

                    (1)      the data used in the calculation of any expense ratio of the Acquired Fund appearing in the N-14 Registration Statement agree, in all material respects, with the underlying accounting records of the Acquired Fund, or with written estimates provided by officers of Registrant having responsibility for financial and reporting matters; and

                    (2)     the information relating to the Acquired Fund appearing in the N-14 Registration Statement that is expressed in dollars or percentages of dollars, if any, has been obtained from the accounting records of the Acquired Fund, or from schedules prepared by officers of Registrant having responsibility for financial and reporting matters and such information is in agreement, in all material respects, with such records or schedules or with computations made therefrom.

Wells Fargo Funds Registrant also shall have received a letter dated as of the Closing Date that KPMG has agreed the expense ratios and other information expressed in dollars or percentages, as noted in clauses (1) and (2) of this Section 8(m), with the N-14 Registration Statement filed as of the closing date.

                    (n)     Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, each Acquired Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Acquired Fund shareholders all of such Acquired Fund’s previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

                    (o)      Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 11 of this Plan.

                    (p)     The Wells Fargo Funds shall have received an order of the SEC relieving the Wells Fargo Funds from the provision of Section 15(f) of the 1940 Act that would otherwise require the Wells Fargo Funds Board from the Effective Time to consist of at least 75% of members who are not “interested persons” of SCM or the investment adviser or sub-adviser to the Acquiring Fund as defined in the 1940 Act; or the Wells Fargo Funds Board shall be constituted in such a manner as to meet such 75% requirement.

                    (q)     The parties shall have received any necessary order of the SEC providing them with any relief from the 1940 Act as may be needed to permit the Reorganization.

                    (r)      Registrant shall have delivered to Wells Fargo Funds, or shall have made provision for delivery as promptly as practicable after the Effective Time of, a statement, accurate and complete in all material respects, of

(i) assets of each Acquired Fund of Registrant, showing the tax basis of such assets for federal income tax purposes by lot and the holding periods of such assets for such purposes, as of the Valuation Time; and (ii) the capital loss carry forwards for each Acquired Fund for federal income tax purposes and the taxable year(s) of the Acquired Fund (or its predecessors) in which such capital losses were realized.

                    (s)     The transactions under the Purchase Agreement to be consummated on or before the Effective Time shall have been consummated.

                    (t)     All documents establishing and relating to the operation of the Successor Trust shall be reasonably satisfactory to Wells Fargo Funds and the Successor Trust shall have agreed to be bound by the terms of this Plan that are applicable to it.

          9.        Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a “reorganization,” within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Acquired Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

          10.      Survival of Representations and Warranties. The representations and warranties of the parties hereto set forth in Sections 5 and 6 of this Plan or the certificates referred to in Sections 7(d)(1) and 8(d) of this Plan, and all rights and obligations in respect of any of these, shall terminate on the Closing Date.

          11.      Termination of Plan. A majority of a party’s Board may terminate this Plan with respect to any Acquiring Fund or the Acquired Fund prior to the applicable Reorganization, as appropriate if: (i) the party’s conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the party’s Board that the other party will not be able to satisfy such conditions precedent on the Closing Date. In addition, a majority of a party’s Board may terminate this Plan with respect to any Acquiring Fund or the Acquired Fund prior to the closing of the transaction under the Purchase Agreement, if the party’s Board determines that the consummation of the Reorganization is not in the best interests of its shareholders and gives notice to the other party. The termination of this Plan with respect to an Acquiring Fund and its Corresponding Acquired Fund shall not affect the continued effectiveness of the Plan with respect to any other Acquiring Fund or Acquired Fund, nor shall it affect the rights or obligations of any party in respect of any breach of this Plan occurring prior to such termination.

          12.      Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

          13.      Finders Fees. Each party represents and warrants that there are no brokers or finders entitled to receive any payments from such party in connection with the transactions provided for in this Plan.

          14.      Amendments. The parties may, by mutual agreement in writing authorized by their respective Boards, amend this Plan with respect to the Reorganization at any time before or after the Acquired Fund’s shareholders approve the Reorganization. However, after the Acquired Fund’s shareholders approve the Reorganization, the parties may not amend this Plan in a manner that materially adversely affects the interests of the Acquired Fund’s shareholders with respect to the Reorganization. This Section shall not preclude the parties from changing the Closing Date or the Effective Time of the Reorganization by mutual agreement.

          15.      Waivers. At any time on or prior to the Closing Date, any party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. However, after the Acquired Fund’s shareholders approve the Reorganization, the Registrant may not grant any waiver that materiality adversely affects the interests of the Acquired Fund’s shareholders with respect to the Reorganization. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

          16.      Indemnification. Wells Fargo Funds shall indemnify, defend and hold harmless Registrant, its officers, directors, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability of Registrant, its officers, trustees, employees or agents, arising out of or based on (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement on Form N-1A for Wells Fargo Funds that is used in connection with the Reorganization or in the N-14 Registration Statement or any actual or alleged omission from any of the foregoing of any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, insofar as it relates to the Wells Fargo Funds or the Acquiring Fund or Acquiring Classes or (ii) any failure of the N-14 Registration Statement insofar as it relates to the Reorganization, or of any Wells Fargo Fund’s registration statement on Form N-1A that is used in connection with the Reorganization, to comply as to form in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder.

          17.       Cooperation and Further Assurances. Each party will cooperate with the others in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by another party in carrying out this Plan’s terms. Each party will provide such further assurances concerning the performance of its obligations under this Plan and the consummation of the Reorganization as another party shall reasonably request. Each party shall notify the other parties on and anytime prior to the Closing Date if it Knows that any of its representations or warranties in Section 5 or 6, as applicable, are no longer true and correct. Each party will take all reasonable actions to seek to ensure that each person intended to issue an opinion, letter or memorandum contemplated by this Plan can issue that opinion, letter or memorandum.

          18.      Updating of N-14 Registration Statement. If at any time prior to the Effective Time of a Reorganization a party becomes aware of any untrue statement of material fact in the N-14 Registration Statement or of an omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

          19.       Limitation on Liabilities. The obligations of Registrant and Wells Fargo Funds shall not bind any of the trustees, directors, shareholders, nominees, officers, agents, or employees of Registrant or Wells Fargo Funds personally, but shall bind only the assets and property of the Acquiring Funds or the Acquired Funds, as appropriate. The execution and delivery of this Plan by the parties’ officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and the property of the Acquiring Funds or the Acquired Funds, as appropriate.

          20.      Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:

For the Acquired Funds:
Strong Funds
100 Heritage Reserve
Menomonee Falls, WI 53051
Attn.:	Legal Department

With a copy (which will not constitute notice)
sent at the same time and by the same means to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590

and

Brian Keeler
Bingham McCutchen LLP
150 Federal Street
Boston, Massachusetts 02110

For SCM:
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051
Attn.:	Legal Department

With a copy (which will not constitute notice)
sent at the same time and by the same means to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590

For Wells Fargo Funds or WFFM:

Karla M. Rabusch, President
Wells Fargo Funds Trust
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

With a copy (which will not constitute notice)
sent at the same time and by the same means to:

C. David Messman, Secretary
Wells Fargo Funds Trust
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor

          21.      Expenses. Each party hereto acknowledges that all expenses incurred by it in connection with the Reorganization and with this Plan, whether or not the Reorganization is consummated, shall be borne by WFFM or an affiliate thereof in the case of Wells Fargo Funds and its affiliates, and SCM or an affiliate thereof in the case of Registrant and its affiliates in the manner previously agreed in writing by and between WFFM and SCM.

          22.      General. This Plan supersedes all prior agreements among or between the parties (written or oral) with respect to the subject matter hereof, and is intended as a complete and exclusive statement of the terms of the agreement between the parties with respect to the subject matter hereof and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan except that (i) persons entitled to indemnification under Section 16 are intended third party beneficiaries of such Section 16; (ii) the directors and the president, respectively, of an Acquired Fund are intended third party beneficiaries of the obligations assumed by the Acquiring Fund to indemnify, advance funds to, defend, contribute to the liability of, and/or hold harmless any director or the president of the Acquired Fund under or pursuant to any contract or such Acquired Fund’s constituent documents, in each case as in effect on or prior to the date of this Plan, except those relating to or resulting from the Specified Rights and Obligations; and (iii) after dissolution of the Successor Trust, the directors of the Acquired Funds immediately preceding the Closing Date may take any necessary action to enforce the obligations of Wells Fargo Funds and theAcquired Funds under Section 3(b); provided however, that in the case of the foregoing clauses (i) and (ii), such directors or president must make any claims they may have under insurance policies or against SCM (and which are not then legally barred from being made, as for example by the automatic stay applicable with respect to debtors in bankruptcy proceedings) prior to or contemporaneously with seeking any payment or advancement of funds from an Acquiring Fund and shall permit the Acquiring Fund to participate in any discussions with the applicable insurer and/or SCM in the event such insurer or SCM disputes the insurance coverage or indemnification; provided, that upon making any such claim against the relevant insurer or SCM, as the case may be, any obligations of theAcquiring Funds hereunder to the asserting director or president shall not be subject to any delay by reason of the pendency of any dispute. Upon any payment to a director or president pursuant to clauses (i) or (ii) above and the indefeasible payment in full of such director’s or the president’s liability that is the subject of such indemnification payment, the Acquiring Funds shall be subrogated to the rights of such director or president pursuant to any applicable insurance or any indemnification obligation of SCM to the extent of the amounts paid by the Acquiring Fund pursuant to such clauses (i) and (ii). For purposes of the foregoing, “making a claim” means giving appropriate written notice of the claim to the party against whom it is asserted. No party may assign or transfer any right or obligation under this Plan without the written consent of the other parties (except that the rights of the directors and president of the Acquired Funds will be transferable pursuant to the laws of descent and distribution), except that from and after the Effective Time, Registrant may assign its rights and obligations under and in respect of this Plan to the Successor Trust.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS, and on behalf of the series
Funds of each listed on Schedule A:

WELLS FARGO FUNDS TRUST
ATTEST:		WELLS FARGO VARIABLE TRUST

/s/ C. David Messman		/s/ Karla M. Rabusch

Name:	C. David Messman	Name:	Karla M. Rabusch
Title:	Secretary	Title:	President

REGISTRANTS, and on behalf of the series Fund(s) of
each listed on Schedule A:

STRONG ADVANTAGE FUND, INC.
STRONG ASIA PACIFIC FUND, INC.
STRONG BALANCED FUND, INC.
STRONG COMMON STOCK FUND, INC.
STRONG CONSERVATIVE EQUITY FUNDS, INC.
STRONG CORPORATE BOND FUND, INC.
STRONG DISCOVERY FUND, INC.
STRONG EQUITY FUNDS, INC.
STRONG EQUITY FUNDS II, INC.
STRONG GOVERNMENTSECURITIES FUND, INC.
STRONG HERITAGE RESERVE SERIES, INC.
STRONG INCOME FUNDS, INC.
STRONG INCOME FUNDS II, INC.
STRONG INTERNATIONAL EQUITY FUNDS, INC.
STRONG LARGE CAP GROWTH FUND, INC.
STRONG LIFE STAGE SERIES, INC.
STRONG MONEY MARKET FUND, INC.
STRONG MUNICIPAL BOND FUND, INC.
STRONG MUNICIPAL FUNDS, INC.
STRONG OPPORTUNITY FUND, INC.
STRONG OPPORTUNITY FUND II, INC.
STRONG SHORT-TERM BOND FUND, INC.
STRONGSHORT-TERMGLOBALBONDFUND,INC.
STRONG SHORT-TERM
MUNICIPAL BOND FUND, INC.
STRONG VARIABLE INSURANCE FUNDS, INC.
each a Wisconsin corporation

and

STRONG INCOME TRUST
ATTEST:		a Delaware statutory trust

/s/ Gilbert. L. Southwell, III		/s/ Thomas M. Zoeller

Name:	Gilbert L. Southwell, III	Name:	Thomas M. Zoeller
Title:	Secretary	Title:	Vice President

WELLS FARGO FUNDS MANAGEMENT, LLC
ATTEST:		(a party to this Plan as to Section 21 only)

/s/ C. David Messman		/s/ Andrew Owen

Name:	C.David Messman	Name:	Andrew Owen
Title	Secretary	Title	President

STRONG CAPITAL MANAGEMENT, INC.
ATTEST:		(a party to this Plan as to Section 21 only)

/s/ Gilbert. L. Southwell, III		/s/ Thomas M. Zoeller

Name:	Gilbert L. Southwell, III	Name:	Thomas M. Zoeller
Title:	Secretary	Title:	Executive Vice President

EXHIBIT G — FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT

FORM OF INTERIM
INVESTMENT ADVISORY AGREEMENT

          This AGREEMENT is made as of this [__] day of [_______], between [Strong Entity] (the “[Corporation/ Trust]”), a [corporation/trust] organized under the laws of the State of [Wisconsin/Delaware] with its principal place of business at 100 Heritage Reserve, Menomonee Falls, WI 53051, and Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105.

          WHEREAS, the [Corporation/Trust] is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company and is authorized to issue shares (as defined in the [Corporation/Trust]’s [Articles of Incorporation/Trust Instrument], as amended and supplemented from time to time), in separate classes and series; and

          WHEREAS, the [Corporation/Trust] desires that the Adviser provide investment advisory services to each class and series of the [Corporation/Trust] listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a “Fund” and collectively the “Funds”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

          NOW THEREFORE, the [Corporation/Trust] and the Adviser agree as follows:

          Section 1. Appointment of the Adviser. The [Corporation/Trust] is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its[Articles of Incorporation/Trust Instrument], as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the [Corporation/Trust]’s Board of [Directors] (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series.

          The investment authority granted to the Adviser shall include the authority to exercise whatever powers the [Corporation/Trust] may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Funds.

          The [Corporation/Trust] hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

          Section 2. Duties of the Adviser.

          (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Among other things, the Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the [Corporation/Trust], for the account of, at the risk of and in the name of the [Corporation/Trust], to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the [Corporation/Trust] in the same manner and with the same force and effect as the [Corporation/Trust] might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

          (b) The Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the [Corporation/Trust], each Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request.

                    The Adviser shall promptly notify the [Corporation/Trust] of (i) any changes regarding the Adviser that would impact disclosure in the [Corporation/Trust]’s Registration Statement, or (ii) any material violation of any requirement, provision, policy or restriction that the Adviser is required to comply with under Section 6 of this Agreement. The Adviser shall immediately notify the [Corporation/Trust] of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Funds or the [Corporation/Trust].

          (c) The Adviser will from time to time employ or sub-contract the services to certain persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder and provided further that the Adviser shall not have the authority to sub-contract advisory responsibilities without the consent of the [Corporation/Trust]. The cost of performance of such duties will be borne and paid by the Adviser. No obligation may be imposed on the [Corporation/Trust] in any such respect.

                    The Adviser shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Adviser will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the [Corporation/Trust].

          (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the [Corporation/Trust] under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the [Corporation/Trust] pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the [Corporation/Trust], including the Commission and the Internal Revenue Service. The books and records pertaining to the [Corporation/ Trust] which are in possession of the Adviser shall be the property of the [Corporation/Trust]. The [Corporation/ Trust], or the [Corporation/Trust]’s authorized representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the [Corporation/Trust], copies of any such books and records shall be provided promptly by the Adviser to the [Corporation/Trust] or the [Corporation/Trust]’s authorized representatives.

          (e) The Adviser shall (i) provide for use by the [Corporation/Trust], at the Adviser’s expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pay the salaries and fees of all officers and directors of the [Corporation/Trust] who are “interested persons” of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical, and investment work.

          Section 3. Delivery of Documents to the Adviser. The [Corporation/Trust] has furnished the Adviser with true, correct and complete copies of the following documents:

          (a) The [Articles of Incorporation/Trust Instrument], as in effect on the date hereof;

          (b) The Registration Statement filed with the Commission under the 1940 Act and the Securities Act; and

          (c) Written guidelines, policies and procedures adopted by the [Corporation/Trust].

          The [Corporation/Trust] will furnish the Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The [Corporation/Trust] shall furnish the Adviser with any further documents, materials or information that the Adviser may reasonably request in connection with the performance of its duties hereunder.

          Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 (“Sub-Advisers”). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). TheAdviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

          Section 5. Control by Board. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

          Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

          (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

          (b) the Registration Statement of the [Corporation/Trust], as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

          (c) the provisions of the [Articles of Incorporation/Trust Instrument] of the [Corporation/Trust], as it may be amended from time to time;

          (d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the [Corporation/Trust] or the Funds, and any rules and regulations adopted thereunder; and

          (e) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

          Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested in accordance with the [Corporation/Trust]’s policies on proxy voting.

          Section 8. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Funds, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution and price. In selecting a broker-dealer to execute each particular transaction for a Fund, the Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to theAdviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

          Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, banking, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

          The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement.

          Section 10. Compensation. As compensation for the advisory services provided under this Agreement, the [Corporation/Trust] shall pay the Adviser fees, payable daily or less frequently as agreed by the [Corporation/Trust] and the Adviser, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time.

          Section 11. Standard of Care. The [Corporation/Trust] will expect of the Adviser, and the Adviser will give the [Corporation/Trust] the benefit of, the Adviser’s best judgment and efforts in rendering its services to the [Corporation/Trust], and the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the [Corporation/Trust] or to any shareholders of the [Corporation/Trust] for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          Section 12. Non-Exclusivity. The services of the Adviser to the Funds are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and [Directors] of the [Corporation/Trust], and that officers or [Directors] of the [Corporation/ Trust] may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

          Section 13. Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund’s administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the [Corporation/Trust] and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the [Corporation/Trust] and will be made available for inspection and use by the [Corporation/Trust] and its authorized representatives.

          Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund after approved in accordance with the requirements of the 1940 Act, and executed by the Adviser and the [Corporation/ Trust], and shall continue for two years, and thereafter from year to year provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

          (a) by the Board, or by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

          (b) by the affirmative vote of a majority of the [Corporation/Trust]’s [Directors] who are not parties to this Agreement or “interested persons” (as defined in the 1940Act) of a party to this Agreement (other than as [Directors] of the [Corporation/Trust]), by votes cast in person at a meeting specifically called for such purpose.

          Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act. This Agreement may also be terminated immediately by the [Corporation/Trust] or the Adviser in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

          Section 16. Indemnification by the Adviser. The [Corporation/Trust] shall not be responsible for, and the Adviser shall indemnify and hold the [Corporation/Trust] or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

          Section 17. Indemnification by the [Corporation/Trust]. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the [Corporation/Trust] on behalf of the Funds hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates.

          Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the [Corporation/Trust] shall be 100 Heritage Reserve, Menomonee Falls, WI 53051.

          Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

          Section 20. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

          Section 21. Risk Acknowledgement. The Adviser does not guarantee the future performance of the Funds or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser’s overall management of the Funds. The [Corporation/Trust] understands that investment decisions made for the Funds by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Adviser will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Fund’s account(s) and, in making investment decisions for the Funds, the Adviser will not consider any other securities, cash or other investments owned by the [Corporation/Trust].

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

[STRONG ENTITY] on behalf of the Funds

By:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

INTERIM INVESTMENT ADVISORY AGREEMENT

SCHEDULE A

STRONG FUNDS	Fee as% of Avg. Daily Net Asset Value

          The foregoing fee schedule is agreed to as of [_________] and shall remain in effect until changed in writing by the parties.

[STRONG ENTITY]

By:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

EXHIBIT H—FORM OF INTERIM INVESTMENT SUB-ADVISORY AGREEMENT

FORM OF INTERIM
INVESTMENT SUB-ADVISORY AGREEMENT
AMONG [STRONG ENTITY], WELLS FARGO FUNDS MANAGEMENT, LLC AND
WELLS CAPITAL MANAGEMENT INCORPORATED

          This AGREEMENT is made as of this [__] day of [_______], between [Strong Entity] (the “[Corporation/ Trust]”), Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163 (the “Sub-Adviser”).

          WHEREAS, the Adviser desires that the Sub-Adviser perform investment advisory services for each of the series (each a “Fund” and collectively the “Funds”) of the corporations/trusts (each a [“Corporation/Trust”]) listed in Appendix A hereto as it may be amended from time to time, and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

          NOW THEREFORE, the [Corporation/Trust], the Adviser and Sub-Adviser agree as follows:

          Section 1. The [Corporation/Trust]; Delivery of Documents. The [Corporation/Trust] is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its [Articles of Incorporations/Trust Instrument], as amended or supplemented from time to time, ByLaws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the [Corporation’s/Trust’s] Board of [Directors] (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Adviser has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

          Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Interim Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

          Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

          Section 3. Duties of the Sub-Adviser.

          (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the [Corporation/Trust], for the account of, at the risk of and in the name of the [Corporation/ Trust], to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the [Corporation/Trust] in the same manner and with the same force and effect as the [Corporation/Trust] might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

          (b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the [Corporation/ Trust], the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the [Corporation’s/Trust’s] [Articles of Incorporation/Trust Instrument], as amended from time to time, By-Laws (if any), Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended applicable to the [Corporation/Trust] and the investment objectives, policies and restrictions of the Funds.

          (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the [Corporation/Trust] in any such respect.

          (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the [Corporation/Trust] under the 1940Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to thisAgreement required to be prepared and maintained by the [Corporation/Trust] pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the [Corporation/ Trust], including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the [Corporation/Trust] that are in possession of the Sub-Adviser shall be the property of the [Corporation/Trust]. The [Corporation/Trust], or the [Corporation’s/Trust’s] authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the [Corporation/Trust], copies of any such books and records shall be provided promptly by the Sub-Adviser to the [Corporation/Trust] or the [Corporation’s/Trust’s] authorized representatives.

          (e) Unless the Sub-Adviser directs otherwise, the Sub-Adviser directs the Adviser to vote, in accordance with the Adviser’s Proxy Voting Policies, such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Funds.

          Section 4. Control by Board. As is the case with respect to the Adviser under the Interim Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

          Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

          (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Fund, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

          (c) the provisions of the [Articles of Incorporation/Trust Instrument] of the [Corporation/Trust], as it may be amended or supplemented from time to time;

          (d) the provisions of any By-laws of the [Corporation/Trust], if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

          (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the [Corporation/Trust] or the Funds;

          (f) any other applicable provisions of state or federal law; and

          (g) any code of ethics adopted by the Sub-Adviser, which must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the [Corporation/Trust] or the Adviser.

          Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution and price. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

          Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include, but are not limited to, banking, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to [directors] and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

          Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the [Corporation/Trust] or the Funds with respect to compensation under this Agreement.

          Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the [Corporation/Trust] and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the [Corporation/Trust], and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the [Corporation/Trust] or to any shareholders in the [Corporation/Trust] for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

          Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Funds are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

          Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Fund’s administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including theAdviser). The Sub-Adviser shall promptly, upon the Fund’s request, surrender to the Funds those records that are the property of the Fund. The Sub-Adviser will promptly notify the Fund’s administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

          Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the [Corporation/Trust], Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

          (a) (i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

          (b) by the affirmative vote of a majority of the [Corporation’s/Trust’s] [Directors] who are not parties to this Agreement or “interested persons” (as defined in the 1940Act) of a party to thisAgreement (other than as [Directors] of the [Corporation/Trust]), by votes cast in person at a meeting specifically called for such purpose.

          Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

          Section 14. Indemnification by the Sub-Adviser. The [Corporation/Trust] shall not be responsible for, and the Sub-Adviser shall indemnify and hold the [Corporation/Trust] or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

          Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the [Corporation/Trust] on behalf of the Fund hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

          Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the [Corporation/Trust] shall be 100 Heritage Reserve, Menomonee Falls, WI 53051.

          Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

[STRONG ENTITY] on behalf of the Funds

By:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

WELLS CAPITAL MANAGEMENT INCORPORATED

By:

Appendix A

SCHEDULE A

INTERIM INVESTMENT SUB-ADVISORY AGREEMENT
FEE AGREEMENT

          This fee agreement is made as of the [__] day of [_______], by and between Wells Fargo Funds Management, LLC (the “Adviser”) and Wells Capital Management Incorporated (the “Sub-Adviser”); and

          WHEREAS, the parties and [Strong Entity] (the “Trust”) have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides investment management advice to each series of the [Corporation/Trust] as listed in Schedule A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”).

          WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

          NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates listed for each Fund listed in Appendix A:

[Fee schedule]

          The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

WELLS CAPITAL MANAGEMENT INCORPORATED

By:

Appendix A to Schedule A

Strong Funds	Fee as % of Avg. Daily Net Assets

PART B

STATEMENT OF ADDITIONAL INFORMATION
October 26, 2004

THE STRONG FUNDS

Strong Advisor Bond Fund	Strong Advisor Technology Fund
Strong Advisor Common Stock Fund	Strong Advisor Utilities and Energy Fund
Strong Advisor Endeavor Large Cap Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Strong Advisor Focus Fund	Strong Advisor U.S. Value Fund
Strong Advisor International Core Fund	Strong Blue Chip Fund
Strong Advisor Large Company Core Fund	Strong Corporate Income Fund
Strong Advisor Mid Cap Growth Fund	Strong Multi Cap Value Fund
Strong Advisor Municipal Bond Fund	Strong Municipal Bond Fund
Strong Advisor Short Duration Bond Fund	Strong Strategic Value Fund
Strong Advisor Select Fund	Strong Technology 100 Fund
Strong Advisor Small Cap Value Fund	Strong U.S. Emerging Growth Fund
Strong Advisor Strategic Income Fund	Strong Value Fund

100 HERITAGE RESERVE
MENOMONEE FALLS, WI 53051

December 10, 2004 Special Meeting of the Shareholders

     This Statement of Additional Information or SAI is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated October 26, 2004, which we refer to as the Prospectus/Proxy, for the Special Meeting of Shareholders of the twenty-four Strong Funds listed above, which we call the Acquired Funds to be held on Friday, December 10, 2004. The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-368-2936 or writing to Strong Funds, P.O. Box 2936, Milwaukee, WI 53051-2936 or calling 1-800-222-8222 or writing to Wells Fargo Funds Trust, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy.

INCORPORATION OF DOCUMENTS BY REFERENCE
IN STATEMENT OF ADDITIONAL INFORMATION

     This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:

1.

The SAI dated May 1, 2004, as supplemented on May 10, 2004. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, and Strong Advisor Technology Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for the Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, and Strong Advisor Technology Fund.

2.

The SAI dated May 1, 2004, as supplemented on May 10, 2004 for Strong Advisor U.S. Value Fund, and July 15, 2004, for the Strong Blue Chip Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Advisor U.S. Value Fund and Strong Blue Chip Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Advisor U.S. Value Fund and Strong Blue Chip Fund.

3.

The SAI dated May 1, 2004, as supplemented on May 10, 2004 for the Strong Advisor Large Company Core Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, and Strong Advisor Utilities and Energy Fund, and July 15, 2004, for the Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Advisor Large Company Core Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Utilities and Energy Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Advisor Large Company Core Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Utilities and Energy Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund.

4.

The SAI dated May 1, 2004, as supplemented on July 15, 2004. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Multi Cap Value Fund and Strong Strategic Value Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Multi Cap Value Fund and Strong Strategic Value Fund.

5.

The SAI dated March 1, 2004, as supplemented on May 10, 2004. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for the Strong

Advisor Municipal Bond Fund and Strong Corporate Income Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for Strong Advisor Municipal Bond Fund and Strong Corporate Income Fund.

6.

The SAI dated March 1, 2004, as supplemented on May 10, 2004. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for the Strong Advisor Bond Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for Strong Advisor Bond Fund.

7.

The SAI dated May 1, 2004, as supplemented on May 10, 2004. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Advisor International Core Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Advisor International Core Fund.

8.

The SAI dated March 1, 2004, as supplemented on May 10, 2004. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for the Strong Municipal Bond Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for Strong Municipal Bond Fund.

9.

The SAI dated May 1, 2004, as supplemented on May 10, 2004. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended December 31, 2003, as filed with the SEC on February 27, 2004, for the Strong Advisor Select Fund and Strong Advisor U.S. Small/Mid Cap Growth Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended June 30, 2004, as filed with the SEC on August 30, 2004, for Strong Advisor Select Fund and Strong Advisor U.S. Small/Mid Cap Growth Fund.

10.

The SAI dated March 1, 2004, as supplemented on May 10, 2004. The audited financial statements and related independent auditor’s report contained in the Annual Reports for the fiscal year ended October 31, 2003, as filed with the SEC on December 31, 2003, for the Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund. The unaudited financial statements contained in the Semi-Annual Report for the semi-annual period ended April 30, 2004, as filed with the SEC on June 28, 2004, for Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund.

11.

The SAI dated February 1, 2004, as supplemented for the Wells Fargo Montgomery Mid Cap Growth Fund and Small Cap Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Montgomery Mid Cap Growth Fund and Small Cap Fund, contained in the Annual Report for the fiscal year ended June 30, 2003 and the period ended September 30, 2003, as filed with the SEC on August 5, 2003 and December 1, 2003. Unaudited financial report statements of the Wells Fargo Montgomery Mid Cap Growth Fund and Small Cap Fund, dated as of March 31, 2004.

12.

The SAI dated October 1, 2004, for the Wells Fargo Montgomery Total Return Bond Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Montgomery Total Return Bond Fund, contained in the Annual Report for the fiscal year ended June 30, 2003 and the period ended May 31, 2004, as filed with the SEC on August 5, 2003 and July 30, 2004, respectively. Unaudited financial report statements of the Wells Fargo Montgomery Total Return Bond Fund, dated as of November 30, 2003.

13.

The SAI dated February 1, 2004, as supplemented August 1, 2004 for the Wells Fargo Equity Income, Large Company Growth and Specialized Technology Fund. Report of the Independent Auditors and audited annual report financial statements of the Wells Fargo Equity Income Large Company Growth and Specialized Technology Fund, contained in the Annual Report for the fiscal year ended September 30, 2003, as filed with the SEC on December 1, 2003. Unaudited financial report statements of the Wells Fargo Equity Income, Large Company Growth and Specialized Technology Fund, dated as of March 31, 2004.

General Information

Explanatory Note to Pro Forma Financial Statements

Pro-Forma Financial Statements and Schedules

Notes to Pro Forma Financial Statements*

Wells Fargo Funds Trust Equity Funds SAI dated October 26, 2004

Wells Fargo Funds Trust Income Funds SAI dated October 26, 2004

Wells Fargo Funds Trust Municipal Bond Fund SAI dated October 26, 2004

Wells Fargo Funds Trust Equity and Income Funds SAI dated October 26, 2004

*THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES.

General Information

     This SAI relates to the reorganization of twenty-four Strong Funds listed below, which we refer to as the Acquired Funds, with seventeen funds of Wells Fargo Funds listed below, which we refer to as the Acquiring Funds.

Acquired Funds	Acquiring Funds
Advisor Bond Fund	Montgomery Total Return Bond Fund*
Class A	Class A*
Class B	Class B*
Class C	Class C*
Class K	Institutional Class*
Class Z	Class Z
Institutional Class	Select Class*
Advisor Common Stock Fund	Common Stock Fund
Class A	Class A
Class B	Class B
Class C	Class C
Class Z	Class Z
Advisor Endeavor Large Cap Fund	Endeavor Large Cap Fund
Class A	Class A
Class B	Class B
Class C	Class C
Advisor Focus Fund	Large Company Growth Fund*
Class A	Class A*
Class B**	Class B*
Class C**	Class C*
--	Institutional Class*
--	Select Class*
--	Class Z
Advisor International Core Fund	International Core Fund
Class A	Class A
Class B	Class B
Class C	Class C
Advisor Large Company Core Fund	Large Company Core Fund
Class A	Class A
Class B	Class B
Class C	Class C
Class K	Institutional Class
--	Class Z
Advisor Mid Cap Growth Fund	Montgomery Mid Cap Growth Fund*
Class A	Class A*
Class B	Class B*
Class C	Class C*
Class Z	Class Z
Advisor Municipal Bond Fund	Municipal Bond Fund
Class A	Class A
Class B	Class B
Class C	Class C

*	Existing Wells Fargo Fund or Share Class.
**	Class B and Class C shares of this Fund will reorganize into Class A shares of the acquiring Wells Fargo Fund.

Acquired Funds	Acquiring Funds
Institutional Class	Institutional Class
--	Investor Class
Advisor Select Fund	Endeavor Select Fund
Class A	Class A
Class B	Class B
Class C	Class C
Advisor Short Duration Bond Fund	Ultra-Short Duration Bond Fund
Class A	Class A
Class B	Class B
Class C	Class C
Class Z	Class Z
Advisor Small Cap Value Fund	Small Cap Value Fund
Class A	Class A
Class B	Class B
Class C	Class C
Class Z	Class Z
Advisor Strategic Income Fund	Strategic Income Fund
Class A	Class A
Class B	Class B
Class C	Class C
Advisor Technology Fund	Specialized Technology Fund*
Class A	Class A*
Class B**	Class B*
Class C**	Class C*
--	Class Z
Advisor U.S. Small/Mid Cap Growth Fund	Montgomery Small Cap Fund*
Class A	Class A*
Class B	Class B*
Class C	Class C*
--	Institutional Class*
--	Class Z
Advisor U.S. Value Fund	U.S. Value Fund
Class A	Class A
Class B	Class B
Class C	Class C
Class K	Institutional Class
Class Z	Class Z
Advisor Utilities & Energy Fund	Equity Income Fund*
Class A	Class A*
Class B	Class B*
Class C	Class C*
--	Institutional Class*
Blue Chip Fund	Large Company Growth Fund*
--	Class A*
--	Class B*
--	Class C*
Investor Class	Class Z
--	Institutional Class*
--	Select Class*

*	Existing Wells Fargo Fund or Share Class.
**	Class B and Class C shares of this Fund will reorganize into Class A shares of the acquiring Wells Fargo Fund.

Acquired Funds	Acquiring Funds
Corporate Income Fund	Montgomery Total Return Bond Fund*
--	Class A*
--	Class B*
--	Class C*
Investor Class	Class Z
--	Institutional Class*
--	Select Class*
Multi Cap Value Fund	Small Cap Value Fund
--	Class A
--	Class B
--	Class C
Investor Class	Class Z
Municipal Bond Fund	Municipal Bond Fund
--	Class A
--	Class B
--	Class C
Investor Class	Investor Class
--	Institutional Class
Strategic Value Fund	U.S. Value Fund
--	Class A
--	Class B
--	Class C
Investor Class	Class Z
--	Institutional Class
Technology 100 Fund	Specialized Technology Fund*
--	Class A*
--	Class B*
--	Class C*
Investor Class	Class Z
U.S. Emerging Growth Fund	Montgomery Small Cap Fund*
--	Class A*
--	Class B*
--	Class C*
Investor Class	Class Z
--	Institutional Class*
Value Fund	Large Company Core Fund
--	Class A
--	Class B
--	Class C
Investor Class	Class Z
* Existing Wells Fargo Fund or Share Class.

The reorganization of each Acquired Fund will involve the following three steps:

•

the transfer of substantially all of the assets and liabilities of the Acquired Fund to its corresponding Acquiring Fund in exchange for designated classes of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

•

the pro rata distribution of the Acquiring Fund shares to the shareholders of record of the Acquired Fund as of the effective date of the reorganization in full redemption of all shares of the Acquired Fund; and

•	the liquidation and dissolution of the Acquired Funds.

     As a result of the Reorganization, shareholders of each Acquired Fund will become a shareholder of the corresponding Acquiring Fund having the same total value of shares as the shares of the Acquired Fund that they held immediately before the Reorganization. If a majority of the shares of one of the Acquired Funds does not approve the Reorganization, that Fund will not participate in the Reorganization. In such a case, the Acquired Fund will continue its operations beyond the date of the Reorganization and the Board of Directors of the affected Strong Fund will consider what further action is appropriate, including the possible liquidation of the Fund.

     For further information about the transaction, see the Prospectus/Proxy.

Pro Forma Financial Statements

     Explanatory Note

     Pro Forma financial statements for the Strong Advisor Small Cap Value Fund/Strong Multi Cap Value Fund Reorganization are not included because as of September 30, 2004, the assets of the Strong Multi Cap Value Fund constituted less than 10% of the assets of the new WF Small Cap Value Fund.

     Pro Forma financial statements for the Strong Advisor Utilities and Energy Fund/WF Equity Income Fund Reorganization are not included because as of September 30, 2004, the assets of the Strong Advisor Utilities and Energy Fund constituted less than 10% of the assets of the Reorganized Equity Income Fund.

     Pro Forma financial statements for the Strong Advisor U.S. Value Fund/Strong Strategic Value Fund Reorganization are not included because as of September 30, 2004, the assets of the Strong Strategic Value Fund constituted less than 10% of the assets of the new WF U.S. Value Fund.

     The Strong Fund Series: Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor International Core Fund, Strong Advisor Short Duration Bond Fund, Strong Advisor Select Fund and Strong Advisor Strategic Income Fund will be reorganized into the WF Common Stock Fund, WF Endeavor Large Cap Fund, WF International Core Fund, WF Short Duration Bond Fund, WF Select Fund and WF Strategic Income Fund, respectively, six newly-created funds which currently have no assets or liabilities. Pro forma combining financial statements are not included in the Prospectus/Proxy because the only significant pro forma financial statement impact relates to the fees and expenses of the Funds, which are summarized in the Fee Tables contained in Exhibit A of Part A of the Prospectus/Proxy. Shareholders of these six Strong Funds should review the Fee Tables in Exhibit A of the Prospectus/Proxy to compare the fees and expenses of the WF Common Stock Fund, WF Endeavor Large Cap Fund, WF International Core Fund, WF Short Duration Bond Fund, WF Select Fund and WF Strategic Income Fund with those of their corresponding Strong Fund.

     The Strong Advisor Bond Fund and Strong Corporate Income Fund will be reorganized, along with the WF Income Fund, into the WF Montgomery Total Return Bond Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of May 31, 2004 are included to show the pro forma effect of combining the two Strong Funds into the WF Montgomery Total Return Bond Fund.

     The Strong Advisor Focus Fund and Strong Blue Chip Fund will be reorganized, along with the WF Growth Fund, into the WF Large Company Growth Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of March 31, 2004 are included to show the pro forma effect of combining the two Strong Funds and the Wells Fargo Fund into the WF Large Company Growth Fund.

     The Strong Advisor Large Company Core Fund and Strong Value Fund will be reorganized into the WF Large Company Core Fund, a newly-created Fund which currently has no assets or liabilities. Pro forma combining financial statements as of June 30, 2004 are included to show the pro forma effect of combining the two Strong Funds into the new WF Large Company Core Fund.

     The Strong Advisor Mid Cap Growth Fund will be reorganized into the WF Montgomery Mid Cap Growth Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of March 31, 2004 are included to show the pro forma effect of combining the Strong Fund into the WF Montgomery Mid Cap Growth Fund.

     The Strong Advisor Municipal Bond Fund and Strong Municipal Bond Fund will be reorganized into the WF Municipal Bond Fund, a newly-created Fund which currently has no assets or liabilities. Pro forma combining financial statements as of April 30, 2004 are included to show the pro forma effect of combining the two Strong Funds into the new WF Municipal Bond Fund.

     The Strong Advisor Technology Fund and Strong Technology 100 Fund will be reorganized into the WF Specialized Technology Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of March 31, 2004 are included to show the pro forma effect of combining the two Strong Funds into the WF Specialized Technology Fund.

     The Strong Advisor U.S. Small/Mid Cap Growth Fund and Strong U.S. Emerging Growth Fund will be reorganized, along with the WF Small Cap Growth Fund, into the WF Montgomery Small Cap Fund, an existing Fund with assets and liabilities. Pro forma combining financial statements as of March 31, 2004 are included to show the pro forma effect of combining the two Strong Funds and the Wells Fargo Fund into the WF Montgomery Small Cap Fund.

PRO FORMA SCHEDULES OF INVESTMENTS
April 30, 2004 (Unaudited)

	Strong Advisor Municipal Bond Fund		Strong Municipal Bond Fund		Pro Forma Combined Municipal Bond Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Municipal Bonds 91.8%
Alabama 0.5%
Huntsville, Alabama Capital Improvement GO, 4.75%, Due 11/01/24 (e)			$2,000,000	$1,977,500	$2,000,000	$1,977,500

Alaska 0.2%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue:
5.60%, Due 6/01/09	$205,000	$206,794			205,000	206,794
5.70%, Due 6/01/11			420,000	414,750	420,000	414,750

						621,544
Arizona 3.0%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project:
5.30%, Due 11/15/08	25,000	24,250			25,000	24,250
5.375%, Due 2/15/18	290,000	247,950			290,000	247,950
5.50%, Due 11/15/10	30,000	28,762			30,000	28,762
5.875%, Due 2/15/27	75,000	64,406			75,000	64,406
6.125%, Due 11/15/22	140,000	126,175			140,000	126,175
6.25%, Due 11/15/29	100,000	89,625			100,000	89,625
Maricopa County, Arizona IDA SFMR, Zero%, Due 12/31/14 (g)			1,145,000	705,606	1,145,000	705,606
Maricopa County, Arizona Kyrene Elementary District Number 28 Refunding, 5.00%, Due 7/01/14 (e)			2,080,000	2,246,400	2,080,000	2,246,400
Pima County, Arizona IDA Education Revenue - Arizona Charter Schools Project, 6.375%, Due 7/01/31	1,000,000	962,500			1,000,000	962,500
Phoenix, Arizona IDA Mortgage Revenue Refunding - Christian Care Retirement Apartments, Inc. Project, 6.25%, Due 1/01/16			1,085,000	1,102,631	1,085,000	1,102,631
Verrado, Arizona Community Facilities District Number 1 GO:
6.00%, Due 7/15/13	1,300,000	1,290,250	2,125,000	2,109,063	3,425,000	3,399,313
6.50%, Due 7/15/27	1,000,000	1,008,750			1,000,000	1,008,750
Yavapai County, Arizona IDA IDR - Citizens Utilities Company Project, 5.45%, Due 6/01/33			2,000,000	1,930,000	2,000,000	1,930,000

		3,842,668		8,093,700		11,936,368

California 10.9%
Bakersfield, California COP, Zero%, Due 4/15/21 (g)	7,800,000	3,217,500			7,800,000	3,217,500
California GO:
5.00%, Due 2/01/10			1,000,000	1,066,250	1,000,000	1,066,250
5.50%, Due 3/01/12 (e)			1,500,000	1,646,250	1,500,000	1,646,250
California GO Refunding, 5.75%, Due 10/01/11			500,000	557,500	500,000	557,500
California PCFA PCR - San Diego Gas & Electric Company Project:
5.90%, Due 6/01/14	2,200,000	2,508,000			2,200,000	2,508,000
6.80%, Due 6/01/15	600,000	717,750			600,000	717,750
California Statewide Communities Development Authority MFHR - Santee Court Apartments Project, 7.50%, Due 11/20/36	800,000	819,000	2,200,000	2,252,250	3,000,000	3,071,250
Commerce, California Joint Powers Financing Authority Revenue - Redevelopment Projects (e):
5.00%, Due 8/01/11, Series A			665,000	704,069	665,000	704,069
5.00%, Due 8/01/11, Series C			210,000	222,337	210,000	222,337
5.00%, Due 8/01/12, Series C			220,000	231,275	220,000	231,275
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue:
6.50%, Due 1/01/32 (Pre-Refunded to $100 on 1/01/07)	6,000,000	6,682,500			6,000,000	6,682,500
Zero%, Due 1/01/19 (g)	5,000,000	2,437,500			5,000,000	2,437,500
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
4.00%, Due 6/01/11, Series B			1,330,000	1,275,138	1,330,000	1,275,138
5.375%, Due 6/01/28	2,000,000	1,945,000			2,000,000	1,945,000
5.50%, Due 6/01/33	1,000,000	986,250			1,000,000	986,250
5.625%, Due 6/01/38, Series B	2,000,000	2,000,000	2,000,000	2,000,000	4,000,000	4,000,000
7.80%, Due 6/01/42	1,500,000	1,584,375	1,500,000	1,584,375
7.875%, Due 6/01/42, Series A			1,300,000	1,379,625	1,300,000	1,379,625
Madera County, California COP - Valley Children’s Hospital, 6.50%, Due 3/15/15 (e)	1,000,000	1,206,250			1,000,000	1,206,250
Pittsburg, California Redevelopment Agency Tax Allocation - Los Medanos Community Development Project, Zero%, Due 8/01/19	2,000,000	910,000			2,000,000	910,000
Port Hueneme, California Redevelopment Agency Tax Allocation Refunding - Central Community Project, 5.50%, Due 5/01/14 (e)	1,800,000	2,004,750			1,800,000	2,004,750
Roseville, California Joint Union High School District GO, Zero%, Due 8/01/15 (e)	1,000,000	588,750			1,000,000	588,750
Santa Clara County, California Financing Authority Lease Revenue - VMC Facility Replacement Project, 7.75%, Due 11/15/08 (e)	1,000,000	1,208,750			1,000,000	1,208,750
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	2,000,000	2,030,000	1,000,000	1,015,000	3,000,000	3,045,000

		30,846,375		12,349,694		43,196,069
Colorado 4.3%
Arapahoe County, Colorado Capital Improvement Trust Fund Highway Revenue, 7.00%, Due 8/31/26 (Pre-Refunded to $103 on 8/31/05)	5,000,000	5,525,000			5,000,000	5,525,000
Colorado Educational and Cultural Facilities Authority Revenue:
Charter School-Bromley East Project, 7.25, Due 9/15/30%	1,250,000	1,240,625	1,750,000	1,736,875	3,000,000	2,977,500
Charter School-Denver Arts School Project, 8.00%, Due 5/01/34			1,000,000	977,500	1,000,000	977,500
Denver Academy Project, 7.125%, Due 11/01/28			500,000	485,625	500,000	485,625
Leadership Preparatory Academy, 7.875%, Due 5/01/27			1,000,000	973,750	1,000,000	973,750
Colorado Educational and Cultural Facilities Authority Revenue Refunding:
Charter School-Cherry Creek Academy Project, 6.00%, Due 4/01/30	50,000	50,125			50,000	50,125
Denver Academy Project, 6.25, Due 11/01/13%	505,000	496,794			505,000	496,794
Colorado Health Facilities Authority Retirement Facilities Revenue, Zero%, Due 7/15/24 (e) (g)	1,450,000	474,875			1,450,000	474,875
Colorado Public Highway Authority Revenue, Zero%, Due 9/01/16 (e)	5,000,000	2,743,750			5,000,000	2,743,750
Denver, Colorado Health and Hospital Authority Healthcare Revenue, 5.25%, Due 12/01/09	85,000	88,400			85,000	88,400
Interlocken Metropolitan District of Colorado GO Refunding, 5.75%, Due 12/15/11 (e)			2,000,000	2,175,000	2,000,000	2,175,000

		10,619,569		6,348,750		16,968,319

Connecticut 0.5%
Connecticut Special Tax Obligation Revenue - Transportation Infrastructure Project, 6.50%, Due 10/01/12	1,500,000	1,783,125			1,500,000	1,783,125

District of Columbia 0.1%
District of Columbia Tobacco Settlement Financing Corporation Asset-Backed Revenue:
5.375%, Due 5/15/10	270,000	266,963			270,000	266,963
5.70%, Due 5/15/12	165,000	159,431			165,000	159,431

		426,394				426,394

Florida 4.9%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11			420,000	434,700	420,000	434,700
Capital Trust Agency Revenue:
Seminole Tribe Convention Project, 10.00%, Due 10/01/33	3,000,000	3,652,500			3,000,000	3,652,500
Senior Air Cargo Ft. Lauderdale Project, 8.95%, Due 10/01/33			1,400,000	1,611,750	1,400,000	1,611,750
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	1,000,000	988,750	1,000,000	988,750	2,000,000	1,977,500
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)			315,000	326,812	315,000	326,812
Northern Palm Beach County Improvement District Water Control and Improvement Special Assessment Revenue, 7.30%, Due 8/01/27 (Pre-Refunded to $102 on 8/01/06)	3,000,000	3,412,500			3,000,000	3,412,500
Orange County, Florida Health Facilities Authority First Mortgage Revenue - Orlando Lutheran Towers Project, 8.75%, Due 7/01/26	2,000,000	2,077,500			2,000,000	2,077,500
Orlando, Florida Utilities Commission Water and Electric Revenue Refunding, 6.75%, Due 10/01/17 (g)	5,000,000	6,056,250			5,000,000	6,056,250

		16,187,500		3,362,012		19,549,512

Georgia 8.3%
Atlanta, Georgia Airport Revenue Refunding (e):
5.50%, Due 1/01/26 (Pre-Refunded to $101 on 1/01/10)	3,000,000	3,382,500			3,000,000	3,382,500
6.25%, Due 1/01/14	3,070,000	3,392,350			3,070,000	3,392,350
Atlanta, Georgia Metropolitan Rapid Transit Authority Sales Tax Revenue Refunding, 6.25%, Due 7/01/20 (e)	4,930,000	5,885,187			4,930,000	5,885,187
Atlanta, Georgia Urban Residential Finance Authority MFHR - Evergreen Village Estates Project:
5.875%, Due 5/01/07			380,000	379,966	380,000	379,966
6.375%, Due 5/01/17			1,675,000	1,576,594	1,675,000	1,576,594
6.50%, Due 5/01/27			2,965,000	2,638,850	2,965,000	2,638,850
Colquitt County, Georgia Development Authority First Mortgage Revenue, Zero%, Due 12/01/21 (g)			2,995,000	1,201,744	2,995,000	1,201,744
Colquitt County, Georgia Development Authority Revenue - Southern Care Corporation Facility Project, Zero%, Due 12/01/21 (g)			4,595,000	1,843,744	4,595,000	1,843,744
Georgia GO:
6.25%, Due 3/01/11	4,300,000	5,025,625			4,300,000	5,025,625
6.75%, Due 12/01/12 (b)	1,000,000	1,218,750			1,000,000	1,218,750
Georgia Municipal Electric Authority Revenue, 5.25%, Due 1/01/14 (e)	2,000,000	2,182,500			2,000,000	2,182,500
Washington, Georgia Wilkes Payroll Development Authority Subordinated Revenue - Southern Care Corporation Facility Project, Zero%, Due 12/01/21 (g)			11,000,000	4,345,000	11,000,000	4,345,000

		21,086,912		11,985,898		33,072,810

Illinois 1.7%
Cook County, Illinois Oak Lawn School District Number 123 Capital Appreciation GO, Zero%, Due 12/01/22 (e)	2,000,000	745,000			2,000,000	745,000
Cook County, Illinois Palatine Community Consolidated School District Number 15 Capital Appreciation GO, Zero%, Due 12/01/19 (e)	1,000,000	456,250	2,000,000	912,500	3,000,000	1,368,750
Illinois DFA Revenue - Chicago Charter School Foundation Project:
5.25%, Due 12/01/12			410,000	416,663	410,000	416,663
6.125%, Due 12/01/22			2,330,000	2,396,987	2,330,000	2,396,987
Illinois HAD MFHR, 5.00%, Due 7/01/25 (e)	1,480,000	1,465,200			1,480,000	1,465,200
Illinois Health Facilities Authority Revenue - Condell Medical Center Project, 7.00%, Due 5/15/22	450,000	486,563			450,000	486,563

		3,153,013		3,726,150		6,879,163

Iowa 0.3%
Iowa Finance Authority Hospital Facility Revenue, 6.75%, Due 2/15/13			750,000	841,875	750,000	841,875
Tobacco Settlement Authority Asset-
Backed Revenue, 5.50%, Due 6/01/12	310,000	297,212			310,000	297,212

						1,139,087

Kansas 1.0%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)			470,000	517,587	470,000	517,587
Kansas DFA Revenue, 5.60%, Due 5/20/34 (e)			2,735,000	2,817,050	2,735,000	2,817,050
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding - Via Christi Health System Project, 6.75%, Due 11/15/14			500,000	561,250	500,000	561,250

				3,895,887		3,895,887

Louisiana 2.2%
Claiborne Parish, Louisiana Law Enforcement District Revenue - Claiborne Correctional Facilities Project, 6.25%, Due 3/01/19			6,810,000	7,133,475	6,810,000	7,133,475
Louisiana Public Facilities Authority Revenue, Zero%, Due 12/01/19 (g)	1,325,000	594,594			1,325,000	594,594
New Orleans, Louisiana Capital Appreciation GO Refunding, Zero%, Due 9/01/16 (e)			1,600,000	892,000	1,600,000	892,000

				8,025,475		8,620,069

Massachusetts 4.0%
Massachusetts Bay Transportation Authority Revenue Refunding - Massachusetts General Transportation System Project, 7.00%, Due 3/01/14	3,385,000	4,125,469			3,385,000	4,125,469
Massachusetts GO, 5.25%, Due 6/01/17 (Pre-Refunded to $100 on 6/01/10)	3,000,000	3,303,750			3,000,000	3,303,750
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08			1,750,000	1,898,750	1,750,000	1,898,750
Massachusetts Water Pollution Abatement Trust Revenue, 6.00%, Due 8/01/17	3,000,000	3,555,000			3,000,000	3,555,000
Municipal Tax-Exempt Trust Certificates, 4.20%, Due 3/06/09 (e)			2,800,000	2,901,500	2,800,000	2,901,500

		10,984,219		4,800,250		15,784,489

Michigan 0.4%
Dickinson County, Michigan Healthcare System Hospital Revenue Refunding, 5.50%, Due 11/01/13 (e)			1,350,000	1,402,313	1,350,000	1,402,313

Minnesota 0.7%
Mahtomedi, Minnesota Senior Housing Revenue - St. Andrews Village Project, 7.25%, Due 12/01/34	325,000	344,500			325,000	344,500
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29			1,100,000	1,102,750	1,100,000	1,102,750
Woodbury, Minnesota Lease Revenue Refunding - Math Science Academy Project, 7.50%, Due 12/01/31			1,500,000	1,490,625	1,500,000	1,490,625

				2,593,375		2,937,875

Missouri 1.2%
Missouri Environmental Improvement and Energy Resources Authority Water PCR Refunding - Revolving Fund Project, 5.50%, Due 7/01/16	2,000,000	2,257,500			2,000,000	2,257,500
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.60%, Due 10/01/11			2,215,000	2,317,444	2,215,000	2,317,444

						4,574,944

Montana 0.3%
Montana Facility Finance Authority Hospital Facilities Revenue - St. Peters Hospital Project, 4.125%, Due 6/01/14 (c)	1,000,000	973,750			1,000,000	973,750

Nevada 2.8%
Clark County, Nevada Improvement District Refunding, 5.70%, Due 2/01/17	200,000	197,750			200,000	197,750
Clark County, Nevada School District Building and Renovation GO, 5.25%, Due 6/15/17 (Pre-Refunded to $101 on 6/15/07) (e)	5,045,000	5,549,500			5,045,000	5,549,500
Nevada GO, 5.50%, Due 11/01/25 (e)	5,000,000	5,287,500			5,000,000	5,287,500

		11,034,750				11,034,750

New Jersey 4.0%
New Jersey Health Care Facilities Financing Authority Revenue:
Capital Health System Obligation Group Project, 5.125%, Due 7/01/12	335,000	342,956			335,000	342,956
Capital Health System Obligation Group Project, 5.50%, Due 7/01/11			1,850,000	1,970,250	1,850,000	1,970,250
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	900,000	920,277	1,370,000	1,400,866	2,270,000	2,321,143
New Jersey Transportation Trust Fund Authority Transportation System Revenue:
5.00%, Due 6/15/17	5,000,000	5,212,500			5,000,000	5,212,500
6.00%, Due 12/15/19 (Pre-Refunded to $100 on 12/15/11)	1,000,000	1,165,000			1,000,000	1,165,000
Tobacco Settlement Financing Corporation Asset-Backed Revenue:
5.50%, Due 6/01/11	275,000	270,188			275,000	270,188
6.00%, Due 6/01/37	1,355,000	1,158,525	2,500,000	2,137,500	3,855,000	3,296,025
6.125%, Due 6/01/42	1,600,000	1,378,000			1,600,000	1,378,000

		10,447,446		5,508,616		15,956,062

New Mexico 0.9%
Farmington, New Mexico PCR Refunding - Public Service Company San Juan Project, 6.375%, Due 4/01/22	1,000,000	1,075,000			1,000,000	1,075,000
Lordsburg, New Mexico PCR Refunding - Phelps Dodge Corporation Project, 6.50%, Due 4/01/13			2,000,000	2,032,680	2,000,000	2,032,680
San Juan County, New Mexico Gross Receipts Tax Revenue, 4.00%, Due 1/01/17 (e)			600,000	569,250	600,000	569,250

				2,601,930		3,676,930

New York 12.5%
Lyons, New York Community Health Initiatives Corporation Facility Revenue, 6.80%, Due 9/01/24	940,000	966,790			940,000	966,790
Monroe County, New York Public Improvement GO Refunding, 6.00%, Due 3/01/17	1,535,000	1,738,387			1,535,000	1,738,387
Nassau County, New York GO Refunding - Comb Sewer Districts Project, 5.45%, Due 1/15/15 (e)	1,000,000	1,106,250			1,000,000	1,106,250
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10			260,000	265,850	260,000	265,850
New York Dormitory Authority Revenue:
City University System Project, 5.625%, Due 7/01/16 (e)	1,000,000	1,130,000			1,000,000	1,130,000
Department of Health Project, 5.75%, Due 7/01/17 (Pre-Refunded to $102 on 7/01/06)	5,000,000	5,518,750			5,000,000	5,518,750
Mental Health Project, 5.50%, Due 8/15/17 (Pre-Refunded to $102 on 2/15/07)	5,000	5,525			5,000	5,525
Montefiore Medical Center Project, 5.25%, Due 2/01/15 (e)	1,000,000	1,066,250			1,000,000	1,066,250
State University Adult Facilities Project, 5.75%, Due 5/15/16 (e)	1,000,000	1,140,000			1,000,000	1,140,000
State University Educational Facilities, 5.50%, Due 5/15/19	2,500,000	2,728,125			2,500,000	2,728,125
New York Local Assistance Corporation Revenue Refunding, 6.00%, Due 4/01/14	5,000,000	5,706,250			5,000,000	5,706,250
New York, New York City Municipal Water Finance Authority Water and Sewer Systems Revenue, 6.00%, Due 6/15/33 (Pre-Refunded to $101 on 6/15/10)	2,025,000	2,361,656			2,025,000	2,361,656
New York, New York City Transitional Finance Authority Revenue, 5.875%, Due 11/01/17	1,000,000	1,122,500			1,000,000	1,122,500
New York, New York GO:
5.25%, Due 8/01/09			375,000	405,937	375,000	405,937
5.25%, Due 8/01/14 (e)			1,500,000	1,618,125	1,500,000	1,618,125
5.50%, Due 8/01/15			2,000,000	2,145,000	2,000,000	2,145,000
5.50%, Due 9/15/19			1,000,000	1,065,000	1,000,000	1,065,000
5.75%, Due 3/15/13			1,020,000	1,114,350	1,020,000	1,114,350
5.75%, Due 8/01/14			1,000,000	1,088,750	1,000,000	1,088,750
6.00%, Due 8/01/17	1,500,000	1,629,375			1,500,000	1,629,375
New York, New York GO Refunding, 5.75%, Due 8/01/16			1,500,000	1,621,875	1,500,000	1,621,875
New York, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10			1,230,000	1,257,675	1,230,000	1,257,675
New York Thruway Authority Service Contract Revenue - Local Highway and Bridge Project, 5.75%, Due 4/01/19 (Pre- Refunded to $101 on 4/01/09) (e)	1,000,000	1,138,750			1,000,000	1,138,750
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)			3,500,000	3,753,750	3,500,000	3,753,750
Orange County, New York GO, 5.125%, Due 9/01/19	1,000,000	1,053,750			1,000,000	1,053,750
Port Authority of New York and New Jersey Special Obligation Revenue - JFK International Air Terminal Project, 5.75%, Due 12/01/22 (e)	3,000,000	3,198,750			3,000,000	3,198,750
Tobacco Settlement Financing Corporation Revenue:
5.25%, Due 6/01/13 (e)			1,500,000	1,616,250	1,500,000	1,616,250
5.25%, Due 6/01/14			1,000,000	1,043,750	1,000,000	1,043,750
Tompkins County, New York Industrial Development Agency Revenue - Civic Facility-Cornell University Lake Project, 5.625%, Due 7/01/20 (Pre-Refunded to $101 on 7/01/10)	1,000,000	1,146,250			1,000,000	1,146,250

		32,757,358		16,996,312		49,753,670

North Dakota 0.4%
Three Affiliated Tribes of the Fort Berthold Reservation GO, 6.30%, Due 11/15/10			1,515,000	1,526,317	1,515,000	1,526,317

Ohio 4.0%
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10			1,500,000	1,599,375	1,500,000	1,599,375
Greene County, Ohio University Housing Revenue - Marauder Development-
Central State University Project (e):
5.00%, Due 9/01/24	400,000	387,500			400,000	387,500
5.10%, Due 9/01/35	500,000	478,125			500,000	478,125
Medina County, Ohio EDR MFHR - Camelot Place, Ltd. Project, 8.375%, Due 10/01/23 (d)			3,800,000	3,681,250	3,800,000	3,681,250
Miami County, Ohio Hospital Facility Revenue Refunding and Improvement - Upper Valley Medical Center Project, 6.25%, Due 5/15/16	2,500,000	2,590,625			2,500,000	2,590,625
Montgomery County, Ohio Health Care Facilities Revenue Refunding - Friendship Village of Dayton Project, 6.25%, Due 2/01/22 (d)			1,200,000	687,000	1,200,000	687,000
Toledo, Ohio MFMR - Commodore Perry Apartments Project, 7.00%, Due 12/01/28 (d)			7,470,000	6,498,900	7,470,000	6,498,900

		3,456,250		12,466,525		15,922,775

Oklahoma 0.6%
Ellis County, Oklahoma Industrial Authority
IDR - W B Johnston Grain Shattuck Project, 7.10%, Due 8/01/23			1,125,000	1,126,406	1,125,000	1,126,406
Oklahoma County, Oklahoma Finance Authority First Mortgage MFHR - Multiple Apartments Project, 7.125%, Due 4/01/28 (d) (h)			10,170,000	1,322,100	10,170,000	1,322,100

				2,448,506		2,448,506
Pennsylvania 2.6%
Allegheny County, Pennsylvania Hospital Development Authority Revenue - University of Pittsburgh Medical Center Project, 5.00%, Due 6/15/10			500,000	531,875	500,000	531,875
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 6.25%, Due 11/01/18			1,925,000	1,987,563	1,925,000	1,987,563
Philadelphia, Pennsylvania Authority For Industrial Development Lease Revenue, 5.50%, Due 10/01/20 (e)	1,500,000	1,612,500			1,500,000	1,612,500
Philadelphia, Pennsylvania Hospitals and Higher EFA Revenue - Temple University Hospital Project, 6.50%, Due 11/15/08			2,220,000	2,358,750	2,220,000	2,358,750
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 5.30%, Due 12/01/12			1,650,000	1,724,250	1,650,000	1,724,250
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority Hospital Revenue:
Marian Community Hospital Project, 6.50%, Due 1/15/07			960,000	972,000	960,000	972,000
Moses Taylor Hospital Project, 5.80%, Due 7/01/07			1,300,000	936,000	1,300,000	936,000

				8,510,438		10,122,938

Puerto Rico 3.3%
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue Refunding, 6.25%, Due 7/01/12	1,525,000	1,763,281			1,525,000	1,763,281
Commonwealth of Puerto Rico Capital Appreciation GO Refunding, Zero%, Due 7/01/17 (e)	1,000,000	550,000			1,000,000	550,000
Commonwealth of Puerto Rico GO, 5.65%, Due 7/01/15 (e)	1,000,000	1,138,750			1,000,000	1,138,750
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue (e):
5.75%, Due 7/01/19	1,500,000	1,683,750			1,500,000	1,683,750
Zero, Due 7/01/16%	1,765,000	1,028,113			1,765,000	1,028,113
Commonwealth of Puerto Rico Public Improvement GO:
5.25%, Due 7/01/12	1,000,000	1,087,500			1,000,000	1,087,500
5.25%, Due 7/01/17	2,000,000	2,130,000			2,000,000	2,130,000
Commonwealth of Puerto Rico Infrastructure Financing Authority Special Obligation Revenue, 5.50%, Due 10/01/17 (g)	1,000,000	1,108,750			1,000,000	1,108,750
Puerto Rico HFA Revenue, 5.00%, Due 12/01/17			400,000	420,500	400,000	420,500
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/09			750,000	790,312	750,000	790,312
5.00%, Due 2/01/10			1,015,000	1,068,288	1,015,000	1,068,288
Puerto Rico Public Buildings Authority Guaranteed Revenue Refunding - Government Facilities Project, 5.50%, Due 7/01/16	400,000	439,500			400,000	439,500

		10,929,644		2,279,100		13,208,744

South Carolina 3.2%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue:
Zero%, Due 1/01/27	5,000,000	525,000			5,000,000	525,000
Zero%, Due 1/01/36	5,000,000	306,250			5,000,000	306,250
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project:
Zero%, Due 1/01/12			3,900,000	1,472,250	3,900,000	1,472,250
Zero%, Due 1/01/14			4,560,000	1,379,400	4,560,000	1,379,400
Zero%, Due 1/01/15			1,000,000	237,500	1,000,000	237,500
Zero%, Due 1/01/28			400,000	39,500	400,000	39,500
Zero%, Due 1/01/32			10,350,000	802,125	10,350,000	802,125
Zero%, Due 1/01/35			100,000	6,500	100,000	6,500
Greenville County, South Carolina School District Installment Purchase Revenue Refunding - Building Equity Sooner Tomorrow Project, 6.00%, Due 12/01/21	3,000,000	3,296,250			3,000,000	3,296,250
South Carolina Jobs EDA Hospital Facilities Revenue Refunding and Improvement - Palmetto Health Alliance Project, 6.875%, Due 8/01/27	1,000,000	1,080,000			1,000,000	1,080,000
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (b) (g)			2,400,000	2,763,000	2,400,000	2,763,000
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06			900,000	942,750	900,000	942,750

		5,207,500		7,643,025		12,850,525

South Dakota 1.1%
Sisseton-Wahpeton Sioux Tribe of the Lake Traverse Reservation GO (d):
7.00%, Due 11/01/13			655,000	707,400	655,000	707,400
7.00%, Due 11/01/23			1,290,000	1,359,338	1,290,000	1,359,338
South Dakota EDFA EDR - Angus Project:
4.75%, Due 4/01/10			275,000	281,187	275,000	281,187
5.00%, Due 4/01/11			285,000	291,769	285,000	291,769
5.25%, Due 4/01/12			300,000	319,875	300,000	319,875
5.25%, Due 4/01/13			320,000	340,400	320,000	340,400
South Dakota EDFA EDR - McEleeg Project, 5.00%, Due 4/01/14 (c)			420,000	418,425	420,000	418,425
South Dakota EDFA EDR Pooled Loan Program - Midstates Printing, Inc. Project, 5.50%, Due 4/01/18			685,000	714,112	685,000	714,112

				4,432,506		4,432,506

Texas 5.0%
Capital Area HFC Revenue, Zero%, Due 1/01/16 (e) (g)	1,560,000	891,150	5,000,000	2,856,250	6,560,000	3,747,400
El Paso, Texas Property Finance Authority,
Inc. SFMR - GNMA Mortgage-Backed Securities Program, 8.70%, Due 12/01/18 (e)			95,000	95,958	95,000	95,958
Grand Prairie, Texas Independent School District Capital Appreciation GO, Zero%, Due 2/15/14 (e)			1,000,000	636,250	1,000,000	636,250
La Joya, Texas Independent School District GO, 5.50%, Due 2/15/25	3,000,000	3,112,500			3,000,000	3,112,500
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero%, Due 10/01/15 (g)	8,725,000	5,115,031	8,415,000	4,933,294	17,140,000	10,048,325
Texas Water Development Board Revenue - Revolving Fund Project, 4.75%, Due 7/15/20	1,000,000	1,006,250			1,000,000	1,006,250
Texoma Area Solid Waste Authority Regional Solid Waste Disposal Revenue - Initial Facility Project (c):
5.25%, Due 2/15/14			630,000	637,875	630,000	637,875
5.25%, Due 2/15/15			665,000	667,494	665,000	667,494

		10,124,931		9,827,121		19,952,052

Utah 0.6%
Eagle Mountain, Utah Special Assessment Bonds, 5.90%, Due 12/15/07			750,000	752,843	750,000	752,843
Intermountain Power Agency Power Supply Revenue, 6.15%, Due 7/01/14 (g)	1,580,000	1,738,000			1,580,000	1,738,000
						2,490,843

Virgin Islands 0.3%
Virgin Islands Public Finance Authority Gross Receipts Taxes Loan Revenue, 6.375%, Due 10/01/19	1,000,000	1,110,000			1,000,000	1,110,000

Virginia 1.3%
Capital Region Airport Commission Revenue Refunding, 5.00%, Due 7/01/11 (e)			1,335,000	1,441,800	1,335,000	1,441,800
Peninsula Ports Authority Coal Terminal Revenue Refunding - Dominion Terminal Associates Project, 6.00%, Due 4/01/33			1,900,000	1,935,625	1,900,000	1,935,625
Prince William County, Virginia IDA Educational Facilities Revenue - Catholic Diocese of Arlington Project, 4.375%, Due 10/01/13			1,750,000	1,719,375	1,750,000	1,719,375

				5,096,800		5,096,800

Washington 1.3%
Okanogan County, Washington Irrigation District Revenue Refunding, 4.75%, Due 12/01/13			1,200,000	1,213,500	1,200,000	1,213,500
Seattle, Washington Housing Authority Low Income Assistance Revenue - Hilltop and Spring Projects (e):
5.375%, Due 10/20/18			985,000	1,052,719	985,000	1,052,719
5.875%, Due 10/20/28			1,545,000	1,647,356	1,545,000	1,647,356
Tobacco Settlement Authority Washington Tobacco Settlement Revenue Asset-
Backed Bonds, 5.50%, Due 6/01/12			700,000	666,750	700,000	666,750
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (Mandatory Put at $100 on 7/01/05) (e)			615,000	630,375	615,000	630,375

				5,210,700		5,210,700

Wisconsin 3.4%
Badger Tobacco Asset Securitization Corporation Revenue:
5.50%, Due 6/01/10	825,000	815,719			825,000	815,719
5.75%, Due 6/01/11	1,180,000	1,166,725	250,000	247,187	1,430,000	1,413,912
5.75%, Due 6/01/12	90,000	87,750	2,000,000	1,950,000	2,090,000	2,037,750
6.00%, Due 6/01/17	1,840,000	1,718,100	1,150,000	1,073,812	2,990,000	2,791,912
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
5.35%, Due 12/01/10			520,000	543,400	520,000	543,400
5.50%, Due 12/01/11			390,000	409,012	390,000	409,012
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, 5.50%, Due 12/15/16 (e)	2,800,000	3,115,000			2,800,000	3,115,000
Waterford, Wisconsin Graded Joint School District Number 1 GO Refunding, 5.25%, Due 4/01/12 (e)			70,000	77,700	70,000	77,700
Wisconsin Health and EFA Revenue:
Agnesian Healthcare, Inc. Project, 5.10, Due 7/01/08%			705,000	747,300	705,000	747,300
Marshfield Clinic Project, 6.25, Due 2/15/10%			866,000	938,527	866,000	938,527
Wheaton Franciscan Services Project, 5.00%, Due 8/15/11			750,000	791,250	750,000	791,250

		6,903,294		6,778,188		13,681,482

Total Municipal Bonds (Cost $182,802,521, $177,366,048 and $360,168,569, respectively)		200,000,798		164,214,000		364,214,798

Variable Rate Municipal Bonds 3.7%
California 1.0%
Central Platte Valley Metropolitan District of Colorado Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)			500,000	535,625	500,000	535,625
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Zero%, Due 1/01/10 (Rate Reset Effective 1/01/05) (g)	1,695,000	1,915,350			1,695,000	1,915,350
Northwest Parkway Public Highway Authority Revenue, Zero%, Due 6/15/16 (Rate Reset Effective 6/15/11) (e)			2,240,000	1,612,800	2,240,000	1,612,800

				2,146,425		4,063,775

Illinois 0.5%
Cook County, Illinois Proviso Township High School District Number 209 GO, Zero%, Due 12/01/11 (Rate Reset Effective 12/01/07) (e)			2,000,000	1,767,500	2,000,000	1,767,500

Missouri 0.9%
St. Charles County, Missouri IDA MFHR Refunding - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	1,850,000	1,873,125	1,850,000	1,873,125	3,700,000	3,746,250

New York 0.1%
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29 (Mandatory Put at $100 on 2/01/11)			350,000	381,500	350,000	381,500

Pennsylvania 0.7%
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project, 1.00%, Due 12/01/31 (Rate Reset Effective 6/01/04)			2,500,000	2,856,250	2,500,000	2,856,250

Wisconsin 0.5%
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)			2,000,000	1,945,000	2,000,000	1,945,000

Total Variable Rate Municipal Bonds (Cost $3,164,573, $10,522,732 and $13,687,305, respectively)		3,788,475		10,971,800		14,760,275

Short-Term Investments (a) 3.2%
Municipal Bonds 0.4%
Arizona 0.0%
Arizona Health Facilities Authority Hospital System Revenue - Phoenix Children’s Hospital Project, 5.00%, Due 11/15/04	100,000	99,824			100,000	99,824

California 0.3%
California EFA Revenue - Southwestern University Project, 6.60%, Due 11/01/14 (Pre-Refunded to $102 on 11/01/04)	1,000,000	1,047,140			1,000,000	1,047,140

Wisconsin 0.1%
Wisconsin Health and EFA Revenue - Agnesian Healthcare, Inc. Project, 5.00%, Due 7/01/04			250,000	251,210	250,000	251,210

Total Municipal Bonds		1,146,964		251,210		1,398,174

Variable Rate Municipal Bonds 1.9%
Maryland 1.3%
Howard County, Maryland MFHR Refunding - Chase Glen Project, 7.00%, Due 7/01/24 (Mandatory Put at $100 on 7/01/04)	5,000,000	5,013,800			5,000,000	5,013,800

Minnesota 0.6%
St. Paul, Minnesota Housing and Redevelopment Authority Lease Revenue - Higher Ground Academy Project, 7.50%, Due 11/01/28 (Mandatory Put at $100 on 6/01/04)			2,195,000	2,195,022	2,195,000	2,195,022

Total Variable Rate Municipal Bonds		5,013,800		2,195,022		7,208,822

Municipal Money Market Funds 0.9%
Multiple States 0.9%
Strong Tax-Free Money Fund (f)	710,000	710,000	3,005,000	3,005,000	3,715,000	3,715,000

Total Short-Term Investments (Cost $6,794,378, $5,450,241 and $12,244,619, respectively)		6,870,764		5,451,232		12,321,996

Total Investments in Securities (Cost $192,761,472, $193,339,021 and $386,100,493, respectively) 98.7%		210,660,037		180,637,032		391,297,069
Other Assets and Liabilities, Net 1.3%		2,140,162		3,212,963		5,353,125

Net Assets 100.0%		$212,800,199		$183,849,995		$396,650,194

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)	Expiration Date	Underlying Face Amount at Value

Sold:
225 Ten-Year U.S. Treasury Notes	6/04	$(11,050,000)	$154,687	6/04	$(13,812,500)	$55,781	6/04	$(24,862,500)
25 Two-Year U.S. Treasury Notes				6/04	(5,313,672)	1,172	6/04	(5,313,672)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums

Options outstanding at beginning of period	—	$—	—	$—	—	$—
Options written during the period	100	76,135	—	—	100	76,135
Options closed	(100)	(76,135)	—	—	(100)	(76,135)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Options outstanding at end of period	—	$—	—	$—	—	$—

LEGEND:
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) All or portion of security is pledged to cover margin requirements on open futures contracts.
(c) All or a portion of security is when-issued.
(d) Illiquid Security
(e) Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(f) Affiliated Issuer.
(g) Escrowed to Maturity.

 (h) Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy, or the fund halted accruing income.

Percentages are stated as percentages of net assets.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

	Strong Advisor Municipal Bond Fund	Strong Municipal Bond Fund*	Combined	Adjustments	Municipal Bond Fund Pro Forma Combined

Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $190,334, $192,051, and $382,385, respectively)	$209,950,037	$177,632,032	$387,582,069		$387,582,069
Affiliated Issuers (Cost of $3,005, $710 and $3,715, respectively)	710,000	3,005,000	3,715,000		$3,715,000
Receivable for Securities Sold	3,142,986	3,406,230	6,549,216		$6,549,216
Dividends and Interest Receivable	3,232,457	2,857,528	6,089,985		$6,089,985
Other Assets	88,187	40,321	128,508		$128,508

Total Assets	217,123,667	186,941,111	404,064,778	0	404,064,778

Liabilities:
Payable for Securities Purchased	3,093,772	1,996,833	5,090,605		5,090,605
Payable for Fund Shares Redeemed	366,589	206,137	572,726		572,726
Dividends Payable	771,135	774,207	1,545,342		1,545,342
Variation Margin Payable	25,938	34,844	60,782		60,782
Accrued Operating Expenses and Other Liabilities	66,034	79,095	145,129		145,129

Total Liabilities	4,323,468	3,091,116	7,414,584	0	7,414,584

Net Assets	$212,800,199	$183,849,995	$396,650,194	$0	$396,650,194

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$192,891,052	$213,357,490	$406,248,542		$406,248,542
Undistributed Net Investment Income (Loss)	(5,375)	509,037	$503,662		503,662
Undistributed Net Realized Gain (Loss)	1,861,270	(17,371,496)	$(15,510,226)		(15,510,226)
Net Unrealized Appreciation/Depreciation	18,053,252	(12,645,036)	$5,408,216		5,408,216

Net Assets	$212,800,199	$183,849,995	$396,650,194	$0	$396,650,194

Investor Class
Net Assets		$183,849,995			$183,849,995
Capital Shares Outstanding (Unlimited Number Authorized)		20,681,153			20,681,153
Net Asset Value Per Share		$8.89			$8.89

Class A
Net Assets	$158,748,094				$158,748,094
Capital Shares Outstanding (Unlimited Number Authorized)	18,933,513				17,856,929
Net Asset Value Per Share	$8.38				$8.89

Public Offering Price Per Share
($8.38 divided by 0.955 and $8.89 divided by 0.955)	$8.77				$9.31

Class B
Net Assets	$31,720,212				$31,720,212
Capital Shares Outstanding (Unlimited Number Authorized)	3,802,980				3,568,078
Net Asset Value Per Share	$8.34				$8.89

Class C
Net Assets	$2,261,320				$2,261,320
Capital Shares Outstanding (Unlimited Number Authorized)	269,966				254,367
Net Asset Value Per Share	$8.38				$8.89

Institutional Class
Net Assets	$20,070,573				$20,070,573
Capital Shares Outstanding (Unlimited Number Authorized)	2,401,694				2,257,657
Net Asset Value Per Share	$8.36				$8.89

* Accounting Survivor

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Twelve Months Ended April 30, 2004 (Unaudited)

	Strong Advisor Municipal Bond Fund	Strong Municipal Bond Fund*	Combined	Adjustments		Pro Forma Combined

Income:
Dividends - Affiliated Issuers	$20,990	$56,677	$77,667			$77,667
Interest	12,790,533	11,391,305	$24,181,838			$24,181,838

Total Income	12,811,523	11,447,982	$24,259,505	$-		$24,259,505

Expenses:
Investment Advisory Fees	888,934	738,786	1,627,720	164,876	(1)	1,792,596
Administrative Fees - Fund Level	-	-	-	224,075	(1)	224,075
Administrative Fees - Investor Class	-	591,429	591,429	351,941	(1)	943,370
Administrative Fees - Institutional Class	4,933	-	4,933	16,576	(1)	21,509
Administrative Fees - Class A	495,753	-	495,753	(14,348	)(1)	481,405
Administrative Fees - Class B	111,320	-	111,320	6,718	(1)	118,038
Administrative Fees - Class C	8,474	-	8,474	(310	)(1)	8,164
Custodian Fees	15,096	22,676	37,772	51,858	)(1)	89,630
Transfer Agency Fees - Investor Class	-	216,697	216,697	(216,697	)(1)	-
Transfer Agency Fees - Institutional Class	3,523	-	3,523	(3,523	)(1)	-
Transfer Agency Fees - Class A	362,949	-	362,949	(362,949	)(1)	-
Transfer Agency Fees - Class B	82,403	-	82,403	(82,403	)(1)	-
Transfer Agency Fees - Class C	6,244	-	6,244	(6,244	)(1)	-
Reports to Shareholders	104,512	57,966	162,478	(122,223	)(1)	40,255
12b-1 Fees (SS) - Investor Class	-	-	-	524,094	(1)	524,094
12b-1 Fees (SS) - Institutional Class	-	-	-	53,772	(1)	53,772
12b-1 Fees (SS)- Class A	419,277	-	419,277	-	(1)	419,277
12b-1 Fees (SS) - Class B	105,881	-	105,881	-	(1)	105,881
12b-1 Fees (SS) - Class C	7,332	-	7,332	-	(1)	7,332
12b-1 Fees (Dist) - Class B	317,642	-	317,642	-	(1)	317,642
12b-1 Fees (Dist) - Class C	21,996	-	21,996	-	(1)	21,996
Professional Fees	28,516	(52,560)	(24,044)	63,544	(1)	39,500
Federal and State Registration Fees	107,366	35,804	143,170	(83,163	)(1)	60,007
Brokerage Fees	21	336	357	(357	)(1)	-
Other	31,190	30,539	61,729	21,693	(1)	83,422

Total Expenses before Waivers and Absorptions, Transfer Agency Banking Credits, and Earnings Credits	3,123,362	1,641,673	4,765,035	586,930		5,351,965
Expense Waivers and Absorptions	(28,519)	(19,991)	(48,510)	(1,340,547	)(1)	(1,389,057)
Transfer Agency Banking Credits	(29)	0	(29)	29	(1)	0
Earnings Credits	(703)	(597)	(1,300)	1,300	(1)	0

Expenses, Net	3,094,111	1,621,085	4,715,196	(752,288)		3,962,908

Net Investment Income (Loss)	9,717,412	9,826,897	19,544,309	752,288		20,296,597

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,425,865	3,417,373	4,843,238			4,843,238
Written Options	76,897	-	76,897			76,897
Futures Contracts	404,820	71,242	476,062			476,062
Swaps	20,300	20,300	40,600			40,600

Net Realized Gain (Loss)	1,927,882	3,508,915	5,436,797	-		5,436,797
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(5,679,235)	(2,272,640)	(7,951,875)			(7,951,875)
Written Options	(60,563)	-	(60,563)			(60,563)
Futures Contracts	154,688	188,516	343,204			343,204

Net Change in Unrealized Appreciation/Depreciation	(5,585,110)	(2,084,124)	(7,669,234)	-		(7,669,234)

Net Gain (Loss) on Investments	(3,657,228)	1,424,791	(2,232,437)	-		(2,232,437)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,060,184	$11,251,688	$17,311,872	$752,288		$18,064,160

(1)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses, based on contractual rates or elimination of duplicate services.

* Accounting Survivor
See Notes to Financial Statements.

PRO FORMA SCHEDULE OF INVESTMENTS

March 31, 2004 (Unaudited)

			Strong Advisor Mid Cap Growth Fund		WF Montgomery Mid Cap Growth Fund		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Common Stock--97.79%
Amusement & Recreation Services--3.25%
Alliance Gaming Corporation †			11,000	353,430			11,000	353,430
International Game Technology			50,000	2,248,000	39,300	1,766,928	89,300	4,014,928
Multimedia Games Incorporated†					51,500	1,274,110	51,500	1,274,110

Total Amusement & Recreation Services				2,601,430		3,041,038		5,642,468

Apparel & Accessory Stores--2.37%
Chico’s FAS Incorporated†			33,000	1,531,200	22,845	1,060,008	55,845	2,591,208
Coach, Inc. †			19,000	778,810			19,000	778,810
The TJX Companies, Inc.			30,000	736,800			30,000	736,800

Total Apparel & Accessory Stores				3,046,810		1,060,008		4,106,818

Beverages - Soft Drinks 0.54%
Cott Corporation †			32,000	940,480			32,000	940,480

Total Beverages - Soft Drinks				940,480		0		940,480

Building Construction-General Contractors & Operative Builders--1.68%
Centex Corporation			17,400	940,644			17,400	940,644
Lennar Corporation Class A					21,800	1,177,854	21,800	1,177,854
Ryland Group, Inc.			9,000	799,470			9,000	799,470

Total Building Construction- General Contractors & Operative Builders				1,740,114		1,177,854		2,917,968

Business Services--21.48%
Alliance Data Systems Corporation†					111,400	3,737,470	111,400	3,737,470
Amdocs Limited†			26,000	722,540	35,600	989,324	61,600	1,711,864
Ascential Software Corporation†					72,400	1,587,008	72,400	1,587,008
Ask Jeeves Incorporated†			34,000	1,214,820	51,300	1,832,949	85,300	3,047,769
Avocent Corporation †			20,000	735,800			20,000	735,800
BEA Systems, Inc. †			38,000	484,880			38,000	484,880
Checkfree Corporation†					38,700	1,140,102	38,700	1,140,102
CNET Networks Incorporated†					123,300	1,273,689	123,300	1,273,689
Cognizant Technology Solutions Corporation †			16,000	724,000			16,000	724,000
Digital Insight Corporation†					74,100	1,535,352	74,100	1,535,352
eResearch Technology, Inc. †			24,000	673,200			24,000	673,200
GTECH Holdings Corporation					38,125	2,254,712	38,125	2,254,712
Hyperion Solutions Corporation†					29,800	1,235,210	29,800	1,235,210
Lamar Advertising Company†					26,400	1,061,808	26,400	1,061,808
Manhattan Associates Incorporated†					26,795	744,901	26,795	744,901
Manpower Incorporated					27,000	1,255,500	27,000	1,255,500
Mercury Interactive Corporation †			11,100	497,280			11,100	497,280
Netscreen Technologies, Inc. †			23,000	837,890			23,000	837,890
Monster Worldwide Incorporated†					40,000	1,048,000	40,000	1,048,000
Network Appliance, Inc. †			39,000	836,550			39,000	836,550
Pixar†					16,000	1,031,360	16,000	1,031,360
Polycom, Inc. †			72,300	1,534,929			72,300	1,534,929
Safenet Incorporated†					34,059	1,278,575	34,059	1,278,575
Symantec Corporation †			18,000	833,400			18,000	833,400
TIBCO Software, Inc. †			18,600	151,962			18,600	151,962
United Online Incorporated†					161,100	2,683,926	161,100	2,683,926
Yahoo! Incorporated†					46,900	2,278,871	46,900	2,278,871
Zebra Technologies Corporation †			15,500	1,075,235			15,500	1,075,235

Total Buisness Serivices				10,322,486		26,968,757		37,291,243

Chemicals & Allied Products--5.58%
Airgas, Inc.			16,000	340,800			16,000	340,800
Andrx Corporation†					98,132	2,669,191	98,132	2,669,191
Genzyme Corporation†					19,100	898,464	19,100	898,464
Medicines Company†					42,300	1,362,483	42,300	1,362,483
Neurocrine Biosciences Incorporated†					29,900	1,767,090	29,900	1,767,090
Pharmaceutical Resources Incorporated†					46,569	2,647,913	46,569	2,647,913

Total Chemicals & Allied Products				340,800		9,345,141		9,685,941

			Strong Advisor Mid Cap Growth Fund		WF Montgomery Mid Cap Growth Fund		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Communications--7.99%
Adtran Incorporated					60,200	1,807,806	60,200	1,807,806
American Tower Corporation Class A†					109,500	1,242,825	109,500	1,242,825
Foundry Networks Incorporated†					76,300	1,310,071	76,300	1,310,071
Nextel Partners Incorporated Class A†					122,800	1,554,648	122,800	1,554,648
NII Holdings Incorporated Class B†					69,627	2,439,034	69,627	2,439,034
NTL Incorporated†					17,000	1,010,650	17,000	1,010,650
Radio One Incorporated Class D†					72,200	1,335,700	72,200	1,335,700
Univision Communications Incorporated Class A†					57,800	1,907,978	57,800	1,907,978
XM Satellite Radio Holdings Incorporated†					45,000	1,260,000	45,000	1,260,000

Total Communications				0		13,868,712		13,868,712

Depository Institutions--0.50%
City National Corporation					14,500	868,550	14,500	868,550

Total Depository Institutions				0		868,550		868,550

Educational Services--4.80%
Apollo Group Incorporated Class A†					21,500	1,851,365	21,500	1,851,365
Career Education Corporation †			21,000	1,189,440			21,000	1,189,440
Corinthian Colleges Incorporated†			18,000	595,080	90,000	2,975,400	108,000	3,570,480
University of Phoenix Online †			19,700	1,714,294			19,700	1,714,294

Total Educational Services				3,498,814		4,826,765		8,325,579

Electronic & Other Electrical Equipment & Components, Except Computer Equipment--7.70%
Analog Devices Incorporated					21,903	1,051,563	21,903	1,051,563
Artheros Communcations †			15,400	263,494			15,400	263,494
ASML Holding NV †			36,000	659,880			36,000	659,880
ATI Technologies, Inc. †			36,000	586,800			36,000	586,800
Broadcom Corporation Class A †			16,000	626,720			16,000	626,720
Flextronics International, Ltd. †			31,000	533,820			31,000	533,820
Integrated Circuit Systems Incorporated†					70,027	1,752,776	70,027	1,752,776
Intersil Corporation Class A					69,200	1,542,468	69,200	1,542,468
KLA-Tencor Corporation †			10,300	518,605			10,300	518,605
Linear Technology Corporation					24,432	904,473	24,432	904,473
Marvell Technology Group, Ltd. †			24,000	1,081,200			24,000	1,081,200
NVIDIA Corporation †			14,000	370,860			14,000	370,860
ON Semicontcutor Corporation †			79,100	596,414			79,100	596,414
QLogic Corporation†					23,900	788,939	23,900	788,939
Silicon Laboratories, Inc. †			12,000	634,560			12,000	634,560
Varian Semiconductor Equipment Associates Incorporated†					22,782	956,844	22,782	956,844
Vishay Intertechnology, Inc. †			23,000	490,820			23,000	490,820

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment				6,363,173		6,997,063		13,360,236

Energy - Other--0.71%
Arch Coal, Inc.			22,400	703,136			22,400	703,136
Massey Energy Company			24,000	529,680			24,000	529,680

Total Energy - Other				1,232,816		0		1,232,816

Engineering, Accounting, Research Management & Related Services--0.23%
Corporate Executive Board Company					8,500	399,500	8,500	399,500

Total Engineering, Accounting, Research Management & Related Services				0		399,500		399,500

			Strong Advisor Mid Cap Growth Fund		WF Montgomery Mid Cap Growth Fund		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Fabricated Metal Products, Except Machinery & Transportation Equipment--1.55%
Crane Company					30,000	990,000	30,000	990,000
Masco Corporation					56,000	1,704,080	56,000	1,704,080

Total Fabricated Metal Products, Except Machinery & Transportation Equipment				0		2,694,080		2,694,080

Financial Services - Miscellaneous--4.71%
AmeriCredit Corporation †			71,000	1,209,130			71,000	1,209,130
Doral Financial Corporation			57,000	2,006,400			57,000	2,006,400
First Marblehead Corporation †			12,000	353,400			12,000	353,400
Instinet Group Incorporated †			72,000	507,600			72,000	507,600
Legg Mason, Inc.			21,000	1,948,380			21,000	1,948,380
T. Rowe Price Group, Inc.			17,000	915,110			17,000	915,110
Westcorp			28,000	1,233,960			28,000	1,233,960

Total Furniture & Fixtures				8,173,980		0		8,173,980

Furniture & Fixtures--0.47%
Herman Miller Incorporated					30,800	820,204	30,800	820,204

Total Furniture & Fixtures				0		820,204		820,204

Home Furniture, Furnishings & Equipment Stores--1.72%
Bed Bath & Beyond Incorporated†					25,685	1,072,606	25,685	1,072,606
Harman International Industries, Inc.			19,200	1,528,320			19,200	1,528,320
Linens ’N Things, Inc. †			11,000	389,510			11,000	389,510

Total Home Furniture, Furnishings & Equipment Stores				1,917,830		1,072,606		2,990,436

Hotels, Rooming Houses, Camps & Other Lodge Places--1.97%
Mandalay Resort Group					15,500	887,530	15,500	887,530
Station Casinos Incorporated			16,000	706,720	41,108	1,815,740	57,108	2,522,460

Total Hotels, Rooming Houses, Camps & Other Lodge Places				706,720		2,703,270		3,409,990

Industrial & Commercial Machinery & Computer Equipment--0.75%
Actuant Corporation Class A†					18,800	737,524	18,800	737,524
IDEX Corporation			13,000	565,240			13,000	565,240

Total Industrial & Commercial Machinery & Computer Equipment				565,240		737,524		1,302,764

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--3.09%
PerkinElmer Incorporated			68,600	1,419,334	100,100	2,071,069	168,700	3,490,403
Thermo Electron Corporation†					40,000	1,131,200	40,000	1,131,200
Waters Corporation †			18,000	735,120			18,000	735,120

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods				2,154,454		3,202,269		5,356,723

			Strong Advisor Mid Cap Growth Fund		WF Montgomery Mid Cap Growth Fund		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Medical - Biomedical/ Biotechnology --1.20%
Angiotech Pharmaceuticals, Inc. †			30,000	732,300			30,000	732,300
Cephalon, Inc. †			6,000	343,860			6,000	343,860
Invitrogen Corporation †			9,000	645,210			9,000	645,210
Protein Design Labs, Inc. †			15,000	357,300			15,000	357,300

Total Medical - Biomedical Biotechnology				2,078,670		0		2,078,670

Medical - Ethical Drug--0.15%
Eyetech Pharmaceuticals, Inc. †			8,100	268,920			8,100	268,920

Total Medical - Ethical Drugs				268,920		0		268,920

Medical - Generic Drugs--1.15%
Taro Pharmaceutical Industries, Ltd. †			24,500	1,420,755			24,500	1,420,755
Teva Pharmaceutical Industries, Ltd. ADR			9,000	570,690			9,000	570,690

Total Medical - Generic Drugs				1,991,445		0		1,991,445

Medical - Health Maintenance Organizations--0.47%
Aetna, Inc.			9,000	807,480			9,000	807,480

Total Medical - Health Maintenance Organizations				807,480		0		807,480

Medical - Product--0.30%
Cyberonics, Inc. †			6,000	143,760			6,000	143,760
Zimmer Holdings, Inc. †			5,000	368,900			5,000	368,900

Total Medical - Products				512,660		0		512,660

Medical - Systems/ Equipment--0.22%
VISX, Inc. †			19,600	382,592			19,600	382,592

Total Medical - Systems/ Equipment				382,592		0		382,592

Medical/Dental - Service--1.27%
Caremark Rx, Inc. †			31,000	1,030,750			31,000	1,030,750
Inveresk Research Group, Inc. †			41,500	1,179,430			41,500	1,179,430

Total Medical/Dental - Services				2,210,180		0		2,210,180

Metal Ores - Miscellaneous --0.28%
Phelps Dodge Corporation †			6,000	489,960			6,000	489,960

Total Metal Ores - Miscellaneous				489,960		0		489,960

Metal Processing & Fabrication--0.26%
Maverick Tube Corporation †			19,000	447,450			19,000	447,450

Total Processing & Fabrication				447,450		0		447,450

Miscellaneous Retail--3.93%
Marvel Enterprises Incorporated†			22,500	431,775	156,051	2,994,619	178,551	3,426,394
Michaels Stores, Inc.			12,000	583,440			12,000	583,440
P.F. Chang’s China Bistro, Inc. †			8,100	407,511			8,100	407,511
Panera Bread Company Class A †			9,000	350,280			9,000	350,280
Ruby Tuesday, Inc.			12,000	385,800			12,000	385,800
Starbucks Corporation †			44,000	1,661,000			44,000	1,661,000

Total Miscellaneous Retail				3,819,806		2,994,619		6,814,425

Motion Pictures--1.04%
Regal Entertainment Group Class A					82,000	1,802,360	82,000	1,802,360

Total Motion Pictures				0		1,802,360		1,802,360

			Strong Advisor Mid Cap Growth Fund		WF Montgomery Mid Cap Growth Fund		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Motor Freight Transportation & Warehousing--0.65%
Hunt (J.B.) Transport Services Incorporated†					40,000	1,126,800	40,000	1,126,800

Total Motor Freight Transportation & Warehousing				0		1,126,800		1,126,800

Non-Depository Credit Institutions--2.14%
Capitalsource Incorporated†					50,000	1,122,500	50,000	1,122,500
Countrywide Financial Corporation					26,966	2,586,039	26,966	2,586,039

Total Non-Depository Credit Institutions				0		3,708,539		3,708,539

Oil & Gas Extraction--4.09%
BJ Services Company †			27,000	1,168,290			27,000	1,168,290
Evergreen Resources, Inc. †			15,000	515,250			15,000	515,250
Precision Drilling Corporation			17,300	805,834			17,300	805,834
Smith International, Inc. †			27,100	1,450,121			27,100	1,450,121
Ultra Petroleum Corporation †			37,000	1,110,370			37,000	1,110,370
XTO Energy Incorporated			30,957	781,355	50,000	1,262,000	80,957	2,043,355

Total Oil & Gas Extraction				5,831,220		1,262,000		7,093,220

Petroleum Refining & Related Industries--0.65%
Murphy Oil Corporation					18,000	1,133,460	18,000	1,133,460

Total Petroleum Refining & Related Industries				0		1,133,460		1,133,460

Printing, Publishing & Allied Industries--1.10%
EW Scripps Company Class A					18,876	1,908,552	18,876	1,908,552

Total Printing, Publishing & Allied Industries				0		1,908,552		1,908,552

Security & Commodity Brokers, Dealers, Exchanges & Services--3.37%
Chicago Mercantile Exchange					14,000	1,354,360	14,000	1,354,360
E*TRADE Financial Corporation†					127,000	1,695,450	127,000	1,695,450
Instinet Group Incorporated†					182,200	1,284,510	182,200	1,284,510
Lehman Brothers Holdings Incorporated					18,175	1,506,162	18,175	1,506,162

Total Security & Commodity Brokers, Dealers, Exchanges & Services				0		5,840,482		5,840,482

Telecommunications - Fiber Optics --0.38%
Corning, Inc. †			59,000	659,620			59,000	659,620

Total Telecommunications - Fiber Optics				659,620		0		659,620

Telecommunications - Wireless Equipment --0.05%
Research in Motion, Ltd. †			1,000	93,310			1,000	93,310

Total Telecommunications - Wireless Equipment				93,310		0		93,310

Telecommunications - Wireless Services --0.68%
Mobile Telesystems Sponsored ADR			9,000	1,183,500			9,000	1,183,500

Total Telecommunications - Wireless Services				1,183,500		0		1,183,500

Transportation Equipment--1.43%
Brunswick Corporation					24,834	1,013,972	24,834	1,013,972
Cummins, Inc.			14,000	818,300			14,000	818,300
Eaton Corporation			6,000	337,140			6,000	337,140
Gentex Corporation			7,000	303,660			7,000	303,660

Total Transportation Equipment				1,459,100		1,013,972		2,473,072

			Strong Advisor Mid Cap Growth Fund		WF Montgomery Mid Cap Growth Fund		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Transportation Services--1.20%
CH Robinson Worldwide Incorporated					50,000	2,075,000	50,000	2,075,000

Total Transportation Services				0		2,075,000		2,075,000

Wholesale Trade-Durable Goods--0.69%
WW Grainger Incorporated					24,805	1,190,640	24,805	1,190,640

Total Wholesale Trade- Durable Goods				0		1,190,640		1,190,640

Total Common Stock (Cost $138,037,434)				65,841,060		103,839,765		169,680,825

Collateral for Securities Lending--26.55%
Collateral for Security Lending						45,094,995		45,094,995
Navigator Prime Portfolio (a)			977,385	977,385			977,385	977,385

Total Collateral for Securities Lending (Cost $46,072,380)				977,385		45,094,995		46,072,380

Short-Term Investments--2.08%
Mutual Fund--1.37%
Wells Fargo Money Market Trust~					2,375,338	2,375,339	2,375,338	2,375,339

Total Mutual Fund				0		2,375,339		2,375,339

Repurchase Agreements 0.71%
State Street Bank (3/31/04), 0.75%, Due 4/01/04 (Repurchase Proceeds $1,240,126); Collateralized by: United States Government & Agency Issues (a)	0.75	04/01/2004	1,240,100	1,240,100		0	1,240,100	1,240,100

Total Repurchase Agreements				1,240,100		0		1,240,100

Total Short-Term Investments (Cost $3,615,439)				1,240,100		2,375,339		3,615,439

Total Investments in Securities (Cost $187,725,253)--126.42%				68,058,545		151,310,099		219,368,644

Other Assets and Liabilities, Net---(26.42)%				(906,487)		(44,942,788)		(45,849,275)

Total Net Assets--100.0%				67,152,058		106,367,311		173,519,369

Footnote Legend
† Non-income earning securities.
~ This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee for such investments.
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)

	Target Fund	Acquiring Fund

	Strong Advisor Mid Cap Growth Fund	WF Montgomery Mid Cap Growth Fund*	Pro Forma Adjustments		Pro Forma Combined

INVESTMENTS:
In securities, at market value	$67,081,160	$103,839,765			$170,920,925
Collateral for securities loaned (Note 2)	977,385	45,094,995			46,072,380
Investments in affiliates		2,375,339			2,375,339

TOTAL INVESTMENT AT MARKET VALUE (see cost below)	68,058,545	151,310,099	0		219,368,644

Cash	25	50,000			50,025
Receivable for Fund shares issued	1,239	96,778			98,017
Receivable for investments sold	144,705	2,009,892			2,154,597
Receivables for dividends and interest	8,803	7,712			16,515
Prepaid expenses and other assets	34,570	46,005			80,575

TOTAL ASSETS	68,247,887	153,520,486	0		221,768,373

LIABILITIES
Option written at value
Payable for Fund shares redeemed	46,558	54,404			100,962
Payable for investments purchased		1,864,371			1,864,371
Payable to investment advisor and affiliates (Note 3)		108,771			108,771
Payable to the Trustees and Distributor		30,634			30,634
Payable for securities loaned (Note 2)	977,385	45,094,995			46,072,380
Accrued expenses and other liabilities	71,886				71,886
TOTAL LIABILITIES	1,095,829	47,153,175	0		48,249,004

TOTAL NET ASSETS	$67,152,058	$106,367,311	$0		$173,519,369

NET ASSETS CONSIST OF:
Paid-in capital	$167,062,406	$91,398,291			$258,460,697
Undistributed net investment income (loss)	(1,498,073)	(432,244)			(1,930,317)
Undistributed net realized gain (loss) on investments	(114,338,325)	(316,082)			(114,654,407)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	15,926,050	15,717,346			31,643,396
Net unrealized appreciation (depreciation) of options, swap agreements and short sales

TOTAL NET ASSETS	$67,152,058	$106,367,311	$0		$173,519,369

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A	$9,488,214	$98,393,680			$107,881,894
Shares outstanding - Class A	769,091	16,062,601	779,844	(2)	17,611,536
Net asset value per share - Class A	$12.34	$6.13			$6.13
Maximum offering price per share - Class A	$13.09	$6.50			$6.50 (1)
Net assets - Class B	$2,929,929	$6,990,879			$9,920,808
Shares outstanding - Class B	243,225	1,169,804	247,049	(2)	1,660,078
Net asset value and offering price per share - Class B	$12.05	$5.98			$5.98
Net assets - Class C	$713,067	$982,752			$1,695,819
Shares outstanding - Class C	59,218	164,475	60,122	(2)	283,815
Net asset value and offering price per share - Class C	$12.04	$5.98			$5.98
Net assets - Class Z	$54,020,848				$54,020,848
Shares outstanding - Class Z	4,393,955				4,393,955
Net asset value and offering price per share - Class Z	$12.29				$12.29

INVESTMENTS AT COST	$52,132,500	$135,592,753			$187,725,253

SECURITIES ON LOAN, AT MARKET VALUE	$955,344	$42,702,707			$43,658,051

(1)     Maximum offering price is calculated as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
(2)     Share adjustments based on surviving Fund’s NAV.
*     - Accounting Survivor

STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 2004 (Unaudited)

	Target Fund	Acquiring Fund

INVESTMENT INCOME	Strong Advisor Mid Cap Growth Fund	WF Montgomery Mid Cap Growth Fund*	Combined	Pro Forma Adjustments		Pro Forma Combined

Dividends	$242,698	$409,443	$652,141			$652,141
Interest	17,789	341,343	359,132			359,132
Income from affiliated securities	0	12,591	12,591			12,591
Securities lending income	3,420	28,833	32,253			32,253
Expenses allocated from affiliated Master Portfolios	0	0	0			0

TOTAL INVESTMENT INCOME	263,907	792,210	1,056,117	0		1,056,117

EXPENSES
Advisory fees	629,080	796,914	1,425,994	(62,665	)(1)	1,363,329
Administration fees
Fund Level		134,737	134,737	(43,848	)(1)	90,889
Class A	31,405	132,067	163,472	122,804	(1)	286,276
Class B	8,729	8,609	17,338	6,714	(1)	24,052
Class C	2,649	1,114	3,763	648	(1)	4,411
Class Z	0	0	0	312,168	(1)	312,168
Investor Class	208,387		208,387	(208,387	)(1)	0
Transfer Agency Fees		0
Class A	21,133	0	21,133	(21,133	)(1)	0
Class B	6,225	0	6,225	(6,225	)(1)	0
Class C	1,868	0	1,868	(1,868	)(1)	0
Investor Class	365,344	0	365,344	(365,344	)(1)	0
Custody fees	12,400	12,604	25,004	(11,351	)(1)	36,355
Shareholder servicing fees	0	198,689	198,689	(198,689	)(1)	0
Class A	0	0	0	255,603	)(1)	255,603
Class B	0		0	21,475	(1)	21,475
Class C	0		0	3,938	(1)	3,938
Class Z	0		0	173,426	(1)	173,426
Accounting fees	0	1,216	1,216	47,345	(1)	48,561
Distribution fees
Class A	26,171	0	26,171	(26,171	)(1)	0
Class B	29,097	34,548	63,645	780	(1)	64,425
Class C	8,829	4,213	13,042	(1,227	)(1)	11,815
Class Z	0	0	0	0		0
Investor Class	0	0	0	0		0
Audit fees	17,761	3,450	21,211	(10,211	)(1)	11,000
Legal fees	9,137	763	9,900	(7,800	)(1)	2,100
Registration fees	48,582	152	48,734	(8,734	)(1)	40,000
Shareholder reports	88,187	0	88,187	(28,974	)(1)	59,213
Transfer Agent Banking Charges	3,259	0	3,259	(3,259	)(1)	0
Brokerage Fees	780	0	780	(780	)(1)	0
Trustees’ fees	2,277	1,415	3,692	3,095	(1)	6,787
Other fees and expenses	10,136	486	10,622	(7,294	)(1)	3,328

TOTAL EXPENSES	1,531,436	1,330,977	2,862,413	(43,261)		2,819,152

LESS:
Waived fees and reimbursed expenses (Note 3)	(27,800)	0	(27,800)	(52,301	)(1)	(80,101)
Direct Brokerage	(50,065)	0	(50,065)	50,065	(1)	0
Earning Credits	(145)	0	(145)	145	(1)	0
Net expenses	1,453,426	1,330,977	2,784,403	(45,352)		2,739,052

NET INVESTMENT INCOME (LOSS)	(1,189,519)	(538,767)	(1,728,286)	45,352		(1,682,935)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
Securities, foreign currencies and foreign currency translation	16,446,936	26,819,832	43,266,768			29,744,659
Futures transaction	946,844	0	946,844			946,844
Options, swap agreements and short sale transactions	(41,767)	0	(41,767)			(41,767)
Securities transactions allocated from Master Portfolios	0	0	0			0
Futures transactions allocated from Master Portfolios	0	0	0			0
NET REALIZED GAIN (LOSS) FROM INVESTMENTS	17,352,013	26,819,832	44,171,845	0	44,171,845
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
Securities, foreign currencies and foreign currency translation	12,438,587	6,196,353	18,634,940		18,634,940
Forward foreign currency contracts	0	0	0		0
Options, swap agreements and short sale transactions	0	0	0		0
Securities transactions allocated from Master Portfolios	0	0	0		0
Forwards, futures, options, swaps and short sales allocated from Master Portfolios	0	0	0		0
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	12,438,587	6,196,353	18,634,940	0	18,634,940
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	29,790,600	33,016,185	62,806,785	0	62,806,785
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,601,081	$32,477,418	$61,078,499	$45,352	$62,123,850

(1) To adjust expenses to reflect the Combined Fund’s estimated fees and expenses, based on contractual rates or elimination of duplicative services.
* - Accounting Survivor

PRO FORMA SCHEDULE OF INVESTMENTS

March 31, 2004 (Unaudited)

				Strong US Emerging Growth Fund			Strong Advisor US Small/Mid Growth Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	cusip	Shares or Principal Amount	Value

Common Stock--98.98%
Amusement & Recreation Services--1.45%
Multimedia Games Incorporated†
WMS Industries Incorporated†

Total Amusement & Recreation Services					0			0

Apparel & Accessory Stores--0.54%
Too Incorporated†

Total Apparel & Accessory Stores					0			0

Automotive Dealers & Gasoline Service Stations--0.65%
CSK Auto Corporation†

Total Automotive Dealers & Gasoline Service Stations					0			0

Building Construction-General Contractors & Operative Builders--0.00%
Levitt Corporation FL Class A†

Total Building Construction-General Contractors & Operative Builders					0			0

Building - Resident/Commercial 0.02%
Meritage Corporation †			59001A102			59001A102	1,200	89,100

Total Building - Residential/Commercial				0				89,100

Business Services--27.67%
Activision Incorporated†
Administaff Incorporated†
Akamai Technologies Incorporated†			00971T101	71,130	934,648
Alliance Data Systems Corporation†
Anteon International Corporation†
Aquantive Incorporated†			03839G105	107,970	1,036,512	03839G105	9,610	92,256
Arbitron Incorporated†
Ascential Software Corporation†
Ask Jeeves Incorporated†			045174109	31,615	1,129,604	045174109	1,970	70,388
Autobytel Incorporated†
Blue Coat Systems, Inc. †			09534T508	17,730	949,973	09534T508	2,180	116,804
Chordiant Software Incorporated†
CNET Networks Incorporated†
Cognizant Technology Solutions Corporation †			192446102	31,155	1,409,764	192446102	1,725	78,056
Digital Insight Corporation†
EPIX Medical, Inc. †			26881Q101			26881Q101	4,470	92,753
eResearch Technology, Inc. †			29481V108	93,245	2,615,522	29481V108	4,602	129,086
Getty Images, Inc. †			374276103	19,340	1,043,973	64110L106
GTECH Holdings Corporation
Hyperion Solutions Corporation†
iPass, Inc. †			46261V108	128,125	1,400,406	46261V108	4,415	48,256
iPayment, Inc. †			46262E109	32,520	1,081,615
iVillage Incorporated†
MTC Technologies, Inc. †			55377A106	41,025	1,030,138
Magma Design Automation †			559181102	89,425	1,869,877	559181102	2,745	57,398
Manhattan Associates Incorporated†
Netflix, Inc. †			64110L106	42,755	1,458,801		2,725	92,977
Open Solutions Incorporated†
Packeteer, Inc. †			695210104			695210104	6,155	81,246
Quest Software Incorporated†
Safenet Incorporated†
Sonic Solutions †			835460106	54,520	1,033,699	835460106	4,500	85,320
Supportsoft Incorporated†
Tibco Software Incorporated†
TNS Incorporated†
Transaction Systems Architects Incorporated Class A†
United Online Incorporated†			911268100	111,700	1,860,922	911268100	3,295	54,895

Total Business Services					18,855,454			999,435

Chemicals & Allied Products--10.60%
American Pharmaceutical Partners, Inc. †			02886P109	76,187	3,576,218	02886P109	3,900	183,066
Andrx Corporation†			034553107	39,785	1,082,152
Angiotech Pharmaceuticals Incorporated†
Dendreon Corporation†
Inspire Pharmaceuticals Incorporated†
Martek Biosciences Corporation †			572901106	22,660	1,291,620	572901106	1,350	76,950
Medicines Company†
Nektar Therapeutics†
Neurocrine Biosciences Incorporated†
NPS Pharmaceuticals Incorporated
Pharmaceutical Resources Incorporated†
Pozen, Inc. †			73941U102	62,180	859,328	73941U102	5,130	70,897
Salix Pharmaceuticals, Ltd. †			795435106			795435106	4,955	143,794
Vicuron Pharmaceuticals Incorporated†

Total Chemicals & Allied Products					6,809,318			474,707

Communications--6.29%
@Road, Inc. †			04648K105	72,775	892,949
Alamosa Holdings, Inc. †			011589108	207,620	1,212,501	011589108	20,670	120,713
Cumulus Media Incorporated Class A†
Global Payments Incorporated
LCC International, Inc. Class A †			501810105	200,375	1,202,250
Nextel Communications, Inc. Class A †			65332V103			65332V103	3,240	80,125
Nextel Partners Incorporated Class A†			65333F107	82,255	1,041,348
NII Holdings Incorporated Class B†
Radio One Incorporated Class D†

Total Communications					4,349,048			200,838

Construction Special Trade Contractors--0.45%
Dycom Industries Incorporated†

Total Construction Special Trade Contractors					0			0

Depository Institutions--1.00%
Investors Financial Services Corporation			461915100	62,810	2,595,309	461915100	2,815	116,316
Ocwen Financial Corporation†

Total Depository Institutions					2,595,309			116,316

Educational Services--4.89%
Career Education Corporation †			141665109	42,155	2,387,659	141665109	3,742	211,946
Corinthian Colleges Incorporated†			218868107	106,090	3,507,335	218868107	5,670	187,450
Learning Tree International Incorporated†
Sylvan Learning Systems Incorporated†
University of Phoenix Online †			037604204	23,920	2,081,518	037604204	715	62,219

Total Educational Services					7,976,512			461,615

Electronic & Other Electrical Equipment & Components, Except Computer Equipment--10.53%
Artisan Components Incorporated†
Cognex Corporation			192422103			192422103	1,975	65,669
Conexant Systems Incorporated†
Cree, Inc. †			225447101	85,460	1,905,758	225447101	2,505	55,862
Cymer, Inc. †			232572107			232572107	1,675	64,672
DSP Group, Inc. †			23332B106	53,505	1,376,684	23332B106	3,295	84,780
ESS Technology, Inc. †			269151106			269151106	6,805	99,761
Graftech International Limited†
Integrated Circuit Systems Incorporated†
Integrated Device Technology Incorporated†
Integrated Silicon Solution, Inc. †			45812P107	62,135	1,102,275	45812P107	8,555	151,766
Lexar Media, Inc. †			52886P104	135,410	2,242,390	52886P104	7,035	116,500
NMS Communications Corporation†
OmniVision Technologies, Inc. †			682128103	90,865	2,481,523	682128103	3,710	101,320
Rudolph Technologies, Inc. †			781270103	50,880	952,982	781270103	4,180	78,291
SanDisk Corporation †			80004C101	57,575	1,633,403	80004C101	4,340	123,126
Silicon Laboratories, Inc. †			826919102	48,900	2,585,832	826919102	2,135	112,899
Trident Microsystems, Inc. †			895919108	182,747	2,914,815	895919108	7,892	125,877
TTM Technologies, Inc. †			87305R109			87305R109	3,900	48,048
Universal Display Corporation†
Varian Semiconductor Equipment Associates Incorporated†

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment					17,195,662			1,228,571

Engineering, Accounting, Research Management & Related Services--5.23%
CDI Corporation
Ciphergen Biosystems, Inc. †			17252Y104			17252Y104	7,530	62,725
Corporate Executive Board Company			21988R102	19,335	908,745	22160N109
CoStar Group, Inc. †			22160N109	24,025	886,282		2,255	83,187
Kroll Incorporated†
LECG Corporation†
Navigant Consulting Incorporated†
Resources Connection Incorporated†

Total Engineering, Accounting, Research Management & Related Services					1,795,027			145,912

Fabricated Metal Products, Except Machinery & Transportation Equipment--0.67%
Crane Company

Total Fabricated Metal Products, Except Machinery & Transportation Equipment					0			0

Furniture & Fixtures--0.57% Herman Miller Incorporated					0			0

				WF Small Cap Growth Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value

Common Stock--98.98%
Amusement & Recreation Services--1.45%
Multimedia Games Incorporated†			625453105	81,100	2,006,414
WMS Industries Incorporated†			929297109	41,700	1,292,700

Total Amusement & Recreation Services					3,299,114

Apparel & Accessory Stores--0.54%
Too Incorporated†			890333107	58,800	1,231,860

Total Apparel & Accessory Stores					1,231,860

Automotive Dealers & Gasoline Service Stations--0.65%
CSK Auto Corporation†			125965103	73,531	1,331,646

Total Automotive Dealers & Gasoline Service Stations					1,331,646

Building Construction-General Contractors & Operative Builders--0.00%
Levitt Corporation FL Class A†			52742P108	43	1,054

Total Building Construction-General Contractors & Operative Builders					1,054

Building - Resident/Commercial 0.02%
Meritage Corporation †

Total Building - Residential/Commercial					0

Business Services--27.67%
Activision Incorporated†			004930202	47,184	746,451
Administaff Incorporated†			007094105	129,200	2,251,956
Akamai Technologies Incorporated†			00971T101	73,100	960,534
Alliance Data Systems Corporation†			818581108	179,600	6,025,580
Anteon International Corporation†			837415108	40,500	1,170,045
Aquantive Incorporated†			03839G105	174,400	1,674,240
Arbitron Incorporated†			03875Q108	41,341	1,664,389
Ascential Software Corporation†			04362P207	97,500	2,137,200
Ask Jeeves Incorporated†			045174109	80,500	2,876,265
Autobytel Incorporated†			05275N106	174,525	2,303,730
Blue Coat Systems, Inc. †
Chordiant Software Incorporated†			170404107	182,300	955,252
CNET Networks Incorporated†			12613R104	193,408	1,997,905
Cognizant Technology Solutions Corporation †
Digital Insight Corporation†			25385P106	118,500	2,455,320
EPIX Medical, Inc. †
eResearch Technology, Inc. †
Getty Images, Inc. †
GTECH Holdings Corporation			400,518,106	58,356	3,451,174
Hyperion Solutions Corporation†			44,914,M04	46,700	1,935,715
iPass, Inc. †
iPayment, Inc. †
iVillage Incorporated†			46588H105	180,200	1,239,776
MTC Technologies, Inc. †
Magma Design Automation †
Manhattan Associates Incorporated†			562750109	55,900	1,554,020
Netflix, Inc. †
Open Solutions Incorporated†			68371P102	60,400	1,333,632
Packeteer, Inc. †
Quest Software Incorporated†			74834T103	100,517	1,643,453
Safenet Incorporated†			78645R107	52,822	1,982,938
Sonic Solutions †
Supportsoft Incorporated†			868587106	185,400	2,041,254
Tibco Software Incorporated†			88632Q103	173,200	1,415,044
TNS Incorporated†			872960109	43,030	824,024
Transaction Systems Architects Incorporated Class A†			893416107	106,902	2,473,712
United Online Incorporated†			911268100	252,750	4,210,815

Total Business Services					51,324,424

Chemicals & Allied Products--10.60%
American Pharmaceutical Partners, Inc. †
Andrx Corporation†			034553107	151,924	4,132,333
Angiotech Pharmaceuticals Incorporated†			034918102	034918102	1,630,588
Dendreon Corporation†			24823Q107	24823Q107	1,017,450
Inspire Pharmaceuticals Incorporated†			457733103	457733103	1,569,350
Martek Biosciences Corporation †
Medicines Company†			584688105	584688103	2,138,744
Nektar Therapeutics†			640268108	640268108	1,035,840
Neurocrine Biosciences Incorporated†			64125C109	64125C109	2,671,320
NPS Pharmaceuticals Incorporated			62936P103	62936P103
Pharmaceutical Resources Incorporated†				72,800	4,139,408
Pozen, Inc. †			717125108
Salix Pharmaceuticals, Ltd. †			926471103
Vicuron Pharmaceuticals Incorporated†				35,833	815,201

Total Chemicals & Allied Products					19,150,234

Communications--6.29%
@Road, Inc. †
Alamosa Holdings, Inc. †
Cumulus Media Incorporated Class A†			231082108	107,911	2,157,141
Global Payments Incorporated			37940X102	12,800	577,024
LCC International, Inc. Class A †
Nextel Communications, Inc. Class A †
Nextel Partners Incorporated Class A†			65333F107	157,127	1,989,228
NII Holdings Incorporated Class B†			62913F201	62913F201	3,823,174
Radio One Incorporated Class D†			75040P405	75040P405	3,009,950

Total Communications					11,556,517

Construction Special Trade Contractors--0.45%
Dycom Industries Incorporated†			267475101	267475101	1,023,672

Total Construction Special Trade Contractors					1,023,672

Depository Institutions--1.00%
Investors Financial Services Corporation
Ocwen Financial Corporation†			675746101	64,900	627,583

Total Depository Institutions					627,583

Educational Services--4.89%
Career Education Corporation †
Corinthian Colleges Incorporated†			218868107	44,000	1,454,640
Learning Tree International Incorporated†			522015106	48,000	762,720
Sylvan Learning Systems Incorporated†			871399101	102,600	3,602,286
University of Phoenix Online †			037604204

Total Educational Services					5,819,646

Electronic & Other Electrical Equipment & Components, Except Computer Equipment--10.53%
Artisan Components Incorporated†				129,373	2,883,724
Cognex Corporation			192422103
Conexant Systems Incorporated†				156,200	962,192
Cree, Inc. †			225447101
Cymer, Inc. †			232572107
DSP Group, Inc. †			23332B106
ESS Technology, Inc. †			269151106
Graftech International Limited†				132,500	1,980,875
Integrated Circuit Systems Incorporated†				78,172	1,956,645
Integrated Device Technology Incorporated†				149,079	2,236,185
Integrated Silicon Solution, Inc. †			45812P107
Lexar Media, Inc. †			52886P104
NMS Communications Corporation†				67,700	484,732
OmniVision Technologies, Inc. †			682128103
Rudolph Technologies, Inc. †			781270103
SanDisk Corporation †			80004C101
Silicon Laboratories, Inc. †			826919102
Trident Microsystems, Inc. †			895919108
TTM Technologies, Inc. †			87305R109
Universal Display Corporation†				63,900	819,837
Varian Semiconductor Equipment Associates Incorporated†				35,711	1,499,862

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment					12,824,052

Engineering, Accounting, Research Management & Related Services--5.23%
CDI Corporation				7,401	238,904
Ciphergen Biosystems, Inc. †			17252Y104
Corporate Executive Board Company			21988R102	16,200	761,400
CoStar Group, Inc. †			22160N109
Kroll Incorporated†				184,015	4,940,803
LECG Corporation†				43,702	850,004
Navigant Consulting Incorporated†				105,101	2,126,193
Resources Connection Incorporated†				41,207	1,818,012

Total Engineering, Accounting, Research Management & Related Services					10,735,316

Fabricated Metal Products, Except Machinery & Transportation Equipment--0.67%
Crane Company				46,500	1,534,500

Total Fabricated Metal Products, Except Machinery & Transportation Equipment					1,534,500

Furniture & Fixtures--0.57%
Herman Miller Incorporated				48,400	1,288,892

				WF Montgomery Small Cap Fund		Pro Forma Combined

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Common Stock--98.98%
Amusement & Recreation Services--1.45%
Multimedia Games Incorporated†			625453105	51,100	1,264,214	132,200	3,270,628
WMS Industries Incorporated†			929297109	27,400	849,400	69,100	2,142,100

Total Amusement & Recreation Services					2,113,614		5,412,728

Apparel & Accessory Stores--0.54%
Too Incorporated†			890333107	37,700	789,815	96,500	2,021,675

Total Apparel & Accessory Stores					789,815		2,021,675%

Automotive Dealers & Gasoline Service Stations--0.65%
CSK Auto Corporation†			125965103	59,900	1,084,789		133,431

Total Automotive Dealers & Gasoline Service Stations					1,084,789		2,416,435

Building Construction-General Contractors & Operative Builders--0.00%
Levitt Corporation FL Class A†						43	1,054

Total Building Construction-General Contractors & Operative Builders					0		1,054

Building - Resident/Commercial 0.02%
Meritage Corporation †						1,200	89,100

Total Building - Residential/Commercial					0		89,100

Business Services--27.67%
Activision Incorporated†			004930202	30,259	478,697	77,443	1,225,148
Administaff Incorporated†			007094105	81,400	1,418,802	210,600	3,670,758
Akamai Technologies Incorporated†			00971T101	45,200	593,928	189,430	2,489,110
Alliance Data Systems Corporation†			018581108	110,632	3,711,703	290,232	9,737,283
Anteon International Corporation†			03674E108	25,100	725,139	65,600	1,895,184
Aquantive Incorporated†			03839G105	110,000	1,056,000	401,980	3,859,008
Arbitron Incorporated†			03875Q108	26,542	1,068,581	67,883	2,732,970
Ascential Software Corporation†			04362P207	61,500	1,348,080	159,000	3,485,280
Ask Jeeves Incorporated†			045174109	51,700	1,847,241	165,785	5,923,498
Autobytel Incorporated†			05275N106	77,641	1,024,861	252,166	3,328,591
Blue Coat Systems, Inc. †						19,910	1,066,777
Chordiant Software Incorporated†			170404107	115,700	606,268	298,000	1,561,520
CNET Networks Incorporated†			12613R104	124,193	1,282,914	317,601	3,280,819
Cognizant Technology Solutions Corporation †						32,880	1,487,820
Digital Insight Corporation†			25385P106	73,500	1,522,920	192,000	3,978,240
EPIX Medical, Inc. †						4,470	92,753
eResearch Technology, Inc. †						97,847	2,744,608
Getty Images, Inc. †						19,340	1,043,973
GTECH Holdings Corporation			400518106	37,036	2,190,309	95,392	5,641,483
Hyperion Solutions Corporation†			44914M104	29,400	1,218,630	76,100	3,154,345
iPass, Inc. †						132,540	1,448,662
iPayment, Inc. †						32,520	1,081,615
iVillage Incorporated†			46588H105	114,500	787,760	294,700	2,027,536
MTC Technologies, Inc. †						41,025	1,030,138
Magma Design Automation †						92,170	1,927,275
Manhattan Associates Incorporated†			562750109	35,300	981,340	91,200	2,535,360
Netflix, Inc. †						45,480	1,551,778
Open Solutions Incorporated†			68371P102	38,100	841,248	98,500	2,174,880
Packeteer, Inc. †						6,155	81,246
Quest Software Incorporated†			74834T103	62,816	1,027,042	163,333	2,670,495
Safenet Incorporated†			78645R107	33,615	1,261,907	86,437	3,244,845
Sonic Solutions †						59,020	1,119,019
Supportsoft Incorporated†			868587106	117,000	1,288,170	302,400	3,329,424
Tibco Software Incorporated†			88632Q103	110,400	901,968	283,600	2,317,012
TNS Incorporated†			872960109	27,494	526,510	70,524	1,350,534
Transaction Systems Architects Incorporated Class A†			893416107	68,440	1,583,702	175,342	4,057,414
United Online Incorporated†			911268100	160,900	2,680,594	528,645	8,807,226

Total Business Services					31,974,314		103,153,627

Chemicals & Allied Products--10.60%
American Pharmaceutical Partners, Inc. †						80,087	3,759,284
Andrx Corporation†			034553107	97,500	2,652,000	289,209	7,866,485
Angiotech Pharmaceuticals Incorporated†			034918102	42,500	1,037,425	109,300	2,668,013
Dendreon Corporation†			24823Q107	49,100	653,030	125,600	1,670,480
Inspire Pharmaceuticals Incorporated†			457733103	78,235	1,007,667	200,079	2,577,017
Martek Biosciences Corporation †						24,010	1,368,570
Medicines Company†			584688105	41,900	1,349,599	108,300	3,488,343
Nektar Therapeutics†			640268108	30,800	664,664	78,800	1,700,504
Neurocrine Biosciences Incorporated†			64125C109	28,600	1,690,260	73,800	4,361,580
NPS Pharmaceuticals Incorporated			62936P103	31,700	905,035	31,700	905,035
Pharmaceutical Resources Incorporated†			717125108	45,727	2,600,037	118,527	6,739,445
Pozen, Inc. †						67,310	930,225
Salix Pharmaceuticals, Ltd. †						4,955	143,794
Vicuron Pharmaceuticals Incorporated†			926471103	21,967	499,749	57,800	1,314,950

Total Chemicals & Allied Products					13,059,466		39,493,725

Communications--6.29%
@Road, Inc. †						72,775	892,949
Alamosa Holdings, Inc. †						228,290	1,333,214
Cumulus Media Incorporated Class A†			231082108	67,870	1,356,721	175,781	3,513,862
Global Payments Incorporated			37940X102	8,100	365,148	20,900	942,172
LCC International, Inc. Class A †						200,375	1,202,250
Nextel Communications, Inc. Class A †						3,240	80,125
Nextel Partners Incorporated Class A†			65333F107	100,062	1,266,785	339,444	4,297,361
NII Holdings Incorporated Class B†			62913F201	68,820	2,410,765	177,960	6,233,939
Radio One Incorporated Class D†			75040P405	103,800	1,920,300	266,500	4,930,250

Total Communications					7,319,719		23,426,122%

Construction Special Trade Contractors--0.45%
Dycom Industries Incorporated†			267475101	24,800	657,696	63,400	1,681,368

Total Construction Special Trade Contractors					657,696		1,681,368

Depository Institutions--1.00%
Investors Financial Services Corporation						65,625	2,711,625
Ocwen Financial Corporation†			675746101	40,800	394,536	105,700	1,022,119

Total Depository Institutions					394,536		3,733,744

Educational Services--4.89%
Career Education Corporation †						45,897	2,599,605
Corinthian Colleges Incorporated†			218868107	55,600	1,838,136	211,360	6,987,561
Learning Tree International Incorporated†			522015106	27,400	435,386	75,400	1,198,106
Sylvan Learning Systems Incorporated†			871399101	47,600	1,671,236	150,200	5,273,522
University of Phoenix Online †						24,635	2,143,737

Total Educational Services						3,944,758	18,202,531

Electronic & Other Electrical Equipment & Components, Except Computer Equipment--10.53%
Artisan Components Incorporated†			042923102	75,268	1,677,724	204,641	4,561,448
Cognex Corporation						1,975	65,669
Conexant Systems Incorporated†			207142100	98,200	604,912	254,400	1,567,104
Cree, Inc. †						87,965	1,961,620
Cymer, Inc. †						1,675	64,672
DSP Group, Inc. †						56,800	1,461,464
ESS Technology, Inc. †						6,805	99,761
Graftech International Limited†			384313102	84,000	1,255,800	216,500	3,236,675
Integrated Circuit Systems Incorporated†			45811K208	48,343	1,210,025	126,515	3,166,670
Integrated Device Technology Incorporated†			458118106	95,492	1,432,380	244,571	3,668,565
Integrated Silicon Solution, Inc. †						70,690	1,254,041
Lexar Media, Inc. †						142,445	2,358,890
NMS Communications Corporation†			629248105	43,400	310,744	111,100	795,476
OmniVision Technologies, Inc. †						94,575	2,582,843
Rudolph Technologies, Inc. †						55,060	1,031,273
SanDisk Corporation †						61,915	1,756,529
Silicon Laboratories, Inc. †						51,035	2,698,731
Trident Microsystems, Inc. †						190,639	3,040,692
TTM Technologies, Inc. †						3,900	48,048
Universal Display Corporation†			91347P105	41,500	532,445	105,400	1,352,282
Varian Semiconductor Equipment Associates Incorporated†			922207105	22,521	945,882	58,232	2,445,744

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment					7,969,912		39,218,197%

Engineering, Accounting, Research Management & Related Services--5.23%
CDI Corporation			125071100	4,791	154,653	12,192	393,557
Ciphergen Biosystems, Inc. †						7,530	62,725
Corporate Executive Board Company			21988R102	10,300	484,100	45,835	2,154,245
CoStar Group, Inc. †						26,280	969,469
Kroll Incorporated†			501049100	116,643	3,131,865	300,658	8,072,668
LECG Corporation†			523234102	27,007	525,286	70,709	1,375,290
Navigant Consulting Incorporated†			63935N107	67,417	1,363,846	172,518	3,490,039
Resources Connection Incorporated†			76122Q105	26,436	1,166,330	67,643	2,984,342

Total Engineering, Accounting, Research Management & Related Services					6,826,080		19,502,335%

Fabricated Metal Products, Except Machinery & Transportation Equipment--0.67%
Crane Company			224399105	29,600	976,800	76,100	2,511,300

Total Fabricated Metal Products, Except Machinery & Transportation Equipment					976,800		2,511,300%

Furniture & Fixtures--0.57%
Herman Miller Incorporated			600544100	31,100	828,193	79,500	2,117,085

1

				Strong US Emerging Growth Fund			Strong Advisor US Small/Mid Growth Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	cusip	Shares or Principal Amount	Value

Total Furniture & Fixtures					0			0

Health Services--2.70%
American Healthways, Inc. †			02649V104	95,570	2,333,819	02649V104	6,770	165,323
AmSurg Corporation †			03232P405	42,712	969,990
Covance Incorporated†
LCA-Vision, Inc. †			501803308			501803308	2,280	53,512
Select Medical Corporation
VistaCare, Inc. Class A †			92839Y109	35,215	951,509	92839Y109	2,175	58,769

Total Health Services					4,255,318			277,604

Holding & Other Investment Offices--0.53%
Affiliated Managers Group Incorporated†

Total Holding & Other Investment Offices					0			0

Hotels, Rooming Houses, Camps & Other Lodge Places--1.50%
Boyd Gaming Corporation
Station Casinos Incorporated

Total Hotels, Rooming Houses, Camps & Other Lodge Places					0			0

Industrial & Commercial Machinery & Computer Equipment--1.46%
Actuant Corporation Class A†
Gardner Denver Incorporated†
Joy Global, Inc.			481165108	51,345	1,441,254	481165108	4,340	121,823

Total Industrial & Commercial Machinery & Computer Equipment					1,441,254			121,823

Insurance Carriers--1.50%
Centene Corporation†
ProAssurance Corporation †			74267C106	24,715	865,025	74267C106	2,520	88,200
Scottish Re Group Limited

Total Insurance Carriers					865,025			88,200

Leisure - Gaming/Equipment 0.33%
Shuffle Master, Inc. †			825549108	26,070	1,211,994

Total Leisure - Gaming/Equipment					1,211,994			0

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--1.95%
Advanced Neuromodulation Systems, Inc. †			00757T101	24,365	879,333
Align Technology, Inc. †			016255101	48,050	913,431
I-Flow Corporation †			449520303			449520303	4,110	57,869
PerkinElmer Incorporated

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods					1,792,764			57,869

Miscellaneous Retail--5.13%
Chicago Pizza & Brewery, Inc. †			167889104			167889104	5,800	75,806
Chicos FAS, Inc. †			168615102	34,774	1,613,514	441339108	2,120	56,074
Dick's Sporting Goods, Inc. †			253393102	16,100	936,054	253393102	995	57,849
Fred's, Inc.			356108100	44,870	1,088,995
Hibbett Sporting Goods, Inc. †			428565105			428565105	1,535	58,545
Hot Topic, Inc. †			441339108	76,400	2,020,780	694873100	2,692	66,062
Marvel Enterprises Incorporated†
P.F. Chang's China Bistro, Inc. †			69333Y108	43,685	2,197,792	69333Y108	1,060	53,329
Select Comfort Corporation †			81616X103	32,780	904,400
Sharper Image Corporation †			820013100	32,460	1,057,547	820013100	2,345	76,400
Urban Outfitters, Inc. †			917047102	22,270	1,070,296	917047102	2,705	130,002

Total Miscellaneous Retail					10,889,378			574,067

Motion Pictures--0.58%
Macrovision Corporation†

Total Motion Pictures					0			0

Motor Freight Transportation & Warehousing-- 1.16%
Sirva Incorporated†

Total Motor Freight Transportation & Warehousing					0			0

Non-Depository Credit Institutions--1.21%
WFS Financial, Inc. †			92923B106	42,135	1,825,288	911301109	4,860	77,711
Westcorp

Total Non-Depository Credit Institutions					1,825,288			77,711

Oil & Gas Extraction--1.70%
Evergreen Resources, Inc. †			299900308	84,975	2,918,891	299900308	4,340	149,079
Oceaneering International, Inc. †			675232102	26,820	816,669
Patina Oil & Gas Corporation
Penn Virginia Corporation			707882106			707882106	3,100	187,860
Tom Brown, Inc. †			115660201			115660201	1,585	59,596

Total Oil & Gas Extraction					3,735,560			396,535

Printing, Publishing & Allied Industries--0.47%
Harte-Hanks Incorporated

Total Printing, Publishing & Allied Industries					0			0

Railroad Transportation--0.65%
Genesee & Wyoming Incorporated†

Total Railroad Transportation					0			0

Security & Commodity Brokers, Dealers, Exchanges & Services--2.29%
Instinet Group Incorporated†
Jefferies Group Incorporated
Knight Trading Group Incorporated†

Total Security & Commodity Brokers, Dealers, Exchanges & Services					0			0

Transportation Services--2.85%
C.H. Robinson Worldwide, Inc.			12541W100	36,975	1,534,463
J.B. Hunt Transport Services, Inc.			445658107	104,660	2,948,272	445658107	3,350	94,370
JLG Industries, Inc.			466210101	98,065	1,402,330	001963107	2,625	79,800
Knight Transportation, Inc. A315			499064103	60,115	1,441,558
Pacer International Incorporated†

Total Transportation Services					7,326,623			174,170

Wholesale Trade Non-Durable Goods--0.34%
Priority Healthcare Corporation Class B†

Total Wholesale Trade Non-Durable Goods					0			0

Wholesale Trade-Durable Goods--2.07%
Hughes Supply Incorporated
Insight Enterprises Incorporated†
PSS World Medical Incorporated†
Tractor Supply Company †			892356106			892356106	3,850	149,072

Total Wholesale Trade-Durable Goods					0			149,072

Total Common Stock (Cost $304,262,543)					92,919,534			5,633,545

Collateral for Securities Lending--22.19%
Collateral for Security Lending

Total Collateral for Securities Lending (Cost $82,682,568)					0			0

Warrants--0.0%
Imperial Credit Industry † (a)
Timco Aviation Services Incorporated &&&(a)

Total Warrants (Cost $0)					0			0

Corporate Bonds & Notes--0.0%
Wholesale Trade-Durable Goods--0.0%
Timco Aviation Services Incorporated	8.00	01/02/2007

Total Wholesale Trade-Durable Goods					0			0

Total Corporate Bonds & Notes (Cost $0)					0			0

Short-Term Investments--1.18%
Mutual Fund--1.10%
Wells Fargo Money Market Trust~

Total Mutual Fund					0			0

Repurchase Agreements - 0.08%
State Street Bank (Dated 3/31/04), 0.75%, Due 4/01/04 (Repurchase proceeds $90,402); Collateralized by: United States Government & Agency Issues	0.75	04/01/2004		90,400	90,400		200,300	200,300

Total Repurchase Agreements					90,400			200,300

				WF Small Cap Growth Fund			WF Montgomery Small Cap Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	cusip	Shares or Principal Amount	Value

Total Furniture & Fixtures					1,288,892			828,193

Health Services--2.70%
American Healthways, Inc. †
AmSurg Corporation †
Covance Incorporated†			222816100	56,500	1,945,860	222816100	36,000	1,239,840
LCA-Vision, Inc. †
Select Medical Corporation			816196109	85,200	1,422,840	816196109	54,500	910,150
VistaCare, Inc. Class A †

Total Health Services					3,368,700			2,149,990

Holding & Other Investment Offices--0.53%
Affiliated Managers Group Incorporated†			008252108	22,050	1,203,489	008252108	13,950	761,391

Total Holding & Other Investment Offices					1,203,489			761,391

Hotels, Rooming Houses, Camps & Other Lodge Places--1.50%
Boyd Gaming Corporation			103304101	29,600	677,544	103304101	18,700	428,043
Station Casinos Incorporated			857689103	61,617	2,721,623	857689103	40,100	1,771,217

Total Hotels, Rooming Houses, Camps & Other Lodge Places					3,399,167			2,199,260

Industrial & Commercial Machinery & Computer Equipment--1.46%
Actuant Corporation Class A†			00508X203	29,100	1,141,593	00508X203	18,600	729,678
Gardner Denver Incorporated†			365558105	44,500	1,205,060	365558105	29,200	790,736
Joy Global, Inc.

Total Industrial & Commercial Machinery & Computer Equipment					2,346,653			1,520,414

Insurance Carriers--1.50%
Centene Corporation†			15135B101	55,513	1,698,142	15135B101	34,984	1,070,160
ProAssurance Corporation †
Scottish Re Group Limited			G7885T104	48,367	1,169,998	G7885T104	29,378	710,654

Total Insurance Carriers					2,868,140			1,780,814

Leisure - Gaming/Equipment 0.33%
Shuffle Master, Inc. †
Total Leisure - Gaming/Equipment					0			0

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--1.95%
Advanced Neuromodulation Systems, Inc. †
Align Technology, Inc. †
I-Flow Corporation †
PerkinElmer Incorporated			714046109	162,000	3,351,780	714046109	99,500	2,058,655

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods					3,351,780			2,058,655

Miscellaneous Retail--5.13%
Chicago Pizza & Brewery, Inc. †
Chicos FAS, Inc. †
Dick's Sporting Goods, Inc. †
Fred's, Inc.
Hibbett Sporting Goods, Inc. †
Hot Topic, Inc. †
Marvel Enterprises Incorporated†			57383M108	244,151	4,685,248	57383M108	153,921	2,953,744
P.F. Chang's China Bistro, Inc. †
Select Comfort Corporation †
Sharper Image Corporation †
Urban Outfitters, Inc. †

Total Miscellaneous Retail					4,685,248			2,953,744

Motion Pictures--0.58%
Macrovision Corporation†			555904101	71,000	1,326,280	555904101	45,100	842,468

Total Motion Pictures					1,326,280			842,468

Motor Freight Transportation & Warehousing-- 1.16%
Sirva Incorporated†			82967Y104	109,398	2,638,680	82967Y104	69,359	1,672,939

Total Motor Freight Transportation & Warehousing					2,638,680			1,672,939

Non-Depository Credit Institutions--1.21%
WFS Financial, Inc. †
Westcorp			957907108	36,800	1,621,776	957907108	22,200	978,354

Total Non-Depository Credit Institutions					1,621,776			978,354

Oil & Gas Extraction--1.70%
Evergreen Resources, Inc. †
Oceaneering International, Inc. †
Patina Oil & Gas Corporation			703224105	51,200	1,344,000	703224105	32,166	844,358
Penn Virginia Corporation
Tom Brown, Inc. †

Total Oil & Gas Extraction					1,344,000			844,358

Printing, Publishing & Allied Industries--0.47%
Harte-Hanks Incorporated			416196103	45,900	1,074,978	416196103	28,200	660,444

Total Printing, Publishing & Allied Industries					1,074,978			660,444

Railroad Transportation--0.65%
Genesee & Wyoming Incorporated†			371559105	60,500	1,494,350	371559105	38,100	941,070

Total Railroad Transportation					1,494,350			941,070

Security & Commodity Brokers, Dealers, Exchanges & Services--2.29%
Instinet Group Incorporated†			457750107	160,000	1,128,000	457750107	100,800	710,640
Jefferies Group Incorporated			472319102	58,500	2,066,805	472319102	37,500	1,324,875
Knight Trading Group Incorporated†			499063105	162,200	2,053,452	499063105	99,900	1,264,734

Total Security & Commodity Brokers, Dealers, Exchanges & Services					5,248,257			3,300,249

Transportation Services--2.85%
C.H. Robinson Worldwide, Inc.
J.B. Hunt Transport Services, Inc.
JLG Industries, Inc.
Knight Transportation, Inc. A315
Pacer International Incorporated†			69373H106	84,662	1,865,950	69373H106	56,340	1,241,734

Total Transportation Services					1,865,950			1,241,734

Wholesale Trade Non-Durable Goods--0.34%

Priority Healthcare Corporation Class B†			74264T102	35,961	765,610	74264T102	23,100	491,799

Total Wholesale Trade Non-Durable Goods					765,610			491,799

Wholesale Trade-Durable Goods--2.07%
Hughes Supply Incorporated			444482103	45,925	2,406,470	444482103	29,299	1,535,268
Insight Enterprises Incorporated†			45765U103	75,800	1,459,150	45765U103	47,600	916,300
PSS World Medical Incorporated†			69366A100	68,200	763,158	69366A100	43,700	489,003
Tractor Supply Company †

Total Wholesale Trade-Durable Goods					4,628,778			2,940,571

Total Common Stock (Cost $304,262,543)					164,980,346			105,277,946

Collateral for Securities Lending--22.19%
Collateral for Security Lending			seclending		51,584,074	seclending		31,098,494

Total Collateral for Securities Lending (Cost $82,682,568)					51,584,074			31,098,494

Warrants--0.0%
Imperial Credit Industry † (a)			452729114	108	0		0	0
Timco Aviation Services Incorporated &&&(a)			887151116	0	0	887151116	2,851	0

Total Warrants (Cost $0)					0			0

Corporate Bonds & Notes--0.0%
Wholesale Trade-Durable Goods--0.0%
Timco Aviation Services Incorporated	8.00	01/02/2007	887151AB4			887151AB4	2,749	137

Total Wholesale Trade-Durable Goods					0			137

Total Corporate Bonds & Notes (Cost $0)					0			137

Short-Term Investments--1.18%
Mutual Fund--1.10%
Wells Fargo Money Market Trust~			WF56	1,754,234	1,754,234	WF56	2,344,387	2,344,387

Total Mutual Fund					1,754,234			2,344,387

Repurchase Agreements - 0.08%
State Street Bank (Dated 3/31/04), 0.75%, Due 4/01/04 (Repurchase proceeds $90,402); Collateralized by: United States Government & Agency Issues	0.75	04/01/2004

			Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value

Total Furniture & Fixtures				2,117,085

Health Services--2.70%
American Healthways, Inc. †			102,340	2,499,142
AmSurg Corporation †			42,712	969,990
Covance Incorporated†			92,500	3,185,700
LCA-Vision, Inc. †			2,280	53,512
Select Medical Corporation			139,700	2,332,990
VistaCare, Inc. Class A †			37,390	1,010,278

Total Health Services				10,051,612

Holding & Other Investment Offices--0.53%
Affiliated Managers Group Incorporated†			36,000	1,964,880

Total Holding & Other Investment Offices				1,964,880

Hotels, Rooming Houses, Camps & Other Lodge Places--1.50%
Boyd Gaming Corporation			48,300	1,105,587
Station Casinos Incorporated			101,717	4,492,840

Total Hotels, Rooming Houses, Camps & Other Lodge Places				5,598,427

Industrial & Commercial Machinery & Computer Equipment--1.46%
Actuant Corporation Class A†			47,700	1,871,271
Gardner Denver Incorporated†			73,700	1,995,796
Joy Global, Inc.			55,685	1,563,077

Total Industrial & Commercial Machinery & Computer Equipment				5,430,144

Insurance Carriers--1.50%
Centene Corporation†			90,497	2,768,302
ProAssurance Corporation †			27,235	953,225
Scottish Re Group Limited			77,745	1,880,652

Total Insurance Carriers				5,602,179

Leisure - Gaming/Equipment 0.33%
Shuffle Master, Inc. †			26,070	1,211,994

Total Leisure - Gaming/Equipment				1,211,994

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--1.95%
Advanced Neuromodulation Systems, Inc. †			24,365	879,333
Align Technology, Inc. †			48,050	913,431
I-Flow Corporation †			4,110	57,869
PerkinElmer Incorporated			261,500	5,410,435

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods				7,261,068

Miscellaneous Retail--5.13%
Chicago Pizza & Brewery, Inc. †			5,800	75,806
Chicos FAS, Inc. †			36,894	1,669,588
Dick's Sporting Goods, Inc. †			17,095	993,903
Fred's, Inc.			44,870	1,088,995
Hibbett Sporting Goods, Inc. †			1,535	58,545
Hot Topic, Inc. †			79,092	2,086,842
Marvel Enterprises Incorporated†			398,072	7,638,992
P.F. Chang's China Bistro, Inc. †			44,745	2,251,121
Select Comfort Corporation †			32,780	904,400
Sharper Image Corporation †			34,805	1,133,947
Urban Outfitters, Inc. †			24,975	1,200,298

Total Miscellaneous Retail				19,102,437

Motion Pictures--0.58%
Macrovision Corporation†			116,100	2,168,748

Total Motion Pictures				2,168,748

Motor Freight Transportation & Warehousing-- 1.16%
Sirva Incorporated†			178,757	4,311,619

Total Motor Freight Transportation & Warehousing				4,311,619

Non-Depository Credit Institutions--1.21%
WFS Financial, Inc. †			46,995	1,902,999
Westcorp			59,000	2,600,130

Total Non-Depository Credit Institutions				4,503,129

Oil & Gas Extraction--1.70%
Evergreen Resources, Inc. †			89,315	3,067,970
Oceaneering International, Inc. †			26,820	816,669
Patina Oil & Gas Corporation			83,366	2,188,358
Penn Virginia Corporation			3,100	187,860
Tom Brown, Inc. †			1,585	59,596

Total Oil & Gas Extraction				6,320,453

Printing, Publishing & Allied Industries--0.47%
Harte-Hanks Incorporated			74,100	1,735,422

Total Printing, Publishing & Allied Industries				1,735,422

Railroad Transportation--0.65%
Genesee & Wyoming Incorporated†			98,600	2,435,420

Total Railroad Transportation				2,435,420

Security & Commodity Brokers, Dealers, Exchanges & Services--2.29%
Instinet Group Incorporated†			260,800	1,838,640
Jefferies Group Incorporated			96,000	3,391,680
Knight Trading Group Incorporated†			262,100	3,318,186

Total Security & Commodity Brokers, Dealers, Exchanges & Services				8,548,506

Transportation Services--2.85%
C.H. Robinson Worldwide, Inc.			36,975	1,534,463
J.B. Hunt Transport Services, Inc.			108,010	3,042,642
JLG Industries, Inc.			100,690	1,482,130
Knight Transportation, Inc. A315			60,115	1,441,558
Pacer International Incorporated†			141,002	3,107,684

Total Transportation Services				10,608,477

Wholesale Trade Non-Durable Goods--0.34%

Priority Healthcare Corporation Class B†			59,061	1,257,409

Total Wholesale Trade Non-Durable Goods				1,257,409

Wholesale Trade-Durable Goods--2.07%
Hughes Supply Incorporated			75,224	3,941,738
Insight Enterprises Incorporated†			123,400	2,375,450
PSS World Medical Incorporated†			111,900	1,252,161
Tractor Supply Company †			3,850	149,072

Total Wholesale Trade-Durable Goods				7,718,421

Total Common Stock (Cost $304,262,543)				368,811,371

Collateral for Securities Lending--22.19%
Collateral for Security Lending				82,682,568

Total Collateral for Securities Lending (Cost $82,682,568)				82,682,568

Warrants--0.0%
Imperial Credit Industry † (a)			108	0
Timco Aviation Services Incorporated &&&(a)			2,851	0

Total Warrants (Cost $0)				0

Corporate Bonds & Notes--0.0%
Wholesale Trade-Durable Goods--0.0%
Timco Aviation Services Incorporated	8.00	01/02/2007	2,749	137

Total Wholesale Trade-Durable Goods				137

Total Corporate Bonds & Notes (Cost $0)				137

Short-Term Investments--1.18%
Mutual Fund--1.10%
Wells Fargo Money Market Trust~			4,098,621	4,098,621

Total Mutual Fund				4,098,621

Repurchase Agreements - 0.08%
State Street Bank (Dated 3/31/04), 0.75%, Due 4/01/04 (Repurchase proceeds $90,402); Collateralized by: United States Government & Agency Issues	0.75	04/01/2004	290,700	290,700

2

				Strong US Emerging Growth Fund			Strong Advisor US Small/Mid Growth Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	cusip	Shares or Principal Amount	Value

Total Repurchase Agremments					90,400			200,300

Total Short-Term Investments (Cost $4,389,321)					90,400			200,300

Total Investments in Securities (Cost $391,334,432) --122.35%					93,009,934			5,833,845

Other Assets and Liabilities, Net--(22.35)%					259,617			(112,830)

Total Net Assets--100.00%					93,269,551			5,721,015

				WF Small Cap Growth Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value

Total Repurchase Agremments					0

Total Short-Term Investments (Cost $4,389,321)					1,754,234

Total Investments in Securities (Cost $391,334,432) --122.35%					218,318,654

Other Assets and Liabilities, Net--(22.35)%					(51,828,105)

Total Net Assets--100.00%					166,490,549

			WF Montgomery Small Cap Fund		Pro Forma Combined

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Total Repurchase Agremments				0		290,700

Total Short-Term Investments (Cost $4,389,321)				2,344,387		4,389,321

Total Investments in Securities (Cost $391,334,432) --122.35%				138,720,964		455,883,397

Other Assets and Liabilities, Net--(22.35)%				(31,590,086)		(83,271,404)

Total Net Assets--100.00%				107,130,878		372,611,993

Footnote Legend
†	Non-income earning securities.
~	This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee for such investments.
&&&

Payment-in-kind (PIK) securities are securities in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(a)	Security fair valued in accordance with the procedures approved by the Board of Trustees.

3

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)

	Target Fund	Target Fund	Target Fund	Acquiring Fund

	Strong US Emerging Growth Fund	Strong Advisor US Small/Mid Cap Growth Fund	WF Small Cap Growth Fund	WF Montgomery Small Cap Fund*	Pro Forma Adjustments	Pro Forma Combined

INVESTMENTS:
In securities, at market value	$93,009,934	$5,833,845	$164,980,346	$105,278,083		$369,102,208
Collateral for securities loaned			51,584,074	31,098,494		82,682,568
Investments in affiliates			1,754,234	2,344,387		4,098,621

TOTAL INVESTMENT AT MARKET VALUE (see cost below)	93,009,934	5,833,845	218,318,654	138,720,964	0	455,883,397

Cash	86	82	50,000			50,168
Receivable for Fund shares issued	744,848	9,696	526,989	12,407		1,293,940
Receivable for investments sold		302,737	1,672,347	1,071,658		3,046,742
Receivables for dividends and interest	5,313	4	2,478	1,975		9,770
Prepaid expenses and other assets	17,705	22,856		18,891		59,452

TOTAL ASSETS	93,777,886	6,169,220	220,570,468	139,825,895	0	460,343,469

LIABILITIES
Payable for Fund shares redeemed	108,374	7,669	94,759			210,802
Payable for investments purchased	341,529	435,580	2,170,306	1,483,245			4,430,660
Payable to investment advisor and affiliates			147,083	90,598			237,681
Payable to the Trustees and Distributor		119	55,013	22,680			77,812
Payable for securities loaned			51,584,074	31,098,494			82,682,568
Accrued expenses and other liabilities	58,432	4,837	28,684				91,953
TOTAL LIABILITIES	508,335	448,205	54,079,919	32,695,017	0		87,731,476

TOTAL NET ASSETS	$93,269,551	$5,721,015	$166,490,549	$107,130,878	$0		$372,611,993

NET ASSETS CONSIST OF:
Paid-in capital	$121,879,128	$5,187,225	$444,123,848	$96,385,943			$667,576,144
Undistributed net investment income (loss)	(1,712,585)	(90,520)	(997,734)	(538,835)			(3,339,674)
Undistributed net realized gain (loss) on investments	(55,546,987)	(227,272)	(297,748,705)	(2,650,478)			(356,173,442)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	28,649,995	851,582	21,113,140	13,934,248			64,548,965

TOTAL NET ASSETS	$93,269,551	$5,721,015	$166,490,549	$107,130,878	$0		$372,611,993

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A		$2,846,656	$70,189,249	$102,589,069			$175,624,974
Shares outstanding - Class A		256,402	4,314,804	8,726,195	1,641,206	(2)	14,938,607
Net asset value per share - Class A		$11.10	$16.27	$11.76			$11.76
Maximum offering price per share - Class A		$11.78	$17.26	$12.48			$12.48 (1)
Net assets - Class B		$1,336,101	$28,932,784	$598,235			$30,867,120
Shares outstanding - Class B		120,394	1,876,251	51,203	594,072	(2)	2,641,920
Net asset value and offering price per share - Class B		$11.10	$15.42	$11.68			$11.68
Net assets - Class C		$1,538,258	$11,475,807	$211,602			$13,225,667
Shares outstanding - Class C		138,496	744,947	18,089	229,077	(2)	1,130,609
Net asset value and offering price per share - Class C		$11.11	$15.40	$11.70			$11.70
Net assets - Institutional Class			$55,892,709	$3,731,972			$59,624,681
Shares outstanding - Institutional class			3,353,077	316,986	1,394,334	(2)	5,064,397
Net asset value and offering price per share - Institutional Class			$16.67	$11.77			$11.77
Net assets - Investor Class	$93,269,551				$(93,269,551)		$0
Shares outstanding - Investor class	6,208,602				(6,208,602	)(2)	0
Net asset value and offering price per share - Investor Class	$15.02						$0.00
Net assets - Class Z					$93,269,551		$93,269,551
Shares outstanding - Class Z					6,208,602	(2)	6,208,602
Net asset value and offering price per share - Class Z							$15.02

INVESTMENTS AT COST	$64,359,939	$4,982,263	$197,205,514	$124,786,716			$391,334,432

SECURITIES ON LOAN, AT MARKET VALUE			$48,926,605	$24,492,447			$73,419,052

(1) Maximum offering price is calculated as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
(2) Share adjustments based on surviving Fund’s NAV.
* - Accounting Survivor

STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 2004 (Unaudited)

	Target Fund	Target Fund	Target Fund	Acquiring Fund

INVESTMENT INCOME	Strong US Emerging Growth Fund	Strong Advisor US Small/Mid Cap Growth Fund	WF Small Cap Growth Fund	WF Montgomery Small Cap Fund*	Combined	Pro Forma Adjustments		Pro Forma Combined

Dividends	$32,801	$1,404	$405,669	$162,409	$602,283			$602,283
Interest	15,797	902	126,170	19,298	162,167			162,167
Income from affiliated securities	0	0	10,188	6,869	17,057			17,057
Securities lending income	0	0	65,635	33,239	98,874			98,874
Expenses allocated from affiliated Master Portfolios	0	0	0	0	0			0

TOTAL INVESTMENT INCOME	48,598	2,306	607,662	221,815	880,381	0		880,381

EXPENSES
Advisory fees	694,639	27,842	1,487,118	676,376	2,885,975	203,387	(1)	3,089,362
Administration fees
Fund Level	0	0	479,878	96,846	576,724	(405,093	)(1)	171,631
Class A	0	5,480	91,231	132,515	229,226	200,364	(1)	429,590
Class B	0	2,664	40,997	527	44,188	38,757	(1)	82,945
Class C	0	2,984	15,240	187	18,411	12,672	(1)	31,083
Class Z	0	0	0	0	0	416,440	(1)	416,440
Institutional Class	0	0	56,227	2,452	58,679	(2,108	)(1)	56,571
Investor Class	277,855	0	0	0	277,855	(277,855	)(1)	0
Transfer Agency Fees
Class A	0	3,689	0	0	3,689	(3,689	)(1)	0
Class B	0	1,824	0	0	1,824	(1,824	)(1)	0
Class C	0	2,039	0	0	2,039	(2,039	)(1)	0
Class Z	0	0	0	0	0	0		0
Institutional Class	0	0	0	0	0	0		0
Investor Class	0	0	0	0	0	0		0
Custody fees	12,808	3,983	33,047	14,806	64,644	4,008	(1)	68,652
Shareholder servicing fees	0	0	330,568	163,921	494,489	(494,489	)(1)	0
Class A	0	0	0	0	0	383,562	(1)	383,562
Class B	0	0	0	0	0	74,058	(1)	74,058
Class C	0	0	0	0	0	27,753	(1)	27,753
Class Z	0	0	0	0	0	231,355	(1)	231,355
Institutional Class	0	0	0	0	0	141,428	(1)	141,428
Investor Class	0	0	0	0	0	0		0
Accounting fees	0	0	43,417	25,334	68,751	(5,106	)(1)	63,645
Distribution fees
Class A	0	4,567	0	350	4,917	(4,917	)(1)	0
Class B	0	8,882	213,699	1,595	224,176	(2,002	)(1)	222,174
Class C	0	9,957	75,060	577	85,594	(2,335	)(1)	83,259
Class Z	0	0	0		0	0
Institutional Class	0	0	0		0	0
Investor Class	444,836	0	0	0	444,836	(444,836	)(1)	0
Audit fees	11,674	8,871	26,413	18,667	65,625	(52,925	)(1)	12,700
Legal fees	11,391	2,461	8,967	2,886	25,705	(23,955	)(1)	1,750
Registration fees	23,428	35,097	115,079	8,350	181,954	(157,454	)(1)	24,500
Shareholder reports	60,942	(2,041)	90,547	15,113	164,561	(111,891	)(1)	52,670
Transfer Agent Banking Charges	1,987	8	0	0	1,995	(1,995	)(1)	0
Brokerage Fees	2,860	210	0	0	3,070	(3,070	)(1)	0
Interest Expense	0	0	0	0	0	0		0
Trustees' fees	1,937	844	4,163	5,521	12,465	(5,678	)(1)	6,787
Other fees and expenses	7,517	583	20,740	3,421	32,261	(26,876	)(1)	5,385

TOTAL EXPENSES	1,551,874	119,944	3,132,391	1,169,444	5,973,653	(296,353)		5,677,300

LESS:
Waived fees and reimbursed expenses	(31,031)	(25,713)	(584,191)	(129,322)	(770,257)	248,244	(1)	(522,013)
Direct Brokerage	(23,003)	(6,096)	0	0	(29,099)	29,099	(1)	0
Earning Credits	(751)	(16)	0	0	(767)	767	(1)	0
Net expenses	1,497,089	88,119	2,548,200	1,040,122	5,173,530	(18,243	)(1)	5,155,287

NET INVESTMENT INCOME (LOSS)	(1,448,491)	(85,813)	(1,940,538)	(818,307)	(4,293,149)	18,243		(4,274,906)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
Securities, foreign currencies and foreign currency translation	14,396,462	(11,372)	55,626,035	21,671,497	91,682,622			91,682,622
Futures transaction	0	0	0	0	0
Options, swap agreements and short sale transactions	0	(3)	0	0	(3)
Securities transactions allocated from Master Portfolios	0	0	0	0	0
Futures transactions allocated from Master Portfolios	0	0	0	0	0

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	14,396,462	(11,375)	55,626,035	21,671,497	91,682,619	0		91,682,619

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
Securities, foreign currencies and foreign currency translation	21,609,533	830,043	26,825,018	9,302,868	58,567,462			58,567,462
Forward foreign currency contracts	0	0	0	0	0
Options, swap agreements and short sale transactions	0	0	0	0	0
Securities transactions allocated from Master Portfolios	0	0	0	0	0
Forwards, futures, options, swaps and short sales allocated from Master Portfolios	0	0	0	0	0

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	21,609,533	830,043	26,825,018	9,302,868	58,567,462	0		58,567,462

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	36,005,995	818,668	82,451,053	30,974,365	150,250,081	0		150,250,081

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,557,504	$732,855	$80,510,515	$30,156,058	$145,956,932	$18,243		$145,975,175

(1) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicative services.

* - Accounting Survivor

PRO FORMA SCHEDULE OF INVESTMENTS
May 31, 2004 (Unaudited)

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Asset-Backed Securities--9.27%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3	5.35	06/25/2032	863,473	875,518
American Express Credit Account Master Trust Series 2004-3 Class A	4.35	12/15/2011
Americredit Automobile Receivables Trust Series 2002-C Class A4	3.55	02/12/2009
Americredit Automobile Series 2003-DM Class A4	2.84	08/06/2010
Bank of America Mortgage Securities, Incorporated Variable Rate Pass-Thru Certificates, Series 2002-E, Class A-1	6.62	06/20/2031	445,081	453,530
Capital Auto Receivables Asset Trust Series 2004-1 Class A3	2.00	11/15/2007
Capital One Auto Finance Trust Series 2003-B Class A4	3.18	09/15/2010
Chase Funding Mortgage Loan Asset-Backed Series 2003-5 Class 1A1±	1.22	04/25/2018
Chase Manhattan Auto Owner Trust Series 2004-A Class A3	2.08	05/15/2008
Citibank Credit Card Issuance Trust Notes Series 2001-A8, Class A8	4.10	12/07/2006	8,955,000	9,072,414
Citibank Credit Card Issuance Trust Series 2000-A3 Class A3	6.88	11/16/2009
Citibank Credit Card Issuance Trust Series 2003-A10 Class A10	4.75	12/10/2015	3,000,000	2,880,000
Citibank Credit Card Issuance Trust Series 2003-A6 Class A6	2.90	05/17/2010
Citibank Credit Card Issuance Trust Series 2004-A1 Class A1	2.55	01/20/2009
Connecticut RRB Special Purpose Trust Cl&P Series 1 Class A5	6.21	12/30/2011
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-C2, Class A-2	6.52	01/17/2035	2,280,084	2,357,930
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1	5.61	12/19/2039	248,491	250,230
CWMBS, Incorporated Variable Rate Mortgage Pass-Thru Certificates, Series 2001-HYB1, Class 2A1	4.62	06/19/2031	361,643	369,328
Delta Air Lines Incorporated Series 2002-1	6.42	07/02/2012
Financial Asset Securities Corporation Floating Rate Trust Certificates, Series 2003-1A (b)	1.45	09/27/2033	859,515	859,515
First Franklin Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2002-FF1, Class I-A-2%	1.39	06/25/2032	2,075,000	2,075,000
Ford Credit Auto Owner Trust Series 2002-D Class A2B±	1.17	03/15/2005
Ford Credit Auto Owner Trust Series 2003-A Class A3A	2.20	07/17/2006
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB (b)	1.76	01/11/2035	24,000,000	1,458,750
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1	5.32	04/10/2014	3,440,000	3,388,938
Household Automotive Trust Series 2003-2 Class A4	3.02	12/17/2010
John Deere Owner Trust Series 2004-A Class A4	3.02	03/15/2011
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2 (b)	1.00	04/15/2035	63,000,000	2,404,017
JP Morgan Chase Commercial Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-C2, Class A3	5.39	05/15/2041	2,360,000	2,345,746
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1	6.17	10/25/2032	1,132,332	1,153,934
MBNA Credit Card Master Note Trust Series 2001-A1 Class A1	5.75	10/15/2008
Metris Master Trust Floating Rate Asset-Backed Securities, Series 1999-2, Class A,	1.80	01/20/2010	2,265,000	2,265,734
Morgan Stanley Capital ABS I, Incorporated Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-HE1, Class A3	1.41	05/25/2033	2,349,365	2,349,365
Mountain Capital CLO I, Ltd./Mountain Capital CLO I Corporation Variable Rate Notes, Series 1A, Class A-1 (b)	1.74	04/15/2011	4,246,801	4,252,773
National City Auto Receivables Trust Series 2004-A Class A3	2.11	07/15/2008
National City Credit Card Master Trust Series 2000-1 Class A±	1.25	08/15/2007
Nomura Asset Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2004-AP1, Class A1	1.30	03/25/2034	2,747,153	2,747,153
Providian Gateway Master Trust Series 2001-B Class A††±	1.40	04/15/2009
Residential Accredit Loans, Incorporated Mortgage-Backed Pass-Thru Certificates, Series 2001-QS14, Class A6	5.50	10/25/2031	63,006	63,005
Residential Asset Mortgage Products, Incorporated Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS7, Class A-IO,	2.00	05/25/2005	16,129,730	201,138
Residential Asset Securities Corporation Variable Rate Home Equity Mortgage Asset-Backed Pass-Thru Certificates, Series 2004-KS1, Class AI1	1.45	09/25/2020	1,836,252	1,836,619
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates, Series 1998-2, Class A	1.56	02/25/2028	516,297	516,619
Washington Mutual Mortgage Pass-Thru Certificates Series 2002-AR4, Class A-7	5.50	04/26/2032	1,081,582	1,091,767
Washington Mutual Mortgage Pass-Thru Certificates Series 2002-AR7, Class A-6	5.53	07/25/2032	547,655	553,422
World Omni Auto Receivables Trust Series 2003-B Class A3	2.20	01/15/2008

Total Asset-Backed Securities (Cost $85,379,589)				45,822,445		0

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Collateralized Mortgage Obligations--2.99%
Banc of America Commercial Mortgage Incorporated Series 2004-1 Class XP(c)±	0.83	11/10/2039
Banc of America Commercial Mortgage Incorporated Series 2004-2 Class XP(c)±	1.16	11/10/2038
Bear Stearns Commercial Mortgage Securities Series 2003-T10 Class X2††(c)±	1.27	03/13/2040
Bear Stearns Commercial Mortgage Securities Series 2003-T12 Class X2††(c)±	0.80	08/13/2039
CS First Boston Mortgage Securities Corporation Series 1998-C2 Class AX(c)±	0.94	11/11/2030
CS First Boston Mortgage Securities Corporation Series 2003-C3 Class AX††(c)±	0.10	05/15/2038
First Union National Bank - Bank of America Commercial Mortgage Trust Interest Only Series 2001-C1 Class IO2††(c)±	1.73	03/15/2011
GE Capital Mortgage Corporation Series 2004-C1 Class X2††(c)±	1.20	11/10/2038
Global Signal Trust Series 2004-1 Class A††	3.71	01/15/2034
GMAC Commercial Mortgage Securities Incorporated Interest Only Series 2002-C1 Class X1††(c)±	0.52	11/15/2039
GMAC Commercial Mortgage Securities Incorporated Series 1997-C1 Class A3	6.87	07/15/2029
Greenwich Capital Commercial Funding Corporation Series 2004-GG1A Class XP††(c)±	0.55	06/10/2036
Nomura Asset Securities Corporation Series 1998-D6 Class A1B	6.59	03/15/2030
Salomon Brothers Mortgage Securities VII Series 2002 Key2 X1††(c)±	1.28	03/18/2036

Total Collateralized Mortgage Obligations (Cost $28,041,849)				0		0

Corporate Bonds & Notes--37.76%
Amusement & Recreation Services--0.04%
International Game Technology	8.38	05/15/2009

Total Amusement & Recreation Services				0		0

Apparel & Accessory Stores--0.06%
Kohls Corporation	6.00	01/15/2033

Total Apparel & Accessory Stores				0		0

Building Construction-General Contractors & Operative Builders--0.06%
MDC Holdings Incorporated	5.50	05/15/2013

Total Building Construction-General Contractors & Operative Builders				0		0

Business Services--0.43%
Household Finance Corporation	5.88	02/01/2009	1,965,000	2,076,797

Total Business Services				2,076,797		0

Chemicals & Allied Products--0.30%
Dow Chemical Company	6.00	10/01/2012
E.I. Du Pont de Nemours	4.13	04/30/2010
Wyeth	5.50	02/01/2014

Total Chemicals & Allied Products				0		0

Communications--6.31%
AT&T Corporation	8.05	11/15/2011	750,000	809,952
AT&T Corporation Senior Notes	8.05	11/15/2011			75,000	80,995
AT&T Wireless Services Incorporated	7.88	03/01/2011
AT&T Wireless Services Incorporated	8.75	03/01/2031	1,025,000	1,252,947
AT&T Wireless Services, Incorporated Senior Notes	7.35	03/01/2006			150,000	161,012
Bellsouth Corporation	6.00	10/15/2011
British Sky Broadcasting PLC	8.20	07/15/2009
British Telecommunications plc	8.38	12/15/2010
Cingular Wireless LLC Senior Notes	6.50	12/15/2011			165,000	176,253
Citizens Communications Company Senior Notes	8.50	05/15/2006	1,000,000	1,067,958
Citizens Communications Company Senior Notes	7.63	08/15/2008			50,000	51,158
Clear Channel Communications Incorporated	7.65	09/15/2010
Clear Channel Communications, Incorporated Senior Notes	4.63	01/15/2008			100,000	101,358
Clear Channel Communications, Incorporated Senior Notes	8.00	11/01/2008	325,000	370,268
Comcast Cable Communications Holdings Incorporated	8.38	03/15/2013
Comcast Corporation Senior Notes	6.50	01/15/2015			200,000	208,070
Comcast Corporation Senior Notes	5.85	01/15/2010	1,570,000	1,638,451	90,000	93,924
Cox Communications Incorporated	4.63	06/01/2013
Cox Communications Incorporated	7.13	10/01/2012
Cox Communications, Incorporated Notes	7.75	08/15/2006			180,000	197,012
Cox Enterprises Incorporated††	8.00	02/15/2007
Deutsche Telekom International Finance BV	8.75	06/15/2030
Deutsche Telekom International Finance BV Yankee Notes	3.88	07/22/2008			50,000	49,266
DirecTV Holding LLC/DirecTV Financing, Incorporated Senior Notes	8.38	03/15/2013	650,000	721,500
France Telecom	8.20	03/01/2006
France Telecom	8.75	03/01/2011			175,000	203,113
France Telecom SA Yankee Notes	10.00	03/01/2031	1,700,000	2,144,370
Liberty Media Corporation	5.70	05/15/2013
Liberty Media Corporation	7.88	07/15/2009
Liberty Media Corporation Senior Notes	3.50	09/25/2006			150,000	149,945
Liberty Media Corporation±	2.61	09/17/2006
News America Holdings	9.25	02/01/2013
News America Holdings, Incorporated Debentures	8.25	08/10/2018			170,000	202,459
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes (b)	6.00	07/15/2013	785,000	772,788	75,000	73,833
Readers Digest Association, Incorporated Senior Notes (b)	6.50	03/01/2011	750,000	742,500
Southwestern Bell Telephone Company	7.00	07/01/2015
Sprint Capital Corporation	7.63	01/30/2011	1,485,000	1,718,154
Sprint Capital Corporation	6.90	05/01/2019
Sprint Capital Corporation Notes	8.38	03/15/2012			100,000	115,458
Sprint Capital Corporation Notes	8.75	03/15/2032	1,500,000	1,772,666
Sprint Capital Corporation Notes	6.13	11/15/2008			140,000	147,664
Telecom Italia Capital††	5.25	11/15/2013
Telecom Italia Capital††	5.25	11/15/2013
Time Warner Companies Incorporated	6.63	05/15/2029
Time Warner Entertainment Company LP Senior Notes	8.88	10/01/2012	1,000,000	1,205,845	225,000	271,315
Time Warner Incorporated	6.88	05/01/2012
Verizon Communications Debentures	8.75	11/01/2021	570,000	685,466
Verizon Global Funding Corporation	7.75	12/01/2030
Verizon Global Funding Corporation Notes	7.38	09/01/2012			280,000	316,373
Verizon New England Incorporated	6.50	09/15/2011
Verizon New York Incorporated Series A	6.88	04/01/2012
Verizon Virginia, Incorporated Debentures, Series A	4.63	03/15/2013	500,000	466,171
Verizon Wireless Capital LLC Notes	5.38	12/15/2006			100,000	104,866
Viacom, Incorporated Notes	7.15	05/20/2005			300,000	313,928
Vivendi Universal SA Senior Yankee Notes	6.25	07/15/2008	535,000	561,750
Vodafone Group plc	7.75	02/15/2010
Vodafone Group PLC Yankee Notes	7.63	02/15/2005			175,000	181,981
Walt Disney Company	7.00	03/01/2032

Total Communications				15,930,786		3,199,983

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Depository Institutions--3.40%
Astoria Financial Corporation Notes	5.75	10/15/2012			50,000	49,891
Bank of America Corporation	5.88	02/15/2009
Bank of America Corporation	7.80	09/15/2016
Bank of America Corporation	5.25	12/01/2015
Bank of America Corporation Senior Notes	5.38	06/15/2014			200,000	194,714
Bank One Corporation	7.75	07/15/2025
Bankamerica Corporation	7.13	05/01/2006
Banknorth Group Incorporated	3.75	05/01/2008
Barclays Bank plc	7.40	12/15/2009
BNP Paribas Subordinated Notes	7.20	01/15/2007			350,000	381,773
Capital One Bank	6.50	06/13/2013
Capital One Bank	5.75	09/15/2010
Capital One Bank Notes	4.88	08/15/2008			200,000	203,068
First Midwest Capital Trust I††	6.95	12/01/2033
First Tennessee National Corporation	4.50	05/15/2013
First Union Corporation Subordinated Notes	7.80	09/15/2006			250,000	277,124
Fleetboston Financial Corporation	3.85	02/15/2008
Fleetboston Financial Corporation	7.25	09/15/2005
Golden West Financial Corporation	4.75	10/01/2012
Greenpoint Bank Series BKNT	9.25	10/01/2010
Huntington National Bank Senior Notes	3.13	05/15/2008			150,000	143,879
Independence Community Bank Corporation±	3.50	06/20/2013
International Bank for Reconstruction and Development Yankee Bonds	4.38	09/28/2006			40,000	41,332
JP Morgan Chase & Company Subordinated Notes	6.75	08/15/2008			300,000	327,770
Keycorp	2.75	02/27/2007
KeyCorp Senior Notes, Tranch #85	4.63	05/16/2005			250,000	255,318
KeyCorp Senior Subordinated Notes	8.00	07/01/2004			100,000	100,508
Korea Development Bank Yankee Notes	5.75	09/10/2013			100,000	100,239
M&T Bank Corporation Floating Rate Subordinated Notes	3.85	04/01/2013			250,000	245,408
National City Bank Series BKNT	6.20	12/15/2011
National Westminster Bank plc	7.38	10/01/2009
PNC Funding Corporation	5.25	11/15/2015
PNC Funding Corporation Subordinated Notes	6.88	07/15/2007			300,000	326,965
Popular North America Incorporated	4.25	04/01/2008
RBS Capital Trust±	4.71	12/29/2049
Royal Bank of Scotland Group	5.00	11/12/2013
Southtrust Corporation	5.80	06/15/2014
Suntrust Banks, Inc. Notes	5.05	07/01/2007			200,000	207,949
Unionbancal Corporation	5.25	12/16/2013
US Bancorp Medium-Term Notes	4.75	06/30/2005			125,000	128,324
US Bancorp Series MTNN	3.95	08/23/2007
Wachovia Corporation	3.63	02/17/2009
Washington Mutual Bank FA	6.88	06/15/2011
Washington Mutual Inc. Senior Notes	5.63	01/15/2017			300,000	315,667
Wells Fargo & Company Senior Notes	5.25	12/01/2007			250,000	261,475
Wells Fargo & Company Subordinated Notes	4.95	10/16/2013			100,000	96,376
Zions Bancorporation	6.00	09/15/2015	775,000	779,334

Total Depository Institutions				779,334		3,657,780

Electric, Gas & Sanitary Services--2.01%
Alabama Power Capital Trust V±	5.50	10/01/2042
American Electric Power Series C	5.38	03/15/2010
Columbus Southern Power Company Senior Notes	5.50	03/01/2013			100,000	100,611
Cons Edison Company of New York, Incorporated Debentures	3.85	06/15/2013			125,000	113,124
Constellation Energy Group Incorporated	7.60	04/01/2032
Dominion Resources Incorporated Series E	6.75	12/15/2032
Exelon Generation Company LLC Notes (b)	5.35	01/15/2014	575,000	557,739	150,000	145,497
First Energy Corporation Series B	6.45	11/15/2011
Florida Power and Light Company First Mortgage Bonds	4.85	02/01/2013			100,000	98,398
FPL Group Capital, Incorporated Guaranteed Debentures	3.25	04/11/2006			200,000	201,341
NiSource Finance Corporation Notes	7.63	11/15/2005			50,000	53,426
NiSource Finance Corporation Senior Notes	6.15	03/01/2013	1,280,000	1,321,292
Northern States Power Company First Mortgage Bonds, Series B	8.00	08/28/2012			150,000	178,177
Ohio Power Company Senior Notes	5.5	02/15/2013	940,000	948,973
Oncor Electric Delivery Company	6.38	05/01/2012
Oncor Electric Delivery Company	7.00	05/01/2032
Pacific Gas and Electric	6.05	03/01/2034
Progress Energy Incorporated	7.75	03/01/2031
Progress Energy Incorporated	7.00	10/30/2031
PSEG Power LLC	6.95	06/01/2012
Public Service Company of Colorado	7.88	10/01/2012	415,000	489,525	85,000	100,264
Public Service Electric & Gas Company Notes	9.13	07/01/2005			400,000	427,463
Sempra Energy±	1.74	05/21/2008
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A	8	06/01/2008	700,000	745,500
Southern California Edison	8.00	02/15/2007
Southwestern Electric Power Company First Mortgage Bonds	7.00	09/01/2007			150,000	164,059
TXU Energy Company LLC Senior Notes	6.13	03/15/2008			200,000	211,780
TXU Energy Company LLC Senior Notes	7	03/15/2013	790,000	861,812
Wisconsin Electric Power Company Notes	4.50	05/15/2013			100,000	94,833

Total Electric, Gas & Sanitary Services				4,924,841		1,888,973

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Electronic & Other Electrical Equipment & ?Components, Except Computer Equipment--0.25%
Jabil Circuit, Incorporated Senior Notes	5.88	07/15/2010	1,000,000	1,032,081
L-3 Communications Corporation Senior Subordinated Notes	7.63	06/15/2012	565,000	586,188
Wisconsin Energy Corporation	5.50	12/01/2008

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment				1,618,269		0

Engineering, Accounting, Research Management & Related Services--0.06%
Science Applications International	5.50	07/01/2033

Total Engineering, Accounting, Research Management & Related Services				0		0

Fabricated Metal Products, Except Machinery & Transportation Equipment--0.22%
Lockheed Martin Corporation	8.50	12/01/2029				1,050,000

Total Fabricated Metal Products, Except Machinery & Transportation Equipment				0		0

Financial Services--4.20%
American General Finance Corporation Notes, Series H	4.50	01/15/2007			175,000	178,091
Associates Corporation NA Debentures	6.95	11/01/2018	800,000	882,426		800,000
CIT Group, Inc. Notes	6.50	02/07/2006			100,000	105,897
CIT Group, Inc. Senior Notes	2.88	09/29/2006			200,000	197,943
Citigroup Incorporated	6.50	01/18/2011
Citigroup Incorporated	6.63	06/15/2032
Citigroup Incorporated	7.25	10/01/2010
Core Investment Grade Trust Pass-Thru Certificates	4.73	11/30/2007			150,000	153,196
EOP Operating LP Notes	6.75	02/15/2012	1,835,000	1,975,398
EOP Operating LP Notes, 6.625%, Due 2/15/05	6.63	02/15/2005			110,000	113,367
EOP Operating LP Notes, 6.75%, Due 2/15/12	6.75	02/15/2012			165,000	177,624
First Chicago NBD Capital I Floating Rate Preferred Securities	1.68	02/01/2027	1,000,000	961,873
Ford Motor Credit Company Notes	6.50	01/25/2007			300,000	314,846
Fund American Companies, Inc. Guaranteed Senior Notes	5.88	05/15/2013			100,000	99,663
General Electric Capital Corporation Guaranteed Subordinated Notes	7.88	12/01/2006	1,000,000	1,115,648
General Electric Capital Corporation Note	5.88	02/15/2012			545,000	572,330
General Electric Capital Corporation Note	4.63	09/15/2009			185,000	186,497
General Electric Capital Corporation Series MTN	3.25	06/15/2009
General Motors Acceptance Corporation Bonds	8.00	11/01/2031	725,000	735,041
General Motors Acceptance Corporation Notes	6.88	08/28/2012			345,000	349,476
Household Finance Corporation Bonds	7.35	11/27/2032	500,000	564,379
Household Finance Corporation Notes	6.50	01/24/2006			90,000	95,398
Household Finance Corporation Notes	6.38	11/27/2012			275,000	291,609
International Finance Corporation Notes	4.75	04/30/2007	7,970,000	8,288,832
International Lease Finance Corporation Notes	5.88	05/01/2013	915,000	936,580	50,000	51,179
MetLife, Incorporated Debentures	3.91	05/15/2005	1,400,000	1,424,465	75,000	76,311
Morgan Stanley Notes	5.30	03/01/2013	1,265,000	1,241,007	150,000	147,155
Morgan Stanley Tracers (b)	6.80	09/15/2012			84,000	91,082
National Rural Utilities Cooperative Finance Corporation Collateral Trust Notes	6.00	05/15/2006	3,095,000	3,274,061	50,000	52,893
Normandy Finance, Ltd. Yankee Notes (b)	7.63	07/15/2008	800,000	886,328
Principal Life Global Funding I Medium-Term Notes, Tranche #23 (b)	3.63	04/30/2008			250,000	248,191
Province of Quebec Notes	5.00	07/17/2009	3,165,000	3,253,278	165,000	169,602
Regency Centers LP Notes, 7.95%, Due 1/15/11	7.95	01/15/2011			180,000	204,911
Simon Property Group LP Notes, 7.125%, Due 2/09/09	7.13	02/09/2009			150,000	164,939
SLM Corporation Medium-Term Notes, Tranche #13	3.63	03/17/2008			200,000	198,348
United Mexican States Yankee Notes	7.50	01/14/2012	1,125,000	1,219,500	50,000	54,200
US Bank National Association Subordinated Notes	6.30	02/01/2014	1,000,000	1,060,093	250,000	265,023

Total Financial Services				27,818,909		4,559,771

Food & Kindred Products--0.66%
Bottling Group LLC	4.63	11/15/2012			300,000	290,608
Cadbury Schweppes US Finance LLC††	3.88	10/01/2008
Cia Brasileira De Bebidas††	8.75	09/15/2013
Conagra Incorporated	7.00	10/01/2028
General Mills Incorporated	5.13	02/15/2007
Kellogg Company Series B	6.00	04/01/2006
Pepsi Bottling Group Incorporated Series B	7.00	03/01/2029
Pepsiamericas Incorporated	7.29	09/15/2026

Total Food & Kindred Products				0		290,608

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Food Stores--1.08%
Albertson's Incorporated	7.45	08/01/2029
Conagra Foods, Incorporated Notes	6.75	09/15/2011	1,130,000	1,235,911
Conagra Foods, Incorporated Senior Notes	9.88	11/15/2005			100,000	109,609
General Mills Corporation Notes	8.75	09/15/2004			175,000	178,338
Kraft Foods, Incorporated Notes	5.25	06/01/2007			125,000	129,982
Kraft Foods, Incorporated Notes	5.25	10/01/2013	2,020,000	1,958,315
Kraft Foods, Incorporated Notes	4.63	11/01/2006			100,000	102,779
Kroger Company	5.50	02/01/2013
Kroger Company	7.50	04/01/2031
Kroger Company Notes	6.75	04/15/2012			100,000	108,397
Kroger Company Senior Bonds	8.00	09/15/2029	1,565,000	1,816,342
Unilever Capital Corporation Notes	7.13	11/01/2010			265,000	299,499
Yum! Brands Incorporated	7.70	07/01/2012	750,000	858,773

Total Food Stores				5,869,341		928,604

Forestry--0.20%
Weyerhaeuser Company	5.95	11/01/2008
Weyerhaeuser Company	6.75	03/15/2012
Weyerhaeuser Company	7.38	03/15/2032

Total Forestry				0		0

General Merchandise Stores--0.21%
Federated Department Stores	6.63	04/01/2011
May Department Stores Company	8.00	07/15/2012
Wal-Mart Stores Incorporated	7.55	02/15/2030

Total General Merchandise Stores				0		0

Health Services--0.56%
Anthem Incorporated	6.80	08/01/2012
Fresenius Medical Care Capital Trust II Units	7.88	02/01/2008	700,000	745,500
HCA, Incorporated Notes	8.75	09/01/2010	630,000	709,521
HCA Incorporated	5.75	03/15/2014
Humana Incorporated	6.30	08/01/2018
Medco Health Solutions Incorporated	7.25	08/15/2013
Unitedhealth Group Incorporated	4.88	04/01/2013

Total Health Services				1,455,021		0

Holding & Other Investment Offices--1.64%
Credit Suisse First Boston USA, Incorporated Notes	4.63	01/15/2008			300,000	306,817
Credit Suisse First Boston USA, Incorporated Notes	5.88	08/01/2006			50,000	52,816
Goldman Sachs Group, Incorporated Notes	7.63	08/17/2005			225,000	238,475
Bear Stearns Companies, Incorporated Senior Notes	6.75	12/15/2007			250,000	271,752
Chrysler Financial Company LLC Series EMTN±	1.32	04/27/2005
Citigroup, Incorporated Notes	5.50	08/09/2006			90,000	94,506
Citigroup, Incorporated Subordinated Notes	5.63	08/27/2012			240,000	245,853
Countrywide Home Loans, Incorporated Medium-Term Notes, Series K	3.50	12/19/2005			250,000	252,782
Credit Suisse First Boston USA, Incorporated Notes	6.50	01/15/2012			100,000	107,513
Goldman Sachs Group, Incorporated Notes	4.13	01/15/2008			100,000	100,275
Goldman Sachs Group, Incorporated Senior Notes	5.15	01/15/2014			100,000	95,892
Lehman Brothers Holdings, Incorporated Notes,	4.00	01/22/2008			250,000	249,569
Merrill Lynch & Company, Incorporated Medium-Term Notes	2.07	06/12/2006			100,000	99,132
Merrill Lynch & Company, Incorporated Medium-Term Notes Tranche #312	4.00	11/15/2007			180,000	180,677
Morgan Stanley Notes	5.80	04/01/2007			280,000	297,191
National Rural Utilities Cooperative Finance Corporation Notes	5.75	08/28/2009			350,000	369,982
Prudential Funding LLC Series MTN††	6.60	05/15/2008
TRAC-X NA Limited Series Ser2††	4.25	03/25/2009
UFJ Finance Aruba AEC	6.75	07/15/2013			125,000	128,105

Total Holding & Other Investment Offices				0		3,091,337

Industrial & Commercial Machinery & Computer Equipment--0.17%
Tyco International Group SA	6.00	11/15/2013	835,000	847,290

Total Industrial & Commercial Machinery & Computer Equipment				847,290		0

Industrial --1.21%
Alcoa, Incorporated Notes	7.25	08/01/2005			150,000	158,125
Anheuser Busch Companies, Incorporated Notes	5.38	09/15/2008			250,000	261,439
Cendant Corporation Senior Notes	6.25	01/15/2008			100,000	107,028
Chumash Casino & Resort Enterprise Senior Notes (b)	9.00	07/15/2010	600,000	654,000
DaimlerChrysler North America Holding Corporation Notes	7.75	01/18/2011			200,000	222,851
FedEx Corporation Notes (b)	2.65	04/01/2007			100,000	97,185
FedEx Corporation Notes, (b)	2.65	04/01/2007	985,000	957,274
General Dynamics Corporation Notes	3.00	05/15/2008			100,000	96,352
General Motors Corporation Notes	7.20	01/15/2011			330,000	343,227
Harrahs Operating, Incorporated Senior Notes	7.13	06/01/2007			180,000	194,889
Hewlett Packard Company Notes	6.50	07/01/2012			100,000	108,928
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes (b)	6.25	01/24/2014			230,000	221,057
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes (b)	6.25	01/24/2014	1,325,000	1,273,481
International Game Technology Senior Notes	8.38	05/15/2009			100,000	115,701
International Paper Company Notes	5.85	10/30/2012			150,000	152,127
Kimberly-Clark Corporation Notes	4.50	07/30/2005			400,000	410,117
Mohegan Tribal Gaming Authority Senior Subordinated Notes	8.00	04/01/2012	900,000	960,750
Procter & Gamble Company Notes	6.88	09/15/2006			165,000	185,106
Republic Services, Incorporated Notes	7.13	05/15/2009			100,000	111,929
RR Donnelley & Sons Company Senior Notes (b)	4.95	04/01/2014	720,000	687,258	110,000	104,998
Target Corporation Notes	6.35	01/15/2011			165,000	180,079
The Gap, Incorporated Notes	6.90	09/15/2007	650,000	706,063
UST, Incorporated Notes	6.63	07/15/2012	1,155,000	1,240,234
UST, Incorporated Senior Notes	8.80	03/15/2005			410,000	429,590
Wal-Mart Stores, Incorporated Notes	4.13	02/15/2011	695,000	669,390
Wal-Mart Stores, Incorporated Senior Notes	6.88	08/10/2009			330,000	369,261
Waste Management, Incorporated Senior Notes	6.50	11/15/2008			150,000	162,255

Total Industrial				7,148,450		4,032,244

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Insurance Agents, Brokers & Service--0.30%
Aegon NV	4.75	06/01/2013
Allstate Corporation	6.13	12/15/2032
PXRE Capital Trust I	8.85	02/01/2027
Travelers Property and Casualty Corporation Senior Notes	5.00	03/15/2013			100,000	96,661
Travelers Property Casualty Corporation	6.38	03/15/2033

Total Insurance Agents, Brokers & Service				0		96,661

Insurance Carriers--1.00%
AMBAC Financial Group Incorporated	9.38	08/01/2011
American International Group Series MTNF	2.85	12/01/2005
Assurant Incorporated††	6.75	02/15/2034
Fidelity National Financial Incorporated	5.25	03/15/2013
Hartford Financial Services Group	4.75	03/01/2014
John Hancock Financial Services Incorporated	5.63	12/01/2008
MBIA Incorporated	9.38	02/15/2011
MetLife Incorporated	5.38	12/15/2012
Nationwide CSN Trust††	9.88	02/15/2025
Odyssey Re Holdings	7.65	11/01/2013
Principal Life Incorporated Funding	3.20	04/01/2009
Prudential Financial Incorporated Series MTN	3.75	05/01/2008
Safeco Corporation	4.88	02/01/2010
WR Berkley Corporation	5.13	09/30/2010

Total Insurance Carriers				0		0

Miscellaneous Manufacturing Industries--0.31%
General Electric Company	5.00	02/01/2013
Tyco International Group SA	6.38	10/15/2011

Total Miscellaneous Manufacturing Industries				0		0

Motion Pictures--0.12%
Time Warner Entertainment Companies LP	8.38	07/15/2033

Total Motion Pictures				0		0

National Security & International Affairs--0.16%
Goodrich Corporation	7.63	12/15/2012	450,000	505,779

Total National Security & International Affairs				505,779		0

Non-Depository Credit Institutions--4.94%
American Express Credit Corporation	3.00	05/16/2008
American General Finance Corporation Series MTN	4.00	03/15/2011
American General Finance Corporation Series MTNH	2.75	06/15/2008
Boeing Capital Corporation	6.10	03/01/2011
CIT Group Incorporated Series MTN	4.75	12/15/2010
CIT Group Incorporated Series MTN±	1.25	04/19/2006
Citigroup Incorporated	6.00	10/31/2033
Countrywide Home Loans Incorporated	3.25	05/21/2008
Ford Motor Credit Company	7.38	02/01/2011			200,000	210,580
Ford Motor Credit Company	7.00	10/01/2013	1,850,000	1,859,914
Ford Motor Credit Company	7.38	10/28/2009
Ford Motor Credit Company±	1.01	08/15/2048
Ford Motor Credit Company±	3.05	10/25/2004
General Electric Capital Corporation	3.50	05/01/2008
General Electric Capital Corporation Series MTNA	6.75	03/15/2032	4,755,000	5,082,391
General Motors Acceptance Corporation	6.75	01/15/2006
General Motors Acceptance Corporation	6.88	09/15/2011	2,460,000	2,509,808
Household Finance Corporation	5.75	01/30/2007
Household Finance Corporation	7.63	05/17/2032
Household Finance Corporation	8.00	07/15/2010
International Lease Finance Corporation	5.75	02/15/2007
John Deere Capital Corporation	7.00	03/15/2012
MBNA Corp Corporation Series MTN	5.63	11/30/2007			55,000	57,604
SLM Corporation Series MTN±	1.39	07/25/2007
SLM Corporation Series MTNA	5.00	10/01/2013

Total Non-Depository Credit Institutions				9,452,113		268,184

Oil & Gas Extraction--0.74%
Anadarko Petroleum Corporation	7.20	03/15/2029
Burlington Resources Finance Company	7.40	12/01/2031
ChevronTexaco Capital Company Notes	3.50	09/17/2007			350,000	350,226
ConocoPhillips	8.75	05/25/2010
Conocophillips	5.90	10/15/2032
Encana Corporation	4.75	10/15/2013
Nexen Incorporated	7.88	03/15/2032
Nexen Incorporated	5.05	11/20/2013
Occidental Petroleum Corporation	6.75	01/15/2012
Occidental Petroleum Corporation	8.45	02/15/2029
Occidental Petroleum Corporation Senior Notes	6.50	04/01/2005			175,000	181,455
Pan American Energy LLC Yankee Notes	6.63	09/15/2005			300,000	315,918
Petroleos Mexicanos Yankee Notes	6.50	02/01/2005			270,000	277,965
Pioneer Natural Resources Company Senior Notes	6.50	01/15/2008			100,000	107,651
Transocean Sedco Forex Corporation Notes	6.75	04/15/2005			150,000	154,545
Valero Energy Corporation Notes	4.75	06/15/2013			100,000	93,780

Total Oil & Gas Extraction				0		1,481,540

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Petroleum Refining & Related Industries--1.08%
Alberta Energy Company Limited	7.38	11/01/2031
Amerada Hess Corporation	7.30	08/15/2031
CenterPoint Energy Resources Corporation Senior Notes, Series B	7.88	04/01/2013	800,000	892,829
Chesapeake Energy Corporation Senior Notes	7.50	07/15/2010	700,000	726,250
Devon Energy Corporation Senior Debentures	7.95	04/15/2032	1,080,000	1,254,584
Keyspan Corporation	7.63	11/15/2010
Peabody Energy Corporation Senior Notes	6.88	03/15/2013	700,000	708,750
Pemex Project Funding Master Trust Guaranteed Notes	6.13	08/15/2008	800,000	832,000	90,000	93,600
Plains All American Pipeline LP Senior Notes	7.75	10/15/2012	500,000	549,543
Texas Eastern Transmission Corporation Notes	5.25	07/15/2017	860,000	889,532
Transocean Sedco Forex Corporation Bonds	7.50	04/15/2031	600,000	679,441
Valero Energy Corporation Notes	4.75	06/15/2013	1,350,000	1,266,027

Total Petroleum Refining & Related Industries				7,798,956		93,600

Primary Metal Industries--0.14%
Alcoa Incorporated	5.38	01/15/2013
International Steel Group Senior Notes (b)	6.50	04/15/2014	750,000	703,125

Total Primary Metal Industries				703,125		0

Printing, Publishing & Allied Industries--0.25%
Boise Cascade Corporation Senior Notes	6.50	11/01/2010	750,000	760,940
Dex Media Incorporated††	8.00	11/15/2013
Georgia-Pacific Corporation Senior Notes	8.88	02/01/2010	650,000	726,375
Viacom Incorporated	7.88	07/30/2030

Total Printing, Publishing & Allied Industries				1,487,315		0

Railroad Transportation--0.58%
Burlington Northern Santa Fe Corporation Notes, 7.125%, Due 12/15/10	7.13	12/15/2010			150,000	167,525
Canadian National Railway Company	6.38	10/15/2011
Canadian National Railway Company	7.38	10/15/2031
Union Pacific Corporation	6.50	04/15/2012
Union Pacific Corporation	6.25	05/01/2034
Union Pacific Corporation Notes	5.75	10/15/2007	1,105,000	1,167,489
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	5.75	10/15/2007			120,000	126,786

Total Railroad Transportation				1,167,489		294,311

Real Estate--0.70%
Archstone-Smith Operating Trust	3.00	06/15/2008
Health Care Property Investors Incorporated	6.45	06/25/2012
Healthcare Realty Trust	5.13	04/01/2014
iStar Financial Incorporated††	4.88	01/15/2009
Rouse Company	5.38	11/26/2013
Simon Property Group LP	6.35	08/28/2012
Spieker Properities Incorporated	6.75	01/15/2008
Vornado Realty Trust	4.75	12/01/2010
Weingarten Realty Investors Series MTNA	4.86	01/15/2014

Total Real Estate				0		0

Security & Commodity Brokers, Dealers, Exchanges & Services--2.91%
Bear Stearns Company Incorporated	5.70	01/15/2007
Citigroup Incorporated	5.13	05/05/2014
Citigroup Incorporated±	6.00	06/04/2007
Credit Suisse FB USA Incorporated	4.70	06/01/2009
Goldman Sachs Capital	6.35	02/15/2034
Goldman Sachs Group Incorporated	3.88	01/15/2009
Goldman Sachs Group Incorporated	4.75	07/15/2013
Jefferies Group Incorporated	7.75	03/15/2012
JP Morgan Chase & Company	4.00	02/01/2008
JP Morgan Chase & Company	6.75	02/01/2011
JP Morgan Chase & Company	6.63	03/15/2012
Lehman Brothers Holdings Incorporated	6.63	01/18/2012
Merril Lynch & Company Incorporated	6.00	02/17/2009
Merrill Lynch & Company	4.13	01/15/2009
Morgan Stanley	3.88	01/15/2009
Morgan Stanley	4.75	04/01/2014
Morgan Stanley	6.75	04/15/2011

Total Security & Commodity Brokers, Dealers, Exchanges & Services				0		0

Telecommunications--0.12%
Sprint Capital Corporation	6.00	01/15/2007

Total Telecommunications				0		0

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Transportation Equipment--0.92%
Daimler Chrysler NA Holding Corporation	6.50	11/15/2013
Daimlerchrysler NA Holdings Corporation	7.30	01/15/2012
Daimlerchrysler NA Holdings Corporation	7.20	09/01/2009
Daimlerchrysler NA Holdings Series MTN	1.87	05/24/2006
DaimlerChrysler North America Holding Corporation Guaranteed Notes	4.05	06/04/2008	1,000,000	973,156
DaimlerChrysler North America Holding Corporation Notes, Tranche #1	7.38	09/15/2006	1,100,000	1,187,319	225,000	242,861
General Motors Corporation	8.38	07/15/2033
Northrop Grumman Corporation	7.13	02/15/2011
Raytheon Company	6.75	08/15/2007

Total Transportation Equipment				2,160,475		242,861

Waste Management--0.19%
Waste Management, Incorporated Senior Notes	6.38	11/15/2012	500,000	528,024
Waste Management, Incorporated Senior Notes	7.38	08/01/2010	295,000	331,500
Allied Waste North America, Incorporated Senior Secured Notes	8.88	04/01/2008	850,000	924,375

Total Waste Management				1,783,899		0

Water Transportation--0.15%
Overseas Shipholding Group	7.50	02/15/2024
Republic Services Incorporated	6.75	08/15/2011

Total Water Transportation				0		0

Wholesale Trade Non-Durable Goods--0.08%
Unilever Capital Corporation	6.88	11/01/2005
						705,000
Total Wholesale Trade Non-Durable Goods				0		0

Total Corporate Bonds & Notes (Cost $350,557,995)				93,528,189		24,126,457

Mortgage-Backed Securities--0.99%
Commercial Mortgage Pass-Through Certificate Series 2003-LB1A Class X2††(c)±	1.63	06/10/2010
Credit Suisse First Boston Mortgage Securities Corporation Series 2004-C1 Class AX††(c)±	0.08	01/15/2037				38,564,034
Lehman Brothers-UBS Commercial Mortgage Obligation Series C3 Class X Class††(c)±	0.24	02/15/2037				30,243,702
Wachovia Bank Commercial Mortgage Trust Series 2002 C1††(c)±	0.32	04/15/2034				75,630,749
Wachovia Bank Commercial Mortgage Trust Series 2003 C4 Xp††(c)±	1.02	04/15/2035				44,077,651
Washington Mutual Asset Securities Corporation Series 2003-C1A Class X††(c)±	3.33	01/25/2035				11,099,472

Total Mortgage-Backed Securities (Cost $9,170,875)				0		0

Foreign Government Bonds--2.32%
America Movil SA de CV††	5.50	03/01/2014	700,000	648,690	100,000	92,670
CHC Helicopter Corporation††	7.38	05/01/2014
Chile Government International Bond	5.50	01/15/2013
Dai-Ichi Mutual Life††	5.73	03/17/2014
Malaysia Government International Bond	8.75	06/01/2009
Mexico Government International Bond Series MTN	6.38	01/16/2013
Nationwide Building Society††	2.63	01/30/2007
New Brunswick Province	3.50	10/23/2007
Preferred Term Securities XIII Class B-3††±	4.63	03/24/2034
Quebec Province	4.88	05/05/2014
Republic of South Africa	6.50	06/02/2014	750,000	749,063
Telefonos de Mexico SA	4.50	11/19/2008	1,415,000	1,377,644	100,000	97,360
TXU Australia Holdings††	6.15	11/15/2013
Unibanco-Uniao de Banco††	7.38	12/15/2013
United Mexican States Yankee Notes	8.63	03/12/2008			180,000	205,650
United Mexican States Series MTNA	7.50	04/08/2033
United Utilities	5.38	02/01/2019

Total Foreign Government Bonds (Cost $22,079,851)				2,775,397		395,680

Bond Fund--1.92%
iShares GS Investop Corporate Bond Fund

Total Bond Fund (Cost $18,040,984)				0		0

Affiliated Bond Funds--1.80%
Wells Fargo High Yield Bond Fund Class A‡

Total Affiliated Bond Funds (Cost $16,685,417)				0		0

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

US Government Agency Securities--37.79%
Federal Home Loan Mortgage Corporation--11.28%
FHLMC	7.00	03/15/2010
FHLMC	3.38	04/15/2009
FHLMC	5.13	07/15/2012	3,735,000	3,767,599
FHLMC	10.50	08/01/2019	163,801	186,551
FHLMC	6.63	09/15/2009
FHLMC	5.50	09/15/2011
FHLMC	4.23	10/25/2043	2,823,339	2,888,473
FHLMC	4.30	10/25/2043	2,320,762	2,381,320
FHLMC	7.50	12/01/2011	632,200	669,404
FHLMC	7.50	12/01/2011	856,709	905,970
FHLMC	2.88	12/15/2006
FHLMC #789483	5.67	06/01/2032	627,172	647,009
FHLMC #865469	6.11	08/01/2025	140,989	144,203
FHLMC #B10796	5.00	12/01/2018
FHLMC #B11772	5.00	01/01/2019
FHLMC #B11773	5.00	01/01/2019
FHLMC #B11838	5.00	01/01/2019
FHLMC #B11840	5.00	01/01/2019
FHLMC #B11857	5.00	01/01/2019
FHLMC #B11858	5.00	01/01/2019
FHLMC #B11859	5.00	01/01/2019
FHLMC #B12151	5.00	02/01/2019
FHLMC #B12316	5.00	02/01/2019
FHLMC #B12785	5.00	03/01/2019
FHLMC #B12801	5.00	03/01/2019
FHLMC #B12856	5.00	03/01/2019
FHLMC #B12950	5.00	03/01/2019
FHLMC #B12951	5.00	03/01/2019
FHLMC #B12978	5.00	03/01/2019
FHLMC #B12997	4.50	03/01/2019
FHLMC #C10444	6.00	01/01/2033
FHLMC #C65576	7.50	04/01/2032
FHLMC #C90583	6.00	10/01/2022
FHLMC #C90588	5.50	11/01/2022
FHLMC #C90606	5.50	01/01/2023
FHLMC #C90645	5.50	03/01/2023
FHLMC #D95720	5.50	11/01/2022
FHLMC #E97128	5.00	06/01/2018
FHLMC #E97433	5.00	07/01/2018
FHLMC #E99373	5.00	10/01/2018
FHLMC #E99463	5.00	10/01/2018
FHLMC #G01647	4.00	01/01/2034
FHLMC #M80895	5.00	01/01/2011
FHLMC #M80910	5.00	02/01/2011
FHLMC #M80911	4.00	04/01/2011
FHLMC #M80913	5.00	04/01/2011
FHLMC #M80914	5.00	03/01/2011
FHLMC #M80916	4.00	05/01/2011
FHLMC #M90909	3.50	03/01/2009
FHLMC #M90913	3.50	04/01/2009
FHLMC #M90918	3.50	05/01/2009
FHLMC	6.88	09/15/2010	1,885,000	2,113,882
FHLMC Series 2545 Class HT	4.50	04/15/2018
FHLMC Series 2635 Class DG	4.50	01/15/2018
FHLMC TBA%	4.00	06/15/2019	625,000	610,352
FHLMC TBA%	4.00	06/01/2011

Total Federal Home Loan Mortgage Corporation				14,314,763		0

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Federal National Mortgage Association--24.66%
FNMA	7.13	01/15/2030
FNMA	2.38	02/15/2007
FNMA	8.00	03/01/2013	2,659,244	2,862,011
FNMA	4.67	04/01/2014	3,091,506	2,989,100
FNMA	8.00	04/01/2017	439,547	479,975
FNMA	5.25	04/15/2007	5,195,000	5,464,350
FNMA	8.00	04/25/2022	735,939	775,208
FNMA	8.50	05/01/2026	746,902	824,469
FNMA	6.00	05/15/2011	2,020,000	2,165,915
FNMA	6.25	05/15/2029
FNMA	9.50	06/01/2005	3,565	3,615
FNMA	8.00	06/01/2012	1,070,873	1,147,437
FNMA	9.50	06/25/2019	542,981	597,990
FNMA	8.33	07/15/2020	689,284	777,501
FNMA	3.25	08/15/2008
FNMA	8.00	09/01/2023	316,294	345,833
FNMA	6.63	10/15/2007
FNMA	4.63	10/15/2013	4,000,000	3,839,864
FNMA	8.50	11/01/2026	1,032,555	1,169,024
FNMA	6.23	12/01/2008	4,226,412	4,540,241
FNMA	6.00	12/01/2014	7,101,248	7,383,079
FNMA	9.00	12/01/2016	446,667	509,895
FNMA	9.50	12/25/2041	2,466,147	2,775,186
FNMA #759436	6.50	01/01/2034
FNMA #254190	5.50	02/01/2009
FNMA #254513	6.00	10/01/2022
FNMA #254544	6.00	11/01/2022
FNMA #254688	5.50	03/01/2023
FNMA #254765	6.50	05/01/2033
FNMA #254831	5.00	08/01/2023
FNMA #254963	5.50	10/01/2023
FNMA #255047	5.50	01/01/2024
FNMA #323756	6.20	05/01/2009	2,217,727	2,381,217
FNMA #357464	4.50	12/01/2018
FNMA #488341	6.50	04/01/2029
FNMA #520842	8.00	11/01/2029
FNMA #545026	6.50	06/01/2016
FNMA #545460	5.80	11/01/2031	1,545,371	1,597,271
FNMA #545814	6.50	08/01/2032
FNMA #555138	6.00	01/01/2023
FNMA #555531	5.50	06/01/2033
FNMA #555867	5.50	11/01/2023
FNMA #584829	6.00	05/01/2016
FNMA #646644	6.17	06/01/2032	1,257,096	1,286,587
FNMA #669345	6.50	11/01/2032
FNMA #725238	5.00	03/01/2034
FNMA #743673	6.50	11/01/2033
FNMA #743965	6.50	11/01/2033
FNMA #746299	4.14	09/01/2033
FNMA #746320	3.76	10/01/2033
FNMA #751927	3.75	09/01/2033
FNMA #754308	6.50	12/01/2033
FNMA #756761	5.50	03/01/2024
FNMA #758879	6.50	01/01/2034
FNMA #759002	6.50	01/01/2034
FNMA #763140	4.24	12/01/2033
FNMA Series 2002-82 Class XJ	4.50	09/25/2012
FNMA Series 2002-85 Class PA	5.50	01/25/2022
FNMA Series 2003-13 Class GA	4.50	06/25/2032
FNMA Series 2003-17 Class PQ	4.50	03/25/2016
FNMA Series 2003-24 Class PA	4.50	11/25/2009
FNMA Series 2003-32 Class KA	5.00	07/25/2013
FNMA Series 2003-41 Class YN	4.00	05/25/2017
FNMA Series 2003-79 Class KA	3.75	05/25/2011
FNMA Series 2003-92 Class VH	5.00	02/25/2019
FNMA Series 2004-29 Class AB	4.50	10/25/2018
FNMA Series 2004-29 Class L	4.00	09/25/2017
FNMA Series 2004-30 Class EG	4.50	01/25/2018
FNMA Series 2004-40 Class BA	4.50	09/25/2018
FNMA TBA%	5.00%	06/01/2018	5,470,000	5,464,872
FNMA TBA%	4.50%	06/01/2019
FNMA TBA%	5.50%	06/01/2032	20,720,000	20,512,800
FNMA TBA%	5.00%	06/01/2034	24,800,000	23,831,262

Total Federal National Mortgage Association				93,724,702		0

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Government National Mortgage Association--1.85%
GNMA	8.00	12/15/2017	1,907,026	2,105,075
GNMA #3489	6.00	12/20/2033
GNMA #604556	5.50	08/15/2033
GNMA #781123	7.00	12/15/2029
GNMA TBA%	6.00	06/01/2034

Total Government National Mortgage Association				2,105,075		0

Total US Government Agency Securities (Cost $348,890,066)				110,144,540		0

Municipal Bonds--0.76%
Austin, Texas Electric Utility System Revenue Refunding	5.50	11/15/2016	3,000,000	3,333,750
California GO	6.30	10/01/2007	1,500,000	1,661,250
Tobacco Settlement Financing Corporation Revenue	4.00	06/01/2006	1,000,000	1,027,500
Tobacco Settlement Financing Corporation Revenue	5.00	06/01/2009	1,000,000	1,003,200

Total Municipal Bonds (Cost $7,184,428)				7,025,700		0

US Treasury Securities--7.38%
US Treasury Bills--0.12%
US Treasury Bill (d)	1.34	11/18/2004
US Treasury Bill (d)	0.91	06/24/2004	475,000	474,512	25,000	24,985

Total US Treasury Bills				474,512		24,985

US Treasury Bonds--3.73%
US Treasury Bond	5.75	02/15/2020	2,305,000	2,510,830
US Treasury Bond	7.13	02/15/2023
US Treasury Bond	5.50	02/15/2031	590,000	594,564
US Treasury Bond	5.38	02/15/2031	3,965,000	3,980,955
US Treasury Bond	6.25	08/15/2023
US Treasury Bond	7.63	08/15/2028	2,020,000	2,555,775
US Treasury Bond	8.50	11/15/2021	2,420,000	3,261,991
US Treasury Bond	8.00	11/15/2022	1,300,000	1,696,500
US Treasury Bond	6.13	11/15/2027

Total US Treasury Bonds				14,600,615		0

US Treasury Notes--3.53%
US Treasury Note	2.25	04/30/2006
US Treasury Note	3.13	04/15/2009
US Treasury Note	3.88	05/15/2009	6,485,000	6,508,560	70,000	70,254
US Treasury Note	4.00	02/15/2014
US Treasury Note	4.75	05/15/2014	835,000	841,524	216,000	217,688

Total US Treasury Notes				7,350,084		287,942

Total US Treasury Securities (Cost $68,861,110)				22,425,211		312,927

Common Stocks--0.00%
NATG Holdings LLC/Orius Capital Corporation (Acquired 4/15/04; Cost $555,556) (b) (e) (f):			3,117	3,417
OpTel, Incorporated Non-Voting (Acquired 4/14/98; Cost $20,000) (b) (e) (f)			500	5

Total Common Stocks (Cost $575,556)				3,422		0

Warrants--0.00%
NATG Holdings LLC/Orius Capital Corporation Class A, Expire 2/01/10 (Acquired 4/15/04; Cost $0) (b) (e) (f)			3,454	0
NATG Holdings LLC/Orius Capital Corporation Class B, Expire 2/01/10 (Acquired 4/15/04; Cost $0) (b) (e) (f)			3,636	0
NATG Holdings LLC/Orius Capital Corporation Class C, Expire 2/01/10 (Acquired 4/15/04; Cost $0) (b) (e) (f)			8,080	0

Total Warrants (Cost $0)				0		0

			Strong Advisor Bond Fund		Strong Corporate Income Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Collateral for Securities Lending--22.91%
Collateral for Security Lending
Navigator Prime Portfolio (a)			19,625,668	19,625,668

Total Collateral for Securities Lending (Cost $211,253,364)				19,625,668		0

Short-Term Investments--3.90%
Mutual Fund--0.50%
Wells Fargo Money Market Trust~

Total Mutual Fund				0		0

Repurchase Agreements--3.37%
Bear Stearns Company Incorporated - 102% Collateralized By US Government Securities	1.08	06/01/2004
Greenwich Capital Market Incorporated - 102% Collateralized By US Government Securities	1.08	06/01/2004
ABN AMRO Incorporated (Dated 3/31/04) (Repurchase Proceeds $14,000,393; Collateralized by: United States Government & Agency Issues (a)	1.01	06/01/2004	14,000,000	14,000,000
State Street Bank (Dated 3/31/04) (Repurchase Proceeds $1,449,630); Collateralized by United States Government & Agency Issues (a)	0.75	06/01/2004	1,449,600	1,449,600	63,500	63,500

Total Repurchase Agreements				15,449,600		63,500

United States Government & Agency Issues--0.03%
FHLMC Guaranteed Interest Only Mortgage Participation Certificates	5.50	12/25/2004	36,000,000	262,800

Total United States Government & Agency Issues				262,800		0

Total Short-Term Investments (Cost $35,929,094)				15,712,400		63,500

Total Investments in Securities (Cost $1,202,650,178)--129.79%				317,062,972		24,898,564

Other Assets and Liabilities, Net---(29.79)%				(71,017,502)		286,085

Total Net Assets--100.0%				246,045,470		25,184,649

SCHEDULE OF SECURITIES SOLD SHORT - MAY 31, 2004--(0.78)%
FNMA TBA%	5.50	06/01/2034
FNMA TBA%	4.50	06/01/2019
FNMA TBA%	5.00	06/01/2034

Total Securities Sold Short (Cost $(7,154,784))

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Asset-Backed Securities--9.27%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3	5.35	06/25/2032
American Express Credit Account Master Trust Series 2004-3 Class A	4.35	12/15/2011			1,139,000	1,141,670
Americredit Automobile Receivables Trust Series 2002-C Class A4	3.55	02/12/2009	260,000	262,330
Americredit Automobile Series 2003-DM Class A4	2.84	08/06/2010	1,530,000	1,512,543
Bank of America Mortgage Securities, Incorporated Variable Rate Pass-Thru Certificates, Series 2002-E, Class A-1	6.62	06/20/2031
Capital Auto Receivables Asset Trust Series 2004-1 Class A3	2.00	11/15/2007			3,309,000	3,263,339
Capital One Auto Finance Trust Series 2003-B Class A4	3.18	09/15/2010	2,155,000	2,129,021
Chase Funding Mortgage Loan Asset-Backed Series 2003-5 Class 1A1±	1.22	04/25/2018	3,016,821	3,017,796
Chase Manhattan Auto Owner Trust Series 2004-A Class A3	2.08	05/15/2008			2,030,000	2,005,392
Citibank Credit Card Issuance Trust Notes Series 2001-A8, Class A8	4.10	12/07/2006
Citibank Credit Card Issuance Trust Series 2000-A3 Class A3	6.88	11/16/2009			1,800,000	1,983,372
Citibank Credit Card Issuance Trust Series 2003-A10 Class A10	4.75	12/10/2015			1,410,000	1,363,056
Citibank Credit Card Issuance Trust Series 2003-A6 Class A6	2.90	05/17/2010			1,415,000	1,361,216
Citibank Credit Card Issuance Trust Series 2004-A1 Class A1	2.55	01/20/2009			3,185,000	3,126,262
Connecticut RRB Special Purpose Trust Cl&P Series 1 Class A5	6.21	12/30/2011			200,000	216,436
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-C2, Class A-2	6.52	01/17/2035
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1	5.61	12/19/2039
CWMBS, Incorporated Variable Rate Mortgage Pass-Thru Certificates, Series 2001-HYB1, Class 2A1	4.62	06/19/2031
Delta Air Lines Incorporated Series 2002-1	6.42	07/02/2012	825,000	854,628
Financial Asset Securities Corporation Floating Rate Trust Certificates, Series 2003-1A (b)	1.45	09/27/2033
First Franklin Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2002-FF1, Class I-A-2%	1.39	06/25/2032
Ford Credit Auto Owner Trust Series 2002-D Class A2B±	1.17	03/15/2005	118,526	118,530
Ford Credit Auto Owner Trust Series 2003-A Class A3A	2.20	07/17/2006	3,200,000	3,206,583
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB (b)	1.76	01/11/2035
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1	5.32	04/10/2014
Household Automotive Trust Series 2003-2 Class A4	3.02	12/17/2010	1,870,000	1,838,462
John Deere Owner Trust Series 2004-A Class A4	3.02	03/15/2011	2,425,000	2,384,836
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2 (b)	1.00	04/15/2035
JP Morgan Chase Commercial Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-C2, Class A3	5.39	05/15/2041
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1	6.17	10/25/2032
MBNA Credit Card Master Note Trust Series 2001-A1 Class A1	5.75	10/15/2008			960,000	1,012,622
Metris Master Trust Floating Rate Asset-Backed Securities, Series 1999-2, Class A,	1.80	01/20/2010
Morgan Stanley Capital ABS I, Incorporated Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-HE1, Class A3	1.41	05/25/2033
Mountain Capital CLO I, Ltd./Mountain Capital CLO I Corporation Variable Rate Notes, Series 1A, Class A-1 (b)	1.74	04/15/2011
National City Auto Receivables Trust Series 2004-A Class A3	2.11	07/15/2008			1,115,000	1,101,829
National City Credit Card Master Trust Series 2000-1 Class A±	1.25	08/15/2007			4,470,000	4,477,981
Nomura Asset Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2004-AP1, Class A1	1.30	03/25/2034
Providian Gateway Master Trust Series 2001-B Class A††±	1.40	04/15/2009	2,200,000	2,204,404
Residential Accredit Loans, Incorporated Mortgage-Backed Pass-Thru Certificates, Series 2001-QS14, Class A6	5.50	10/25/2031
Residential Asset Mortgage Products, Incorporated Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS7, Class A-IO,	2.00	05/25/2005
Residential Asset Securities Corporation Variable Rate Home Equity Mortgage Asset-Backed Pass-Thru Certificates, Series 2004-KS1, Class AI1	1.45	09/25/2020
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates, Series 1998-2, Class A	1.56	02/25/2028
Washington Mutual Mortgage Pass-Thru Certificates Series 2002-AR4, Class A-7	5.50	04/26/2032
Washington Mutual Mortgage Pass-Thru Certificates Series 2002-AR7, Class A-6	5.53	07/25/2032
World Omni Auto Receivables Trust Series 2003-B Class A3	2.20	01/15/2008			1,115,000	1,107,157

Total Asset-Backed Securities (Cost $85,379,589)				17,529,133		22,160,332

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Collateralized Mortgage Obligations--2.99%
Banc of America Commercial Mortgage Incorporated Series 2004-1 Class XP(c)±	0.83	11/10/2039	50,380,000	1,688,118
Banc of America Commercial Mortgage Incorporated Series 2004-2 Class XP(c)±	1.16	11/10/2038	19,560,000	1,008,656
Bear Stearns Commercial Mortgage Securities Series 2003-T10 Class X2††(c)±	1.27	03/13/2040	29,036,000	1,739,259
Bear Stearns Commercial Mortgage Securities Series 2003-T12 Class X2††(c)±	0.80	08/13/2039	65,795,000	2,086,129
CS First Boston Mortgage Securities Corporation Series 1998-C2 Class AX(c)±	0.94	11/11/2030	27,950,894	1,016,230
CS First Boston Mortgage Securities Corporation Series 2003-C3 Class AX††(c)±	0.10	05/15/2038	35,817,486	1,399,669
First Union National Bank - Bank of America Commercial Mortgage Trust Interest Only Series 2001-C1 Class IO2††(c)±	1.73	03/15/2011	25,500,000	2,022,352
GE Capital Mortgage Corporation Series 2004-C1 Class X2††(c)±	1.20	11/10/2038	27,380,000	1,434,624
Global Signal Trust Series 2004-1 Class A††	3.71	01/15/2034	2,976,294	2,877,590
GMAC Commercial Mortgage Securities Incorporated Interest Only Series 2002-C1 Class X1††(c)±	0.52	11/15/2039	42,071,542	1,391,752
GMAC Commercial Mortgage Securities Incorporated Series 1997-C1 Class A3	6.87	07/15/2029	3,258,975	3,510,825
Greenwich Capital Commercial Funding Corporation Series 2004-GG1A Class XP††(c)±	0.55	06/10/2036	114,600,000	2,277,354
Nomura Asset Securities Corporation Series 1998-D6 Class A1B	6.59	03/15/2030			2,760,000	3,009,415
Salomon Brothers Mortgage Securities VII Series 2002 Key2 X1††(c)±	1.28	03/18/2036	32,514,277	2,123,192

Total Collateralized Mortgage Obligations (Cost $28,041,849)				24,575,750		3,009,415

Corporate Bonds & Notes--37.76%
Amusement & Recreation Services--0.04%
International Game Technology	8.38	05/15/2009	320,000	369,861

Total Amusement & Recreation Services				369,861		0

Apparel & Accessory Stores--0.06%
Kohls Corporation	6.00	01/15/2033	585,000	556,619

Total Apparel & Accessory Stores				556,619		0

Building Construction-General Contractors & Operative Builders--0.06%
MDC Holdings Incorporated	5.50	05/15/2013	540,000	517,886

Total Building Construction-General Contractors & Operative Builders				517,886		0

Business Services--0.43%
Household Finance Corporation	5.88	02/01/2009			1,745,000	1,842,404

Total Business Services				0		1,842,404

Chemicals & Allied Products--0.30%
Dow Chemical Company	6.00	10/01/2012	500,000	517,491
E.I. Du Pont de Nemours	4.13	04/30/2010			1,100,000	1,076,290
Wyeth	5.50	02/01/2014	615,000	586,538	630,000	600,844

Total Chemicals & Allied Products				1,104,029		1,677,134

Communications--6.31%
AT&T Corporation	8.05	11/15/2011	810,000	873,518
AT&T Corporation Senior Notes	8.05	11/15/2011
AT&T Wireless Services Incorporated	7.88	03/01/2011	865,000	983,786
AT&T Wireless Services Incorporated	8.75	03/01/2031			330,000	402,217
AT&T Wireless Services, Incorporated Senior Notes	7.35	03/01/2006
Bellsouth Corporation	6.00	10/15/2011	725,000	762,104
British Sky Broadcasting PLC	8.20	07/15/2009			750,000	865,517
British Telecommunications plc	8.38	12/15/2010	1,010,000	1,182,636
Cingular Wireless LLC Senior Notes	6.50	12/15/2011
Citizens Communications Company Senior Notes	8.50	05/15/2006
Citizens Communications Company Senior Notes	7.63	08/15/2008
Clear Channel Communications Incorporated	7.65	09/15/2010	420,000	475,228
Clear Channel Communications, Incorporated Senior Notes	4.63	01/15/2008
Clear Channel Communications, Incorporated Senior Notes	8.00	11/01/2008
Comcast Cable Communications Holdings Incorporated	8.38	03/15/2013	2,970,000	3,486,774	2,190,000	2,571,056
Comcast Corporation Senior Notes	6.50	01/15/2015
Comcast Corporation Senior Notes	5.85	01/15/2010
Cox Communications Incorporated	4.63	06/01/2013			690,000	635,618
Cox Communications Incorporated	7.13	10/01/2012	1,800,000	1,969,243
Cox Communications, Incorporated Notes	7.75	08/15/2006
Cox Enterprises Incorporated††	8.00	02/15/2007	1,690,000	1,872,088
Deutsche Telekom International Finance BV	8.75	06/15/2030	845,000	1,029,451	735,000	895,439
Deutsche Telekom International Finance BV Yankee Notes	3.88	07/22/2008
DirecTV Holding LLC/DirecTV Financing, Incorporated Senior Notes	8.38	03/15/2013
France Telecom	8.20	03/01/2006			830,000	895,592
France Telecom	8.75	03/01/2011			670,000	776,614
France Telecom SA Yankee Notes	10.00	03/01/2031
Liberty Media Corporation	5.70	05/15/2013	545,000	536,927
Liberty Media Corporation	7.88	07/15/2009			355,000	399,696
Liberty Media Corporation Senior Notes	3.50	09/25/2006
Liberty Media Corporation±	2.61	09/17/2006	2,425,000	2,466,186
News America Holdings	9.25	02/01/2013	1,125,000	1,412,332	550,000	690,473
News America Holdings, Incorporated Debentures	8.25	08/10/2018
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes (b)	6.00	07/15/2013
Readers Digest Association, Incorporated Senior Notes (b)	6.50	03/01/2011
Southwestern Bell Telephone Company	7.00	07/01/2015	510,000	559,256
Sprint Capital Corporation	7.63	01/30/2011			550,000	610,651
Sprint Capital Corporation	6.90	05/01/2019	2,245,000	2,287,170
Sprint Capital Corporation Notes	8.38	03/15/2012
Sprint Capital Corporation Notes	8.75	03/15/2032
Sprint Capital Corporation Notes	6.13	11/15/2008
Telecom Italia Capital††	5.25	11/15/2013			860,000	831,690
Telecom Italia Capital††	5.25	11/15/2013	1,425,000	1,378,092
Time Warner Companies Incorporated	6.63	05/15/2029	1,390,000	1,351,486
Time Warner Entertainment Company LP Senior Notes	8.88	10/01/2012
Time Warner Incorporated	6.88	05/01/2012			1,975,000	2,134,693
Verizon Communications Debentures	8.75	11/01/2021
Verizon Global Funding Corporation	7.75	12/01/2030	560,000	630,327	460,000	517,769
Verizon Global Funding Corporation Notes	7.38	09/01/2012
Verizon New England Incorporated	6.50	09/15/2011	1,725,000	1,836,238
Verizon New York Incorporated Series A	6.88	04/01/2012			545,000	586,174
Verizon Virginia, Incorporated Debentures, Series A	4.63	03/15/2013
Verizon Wireless Capital LLC Notes	5.38	12/15/2006
Viacom, Incorporated Notes	7.15	05/20/2005
Vivendi Universal SA Senior Yankee Notes	6.25	07/15/2008
Vodafone Group plc	7.75	02/15/2010	590,000	675,679
Vodafone Group PLC Yankee Notes	7.63	02/15/2005
Walt Disney Company	7.00	03/01/2032			445,000	476,364

Total Communications				25,768,521		13,289,563

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Depository Institutions--3.40%
Astoria Financial Corporation Notes	5.75	10/15/2012
Bank of America Corporation	5.88	02/15/2009			920,000	977,560
Bank of America Corporation	7.80	09/15/2016	1,820,000	2,138,500
Bank of America Corporation	5.25	12/01/2015			565,000	542,139
Bank of America Corporation Senior Notes	5.38	06/15/2014
Bank One Corporation	7.75	07/15/2025	735,000	841,501
Bankamerica Corporation	7.13	05/01/2006	2,000,000	2,155,798
Banknorth Group Incorporated	3.75	05/01/2008	425,000	419,716
Barclays Bank plc	7.40	12/15/2009	350,000	396,753
BNP Paribas Subordinated Notes	7.20	01/15/2007
Capital One Bank	6.50	06/13/2013	485,000	494,787
Capital One Bank	5.75	09/15/2010			1,845,000	1,890,793
Capital One Bank Notes	4.88	08/15/2008
First Midwest Capital Trust I††	6.95	12/01/2033	685,000	691,190
First Tennessee National Corporation	4.50	05/15/2013	600,000	557,676
First Union Corporation Subordinated Notes	7.80	09/15/2006
Fleetboston Financial Corporation	3.85	02/15/2008	570,000	567,905
Fleetboston Financial Corporation	7.25	09/15/2005	1,480,000	1,568,433
Golden West Financial Corporation	4.75	10/01/2012	805,000	778,744
Greenpoint Bank Series BKNT	9.25	10/01/2010	645,000	787,045
Huntington National Bank Senior Notes	3.13	05/15/2008
Independence Community Bank Corporation±	3.50	06/20/2013	930,000	884,345
International Bank for Reconstruction and Development Yankee Bonds	4.38	09/28/2006
JP Morgan Chase & Company Subordinated Notes	6.75	08/15/2008
Keycorp	2.75	02/27/2007	570,000	557,244
KeyCorp Senior Notes, Tranch #85	4.63	05/16/2005
KeyCorp Senior Subordinated Notes	8.00	07/01/2004
Korea Development Bank Yankee Notes	5.75	09/10/2013
M&T Bank Corporation Floating Rate Subordinated Notes	3.85	04/01/2013
National City Bank Series BKNT	6.20	12/15/2011	1,525,000	1,616,418
National Westminster Bank plc	7.38	10/01/2009	1,030,000	1,179,018
PNC Funding Corporation	5.25	11/15/2015			630,000	603,312
PNC Funding Corporation Subordinated Notes	6.88	07/15/2007
Popular North America Incorporated	4.25	04/01/2008	575,000	574,702
RBS Capital Trust±	4.71	12/29/2049			375,000	344,558
Royal Bank of Scotland Group	5.00	11/12/2013			330,000	321,682
Southtrust Corporation	5.80	06/15/2014	765,000	772,309
Suntrust Banks, Inc. Notes	5.05	07/01/2007
Unionbancal Corporation	5.25	12/16/2013	235,000	230,679
US Bancorp Medium-Term Notes	4.75	06/30/2005
US Bancorp Series MTNN	3.95	08/23/2007	2,000,000	2,010,534
Wachovia Corporation	3.63	02/17/2009			1,225,000	1,186,491
Washington Mutual Bank FA	6.88	06/15/2011	505,000	557,072
Washington Mutual Inc. Senior Notes	5.63	01/15/2017
Wells Fargo & Company Senior Notes	5.25	12/01/2007
Wells Fargo & Company Subordinated Notes	4.95	10/16/2013
Zions Bancorporation	6.00	09/15/2015	605,000	607,148	705,000	707,503

Total Depository Institutions				20,387,517		6,574,038

Electric, Gas & Sanitary Services--2.01%
Alabama Power Capital Trust V±	5.50	10/01/2042	400,000	412,277
American Electric Power Series C	5.38	03/15/2010			360,000	367,675
Columbus Southern Power Company Senior Notes	5.50	03/01/2013
Cons Edison Company of New York, Incorporated Debentures	3.85	06/15/2013
Constellation Energy Group Incorporated	7.60	04/01/2032	660,000	730,093
Dominion Resources Incorporated Series E	6.75	12/15/2032	680,000	684,450
Exelon Generation Company LLC Notes (b)	5.35	01/15/2014
First Energy Corporation Series B	6.45	11/15/2011			385,000	400,303
Florida Power and Light Company First Mortgage Bonds	4.85	02/01/2013
FPL Group Capital, Incorporated Guaranteed Debentures	3.25	04/11/2006
NiSource Finance Corporation Notes	7.63	11/15/2005
NiSource Finance Corporation Senior Notes	6.15	03/01/2013
Northern States Power Company First Mortgage Bonds, Series B	8.00	08/28/2012
Ohio Power Company Senior Notes	5.5	02/15/2013
Oncor Electric Delivery Company	6.38	05/01/2012	990,000	1,058,319
Oncor Electric Delivery Company	7.00	05/01/2032	460,000	493,269
Pacific Gas and Electric	6.05	03/01/2034			1,710,000	1,603,110
Progress Energy Incorporated	7.75	03/01/2031			540,000	605,053
Progress Energy Incorporated	7.00	10/30/2031	435,000	447,468
PSEG Power LLC	6.95	06/01/2012	1,105,000	1,197,491
Public Service Company of Colorado	7.88	10/01/2012			485,000	571,198
Public Service Electric & Gas Company Notes	9.13	07/01/2005
Sempra Energy±	1.74	05/21/2008	1,570,000	1,568,152
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A	8	06/01/2008
Southern California Edison	8.00	02/15/2007			1,390,000	1,543,938
Southwestern Electric Power Company First Mortgage Bonds	7.00	09/01/2007
TXU Energy Company LLC Senior Notes	6.13	03/15/2008
TXU Energy Company LLC Senior Notes	7	03/15/2013
Wisconsin Electric Power Company Notes	4.50	05/15/2013

Total Electric, Gas & Sanitary Services				6,591,519		5,091,277

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Electronic & Other Electrical Equipment & Components, Except Computer Equipment--0.25%
Jabil Circuit, Incorporated Senior Notes	5.88	07/15/2010
L-3 Communications Corporation Senior Subordinated Notes	7.63	06/15/2012
Wisconsin Energy Corporation	5.50	12/01/2008	675,000	703,583

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment				703,583		0

Engineering, Accounting, Research Management & Related Services--0.06%
Science Applications International	5.50	07/01/2033	600,000	528,387

Total Engineering, Accounting, Research Management & Related Services				528,387		0

Fabricated Metal Products, Except Machinery & Transportation Equipment--0.22%
Lockheed Martin Corporation	8.50	12/01/2029	1,050,000	1,309,818	555,000	692,333

Total Fabricated Metal Products, Except Machinery & Transportation Equipment				1,309,818		692,333

Financial Services--4.20%
American General Finance Corporation Notes, Series H	4.50	01/15/2007
Associates Corporation NA Debentures	6.95	11/01/2018
CIT Group, Inc. Notes	6.50	02/07/2006
CIT Group, Inc. Senior Notes	2.88	09/29/2006
Citigroup Incorporated	6.50	01/18/2011			720,000	783,224
Citigroup Incorporated	6.63	06/15/2032	2,160,000	2,228,614
Citigroup Incorporated	7.25	10/01/2010			1,958,000	2,200,524
Core Investment Grade Trust Pass-Thru Certificates	4.73	11/30/2007
EOP Operating LP Notes	6.75	02/15/2012
EOP Operating LP Notes, 6.625%, Due 2/15/05	6.63	02/15/2005
EOP Operating LP Notes, 6.75%, Due 2/15/12	6.75	02/15/2012
First Chicago NBD Capital I Floating Rate Preferred Securities	1.68	02/01/2027
Ford Motor Credit Company Notes	6.50	01/25/2007
Fund American Companies, Inc. Guaranteed Senior Notes	5.88	05/15/2013
General Electric Capital Corporation Guaranteed Subordinated Notes	7.88	12/01/2006
General Electric Capital Corporation Note	5.88	02/15/2012
General Electric Capital Corporation Note	4.63	09/15/2009
General Electric Capital Corporation Series MTN	3.25	06/15/2009			1,160,000	1,101,744
General Motors Acceptance Corporation Bonds	8.00	11/01/2031
General Motors Acceptance Corporation Notes	6.88	08/28/2012
Household Finance Corporation Bonds	7.35	11/27/2032
Household Finance Corporation Notes	6.50	01/24/2006
Household Finance Corporation Notes	6.38	11/27/2012
International Finance Corporation Notes	4.75	04/30/2007
International Lease Finance Corporation Notes	5.88	05/01/2013
MetLife, Incorporated Debentures	3.91	05/15/2005
Morgan Stanley Notes	5.30	03/01/2013
Morgan Stanley Tracers (b)	6.80	09/15/2012
National Rural Utilities Cooperative Finance Corporation Collateral Trust Notes	6.00	05/15/2006
Normandy Finance, Ltd. Yankee Notes (b)	7.63	07/15/2008
Principal Life Global Funding I Medium-Term Notes, Tranche #23 (b)	3.63	04/30/2008
Province of Quebec Notes	5.00	07/17/2009
Regency Centers LP Notes, 7.95%, Due 1/15/11	7.95	01/15/2011
Simon Property Group LP Notes, 7.125%, Due 2/09/09	7.13	02/09/2009
SLM Corporation Medium-Term Notes, Tranche #13	3.63	03/17/2008
United Mexican States Yankee Notes	7.50	01/14/2012
US Bank National Association Subordinated Notes	6.30	02/01/2014

Total Financial Services				2,228,614		4,085,492

Food & Kindred Products--0.66%
Bottling Group LLC	4.63	11/15/2012			725,000	701,095
Cadbury Schweppes US Finance LLC††	3.88	10/01/2008	1,050,000	1,029,656
Cia Brasileira De Bebidas††	8.75	09/15/2013	1,250,000	1,293,750
Conagra Incorporated	7.00	10/01/2028	445,000	474,791
General Mills Incorporated	5.13	02/15/2007	505,000	525,115
Kellogg Company Series B	6.00	04/01/2006	455,000	480,137
Pepsi Bottling Group Incorporated Series B	7.00	03/01/2029	385,000	426,799
Pepsiamericas Incorporated	7.29	09/15/2026	774,000	838,814

Total Food & Kindred Products				5,069,062		701,095

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Food Stores--1.08%
Albertson's Incorporated	7.45	08/01/2029	725,000	779,483
Conagra Foods, Incorporated Notes	6.75	09/15/2011
Conagra Foods, Incorporated Senior Notes	9.88	11/15/2005
General Mills Corporation Notes	8.75	09/15/2004
Kraft Foods, Incorporated Notes	5.25	06/01/2007
Kraft Foods, Incorporated Notes	5.25	10/01/2013
Kraft Foods, Incorporated Notes	4.63	11/01/2006
Kroger Company	5.50	02/01/2013	960,000	955,353
Kroger Company	7.50	04/01/2031			275,000	303,665
Kroger Company Notes	6.75	04/15/2012
Kroger Company Senior Bonds	8.00	09/15/2029
Unilever Capital Corporation Notes	7.13	11/01/2010
Yum! Brands Incorporated	7.70	07/01/2012			960,000	1,097,544

Total Food Stores				1,734,836		1,401,209

Forestry--0.20%
Weyerhaeuser Company	5.95	11/01/2008	810,000	856,053
Weyerhaeuser Company	6.75	03/15/2012			365,000	394,319
Weyerhaeuser Company	7.38	03/15/2032			545,000	588,994

Total Forestry				856,053		983,313

General Merchandise Stores--0.21%
Federated Department Stores	6.63	04/01/2011	520,000	563,474
May Department Stores Company	8.00	07/15/2012	375,000	434,120
Wal-Mart Stores Incorporated	7.55	02/15/2030	820,000	979,250

Total General Merchandise Stores				1,976,844		0

Health Services--0.56%
Anthem Incorporated	6.80	08/01/2012	830,000	908,793
Fresenius Medical Care Capital Trust II Units	7.88	02/01/2008
HCA, Incorporated Notes	8.75	09/01/2010
HCA Incorporated	5.75	03/15/2014	1,465,000	1,360,134
Humana Incorporated	6.30	08/01/2018	390,000	387,794
Medco Health Solutions Incorporated	7.25	08/15/2013			750,000	795,853
Unitedhealth Group Incorporated	4.88	04/01/2013	230,000	223,794

Total Health Services				2,880,515		795,853

Holding & Other Investment Offices--1.64%
Credit Suisse First Boston USA, Incorporated Notes	4.63	01/15/2008
Credit Suisse First Boston USA, Incorporated Notes	5.88	08/01/2006
Goldman Sachs Group, Incorporated Notes	7.63	08/17/2005
Bear Stearns Companies, Incorporated Senior Notes	6.75	12/15/2007
Chrysler Financial Company LLC Series EMTN±	1.32	04/27/2005	2,200,000	2,189,713
Citigroup, Incorporated Notes	5.50	08/09/2006
Citigroup, Incorporated Subordinated Notes	5.63	08/27/2012
Countrywide Home Loans, Incorporated Medium-Term Notes, Series K	3.50	12/19/2005
Credit Suisse First Boston USA, Incorporated Notes	6.50	01/15/2012
Goldman Sachs Group, Incorporated Notes	4.13	01/15/2008
Goldman Sachs Group, Incorporated Senior Notes	5.15	01/15/2014
Lehman Brothers Holdings, Incorporated Notes,	4.00	01/22/2008
Merrill Lynch & Company, Incorporated Medium-Term Notes	2.07	06/12/2006
Merrill Lynch & Company, Incorporated Medium-Term Notes Tranche #312	4.00	11/15/2007
Morgan Stanley Notes	5.80	04/01/2007
National Rural Utilities Cooperative Finance Corporation Notes	5.75	08/28/2009
Prudential Funding LLC Series MTN††	6.60	05/15/2008	3,000,000	3,263,514
TRAC-X NA Limited Series Ser2††	4.25	03/25/2009	6,500,000	6,319,625
UFJ Finance Aruba AEC	6.75	07/15/2013			275,000	281,354

Total Holding & Other Investment Offices				11,772,852		281,354

Industrial & Commercial Machinery & Computer Equipment--0.17%
Tyco International Group SA	6.00	11/15/2013	675,000	683,711

Total Industrial & Commercial Machinery & Computer Equipment				683,711		0

Industrial --1.21%
Alcoa, Incorporated Notes	7.25	08/01/2005
Anheuser Busch Companies, Incorporated Notes	5.38	09/15/2008
Cendant Corporation Senior Notes	6.25	01/15/2008
Chumash Casino & Resort Enterprise Senior Notes (b)	9.00	07/15/2010
DaimlerChrysler North America Holding Corporation Notes	7.75	01/18/2011
FedEx Corporation Notes (b)	2.65	04/01/2007
FedEx Corporation Notes, (b)	2.65	04/01/2007
General Dynamics Corporation Notes	3.00	05/15/2008
General Motors Corporation Notes	7.20	01/15/2011
Harrahs Operating, Incorporated Senior Notes	7.13	06/01/2007
Hewlett Packard Company Notes	6.50	07/01/2012
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes (b)	6.25	01/24/2014
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes (b)	6.25	01/24/2014
International Game Technology Senior Notes	8.38	05/15/2009
International Paper Company Notes	5.85	10/30/2012
Kimberly-Clark Corporation Notes	4.50	07/30/2005
Mohegan Tribal Gaming Authority Senior Subordinated Notes	8.00	04/01/2012
Procter & Gamble Company Notes	6.88	09/15/2006
Republic Services, Incorporated Notes	7.13	05/15/2009
RR Donnelley & Sons Company Senior Notes (b)	4.95	04/01/2014
Target Corporation Notes	6.35	01/15/2011
The Gap, Incorporated Notes	6.90	09/15/2007
UST, Incorporated Notes	6.63	07/15/2012
UST, Incorporated Senior Notes	8.80	03/15/2005
Wal-Mart Stores, Incorporated Notes	4.13	02/15/2011				695,000
Wal-Mart Stores, Incorporated Senior Notes	6.88	08/10/2009
Waste Management, Incorporated Senior Notes	6.50	11/15/2008

Total Industrial				0		0

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Insurance Agents, Brokers & Service--0.30%
Aegon NV	4.75	06/01/2013	515,000	490,341
Allstate Corporation	6.13	12/15/2032	395,000	386,857
PXRE Capital Trust I	8.85	02/01/2027	1,220,000	1,220,000
Travelers Property and Casualty Corporation Senior Notes	5.00	03/15/2013
Travelers Property Casualty Corporation	6.38	03/15/2033	555,000	542,422

Total Insurance Agents, Brokers & Service				2,639,620		0

Insurance Carriers--1.00%
AMBAC Financial Group Incorporated	9.38	08/01/2011	605,000	756,623
American International Group Series MTNF	2.85	12/01/2005	480,000	481,742
Assurant Incorporated††	6.75	02/15/2034	590,000	579,833
Fidelity National Financial Incorporated	5.25	03/15/2013	600,000	582,953
Hartford Financial Services Group	4.75	03/01/2014	390,000	366,537
John Hancock Financial Services Incorporated	5.63	12/01/2008	460,000	484,336
MBIA Incorporated	9.38	02/15/2011	415,000	522,889
MetLife Incorporated	5.38	12/15/2012	525,000	530,859
Nationwide CSN Trust††	9.88	02/15/2025	880,000	959,226
Odyssey Re Holdings	7.65	11/01/2013	565,000	604,823
Principal Life Incorporated Funding	3.20	04/01/2009	1,370,000	1,304,713
Prudential Financial Incorporated Series MTN	3.75	05/01/2008	950,000	941,634
Safeco Corporation	4.88	02/01/2010	560,000	568,792
WR Berkley Corporation	5.13	09/30/2010	520,000	520,594

Total Insurance Carriers				9,205,554		0

Miscellaneous Manufacturing Industries--0.31%
General Electric Company	5.00	02/01/2013			665,000	653,419
Tyco International Group SA	6.38	10/15/2011			2,130,000	2,239,133

Total Miscellaneous Manufacturing Industries				0		2,892,552

Motion Pictures--0.12%
Time Warner Entertainment Companies LP	8.38	07/15/2033			935,000	1,094,029

Total Motion Pictures				0		1,094,029

National Security & International Affairs--0.16%
Goodrich Corporation	7.63	12/15/2012	850,000	953,839

Total National Security & International Affairs				953,839		0

Non-Depository Credit Institutions--4.94%
American Express Credit Corporation	3.00	05/16/2008	715,000	685,356
American General Finance Corporation Series MTN	4.00	03/15/2011	655,000	619,182
American General Finance Corporation Series MTNH	2.75	06/15/2008	1,435,000	1,353,439
Boeing Capital Corporation	6.10	03/01/2011	545,000	572,164	700,000	734,890
CIT Group Incorporated Series MTN	4.75	12/15/2010	740,000	724,803
CIT Group Incorporated Series MTN±	1.25	04/19/2006	2,860,000	2,858,556
Citigroup Incorporated	6.00	10/31/2033			410,000	390,445
Countrywide Home Loans Incorporated	3.25	05/21/2008	2,410,000	2,316,788
Ford Motor Credit Company	7.38	02/01/2011	2,715,000	2,854,880
Ford Motor Credit Company	7.00	10/01/2013	840,000	843,072	830,000	833,035
Ford Motor Credit Company	7.38	10/28/2009			1,240,000	1,317,195
Ford Motor Credit Company±	1.01	08/15/2048			300,000	297,039
Ford Motor Credit Company±	3.05	10/25/2004			625,000	628,483
General Electric Capital Corporation	3.50	05/01/2008			1,420,000	1,394,545
General Electric Capital Corporation Series MTNA	6.75	03/15/2032	2,130,000	2,269,306
General Motors Acceptance Corporation	6.75	01/15/2006	1,730,000	1,819,476
General Motors Acceptance Corporation	6.88	09/15/2011	2,735,000	2,786,415	2,210,000	2,251,546
Household Finance Corporation	5.75	01/30/2007			1,650,000	1,742,347
Household Finance Corporation	7.63	05/17/2032			255,000	295,409
Household Finance Corporation	8.00	07/15/2010	1,955,000	2,264,781
International Lease Finance Corporation	5.75	02/15/2007	515,000	545,438
John Deere Capital Corporation	7.00	03/15/2012	535,000	597,166
MBNA Corp Corporation Series MTN	5.63	11/30/2007	480,000	502,328
SLM Corporation Series MTN±	1.39	07/25/2007	1,955,000	1,958,103
SLM Corporation Series MTNA	5.00	10/01/2013			370,000	355,300

Total Non-Depository Credit Institutions				25,571,253		10,240,234

Oil & Gas Extraction--0.74%
Anadarko Petroleum Corporation	7.20	03/15/2029	370,000	405,024
Burlington Resources Finance Company	7.40	12/01/2031	695,000	786,346
ChevronTexaco Capital Company Notes	3.50	09/17/2007
ConocoPhillips	8.75	05/25/2010	1,445,000	1,745,382
Conocophillips	5.90	10/15/2032			275,000	264,378
Encana Corporation	4.75	10/15/2013			535,000	503,097
Nexen Incorporated	7.88	03/15/2032	490,000	569,139
Nexen Incorporated	5.05	11/20/2013	285,000	272,490
Occidental Petroleum Corporation	6.75	01/15/2012	345,000	378,931
Occidental Petroleum Corporation	8.45	02/15/2029	335,000	425,571
Occidental Petroleum Corporation Senior Notes	6.50	04/01/2005
Pan American Energy LLC Yankee Notes	6.63	09/15/2005
Petroleos Mexicanos Yankee Notes	6.50	02/01/2005
Pioneer Natural Resources Company Senior Notes	6.50	01/15/2008
Transocean Sedco Forex Corporation Notes	6.75	04/15/2005
Valero Energy Corporation Notes	4.75	06/15/2013

Total Oil & Gas Extraction				4,582,883		767,475

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Petroleum Refining & Related Industries--1.08%
Alberta Energy Company Limited	7.38	11/01/2031			555,000	615,347
Amerada Hess Corporation	7.30	08/15/2031			745,000	751,939
CenterPoint Energy Resources Corporation Senior Notes, Series B	7.88	04/01/2013
Chesapeake Energy Corporation Senior Notes	7.50	07/15/2010
Devon Energy Corporation Senior Debentures	7.95	04/15/2032
Keyspan Corporation	7.63	11/15/2010	600,000	690,896
Peabody Energy Corporation Senior Notes	6.88	03/15/2013
Pemex Project Funding Master Trust Guaranteed Notes	6.13	08/15/2008
Plains All American Pipeline LP Senior Notes	7.75	10/15/2012
Texas Eastern Transmission Corporation Notes	5.25	07/15/2017
Transocean Sedco Forex Corporation Bonds	7.50	04/15/2031
Valero Energy Corporation Notes	4.75	06/15/2013

Total Petroleum Refining & Related Industries				690,896		1,367,286

Primary Metal Industries--0.14%
Alcoa Incorporated	5.38	01/15/2013	565,000	568,254
International Steel Group Senior Notes (b)	6.50	04/15/2014

Total Primary Metal Industries				568,254		0

Printing, Publishing & Allied Industries--0.25%
Boise Cascade Corporation Senior Notes	6.50	11/01/2010
Dex Media Incorporated††	8.00	11/15/2013	300,000	285,750
Georgia-Pacific Corporation Senior Notes	8.88	02/01/2010
Viacom Incorporated	7.88	07/30/2030	450,000	537,777

Total Printing, Publishing & Allied Industries				823,527		0

Railroad Transportation--0.58%
Burlington Northern Santa Fe Corporation Notes, 7.125%, Due 12/15/10	7.13	12/15/2010
Canadian National Railway Company	6.38	10/15/2011	515,000	554,767		515,000
Canadian National Railway Company	7.38	10/15/2031		980,000		1,123,839
Union Pacific Corporation	6.50	04/15/2012	1,190,000	1,280,145
Union Pacific Corporation	6.25	05/01/2034		995,000		968,709
Union Pacific Corporation Notes	5.75	10/15/2007
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	5.75	10/15/2007

Total Railroad Transportation				1,834,912		2,092,548

Real Estate--0.70%
Archstone-Smith Operating Trust	3.00	06/15/2008	595,000	565,224
Health Care Property Investors Incorporated	6.45	06/25/2012			680,000	727,337
Healthcare Realty Trust	5.13	04/01/2014			1,435,000	1,330,366
iStar Financial Incorporated††	4.88	01/15/2009	700,000	667,251
Rouse Company	5.38	11/26/2013	680,000	651,493
Simon Property Group LP	6.35	08/28/2012	780,000	821,891
Spieker Properities Incorporated	6.75	01/15/2008	420,000	456,174
Vornado Realty Trust	4.75	12/01/2010	700,000	682,680
Weingarten Realty Investors Series MTNA	4.86	01/15/2014	580,000	548,459

Total Real Estate				4,393,172		2,057,703

Security & Commodity Brokers, Dealers, Exchanges & Services--2.91%
Bear Stearns Company Incorporated	5.70	01/15/2007	2,170,000	2,288,256
Citigroup Incorporated	5.13	05/05/2014			715,000	697,458
Citigroup Incorporated±	6.00	06/04/2007	1,650,000	1,650,000
Credit Suisse FB USA Incorporated	4.70	06/01/2009	1,420,000	1,422,718
Goldman Sachs Capital	6.35	02/15/2034	905,000	850,771
Goldman Sachs Group Incorporated	3.88	01/15/2009	1,230,000	1,198,021
Goldman Sachs Group Incorporated	4.75	07/15/2013	2,080,000	1,945,156	950,000	888,412
Jefferies Group Incorporated	7.75	03/15/2012	767,000	866,135
JP Morgan Chase & Company	4.00	02/01/2008			2,240,000	2,237,932
JP Morgan Chase & Company	6.75	02/01/2011			785,000	855,740
JP Morgan Chase & Company	6.63	03/15/2012	2,000,000	2,173,994
Lehman Brothers Holdings Incorporated	6.63	01/18/2012	1,615,000	1,746,879
Merril Lynch & Company Incorporated	6.00	02/17/2009	1,465,000	1,558,145
Merrill Lynch & Company	4.13	01/15/2009			530,000	521,937
Morgan Stanley	3.88	01/15/2009	840,000	817,312
Morgan Stanley	4.75	04/01/2014	2,080,000	1,912,483	890,000	818,322
Morgan Stanley	6.75	04/15/2011	2,165,000	2,363,875

Total Security & Commodity Brokers, Dealers, Exchanges & Services				20,793,745		6,019,801

Telecommunications--0.12%
Sprint Capital Corporation	6.00	01/15/2007			1,035,000	1,087,993

Total Telecommunications				0		1,087,993

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Transportation Equipment--0.92%
Daimler Chrysler NA Holding Corporation	6.50	11/15/2013			635,000	643,462
Daimlerchrysler NA Holdings Corporation	7.30	01/15/2012	500,000	541,813
Daimlerchrysler NA Holdings Corporation	7.20	09/01/2009	1,220,000	1,320,013
Daimlerchrysler NA Holdings Series MTN	1.87	05/24/2006	1,795,000	1,794,246
DaimlerChrysler North America Holding Corporation Guaranteed Notes	4.05	06/04/2008
DaimlerChrysler North America Holding Corporation Notes, Tranche #1	7.38	09/15/2006
General Motors Corporation	8.38	07/15/2033	525,000	546,415
Northrop Grumman Corporation	7.13	02/15/2011	505,000	564,391
Raytheon Company	6.75	08/15/2007	605,000	656,518

Total Transportation Equipment				5,423,396		643,462

Waste Management--0.19%
Waste Management, Incorporated Senior Notes	6.38	11/15/2012
Waste Management, Incorporated Senior Notes	7.38	08/01/2010
Allied Waste North America, Incorporated Senior Secured Notes	8.88	04/01/2008

Total Waste Management				0		0

Water Transportation--0.15%
Overseas Shipholding Group	7.50	02/15/2024	700,000	644,875
Republic Services Incorporated	6.75	08/15/2011	705,000	768,790

Total Water Transportation				1,413,665		0

Wholesale Trade Non-Durable Goods--0.08%
Unilever Capital Corporation	6.88	11/01/2005	747,999

Total Wholesale Trade Non-Durable Goods				747,999		0

Total Corporate Bonds & Notes (Cost $350,557,995)				164,682,942		65,678,148

Mortgage-Backed Securities--0.99%
Commercial Mortgage Pass-Through Certificate Series 2003-LB1A Class X2††(c)±	1.63	06/10/2010	24,831,444	1,701,324
Credit Suisse First Boston Mortgage Securities Corporation Series 2004-C1 Class AX††(c)±	0.08	01/15/2037	38,564,034	883,572
Lehman Brothers-UBS Commercial Mortgage Obligation Series C3 Class X Class††(c)±	0.24	02/15/2037	30,243,702	895,516
Wachovia Bank Commercial Mortgage Trust Series 2002 C1††(c)±	0.32	04/15/2034	75,630,749	2,254,144
Wachovia Bank Commercial Mortgage Trust Series 2003 C4 Xp††(c)±	1.02	04/15/2035	44,077,651	1,988,281
Washington Mutual Asset Securities Corporation Series 2003-C1A Class X††(c)±	3.33	01/25/2035	11,099,472	1,435,639

Total Mortgage-Backed Securities (Cost $9,170,875)				9,158,476		0

Foreign Government Bonds--2.32%
America Movil SA de CV††	5.50	03/01/2014	2,105,000	1,945,441
CHC Helicopter Corporation††	7.38	05/01/2014	615,000	599,625
Chile Government International Bond	5.50	01/15/2013	540,000	539,190
Dai-Ichi Mutual Life††	5.73	03/17/2014	525,000	499,829
Malaysia Government International Bond	8.75	06/01/2009	455,000	538,174
Mexico Government International Bond Series MTN	6.38	01/16/2013			1,605,000	1,605,000
Nationwide Building Society††	2.63	01/30/2007	2,355,000	2,295,475
New Brunswick Province	3.50	10/23/2007			1,100,000	1,100,600
Preferred Term Securities XIII Class B-3††±	4.63	03/24/2034	2,610,000	2,487,069
Quebec Province	4.88	05/05/2014			825,000	799,725
Republic of South Africa	6.50	06/02/2014	1,075,000	1,070,969
Telefonos de Mexico SA	4.50	11/19/2008	245,000	237,307
TXU Australia Holdings††	6.15	11/15/2013			920,000	954,655
Unibanco-Uniao de Banco††	7.38	12/15/2013	385,000	346,500
United Mexican States Yankee Notes	8.63	03/12/2008
United Mexican States Series MTNA	7.50	04/08/2033	2,806,000	2,721,820
United Utilities	5.38	02/01/2019	535,000	497,214

Total Foreign Government Bonds (Cost $22,079,851)				13,778,613		4,459,980

Bond Fund--1.92%
iShares GS Investop Corporate Bond Fund			164,000	17,712,000

Total Bond Fund (Cost $18,040,984)				17,712,000		0

Affiliated Bond Funds--1.80%
Wells Fargo High Yield Bond Fund Class A‡			1,588,813	16,603,091

Total Affiliated Bond Funds (Cost $16,685,417)				16,603,091		0

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

US Government Agency Securities--37.79%
Federal Home Loan Mortgage Corporation--11.28%
FHLMC	7.00	03/15/2010	4,000,000	4,499,780
FHLMC	3.38	04/15/2009	2,755,000	2,651,426
FHLMC	5.13	07/15/2012
FHLMC	10.50	08/01/2019
FHLMC	6.63	09/15/2009			14,953,000	16,538,257
FHLMC	5.50	09/15/2011	2,285,000	2,369,870
FHLMC	4.23	10/25/2043
FHLMC	4.30	10/25/2043
FHLMC	7.50	12/01/2011
FHLMC	7.50	12/01/2011
FHLMC	2.88	12/15/2006			11,629,000	11,550,225
FHLMC #789483	5.67	06/01/2032
FHLMC #865469	6.11	08/01/2025
FHLMC #B10796	5.00	12/01/2018			395,431	395,904
FHLMC #B11772	5.00	01/01/2019			721,795	722,657
FHLMC #B11773	5.00	01/01/2019			228,600	228,873
FHLMC #B11838	5.00	01/01/2019			781,971	782,905
FHLMC #B11840	5.00	01/01/2019			600,699	601,416
FHLMC #B11857	5.00	01/01/2019			1,992,354	1,994,734
FHLMC #B11858	5.00	01/01/2019			2,401,675	2,404,544
FHLMC #B11859	5.00	01/01/2019			1,540,203	1,542,042
FHLMC #B12151	5.00	02/01/2019			852,795	853,813
FHLMC #B12316	5.00	02/01/2019			1,973,600	1,974,361
FHLMC #B12785	5.00	03/01/2019			241,615	241,708
FHLMC #B12801	5.00	03/01/2019			269,173	269,277
FHLMC #B12856	5.00	03/01/2019			288,838	288,949
FHLMC #B12950	5.00	03/01/2019			311,165	311,285
FHLMC #B12951	5.00	03/01/2019			213,151	213,405
FHLMC #B12978	5.00	03/01/2019			1,406,212	1,406,754
FHLMC #B12997	4.50	03/01/2019			2,782,905	2,721,739
FHLMC #C10444	6.00	01/01/2033	2,024,154	2,060,164
FHLMC #C65576	7.50	04/01/2032	2,237,127	2,399,149
FHLMC #C90583	6.00	10/01/2022			922,508	948,192
FHLMC #C90588	5.50	11/01/2022			373,591	377,076
FHLMC #C90606	5.50	01/01/2023			379,702	383,244
FHLMC #C90645	5.50	03/01/2023			291,818	294,322
FHLMC #D95720	5.50	11/01/2022			327,868	330,927
FHLMC #E97128	5.00	06/01/2018			269,895	270,217
FHLMC #E97433	5.00	07/01/2018			1,074,863	1,076,146
FHLMC #E99373	5.00	10/01/2018			361,849	362,281
FHLMC #E99463	5.00	10/01/2018			334,067	334,466
FHLMC #G01647	4.00	01/01/2034			2,064,515	1,827,005
FHLMC #M80895	5.00	01/01/2011			3,140,774	3,199,176
FHLMC #M80910	5.00	02/01/2011			348,842	355,137
FHLMC #M80911	4.00	04/01/2011			4,620,001	4,527,228
FHLMC #M80913	5.00	04/01/2011			123,097	125,318
FHLMC #M80914	5.00	03/01/2011			367,263	373,890
FHLMC #M80916	4.00	05/01/2011			4,850,000	4,752,607
FHLMC #M90909	3.50	03/01/2009			732,876	722,427
FHLMC #M90913	3.50	04/01/2009			5,623,060	5,542,886
FHLMC #M90918	3.50	05/01/2009			1,600,000	1,577,187
FHLMC	6.88	09/15/2010
FHLMC Series 2545 Class HT	4.50	04/15/2018			1,262,687	1,269,630
FHLMC Series 2635 Class DG	4.50	01/15/2018			1,189,402	1,155,965
FHLMC TBA%	4.50	06/15/2019			625,000	610,352
FHLMC TBA%	4.00	06/01/2011

Total Federal Home Loan Mortgage Corporation				13,980,389		75,657,545

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Federal National Mortgage Association--24.66%
FNMA	7.13	01/15/2030	1,400,000	1,617,375
FNMA	2.38	02/15/2007	4,700,000	4,588,478
FNMA	8.00	03/01/2013
FNMA	4.67	04/01/2014
FNMA	8.00	04/01/2017
FNMA	5.25	04/15/2007
FNMA	8.00	04/25/2022
FNMA	8.50	05/01/2026
FNMA	6.00	05/15/2011
FNMA	6.25	05/15/2029	1,600,000	1,668,488
FNMA	9.50	06/01/2005
FNMA	8.00	06/01/2012
FNMA	9.50	06/25/2019
FNMA	8.33	07/15/2020
FNMA	3.25	08/15/2008	2,100,000	2,039,438
FNMA	8.00	09/01/2023
FNMA	6.63	10/15/2007			7,706,000	8,437,500
FNMA	4.63	10/15/2013
FNMA	8.50	11/01/2026
FNMA	6.23	12/01/2008
FNMA	6.00	12/01/2014
FNMA	9.00	12/01/2016
FNMA	9.50	12/25/2041
FNMA #759436	6.50	01/01/2034			946,271	980,471
FNMA #254190	5.50	02/01/2009	972,729	991,703
FNMA #254513	6.00	10/01/2022			540,707	555,546
FNMA #254544	6.00	11/01/2022			1,039,570	1,068,099
FNMA #254688	5.50	03/01/2023	2,190,501	2,207,212	3,899,798	3,929,549
FNMA #254765	6.50	05/01/2033			2,962,869	3,069,954
FNMA #254831	5.00	08/01/2023	3,156,691	3,103,370
FNMA #254963	5.50	10/01/2023			3,365,843	3,391,520
FNMA #255047	5.50	01/01/2024			60,718	61,182
FNMA #323756	6.20	05/01/2009
FNMA #357464	4.50	12/01/2018	1,886,708	1,847,234
FNMA #488341	6.50	04/01/2029	536,982	557,331
FNMA #520842	8.00	11/01/2029	392,102	428,759
FNMA #545026	6.50	06/01/2016	825,483	871,972
FNMA #545460	5.80	11/01/2031
FNMA #545814	6.50	08/01/2032	1,280,861	1,327,152
FNMA #555138	6.00	01/01/2023			3,747,660	3,850,507
FNMA #555531	5.50	06/01/2033	3,425,404	3,398,497
FNMA #555867	5.50	11/01/2023			4,376,669	4,410,058
FNMA #584829	6.00	05/01/2016	832,668	865,402
FNMA #646644	6.17	06/01/2032
FNMA #669345	6.50	11/01/2032			360,314	373,336
FNMA #725238	5.00	03/01/2034			10,667,727	10,271,277
FNMA #743673	6.50	11/01/2033			1,556,072	1,612,312
FNMA #743965	6.50	11/01/2033			605,585	627,473
FNMA #746299	4.14	09/01/2033	3,257,309	3,229,803
FNMA #746320	3.76	10/01/2033	2,446,416	2,423,755
FNMA #751927	3.75	09/01/2033	1,725,107	1,710,282
FNMA #754308	6.50	12/01/2033			67,061	69,485
FNMA #756761	5.50	03/01/2024			1,390,252	1,400,858
FNMA #758879	6.50	01/01/2034			148,140	153,495
FNMA #759002	6.50	01/01/2034			159,581	165,348
FNMA #763140	4.24	12/01/2033	2,036,483	2,038,513
FNMA Series 2002-82 Class XJ	4.50	09/25/2012			1,748,000	1,779,350
FNMA Series 2002-85 Class PA	5.50	01/25/2022			1,315,232	1,334,871
FNMA Series 2003-13 Class GA	4.50	06/25/2032			3,513,827	3,562,791
FNMA Series 2003-17 Class PQ	4.50	03/25/2016			918,000	931,666
FNMA Series 2003-24 Class PA	4.50	11/25/2009			7,241,484	7,348,291
FNMA Series 2003-32 Class KA	5.00	07/25/2013			1,570,331	1,606,257
FNMA Series 2003-41 Class YN	4.00	05/25/2017			278,171	281,834
FNMA Series 2003-79 Class KA	3.75	05/25/2011			2,081,435	2,097,377
FNMA Series 2003-92 Class VH	5.00	02/25/2019			1,520,000	1,413,587
FNMA Series 2004-29 Class AB	4.50	10/25/2018			7,044,385	6,966,884
FNMA Series 2004-29 Class L	4.00	09/25/2017			4,510,013	4,417,190
FNMA Series 2004-30 Class EG	4.50	01/25/2018			3,757,313	3,741,855
FNMA Series 2004-40 Class BA	4.50	09/25/2018			2,463,987	2,436,138
FNMA TBA%	5.00%	06/01/2018			5,310,000	5,303,362
FNMA TBA%	4.50%	06/01/2019			3,021,000	2,949,251
FNMA TBA%	5.50%	06/01/2032			5,342,000	5,286,913
FNMA TBA%	5.00%	06/01/2034			3,012,000	2,893,403

Total Federal National Mortgage Association				34,914,764		98,778,990

				WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate		Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Government National Mortgage Association--1.85%
GNMA	8.00		12/15/2017
GNMA #3489	6.00		12/20/2033			4,572,124	4,656,777
GNMA #604556	5.50		08/15/2033	3,085,068	3,071,307
GNMA #781123	7.00		12/15/2029	1,472,285	1,559,482
GNMA TBA%		%	6.00			5,589,000	5,688,551

Total Government National Mortgage Association					4,630,789		10,345,328

Total US Government Agency Securities (Cost $348,890,066)					53,525,942		184,781,863

Municipal Bonds--0.76%
Austin, Texas Electric Utility System Revenue Refunding	5.50		11/15/2016
California GO	6.30		10/01/2007
Tobacco Settlement Financing Corporation Revenue	4.00		06/01/2006
Tobacco Settlement Financing Corporation Revenue	5.00		06/01/2009

Total Municipal Bonds (Cost $7,184,428)					0		0

US Treasury Securities--7.38%
US Treasury Bills--0.12%
US Treasury Bill (d)	1.34		11/18/2004	600,000	596,095
US Treasury Bill (d)	0.91		06/24/2004

Total US Treasury Bills					596,095		0

US Treasury Bonds--3.73%
US Treasury Bond	5.75		02/15/2020
US Treasury Bond	7.13		02/15/2023			6,362,000	7,668,946
US Treasury Bond	5.50		02/15/2031
US Treasury Bond	5.38		02/15/2031			1,102,000	1,106,089
US Treasury Bond	6.25		08/15/2023			1,828,000	2,011,800
US Treasury Bond	7.63		08/15/2028
US Treasury Bond	8.50		11/15/2021
US Treasury Bond	8.00		11/15/2022
US Treasury Bond	6.13		11/15/2027			8,317,000	9,063,259

Total US Treasury Bonds					0		19,850,094

US Treasury Notes--3.53%
US Treasury Note	2.25		04/30/2006			2,000	1,991
US Treasury Note	3.13		04/15/2009	5,620,000	5,457,329	2,566,000	2,491,727
US Treasury Note	3.88		05/15/2009	380,000	381,262
US Treasury Note	4.00		02/15/2014	5,905,000	5,613,441	1,288,000	1,224,405
US Treasury Note	4.75		05/15/2014	3,855,000	3,883,912	5,802,000	5,845,515

Total US Treasury Notes					15,335,944		9,563,638

Total US Treasury Securities (Cost $68,861,110)					15,932,039		29,413,732

Common Stocks--0.00%
NATG Holdings LLC/Orius Capital Corporation (Acquired 4/15/04; Cost $555,556) (b) (e) (f):
OpTel, Incorporated Non-Voting (Acquired 4/14/98; Cost $20,000) (b) (e) (f)

Total Common Stocks (Cost $575,556)					0		0

Warrants--0.00%
NATG Holdings LLC/Orius Capital Corporation Class A, Expire 2/01/10 (Acquired 4/15/04; Cost $0) (b) (e) (f)
NATG Holdings LLC/Orius Capital Corporation Class B, Expire 2/01/10 (Acquired 4/15/04; Cost $0) (b) (e) (f)
NATG Holdings LLC/Orius Capital Corporation Class C, Expire 2/01/10 (Acquired 4/15/04; Cost $0) (b) (e) (f)

Total Warrants (Cost $0)					0		0

			WF Income Fund		WF Montgomery Total Return Bond Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Collateral for Securities Lending--22.91%
Collateral for Security Lending				66,418,810		125,208,886
Navigator Prime Portfolio (a)

Total Collateral for Securities Lending (Cost $211,253,364)				66,418,810		125,208,886

Short-Term Investments--3.90%
Mutual Fund--0.50%
Wells Fargo Money Market Trust~			4,587,650	4,587,650

Total Mutual Fund				4,587,650		0

Repurchase Agreements--3.37%
Bear Stearns Company Incorporated - 102% Collateralized By US Government Securities	1.08	06/01/2004			13,771,000	13,771,000
Greenwich Capital Market Incorporated - 102% Collateralized By US Government Securities	1.08	06/01/2004			1,782,000	1,782,000
ABN AMRO Incorporated (Dated 3/31/04) (Repurchase Proceeds $14,000,393; Collateralized by: United States Government & Agency Issues (a)	1.01	06/01/2004
State Street Bank (Dated 3/31/04) (Repurchase Proceeds $1,449,630); Collateralized by United States Government & Agency Issues (a)	0.75	06/01/2004

Total Repurchase Agreements				0		15,553,000

United States Government & Agency Issues--0.03%
FHLMC Guaranteed Interest Only Mortgage Participation Certificates	5.50	12/25/2004

Total United States Government & Agency Issues				0		0

Total Short-Term Investments (Cost $35,929,094)				4,587,650		15,553,000

Total Investments in Securities (Cost $1,202,650,178)--129.79%				404,504,446		450,265,356

Other Assets and Liabilities, Net---(29.79)%				(66,507,730)		(137,431,114)

Total Net Assets--100.0%				337,996,716		312,834,242

SCHEDULE OF SECURITIES SOLD SHORT - MAY 31, 2004--(0.78)%
FNMA TBA%	5.50	06/01/2034			(3,300,000)	(3,265,970)
FNMA TBA%	4.50	06/01/2019			(3,021,000)	(2,949,251)
FNMA TBA%	5.00	06/01/2034			(993,000)	(953,901)

Total Securities Sold Short (Cost $(7,154,784))						(7,169,122)

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Asset-Backed Securities--9.27%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3		863,473	875,518
American Express Credit Account Master Trust Series 2004-3 Class A		1,139,000	1,141,670
Americredit Automobile Receivables Trust Series 2002-C Class A4		260,000	262,330
Americredit Automobile Series 2003-DM Class A4		1,530,000	1,512,543
Bank of America Mortgage Securities, Incorporated Variable Rate Pass-Thru Certificates, Series 2002-E, Class A-1		445,081	453,530
Capital Auto Receivables Asset Trust Series 2004-1 Class A3		3,309,000	3,263,339
Capital One Auto Finance Trust Series 2003-B Class A4		2,155,000	2,129,021
Chase Funding Mortgage Loan Asset-Backed Series 2003-5 Class 1A1±		3,016,821	3,017,796
Chase Manhattan Auto Owner Trust Series 2004-A Class A3		2,030,000	2,005,392
Citibank Credit Card Issuance Trust Notes Series 2001-A8, Class A8		8,955,000	9,072,414
Citibank Credit Card Issuance Trust Series 2000-A3 Class A3		1,800,000	1,983,372
Citibank Credit Card Issuance Trust Series 2003-A10 Class A10		4,410,000	4,243,056
Citibank Credit Card Issuance Trust Series 2003-A6 Class A6		1,415,000	1,361,216
Citibank Credit Card Issuance Trust Series 2004-A1 Class A1		3,185,000	3,126,262
Connecticut RRB Special Purpose Trust Cl&P Series 1 Class A5		200,000	216,436
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-C2, Class A-2		2,280,084	2,357,930
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2002-AR17, Class 2-A-1		248,491	250,230
CWMBS, Incorporated Variable Rate Mortgage Pass-Thru Certificates, Series 2001-HYB1, Class 2A1		361,643	369,328
Delta Air Lines Incorporated Series 2002-1		825,000	854,628
Financial Asset Securities Corporation Floating Rate Trust Certificates, Series 2003-1A (b)		859,515	859,515
First Franklin Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2002-FF1, Class I-A-2%		2,075,000	2,075,000
Ford Credit Auto Owner Trust Series 2002-D Class A2B±		118,526	118,530
Ford Credit Auto Owner Trust Series 2003-A Class A3A		3,200,000	3,206,583
Greenwich Capital Commercial Funding Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2002-C1, Class XPB (b)		24,000,000	1,458,750
Greenwich Capital Commercial Funding Corporation Mortgage Pass-Thru Certificates, Series 2004-GG1		3,440,000	3,388,938
Household Automotive Trust Series 2003-2 Class A4		1,870,000	1,838,462
John Deere Owner Trust Series 2004-A Class A4		2,425,000	2,384,836
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2 (b)		63,000,000	2,404,017
JP Morgan Chase Commercial Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-C2, Class A3		2,360,000	2,345,746
Master Adjustable Rate Mortgages Trust Pass-Thru Certificates, Series 2002-3, Class 4-A-1		1,132,332	1,153,934
MBNA Credit Card Master Note Trust Series 2001-A1 Class A1		960,000	1,012,622
Metris Master Trust Floating Rate Asset-Backed Securities, Series 1999-2, Class A,		2,265,000	2,265,734
Morgan Stanley Capital ABS I, Incorporated Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-HE1, Class A3		2,349,365	2,349,365
Mountain Capital CLO I, Ltd./Mountain Capital CLO I Corporation Variable Rate Notes, Series 1A, Class A-1 (b)		4,246,801	4,252,773
National City Auto Receivables Trust Series 2004-A Class A3		1,115,000	1,101,829
National City Credit Card Master Trust Series 2000-1 Class A±		4,470,000	4,477,981
Nomura Asset Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates, Series 2004-AP1, Class A1		2,747,153	2,747,153
Providian Gateway Master Trust Series 2001-B Class A††±		2,200,000	2,204,404
Residential Accredit Loans, Incorporated Mortgage-Backed Pass-Thru Certificates, Series 2001-QS14, Class A6		63,006	63,005
Residential Asset Mortgage Products, Incorporated Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS7, Class A-IO,		16,129,730	201,138
Residential Asset Securities Corporation Variable Rate Home Equity Mortgage Asset-Backed Pass-Thru Certificates, Series 2004-KS1, Class AI1		1,836,252	1,836,619
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates, Series 1998-2, Class A		516,297	516,619
Washington Mutual Mortgage Pass-Thru Certificates Series 2002-AR4, Class A-7		1,081,582	1,091,767
Washington Mutual Mortgage Pass-Thru Certificates Series 2002-AR7, Class A-6		547,655	553,422
World Omni Auto Receivables Trust Series 2003-B Class A3		1,115,000	1,107,157

Total Asset-Backed Securities (Cost $85,379,589)			85,511,910

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Collateralized Mortgage Obligations--2.99%
Banc of America Commercial Mortgage Incorporated Series 2004-1 Class XP(c)±		50,380,000	1,688,118
Banc of America Commercial Mortgage Incorporated Series 2004-2 Class XP(c)±		19,560,000	1,008,656
Bear Stearns Commercial Mortgage Securities Series 2003-T10 Class X2††(c)±		29,036,000	1,739,259
Bear Stearns Commercial Mortgage Securities Series 2003-T12 Class X2††(c)±		65,795,000	2,086,129
CS First Boston Mortgage Securities Corporation Series 1998-C2 Class AX(c)±		27,950,894	1,016,230
CS First Boston Mortgage Securities Corporation Series 2003-C3 Class AX††(c)±		35,817,486	1,399,669
First Union National Bank - Bank of America Commercial Mortgage Trust Interest Only Series 2001-C1 Class IO2††(c)±		25,500,000	2,022,352
GE Capital Mortgage Corporation Series 2004-C1 Class X2††(c)±		27,380,000	1,434,624
Global Signal Trust Series 2004-1 Class A††		2,976,294	2,877,590
GMAC Commercial Mortgage Securities Incorporated Interest Only Series 2002-C1 Class X1††(c)±		42,071,542	1,391,752
GMAC Commercial Mortgage Securities Incorporated Series 1997-C1 Class A3		3,258,975	3,510,825
Greenwich Capital Commercial Funding Corporation Series 2004-GG1A Class XP††(c)±		114,600,000	2,277,354
Nomura Asset Securities Corporation Series 1998-D6 Class A1B		2,760,000	3,009,415
Salomon Brothers Mortgage Securities VII Series 2002 Key2 X1††(c)±		32,514,277	2,123,192

Total Collateralized Mortgage Obligations (Cost $28,041,849)			27,585,165

Corporate Bonds & Notes--37.76%
Amusement & Recreation Services--0.04%
International Game Technology		320,000	369,861

Total Amusement & Recreation Services			369,861

Apparel & Accessory Stores--0.06%
Kohls Corporation		585,000	556,619

Total Apparel & Accessory Stores			556,619

Building Construction-General Contractors & Operative Builders--0.06%
MDC Holdings Incorporated		540,000	517,886

Total Building Construction-General Contractors & Operative Builders			517,886

Business Services--0.43%
Household Finance Corporation		3,710,000	3,919,201

Total Business Services			3,919,201

Chemicals & Allied Products--0.30%
Dow Chemical Company		500,000	517,491
E.I. Du Pont de Nemours		1,100,000	1,076,290
Wyeth		1,245,000	1,187,382

Total Chemicals & Allied Products			2,781,163

Communications--6.31%
AT&T Corporation		1,560,000	1,683,470
AT&T Corporation Senior Notes		75,000	80,995
AT&T Wireless Services Incorporated		865,000	983,786
AT&T Wireless Services Incorporated		1,355,000	1,655,164
AT&T Wireless Services, Incorporated Senior Notes		150,000	161,012
Bellsouth Corporation		725,000	762,104
British Sky Broadcasting PLC		750,000	865,517
British Telecommunications plc		1,010,000	1,182,636
Cingular Wireless LLC Senior Notes		165,000	176,253
Citizens Communications Company Senior Notes		1,000,000	1,067,958
Citizens Communications Company Senior Notes		50,000	51,158
Clear Channel Communications Incorporated		420,000	475,228
Clear Channel Communications, Incorporated Senior Notes		100,000	101,358
Clear Channel Communications, Incorporated Senior Notes		325,000	370,268
Comcast Cable Communications Holdings Incorporated		5,160,000	6,057,830
Comcast Corporation Senior Notes		200,000	208,070
Comcast Corporation Senior Notes		1,660,000	1,732,375
Cox Communications Incorporated		690,000	635,618
Cox Communications Incorporated		1,800,000	1,969,243
Cox Communications, Incorporated Notes		180,000	197,012
Cox Enterprises Incorporated††		1,690,000	1,872,088
Deutsche Telekom International Finance BV		1,580,000	1,924,890
Deutsche Telekom International Finance BV Yankee Notes		50,000	49,266
DirecTV Holding LLC/DirecTV Financing, Incorporated Senior Notes		650,000	721,500
France Telecom		830,000	895,592
France Telecom		845,000	979,727
France Telecom SA Yankee Notes		1,700,000	2,144,370
Liberty Media Corporation		545,000	536,927
Liberty Media Corporation		355,000	399,696
Liberty Media Corporation Senior Notes		150,000	149,945
Liberty Media Corporation±		2,425,000	2,466,186
News America Holdings		1,675,000	2,102,805
News America Holdings, Incorporated Debentures		170,000	202,459
PCCW-HKT Capital Number 2, Ltd. Guaranteed Notes (b)		860,000	846,621
Readers Digest Association, Incorporated Senior Notes (b)		750,000	742,500
Southwestern Bell Telephone Company		510,000	559,256
Sprint Capital Corporation		2,035,000	2,328,805
Sprint Capital Corporation		2,245,000	2,287,170
Sprint Capital Corporation Notes		100,000	115,458
Sprint Capital Corporation Notes		1,500,000	1,772,666
Sprint Capital Corporation Notes		140,000	147,664
Telecom Italia Capital††		860,000	831,690
Telecom Italia Capital††		1,425,000	1,378,092
Time Warner Companies Incorporated		1,390,000	1,351,486
Time Warner Entertainment Company LP Senior Notes		1,225,000	1,477,160
Time Warner Incorporated		1,975,000	2,134,693
Verizon Communications Debentures		570,000	685,466
Verizon Global Funding Corporation		1,020,000	1,148,096
Verizon Global Funding Corporation Notes		280,000	316,373
Verizon New England Incorporated		1,725,000	1,836,238
Verizon New York Incorporated Series A		545,000	586,174
Verizon Virginia, Incorporated Debentures, Series A		500,000	466,171
Verizon Wireless Capital LLC Notes		100,000	104,866
Viacom, Incorporated Notes		300,000	313,928
Vivendi Universal SA Senior Yankee Notes		535,000	561,750
Vodafone Group plc		590,000	675,679
Vodafone Group PLC Yankee Notes		175,000	181,981
Walt Disney Company		445,000	476,364

Total Communications			58,188,853

	Pro Forma Adjustment		Pro Forma Combined

			Shares or Principal Amount	Value

Depository Institutions--3.40%
Astoria Financial Corporation Notes			50,000	49,891
Bank of America Corporation			920,000	977,560
Bank of America Corporation			1,820,000	2,138,500
Bank of America Corporation			565,000	542,139
Bank of America Corporation Senior Notes			200,000	194,714
Bank One Corporation			735,000	841,501
Bankamerica Corporation			2,000,000	2,155,798
Banknorth Group Incorporated			425,000	419,716
Barclays Bank plc			350,000	396,753
BNP Paribas Subordinated Notes			350,000	381,773
Capital One Bank			485,000	494,787
Capital One Bank			1,845,000	1,890,793
Capital One Bank Notes			200,000	203,068
First Midwest Capital Trust I††			685,000	691,190
First Tennessee National Corporation			600,000	557,676
First Union Corporation Subordinated Notes			250,000	277,124
Fleetboston Financial Corporation			570,000	567,905
Fleetboston Financial Corporation			1,480,000	1,568,433
Golden West Financial Corporation			805,000	778,744
Greenpoint Bank Series BKNT			645,000	787,045
Huntington National Bank Senior Notes			150,000	143,879
Independence Community Bank Corporation±			930,000	884,345
International Bank for Reconstruction and Development Yankee Bonds			40,000	41,332
JP Morgan Chase & Company Subordinated Notes			300,000	327,770
Keycorp			570,000	557,244
KeyCorp Senior Notes, Tranch #85			250,000	255,318
KeyCorp Senior Subordinated Notes			100,000	100,508
Korea Development Bank Yankee Notes			100,000	100,239
M&T Bank Corporation Floating Rate Subordinated Notes			250,000	245,408
National City Bank Series BKNT			1,525,000	1,616,418
National Westminster Bank plc			1,030,000	1,179,018
PNC Funding Corporation			630,000	603,312
PNC Funding Corporation Subordinated Notes			300,000	326,965
Popular North America Incorporated			575,000	574,702
RBS Capital Trust±			375,000	344,558
Royal Bank of Scotland Group			330,000	321,682
Southtrust Corporation			765,000	772,309
Suntrust Banks, Inc. Notes			200,000	207,949
Unionbancal Corporation			235,000	230,679
US Bancorp Medium-Term Notes			125,000	128,324
US Bancorp Series MTNN			2,000,000	2,010,534
Wachovia Corporation			1,225,000	1,186,491
Washington Mutual Bank FA			505,000	557,072
Washington Mutual Inc. Senior Notes			300,000	315,667
Wells Fargo & Company Senior Notes	(261,475	)(1)	0	0
Wells Fargo & Company Subordinated Notes	(96,376	)(1)	0	0
Zions Bancorporation			2,085,000	2,093,985

Total Depository Institutions	(357,851)			31,040,818

Electric, Gas & Sanitary Services--2.01%
Alabama Power Capital Trust V±			400,000	412,277
American Electric Power Series C			360,000	367,675
Columbus Southern Power Company Senior Notes			100,000	100,611
Cons Edison Company of New York, Incorporated Debentures			125,000	113,124
Constellation Energy Group Incorporated			660,000	730,093
Dominion Resources Incorporated Series E			680,000	684,450
Exelon Generation Company LLC Notes (b)			725,000	703,236
First Energy Corporation Series B			385,000	400,303
Florida Power and Light Company First Mortgage Bonds			100,000	98,398
FPL Group Capital, Incorporated Guaranteed Debentures			200,000	201,341
NiSource Finance Corporation Notes			50,000	53,426
NiSource Finance Corporation Senior Notes			1,280,000	1,321,292
Northern States Power Company First Mortgage Bonds, Series B			150,000	178,177
Ohio Power Company Senior Notes			940,000	948,973
Oncor Electric Delivery Company			990,000	1,058,319
Oncor Electric Delivery Company			460,000	493,269
Pacific Gas and Electric			1,710,000	1,603,110
Progress Energy Incorporated			540,000	605,053
Progress Energy Incorporated			435,000	447,468
PSEG Power LLC			1,105,000	1,197,491
Public Service Company of Colorado			985,000	1,160,987
Public Service Electric & Gas Company Notes			400,000	427,463
Sempra Energy±			1,570,000	1,568,152
Sierra Pacific Power Company General and Refunding Mortgage Notes, Series A			700,000	745,500
Southern California Edison			1,390,000	1,543,938
Southwestern Electric Power Company First Mortgage Bonds			150,000	164,059
TXU Energy Company LLC Senior Notes			200,000	211,780
TXU Energy Company LLC Senior Notes			790,000	861,812
Wisconsin Electric Power Company Notes			100,000	94,833

Total Electric, Gas & Sanitary Services				18,496,610

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Electronic & Other Electrical Equipment & Components, Except Computer Equipment--0.25%
Jabil Circuit, Incorporated Senior Notes		1,000,000	1,032,081
L-3 Communications Corporation Senior Subordinated Notes		565,000	586,188
Wisconsin Energy Corporation		675,000	703,583

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment			2,321,852

Engineering, Accounting, Research Management & Related Services--0.06%
Science Applications International		600,000	528,387

Total Engineering, Accounting, Research Management & Related Services			528,387

Fabricated Metal Products, Except Machinery & Transportation Equipment--0.22%
Lockheed Martin Corporation		1,605,000	2,002,151

Total Fabricated Metal Products, Except Machinery & Transportation Equipment			2,002,151

Financial Services--4.20%
American General Finance Corporation Notes, Series H		175,000	178,091
Associates Corporation NA Debentures		800,000	882,426
CIT Group, Inc. Notes		100,000	105,897
CIT Group, Inc. Senior Notes		200,000	197,943
Citigroup Incorporated		720,000	783,224
Citigroup Incorporated		2,160,000	2,228,614
Citigroup Incorporated		1,958,000	2,200,524
Core Investment Grade Trust Pass-Thru Certificates		150,000	153,196
EOP Operating LP Notes		1,835,000	1,975,398
EOP Operating LP Notes, 6.625%, Due 2/15/05		110,000	113,367
EOP Operating LP Notes, 6.75%, Due 2/15/12		165,000	177,624
First Chicago NBD Capital I Floating Rate Preferred Securities		1,000,000	961,873
Ford Motor Credit Company Notes		300,000	314,846
Fund American Companies, Inc. Guaranteed Senior Notes		100,000	99,663
General Electric Capital Corporation Guaranteed Subordinated Notes		1,000,000	1,115,648
General Electric Capital Corporation Note		545,000	572,330
General Electric Capital Corporation Note		185,000	186,497
General Electric Capital Corporation Series MTN		1,160,000	1,101,744
General Motors Acceptance Corporation Bonds		725,000	735,041
General Motors Acceptance Corporation Notes		345,000	349,476
Household Finance Corporation Bonds		500,000	564,379
Household Finance Corporation Notes		90,000	95,398
Household Finance Corporation Notes		275,000	291,609
International Finance Corporation Notes		7,970,000	8,288,832
International Lease Finance Corporation Notes		965,000	987,759
MetLife, Incorporated Debentures		1,475,000	1,500,776
Morgan Stanley Notes		1,415,000	1,388,162
Morgan Stanley Tracers (b)		84,000	91,082
National Rural Utilities Cooperative Finance Corporation Collateral Trust Notes		3,145,000	3,326,954
Normandy Finance, Ltd. Yankee Notes (b)		800,000	886,328
Principal Life Global Funding I Medium-Term Notes, Tranche #23 (b)		250,000	248,191
Province of Quebec Notes		3,330,000	3,422,880
Regency Centers LP Notes, 7.95%, Due 1/15/11		180,000	204,911
Simon Property Group LP Notes, 7.125%, Due 2/09/09		150,000	164,939
SLM Corporation Medium-Term Notes, Tranche #13		200,000	198,348
United Mexican States Yankee Notes		1,175,000	1,273,700
US Bank National Association Subordinated Notes		1,250,000	1,325,116

Total Financial Services			38,692,786

Food & Kindred Products--0.66%
Bottling Group LLC		1,025,000	991,703
Cadbury Schweppes US Finance LLC††		1,050,000	1,029,656
Cia Brasileira De Bebidas††		1,250,000	1,293,750
Conagra Incorporated		445,000	474,791
General Mills Incorporated		505,000	525,115
Kellogg Company Series B		455,000	480,137
Pepsi Bottling Group Incorporated Series B		385,000	426,799
Pepsiamericas Incorporated		774,000	838,814

Total Food & Kindred Products			6,060,765

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Food Stores--1.08%
Albertson’s Incorporated		725,000	779,483
Conagra Foods, Incorporated Notes		1,130,000	1,235,911
Conagra Foods, Incorporated Senior Notes		100,000	109,609
General Mills Corporation Notes		175,000	178,338
Kraft Foods, Incorporated Notes		125,000	129,982
Kraft Foods, Incorporated Notes		2,020,000	1,958,315
Kraft Foods, Incorporated Notes		100,000	102,779
Kroger Company		960,000	955,353
Kroger Company		275,000	303,665
Kroger Company Notes		100,000	108,397
Kroger Company Senior Bonds		1,565,000	1,816,342
Unilever Capital Corporation Notes		265,000	299,499
Yum! Brands Incorporated		1,710,000	1,956,317

Total Food Stores			9,933,990

Forestry--0.20%
Weyerhaeuser Company		810,000	856,053
Weyerhaeuser Company		365,000	394,319
Weyerhaeuser Company		545,000	588,994

Total Forestry			1,839,366

General Merchandise Stores--0.21%
Federated Department Stores		520,000	563,474
May Department Stores Company		375,000	434,120
Wal-Mart Stores Incorporated		820,000	979,250

Total General Merchandise Stores			1,976,844

Health Services--0.56%
Anthem Incorporated		830,000	908,793
Fresenius Medical Care Capital Trust II Units		700,000	745,500
HCA, Incorporated Notes		630,000	709,521
HCA Incorporated		1,465,000	1,360,134
Humana Incorporated		390,000	387,794
Medco Health Solutions Incorporated		750,000	795,853
Unitedhealth Group Incorporated		230,000	223,794

Total Health Services			5,131,389

Holding & Other Investment Offices--1.64%
Credit Suisse First Boston USA, Incorporated Notes		300,000	306,817
Credit Suisse First Boston USA, Incorporated Notes		50,000	52,816
Goldman Sachs Group, Incorporated Notes		225,000	238,475
Bear Stearns Companies, Incorporated Senior Notes		250,000	271,752
Chrysler Financial Company LLC Series EMTN±		2,200,000	2,189,713
Citigroup, Incorporated Notes		90,000	94,506
Citigroup, Incorporated Subordinated Notes		240,000	245,853
Countrywide Home Loans, Incorporated Medium-Term Notes, Series K		250,000	252,782
Credit Suisse First Boston USA, Incorporated Notes		100,000	107,513
Goldman Sachs Group, Incorporated Notes		100,000	100,275
Goldman Sachs Group, Incorporated Senior Notes		100,000	95,892
Lehman Brothers Holdings, Incorporated Notes,		250,000	249,569
Merrill Lynch & Company, Incorporated Medium-Term Notes		100,000	99,132
Merrill Lynch & Company, Incorporated Medium-Term Notes Tranche #312		180,000	180,677
Morgan Stanley Notes		280,000	297,191
National Rural Utilities Cooperative Finance Corporation Notes		350,000	369,982
Prudential Funding LLC Series MTN††		3,000,000	3,263,514
TRAC-X NA Limited Series Ser2††		6,500,000	6,319,625
UFJ Finance Aruba AEC		400,000	409,459

Total Holding & Other Investment Offices			15,145,543

Industrial & Commercial Machinery & Computer Equipment--0.17%
Tyco International Group SA		1,510,000	1,531,001

Total Industrial & Commercial Machinery & Computer Equipment			1,531,001

Industrial --1.21%
Alcoa, Incorporated Notes		150,000	158,125
Anheuser Busch Companies, Incorporated Notes		250,000	261,439
Cendant Corporation Senior Notes		100,000	107,028
Chumash Casino & Resort Enterprise Senior Notes (b)		600,000	654,000
DaimlerChrysler North America Holding Corporation Notes		200,000	222,851
FedEx Corporation Notes (b)		100,000	97,185
FedEx Corporation Notes, (b)		985,000	957,274
General Dynamics Corporation Notes		100,000	96,352
General Motors Corporation Notes		330,000	343,227
Harrahs Operating, Incorporated Senior Notes		180,000	194,889
Hewlett Packard Company Notes		100,000	108,928
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes (b)		230,000	221,057
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes (b)		1,325,000	1,273,481
International Game Technology Senior Notes		100,000	115,701
International Paper Company Notes		150,000	152,127
Kimberly-Clark Corporation Notes		400,000	410,117
Mohegan Tribal Gaming Authority Senior Subordinated Notes		900,000	960,750
Procter & Gamble Company Notes		165,000	185,106
Republic Services, Incorporated Notes		100,000	111,929
RR Donnelley & Sons Company Senior Notes (b)		830,000	792,256
Target Corporation Notes		165,000	180,079
The Gap, Incorporated Notes		650,000	706,063
UST, Incorporated Notes		1,155,000	1,240,234
UST, Incorporated Senior Notes		410,000	429,590
Wal-Mart Stores, Incorporated Notes		695,000	669,390
Wal-Mart Stores, Incorporated Senior Notes		330,000	369,261
Waste Management, Incorporated Senior Notes		150,000	162,255

Total Industrial			11,180,694

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Insurance Agents, Brokers & Service--0.30%
Aegon NV		515,000	490,341
Allstate Corporation		395,000	386,857
PXRE Capital Trust I		1,220,000	1,220,000
Travelers Property and Casualty Corporation Senior Notes		100,000	96,661
Travelers Property Casualty Corporation		555,000	542,422

Total Insurance Agents, Brokers & Service			2,736,281

Insurance Carriers--1.00%
AMBAC Financial Group Incorporated		605,000	756,623
American International Group Series MTNF		480,000	481,742
Assurant Incorporated††		590,000	579,833
Fidelity National Financial Incorporated		600,000	582,953
Hartford Financial Services Group		390,000	366,537
John Hancock Financial Services Incorporated		460,000	484,336
MBIA Incorporated		415,000	522,889
MetLife Incorporated		525,000	530,859
Nationwide CSN Trust††		880,000	959,226
Odyssey Re Holdings		565,000	604,823
Principal Life Incorporated Funding		1,370,000	1,304,713
Prudential Financial Incorporated Series MTN		950,000	941,634
Safeco Corporation		560,000	568,792
WR Berkley Corporation		520,000	520,594

Total Insurance Carriers			9,205,554

Miscellaneous Manufacturing Industries--0.31%
General Electric Company		665,000	653,419
Tyco International Group SA		2,130,000	2,239,133

Total Miscellaneous Manufacturing Industries			2,892,552

Motion Pictures--0.12%
Time Warner Entertainment Companies LP		935,000	1,094,029

Total Motion Pictures			1,094,029

National Security & International Affairs--0.16%
Goodrich Corporation		1,300,000	1,459,618

Total National Security & International Affairs			1,459,618

Non-Depository Credit Institutions--4.94%
American Express Credit Corporation		715,000	685,356
American General Finance Corporation Series MTN		655,000	619,182
American General Finance Corporation Series MTNH		1,435,000	1,353,439
Boeing Capital Corporation		1,245,000	1,307,054
CIT Group Incorporated Series MTN		740,000	724,803
CIT Group Incorporated Series MTN±		2,860,000	2,858,556
Citigroup Incorporated		410,000	390,445
Countrywide Home Loans Incorporated		2,410,000	2,316,788
Ford Motor Credit Company		2,915,000	3,065,460
Ford Motor Credit Company		3,520,000	3,536,021
Ford Motor Credit Company		1,240,000	1,317,195
Ford Motor Credit Company±		300,000	297,039
Ford Motor Credit Company±		625,000	628,483
General Electric Capital Corporation		1,420,000	1,394,545
General Electric Capital Corporation Series MTNA		6,885,000	7,351,697
General Motors Acceptance Corporation		1,730,000	1,819,476
General Motors Acceptance Corporation		7,405,000	7,547,769
Household Finance Corporation		1,650,000	1,742,347
Household Finance Corporation		255,000	295,409
Household Finance Corporation		1,955,000	2,264,781
International Lease Finance Corporation		515,000	545,438
John Deere Capital Corporation		535,000	597,166
MBNA Corp Corporation Series MTN		535,000	559,932
SLM Corporation Series MTN±		1,955,000	1,958,103
SLM Corporation Series MTNA		370,000	355,300

Total Non-Depository Credit Institutions			45,531,784

Oil & Gas Extraction--0.74%
Anadarko Petroleum Corporation		370,000	405,024
Burlington Resources Finance Company		695,000	786,346
ChevronTexaco Capital Company Notes		350,000	350,226
ConocoPhillips		1,445,000	1,745,382
Conocophillips		275,000	264,378
Encana Corporation		535,000	503,097
Nexen Incorporated		490,000	569,139
Nexen Incorporated		285,000	272,490
Occidental Petroleum Corporation		345,000	378,931
Occidental Petroleum Corporation		335,000	425,571
Occidental Petroleum Corporation Senior Notes		175,000	181,455
Pan American Energy LLC Yankee Notes		300,000	315,918
Petroleos Mexicanos Yankee Notes		270,000	277,965
Pioneer Natural Resources Company Senior Notes		100,000	107,651
Transocean Sedco Forex Corporation Notes		150,000	154,545
Valero Energy Corporation Notes		100,000	93,780

Total Oil & Gas Extraction			6,831,898

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Petroleum Refining & Related Industries--1.08%
Alberta Energy Company Limited		555,000	615,347
Amerada Hess Corporation		745,000	751,939
CenterPoint Energy Resources Corporation Senior Notes, Series B		800,000	892,829
Chesapeake Energy Corporation Senior Notes		700,000	726,250
Devon Energy Corporation Senior Debentures		1,080,000	1,254,584
Keyspan Corporation		600,000	690,896
Peabody Energy Corporation Senior Notes		700,000	708,750
Pemex Project Funding Master Trust Guaranteed Notes		890,000	925,600
Plains All American Pipeline LP Senior Notes		500,000	549,543
Texas Eastern Transmission Corporation Notes		860,000	889,532
Transocean Sedco Forex Corporation Bonds		600,000	679,441
Valero Energy Corporation Notes		1,350,000	1,266,027

Total Petroleum Refining & Related Industries			9,950,738

Primary Metal Industries--0.14%
Alcoa Incorporated		565,000	568,254
International Steel Group Senior Notes (b)		750,000	703,125

Total Primary Metal Industries			1,271,379

Printing, Publishing & Allied Industries--0.25%
Boise Cascade Corporation Senior Notes		750,000	760,940
Dex Media Incorporated††		300,000	285,750
Georgia-Pacific Corporation Senior Notes		650,000	726,375
Viacom Incorporated		450,000	537,777

Total Printing, Publishing & Allied Industries			2,310,842

Railroad Transportation--0.58%
Burlington Northern Santa Fe Corporation Notes, 7.125%, Due 12/15/10		150,000	167,525
Canadian National Railway Company		515,000	554,767
Canadian National Railway Company		980,000	1,123,839
Union Pacific Corporation		1,190,000	1,280,145
Union Pacific Corporation		995,000	968,709
Union Pacific Corporation Notes		1,105,000	1,167,489
Union Pacific Corporation Notes, 5.75%, Due 10/15/07		120,000	126,786

Total Railroad Transportation			5,389,260

Real Estate--0.70%
Archstone-Smith Operating Trust		595,000	565,224
Health Care Property Investors Incorporated		680,000	727,337
Healthcare Realty Trust		1,435,000	1,330,366
iStar Financial Incorporated††		700,000	667,251
Rouse Company		680,000	651,493
Simon Property Group LP		780,000	821,891
Spieker Properities Incorporated		420,000	456,174
Vornado Realty Trust		700,000	682,680
Weingarten Realty Investors Series MTNA		580,000	548,459

Total Real Estate			6,450,875

Security & Commodity Brokers, Dealers, Exchanges & Services--2.91%
Bear Stearns Company Incorporated		2,170,000	2,288,256
Citigroup Incorporated		715,000	697,458
Citigroup Incorporated±		1,650,000	1,650,000
Credit Suisse FB USA Incorporated		1,420,000	1,422,718
Goldman Sachs Capital		905,000	850,771
Goldman Sachs Group Incorporated		1,230,000	1,198,021
Goldman Sachs Group Incorporated		3,030,000	2,833,568
Jefferies Group Incorporated		767,000	866,135
JP Morgan Chase & Company		2,240,000	2,237,932
JP Morgan Chase & Company		785,000	855,740
JP Morgan Chase & Company		2,000,000	2,173,994
Lehman Brothers Holdings Incorporated		1,615,000	1,746,879
Merril Lynch & Company Incorporated		1,465,000	1,558,145
Merrill Lynch & Company		530,000	521,937
Morgan Stanley		840,000	817,312
Morgan Stanley		2,970,000	2,730,805
Morgan Stanley		2,165,000	2,363,875

Total Security & Commodity Brokers, Dealers, Exchanges & Services			26,813,546

Telecommunications--0.12%
Sprint Capital Corporation		1,035,000	1,087,993

Total Telecommunications			1,087,993

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Transportation Equipment--0.92%
Daimler Chrysler NA Holding Corporation		635,000	643,462
Daimlerchrysler NA Holdings Corporation		500,000	541,813
Daimlerchrysler NA Holdings Corporation		1,220,000	1,320,013
Daimlerchrysler NA Holdings Series MTN		1,795,000	1,794,246
DaimlerChrysler North America Holding Corporation Guaranteed Notes		1,000,000	973,156
DaimlerChrysler North America Holding Corporation Notes, Tranche #1		1,325,000	1,430,180
General Motors Corporation		525,000	546,415
Northrop Grumman Corporation		505,000	564,391
Raytheon Company		605,000	656,518

Total Transportation Equipment			8,470,194

Waste Management--0.19%
Waste Management, Incorporated Senior Notes		500,000	528,024
Waste Management, Incorporated Senior Notes		295,000	331,500
Allied Waste North America, Incorporated Senior Secured Notes		850,000	924,375

Total Waste Management			1,783,899

Water Transportation--0.15%
Overseas Shipholding Group		700,000	644,875
Republic Services Incorporated		705,000	768,790

Total Water Transportation			1,413,665

Wholesale Trade Non-Durable Goods--0.08%
Unilever Capital Corporation		705,000	747,999

Total Wholesale Trade Non-Durable Goods			747,999

Total Corporate Bonds & Notes (Cost $350,557,995)	(357,851)		347,657,885

Mortgage-Backed Securities--0.99%
Commercial Mortgage Pass-Through Certificate Series 2003-LB1A Class X2††(c)±		24,831,444	1,701,324
Credit Suisse First Boston Mortgage Securities Corporation Series 2004-C1 Class AX††(c)±		38,564,034	883,572
Lehman Brothers-UBS Commercial Mortgage Obligation Series C3 Class X Class††(c)±		30,243,702	895,516
Wachovia Bank Commercial Mortgage Trust Series 2002 C1††(c)±		75,630,749	2,254,144
Wachovia Bank Commercial Mortgage Trust Series 2003 C4 Xp††(c)±		44,077,651	1,988,281
Washington Mutual Asset Securities Corporation Series 2003-C1A Class X††(c)±		11,099,472	1,435,639

Total Mortgage-Backed Securities (Cost $9,170,875)			9,158,476

Foreign Government Bonds--2.32%
America Movil SA de CV††		2,905,000	2,686,801
CHC Helicopter Corporation††		615,000	599,625
Chile Government International Bond		540,000	539,190
Dai-Ichi Mutual Life††		525,000	499,829
Malaysia Government International Bond		455,000	538,174
Mexico Government International Bond Series MTN		1,605,000	1,605,000
Nationwide Building Society††		2,355,000	2,295,475
New Brunswick Province		1,100,000	1,100,600
Preferred Term Securities XIII Class B-3††±		2,610,000	2,487,069
Quebec Province		825,000	799,725
Republic of South Africa		1,825,000	1,820,032
Telefonos de Mexico SA		1,760,000	1,712,311
TXU Australia Holdings††		920,000	954,655
Unibanco-Uniao de Banco††		385,000	346,500
United Mexican States Yankee Notes		180,000	205,650
United Mexican States Series MTNA		2,806,000	2,721,820
United Utilities		535,000	497,214

Total Foreign Government Bonds (Cost $22,079,851)			21,409,670

Bond Fund--1.92%
iShares GS Investop Corporate Bond Fund		164,000	17,712,000

Total Bond Fund (Cost $18,040,984)			17,712,000

Affiliated Bond Funds--1.80%
Wells Fargo High Yield Bond Fund Class A‡		1,588,813	16,603,091

Total Affiliated Bond Funds (Cost $16,685,417)			16,603,091

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

US Government Agency Securities--37.79%
Federal Home Loan Mortgage Corporation--11.28%
FHLMC		4,000,000	4,499,780
FHLMC		2,755,000	2,651,426
FHLMC		3,735,000	3,767,599
FHLMC		163,801	186,551
FHLMC		14,953,000	16,538,257
FHLMC		2,285,000	2,369,870
FHLMC		2,823,339	2,888,473
FHLMC		2,320,762	2,381,320
FHLMC		632,200	669,404
FHLMC		856,709	905,970
FHLMC		11,629,000	11,550,225
FHLMC #789483		627,172	647,009
FHLMC #865469		140,989	144,203
FHLMC #B10796		395,431	395,904
FHLMC #B11772		721,795	722,657
FHLMC #B11773		228,600	228,873
FHLMC #B11838		781,971	782,905
FHLMC #B11840		600,699	601,416
FHLMC #B11857		1,992,354	1,994,734
FHLMC #B11858		2,401,675	2,404,544
FHLMC #B11859		1,540,203	1,542,042
FHLMC #B12151		852,795	853,813
FHLMC #B12316		1,973,600	1,974,361
FHLMC #B12785		241,615	241,708
FHLMC #B12801		269,173	269,277
FHLMC #B12856		288,838	288,949
FHLMC #B12950		311,165	311,285
FHLMC #B12951		213,151	213,405
FHLMC #B12978		1,406,212	1,406,754
FHLMC #B12997		2,782,905	2,721,739
FHLMC #C10444		2,024,154	2,060,164
FHLMC #C65576		2,237,127	2,399,149
FHLMC #C90583		922,508	948,192
FHLMC #C90588		373,591	377,076
FHLMC #C90606		379,702	383,244
FHLMC #C90645		291,818	294,322
FHLMC #D95720		327,868	330,927
FHLMC #E97128		269,895	270,217
FHLMC #E97433		1,074,863	1,076,146
FHLMC #E99373		361,849	362,281
FHLMC #E99463		334,067	334,466
FHLMC #G01647		2,064,515	1,827,005
FHLMC #M80895		3,140,774	3,199,176
FHLMC #M80910		348,842	355,137
FHLMC #M80911		4,620,001	4,527,228
FHLMC #M80913		123,097	125,318
FHLMC #M80914		367,263	373,890
FHLMC #M80916		4,850,000	4,752,607
FHLMC #M90909		732,876	722,427
FHLMC #M90913		5,623,060	5,542,886
FHLMC #M90918		1,600,000	1,577,187
FHLMC		1,885,000	2,113,882
FHLMC Series 2545 Class HT		1,262,687	1,269,630
FHLMC Series 2635 Class DG		1,189,402	1,155,965
FHLMC TBA%		625,000	610,352
FHLMC TBA%		828,000	809,370

Total Federal Home Loan Mortgage Corporation			103,952,697

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Federal National Mortgage Association--24.66%
FNMA		1,400,000	1,617,375
FNMA		4,700,000	4,588,478
FNMA		2,659,244	2,862,011
FNMA		3,091,506	2,989,100
FNMA		439,547	479,975
FNMA		5,195,000	5,464,350
FNMA		735,939	775,208
FNMA		746,902	824,469
FNMA		2,020,000	2,165,915
FNMA		1,600,000	1,668,488
FNMA		3,565	3,615
FNMA		1,070,873	1,147,437
FNMA		542,981	597,990
FNMA		689,284	777,501
FNMA		2,100,000	2,039,438
FNMA		316,294	345,833
FNMA		7,706,000	8,437,500
FNMA		4,000,000	3,839,864
FNMA		1,032,555	1,169,024
FNMA		4,226,412	4,540,241
FNMA		7,101,248	7,383,079
FNMA		446,667	509,895
FNMA		2,466,147	2,775,186
FNMA #759436		946,271	980,471
FNMA #254190		972,729	991,703
FNMA #254513		540,707	555,546
FNMA #254544		1,039,570	1,068,099
FNMA #254688		6,090,299	6,136,761
FNMA #254765		2,962,869	3,069,954
FNMA #254831		3,156,691	3,103,370
FNMA #254963		3,365,843	3,391,520
FNMA #255047		60,718	61,182
FNMA #323756		2,217,727	2,381,217
FNMA #357464		1,886,708	1,847,234
FNMA #488341		536,982	557,331
FNMA #520842		392,102	428,759
FNMA #545026		825,483	871,972
FNMA #545460		1,545,371	1,597,271
FNMA #545814		1,280,861	1,327,152
FNMA #555138		3,747,660	3,850,507
FNMA #555531		3,425,404	3,398,497
FNMA #555867		4,376,669	4,410,058
FNMA #584829		832,668	865,402
FNMA #646644		1,257,096	1,286,587
FNMA #669345		360,314	373,336
FNMA #725238		10,667,727	10,271,277
FNMA #743673		1,556,072	1,612,312
FNMA #743965		605,585	627,473
FNMA #746299		3,257,309	3,229,803
FNMA #746320		2,446,416	2,423,755
FNMA #751927		1,725,107	1,710,282
FNMA #754308		67,061	69,485
FNMA #756761		1,390,252	1,400,858
FNMA #758879		148,140	153,495
FNMA #759002		159,581	165,348
FNMA #763140		2,036,483	2,038,513
FNMA Series 2002-82 Class XJ		1,748,000	1,779,350
FNMA Series 2002-85 Class PA		1,315,232	1,334,871
FNMA Series 2003-13 Class GA		3,513,827	3,562,791
FNMA Series 2003-17 Class PQ		918,000	931,666
FNMA Series 2003-24 Class PA		7,241,484	7,348,291
FNMA Series 2003-32 Class KA		1,570,331	1,606,257
FNMA Series 2003-41 Class YN		278,171	281,834
FNMA Series 2003-79 Class KA		2,081,435	2,097,377
FNMA Series 2003-92 Class VH		1,520,000	1,413,587
FNMA Series 2004-29 Class AB		7,044,385	6,966,884
FNMA Series 2004-29 Class L		4,510,013	4,417,190
FNMA Series 2004-30 Class EG		3,757,313	3,741,855
FNMA Series 2004-40 Class BA		2,463,987	2,436,138
FNMA TBA%		10,780,000	10,768,234
FNMA TBA%		3,021,000	2,949,251
FNMA TBA%		26,062,000	25,799,713
FNMA TBA%	2,893,403	27,812,000	26,724,665

Total Federal National Mortgage Association			227,418,456

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Government National Mortgage Association--1.85%
GNMA		1,907,026	2,105,075
GNMA #3489		4,572,124	4,656,777
GNMA #604556		3,085,068	3,071,307
GNMA #781123		1,472,285	1,559,482
GNMA TBA%		5,589,000	5,688,551

Total Government National Mortgage Association			17,081,192

Total US Government Agency Securities (Cost $348,890,066)			348,452,345

Municipal Bonds--0.76%
Austin, Texas Electric Utility System Revenue Refunding		3,000,000	3,333,750
California GO		1,500,000	1,661,250
Tobacco Settlement Financing Corporation Revenue		1,000,000	1,027,500
Tobacco Settlement Financing Corporation Revenue		1,000,000	1,003,200

Total Municipal Bonds (Cost $7,184,428)			7,025,700

US Treasury Securities--7.38%
US Treasury Bills--0.12%
US Treasury Bill (d)		600,000	596,095
US Treasury Bill (d)		500,000	499,497

Total US Treasury Bills			1,095,592

US Treasury Bonds--3.73%
US Treasury Bond		2,305,000	2,510,830
US Treasury Bond		6,362,000	7,668,946
US Treasury Bond		590,000	594,564
US Treasury Bond		5,067,000	5,087,044
US Treasury Bond		1,828,000	2,011,800
US Treasury Bond		2,020,000	2,555,775
US Treasury Bond		2,420,000	3,261,991
US Treasury Bond		1,300,000	1,696,500
US Treasury Bond		8,317,000	9,063,259

Total US Treasury Bonds			34,450,709

US Treasury Notes--3.53%
US Treasury Note		2,000	1,991
US Treasury Note		8,186,000	7,949,056
US Treasury Note		6,935,000	6,960,076
US Treasury Note		7,193,000	6,837,846
US Treasury Note		10,708,000	10,788,639

Total US Treasury Notes			32,537,608

Total US Treasury Securities (Cost $68,861,110)			68,083,909

Common Stocks--0.00%
NATG Holdings LLC/Orius Capital Corporation (Acquired 4/15/04; Cost $555,556) (b) (e) (f):		3,117	3,417
OpTel, Incorporated Non-Voting (Acquired 4/14/98; Cost $20,000) (b) (e) (f)		500	5

Total Common Stocks (Cost $575,556)			3,422

Warrants--0.00%
NATG Holdings LLC/Orius Capital Corporation Class A, Expire 2/01/10 (Acquired 4/15/04; Cost $0) (b) (e) (f)		3,454	0
NATG Holdings LLC/Orius Capital Corporation Class B, Expire 2/01/10 (Acquired 4/15/04; Cost $0) (b) (e) (f)		3,636	0
NATG Holdings LLC/Orius Capital Corporation Class C, Expire 2/01/10 (Acquired 4/15/04; Cost $0) (b) (e) (f)		8,080	0

Total Warrants (Cost $0)			0

	Pro Forma Adjustment	Pro Forma Combined

		Shares or Principal Amount	Value

Collateral for Securities Lending--22.91%
Collateral for Security Lending			191,627,696
Navigator Prime Portfolio (a)			19,625,668

Total Collateral for Securities Lending (Cost $211,253,364)			211,253,364

Short-Term Investments--3.90%
Mutual Fund--0.50%
Wells Fargo Money Market Trust~		4,587,650	4,587,650

Total Mutual Fund			4,587,650

Repurchase Agreements--3.37%
Bear Stearns Company Incorporated - 102% Collateralized By US Government Securities		13,771,000	13,771,000
Greenwich Capital Market Incorporated - 102% Collateralized By US Government Securities		1,782,000	1,782,000
ABN AMRO Incorporated (Dated 3/31/04) (Repurchase Proceeds $14,000,393; Collateralized by: United States Government & Agency Issues (a)		14,000,000	14,000,000
State Street Bank (Dated 3/31/04) (Repurchase Proceeds $1,449,630); Collateralized by United States Government & Agency Issues (a)		1,513,100	1,513,100

Total Repurchase Agreements			31,066,100

United States Government & Agency Issues--0.03%
FHLMC Guaranteed Interest Only Mortgage Participation Certificates		36,000,000	262,800

Total United States Government & Agency Issues			262,800

Total Short-Term Investments (Cost $35,929,094)			35,916,550

Total Investments in Securities (Cost $1,202,650,178)--129.79%	(357,851)		1,196,373,487

Other Assets and Liabilities, Net---(29.79)%	0		(274,670,261)

Total Net Assets--100.0%	(357,851)		921,703,226

SCHEDULE OF SECURITIES SOLD SHORT - MAY 31, 2004--(0.78)%
FNMA TBA%		(3,300,000)	(3,265,970)
FNMA TBA%		(3,021,000)	(2,949,251)
FNMA TBA%		(993,000)	(953,901)

Total Securities Sold Short (Cost $(7,154,784))			(7,169,122)

‡ Security of an affiliate of the fund with a cost of $16,685,417.

(c)  Interest-only securities entitle holders to recieve only the interest payments on the underlying mortgages. The yield to maturity of an interest-only  is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents the yield based upon the estimated timing of future cash flows.

†† Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered pursuant to section 4 (2) of the Securities Act of 1933, as amended.
% % Securities issued on a when-issued (TBA) basis, total cost $75,517,153.
± Variable rate securities.
^ Zero coupon/ stepped coupon bond. Interest rate presented is yield to maturity.
~ This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee for such investments.
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) Restricted Security.
(d) All or a portion of security is pledged to cover margin requirements on open futures contracts.

(e) Non-Income producing security.  In the case of a debt security, generally denotes that the issuer has defaulted on the payment or principal or interest, the issuer has filed for bankruptcy or the fund has halted accruing income.

(f) Illiquid Security.
(1) To reflect the disposition of prohibited holdings

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2004 (Unaudited)

	Target Fund	Target Fund	Target Fund	Acquiring Fund

	Strong Advisor Bond Fund	Strong Corporate Income Fund	WF Income Fund	WF Montgomery Total Return Bond Fund*	Pro Forma Adjustments		Pro Forma Combined

INVESTMENTS:
In securities, at market value	$297,437,304	$24,898,564	$316,894,895	$325,056,470	$(357,851	)(4)	$963,929,382
Collateral for securities loaned	19,625,668		66,418,810	125,208,886			211,253,364
Investments in affiliates			21,190,741				21,190,741

TOTAL INVESTMENT AT MARKET VALUE (see cost below)	317,062,972	24,898,564	404,504,446	450,265,356	(357,851)		1,196,373,487

Cash		38		534	(572	)(3)	0
Variation margin receivable on futures contracts	143,328		210,250				353,578
Receivable for Fund shares issued	21,808		223,615	467,877			713,300
Receivable for investments sold	16,974,131	267,997	1,423,884	213,183,740	357,851		232,207,603
Receivables for dividends and interest	2,583,159	381,736	3,511,027	54,260,662			60,736,584

Receivable for interest rate swaps/spread locks			85,095				85,095
Prepaid expenses and other assets	74,426	10,403		177,556			262,385

TOTAL ASSETS	336,859,824	25,558,738	409,958,317	718,355,725	(572)		1,490,732,032

LIABILITIES
Securities sold short, at fair value				7,169,122			7,169,122
Variation margin payable on futures contracts		2,156					2,156
Payable to custodian for overdrafts	267,440		5,697		(572	)(3)	272,565
Payable for Fund shares redeemed	407,889		634,350	350,479			1,392,718
Payable for investments purchased	69,659,189	263,756	3,851,577	272,512,118			346,286,640
Dividends payable	763,286	82,818	721,239	101,366			1,668,709
Payable to investment advisor and affiliates	1,448		194,538	130,003			325,989
Payable to the Trustees and Distributor			18,268	49,509			67,777

Payable for securities loaned	19,625,668		66,418,810	125,208,886			211,253,364
Accrued expenses and other liabilities	89,434	25,359	117,122				231,915
TOTAL LIABILITIES	90,814,354	374,089	71,961,601	405,521,483	(572)		568,670,955

TOTAL NET ASSETS	$246,045,470	$25,184,649	$337,996,716	$312,834,242	0		$922,061,077

NET ASSETS CONSIST OF:
Paid-in capital	$247,039,208	$25,090,296	$364,328,921	$318,047,903			$954,506,328
Undistributed net investment income (loss)	(133,192)		(1,160,398)	7,781			(1,285,809)
Undistributed net realized gain (loss) on investments	(1,805,102)	87,438	(21,021,721)	(2,249,817)			(24,989,202)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	1,042,328	5,909	(4,009,790)	(2,957,287)			(5,918,840)

Net unrealized appreciation (depreciation) of futures	(97,772)	1,006	(225,391)				(322,157)
Net unrealized appreciation (depreciation) of options, swap agreements, and short sales			85,095	(14,338)			70,757

TOTAL NET ASSETS	$246,045,470	$25,184,649	$337,996,716	$312,834,242	$0		$922,061,077

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A	$15,964,984		$20,202,123	$45,669,574			$81,836,681
Shares outstanding - Class A	1,479,063		2,154,076	3,707,410	(697,130	)(2)	6,643,419
Net asset value per share - Class A	$10.79		$9.38	$12.32			$12.32
Maximum offering price per share - Class A	$11.30		$9.82	$12.90			$12.90 (1)
Net assets - Class B	$10,658,742		$14,088,818	$8,030,712			$32,778,272
Shares outstanding - Class B	987,049		1,503,781	651,285	(483,821	)(2)	2,658,294
Net asset value and offering price per share - Class B	$10.80		$9.37	$12.33			$12.33
Net assets - Class C	$5,967,671			$6,247,916			$12,215,587
Shares outstanding - Class C	552,779			509,416	(66,212	)(2)	995,983
Net asset value and offering price per share - Class C	$10.80			$12.26			$12.26
Net assets - Institutional Class	$134,278,720		$303,705,775	$202,187,059	$(115,022,085)		$525,149,469
Shares outstanding - Institutional class	12,450,528		32,428,077	16,695,259	(18,210,523	)(2)	43,363,341
Net asset value and offering price per share - Institutional Class	$10.78		$9.37	$12.11			$12.11
Net assets - Investor Class		$25,184,649			$(25,184,649)		$0
Shares outstanding - Investor class		2,511,200			(2,511,200	)(2)	0
Net asset value and offering price per share - Investor Class		$10.03					$0.00
Net assets - Select Class				$50,698,981	$134,278,720		$184,977,701
Shares outstanding - Select class				4,185,446	11,085,358	(2)	15,270,804
Net asset value and offering price per share - Select Class				$12.11			$12.11
Net assets - Class K	$19,256,635				$(19,256,635)		$0
Shares outstanding - Class K	1,784,925				(1,784,925	)(2)	0
Net asset value and offering price per share - Class K	$10.79						$0.00
Net assets - Class Z	$59,918,718				$25,184,649		$85,103,367
Shares outstanding - Class Z	5,550,382				2,332,900	(2)	7,883,282
Net asset value and offering price per share - Class Z	$10.80						$10.80

INVESTMENTS AT COST	$316,020,644	$24,892,655	$408,514,236	$453,222,643			$1,202,650,178

SECURITIES ON LOAN, AT MARKET VALUE	$19,175,839		$64,936,594	$122,587,378			$206,699,811

PROCEEDS FROM SECURITIES SOLD SHORT				$7,154,784			$7,154,784

(1) Maximum offering price is calculated as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
(2) Share adjustments based on surviving Fund’s NAV.
(3) - To combine cash balances
(4) To reflect the disposition of prohibited holdings
* - Accounting Survivor

STATEMENT OF OPERATIONS
For the Twelve Months Ended May 31, 2004 (Unaudited)

	Target Fund	TargetFund	Target Fund	Acquiring Fund

INVESTMENT INCOME	Strong Advisor Bond Fund	Strong Corporate Income Fund	WF Income Fund	WF Montgomery Total Return Bond Fund*	Combined	Pro Forma Adjustments		Pro Forma Combined

Dividends	$0	$0	$311,599	$0	$311,599			$311,599
Interest	11,990,385	1,155,322	15,108,888	8,634,447	36,889,042			36,889,042
Income from mortgage dollar rolls	0	0	120,340	419,617	539,957			539,957
Income from affiliated securities	0	0	862,384	0	862,384			862,384
Securities lending income	30,275	0	110,173	79,714	220,162			220,162
Expenses allocated from affiliated Master Portfolios	0	0	0	0	0			0

TOTAL INVESTMENT INCOME	12,020,650	1,155,322	16,513,384	9,133,778	38,823,144	0		38,823,144

EXPENSES
Advisory fees	693,839	103,818	1,890,095	1,143,563	3,831,315	181,677	(1)	4,012,992
Administration fees				0				0
Fund Level	0	0	189,010	0	189,010	281,364	(1)	470,374
Class A	59,730	0	78,662	55,812	194,204	17,938	(1)	212,142
Class B	36,438	0	47,439	15,713	99,590	2,611	(1)	102,201
Class C	22,070	0	0	16,130	38,200	1,192	(1)	39,392
Class K	20,099	0		0	20,099	(20,099	)(1)	0
Class Z	0	0	0	0	0	481,280	(1)	481,280
Select Shares	0	0	0	80,913	80,913	96,683	(1)	177,596
Institutional Class	34,419	0	665,966	469,529	1,169,914	(684,446	)(1)	485,468
Investor Class	222,055	77,517	0	0	299,572	(299,572	)(1)	0
Transfer Agency Fees
Class A	43,221	0	0	0	43,221	(43,221	)(1)	0
Class B	27,128	0	0	0	27,128	(27,128	)(1)	0
Class C	16,367	0	0	0	16,367	(16,367	)(1)	0
Class K	16,082	0	0	0	16,082	(16,082	)(1)	0
Class Z	0	0	0	0	0	0		0
Select Shares	0	0	0	0	0	0		0
Institutional Class	26,191	0	0	0	26,191	(26,191	)(1)	0
Investor Class	525,890	116,712	0	0	642,602	(642,602	)(1)	0
Custody fees	50,198	6,790	75,604	46,069	178,661	9,489	(1)	188,150
Shareholder servicing fees	0	0	112,590	305,420	418,010	(418,010	)(1)	0
Class A	0	0	0			189,413	(1)	189,413
Class B	0	0	0			91,251	(1)	91,251
Class C	0	0	0			35,172	(1)	35,172
Class K	0	0	0			0		0
Class Z	0	0	0			267,378	(1)	267,378
Select Shares	0	0	0			0		0
Institutional Class	0	0	0			1,213,669	(1)	1,213,669
Investor Class	0	0	0			0		0
Accounting fees	0	0	41,545	62,036	103,581	1,015	(1)	104,596
Distribution fees		0				0		0
Class A	53,330	0	0	97	53,427	(53,427	)(1)	0
Class B	130,136	0	127,069	47,963	305,168	(31,415	)(1)	273,753
Class C	78,823	0	0	45,886	124,709	(19,194	)(1)	105,515
Class K	0	0	0	0	0	0		0
Class Z	0	0	0	0	0	0		0
Select Shares	0	0	0	0	0	0
Institutional Class		0	0
Investor Class	0	69,212	0		69,212	(69,212	)(1)	0
Audit fees	36,323	9,174	22,499	26,075	94,071	(74,071	)(1)	20,000
Legal fees	38,695	8,132	12,103	14,629	73,559	(68,059	)(1)	5,500
Registration fees	94,668	18,930	14,553	15,993	144,144	(79,144	)(1)	65,000
Shareholder reports	144,957	17,619	7,581	62,018	232,175	(96,384	)(1)	135,791
Transfer Agent Banking Charges	12,480	2,531	0	0	15,011	(15,011	)(1)	0
Brokerage Fees	548	236	0	0	784	(784	)(1)	0
Trustees' fees	11,815	856	6,373	5,022	24,066	(17,279	)(1)	6,787
Other fees and expenses	44,122	2,857	14,648	4,532	66,159	(49,128	)(1)	17,031

TOTAL EXPENSES	2,439,624	434,384	3,305,737	2,417,400	8,597,145	103,304		8,700,449

LESS:				0
Waived fees and reimbursed expenses	(31,985)	(358,053)	(355,226)	(779,687)	(1,524,951)	(312,535	)(1)	(1,837,486)
Direct Brokerage	0	0	0	0	0	0		0
Earning Credits	(9,242)	(71)	0	0	(9,313)	9,313		0
Net expenses	2,398,397	76,260	2,950,511	1,637,713	7,062,881	(199,918)		6,862,963

NET INVESTMENT INCOME (LOSS)	9,622,263	1,079,062	13,562,873	7,496,065	31,760,263	199,918		31,960,161

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM:
Securities, foreign currencies and foreign currency translation	6,376,057	200,043	7,553,432	(1,704,413)	12,425,119			12,425,119
Forward foreign currency contracts	1,101	0	0	0	1,101			1,101
Futures transaction	247,818	11,883	1,051,415	0	1,311,116			1,311,116
Options, swap agreements and short sale transactions	44,531	0	(154,858)	0	(110,327)			(110,327)
Securities transactions allocated from Master Portfolios	0	0	0	0	0			0
Futures transactions allocated from Master Portfolios	0	0	0	0	0			0

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	6,669,507	211,926	8,449,989	(1,704,413)	13,627,009	0		13,627,009

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:								0
Securities, foreign currencies and foreign currency translation	(16,992,450)	(1,237,805)	(23,666,054)	(6,530,832)	(48,427,141)			(48,427,141)
Forward foreign currency contracts	5,392	0	0	0	5,392			5,392
Futures transaction	(319,031)	1,006	(225,391)	0	(543,416)			(543,416)
Options, swap agreements and short sale transactions	(20,513)	0	85,095	(14,338)	50,244			50,244
Securities transactions allocated from Master Portfolios	0	0	0	0	0			0
Forwards, futures, options, swaps and short sales allocated from Master Portfolios	0	0	0	0	0			0

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	(17,326,602)	(1,236,799)	(23,806,350)	(6,545,170)	(48,914,921)	0		(48,914,921)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(10,657,095)	(1,024,873)	(15,356,361)	(8,249,583)	(35,287,912)	0		(35,287,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,034,832)	$54,189	$(1,793,488)	$(753,518)	$(3,527,649)	$199,918		$(3,327,731)

(1) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicative services.
* - Accounting Survivor

PRO FORMA SCHEDULE OF INVESTMENTS
March 31, 2004 (Unaudited)

				Strong Advisor Technology Fund			Strong Technology 100 Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	cusip	Shares or Principal Amount	Value

Common Stock--92.98%
Aerospace - Defense --1.09%
Lockheed Martin Corporation						539830109	43,200	1,971,648
Goodrich Corporation						382388106	40,945	1,149,326

Total Aerospace - Defense					0			3,120,974

Business Services--35.68%
Agilent Technologies, Inc. †						00846U101	47,335	1,497,206
Amdocs Limited†
Ask Jeeves Incorporated†
Aspen Technology Incorporated†
Autodesk Incorporated						052769106	47,800	1,511,436
Automatic Data Processing, Inc.						053015103	43,575	1,830,150
Citrix Systems Incorporated†
CNET Networks Incorporated†
Cognizant Technology Solutions Corporation†						192446102	13,900	628,975
Computer Associates International Incorporated						204912109	45,740	1,228,576
Doubleclick Incorporated†			258609304	2,400	27,000
eBay Incorporated†			278642103	600	41,598
F5 Networks Incorporated†
Mercury Interactive Corporation†						589405109	13,140	588,672
Microsoft Corporation
Microstrategy Incorporated Class A†
Monster Worldwide Incorporated†
NCR Corporation†						62886E108	41,995	1,850,300
Netease.Com Incorporated ADR†
Network Associates Incorporated†						640938106	46,700	840,600
Red Hat Incorporated†
Retek Incorporated†
SAP AG						803054204	62,150	2,443,117
Siebel Systems Incorporated†						826170102	40,010	460,515
Sina Corporation†
Symantec Corporation†						871503108	55,270	2,559,001
Trend Micro Incorporated
Verisign Incorporated†			92343E102	1,600	26,544
Veritas Software Corporation†						853626109	25,800	687,312
Wind River Systems Incorporated†
Yahoo Japan Corporation When Issued†
Yahoo Japan Corporation†
Yahoo! Incorporated†						984332106	86,275	4,192,102

Total Business Services					95,142			20,317,962

Communications--3.61%
Alcatel SA ADR †						013904305	44,080	698,668
Corning, Inc. †						219350105	46,390	518,640
Foundry Networks Incorporated†						35063R100	62,700	1,076,559
Garmin, Ltd.			G37260109	1,400	59,794
Nextel Communications, Inc. Class A †						65332V103	45,100	1,115,323
Nortel Networks Corporation †						656568102	30,200	179,388
Qualcomm, Inc.						747525103	57,490	3,818,486
REMEC, Inc. †			759543101	3,100	23,560
Scientific-Atlanta, Inc.			808655104	1,000	32,340	808655104	46,910	1,517,069
Tellabs, Inc. †						879664100	50,300	434,089
Trimble Navigation, Ltd. †			896239100	1,950	44,715

Total Communications					160,409			9,358,222

Electronic & Other Electrical Equipment & Components, Except Computer Equipment-- 24.24%
Advanced Micro Devices, Inc. †						007903107	42,675	692,615
Advantest Corporation
Analog Devices, Inc.						032654105	44,030	2,113,880
Applied Materials, Inc. †						038222105	42,850	916,133
Ariba, Inc. †			04033V104	16,400	46,248
ASM International NV †			N07045102	2,000	44,200
ASML Holding NV †						N07059111	67,500	1,237,275
BEA Systems, Inc. †			073325102	2,000	25,520	073325102	91,950	1,173,282
Broadcom Corporation Class A †						111320107	35,300	1,382,701
Comverse Technology Incorporated†
Cymer, Inc. †			232572107	900	34,749
Cypress Semiconductor†						232806109	52,495	1,074,573
FEI Company †			30241L109	1,500	32,775
Flextronics International, Ltd. †						Y2573F102	51,800	891,996
Intel Corporation						458140100	42,845	1,165,384
IXYS Corporation †						46600W106	4,100	38,540
KLA-Tencor Corporation †						482480100	43,725	2,201,554
Lam Research Corporation †						512807108	44,885	1,131,551
Linear Technology Corporation			535678106	1,350	49,977	535678106	42,305	1,566,131
LogicVision, Inc. †			54140W107	2,000	8,380
LSI Logic Corporation †			502161102	6,200	57,908
Maxim Integrated Products, Inc.						57772K101	42,895	2,019,926
Micron Technology Incorporated†						595112103	81,005	1,353,594
Motorola Incorporated						620076109	64,815	1,140,744
National Semiconductor Corporation†						637640103	77,605	3,447,990
Network Appliance Incorporated†						64120L104	26,375	565,744
Nokia OYJ ADR						654902204	27,275	553,137
Novellus Systems, Inc. †						670008101	42,670	1,356,479
NVIDIA Corporation †			67066G104	1,200	31,788
O2Micro International, Ltd. †						G6797E106	40,900	704,707
ON Semiconductor Corporation †						682189105	134,200	1,011,868
Photronics, Inc. †			719405102	2,600	46,124
PMC-Sierra, Inc. †						69344F106	51,900	880,743
Power Integrations Incorporated†
Research IN Motion Limited†
Silicon Laboratories Incorporated†						826919102	13,100	692,728
Sohu.Com Incorporated†
Solectron Corporation †						834182107	90,700	501,571
Tektronix, Inc.						879131100	45,600	1,491,576
Telefonaktiebolaget LM Ericsson ADR†
Teradyne, Inc. †						880770102	39,585	943,311
Texas Instruments, Inc.			882508104	1,900	55,518	882508104	73,155	2,137,589
Thermo Electron Corporation †						883556102	49,100	1,388,548
TTM Technologies, Inc. †			87305R109	4,100	50,512
Vitesse Semiconductor Corporation †						928497106	52,985	375,664
Xilinx, Inc. †			983919101	900	34,200	983919101	68,000	2,584,000

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment					556,439			38,696,994

Engineering, Accounting, Research Management & Related Services--0.57%
Affymetrix Incorporated†
Pharmacopeia Incorporated†

Total Engineering, Accounting, Research Management & Related Services					0			0

Holding & Other Investment Offices--1.70%
Softbank Corporation
First Data Corporation						319963104	44,300	1,867,688

Total Holding & Other Investment Offices					0			1,867,688

Industrial & Commercial Machinery & Computer Equipment--14.56%
Adobe Systems, Inc.						00724F101	47,620	1,877,656
Apple Computer, Inc. †						037833100	35,660	964,603
BMC Software, Inc. †						055921100	47,100	920,805
Brocade Communications Systems, Inc. †			111621108	6,200	41,292
CDW Corporation
Check Point Software Technologies, Ltd. †						M22465104	44,500	1,013,265
Cisco Systems Incorporated†			17275R102	1,800	42,336	17275R102	78,035	1,835,383
Cognos, Inc. †						19244C109	29,700	922,482
Computer Sciences Corporation †						205363104	43,135	1,739,634
Corillian Corporation †			218725109	7,700	38,115
Dell, Inc. †						24702R101	45,430	1,527,357
Digi International, Inc. †			253798102	5,300	52,311
DST Systems, Inc. †			233326107	850	38,547	233326107	38,640	1,752,324
Electronic Arts, Inc. †			285512109	900	48,564	285512109	35,860	1,935,006
EMC Corporation †						268648102	121,970	1,660,012
FMC Technologies, Inc. †			30249U101	1,300	35,139
Hewlett-Packard Company						428236103	42,035	960,079
Informatica Corporation †			45666Q102	5,200	44,668
International Business Machines Corporation						459200101	35,180	3,230,931
Juniper Networks Incorporated†						48203R104	92,725	2,411,777
Magma Design Automation †			559181102	1,600	33,456
Mine Safety Appliances Company			602720104	1,500	42,540
MSC Software Corporation †			553531104	3,000	26,430
Nassda Corporation †			63172M101	1,900	13,186
Novell, Inc. †						670006105	47,600	541,688
Nuance Communications, Inc. †			669967101	5,100	33,405
Oracle Systems Corporation †						68389X105	50,405	605,364
Overland Storage, Inc. †			690310107	1,300	22,035
PeopleSoft, Inc. †						712713106	42,460	785,085
QLogic Corporation † A232						747277101	47,400	1,564,674
RADWARE, Ltd. †			M81873107	1,300	34,528
SafeNet, Inc. †			78645R107	1,400	52,556
Seagate Technology †			G7945J104	3,000	48,390
Storage Technology Corporation †						862111200	22,100	615,043
Stratasys, Inc. †			862685104	1,650	31,399
Sybase, Inc. †					871130100		42,715	896,588
Synopsys, Inc. †						871607107	25,655	742,969
Unisys Corporation †			909214108	39,280	560,918
Verisity, Ltd. †			M97385112	800	7,408
VERITAS Software Corporation †						923436109	47,050	1,266,116

Total Industrial & Commercial Machinery & Computer Equipment					686,305			30,329,759

				Strong Advisor Technology Fund			Strong Technology 100 Fund

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	cusip	Shares or Principal Amount	Value

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--8.48%
Agilent Technologies Incorporated†
Amgen, Inc. †						031162100	50,725	2,950,673
Biogen Idec, Inc. †						09062X103	45,163	2,511,063
Biomet, Inc.						090613100	33,000	1,265,880
Boston Scientific Corporation †						101137107	41,080	1,740,970
Diversa Corporation †			255064107	2,100	18,606
Genencor International, Inc. †			368709101	3,100	41,261
Genentech, Inc. †						368710406	58,125	6,150,787
Genzyme Corporation †						372917104	19,920	937,037
Guidant Corporation						401698105	20,100	1,273,737
Millipore Corporation †						601073109	41,300	2,121,994
St. Jude Medical, Inc. †						790849103	36,025	2,597,403

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods					59,867			21,549,544

Miscellaneous Manufacturing Industries--1.10%
Tyco International Limited

Total Miscellaneous Manufacturing Industries					0			0

Wholesale Trade-Durable Goods--1.95%
Samsung Electronics GDR!

Total Wholesale Trade-Durable Goods					0			0

Total Common Stock (Cost $215,515,698)					1,558,162			125,241,143

Collateral for Securities Lending--30.11%
Collateral for Security Lending
Navigator Prime Portfolio (a)							8,044,619	8,044,619

Total Collateral for Securities Lending (Cost $85,987,885)					0			8,044,619

Investment Companies--1.73%
Ishares Nasdaq Biotech Index Fund†
Semiconductor Holders Trust

Total Investment Companies (Cost $5,000,066)					0			0

Short-Term Investments--6.49%
Mutual Fund--5.94%
Wells Fargo Money Market Trust

Total Mutual Fund					0			0

Repurchase Agreements--0.55%
State Street Bank (Dated 3/31/04), 0.75%, Due 4//01/04 (Repurchase Proceeds of $81,802); Collateralized by: United States Government & Agency Issues (a)	0.75	04/01/2004		81,800	81,800
ABN AMRO Inc. (Dated 3/31/04), 1.05%, Due 4/01/04 (Repurchase Proceeds $500,015); Collateralized by: United States Government & Agency Issues (a)	1.05	04/01/2004					500,000	500,000
State Street Bank (Dated 3/31/04), 0.75%, Due 4/01/04 (Repurchase Proceeds $987,521); Collateralized by: United States Government & Agency Issues (a)	0.75	04/01/2004					987,500	987,500

Total Repurchase Agreements					81,800			1,487,500

Total Short-Term Investments (Cost $18,537,695)					81,800			1,487,500

Total Investments in Securities (Cost $325,041,344)--131.31%					1,639,962			134,773,262

Other Assets and Liabilities, Net---(31.31)%					18,019			(9,688,013)

Total Net Assets--100.0%					1,657,981			125,085,249

† Non-income earning securities.
~ This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee for such investments.
! Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered persuant to section 4 (2) of the Securities Act of 1933, as amended.
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Written Options---(0.50)%
eBay Incorporated Call $75 07/17/2004
Foundry Networks Incorporated Put 20 06/19/2004
Marvell Technology Group Limited Put 43 05/22/2004
Veritas Software Corporation Put 30 08/21/2004

Total Written Options (Premiums Received $1,004,465)					0			0

				WF Specialized Technology Fund		Pro Forma Combined

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Common Stock--92.98%
Aerospace - Defense --1.09%
Lockheed Martin Corporation						43,200	1,971,648
Goodrich Corporation						40,945	1,149,326

Total Aerospace - Defense					0		3,120,974

Business Services--35.68%
Agilent Technologies, Inc. †						47,335	1,497,206
Amdocs Limited†			G02602103	103,090	2,864,871	103,090	2,864,871
Ask Jeeves Incorporated†			045174109	75,440	2,695,471	75,440	2,695,471
Aspen Technology Incorporated†			045327103	54,400	444,448	54,400	444,448
Autodesk Incorporated			052769106	92,610	2,928,328	140,410	4,439,764
Automatic Data Processing, Inc.						43,575	1,830,150
Citrix Systems Incorporated†			177376100	158,670	3,430,446	158,670	3,430,446
CNET Networks Incorporated†			12613R104	70,400	727,232	70,400	727,232
Cognizant Technology Solutions Corporation†			192446102	6,900	312,225	20,800	941,200
Computer Associates International Incorporated			204912109	34,340	922,372	80,080	2,150,948
Doubleclick Incorporated†			258609304	168,280	1,893,150	170,680	1,920,150
eBay Incorporated†			278642103	51,370	3,561,482	51,970	3,603,080
F5 Networks Incorporated†			315616102	24,600	832,710	24,600	832,710
Mercury Interactive Corporation†			589405109	70,390	3,153,472	83,530	3,742,144
Microsoft Corporation			594918104	90,630	2,263,031	90,630	2,263,031
Microstrategy Incorporated Class A†			594972408	44,830	2,389,439	44,830	2,389,439
Monster Worldwide Incorporated†			611742107	96,820	2,536,684	96,820	2,536,684
NCR Corporation†			62886E108	105,250	4,637,315	147,245	6,487,615
Netease.Com Incorporated ADR†			64110W102	18,470	919,621	18,470	919,621
Network Associates Incorporated†			640938106	262,040	4,716,720	308,740	5,557,320
Red Hat Incorporated†			756577102	390,830	8,934,374	390,830	8,934,374
Retek Incorporated†			76128Q109	165,210	1,248,988	165,210	1,248,988
SAP AG			803054204	79,520	3,125,931	141,670	5,569,048
Siebel Systems Incorporated†			826170102	320,610	3,690,221	360,620	4,150,736
Sina Corporation†			G81477104	101,380	3,835,205	101,380	3,835,205
Symantec Corporation†			871503108	101,400	4,694,820	156,670	7,253,821
Trend Micro Incorporated			6125286	57,000	1,972,413	57,000	1,972,413
Verisign Incorporated†			92343E102	57,315	950,856	58,915	977,400
Veritas Software Corporation†			923436109	71,690	1,929,178	97,490	2,616,490
Wind River Systems Incorporated†			973149107	81,930	906,965	81,930	906,965
Yahoo Japan Corporation When Issued†			B00G2P6	108	1,276,878	108	1,276,878
Yahoo Japan Corporation†			6084848	108	1,318,403	108	1,318,403
Yahoo! Incorporated†			984332106	130,590	6,345,368	216,865	10,537,470

Total Business Services					81,458,617		101,871,721

Communications--3.61%
Alcatel SA ADR †						44,080	698,668
Corning, Inc. †						46,390	518,640
Foundry Networks Incorporated†			35063R100	45,530	781,750	108,230	1,858,309
Garmin, Ltd.						1,400	59,794
Nextel Communications, Inc. Class A †						45,100	1,115,323
Nortel Networks Corporation †						30,200	179,388
Qualcomm, Inc.						57,490	3,818,486
REMEC, Inc. †						3,100	23,560
Scientific-Atlanta, Inc.						47,910	1,549,409
Tellabs, Inc. †						50,300	434,089
Trimble Navigation, Ltd. †						1,950	44,715

Total Communications					781,750		10,300,381

Electronic & Other Electrical Equipment & Components, Except Computer Equipment-- 24.24%
Advanced Micro Devices, Inc. †						42,675	692,615
Advantest Corporation			6870490	13,800	1,131,485	13,800	1,131,485
Analog Devices, Inc.						44,030	2,113,880
Applied Materials, Inc. †						42,850	916,133
Ariba, Inc. †						16,400	46,248
ASM International NV †						2,000	44,200
ASML Holding NV †						67,500	1,237,275
BEA Systems, Inc. †						93,950	1,198,802
Broadcom Corporation Class A †						35,300	1,382,701
Comverse Technology Incorporated†			205862402	285,790	5,184,231	285,790	5,184,231
Cymer, Inc. †						900	34,749
Cypress Semiconductor†			232806109	91,570	1,874,438	144,065	2,949,011
FEI Company †						1,500	32,775
Flextronics International, Ltd. †						51,800	891,996
Intel Corporation						42,845	1,165,384
IXYS Corporation †						4,100	38,540
KLA-Tencor Corporation †						43,725	2,201,554
Lam Research Corporation †						44,885	1,131,551
Linear Technology Corporation						43,655	1,616,108
LogicVision, Inc. †						2,000	8,380
LSI Logic Corporation †						6,200	57,908
Maxim Integrated Products, Inc.						42,895	2,019,926
Micron Technology Incorporated†			595112103	47,350	791,218	128,355	2,144,812
Motorola Incorporated			620076109	193,440	3,404,544	258,255	4,545,288
National Semiconductor Corporation†			637640103	111,371	4,948,213	188,976	8,396,203
Network Appliance Incorporated†			64120L104	172,900	3,708,705	199,275	4,274,449
Nokia OYJ ADR			654902204	33,780	685,058	61,055	1,238,195
Novellus Systems, Inc. †						42,670	1,356,479
NVIDIA Corporation †						1,200	31,788
O2Micro International, Ltd. †						40,900	704,707
ON Semiconductor Corporation †						134,200	1,011,868
Photronics, Inc. †						2,600	46,124
PMC-Sierra, Inc. †						51,900	880,743
Power Integrations Incorporated†			739276103	2,900	85,057	2,900	85,057
Research IN Motion Limited†			760975102	20,010	1,867,133	20,010	1,867,133
Silicon Laboratories Incorporated†			826919102	42,320	2,237,882	55,420	2,930,610
Sohu.Com Incorporated†			83408W103	67,030	1,668,377	67,030	1,668,377
Solectron Corporation †						90,700	501,571
Tektronix, Inc.						45,600	1,491,576
Telefonaktiebolaget LM Ericsson ADR†			294821608	84,280	2,338,770	84,280	2,338,770
Teradyne, Inc. †						39,585	943,311
Texas Instruments, Inc.						75,055	2,193,107
Thermo Electron Corporation †						49,100	1,388,548
TTM Technologies, Inc. †						4,100	50,512
Vitesse Semiconductor Corporation †						52,985	375,664
Xilinx, Inc. †						68,900	2,618,200

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment					29,925,111		69,178,544

Engineering, Accounting, Research Management & Related Services--0.57%
Affymetrix Incorporated†			00826T108	31,770	1,072,238	31,770	1,072,238
Pharmacopeia Incorporated†			71713B104	27,900	561,348	27,900	561,348

Total Engineering, Accounting, Research Management & Related Services					1,633,586		1,633,586

Holding & Other Investment Offices--1.70%
Softbank Corporation			6770620	64,000	2,995,915	64,000	2,995,915
First Data Corporation						44,300	1,867,688

Total Holding & Other Investment Offices					2,995,915		4,863,603

Industrial & Commercial Machinery & Computer Equipment--14.56%
Adobe Systems, Inc.						47,620	1,877,656
Apple Computer, Inc. †						35,660	964,603
BMC Software, Inc. †						47,100	920,805
Brocade Communications Systems, Inc. †						6,200	41,292
CDW Corporation			12512N105	29,200	1,974,212	29,200	1,974,212
Check Point Software Technologies, Ltd. †						44,500	1,013,265
Cisco Systems Incorporated†			17275R102	238,206	5,602,605	318,041	7,480,324
Cognos, Inc. †						29,700	922,482
Computer Sciences Corporation †						43,135	1,739,634
Corillian Corporation †						7,700	38,115
Dell, Inc. †						45,430	1,527,357
Digi International, Inc. †						5,300	52,311
DST Systems, Inc. †						39,490	1,790,871
Electronic Arts, Inc. †						36,760	1,983,570
EMC Corporation †						121,970	1,660,012
FMC Technologies, Inc. †						1,300	35,139
Hewlett-Packard Company						42,035	960,079
Informatica Corporation †						5,200	44,668
International Business Machines Corporation						35,180	3,230,931
Juniper Networks Incorporated†			48203R104	114,510	2,978,405	207,235	5,390,182
Magma Design Automation †						1,600	33,456
Mine Safety Appliances Company						1,500	42,540
MSC Software Corporation †						3,000	26,430
Nassda Corporation †						1,900	13,186
Novell, Inc. †						47,600	541,688
Nuance Communications, Inc. †						5,100	33,405
Oracle Systems Corporation †						50,405	605,364
Overland Storage, Inc. †						1,300	22,035
PeopleSoft, Inc. †						42,460	785,085
QLogic Corporation † A232						47,400	1,564,674
RADWARE, Ltd. †						1,300	34,528
SafeNet, Inc. †						1,400	52,556
Seagate Technology †						3,000	48,390
Storage Technology Corporation †						22,100	615,043
Stratasys, Inc. †						1,650	31,399
Sybase, Inc. †						42,715	896,588
Synopsys, Inc. †						25,655	742,969
Unisys Corporation †						39,280	560,918
Verisity, Ltd. †						800	7,408
VERITAS Software Corporation †						47,050	1,266,116

Total Industrial & Commercial Machinery & Computer Equipment					10,555,222		41,571,286

				WF Specialized Technology Fund		Pro Forma Combined

	Interest Rate	Maturity Date	cusip	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--8.48%
Agilent Technologies Incorporated†			00846U101	82,516	2,609,981	82,516	2,609,981
Amgen, Inc. †						50,725	2,950,673
Biogen Idec, Inc. †						45,163	2,511,063
Biomet, Inc.						33,000	1,265,880
Boston Scientific Corporation †						41,080	1,740,970
Diversa Corporation †						2,100	18,606
Genencor International, Inc. †						3,100	41,261
Genentech, Inc. †						58,125	6,150,787
Genzyme Corporation †						19,920	937,037
Guidant Corporation						20,100	1,273,737
Millipore Corporation †						41,300	2,121,994
St. Jude Medical, Inc. †						36,025	2,597,403

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods					2,609,981		24,219,392

Miscellaneous Manufacturing Industries--1.10%
Tyco International Limited			902124106	110,060	3,153,219	110,060	3,153,219

Total Miscellaneous Manufacturing Industries					3,153,219		3,153,219

Wholesale Trade-Durable Goods--1.95%
Samsung Electronics GDR!			796050888	22,340	5,573,064	22,340	5,573,064

Total Wholesale Trade-Durable Goods					5,573,064		5,573,064

Total Common Stock (Cost $215,515,698)					138,686,465		265,485,770

Collateral for Securities Lending--30.11%
Collateral for Security Lending			seclending		77,943,266		77,943,266
Navigator Prime Portfolio (a)						8,044,619	8,044,619

Total Collateral for Securities Lending (Cost $85,987,885)					77,943,266		85,987,885

Investment Companies--1.73%
Ishares Nasdaq Biotech Index Fund†			464287556	25,870	1,998,458	25,870	1,998,458
Semiconductor Holders Trust			816636203	74,720	2,951,440	74,720	2,951,440

Total Investment Companies (Cost $5,000,066)					4,949,898		4,949,898

Short-Term Investments--6.49%
Mutual Fund--5.94%
Wells Fargo Money Market Trust			WF56	16,968,395	16,968,395	16,968,395	16,968,395

Total Mutual Fund					16,968,395		16,968,395

Repurchase Agreements--0.55%
State Street Bank (Dated 3/31/04), 0.75%, Due 4//01/04 (Repurchase Proceeds of $81,802); Collateralized by: United States Government & Agency Issues (a)	0.75	04/01/2004				81,800	81,800
ABN AMRO Inc. (Dated 3/31/04), 1.05%, Due 4/01/04 (Repurchase Proceeds $500,015); Collateralized by: United States Government & Agency Issues (a)	1.05	04/01/2004				500,000	500,000
State Street Bank (Dated 3/31/04), 0.75%, Due 4/01/04 (Repurchase Proceeds $987,521); Collateralized by: United States Government & Agency Issues (a)	0.75	04/01/2004				987,500	987,500

Total Repurchase Agreements					0		1,569,300

Total Short-Term Investments (Cost $18,537,695)					16,968,395		18,537,695

Total Investments in Securities (Cost $325,041,344)--131.31%					238,548,024		374,961,248%

Other Assets and Liabilities, Net---(31.31)%					(79,728,837)		(89,398,831)

Total Net Assets--100.0%					158,819,187		285,562,417

† Non-income earning securities.
~ This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee for such investments.
! Securities that may be resold to “qualified institutional buyers” under rule 144A or securities offered persuant to section 4 (2) of the Securities Act of 1933, as amended.
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Written Options---(0.50)%
eBay Incorporated Call $75 07/17/2004			2786429GO	(385)	(88,550)	(385)	(88,550)
Foundry Networks Incorporated Put 20 06/19/2004			35063R8RD	(1,070)	(406,600)	(1,070)	(406,600)
Marvell Technology Group Limited Put 43 05/22/2004			G5876H8QT	(783)	(125,280)	(783)	(125,280)
Veritas Software Corporation Put 30 08/21/2004			9234368TF	(1,560)	(795,600)	(1,560)	(795,600)

Total Written Options (Premiums Received $1,004,465)					(1,416,030)		(1,416,030)

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)

	Target Fund	Target Fund	Acquiring Fund

	Strong Advisor Technology Fund	Strong Technology 100 Fund	WF Specialized Technology Fund*	Pro Forma Adjustments		Pro Forma Combined

INVESTMENTS:
In securities, at market value	$1,639,962	$126,728,643	$143,636,363			$272,004,968
Collateral for securities loaned		8,044,619	77,943,266			85,987,885
Investments in affiliates			16,968,395			16,968,395

TOTAL INVESTMENT AT MARKET VALUE (see cost below)	1,639,962	134,773,262	238,548,024	0		374,961,248

Cash	91	69	150,000			150,160
Receivable for Fund shares issued		30,175	521,508			551,683
Receivable for investments sold		2,738,757	818,714			3,557,471
Receivables for dividends and interest	2	36,922	59,763			96,687
Prepaid expenses and other assets	22,415	17,075	248,573			288,063

TOTAL ASSETS	1,662,470	137,596,260	240,346,582	0		379,605,312

LIABILITIES
Option written, at value			1,416,030			1,416,030
Payable for Fund shares redeemed		11,053	97,869			108,922
Payable for investments purchased		4,244,399	1,558,778			5,803,177
Payable to investment advisor and affiliates			450,822			450,822
Payable to the Trustees and Distributor	217		60,630			60,847
Payable for securities loaned		8,044,619	77,943,266			85,987,885
Accrued expenses and other liabilities	4,272	210,940				215,212
TOTAL LIABILITIES	4,489	12,511,011	81,527,395	0		94,042,895

TOTAL NET ASSETS	$1,657,981	$125,085,249	$158,819,187	$0		$285,562,417

NET ASSETS CONSIST OF:
Paid-in capital	$2,183,203	$356,172,381	$360,702,768			$719,058,352
Undistributed net investment income (loss)	(47,081)	(3,203,344)	(1,398,140)			(4,648,565)
Undistributed net realized gain (loss) on investments	(563,867)	(258,326,304)	(219,465,941)			(478,356,112)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	85,726	30,442,516	19,392,065			49,920,307
Net unrealized appreciation (depreciation) of options, swap agreements, and short sales			(411,565)			(411,565)

TOTAL NET ASSETS	$1,657,981	$125,085,249	$158,819,187	$0		$285,562,417

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A	$885,684		$118,571,442	$772,297		$120,229,423
Shares outstanding - Class A	125,516		26,967,454	251,569	(2)	27,344,539
Net asset value per share - Class A	$7.06		$4.40			$4.40
Maximum offering price per share - Class A	$7.49		$4.67			$4.67 (1)
Net assets - Class B	$549,041		$33,649,646	$(549,041)		$33,649,646
Shares outstanding - Class B	78,943		7,859,347	(78,973	)(2)	7,859,317
Net asset value and offering price per share Class B	$6.95		$4.28			$4.28
Net assets - Class C	$223,256		$6,598,099	$(223,256)		$6,598,099
Shares outstanding - Class C	32,212		1,543,624	(32,212	)(2)	1,543,624
Net asset value and offering price per share - Class C	$6.93		$4.27			$4.27
Net assets - Investor Class		$125,085,249		$(125,085,249)		$0
Shares outstanding - Investor class		27,740,611		(27,740,611	)(2)	0
Net asset value and offering price per share - Investor Class		$4.51				$0.00
Net assets - Class Z				$125,085,249		$125,085,249
Shares outstanding - Class Z				27,740,611	(2)	27,740,611
Net asset value and offering price per share - Class Z						$4.51

INVESTMENTS AT COST	$1,554,236	$104,330,746	$219,156,362			$325,041,344

SECURITIES ON LOAN, AT MARKET VALUE		$7,849,453	$75,132,272			$82,981,725

PREMIUMS RECEIVED ON WRITTEN OPTIONS			$1,004,465			$1,004,465

(1) Maximum offering price is calculated as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
(2) Share adjustments based on surviving Fund's NAV.
* - Accounting Survivor

STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 2004 (Unaudited)

	Target Fund	Target Fund	Acquiring Fund

	Strong Advisor Technology Fund	Strong Technology 100 Fund	WF Specialized Technology Fund*	Combined	Proforma Adjustments		Proforma Combined

INVESTMENT INCOME
Dividends	$7,227	$379,857	$144,514	$531,598			$531,598
Interest	1,171	15,700	13,126	29,997			29,997
Income from affiliated securities	0	0	57,990	57,990			57,990
Securities lending income	0	16,307	85,223	101,530			101,530
Expenses allocated from affiliated Master Portfolios	0	0	0	0			0

TOTAL INVESTMENT INCOME	8,398	411,864	300,853	721,115	0		721,115

EXPENSES
Advisory fees	16,834	1,218,166	1,398,073	2,633,073	491,217	(1)	3,124,290
Administration fees
Fund Level	0	0	277,246	277,246	(128,470	)(1)	148,776
Class A	4,552	0	167,512	172,064	101,763	(1)	273,827
Class B	1,283	0	48,145	49,428	37,628	(1)	87,056
Class C	899	0	10,195	11,094	7,685	(1)	18,779
Class Z	0	0	0	0	728,810	(1)	728,810
Investor Class	0	486,163	0	486,163	(486,163	)(1)	0
Transfer Agency Fees
Class A	3,083	0	0	3,083	(3,083	)(1)	0
Class B	891	0	0	891	(891	)(1)	0
Class C	634	0	0	634	(634	)(1)	0
Class Z	0	0	0	0	0	(1)	0
Investor Class	0	1,541,849	0	1,541,849	(1,541,849	)(1)	0
Custody fees	1,082	20,376	93,204	114,662	93,642	(1)	208,286
Shareholder servicing fees	0	0	332,876	332,876	411,002	(1)	743,878
Accounting fees	0	0	37,539	37,539	5,887	(1)	43,426
Distribution fees	0	0	0	0	0	(1)	0
Class A	3,792	0	0	3,792	(3,792	)(1)	0

Class B	4,276	0	233,122	237,398	(4,212	)(1)	233,186
Class C	2,995	0	50,343	53,338	(3,036	)(1)	50,302
Audit fees	13,418	16,753	23,911	54,082	(38,882	)(1)	15,200
Legal fees	429	16,284	8,967	25,680	(22,780	)(1)	2,900
Registration fees	30,835	24,061	64,130	119,026	(79,026	)(1)	40,000
Shareholder reports	1,556	317,484	11,648	330,688	(180,768	)(1)	149,920
Transfer Agent Banking Charges	1	8,872	0	8,873	(8,873	)(1)	0
Brokerage Fees	17	6,025	0	6,042	(6,042	)(1)	0
Trustees’ fees	1,030	5,175	4,162	10,367	(3,580	)(1)	6,787
Other fees and expenses	460	10,137	3,304	13,901	(8,042	)(1)	5,859

TOTAL EXPENSES	88,067	3,671,345	2,764,377	6,523,789	(642,508)		5,881,281

LESS:
Waived fees and reimbursed expenses	(32,037)	(432,408)	(151,130)	(615,575)	467,867	(1)	(147,708)
Direct Brokerage	(9,109)	(28,770)	0	(37,879)	37,879	(1)	0
Earning Credits	(4)	(632)	0	(636)	636	(1)	0
Net expenses	46,917	3,209,535	2,613,247	5,869,699	(136,126	)(1)	5,733,574

NET INVESTMENT INCOME (LOSS)	(38,519)	(2,797,671)	(2,312,394)	(5,148,584)	136,126		(5,012,458)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM:
Securities, foreign currencies and foreign currency translation	906,900	20,280,346	48,651,134	69,838,380			69,838,380
Futures transaction	0	0	0	0			0
Options, swap agreements and short sale transactions	0	(98,400)	(1,706,451)	(1,804,851)			(1,804,851)
Securities transactions allocated from Master Portfolios	0	0	0	0			0
Futures transactions allocated from Master Portfolios	0	0	0	0			0

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	906,900	20,181,946	46,944,683	68,033,529	0		68,033,529

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:							0
Securities, foreign currencies and foreign currency translation	240,833	42,988,178	10,759,593	53,988,604			53,988,604
Futures transaction	0	0	0	0			0
Forward foreign currency contracts	0	0	0	0			0
Options, swap agreements and short sale transactions	0	0	(445,532)	(445,532)			(445,532)
Securities transactions allocated from Master Portfolios	0	0	0	0			0
Forwards, futures, options, swaps and short sales allocated from Master Portfolios	0	0	0	0			0

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	240,833	42,988,178	10,314,061	53,543,072	0		53,543,072

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,147,733	63,170,124	57,258,744	121,576,601	0		121,576,601

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,109,214	$60,372,453	$54,946,350	$116,428,017	$137,193		$116,564,143

(1) To adjust expenses to reflect the Combined Fund’s estimated fees and expenses, based on contractual rates or elimination of duplicative services.

* - Accounting Survivor

Schedules of Investments
June 30, 2004 (Unaudited)

	Strong Value Fund		Strong Advisor large Company Core Fund		Pro Forma Combined Large Company Core Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Common Stocks 88.2%
Aerospace - Defense 0.5%
The Boeing Company			17,750	$906,847	17,750	$906,847
Apparel - Shoes & Related Manufacturing 1.7%
Lakeland Industries, Inc. (b)	28,500	$686,280			28,500	686,280
NIKE, Inc. Class B			31,850	2,412,638	31,850	2,412,638

						3,098,918
Auto Manufacturer 1.6%
Ford Motor Company			184,500	2,887,425	184,500	2,887,425
Auto/Truck - Original Equipment 1.4%
Eaton Corporation			39,400	2,550,756	39,400	2,550,756
Banks - Money Center 3.4%
Bank of America Corporation			32,300	2,733,226	32,300	2,733,226
Citigroup, Inc.	34,341	1,596,857	39,300	1,827,450	73,641	3,424,307

				4,560,676		6,157,533
Banks - Super Regional 1.4%
Wachovia Corporation			56,050	2,494,225	56,050	2,494,225
Beverages - Soft Drinks 1.6%
The Pepsi Bottling Group, Inc.			92,700	2,831,058	92,700	2,831,058
Building - Mobile/Manufacturers & RV 0.7%
Fleetwood Enterprises, Inc. (b)	79,900	1,162,545			79,900	1,162,545
Building - Paint & Allied Products 1.6%
Sherwin Williams Company			68,700	2,854,485	68,700	2,854,485
Building Products - Wood 1.7%
Georgia-Pacific Corporation			82,000	3,032,360	82,000	3,032,360
Chemicals - Specialty 0.4%
Praxair, Inc.	17,300	690,443			17,300	690,443
Commercial Services - Market Research 0.4%
Net Ratings, Inc. (b)	41,400	674,406			41,400	674,406
Commercial Services - Miscellaneous 0.1%
Franklin Covey Company (b)	94,700	246,220			94,700	246,220
Commercial Services - Printing 0.4%
R.R. Donnelley & Sons Company	19,300	637,286			19,300	637,286
Computer - IT Services 1.5%
Amdocs, Ltd. (b)			116,300	2,724,909	116,300	2,724,909
Computer - Local Networks 1.4%
Cisco Systems, Inc. (b)			109,000	2,583,300	109,000	2,583,300
Computer Software - Education/Entertainment 0.0%
Blackboard, Inc. (b)	2,500	50,125			2,500	50,125
Cosmetics - Personal Care 0.4%
The Procter & Gamble Company	12,200	664,168			12,200	664,168
Weider Nutrition International, Inc. (b)	13,800	64,722			13,800	64,722

		728,890				728,890
Diversified Operations 2.6%
3M Co.			13,850	1,246,639	13,850	1,246,639
Berkshire Hathaway, Inc. Class B (b)	189	558,495			189	558,495
General Electric Company	77,300	2,504,520	5,010	162,324	82,310	2,666,844
Honeywell International, Inc.	3,000	109,890			3,000	109,890

		3,172,905		1,408,963		4,581,868
Electronics - Contract Manufacturing 1.3%
Sanmina-SCI Corporation (b)			251,300	2,286,830	251,300	2,286,830
Electronics - Military Systems 0.7%
L-3 Communications Corporation			19,300	1,289,240	19,300	1,289,240
Electronics - Semiconductor Manufacturing 2.3%			72,500	2,001,000	72,500	2,001,000
Intel Corporation			86,100	2,081,898	86,100	2,081,898
Texas Instruments, Inc.
				4,082,898		4,082,898
Finance - Consumer/Commercial Loans 2.9%
CIT Group, Inc.			73,200	2,802,828	73,200	2,802,828
MBNA Corporation			94,100	2,426,839	94,100	2,426,839

				5,229,667		5,229,667
Finance - Equity REIT 2.5%
Affordable Residential Communities, Inc.	91,600	1,520,560			91,600	1,520,560
Alexander’s, Inc. (b)	5,200	872,248			5,200	872,248
New Plan Excel Realty Trust	20,000	467,200			20,000	467,200
Plum Creek Timber Company, Inc.	800	26,064			800	26,064
Vornado Realty Trust	27,500	1,570,525			27,500	1,570,525

		4,456,597				4,456,597
Finance - Index Tracking Funds 1.5%
iShares MSCI Japan Index Fund	75,300	799,686			75,300	799,686
iShares Trust Russell 1000 Value Index Fund	6,000	360,420			6,000	360,420
iShares Trust Russell 3000 Value Index Fund	5,700	445,569			5,700	445,569
Standard & Poors Depositary Receipt Trust Unit Series 1	10,000	1,145,000			10,000	1,145,000

		2,750,675				2,750,675

	Strong Value Fund		Strong Advisor large Company Core Fund		Pro Forma Combined Large Company Core Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Finance - Savings & Loan 1.6%
Golden West Financial Corporation			14,750	1,568,662	14,750	1,568,662
Washington Mutual, Inc.			34,750	1,342,740	34,750	1,342,740

				2,911,402		2,911,402
Financial Services - Miscellaneous 2.5%
American Express Company	19,200	986,496	28,100	1,443,778	47,300	2,430,274
First Marblehead Corporation (b)	50,500	2,033,130			50,500	2,033,130

		3,019,626				4,463,404
Food - Dairy Products 0.5%
Dean Foods Company (b)	24,500	914,095			24,500	914,095
Food - Flour & Grain 1.5%
Archer Daniels Midland Company			160,700	2,696,546	160,700	2,696,546
Food - Meat Products 1.7%
Tyson Foods, Inc. Class A			141,500	2,964,425	141,500	2,964,425
Food - Miscellaneous Preparation 1.1%
Del Monte Foods Company (b)	95,700	972,312			95,700	972,312
General Mills, Inc.	11,300	537,089			11,300	537,089
Hain Celestial Group, Inc. (b)	23,632	427,739			23,632	427,739

		1,937,140				1,937,140
Funeral Services & Related 0.3%
Service Corporation International (b)	65,000	479,050			65,000	479,050
Household - Consumer Electronics 0.7%
Sony Corporation Sponsored ADR (c)	32,500	1,236,625			32,500	1,236,625
Household - Office Furniture 0.4%
Steelcase, Inc.	45,100	631,400			45,100	631,400
Insurance - Accident & Health 1.4%
Conseco, Inc. (b)	130,300	2,592,970			130,300	2,592,970
Insurance - Diversified 2.5%
American International Group, Inc.	8,980	640,094	24,450	1,742,796	33,430	2,382,890
Genworth Financial, Inc. Class A (b)	10,000	229,500			10,000	229,500
Prudential Financial, Inc.			39,750	1,847,183	39,750	1,847,183

		869,594		3,589,979		4,459,573
Insurance - Life 0.9%
Lincoln National Corporation			32,000	1,512,000	32,000	1,512,000
Insurance - Property/Casualty/Title 1.1%
The Allstate Corporation			41,000	1,908,550	41,000	1,908,550
Leisure - Hotels & Motels 0.5%
Gaylord Entertainment Company (b)	28,000	878,920			28,000	878,920
Leisure - Services 1.9%
Cendant Corporation			120,150	2,941,272	120,150	2,941,272
Six Flags, Inc. (b)	66,000	479,160			66,000	479,160

						3,420,432
Media - Cable TV 0.3%
Comcast Corporation Class A (b)	12,000	336,360			12,000	336,360
Comcast Corporation Class A (Non-Voting) (b)	4,000	110,440			4,000	110,440

		446,800				446,800
Media - Radio/TV 2.5%
Spanish Broadcasting System, Inc. Class A (b)	125,700	1,170,267			125,700	1,170,267
Viacom, Inc. Class B	18,050	644,746			18,050	644,746
The Walt Disney Company			106,200	2,707,038	106,200	2,707,038

		1,815,013				4,522,051
Medical - Biomedical/Biotechnology 0.1%
Amgen, Inc. (b)	2,500	136,425			2,500	136,425
Medical - Generic Drugs 0.7%
Teva Pharmaceutical Industries, Ltd. ADR			17,250	1,160,753
Medical - Health Maintenance Organizations 2.9%
Aetna, Inc.			30,900	2,626,500	30,900	2,626,500
UnitedHealth Group, Inc.			41,350	2,574,038	41,350	2,574,038

				5,200,538		5,200,538
Medical - Products 2.1%
Alcon, Inc.			33,750	2,654,437	33,750	2,654,437
Boston Scientific Corporation (b)			27,100	1,159,880	27,100	1,159,880

				3,814,317		3,814,317
Medical - Systems/Equipment 0.2%
Antares Pharma, Inc. (b)	71,800	63,902			71,800	63,902
Fisher Scientific International, Inc. (b)	5,500	317,625			5,500	317,625

		381,527				381,527
Medical/Dental - Services 0.1%
Hospira, Inc. (b)	7,000	193,200			7,000	193,200
Medical/Dental - Supplies 1.6%
Becton, Dickinson & Company			54,400	2,817,920	54,400	2,817,920
Metal Ores - Gold/Silver 0.2%
Barrick Gold Corporation	15,500	306,125			15,500	306,125
Metal Ores - Miscellaneous 0.0%
Alcoa, Inc.	1,500	49,545			1,500	49,545
Metal Products - Fasteners 0.7%
Illinois Tool Works, Inc.			12,800	1,227,392	12,800	1,227,392
Oil & Gas - Drilling 0.1%
ENSCO International, Inc.	6,000	174,600			6,000	174,600
Oil & Gas - Field Services 1.0%
Schlumberger, Ltd.	26,900	1,708,419			26,900	1,708,419
Oil & Gas - International Integrated 2.9%
ConocoPhillips			31,050	2,368,804	31,050	2,368,804
Exxon Mobil Corporation			64,648	2,871,018	64,648	2,871,018

				5,239,822		5,239,822

	Strong Value Fund		Strong Advisor large Company Core Fund		Pro Forma Combined Large Company Core Fund

	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)	Shares or Principal Amount	Value (Note 2)

Oil & Gas - Machinery/Equipment 0.3%
NATCO Group, Inc. Class A (b)	65,100	501,921			65,100	501,921
Oil & Gas - United States Exploration & Production 3.0%
Burlington Resources, Inc.			66,200	2,395,116	66,200	2,395,116
Devon Energy Corporation			29,308	1,934,328	29,308	1,934,328
EOG Resources, Inc.			17,450	1,041,939	17,450	1,041,939

				5,371,383		5,371,383
Oil & Gas - United States Integrated 1.6%
Marathon Oil Corporation			74,700	2,826,648	74,700	2,826,648
Retail - Clothing/Shoes 1.4%
Abercrombie & Fitch Company Class A	11,900	461,125			11,900	461,125
The Gap, Inc.			86,000	2,085,500	86,000	2,085,500

						2,546,625
Retail - Department Stores 1.8%
Federated Department Stores, Inc.			64,250	3,154,675	64,250	3,154,675
Kohl’s Corporation (b)	3,200	135,296			3,200	135,296

						3,289,971
Retail - Discount & Variety 0.5%
99 Cents Only Stores (b)	55,200	841,800			55,200	841,800
Retail - Restaurants 2.6%
California Pizza Kitchen, Inc. (b)	21,100	404,276			21,100	404,276
Dave & Buster’s, Inc. (b)	11,000	206,690			11,000	206,690
McDonald’s Corporation	62,500	1,625,000	94,200	2,449,200	156,700	4,074,200

		2,235,966				4,685,166
Retail - Super/Mini Markets 0.5%
Wild Oats Markets, Inc. (b)	65,450	920,882			65,450	920,882
Retail/Wholesale - Auto Parts 0.9%
AutoZone, Inc. (b)			20,600	1,650,060	20,600	1,650,060
Retail/Wholesale - Building Products 2.2%
The Home Depot, Inc.			78,100	2,749,120	78,100	2,749,120
Lowe’s Companies, Inc.			22,850	1,200,767	22,850	1,200,767

				3,949,887		3,949,887
Retail/Wholesale - Jewelry 0.3%
Tiffany & Company (c)	16,000	589,600			16,000	589,600
Telecommunications - Wireless Equipment 1.9%
Motorola, Inc.			161,350	2,944,638	161,350	2,944,638
Nokia Corporation Sponsored ADR	31,000	450,740			31,000	450,740

						3,395,378
Telecommunications - Wireless Services 0.7%
AT&T Wireless Services, Inc. (b)	87,000	1,245,840			87,000	1,245,840
Transportation - Ship 0.5%
Golar LNG, Ltd. (b)	60,278	944,556			60,278	944,556
Utility - Electric Power 1.9%
Duke Energy Corporation	29,700	602,613			29,700	602,613
Edison International			111,800	2,858,726	111,800	2,858,726

						3,461,339
Utility - Gas Distribution 0.1%
ONEOK, Inc.	10,500	230,895			10,500	230,895

Total Common Stocks (Cost $37,071,978, $105,010,878, and $142,082,856, respectively)		44,264,697		113,562,726		157,827,423

Call Options Purchased 0.1%
Sony Corporation Sponsored ADR, Expires 1/21/05 at $30.00	10,000	88,000			10,000	88,000

Total Call Options Purchased (Cost $52,203, $0 and $52,203, respectively)		88,000				88,000

Short-Term Investments (a) 12.9%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds of $15,400,599, $0, and $15,400,599, respectively); Collateralized by: United States Government & Agency Issues	$15,400,000	15,400,000			$15,400,000	15,400,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds of $1,589,633, $6,129,728, and $7,719,361 respectively); Collateralized by: United States Government & Agency Issues	1,589,600	1,589,600	$6,129,600	6,129,600	7,719,200	7,719,200

Total Short-Term Investments (Cost $16,989,600, $6,129,600, and $23,119,200, respectively)		16,989,600		6,129,600		23,119,200

Total Investments in Securities (Cost $54,113,781, $111,140,478, and $165,254,259, respectively) 101.2%		61,342,297		119,692,326		181,034,623
Other Assets and Liabilities, Net (1.2%)		262,681		(2,368,050)		(2,105,369

Net Assets 100.0%		$61,604,978		$117,324,276		$178,929,254

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums	Contracts	Premiums	Contracts	Premiums

Options outstanding at beginning of period	200	$56,392		$-	200	$56,392
Options written during the period	500	77,083			500	77,083
Options closed	(200)	(13,394)			(200)	(13,394)
Options expired	(120)	(22,004)			(120)	(22,004)
Options exercised	(100)	(17,827)			(100)	(17,827)

Options outstanding at end of period	280	$80,250	-	$-	280	$80,250

WRITTEN OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)	Contracts (100 shares per contract)	Value (Note 2)	Contracts (100 shares per contract)	Value (Note 2)

Calls:
Sony Corporation Sponsored ADR
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $31,596.)	100	$(49,500)		$-	100	$(49,500)
Tiffany and Company
(Strike Price is $35.00. Expiration date is 8/20/04. Premium received is $23,858.)	80	(23,200)			80	(23,200)
Puts:
Sony Corporation Sponsored ADR
(Strike Price is $25.00. Expiration date is 1/21/05. Premium received is $24,796.)	100	(1,250)			100	(1,250)

	280	$(73,950)	-	$-	280	$(73,950)

LEGEND

(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b) Non-income producing security.
(c) All or a portion of these securities are held in conjunction with open written option contracts.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Strong Value Fund	Strong Advisor Large Company Core Fund*	Combined	Adjustments	Pro Forma Combined

Assets:
Investments in Securities, at Value (Cost of $54,113,781, $111,140,478, and $165,254,259, respectively)
(Including Repurchase Agreements of $16,989,600, $6,129,600 and $23,119,200, respectively)	$61,342,297	$119,692,326	$181,034,623		$181,034,623
Receivable for Securities Sold	29,316	2,211,372	2,240,688		2,240,688
Receivable for Fund Shares Sold	58,418	46,387	104,805		104,805
Dividends and Interest Receivable	69,732	80,651	150,383		150,383
Other Assets	289,735	37,895	327,630		327,630

Total Assets	61,789,498	122,068,631	183,858,129		183,858,129

Liabilities:
Payable for Securities Purchased	72,335	4,520,107	4,592,442		4,592,442
Written Options, at Value (Premiums Received of $80,250, $0 and $80,250, respectively)	73,950	-	73,950		73,950
Payable for Fund Shares Redeemed	12,963	194,017	206,980		206,980
Accrued Operating Expenses and Other Liabilities	25,272	30,231	55,503		55,503

Total Liabilities	184,520	4,744,355	4,928,875		4,928,875

Net Assets	$61,604,978	$117,324,276	$178,929,254		$178,929,254

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$50,811,037	$102,303,294	$153,114,331		$153,114,331
Undistributed Net Investment Income (Loss)	(72,158)	(97,334)	(169,492)		(169,492)
Undistributed Net Realized Gain (Loss)	3,631,283	6,566,468	10,197,751		10,197,751
Net Unrealized Appreciation/Depreciation	7,234,816	8,551,848	15,786,664		15,786,664

Net Assets	$61,604,978	$117,324,276	$178,929,254		$178,929,254

Investor Class
Net Assets	$61,604,978
Capital Shares Outstanding (Unlimited Number Authorized)	5,356,347

Net Asset Value Per Share	$11.50

Class Z
Net Assets					$61,604,978
Capital Shares Outstanding (Unlimited Number Authorized)					5,636,320
Net Asset Value Per Share					$10.93

Class A
Net Assets		$61,404,932			$61,404,932
Capital Shares Outstanding (Unlimited Number Authorized)		5,619,631			5,619,631
Net Asset Value Per Share		$10.93			$10.93

Public Offering Price Per Share ($10.93 divided by .9425)		$11.60			$11.60

Class B
Net Assets		$8,845,769			$8,845,769
Capital Shares Outstanding (Unlimited Number Authorized)		822,108			822,108
Net Asset Value Per Share		$10.76			$10.76

Class C
Net Assets		$7,872,013			$7,872,013
Capital Shares Outstanding (Unlimited Number Authorized)		731,899			731,899
Net Asset Value Per Share		$10.76			$10.76

Class K
Net Assets		$39,201,562			$39,201,562
Capital Shares Outstanding (Unlimited Number Authorized)		3,567,043			3,567,043
Net Asset Value Per Share		$10.99			$10.99

* - Accounting Survivor

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Twelve Months Ended June 30, 2004 (Unaudited)

	Strong Value Fund	Strong Advisor Large Company Core Fund*	Combined	Adjustments		Pro Forma Combined

Income:
Dividends (net of foreign withholding taxes of $1,014, $13,354 and $14,368, respectively)	$614,428	$1,300,190	$1,914,618			$1,914,618
Interest	125,927	79,005	204,932

Total Income	740,355	1,379,195	2,119,550	$0		$2,119,550

Expenses:
Investment Advisory Fees	426,777	801,053	1,227,830	-	(1)	1,227,830
Administrative Fees - Fund Level				81,827	(1)	81,827
Administrative Fees - Investor Class/Class Z	170,573	-	170,573	85,094	(1)	255,667
Administrative Fees - Class A	-	186,061	186,061	(12,413	)(1)	173,648
Administrative Fees - Class B	-	21,843	21,843	(1,431	)(1)	20,412
Administrative Fees - Class C	-	18,891	18,891	(1,236	)(1)	17,655
Administrative Fees - Class K/I	-	78,021	78,021	(46,795	)(1)	31,226
Custodian Fees	6,274	9,069	15,343	17,388		32,731
Transfer Agency Fees - Investor Class/Class Z	173,188	-	173,188	(173,188	)(1)
Transfer Agency Fees - Class A	-	124,886	124,886	(124,886	)(1)
Transfer Agency Fees - Class B	-	15,034	15,034	(15,034	)(1)
Transfer Agency Fees - Class C	-	12,926	12,926	(12,926	)(1)
Transfer Agency Fees - Class K/I	-	62,417	62,417	(62,417	)(1)
Reports to Shareholders	42,260	7,147	49,407	(22,777	)(1)	26,630
12b-1 Fees (SS) - Investor Class/Class Z	-	-	-	142,037	(1)	142,037
12b-1 Fees (SS) - Class A	-	155,051	155,051	-	(1)	155,051
12b-1 Fees (SS) - Class B	-	18,203	18,203	-	(1)	18,203
12b-1 Fees (SS) - Class C	-	15,743	15,743	-	(1)	15,743
12b-1 Fees (SS) - Class K/I	-	-	-	78,065	(1)	78,065
12b-1 Fees (Dist) - Class B	-	54,608	54,608	-	(1)	54,608
12b-1 Fees (Dist) - Class C	-	47,228	47,228	-	(1)	47,228
Professional Fees	15,599	20,787	36,386	(15,686	)(1)	20,700
Accounting Fees				53,456	(1)	53,456
Federal and State Registration Fees	22,086	81,472	103,558	(37,165	)(1)	66,393
Transfer Agency Banking Charges	506	460	966	(966	)(1)
Brokerage Fees	945	433	1,378	(1,378	)(1)
Interest Expense	-	106	106	(106	)(1)
Other	13,345	6,785	20,130	(10,397	)(1)	9,733

Total Expenses before Waivers and Absorptions, Directed Brokerage, and Earnings Credits	871,553	1,738,224	2,609,777	(80,934	)(1)	2,528,843
Expense Waivers and Absorptions	(10,454)	(177,730)	(188,184)	(190,117	)(1)	(378,301)
Directed Brokerage	-	(24,225)	(24,225)	24,225	(1)
Earnings Credits	(2,365)	(415)	(2,780)	2,780	(1)

Expenses, Net	858,734	1,535,854	2,394,588	(244,046	)(1)	2,150,542

Net Investment Income (Loss)	(118,379)	(156,659)	(275,038)	244,046		(30,992)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	5,939,850	9,881,255	15,821,105			15,821,105
Written Options	39,186	-	39,186			39,186
Short Positions	7,485	-	7,485			7,485

Net Realized Gain (Loss)	5,986,521	9,881,255	15,867,776			15,867,776
Net Change in Unrealized Appreciation/Depreciation on:
Investments	2,877,455	4,340,991	7,218,446			7,218,446
Written Options	(31,592)	-	(31,592)			(31,592)
Short Positions	82,155	-	82,155			82,155

Net Change in Unrealized Appreciation/Depreciation	2,928,018	4,340,991	7,269,009			7,269,009

Net Gain (Loss) on Investments	8,914,539	14,222,246	23,136,785			23,136,785

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,796,160	$14,065,587	$22,861,747	$244,046		$23,105,793

(1)	To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

* - Accounting Survivor

See Notes to Financial Statements.

PRO FORMA SCHEDULE OF INVESTMENTS
March 31, 2004 (Unaudited)

			Strong Blue Chip Fund		Strong Advisor Focus Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Common Stock--99.03%
Amusement & Recreation Services--0.19%
International Game Technology			110,900	4,986,064
Marvel Enterprises Incorporated †					750	14,393

Total Amusement & Recreation Services				4,986,064		14,393

Apparel & Accessory Stores--2.94%
Kohls Corporation†
NIKE Incorporated Class B			42,300	3,293,901

Total Apparel & Accessory Stores				3,293,901		0

Building Materials, Hardware, Garden Supply & Mobile Home Dealers--9.11%
Centex Corporation			86,700	4,687,002
Chicago Bridge & Iron Company NV					2,700	75,141
D.R. Horton Incorporated			160,550	5,688,287
Fastenal Company
Home Depot Incorporated
Lennar Corporation Class A			84,700	4,576,341
Lowe's Companies Incorporated			53,000	2,974,890
Pulte Homes Incorporated			98,100	5,454,360
Toll Brothers Incorporated †			79,700	3,620,771

Total Building Materials, Hardware, Garden Supply & Mobile Home Dealers				27,001,651		75,141

Business Services--21.00%
Automatic Data Processing Incorporated
eBay Incorporated†			84,700	5,872,251	2,300	159,459
Electronic Arts Incorporated†					1,000	53,960
First Data Corporation			37,700	1,589,432
Fiserv Incorporated†
Intuit Incorporated†
Microsoft Corporation
Mercury Interactive Corporation †					1,100	49,280
Paychex Incorporated					2,900	103,240
Sungard Data Systems Incorporated†
Symantec Corporation†
Veritas Software Corporation†					1,500	40,365

Total Business Services				7,461,683		406,304

Chemicals & Allied Products--8.60%
Amgen Incorporated†			39,400	2,291,898
Digene Corporation †					2,200	75,592
Eli Lilly & Company
Genentech Incorporated†			51,800	5,481,476
Genzyme Corporation †					2,700	127,008
Gilead Sciences Incorporated†					1,800	100,386
Pfizer Incorporated			142,200	4,984,110
Procter & Gamble Company			54,800	5,747,424
Taro Pharmaceutical Industries Limited †					900	52,191
Teva Pharmaceutical Industries Limited ADR			92,600	5,871,766
Wyeth

Total Chemicals & Allied Products				24,376,674		355,177

Communications--0.04%
Corning Incorporated †					2,200	24,596
InterActiveCorp†

Total Communications				0		24,596

Depository Institutions--1.68%
Citigroup Incorporated			112,300	5,805,910
Fifth Third Bancorp
State Street Corporation

Total Depository Institutions				5,805,910		0

Educational Services--1.59%
Apollo Group Incorporated Class A†					1,500	129,165
Corinthian Colleges Incorporated †					4,400	145,464

Total Educational Services				0		274,629

Electronic & Other Electrical Equipment & Components, Except Computer Equipment-- 10.84%
Analog Devices Incorporated					1,600	76,816
Flextronics International, Ltd. †					3,700	63,714
General Electric Company			111,800	3,412,136
Intel Corporation			58,300	1,585,760
Linear Technology Corporation
Maxim Integrated Products Incorporated
Network Appliance Incorporated†
Nokia OYJ ADR			152,900	3,100,812
Qualcomm Incorporated			50,900	3,380,778
Silicon Laboratories Incorporated †					1,200	63,456
Texas Instruments Incorporated
Tyco International, Ltd.			200,700	5,750,055
Xilinx Incorporated†

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment				17,229,541		203,986

Engineering, Accounting, Research Management & Related Services--3.71%
Paychex Incorporated

Total Engineering, Accounting, Research Management & Related Services				0		0

Food & Kindred Products--0.28%
Coca Cola Company
PepsiCo Incorporated			60,800	3,274,080
WM Wrigley Jr Company

Total Food & Kindred Products				3,274,080		0

Food Stores--0.32%
McDonald's Corporation			186,000	5,314,020
Starbucks Corporation†

Total Food Stores				5,314,020		0

General Merchandise Stores--0.84%
Chicos FAS Incorporated †					1,000	46,400
Coach Incorporated †					2,100	86,079
Family Dollar Stores Incorporated
PETCO Animal Supplies Incorporated †					4,100	115,538
PETsMART Incorporated					3,700	100,862
Ross Stores Incorporated					4,000	122,440
Target Corporation

Total General Merchandise Stores				0		471,319

Health Services--0.07%
Caremark Rx Incorporated†
Inveresk Research Group Incorporated †					2,800	79,576

Total Health Services				0		79,576

Home Furniture, Furnishings & Equipment Stores--0.15%
Bed Bath & Beyond Incorporated†
Best Buy Company Incorporated

Total Home Furniture, Furnishings & Equipment Stores				0		0

			Strong Blue Chip Fund		Strong Advisor Focus Fund

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Industrial & Commercial Machinery & Computer Equipment--10.05%
3M Company			34,500	2,824,515
Cisco Systems Incorporated†			203,900	4,795,728	3,900	91,728
Dell Incorporated†					4,000	134,480
EMC Corporation†
Polycom Incorporated †					2,900	61,567
Yahoo! Incorporated †			137,600	6,685,984

Total Industrial & Commercial Machinery & Computer Equipment				14,306,227		287,775

Insurance Carriers--4.93%
American International Group Incorporated
UnitedHealth Group Incorporated			52,700	3,395,988
Wellpoint Health Networks Incorporated†			39,100	4,446,452

Total Insurance Carriers				7,842,440		0

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--5.50%
Boston Scientific Corporation†					2,000	84,760
Danaher Corporation
Guidant Corporation
Medtronic Incorporated
OraSure Technologies Incorporated †					2,500	25,900
St Jude Medical Incorporated†
Stryker Corporation
Zimmer Holdings Incorporated†

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods				0		110,660

Metal Mining--0.20%
Newmont Mining Corporation
Phelps Dodge Corporation †			43,400	3,544,044

Total Metal Mining				3,544,044		0

Miscellaneous Retail--1.54%
Wal-Mart Stores Incorporated
Walgreen Company

Total Miscellaneous Retail				0		0

Non-Depository Credit Institutions--0.12%
American Express Company
Doral Financial Corporation					2,850	100,320

Total Non-Depository Credit Institutions				0		100,320

Oil & Gas Extraction--0.59%
Apache Corporation
ChevronTexaco Corporation			36,400	3,195,192
ConocoPhillips			81,900	5,717,439
Schlumberger Limited			112,700	7,195,895
Smith International Incorporated †					1,500	80,265
XTO Energy Incorporated					3,250	82,030

Total Oil & Gas Extraction				16,108,526		162,295

Personal Services--2.45%
Cintas Corporation

Total Personal Services				0		0

Petroleum Refining & Related Industries--0.07%
Suncor Energy Incorporated

Total Petroleum Refining & Related Industries				0		0

Printing, Publishing & Allied Industries--0.08%
Viacom Incorporated Class B

Total Printing, Publishing & Allied Industries				0		0

Security & Commodity Brokers, Dealers, Exchanges & Services--9.70%
Countrywide Financial Corporation			53,900	5,169,010
Goldman Sachs Group Incorporated			61,600	6,427,960
Charles Schwab Corporation
Franklin Resources Incorporated
Merrill Lynch & Company Incorporated			51,100	3,043,516

Total Security & Commodity Brokers, Dealers, Exchanges & Services				14,640,486		0

Wholesale Trade Non-Durable Goods--1.44%
Cardinal Health Incorporated
Sysco Corporation

Total Wholesale Trade Non-Durable Goods				0		0

Total Common Stock (Cost $2,872,214,475)				155,185,247		2,566,171

Collateral for Securities Lending--0.94%
Collateral for Security Lending

Total Collateral for Securities Lending (Cost $29,725,174)				0		0

Short-Term Investments--1.01%
Mutual Fund--0.90%
Wells Fargo Money Market Trust~

Total Mutual Fund				0		0

Repurchase Agreements--0.11%
ABN AMRO (Dated 3/31/04), 1.05%, Due 4/01/04 (Repurchase proceeds $2,000,058); Collateralized by: United States Government & Agency Issues	1.05	04/01/2004	2,000,000	2,000,000
State Street Bank (Dated 3/31/04), 0.75%, Due 4/01/04 (Repurchase Proceeds $1,509,431); Collateralized by: United States Government & Agency Issues (a)	0.75	04/01/2004	1,509,400	1,509,400	65,700	65,700

Total Repurchase Agreements				3,509,400		65,700

Total Short-Term Investments (Cost $32,039,482)				3,509,400		65,700

Total Investments in Securities (Cost $2,933,979,131)--100.98%				158,694,647		2,631,871

Other Assets and Liabilities, Net--(0.98)%				(23,975)		27,969

Total Net Assets--100.0%				158,670,672		2,659,840

			Wells Fargo Growth Fund		Wells Fargo Large Company Growth Fund *

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Common Stock--99.03%
Amusement & Recreation Services--0.19%
International Game Technology			24,140	1,085,334
Marvel Enterprises Incorporated †

Total Amusement & Recreation Services				1,085,334		0

Apparel & Accessory Stores--2.94%
Kohls Corporation†					1,854,553	89,630,531
NIKE Incorporated Class B

Total Apparel & Accessory Stores				0		89,630,531

Building Materials, Hardware, Garden Supply & Mobile Home Dealers--9.11%
Centex Corporation
Chicago Bridge & Iron Company NV
D.R. Horton Incorporated
Fastenal Company					1,072,700	57,593,275
Home Depot Incorporated			46,910	1,752,558	2,721,780	101,685,683
Lennar Corporation Class A
Lowe's Companies Incorporated			60,580	3,400,355	1,737,370	97,518,591
Pulte Homes Incorporated
Toll Brothers Incorporated †

Total Building Materials, Hardware, Garden Supply & Mobile Home Dealers				5,152,913		256,797,549

Business Services--21.00%
Automatic Data Processing Incorporated					689,252	28,948,586
eBay Incorporated†			62,720	4,348,377	2,688,274	186,378,034
Electronic Arts Incorporated†			64,710	3,491,752
First Data Corporation					3,062,812	129,128,159
Fiserv Incorporated†					2,245,612	80,325,558
Intuit Incorporated†			39,920	1,791,610
Microsoft Corporation			150,118	3,748,446	5,827,792	145,519,958
Mercury Interactive Corporation †
Paychex Incorporated
Sungard Data Systems Incorporated†					1,428,702	39,146,446
Symantec Corporation†			60,090	2,782,167
Veritas Software Corporation†			48,210	1,297,331	1,166,335	31,386,069

Total Business Services				17,459,683		640,832,810

Chemicals & Allied Products--8.60%
Amgen Incorporated†			74,410	4,328,430	1,134,116	65,971,503
Digene Corporation †
Eli Lilly & Company			24,990	1,671,831
Genentech Incorporated†			19,650	2,079,363	497,289	52,623,155
Genzyme Corporation †
Gilead Sciences Incorporated†			48,850	2,724,364
Pfizer Incorporated			154,181	5,404,044	3,003,962	105,288,881
Procter & Gamble Company			34,640	3,633,043
Taro Pharmaceutical Industries Limited †
Teva Pharmaceutical Industries Limited ADR			41,730	2,646,099
Wyeth			43,270	1,624,789

Total Chemicals & Allied Products				24,111,963		223,883,539

Communications--0.04%
Corning Incorporated †
InterActiveCorp†			42,670	1,347,945

Total Communications				1,347,945		0

Depository Institutions--1.68%
Citigroup Incorporated			87,841	4,541,380
Fifth Third Bancorp			31,020	1,717,577
State Street Corporation					793,308	41,355,152

Total Depository Institutions				6,258,957		41,355,152

Educational Services--1.59%
Apollo Group Incorporated Class A†			50,830	4,376,971	533,327	45,924,795
Corinthian Colleges Incorporated †

Total Educational Services				4,376,971		45,924,795

Electronic & Other Electrical Equipment & Components, Except Computer Equipment-- 10.84%
Analog Devices Incorporated			37,250	1,788,373
Flextronics International, Ltd. †
General Electric Company			236,420	7,215,538
Intel Corporation			213,650	5,811,280	5,740,307	156,136,339
Linear Technology Corporation			60,180	2,227,864	1,145,969	42,423,775
Maxim Integrated Products Incorporated			49,400	2,326,246
Network Appliance Incorporated†			71,740	1,538,823
Nokia OYJ ADR					5,005,828	101,518,198
Qualcomm Incorporated			32,510	2,159,314
Silicon Laboratories Incorporated †
Texas Instruments Incorporated			58,960	1,722,811
Tyco International, Ltd.
Xilinx Incorporated†			42,690	1,622,220

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment				26,412,469		300,078,312

Engineering, Accounting, Research Management & Related Services--3.71%
Paychex Incorporated					3,304,345	117,634,671

Total Engineering, Accounting, Research Management & Related Services				0		117,634,671

Food & Kindred Products--0.28%
Coca Cola Company			35,510	1,786,153
PepsiCo Incorporated			37,140	1,999,989
WM Wrigley Jr Company			31,910	1,886,519

Total Food & Kindred Products				5,672,661		0

Food Stores--0.32%
McDonald's Corporation
Starbucks Corporation†			124,620	4,704,405

Total Food Stores				4,704,405		0

General Merchandise Stores--0.84%
Chicos FAS Incorporated †
Coach Incorporated †
Family Dollar Stores Incorporated					689,809	24,798,631
PETCO Animal Supplies Incorporated †
PETsMART Incorporated
Ross Stores Incorporated
Target Corporation			31,300	1,409,752

Total General Merchandise Stores				1,409,752		24,798,631

Health Services--0.07%
Caremark Rx Incorporated†			63,290	2,104,393
Inveresk Research Group Incorporated †

Total Health Services				2,104,393		0

Home Furniture, Furnishings & Equipment Stores--0.15%
Bed Bath & Beyond Incorporated†			56,640	2,365,286
Best Buy Company Incorporated			45,700	2,363,604

Total Home Furniture, Furnishings & Equipment Stores				4,728,890		0

			Wells Fargo Growth Fund		Wells Fargo Large Company Growth Fund *

	Interest Rate	Maturity Date	Shares or Principal Amount	Value	Shares or Principal Amount	Value

Industrial & Commercial Machinery & Computer Equipment--10.05%
3M Company			42,790	3,503,217
Cisco Systems Incorporated†			221,613	5,212,338	6,161,901	144,927,904
Dell Incorporated†			81,284	2,732,768	2,722,800	91,540,543
EMC Corporation†			265,780	3,617,266	3,855,961	52,479,631
Polycom Incorporated †
Yahoo! Incorporated †

Total Industrial & Commercial Machinery & Computer Equipment				15,065,589		288,948,078

Insurance Carriers--4.93%
American International Group Incorporated			34,881	2,488,759	2,004,047	142,988,718
UnitedHealth Group Incorporated
Wellpoint Health Networks Incorporated†			26,290	2,989,699

Total Insurance Carriers				5,478,458		142,988,718

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--5.50%
Boston Scientific Corporation†			155,010	6,569,324
Danaher Corporation			20,300	1,895,411
Guidant Corporation			19,570	1,240,151
Medtronic Incorporated			103,230	4,929,232	3,170,607	151,396,494
OraSure Technologies Incorporated †
St Jude Medical Incorporated†			42,620	3,072,902
Stryker Corporation			21,150	1,872,410
Zimmer Holdings Incorporated†			45,660	3,368,795

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods				22,948,225		151,396,494

Metal Mining--0.20%
Newmont Mining Corporation			58,740	2,739,046
Phelps Dodge Corporation †

Total Metal Mining				2,739,046		0

Miscellaneous Retail--1.54%
Wal-Mart Stores Incorporated			69,440	4,144,874	1,232,205	73,550,324
Walgreen Company			83,590	2,754,290

Total Miscellaneous Retail				6,899,164		73,550,324

Non-Depository Credit Institutions--0.12%
American Express Company			69,230	3,589,576
Doral Financial Corporation

Total Non-Depository Credit Institutions				3,589,576		0

Oil & Gas Extraction--0.59%
Apache Corporation			59,776	2,580,530
ChevronTexaco Corporation
ConocoPhillips
Schlumberger Limited
Smith International Incorporated †
XTO Energy Incorporated

Total Oil & Gas Extraction				2,580,530		0

Personal Services--2.45%
Cintas Corporation					1,785,301	77,642,751

Total Personal Services				0		77,642,751

Petroleum Refining & Related Industries--0.07%
Suncor Energy Incorporated			81,490	2,228,752

Total Petroleum Refining & Related Industries				2,228,752		0

Printing, Publishing & Allied Industries--0.08%
Viacom Incorporated Class B			67,216	2,635,539

Total Printing, Publishing & Allied Industries				2,635,539		0

Security & Commodity Brokers, Dealers, Exchanges & Services--9.70%
Countrywide Financial Corporation
Goldman Sachs Group Incorporated			44,830	4,678,011	1,407,820	146,905,976
Charles Schwab Corporation					9,267,025	107,590,160
Franklin Resources Incorporated					607,551	33,828,415
Merrill Lynch & Company Incorporated

Total Security & Commodity Brokers, Dealers, Exchanges & Services				4,678,011		288,324,551

Wholesale Trade Non-Durable Goods--1.44%
Cardinal Health Incorporated			29,240	2,014,636	601,011	41,409,675
Sysco Corporation			57,830	2,258,262

Total Wholesale Trade Non-Durable Goods				4,272,898		41,409,675

Total Common Stock (Cost $2,872,214,475)				177,942,124		2,805,196,581

Collateral for Securities Lending--0.94%
Collateral for Security Lending				29,725,174

Total Collateral for Securities Lending (Cost $29,725,174)				29,725,174		0

Short-Term Investments--1.01%
Mutual Fund--0.90%
Wells Fargo Money Market Trust~			1,539,748	1,539,748	26,924,635	26,924,634

Total Mutual Fund				1,539,748		26,924,634

Repurchase Agreements--0.11%
ABN AMRO (Dated 3/31/04), 1.05%, Due 4/01/04 (Repurchase proceeds $2,000,058); Collateralized by: United States Government & Agency Issues	1.05	04/01/2004
State Street Bank (Dated 3/31/04), 0.75%, Due 4/01/04 (Repurchase Proceeds $1,509,431); Collateralized by: United States Government & Agency Issues (a)	0.75	04/01/2004

Total Repurchase Agreements				0		0

Total Short-Term Investments (Cost $32,039,482)				1,539,748		26,924,634

Total Investments in Securities (Cost $2,933,979,131)--100.98%				209,207,046		2,832,121,215

Other Assets and Liabilities, Net--(0.98)%				(29,924,931)		(1,270,104)

Total Net Assets--100.0%				179,282,115		2,830,851,111

			Pro Forma Adjustments	Pro Forma Combined

	Interest Rate	Maturity Date		Shares or Principal Amount	Value

Common Stock--99.03%
Amusement & Recreation Services--0.19%
International Game Technology				135,040	6,071,398
Marvel Enterprises Incorporated †				750	14,393

Total Amusement & Recreation Services					6,085,791

Apparel & Accessory Stores--2.94%
Kohls Corporation†				1,854,553	89,630,531
NIKE Incorporated Class B				42,300	3,293,901

Total Apparel & Accessory Stores					92,924,432

Building Materials, Hardware, Garden Supply & Mobile Home Dealers--9.11%

Centex Corporation	86,700	4,687,002
Chicago Bridge & Iron Company NV	2,700	75,141
D.R. Horton Incorporated	160,550	5,688,287
Fastenal Company	1,072,700	57,593,275
Home Depot Incorporated	2,768,690	103,438,241
Lennar Corporation Class A	84,700	4,576,341
Lowe's Companies Incorporated	1,850,950	103,893,836
Pulte Homes Incorporated	98,100	5,454,360
Toll Brothers Incorporated †	79,700	3,620,771

Total Building Materials, Hardware, Garden Supply & Mobile Home Dealers		289,027,254

Business Services--21.00%
Automatic Data Processing Incorporated	689,252	28,948,586
eBay Incorporated†	2,837,994	196,758,121
Electronic Arts Incorporated†	65,710	3,545,712
First Data Corporation	3,100,512	130,717,591
Fiserv Incorporated†	2,245,612	80,325,558
Intuit Incorporated†	39,920	1,791,610
Microsoft Corporation	5,977,910	149,268,404
Mercury Interactive Corporation †	1,100	49,280
Paychex Incorporated	2,900	103,240

Sungard Data Systems Incorporated†	1,428,702	39,146,446
Symantec Corporation†	60,090	2,782,167
Veritas Software Corporation†	1,216,045	32,723,765

Total Business Services		666,160,480

Chemicals & Allied Products--8.60%
Amgen Incorporated†	1,247,926	72,591,831
Digene Corporation †	2,200	75,592
Eli Lilly & Company	24,990	1,671,831
Genentech Incorporated†	568,739	60,183,994
Genzyme Corporation †	2,700	127,008
Gilead Sciences Incorporated†	50,650	2,824,750
Pfizer Incorporated	3,300,343	115,677,035
Procter & Gamble Company	89,440	9,380,467
Taro Pharmaceutical Industries Limited †	900	52,191
Teva Pharmaceutical Industries Limited ADR	134,330	8,517,865
Wyeth	43,270	1,624,789

Total Chemicals & Allied Products		272,727,353

Communications--0.04%
Corning Incorporated †	2,200	24,596
InterActiveCorp†	42,670	1,347,945

Total Communications		1,372,541

Depository Institutions--1.68%
Citigroup Incorporated	200,141	10,347,290
Fifth Third Bancorp	31,020	1,717,577
State Street Corporation	793,308	41,355,152

Total Depository Institutions		53,420,019

Educational Services--1.59%
Apollo Group Incorporated Class A†	585,657	50,430,931
Corinthian Colleges Incorporated †	4,400	145,464

Total Educational Services		50,576,395

Electronic & Other Electrical Equipment & Components, Except Computer Equipment-- 10.84%
Analog Devices Incorporated	38,850	1,865,189
Flextronics International, Ltd. †	3,700	63,714

General Electric Company	348,220	10,627,674
Intel Corporation	6,012,257	163,533,379
Linear Technology Corporation	1,206,149	44,651,639
Maxim Integrated Products Incorporated	49,400	2,326,246
Network Appliance Incorporated†	71,740	1,538,823
Nokia OYJ ADR	5,158,728	104,619,010
Qualcomm Incorporated	83,410	5,540,092
Silicon Laboratories Incorporated †	1,200	63,456
Texas Instruments Incorporated	58,960	1,722,811
Tyco International, Ltd.	200,700	5,750,055
Xilinx Incorporated†	42,690	1,622,220

Total Electronic & Other Electrical Equipment & Components, Except Computer Equipment		343,924,308

Engineering, Accounting, Research Management & Related Services--3.71%
Paychex Incorporated	3,304,345	117,634,671

Total Engineering, Accounting, Research Management & Related Services		117,634,671

Food & Kindred Products--0.28%

Coca Cola Company	35,510	1,786,153
PepsiCo Incorporated	97,940	5,274,069
WM Wrigley Jr Company	31,910	1,886,519

Total Food & Kindred Products		8,946,741

Food Stores--0.32%
McDonald's Corporation	186,000	5,314,020
Starbucks Corporation†	124,620	4,704,405

Total Food Stores		10,018,425

General Merchandise Stores--0.84%
Chicos FAS Incorporated †	1,000	46,400
Coach Incorporated †	2,100	86,079
Family Dollar Stores Incorporated	689,809	24,798,631

PETCO Animal Supplies Incorporated †	4,100	115,538
PETsMART Incorporated	3,700	100,862
Ross Stores Incorporated	4,000	122,440
Target Corporation	31,300	1,409,752

Total General Merchandise Stores		26,679,702

Health Services--0.07%
Caremark Rx Incorporated†	63,290	2,104,393
Inveresk Research Group Incorporated †	2,800	79,576

Total Health Services		2,183,969

Home Furniture, Furnishings & Equipment Stores--0.15%
Bed Bath & Beyond Incorporated†	56,640	2,365,286
Best Buy Company Incorporated	45,700	2,363,604

Total Home Furniture, Furnishings & Equipment Stores		4,728,890

			Pro Forma Adjustments	Pro Forma Combined

	Interest Rate	Maturity Date		Shares or Principal Amount	Value

Industrial & Commercial Machinery & Computer Equipment--10.05%
3M Company				77,290	6,327,732
Cisco Systems Incorporated†				6,591,314	155,027,698
Dell Incorporated†				2,808,084	94,407,791
EMC Corporation†				4,121,741	56,096,897
Polycom Incorporated †				2,900	61,567
Yahoo! Incorporated †				137,600	6,685,984

Total Industrial & Commercial Machinery & Computer Equipment					318,607,669

Insurance Carriers--4.93%
American International Group Incorporated				2,038,928	145,477,477
UnitedHealth Group Incorporated				52,700	3,395,988
Wellpoint Health Networks Incorporated†				65,390	7,436,151

Total Insurance Carriers					156,309,616

Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods--5.50%
Boston Scientific Corporation†				157,010	6,654,084
Danaher Corporation				20,300	1,895,411
Guidant Corporation				19,570	1,240,151

Medtronic Incorporated	3,273,837	156,325,726
OraSure Technologies Incorporated †	2,500	25,900
St Jude Medical Incorporated†	42,620	3,072,902
Stryker Corporation	21,150	1,872,410
Zimmer Holdings Incorporated†	45,660	3,368,795

Total Measuring, Analyzing & Controlling Instruments: Photographic, Medical & Optical Goods		174,455,379

Metal Mining--0.20%
Newmont Mining Corporation	58,740	2,739,046
Phelps Dodge Corporation †	43,400	3,544,044

Total Metal Mining		6,283,090

Miscellaneous Retail--1.54%
Wal-Mart Stores Incorporated	1,301,645	77,695,198
Walgreen Company	83,590	2,754,290

Total Miscellaneous Retail		80,449,488

Non-Depository Credit Institutions--0.12%
American Express Company	69,230	3,589,576
Doral Financial Corporation	2,850	100,320

Total Non-Depository Credit Institutions		3,689,896

Oil & Gas Extraction--0.59%
Apache Corporation	59,776	2,580,530
ChevronTexaco Corporation	36,400	3,195,192
ConocoPhillips	81,900	5,717,439
Schlumberger Limited	112,700	7,195,895

Smith International Incorporated †	1,500	80,265
XTO Energy Incorporated	3,250	82,030

Total Oil & Gas Extraction		18,851,351

Personal Services--2.45%
Cintas Corporation	1,785,301	77,642,751

Total Personal Services		77,642,751

Petroleum Refining & Related Industries--0.07%
Suncor Energy Incorporated	81,490	2,228,752

Total Petroleum Refining & Related Industries		2,228,752

Printing, Publishing & Allied Industries--0.08%
Viacom Incorporated Class B	67,216	2,635,539

Total Printing, Publishing & Allied Industries		2,635,539

Security & Commodity Brokers, Dealers, Exchanges & Services--9.70%
Countrywide Financial Corporation	53,900	5,169,010
Goldman Sachs Group Incorporated	1,514,250	158,011,947
Charles Schwab Corporation	9,267,025	107,590,160
Franklin Resources Incorporated	607,551	33,828,415
Merrill Lynch & Company Incorporated	51,100	3,043,516

Total Security & Commodity Brokers, Dealers, Exchanges & Services		307,643,048

Wholesale Trade Non-Durable Goods--1.44%
Cardinal Health Incorporated	630,251	43,424,311
Sysco Corporation	57,830	2,258,262

Total Wholesale Trade Non-Durable Goods		45,682,573

Total Common Stock (Cost $2,872,214,475)						3,140,890,123

Collateral for Securities Lending--0.94%
Collateral for Security Lending			(29,725,174	)(1)

Total Collateral for Securities Lending (Cost $29,725,174)			(29,725,174)			0

Short-Term Investments--1.01%
Mutual Fund--0.90%
Wells Fargo Money Market Trust~					28,464,383	28,464,382

Total Mutual Fund						28,464,382

Repurchase Agreements--0.11%
ABN AMRO (Dated 3/31/04), 1.05%, Due 4/01/04 (Repurchase proceeds $2,000,058); Collateralized by: United States Government & Agency Issues	1.05	04/01/2004			2,000,000	2,000,000
State Street Bank (Dated 3/31/04), 0.75%, Due 4/01/04 (Repurchase Proceeds $1,509,431); Collateralized by: United States Government & Agency Issues (a)	0.75	04/01/2004			1,575,100	1,575,100

Total Repurchase Agreements						3,575,100

Total Short-Term Investments (Cost $32,039,482)						32,039,482

Total Investments in Securities (Cost $2,933,979,131)--100.98%			(29,725,174)			3,172,929,605

Other Assets and Liabilities, Net--(0.98)%			29,725,174			(1,465,867)

Total Net Assets--100.0%			0			3,171,463,738

† Non-income earning securities.
~ This Wells Fargo Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo money market fund. The fund does not pay an investment advisory fee for such investments.
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

*  the Wells Fargo Large Company Growth Fund is a Gateway fund which holds interests in a Master Portfolio which in turn has direct investments in a portfolio of securities. The holdings listed here represent the Gateway fund's proportional allocation of the holdings of the Master portfolio.

(1) - The Wells Fargo Large Company Growth Fund is a Gateway fund which holds interests in a Master Portfolio and does not participate directly in securities lending. It does participate indirectly through the Master Portfolio in which it invests.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2004 (Unaudited)

	Target Fund	Target Fund	Target Fund	Acquiring Fund

	Strong Blue Chip Fund	Strong Advisor Focus Fund	WF Growth Fund	WF Large Company Growth Fund*	Pro Forma Adjustments		Pro Forma Combined

INVESTMENTS:
In securities, at market value	$158,694,647	$2,631,871	$177,942,124	$2,832,121,215			$3,171,389,857
Collateral for securities loaned			29,725,174		(29,725,174	)(3)	0
Investments in affiliates			1,539,748				1,539,748

TOTAL INVESTMENT AT MARKET VALUE (see cost below)	158,694,647	2,631,871	209,207,046	2,832,121,215	(29,725,174)		3,172,929,605

Cash	8	12	50,000				50,020
Receivable for Fund shares issued	3,217	10,995	56,941	872,054			943,207

Receivables for dividends and interest	128,275	204	104,600				233,079
Prepaid expenses and other assets	80,668	23,565					104,233

TOTAL ASSETS	158,906,815	2,666,647	209,418,587	2,832,993,269	(29,725,174)		3,174,260,144

LIABILITIES

Payable for Fund shares redeemed	58,760		184,239	509,617			752,616

Payable to investment advisor and affiliates			136,416	588,720			725,136
Payable to the Trustees and Distributor			38,569	346,072			384,641
Payable for securities loaned			29,725,174		(29,725,174	)(3)	0
Accrued expenses and other liabilities	177,383	6,807	52,074	697,749			934,013
TOTAL LIABILITIES	236,143	6,807	30,136,472	2,142,158	(29,725,174)		2,796,406

TOTAL NET ASSETS	$158,670,672	$2,659,840	$179,282,115	$2,830,851,111	$0		$3,171,463,738

NET ASSETS CONSIST OF:
Paid-in capital	$305,651,374	$6,423,624	$212,048,731	$3,033,586,339			$3,557,710,068
Undistributed net investment income (loss)	(1,709,083)	(57,289)	(510,161)	(11,441,184)			(13,717,717)
Undistributed net realized gain (loss) on investments	(173,152,201)	(4,379,045)	(64,010,531)	(399,662,484)			(641,204,261)
Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in foreign currencies	27,880,582	672,550	31,754,076	208,368,440			268,675,648

TOTAL NET ASSETS	$158,670,672	$2,659,840	$179,282,115	$2,830,851,111	$0		$3,171,463,738

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets - Class A		$1,176,925	$133,517,501	$422,294,609	$1,482,915		$558,471,950
Shares outstanding - Class A		189,046	11,227,493	8,882,890	(8,552,073	)(2)	11,747,356
Net asset value per share - Class A		$6.23	$11.89	$47.54			$47.54
Maximum offering price per share - Class A		$6.61	$12.62	$50.44			$50.44 (1)
Net assets - Class B		$1,166,677	$9,243,419	$255,208,355	$(1,166,677)		$264,451,774
Shares outstanding - Class B		191,338	1,140,052	5,905,748	(1,117,489	)(2)	6,119,649
Net asset value and offering price per share - Class B		$6.10	$8.11	$43.21			$43.21
Net assets - Class C		$316,238		$43,818,592	$(316,238)		$43,818,592
Shares outstanding - Class C		51,881		1,012,080	(51,881	)(2)	1,012,080
Net asset value and offering price per share - Class C		$6.10		$43.30			$43.30
Net assets - Institutional Class			$36,521,195	$2,109,529,555			$2,146,050,750
Shares outstanding - Institutional class			2,601,165	46,755,300	(1,791,715	)(2)	47,564,750
Net asset value and offering price per share - Institutional Class			$14.04	$45.12			$45.12
Net assets - Investor Class	$158,670,672				$(158,670,672)		$0
Shares outstanding - Investor class	13,696,407				(13,696,407	)(2)	0
Net asset value and offering price per share - Investor Class	$11.58						$0.00
Net assets - Class Z					$158,670,672		$158,670,672
Shares outstanding - Class Z					13,696,407	)(2)	13,696,407
Net asset value and offering price per share - Class Z							$11.58

INVESTMENTS AT COST	$130,814,065	$1,959,321	$177,452,970	$2,623,752,775			$2,933,979,131

SECURITIES ON LOAN, AT MARKET VALUE			$28,908,296		$(28,908,296	)(3)	$0

(1) Maximum offering price is calculated as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
(2) Share adjustments based on surviving Fund’s NAV.
(3) - The Wells Fargo Large Company Growth Fund is a Gateway fund which holds interests in a Master Portfolio and does not participate directly in securities lending.
* - Accounting Survivor

STATEMENT OF OPERATIONS
For the Twelve Months Ended March 31, 2004(Unaudited)

	Target Fund	Target Fund	Target Fund	Acquiring Fund

INVESTMENT INCOME	Strong Blue Chip Fund	Strong Advisor Focus Fund	WF Growth Fund	WF Large Company Growth Fund*	Combined	Pro Forma Adjustments		Pro Forma Combined

Dividends	$1,309,315	$8,619	$1,116,643	$12,438,455	$14,873,032			$14,873,032
Interest	38,416	703	257,367	56,986	353,472			353,472
Income from affiliated securities	0	0	12,318	0	12,318			12,318
Securities lending income	0	0	0	0	0			0
Expenses allocated from affiliated Master Portfolios	0	0	0	(17,497,895)	(17,497,895)	(2,548,970)		(20,046,865)

TOTAL INVESTMENT INCOME	1,347,731	9,322	1,386,328	(5,002,454)	(2,259,073)	(2,548,970)		(4,808,043)

EXPENSES
Advisory fees	872,173	25,541	1,399,183	0	2,296,897	(2,296,897	)(1)	0
Administration fees
Fund Level	0	0	335,283	3,890,912	4,226,195	(2,796,301	)(1)	1,429,894
Class A	0	5,370	188,145	562,828	756,343	598,206	(1)	1,354,549
Class B	0	3,757	14,880	365,360	383,997	355,323	(1)	739,320
Class C	0	1,089	0	61,685	62,774	51,210	(1)	113,984
Class Z	0	0	0	0	0	782,929	(1)	782,929
Institutional Class	0	0	41,911	2,006,129	2,048,040	(187,714	)(1)	1,860,326
Investor Class	523,304	0	0	0	523,304	(523,304	)(1)	0
Select Shares	0	0	0	0	0	0		0
Transfer Agency Fees
Class A	0	3,696	0	0	3,696	(3,696	)(1)	0
Class B	0	2,678	0	0	2,678	(2,678	)(1)	0
Class C	0	776	0	0	776	(776	)(1)	0
Class Z	0	0	0	0	0	0		0
Institutional Class	0	0	0	0	0	0		0
Investor Class	1,249,508	0	0	0	1,249,508	(1,249,508	)(1)	0
Select Shares	0	0	0	0	0	0		0
Custody fees	13,166	6,444	37,312	0	56,922	515,036	(1)	571,958
Shareholder servicing fees	0	0	355,701	1,607,117	1,962,818	(1,962,818	)(1)	0
Class A	0	0	0	0		1,209,418	(1)	1,209,418
Class B	0	0	0	0		660,107	(1)	660,107
Class C	0	0	0	0		101,772	(1)	101,772
Class Z	0	0	0	0		434,961	(1)	434,961
Institutional Class	0	0	0	0		4,650,814	(1)	4,650,814
Select Shares	0	0	0	0		0		0
Accounting fees			30,687	166,897	197,584	(4,410	)(1)	193,174
Distribution fees						0
Class A	0	4,473	0	0	4,473	(4,473	)(1)	0
Class B	0	12,515	90,212	1,891,276	1,994,003	(13,681	)(1)	1,980,322
Class C	0	3,630	0	305,257	308,887	(3,572	)(1)	305,315
Audit fees	13,693	12,456	27,015	8,458	61,622	(54,722	)(1)	6,900
Legal fees	16,558	1,987	8,967	8,969	36,481	(23,981	)(1)	12,500
Registration fees	16,305	28,855	37,178	430,564	512,902	(332,544	)(1)	180,358
Shareholder reports	199,639	1,625	60,335	340,931	602,530	(383,109	)(1)	219,421
Transfer Agent Banking Charges	11,734	20	0	0	11,754	(11,754	)(1)	0
Brokerage Fees	3,286	65	0	0	3,351	(3,351	)(1)	0
Trustees’ fees	0	0	4,176	5,403	9,579	(2,792	)(1)	6,787
Other fees and expenses	31,271	1,873	45,940	6,154	85,238	(29,843	)(1)	55,395

TOTAL EXPENSES	2,950,637	116,850	2,676,925	11,657,940	17,402,352	(532,149)		16,870,203

LESS:
Waived fees and reimbursed expenses	(46,374)	(56,173)	(351,318)	(2,076,934)	(2,530,799)	(2,304,529	)(1)	(4,835,328)
Direct Brokerage	(77,974)	(7,055)	0	0	(85,029)	85,029	(1)	0
Earning Credits	(67)	(3)	0	0	(70)	70	(1)	0
Net expenses	2,826,222	53,619	2,325,607	9,581,006	14,786,454	(2,751,579)		12,034,875

NET INVESTMENT INCOME (LOSS)	(1,478,491)	(44,297)	(939,279)	(14,583,460)	(17,045,527)	202,609		(16,842,918)

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
Securities, foreign currencies and foreign currency translation	26,830,403	609,325	19,948,409	0	47,388,137	(47,388,137	)(2)	0
Futures transaction	0	0	0	0	0			0
Options, swap agreements and short sale transactions	0	(7,922)	0	0	(7,922)	7,922	(2)	0
Securities transactions allocated from Master Portfolios	0	0	0	(33,724,754)	(33,724,754)	47,380,215	(2)	13,655,461
Futures transactions allocated from Master Portfolios	0	0	0	0	0			0

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	26,830,403	601,403	19,948,409	(33,724,754)	13,655,461	0		13,655,461

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:								0
Securities, foreign currencies and foreign currency translation	31,229,057	418,186	23,501,135	0	55,148,378	(55,148,378	)(2)	0
Forward foreign currency contracts	0	0	0	0	0			0
Options, swap agreements and short sale transactions	0	(366)	0	0	(366)	366	(2)	0
Securities transactions allocated from Master Portfolios	0	0	0	611,507,905	611,507,905	55,148,012	(2)	666,655,917
Forwards, futures, options, swaps and short sales allocated from Master Portfolios	0	0	0	0	0			0

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS	31,229,057	417,820	23,501,135	611,507,905	666,655,917	0		666,655,917

NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS	58,059,460	1,019,223	43,449,544	577,783,151	680,311,378	0		680,311,378

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,580,969	$974,926	$42,510,265	$563,199,691	$663,265,851	$202,609		$663,468,460

(1)     To adjust expenses to reflect the Combined Fund’s estimated fees and expenses, based on contractual rates or elimination of duplicative services.
(2)     To reclass gains / losses to master portfolio.
* -      Accounting Survivor

Strong Funds

Notes to Pro Forma Financial Statements (Unaudited)

1.)  Basis of Combination

The accompanying unaudited Pro Forma Combining Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations reflect the accounts of the Strong Municipal Bond Fund, a series of Strong Municipal Bond Fund, Inc., as of April 30, 2004 and for the fiscal year then ended, and the accounts of the Strong Advisor Small Cap Value Fund, and Strong Advisor Large Company Core Fund, each a series of Strong Equity Funds Inc., as of June 30, 2004 and for the fiscal year then ended, collectively “Strong Funds”. These pro forma statements have been derived from the annual or semi-annual reports of each Target Fund and its corresponding Accounting Survivor.

In the consolidation, each Accounting Survivor will acquire all of the net assets of the corresponding Target Fund(s) in a tax-free exchange as follows:

(Accounting Survivor)	(Target Funds)

Strong Municipal Bond Fund	Strong Advisor Municipal Bond Fund
Strong Advisor Small Cap Value Fund	Strong Multi Cap Value Fund
Strong Advisor Large Company Core Fund	Strong Value Fund

Wells Fargo Funds Management, LLC and Strong Capital Management, Inc. have agreed to pay certain expenses of the Reorganization so the Strong Funds shareholders will not bear these costs.

Under generally accepted accounting principles, the historic cost of the investment securities will be carried forward to the surviving entity. The pro forma financial statements have been prepared utilizing proposed fee data and historical data of the Strong Funds.

The Pro Forma Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Strong Funds.

Pro forma adjusted annual investment advisory fee rates for each of the surviving funds are as follows:

Fund	Average Daily Net Assets	Advisory Fee (% of Average Daily Net Assets)

Strong Municipal Bond Fund	$0 – 499 million	0.40%
	$500 - 999 million	0.35%
	$1 billion – 2.99 billion	0.30%
	$3 billion – 4.99 billion	0.275%
	>$5 billion	0.25%
Strong Advisor Small Cap Value Fund	$0 – 499 million	0.90%
	$500 - 999 million	0.85%
	$1 billion – 2.99 billion	0.80%
	$3 billion – 4.99 billion	0.775%
	>$5 billion	0.75%
Strong Advisor Large Company Core Fund	$0 – 499 million	0.75%
	$500 - 999 million	0.70%
	$1 billion – 2.99 billion	0.65%
	$3 billion – 4.99 billion	0.625%
	>$5 billion	0.60%

Pro forma adjusted custody fees were computed based on an annual rate of 0.02% of average daily net assets of the Strong Municipal Bond Fund, Strong Advisor Small Cap Value Fund, and Strong Advisor Large Company Core Fund.

Pro forma adjusted administration fees and transfer agent fees were computed based on the following annual fees:

Strong Municipal Bond Fund Strong Advisor Small Cap Value Fund Strong Advisor Large Company Core Fund	Administration Fee and Transfer Agent Fee Rate

Share Class	(% of Average Daily Net Assets)

Fund Level
$0 - $4.99 billion	0.05%
$5 – $9.99 billion	0.04%
>$10 billion	0.03%
Class Level
Class A, Class B, Class C	0.28%
Class Z, Investor Class	0.45%
Institutional Class	0.10%

Administration and transfer agent fees include paying fees and expenses for services provided by the transfer agent and record-keepers out of the fees Strong Capital Management, Inc. receives as administrator.

Pro forma shareholder servicing fees were computed based on the annual rate of 0.25% of the average daily net assets of all Funds and share classes.

Pro forma distribution fees were computed based on the annual rate of 0.75% of the average daily net assets of the Class B and Class C shares of the Strong Funds.

The pro forma adjustments to portfolio accounting and directors’ fees reflect contracts of the Funds.

The pro forma adjustments to legal and audit, registration, and shareholder report costs reflect the estimated differences resulting from having a single entity with a greater level of net assets and number of shareholders, savings due to economies of scale and decreases in certain expenses duplicated between the funds.

2.)  Portfolio Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectuses and statements of additional information.

3.)  Investment Objectives and Policies

The pro forma financial statements do not reflect the effects, if any, of the proposed differing investment objectives and policies of certain of the Funds.

Wells Fargo Funds

Notes to Pro Forma Financial Statements (Unaudited)

1.)  Basis of Combination

The accompanying unaudited Pro Forma Combining Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations reflect the accounts of the Wells Fargo Montgomery Total Return Bond Fund, as of May 31, 2004 and for the fiscal year then ended, and the accounts of the Wells Fargo National Tax-Free Money Market Fund, and Wells Fargo Money Market Fund, as of March 31, 2004 and for the fiscal year then ended, and the accounts of the Wells Fargo Index Fund, Wells Fargo Large Company Growth Fund, Wells Fargo Montgomery Mid Cap Growth Fund, Wells Fargo Montgomery Small Cap Fund, and Wells Fargo Specialized Technology Fund, as of March 31, 2004 and for the twelve month period then ended, all series of the Wells Fargo Funds Trust (“Wells Fargo Funds”). These pro forma statements have been derived from the annual or semi-annual reports of each Target Fund and its corresponding Acquiring Fund.

In the consolidation, each Wells Fargo Fund will acquire all of the net assets of the corresponding Strong Fund(s) in a tax-free exchange as follows:

Wells Fargo Funds (Acquiring Funds)	Strong Funds (Target Funds)

Income Fund and Montgomery Total Return Bond Fund*	Advisor Bond Fund and Corporate Income Fund
National Tax-Free Money Market Fund*	Florida Municipal Money Market Fund and Tax-Free Money Market Fund
Money Market Fund*	Money Market Fund
Index Fund*	Index 500 Fund
Growth Fund and Large Company Growth Fund*	Blue Chip Fund and Advisor Focus Fund
Montgomery Mid Cap Growth Fund*	Advisor Mid Cap Growth Fund
Small Cap Growth Fund and Montgomery Small Cap Fund*	U.S. Emerging Growth Fund and Advisor U.S. Small/Mid Cap Growth Fund
Specialized Technology Fund*	Advisor Technology Fund and Technology 100 Fund

*- Accounting Survivor

Wells Fargo Funds Management, LLC and Strong Capital Management, Inc. have agreed to pay certain expenses of the Reorganization so neither the Wells Fargo Funds nor Strong Funds shareholders will bear these costs.

Under generally accepted accounting principles, the historic cost of the investment securities will be carried forward to the surviving entity. The pro forma financial statements have been prepared utilizing proposed fee data and historical data of the Wells Fargo Funds and the Strong Funds.

The Pro Forma Schedule of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of the Wells Fargo Funds and Strong Funds.

Pro forma adjusted annual investment advisory fee rates for each of the surviving funds are as follows:

Fund	Average Daily Net Assets	Advisory Fee (% of Average Daily Net Assets)

Montgomery Total Return Bond Fund	$0 – 499 million	0.45%
	$500 - 999 million	0.40%
	$1 billion – 2.99 billion	0.35%
	$3 billion – 4.99 billion	0.325%
	>$5 billion	0.30%
National Tax-Free Money Market Fund	All	0.10%

Money Market Fund	$0 – 999 million	0.30%
	$1 billion – 4.99 billion	0.275%
	>$5 billion	0.25%
Index Fund *	$0 – 499 million	0.10%
	$500 - 999 million	0.10%
	$1 billion – 2.99 billion	0.075%
	$3 billion – 4.99 billion	0.075%
	>$5 billion	0.05%
Large Company Growth Fund *	$0 – 499 million	0.75%
	$500 - 999 million	0.70%
	$1 billion – 2.99 billion	0.65%
	$3 billion – 4.99 billion	0.625%
	>$5 billion	0.60%
Montgomery Mid Cap Growth Fund	$0 – 499 million	0.75%
	$500 - 999 million	0.70%
	$1 billion – 2.99 billion	0.65%
	$3 billion – 4.99 billion	0.625%
	>$5 billion	0.60%
Montgomery Small Cap Fund	$0 – 499 million	0.90%
	$500 - 999 million	0.85%
	$1 billion – 2.99 billion	0.80%
	$3 billion – 4.99 billion	0.775%
	>$5 billion	0.75%
Specialized Technology Fund	$0 – 499 million	1.05%
	$500 - 999 million	1.00%
	$1 billion – 2.99 billion	0.95%
	$3 billion – 4.99 billion	0.925%
	>$5 billion	0.90%

* - Represents the investment advisory fee rate of the Master Portfolio in which this Fund invests.

Pro forma adjusted custody fees were computed based on an annual rate of 0.02% of average daily net assets of the Wells Fargo Montgomery Total Return Bond Fund, Wells Fargo National Tax-Free Money Market Fund, Wells Fargo Money Market Fund, Wells Fargo Montgomery Mid Cap Growth Fund, and Wells Fargo Montgomery Small Cap Fund and at a rate of 0.07% of the average daily net assets for the Wells Fargo Specialized Technology Fund.

The Wells Fargo Index Fund and Wells Fargo Large Company Growth Fund, as gateway feeder funds, currently do not directly pay an advisory fee or custody fee as they invest substantially all of their net assets in other Wells Fargo Funds.

Pro forma adjusted administration fees and transfer agent fees were computed based on the following annual fees:

Wells Fargo Montgomery Total Return Bond Fund
Wells Fargo Index Fund
Wells Fargo Large Company Growth Fund
Wells Fargo Montgomery Mid Cap Growth Fund
Wells Fargo Montgomery Small Cap Fund
Wells Fargo Specialized Technology Fund

Administration Fee and Transfer Agent Fee Rate
Share Class	(% of Average Daily Net Assets)

Fund Level
$0 - $4.99 billion	0.05%
$5 – $9.99 billion	0.04%
>$10 billion	0.03%
Class Level
Class A, Class B, Class C	0.28%
Class Z, Investor Class	0.45%
Institutional Class	0.10%
Select Class	0.08%

Wells Fargo National Tax-Free Money Market Fund Wells Fargo Money Market Fund
Fund Level
$0 - $4.99 billion	0.05%
$5 – $9.99 billion	0.04%
>$10 billion	0.03%
Class Level
Class A, Class B	0.22%
Class Z, Investor Class	0.39%
Service Class	0.12%
Institutional Class	0.08%

Administration and transfer agent fees include paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers out of the fees Wells Fargo Funds Management, LLC receives as administrator.

Pro forma shareholder servicing fees were computed based on the annual rate of 0.25% of the average daily net assets of all Funds and share classes except as noted below.

Fund	Class	Shareholder Servicing Fee (% of Average Daily Net Assets)

Montgomery Total Return Bond Fund	SELECT	NONE
National Tax-Free Money Market Fund	I	NONE

Pro forma distribution fees were computed based on the annual rate of 0.75% of the average daily net assets of the Class B and Class C shares of the Wells Fargo Funds.

The pro forma adjustments to portfolio accounting and directors’ fees reflect contracts of the Funds.

The pro forma adjustments to legal and audit, registration, and shareholder report costs reflect the estimated differences resulting from having a single entity with a greater level of net assets and number of shareholders, savings due to economies of scale and decreases in certain expenses duplicated between the funds.

2.)  Portfolio Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectuses and statements of additional information.

3.) Investment Objectives and Policies

The pro forma financial statements do not reflect the effects, if any, of the proposed differing investment objectives and policies of certain of the Funds.

WELLS FARGO FUNDS TRUST
Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION
October 26, 2004

ULTRA SHORT DURATION BOND FUND
STRATEGIC INCOME FUND

Class A, Class B, Class C and Class Z

Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about two funds in the Wells Fargo Funds Trust family of funds -- the Ultra Short Duration Bond and Strategic Income Funds (each, a “Fund” and collectively, the “Funds”). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund offers Class A, Class B and Class C shares. The Short Duration Bond Fund also offers Class Z shares. This SAI relates to all such classes of shares. The Funds will not be available for investment until the second quarter of 2005.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Combined Prospectus/Proxy Statement (“Prospectus/Proxy Statement”) dated October 26, 2004. All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement. The Prospectus/Proxy Statement may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

Page

STRATEGIC INCOME FUND	1

INVESTMENT POLICIES	1

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS	3

MANAGEMENT	17

DETERMINATION OF NET ASSET VALUE	25

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	26

PORTFOLIO TRANSACTIONS	28

FUND EXPENSES	29

FEDERAL INCOME TAXES	30

PROXY VOTING POLICIES AND PROCEDURES	38

CAPITAL STOCK	40

OTHER	41

COUNSEL	41

INDEPENDENT AUDITORS	41

APPENDIX	1

i

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

1

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees at any time without approval of such Fund’s shareholders.

(1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC, and (ii) other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

2

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES
AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all of the Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. These investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such

3

risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable

4

amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Funds may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more references. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser

5

will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Dollar Roll Transactions

The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Fixed Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a

6

known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

The Funds may invest in debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.

The Funds may also invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, these Funds may be affected favorably or unfavorably by currency exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

The Funds may enter into forward currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers.

7

The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value (“NAV”) of the relevant Fund.

8

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

9

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

Interest Rate and Index Swaps. The Funds may enter into interest rate and index swaps in pursuit of their investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund.

High Yield/Lower-Rated Debt Securities

The Funds may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher-rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

10

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market, and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. Each Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Interest Rate Protection Transactions

To manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

A Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Funds intend to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

11

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

Wells Fargo Bank, N.A. (the “Custodian”) acts as a Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

Collateralized Mortgage Obligations (“CMOs”). The Funds may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). Each Fund may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing

12

Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Funds may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Funds also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of a Fund’s shares may fluctuate to the extent interest rates on the underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Other Investment Companies

The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) of the 1940 Act, subject to the Funds’ non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such

13

Fund’s total assets with respect to any one investment company and (iii) 10% of such Fund’s total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares: The Funds may invest in iShares Trust and iShares, Inc. (“iShares”), which are registered investment companies that consist of numerous separate series (each an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board Options Exchange and the New York Stock Exchange in the same way as shares of stock of a publicly held company.

Participation Interests

Each Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A Securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

14

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Short Sales

The Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales “against the box”). If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by an offsetting future gain in the short position. Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Stripped Securities

The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), stripped mortgage-backed securities (SMBs) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk. SMBs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBs that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBs that receive principal only.

15

The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody’s Investors Services (“Moody’s”) or Standard & Poor’s (“S&P”) may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s, Standard & Poor’s (“S&P”), and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

16

MANAGEMENT

The following information supplements and should be read in conjunction with the similar information found in the Combined Proxy/Prospectus.

Trustees and Officers

The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A
Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A
Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A
Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A
INTERESTED[2] TRUSTEES
Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A
J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

17

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
OFFICERS
Karla M. Rabusch, 45	President, since 2003
Executive Vice President of Wells Fargo
Bank, N.A. and President of Wells Fargo
Funds Management, LLC. Senior Vice
President and Chief Administrative Officer
of Wells Fargo Funds Management, LLC from
March 2001 to March 2003. Vice President
of Wells Fargo Bank, N.A. from December
1997 to May 2000.
N/A
Stacie D. DeAngelo, 35	Treasurer, since 2003
Vice President of Wells Fargo Bank, N.A. and
Vice President of Operations for Wells Fargo
Funds Management, LLC. Prior thereto,
Operations Manager at Scudder Weisel Capital,
LLC from October 2000 to May 2001 and
Director of Shareholder Services at BISYS
Fund Services from September 1999 to October
2000; and Assistant Vice President of
Operations with Nicholas-Applegate Capital
Management from May 1993 to September
1999.
N/A
C. David Messman, 44	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]

Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter.

Compensation. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

18

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

Compensation Table Year Ended March 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000

J. Tucker Morse	$75,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds* and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Dollar Range of Equity Securities of the Funds		Aggregate Dollar Range of Equity Securities of Fund Complex
	Short Duration Bond	Strategic Income
INDEPENDENT TRUSTEES
Thomas S. Goho	0	0	D
Peter G. Gordon	0	0	B
Richard M. Leach	0	0	0
Timothy J. Penny	0	0	C
Donald C. Willeke	0	0	B
INTERESTED TRUSTEES
Robert C. Brown	0	0	D
J. Tucker Morse	0	0	D

*These Funds are expected to commence operations in the second quarter of 2005.

19

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds. At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser and sub-adviser. At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, the “Advisers”), and a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the board reviewed the fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Advisers and affiliates. The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

The Board then analyzed each Adviser’s background and services that it would provide to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of the Investment Adviser. The Board discussed the fact that the Investment Adviser has established an investment program for each Fund and would supervise and evaluate the sub-adviser who would make the day-to-day investment decisions for the Funds. The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the oversight responsibilities of the Investment Adviser include monitoring Fund compliance with federal securities laws and regulations. The Board reviewed each Adviser’s compliance procedures including their internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Funds by such persons. In evaluating the Advisers, the Board recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the factors that the sub-adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ investment

20

portfolios. Finally, the Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Funds, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fund	Breakpoints	Annual Rate (as a percentage of net assets)
Short Duration Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.45% 0.40% 0.35% 0.325% 0.30%
Strategic Income Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99B	0.55% 0.50% 0.45% 0.425% 0.40%

General. Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-adviser to the Funds (the “Sub-Adviser”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds’ assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Adviser.

For providing sub-advisory services Wells Capital Management is entitled to receive fees as described below.

21

Fund	Fee
Short Duration Bond	0-400M 0.20% 400-800M 0.175% >800M 0.15%
Strategic Income	0-400M 0.20% 400-800M 0.175% >800M 0.15%

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Asset Level	Fee
Class A, Class B and Class C Shares	0-4.99B 5B-9.99B >9.99B	0.33% 0.32% 0.31%
Class Z Shares	0-4.99B 5B-9.99B >9.99B	0.50% 0.49% 0.48%

Distributor

Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as distributor to the Funds. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as distributor for the Funds when they commence operations in the second quarter of 2005. The Funds have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

22

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent

The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds

23

Management), as agents for their customers, agree to perform administrative services with respect to Fund shares, including aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C and Class Z shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund. For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual base fee of $6,000 from each Fund and a monthly fee of $500 per class for each class greater than one. PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the funds of the Trust and Variable Trust (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below. Each Fund’s share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of the Trust and Variable Trust (excluding Wells Fargo Master Trust portfolios). Finally, PFPC is entitled to receive certain out-of-pocket costs.

Average Daily Net Assets	Annual Asset-Based Fees
$0-85 billion	0.0057%
> $85 billion	0.0025%

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

24

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds on a continuous basis once they commence operations in the second quarter of 2005.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Mutual Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser and the Sub-Adviser are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per share for each Fund is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

Each Fund’s investments are generally valued at current market prices. If a security trades on an exchange, it is generally valued based on the last sale price during the regular trading session (“closing price”); if no sale has occurred, the security is valued based on the latest bid quotation. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on The Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if an accurate market quotation is not readily available, i.e., if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. This situation may result if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair valuation assigned to a particular security is accurate.

25

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund that are received before such Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

The dealer reallowance for purchases of Class A shares of the Short Duration Bond Fund is as follows:

26

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Allowance as % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 to $99,999	1.50%	1.52%	1.25%
$100,000 to $249,999	1.00%	1.01%	0.85%
$250,000 to $499,999	0.75%	0.76%	0.70%
$500,000 to $999,999	0.50%	0.50%	0.50%
$1,000,000 and over[1]	0.00%	0.00%	0.50%

[1]

We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund’s approval. The CDSC percentage you pay is applied to the NAV on the date of original purchase.

The dealer reallowance for purchases of Class A shares of the Strategic Income Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Allowance as % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]

We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus/Proxy Statement in the section entitled “Comparison of Account Features and Services.” The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Cooke & Bieler Shareholders. Former Cooke & Bieler shareholders who purchased shares of the Cooke & Bieler Portfolios directly from the Cooke & Bieler Portfolios and

27

became Wells Fargo Fund shareholders in the reorganization, will be permitted to purchase Class A shares of any Wells Fargo Fund and any unnamed shares of WealthBuilder Portfolios at NAV.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo income fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Adviser is responsible for the Funds’ portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund’s portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are

28

established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of

29

its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to the Funds are charged against a Fund’s assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information found in the Prospectus/Proxy Statement. The Combined Proxy/Prospectus generally describes the federal and certain state income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as: insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Combined Proxy/Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable

30

year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of the date of this SAI, the Funds had not yet commenced operations and, consequently, have no capital loss carry-forwards. If the Reorganization described in the Prospectus/Proxy Statement occurs, a Fund will accede to the capital loss carry-forwards and net unrealized losses of its corresponding Acquired Fund as of the Closing Date.

31

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carryforwards and the use of its unrealized losses against future realized gains or such losses of the acquired fund may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting. Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the

32

exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain

33

from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

34

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum stated individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign

35

corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign

36

trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

American Jobs Creation Act of 2004. On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders. Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership. Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund

37

obtains a properly completed and signed certificate of foreign status from such foreign shareholder. Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business. Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may

38

exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

-

Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

-	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

-

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

-	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

-	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

39

CAPITAL STOCK

The Funds are two of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a fund represents an equal, proportionate interest in a fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

As of the date of this SAI, there are no shareowners in the Funds, as they are not expected to commence operations until the second quarter of 2005.

40

OTHER

The Trust’s Registration Statement and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

INDEPENDENT AUDITORS

KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is Three Embarcadero Center, San Francisco, California 94111.

41

APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

A. 1

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic

A. 2

rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A. 3

WELLS FARGO FUNDS TRUST
Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION
dated October 26, 2004

MUNICIPAL BOND FUND

Class A, Class B, Class C, Investor and Institutional Classes

     Wells Fargo Funds Trust (the “Trust”) is an open-end, management investment company. This Statement of Additional Information (“SAI”) contains additional information about one fund in the Wells Fargo Funds Trust family of funds (each, a “Fund” and collectively, the “Funds”) -- the Municipal Bond Fund. The Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers Class A, Class B, Class C, Investor and Institutional Classes. This SAI relates to all such classes of shares. The Fund will not be available for investment until the second quarter of 2005.

     This SAI is not a prospectus and should be read in conjunction with the Fund’s Combined Proxy Statement and Prospectus (“Prospectus/Proxy Statement”) dated October 26, 2004. All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

TABLE OF CONTENTS	i

INVESTMENT POLICIES	1

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS	3

MANAGEMENT	15

DETERMINATION OF NET ASSET VALUE	25

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25

PORTFOLIO TRANSACTIONS	28

FUND EXPENSES	29

FEDERAL INCOME TAXES	30

PROXY VOTING POLICIES AND PROCEDURES	39

CAPITAL STOCK	41

OTHER	42

COUNSEL	42

INDEPENDENT AUDITORS	42

APPENDIX	1

i

INVESTMENT POLICIES

Fundamental Investment Policies

The Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of the Fund.

The Fund may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that (i) this restriction does not limit the Fund’s investments in securities of other investment companies, (ii) this restriction does not limit the Fund’s investments in municipal securities, (iii) the Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) the Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

(2) purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; nor

(9) invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

Non-Fundamental Investment Policies

The Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of the Fund’s shareholders.

(1) The Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2) The Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) The Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of the Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(4) The Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit the Fund’s investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(5) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(6) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

General

Notwithstanding the foregoing policies, any other investment companies in which the Fund may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT
ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Fund. For purposes of monitoring the investment policies and restrictions of the Fund (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by the Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Fund may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Fund invests may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Fund may also invest in securities backed by pools of mortgages. The investments are described under the heading “Mortgage-Related Securities.”

Bank Obligations

The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

Certain of the debt instruments purchased by the Fund may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

The Fund may invest in commercial paper (including variable amount master demand notes, see “ “Floating- and Variable-Rate Obligations” below), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Fund in commercial paper (including variable-rate demand notes and variable- rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Statistical Organization (“NRSRO”).

Convertible Securities

The Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Derivative Securities

The Fund may invest in various instruments that may be considered “derivatives,” including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators (“References”) or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of derivative securities.

Dollar Roll Transactions

The Fund may enter into “dollar roll” transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. At the time the Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Fund may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The adviser, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund’s portfolio. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Fund will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

High Yield/Lower-Rated Debt Securities

The Fund may invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (also known as high-yield securities or “junk bonds”). Such debt securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of such debt securities will be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated debt securities may be less liquid and more difficult to value than higher- rated securities.

The market values of certain high yield/lower-rated debt and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, issuers of high yield/lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

The risk of loss due to default by such issuers is significantly greater because high yield/lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield/lower-rated debt and comparable unrated securities may diminish the Fund’s ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

Although the general market for high yield/lower-rated debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Illiquid Securities

The Fund may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale and for which there may not be a readily available market and which may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Guaranteed Investment Contracts

Guaranteed investment contracts (“GICs”) are issued by insurance companies. In purchasing a GIC, the Fund contributes cash to the insurance company’s general account and the insurance company then credits to the Fund’s deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

Loans of Portfolio Securities

The Fund may lend its portfolio securities pursuant to guidelines approved by the Trustees to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

Wells Fargo Bank, N.A. (the “Custodian”) acts as Securities Lending Agent for the Fund, subject to the overall supervision of the Fund’s investment adviser. Pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), the Custodian is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Mortgage-Related Securities

The Fund may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Fund.

Collateralized Mortgage Obligations (“CMOs”). The Fund may invest in investment-grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or Federal National Mortgage Association (“FNMA”). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

Adjustable Rate Mortgages (“ARMs”). The Fund may invest in ARMs issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The Fund may also invest in ARMs offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

Mortgage Participation Certificates. The Fund also may invest in mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”), both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

Other Mortgage-Related Securities. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Prepayment and Extension Risk. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Fund. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

Interest Rate Risk. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of the Fund’s shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds

The Fund invests in municipal bonds. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder’s alternative minimum taxable income. Moreover, the Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund’s portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes

The Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”) and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

TANs. An uncertainty in a municipal issuer’s capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer’s adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in the Fund’s portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

Municipal Securities

Stand-by Commitments. The Fund may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. The Fund values stand-by commitments at zero in determining NAV. When the Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund’s portfolio of securities.

Other Investment Companies

The Fund may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund’s non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

Participation Interests

The Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives the Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued securities that are “illiquid” are subject to the Fund’s policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited.

The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of the Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Trustees and that are not affiliated with the adviser. The Fund may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements (an agreement under which the Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Stripped Securities

The Fund may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Fund may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Fund may not purchase stripped mortgage-backed securities. The stripped securities purchased by the Fund generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Fund are not subject to prepayment or extension risk.

The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Swaps, Caps, Floors and Collars

The Fund may enter into interest rate, currency and mortgage (or other asset) swaps, and may purchase and sell interest rate “caps,” “floors” and “collars.” Interest rate swaps involve the exchange by the Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually based principal amount (the “notional principal amount”) is tied to a reference pool of mortgages. Currency swaps’ notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

U.S. Government Obligations

The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government Obligations”). Payment of principal and interest on U.S.

Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

Zero Coupon Bonds

The Fund may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

Nationally Recognized Statistical Ratings Organizations

The ratings of Moody’s Investors Services (“Moody’s), S&P and Fitch Investors Service, Inc. (“Fitch”) represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

MANAGEMENT

The following information should be read in conjunction with the similar information contained in the Prospectus/Proxy Statement.

Trustees and Officers

The Board supervises the Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A
Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A
Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A
Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A
INTERESTED[2] TRUSTEES
Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A
J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A
OFFICERS
Karla M. Rabusch, 45	President, since 2003
Executive Vice President of Wells Fargo
Bank, N.A. and President of Wells Fargo
Funds Management, LLC. Senior Vice
President and Chief Administrative Officer
of Wells Fargo Funds Management, LLC from
March 2001 to March 2003. Vice President
of Wells Fargo Bank, N.A. from December
1997 to May 2000.
N/A

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships
Stacie D. DeAngelo, 35	Treasurer, since 2003
Vice President of Wells Fargo Bank, N.A. and
Vice President of Operations for Wells Fargo
Funds Management, LLC. Prior thereto,
Operations Manager at Scudder Weisel Capital,
LLC from October 2000 to May 2001 and
Director of Shareholder Services at BISYS
Fund Services from September 1999 to October
2000; and Assistant Vice President of
Operations with Nicholas-Applegate Capital
Management from May 1993 to September
1999.
N/A
C. David Messman, 44	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

1 Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

2 Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management. Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter.

Compensation. Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee. Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust’s Officers are not compensated by the Trust for their services. For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

Compensation Table Year Ended March 31, 2004

Trustee	Compensation
INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000

J. Tucker Morse	$75,000

Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in Fund* and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Dollar Range of Equity Securities of the Municipal Bond Fund of the Trust	Aggregate Dollar Range of Equity Securities of Fund Complex
INDEPENDENT TRUSTEES
Thomas S. Goho	0	D
Peter G. Gordon	0	B
Richard M. Leach	0	0
Timothy J. Penny	0	C
Donald C. Willeke	0	B
INTERESTED TRUSTEES
Robert C. Brown	0	D
J. Tucker Morse	0	D

     *This Fund is expected to commence operations in the second quarter of 2005.

Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, the sub-adviser, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, the sub-adviser, or the distributor.

Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Fund. At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser and sub-adviser. At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, the “Advisers”), a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the board reviewed fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Fund and the Advisers and affiliates. The Board also analyzed the Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

The Board then analyzed each Adviser’s background and services that it would provide to the Fund. For example, the Board reviewed and discussed the investment philosophy and experience of the Investment Adviser. The Board discussed the fact that the Investment Adviser has established an investment program for the Fund and would supervise and evaluate the sub-adviser who would make the day-to-day investment decisions for the Fund. The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the oversight responsibilities of the Investment Adviser include monitoring Fund compliance with federal securities laws and regulations. The Board reviewed each Adviser’s compliance procedures including their internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Fund’s portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Fund with SEC and other regulatory requirements, maintenance of books and records of the Fund and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Fund by such persons. In evaluating the Advisers, the Board recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board reviewed the sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Fund. More specifically, the Board reviewed the factors that the sub-adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Fund’s investment portfolios. Finally, the Board reviewed the sub-adviser’s method for allocating portfolio opportunities among the Fund and other advisory clients.

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Fund, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

Investment Adviser

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Fund. Funds Management is responsible for implementing the investment policies and guidelines for the Fund, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of the Fund’s average daily net assets:

Fund	Breakpoints	Annual Rate (as a percentage of net assets)
Municipal Bond Fund	0-499M 500-999M 1-2.99B 3-4.99B >4.99	0.40% 0.35% 0.30% 0.275% 0.25%

General. The Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party. The Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser

Funds Management has engaged Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-adviser to the Fund (the “Sub-Adviser”). Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Fund’s assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Fund. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Adviser.

For providing sub-advisory services Wells Capital Management is entitled to receive monthly fees at the annual rate described below.

Fund	Fee
Municipal Bond Fund	0-400M 0.20% 400-800M 0.175% >800M 0.15%

Administrator

The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Fund pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Fund’s operations, including communication, coordination and supervision services with regard to the Fund’s transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Fund, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Fund’s investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Fund other than those services that are provided by the Fund’s transfer agent, custodian and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Fund’s business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Fund’s fees and expenses for services provided by the Fund’s transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Fund’s fees and expenses for services provided by the Fund’s transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive fees at the annual rates indicated below, as a percentage of the Fund’s average daily net assets:

Class	Asset Level	Fee
Class A, Class B and Class C Shares	0-4.99B 5B-9.99B >9.99B	0.33% 0.32% 0.31%
Institutional Class	0-4.99B 5B-9.99B >9.99B	0.15% 0.14% 0.13%
Investor Class	0-4.99B 5B-9.99B >9.99B	0.50% 0.49% 0.48%

Distributor

   Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as the distributor for the Fund. Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor for the Fund once it commences operations in the second quarter of 2005. The Fund, which offers Class C shares, has adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for its Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”). Under the Plan and pursuant to the related Distribution Agreement, the Class C shares of the Fund pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the Class C shares of the Fund as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Fund is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Fund shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Fund and its shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Fund is designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Shareholder Servicing Agent

The Fund has approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C, Institutional and Investor Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that the Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian

Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of the Fund; and pays all expenses of the Fund. For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of the Fund.

Fund Accountant

PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Fund. For these services, PFPC is entitled to receive an annual base fee of $6,000 from the Fund and a monthly fee of $500 per class for each class greater than one. PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the fund and portfolios of the Trust and Variable Trust (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below. The Fund’s share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of all of the Funds and portfolios (excluding Wells Fargo Master Trust portfolios). Finally, PFPC is entitled to receive certain out-of-pocket costs.

Average Daily Net Assets	Annual Asset-Based Fees
$0-85 billion	0.0057%
> $85 billion	0.0025%

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Fund. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Fund on a continuous basis once the Fund commences operations in the second quarter of 2005.

Code of Ethics

The Fund Complex, the Adviser and the Sub-Adviser each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.” These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Mutual Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser and the Sub-Adviser are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET
VALUE

NAV per share for each class of the Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange (“NYSE”) is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund’s shares.

The Fund’s investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. The Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.” The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Future contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND
REDEMPTION INFORMATION

Shares of the Fund may be purchased on any day the Funds are open for business. The Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas

Day (each a “Holiday”). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for the Fund received before the Fund’s NAV calculation time generally are processed at such time on that Business Day. Purchase orders received after the Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Fund will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier then their stated NAV calculation time described above.

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Fund reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund.

The dealer reallowance for purchases of Class A shares of the Fund is as follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Allowance as % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1]	We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund’s approval. The CDSC percentage you pay is applied to the NAV on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details. Shareholder who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus/Proxy Statement in the section entitled “Comparison of Account Features and Services.” The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Cooke & Bieler Shareholders. Former Cooke & Bieler shareholders who purchased shares of the Cooke & Bieler Portfolios directly from the Cooke & Bieler Portfolios and became Wells Fargo Fund shareholders in the reorganization, will be permitted to purchase Class A shares of any Wells Fargo Fund and any unnamed shares of WealthBuilder Portfolios at NAV.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo income fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Adviser is responsible for the Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission, if any. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund’s portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

In placing orders for portfolio securities of the Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for the Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Fund.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also may result in adverse tax consequences to the Fund’s shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

FUND EXPENSES

From time to time, Funds Management may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its Custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of the Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Fund, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Trustees deems equitable.

FEDERAL INCOME TAXES

The following information should be read in conjunction with the similar information found in the Prospectus/Proxy Statement. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters other than those noted above.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as: insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and discussion in the Prospectus/Proxy Statement applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General. The Trust intends to continue to qualify the Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund’s principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

Capital Loss Carry-Forwards. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund does not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses.

Equalization Accounting. Under the Code, the Fund may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals the Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Fund, and thus the use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments. In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund.

If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if the Fund had not engaged in such transactions.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be jeopardized. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions. For federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return. Distributions in excess of the Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares.

The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government, if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held the Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from the Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Funds does not expect to qualify for this election.

Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which the Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%. In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of the Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. The Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat the Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans. The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of the Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by the Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by the Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Tax-Exempt Investors and Tax-Deferred Plans. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of distributions from the Fund, as discussed further below. Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

Additional Considerations for the Fund. If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest distributions.” The Fund intends to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on the Fund’s tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions for the taxable year that constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal alternative minimum tax (“AMT”). Tax preference items include tax-exempt interest on “private activity bonds.” To the extent that the Fund invests in private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund’s expenses in computing their federal AMT. In addition, exempt-interest distributions paid by the Fund to a corporate shareholder is included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation, and may also affect its federal “environmental tax” liability. As of the date of this SAI, individuals are subject to federal AMT at a maximum rate of 28% and corporations are subject to federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

American Jobs Creation Act of 2004. On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders. Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership. Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder. Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business. Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

PROXY VOTING POLICIES AND
PROCEDURES

The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

The responsibility for voting proxies relating to the Fund’s portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. Furthermore, Funds Management may solicit the input of underlying portfolio managers advising the Fund on particular issues.

The Procedures set forth Funds Management’s general position on various proposals, such as:

-

Routine Items – Funds’ Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, name changes in company name, and other procedural matters related to annual meetings.

-	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

-

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

-	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

-	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Fund and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund’s voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

In order to not hinder possible economic benefits to the Fund and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the standing Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

CAPITAL STOCK

The Fund is one of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by Series, except where voting by a Series is required by law or where the matter involved only affects one Series. For example, a change in a Fund’s fundamental investment policy affects only one Series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

As used in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

As of the date of this SAI, there are no shareowners in the Funds, as they are not expected to commence operations until the second quarter of 2005.

OTHER

The Trust’s Registration Statement and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

INDEPENDENT AUDITORS

KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is Three Embarcadero Center, San Francisco, California 94111.

APPENDIX

The following is a description of the ratings given by S&P and Moody’s to corporate and municipal bonds and corporate and municipal commercial paper.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from “AAA” to “D,” according to quality, as described below. The first four ratings denote investment-grade securities.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

A-1

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody’s

Moody’s rates the long-term debt obligations issued by various entities in categories ranging from “Aaa” to “C,” according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

A-2

Moody’s applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

A-3

WELLS FARGO FUNDS TRUST
Telephone:  1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION
October 26, 2004

LARGE COMPANY GROWTH FUND
MONTGOMERY MID CAP GROWTH FUND
MONTGOMERY SMALL CAP FUND
MONTGOMERY TOTAL RETURN BOND FUND
SPECIALIZED TECHNOLOGY FUND

Z Class

          Wells Fargo Funds Trust(the “Trust”) is an open-end, management investment company.  This Statement of Additional Information (“SAI”) contains additional information about five funds in the Wells Fargo Funds Trust family of funds -- the Large Company Growth, Montgomery Mid Cap Growth, Montgomery Small Cap, Montgomery Total Return Bond and Specialized Technology Funds (each, a “Fund” and collectively, the “Funds”).  Each Fund, except the Specialized Technology Fund, is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Funds offer Z Class shares that are expected to be available for investment in the second quarter of 2005.  Each Fund also offers other share classes.  Please see the applicable SAIs relating to those share classes for additional information.  This SAI relates to the Z Class shares only of each respective Fund, as applicable.

          This SAI is not a prospectus and should be read in conjunction with the Funds’ Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”), dated October 26, 2004.  The audited financial statements for the Funds (except the Montgomery Total Return Bond Fund), which include the portfolios of investments and independent auditors’ report for the year ended September 30, 2003 are hereby incorporated by reference to the Annual Report and the unaudited financial statements for the period ended March 31, 2004 to the Semi-Annual Report.  The portfolios of investments and audited financial statements for the Montgomery Total Return Bond Fund for the year ended May 31, 2004 are hereby incorporated by reference to the Fund’s Annual Report.  All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement.  The Prospectus/Proxy Statement may be obtained without charge by calling 1-800-222-8222or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

HISTORICAL FUND INFORMATION

          On March 25, 1999, the Board of Trustees of Norwest Advantage Funds (“Norwest”), the Board of Directors of Stagecoach Funds, Inc. (“Stagecoach”) and the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Board” or “Trustees”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios into certain Funds of the Trust.  Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

          On December 16, 2002, the Board of Trustees of The Montgomery Funds and The Montgomery Funds II (“Montgomery”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust.  The effective date of the reorganization was June 9, 2003.

          The Funds described in this SAI, except for the Specialized Technology Fund, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. (“NIM”), into a single mutual fund complex; or the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Funds.  The reorganization between Stagecoach and Norwest followed the merger of the advisers’ parent companies.  The reorganization between Montgomery and the Trust followed the Funds’ adviser’s parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds’ adviser, Montgomery Asset Management, LLC (“MAM”).

          The chart below indicates the predecessor Norwest and Montgomery funds that are the accounting survivors of the Wells Fargo Funds.

Wells Fargo Funds	Predecessor Funds

Large Company Growth Fund	Norwest Large Company Growth Fund
Montgomery Mid Cap Growth Fund	Montgomery Mid Cap Fund
Montgomery Small Cap Fund	Montgomery Small Cap Fund
Montgomery Total Return Bond Fund	Montgomery Total Return Bond Fund
Specialized Technology Fund	N/A

          The Large Company Growth Fund commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest.  The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

          The Montgomery Mid Cap Growth Fund commenced operations on June 9, 2003 as successor to the Montgomery Mid Cap Fund and the Wells Fargo Mid Cap Growth Fund. The Montgomery Mid Cap Fund, which commenced operations on December 30, 1994, is considered the surviving entity for accounting purposes.

1

          The Montgomery Small Cap Fund commenced operations on June 9, 2003 as successor to the Montgomery Small Cap Fund.

          The Montgomery Total Return Bond Fund commenced operations on June 9, 2003, as successor to the Montgomery Total Return Bond Fund.  The predecessor fund commenced operations on June 30, 1997.

          The Specialized Technology Fund commenced operations on September 18, 2000.

2

INVESTMENT POLICIES

Fundamental Investment Policies

          Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

          The Funds may not:

           (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) limit the Specialized Technology Fund’s investment in securities of the technology sector, which can be a single industry or group of industries such as the computer, software, communications equipment and services, semiconductor, health care, biotechnology, or defense and aerospace industries;

           (2) except for the Specialized Technology Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

           (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

           (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

           (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

           (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

3

           (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

           (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

          Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

           (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

           (2) Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

           (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

           (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received).  Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

4

           (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

           (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

           (7) Each Fund, except the Specialized Technology Fund, may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.  Short sale transactions not made “against the box” by the Specialized Technology Fund may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer.

           (8) Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental policy complying with the Names Rule.  The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General

          Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT
ACTIVITIES AND ASSOCIATED RISKS

          Set forth below are descriptions of certain investments and additional investment policies for the Funds.  The Large Company Growth Fund described in this SAI is a gateway feeder fund that invests in a single corresponding master portfolio of Wells Fargo Master Trust (“Master Trust”).  References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests.  Not all of the Funds participate in all of the investment practices described below.  For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

5

Asset-Backed Securities

          Certain Funds may invest in various types of asset-backed securities.  Asset-backed securities are securities that represent an interest in an underlying security.  The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities may be “passed through” on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.  Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund experiencing difficulty in valuing or liquidating such securities.  The Fund may also invest in securities backed by pools of mortgages.  These investments are described under the heading “Mortgage-Related and Other Asset-Backed Securities.”

Bank Obligations

          The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.  With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers.  Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits.  In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

6

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds

          The Montgomery Total Return Bond Fund may invest in bonds.  A bond is an interest-bearing security issued by a company or governmental unit.  The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date.  An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates.  The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall.  The value of “floating-rate” or “variable-rate” bonds, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds.

          Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

          The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests.  Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed).  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

7

Closed-End Investment Companies

          Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities.  Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets.  The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge.  Other investment companies incur their own fees and expenses.

Commercial Paper

          The Funds may invest in commercial paper (including variable amount master demand notes, see “Floating- and Variable-Rate Obligations” below) which refers to short-term, unsecured promissory notes issued by corporations, financial institutions, and similar instruments issued by government agencies and instrumentalities to finance short-term credit needs.  Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.  Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.  Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities

          The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record.  The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer.  Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure.  Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature.  Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

8

Custodial Receipts for Treasury Securities

          The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations.  These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts

          Futures and options contracts are types of “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate.  As is described in more detail below, a Fund often invests in these securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

          While derivative securities are useful for hedging and investment, they also carry additional risks.  A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations.  If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself.  Also, derivative securities are more likely to experience periods when they will not be readily tradable.  If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment.  Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

          The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored.  These procedures include providing periodic reports to the Board concerning the use of derivatives.

          The use of derivatives by a Fund also is subject to broadly applicable investment policies.  For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets.  Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

9

          Futures Contracts.  The Funds may trade futures contracts and options on futures contracts.  A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date.  Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts.  Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the purchaser and seller are required to deposit “initial margin” with a futures broker when the parties enter into the contract.  Initial margin deposits are typically equal to a percentage of the contract’s value.  If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount.  Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.  In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

          Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses.  If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

          The Trust has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

          The Funds may also purchase options on futures contracts.  See “Options Trading” below.

          Options and Futures Contracts.  When hedging to attempt to protect against declines in the market value of the Funds’ securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would:  (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures.  When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would:  (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities.  The Funds’ strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds’ activities in the underlying cash market.

10

          The Funds may write (i.e., sell) call options (“calls”) if:  (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are “covered” (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding.  A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets.  If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

          When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period.  The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

          To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased.  A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received.  If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

          The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets.  The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future.  In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds’ hedging policies.

          Purchasing Calls and Puts.  Certain Funds may purchase put options (“puts”) which relate to:  (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices.  A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold.  A Fund may purchase calls:  (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a “closing purchase transaction” to terminate its obligation on a call it has previously written.

11

          When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment.  When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

          When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.  Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

          Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price.  The resale price of the put will vary inversely with the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.  In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.  When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held.  In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund’s delivery of the underlying investment.

          Stock Index Futures.  Certain Funds may buy and sell Stock Index Futures.  A stock index is “broadly-based” if it includes stocks that are not limited to issuers in any particular industry or group of industries.  Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract.  No physical delivery of the underlying stocks in the index is made.

12

          No price is paid or received upon the purchase or sale of a Stock Index Future.  Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the “futures broker”).  The initial margin will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions.  As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund.  Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

          Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts.  When a Fund buys a call on a stock index or Stock Index Future, it pays a premium.  During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference.  When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

          Foreign Currency Futures Contracts and Foreign Currency Transactions.  The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below).  Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges.  A Fund will incur brokerage fees when it purchases and sells futures contracts.

13

          The Funds may invest in foreign currency transactions.  Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price.  These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures.  The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.  Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

          Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

          A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions.  If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge.  If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase.  These Currency Futures will be used only as a hedge against anticipated currency rate changes.  Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

          The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge.  The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the adviser’s judgment will be accurate.  The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions.  Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

          Options Trading.  The Funds may purchase or sell options on individual securities or options on indices of securities.  The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option.  The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

14

          A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligation under the option contract.  A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

          The Funds will write call options only if they are “covered.”  In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value.  A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written.  The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

          Each Fund may buy put and call options and write covered call and secured put options.  Options trading is a highly specialized activity which entails greater than ordinary investment risk.  Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.  If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option.  If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

          Below is a description of some of the types of options in which certain Funds may invest.

15

          A stock index option is an option contract whose value is based on the value of a stock index at some future point in time.  Stock indices fluctuate with changes in the market values of the stocks included in the index.  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the stock index selected.  Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser’s ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.  When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

          The Funds may invest in stock index futures contracts and options on stock index futures contracts.  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase.  The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date.  With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option.  The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts.  These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

          Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments).  Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities.  Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate.  In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.  The Funds will usually enter into swaps on a net basis.  In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make.  There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

          Future Developments.  The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ investment objective and legally permissible for a Fund.

16

Dollar Roll Transactions

          The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party.  Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership.  A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities.  In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities

          Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  Long-term securities are affected to a greater extent by interest rates than shorter-term securities.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.  Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security.  Certain securities that may be purchased by the Fund, such as those rated “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) and “BBB” by Standard & Poor’s Rating Group (“S&P”) and Fitch Investors Service, Inc. (“Fitch”) may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities.  Securities which are rated “Baa” by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics.  Securities rated “BBB” by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories.  Securities rated “BBB” by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment.  If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security.

17

Floating- and Variable-Rate Obligations

          The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds.  Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

          There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.  The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio.  Floating- and variable-rate instruments are subject to interest-rate and credit risk.

          The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities

          Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country.  Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

18

          The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable.  Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers.  In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.  Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations.  Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

          The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies.  Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

          The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income.  A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers.  The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

          The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR.  EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

19

          For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers.  Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

          The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.  Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase.  Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

          The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities.  If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities

          The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale.  Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price.  Delay or difficulty in selling securities may result in a loss or be costly to a Fund.  The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

          Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

20

Loans of Portfolio Securities

          Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:  (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

          A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund.  In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.  Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.  A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.  Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

          Wells Fargo Bank (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser.  Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

          The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” or “A-1--” by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements.  The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

21

          Letters of Credit.  Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.  Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Mortgage-Related and Other Asset-Backed Securities

          The Funds may invest in mortgage-related securities (also known as mortgage pass-through securities), which represent interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).  Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal.  Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.  Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities.  Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

          Prepayment and Extension Risk.  The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments.  Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security.  Variations in the maturities of mortgage-related securities will affect the yield of a Fund.  Rates of prepayment of principal on mortgage-related securities that are higher or lower than expected may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

22

          Collateralized Mortgage Obligations (“CMOs”).  The Funds may also invest in investment-grade CMOs.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) or the Federal National Mortgage Association (“FNMA”).  CMOs are structured into multiple classes, with each class bearing a different stated maturity.  Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.  As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with a Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

          There are risks inherent in the purchase of mortgage-related securities.  For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages.  In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lesser or greater rate than expected.  To the extent that the Adviser’s assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

          Other Asset-Backed Securities.  The Funds may purchase asset-backed securities unrelated to mortgage loans.  These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust.  Examples include certificates for automobile receivables (“CARs”) and credit card receivables (“CARDs”).  Asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables.  The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.  Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

23

Other Investment Companies

          The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies.  Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets.  Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations.  Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

          iShares.  The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location.  iShares combine characteristics of stocks with those of index funds.  Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

          The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions.  A participation interest gives a Fund an undivided proportionate interest in a loan or instrument.  Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution.  Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest.  As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

          The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”).  Rule 144A Securities are restricted securities that are not publicly traded.  Accordingly, the liquidity of the market for specific Rule 144A Securities may vary.  Delay or difficulty in selling such securities may result in a loss to a Fund.  Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities.  The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

24

Repurchase Agreements

          The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price.  All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act.  A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund.  The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months.  If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

          A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities.  A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser.  The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

          The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price).  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities.  Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

          A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price.  When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security.  In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.  Short sales “against the box” mean that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

25

          The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer.  A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

          Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.  Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security.  In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.

          In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

26

          To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund, except the Specialized Technology Fund, will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation.  The Specialized Technology Fund may make short sales that are not “against the box,” however, such transactions may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer.  A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Small Company Securities

          Investments in small capitalization companies carry greater risk than investments in larger capitalization companies.  Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

          Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange.  As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

          Investment in small, unseasoned issuers generally carries greater risk than is customarily associated with larger, more seasoned companies.  Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies.  Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case.  If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

27

Stripped Securities

          The Montgomery Total Return Bond Fund may purchase Treasury receipts, securities of government-sponsored enterprises (“GSEs”), stripped mortgage-backed securities (“SMBS”) and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations.  The stripped securities the Fund may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value.  These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest.  Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time.  The stripped securities purchased by the Fund are not subject to prepayment or extension risk.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  SMBS that are structured to receive interest only are extremely sensitive to changes in prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

          Certain Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Synthetic Convertible Securities

          The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

28

Unrated Investments

          The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund.  After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require a sale of such security by the Fund.  To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

U.S. Government Obligations

          The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”).  Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes).  In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.  In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

          The Funds may invest in warrants.  Warrants represent rights to purchase securities at a specific price valid for a specific period of time.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.  A Fund may only purchase warrants on securities in which the Fund may invest directly.  Warrants have no voting rights with respect to the assets of the issuer.  Warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise.  A warrant becomes worthless if it is not exercised within a specified time period.

Zero Coupon Bonds

          The Montgomery Total Return Bond Fund may invest in zero coupon bonds.  Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value.  The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  Because zero coupon bonds bear no interest, they are more sensitive to interest rate changes and are therefore more volatile.  When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

29

Nationally Recognized Statistical Ratings Organizations

          The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund.  The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

Additional Information about the S&P 500 Index

          The Trust (the “Licensee”) has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the “Products”).

          The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc.  S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

          S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

30

MANAGEMENT

          The following information supplements, and should be read in conjunction with the similar information found in the Prospectus/Proxy Statement.

     Trustees and Officers.  The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

          General.  The following table provides basic information about the Trustees and Officers of the Trust.  Each of the Trustees and Officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”).  The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA  94105.  Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

31

          In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES

Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Pruitt Professorship since 1999, Associate Professor of Finance 1994- 1999.	N/A

Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A

Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A

Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A

Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A

INTERESTED[2] TRUSTEES

Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A

J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A

OFFICERS

Karla M. Rabusch, 44	President, since 2003

Executive Vice President of Wells Fargo
Bank, N.A.  and President of Wells Fargo
Funds Management, LLC.  Senior Vice
President and Chief Administrative
Officer of Wells Fargo Funds
Management, LLC from March 2001 to
March 2003.  Vice President of Wells
Fargo Bank, N.A. from December 1997
to May 2000.

N/A

Stacie D. DeAngelo, 35	Treasurer, since 2003

Vice President of Wells Fargo Bank, N.A.
and Vice President of Operations for
Wells Fargo Funds Management, LLC.
Prior thereto, Operations Manager at
Scudder Weisel Capital, LLC from
October 2000 to May 2001 and Director
of Shareholder Services at BISYS Fund
Services from September 1999 to
October 2000; and Assistant Vice
President of Operations with Nicholas-
Applegate Capital Management from
May 1993 to September 1999.

N/A

C. David Messman, 44	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

1     Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

2     Basis of Interestedness.  Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser.  J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

32

          Committees.  All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust.  Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act.  Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management.  Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act.  Shareholder nominees are not considered unless required by or under the 1940 Act.  The Nominating Committee meets only as necessary, and did not meet during the Funds’ most recently completed fiscal year.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board.  The Audit Committee operates pursuant to a separate charter, and met three times during the Funds’ most recently completed fiscal year.

          Compensation.  Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

          Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex.  Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee.  Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

          The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex.  The Trust’s Officers are not compensated by the Trust for their services.  For the year ended March 31, 2004, the Trustees received the following compensation:

Compensation Table Year Ended March 31, 2004

Trustee	Compensation

INDEPENDENT TRUSTEES

Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES

Robert C. Brown	$75,000
J. Tucker Morse	$75,000

33

          Beneficial Equity Ownership Information.  As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges:  0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds and Fund Complex
Calendar Year Ended December 31, 2003

Trustee

	Large Company Growth	Montgomery Mid Cap Growth	Montgomery Small Cap	Montgomery Total Return Bond	Specialized Technology	Aggregate Dollar Range of Equity Securities of Fund Complex

Thomas S. Goho	0	0	0	0	0	D
Peter G. Gordon	0	0	0	0	0	B
Richard M. Leach	0	0	0	0	0	0
Timothy J. Penny	0	0	0	0	0	C
Donald C. Willeke	B	0	0	0	A	B
Robert C. Brown	0	0	0	0	0	D
J. Tucker Morse	0	0	0	0	0	D

          Ownership of Securities of Certain Entities.  None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

          Approval of Advisory and Sub-Advisory Agreements.  Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds.  At each quarterly meeting, the Board reviews the performance information and nature of services provided by the investment adviser and any sub-advisers.  At least annually, the Board is provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, a description of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an “Adviser” and collectively, the “Advisers”), and a description of the quality and nature of the services provided by the Advisers.

          Before approving an Advisory Agreement with an Adviser, the Board reviewed a detailed profitability analysis of each Adviser based on the fees payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Adviser and affiliates.  The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees, and Rule 12b–1/distribution fees.

34

          The Board then reviewed statistical information regarding the expenses of the Funds and the expenses and performance information for a “Peer Group” of the Funds, the relevant Lipper category of funds (“Lipper Group”), and an applicable broad based index.  Prior to reviewing the statistical information, the Board was provided with a detailed description of the methodology used to prepare this information.  The Board then reviewed data relating to the risk of each Fund as compared to its total return.  This data showed the statistical measurement of the volatility of each Fund’s total return throughout a specific time-period.  The Board then also reviewed, for each Fund as compared to its Lipper Group and Peer Group, the:  (i) combined contractual advisory and administration fees, (ii) net expense ratio, (iii) maximum contractual advisory fees permitted under the Advisory Agreement (excluding fee waivers and/or expense reimbursements); and (iv) projected contractual advisory fees showing the impact of breakpoints, if any, on contractual advisory fees.  During its review, the Board considered the advisory fees paid by the Funds as well as the total fees paid to the Adviser for advisory and other services it provides to the Funds.  The Board also reviewed information pertaining to the fee structure for each Fund and considered whether alternative fee structures (e.g. breakpoint fee structures, performance-based fees, fee waivers or fee caps) would be more appropriate or reasonable taking into consideration any economies of scale or other efficiencies that accrue from increases in a Fund’s asset levels.

          The Board then analyzed the Adviser’s background and services that it provides to the Funds.  The Board discussed the fact that the Adviser has established an investment program for each Fund and supervises and evaluates the sub-adviser(s) who make the day-to-day investment decisions for the respective Funds.  The Board recognized that the Adviser has an expertise in hiring and overseeing the activities of the sub-advisers in the various asset classes and the ability to oversee a large group of sub-advisers many of whom have different investment philosophies and styles.  The Board also recognized that the primary investment Adviser’s oversight responsibilities include the monitoring of Fund compliance with federal securities laws and regulations.  The Board reviewed the Advisers’ compliance procedures including the Advisers’ internal compliance policies relating to their respective codes of ethics and the Advisers’ policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers.  The Board also received and reviewed information on all SEC and other regulatory inquiries or audits of the Advisers, and a summary of any communications received from Fund shareholders since the last approval of the Advisory Agreements.  The Board also considered the background and experience of the senior management of each Adviser, and the level of attention given to the Funds by such persons.  In evaluating the Advisers, the Board recognized that the Advisers have the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory, or marketing personnel.

35

          In addition to the above considerations, the Board also analyzed certain factors relating specifically to each sub-adviser.  For example, the Board considered each sub-adviser’s investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services.  The Board also considered soft dollar arrangements and other benefits received by the primary Adviser through its relationship with each sub-adviser (e.g. float income received by the Adviser on sale and redemption amounts, other contractual arrangements, or the general nature of the benefits received by affiliates of the primary Adviser that provide services to the Funds).  The Board analyzed the degree to which each sub-adviser who oversees several funds can manage across asset classes and whether its investment disciplines are driven by proprietary research.  The Board also reviewed each sub-adviser’s procedures for selecting brokers to execute portfolio transactions for the Funds.  More specifically, the Board reviewed the method by which each sub-adviser selects brokers and the factors that the sub-adviser considers prior to selecting a broker to execute portfolio transactions.  One such factor was a sub-adviser’s consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage.  The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, the benefits from using an affiliated broker, the extent to which efforts are made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ portfolios.  The Board reviewed each sub-adviser’s method for allocating portfolio opportunities among the Funds and other advisory clients.

          Based on the above analysis, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.  This determination, was based on the following factors more fully discussed above: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees paid by the Funds compared to other similar funds; and (iv) the level of profits realized by the primary investment Adviser from its advisory arrangement with the Funds.

          Investment Adviser.  Wells Fargo Funds Management, LLC (“Funds Management”) provides investment advisory services for each of the Funds.  Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank.  Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

          The Funds operate under two types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; and (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have “dormant” advisory arrangements at the gateway level.

36

          As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee

Montgomery Mid Cap Growth	0-499M	0.75
	500-999M	0.70
	1-2.99B	0.65
	3-4.99B	0.625
	>4.99B	0.60

Montgomery Small Cap	0-499M	0.90
	500-999M	0.85
	1-2.99B	0.80
	3-4.99B	0.775
	>4.99B	0.75

Montgomery Total Return Bond	0-499M	0.45
	500-999M	0.40
	1-2.99B	0.35
	3-4.99B	0.325
	>4.99B	0.30

Specialized Technology	0-499M	1.05
	500-999M	1.00
	1-2.99B	0.95
	3-4.99B	0.925
	>4.99B	0.90

          As described in the second category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust.  Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level.  However, in order to preserve flexibility to allow the gateway feeder Funds to either invest in more than one master portfolio of Master Trust or to convert to a stand-alone Fund with a direct advisory relationship, the gateway feeder Funds each have a “dormant” advisory arrangement with Funds Management.  Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust.  If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund’s investment in various master portfolios.  If a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management would be entitled to receive the dormant advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.

37

Gateway Feeder Fund	Active Advisory Fees	Dormant Asset Allocation Fees*	Annual Rate** (as a percentage of net assets)

Large Company Growth	0.00%	0.25%	0-499M	0.75%
			500-999M	0.70%
			1-2.99B	0.65%
			3-4.99B	0.625%

*	Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.

**

Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests.  This would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.

          Advisory Fees Paid.  For the fiscal year-ends shown in the table below, the Funds, except the Montgomery Mid Cap Growth Fund, the Montgomery Small Cap Fund and the Montgomery Total Return Bond Fund (the “Wells Fargo Montgomery Funds”), paid the following advisory fees, and the investment adviser waived the indicated fees:

	Year-Ended 9/30/03***		Year-Ended 9/30/02**

Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived

Large Company Growth	$0	$0	$0	$0
Specialized Technology	$504,006	$270,209	$143,288	$571,169

	Year-Ended 9/30/01*

Fund	Fees Paid	Fees Waived

Large Company Growth	$0	$0
Specialized Technology	$862,982	$227,685

*	The amounts indicate fees paid from August 31, 2001, the Fund’s commencement date, through September 30, 2001.

**	The amounts indicate fees paid from January 31, 2002, the Fund’s commencement date, through September 30, 2002.

***	The amounts indicate fees paid from August 29, 2003, the Fund’s commencement date, through September 30, 2003.

38

          Former Montgomery Funds.  As discussed in the “Historical Fund Information” section, the Wells Fargo Montgomery Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003.  Prior to the reorganization, Wells Capital Management Incorporated (“Wells Capital Management” or “WCM”) and MAM served as the investment advisers to the predecessor portfolios of the Wells Fargo Montgomery Funds.  Therefore, the table below shows the advisory fees paid by either the Wells Fargo Montgomery Funds or their predecessor portfolios.  For the periods indicated below, the Wells Fargo Montgomery Funds paid the following advisory fees and the respective investment adviser waived the indicated amounts:

	Three-Month Period Ended 9/30/03* Funds Mgmt		1/17/03-6/30/03** Funds Mgmt/WCM		7/1/02-1/16/03** MAM

Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived	Fees Paid	Fees Waived

Montgomery Mid Cap Growth	$176,561	$0	$433,850	$9,445	$345,344	$281,043
Montgomery Small Cap	$88,254	$41,070	$166,184	$27,408	$190,365	$25,486

	For the year ended 6/30/03** Funds Mgmt/WCM/MAM		For the year ended 5/31/04***

Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived

Montgomery Total Return Bond	$0	$271,820	$462,733	$630,134

*	The Montgomery Mid Cap Growth and Montgomery Small Cap Funds changed their fiscal year ends from June 30 to September 30.

**.

For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002 through January 16, 2003, and to Wells Capital Management for the period of January 17, 2003 through June 8, 2003.  The Funds paid advisory fees to Funds Management for the period of June 9, 2003 through June 30, 2003.

***	The Montgomery Total Return Bond changed its fiscal year end in 2004 from June 30 to May 31.

	Year Ended 6/30/02 MAM		Year Ended 6/30/01 MAM

Fund	Fees Paid	Fees Waived	Fees Paid	Fees Waived

Montgomery Mid Cap Growth	1,310,953	$0	$2,100,242	$0
Montgomery Small Cap	$567,806	$0	$1,020,840	$0
Montgomery Total Return Bond	$8,738	$0	$62,320	$0

          For the period from January 17, 2003 through June 6, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Wells Fargo Montgomery Funds pursuant to an interim investment management agreement.  Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM.  The fees were as follows:

Fund	Avg. Daily Net Assets	Annual Rate

Montgomery Mid Cap Growth	$0-200 million	1.40%
	>$200 million	1.25%

Montgomery Small Cap	$0 – 250 million	1.00%
	>$250 million	0.80%

Montgomery Total Return Bond	$0-500 million	0.30%
	>$500 million	0.25%

          General.  Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party.  A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

39

          Investment Sub-Advisers.  Funds Management has engaged Peregrine Capital Management, Inc. (“Peregrine”), a wholly-owned subsidiary of Wells Fargo & Company, RCM Capital Management LLC (formerly named Dresdner RCM Global Investors LLC) (“RCM”), wholly owned by RCM US Holdings LLC, and Wells Capital Management, an affiliate of Funds Management, to serve as investment sub–advisers to the stand-alone Funds of the Trust and the master portfolios of Master Trust in which the gateway feeder Funds invest, as listed in the charts below (collectively, the “Sub-Advisers”).  Subject to the direction of the Trust’s and Master Trust’s (the “Trusts”) Boards and the overall supervision and control of Funds Management and the Trusts, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets.  The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds.  The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request.  Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

          Similar to the “dormant” investment advisory arrangement with Funds Management, each gateway Fund has a dormant sub-advisory arrangement with some or all of the sub-advisers that sub-advise the master portfolio(s) in which the gateway Funds invest.  Under such an arrangement, a sub-adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios.  In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund’s assets formerly invested in the master portfolio.  The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services.  The dormant sub-advisory fees that would be charged to the gateway Funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.

Master Portfolio	Sub-Adviser	Fees

		0–25M	0.75%
Large Company Growth	Peregrine	25–50M	0.60%
		50–275M	0.50%
		>275M	0.30%

40

          Funds Management has engaged RCM and Wells Capital Management as investment sub-advisers for the stand-alone Funds of the Trust listed below.  For providing sub-advisory services, RCM and Wells Capital Management are entitled to receive fees as described below.

Fund	Sub-Adviser	Fee

Montgomery Mid Cap Growth	Wells Capital Management	0–200M >200M	0.25 0.20%%

Montgomery Small Cap	Wells Capital Management	0-200M >200M	0.25 0.20%%

Montgomery Total Return Bond	Wells Capital Management	0-400M 400-800M >800M	0.15 0.125 0.10%%%

Specialized Technology	RCM	0–50M 50–100M >100M	1.00 0.70 0.55%

          Unaffiliated Sub-Advisers.  Listed below is the aggregate dollar amount of sub-advisory fees paid by the Specialized Technology Fund to the following unaffiliated sub-advisers for the year ended September 30, 2003:

Fund	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed

Specialized Technology	RCM	$635,804.20	$0

          Administrator. The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement.  Under the Administration Agreement with the Trust, Funds Management provides, among other things:  (i) general supervision of the Funds’ operations, including communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian, and fund accountant.  Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

          In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator.  Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Class	Fee

Class Z Shares	0-4.99B	0.50%
	5-9.99B	0.49%
	>9.99B	0.48%

41

          Administrative Fees Paid.  For the fiscal year-ends shown in the table below, the Funds, except the Wells Fargo Montgomery Funds, paid the following administrative fees, and the administrator waived the indicated fees:

	Year Ended 9/30/03	Year Ended 9/30/02	Year Ended 9/30/01

Fund	Funds Mgmt	Funds Mgmt/Wells Fargo	Wells Fargo

Large Company Growth	$2,550,776	$0	$664,544
Specialized Technology	$396,790	$102,065	$155,810

          Former Montgomery Funds. As discussed in the “Historical Fund Information” section, the Wells Fargo Montgomery Funds were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003.  Prior to the reorganization, MAM served as administrator to the predecessor portfolios of the Wells Fargo Montgomery Funds.  Therefore, the table below shows the administrative fees paid by either the Wells Fargo Montgomery Funds or their predecessor portfolios.  For the periods indicated below, the Wells Fargo Montgomery Funds paid the following administrative fees and the respective administrator waived the indicated amounts:

Fund	Three-Month Period Ended 9/30/03 Funds Mgmt	6/9/03 – 6/30/03 Funds Mgmt	7/1/02 – 6/8/03 MAM	Year Ended 6/30/02 MAM	Year Ended 6/30/01 MAM

Montgomery Mid Cap Growth	$77, 685	$6,644	$47,502	$87,341	$134,767
Montgomery Small Cap	$47,381	$5,687	$22,564	$44,244	$71,705

Fund	Year Ended 5/31/04	Year Ended 6/30/03 Funds Mgmt/MAM	Year Ended 6/30/02 MAM	Year Ended 6/30/01 MAM

Montgomery Total Return Bond	$109,287	$0	$75,793	$14,905

          Distributor.  Stephens Inc. (“Stephens,” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as distributor for the Funds.  The Funds will not pay distribution fees to the Distributor for distribution of their Class Z shares.

42

     Shareholder Servicing Agent.  The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management.  Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.  For providing investor services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% on an annualized basis of the average daily net assets of the Class Z shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made.  The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

          General.  The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees.  Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees.  No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

          The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

     Custodian. Wells Fargo Bank, N.A. (the “Custodian”), located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund.  The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund.  For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund, except for the Large Company Growth Fund and Specialized Technology Fund.  As a gateway fund, the Large Company Growth Fund is not charged a custody fee at the gateway level, provided that it remains a gateway fund and Wells Fargo Bank receives custodial fees from the Master Trust portfolios.  For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.07% of the average daily net assets of the Specialized Technology Fund.

     Fund Accountant.  Effective the first quarter of 2003, PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds.  For its services as fund accountant, PFPC is entitled to receive an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the funds of the Fund Complex (excluding the Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below:

Average Fund Complex Daily Net Assets	Annual Asset Based Fees

$0-85 billion	0.0057%
>$85 billion	0.0025%

43

          Each Fund’s share of the annual asset based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios).  PFPC also will be entitled to receive an annual fee of $20,000 from each Fund.  Finally, PFPC will be entitled to receive certain out-of-pocket expenses.

          Prior to PFPC, Forum Accounting Services, LLC (“Forum Accounting”) served as fund accountant for the Funds, except for the Wells Fargo Montgomery Funds.  For its services as fund accountant, Forum Accounting received a monthly base fee per Fund ranging from $2,000 for gateway funds up to $5,833 for Funds with significant holdings in asset-backed securities.  In addition, each Fund paid a monthly fee of $1,000 for each additional class beyond the first, and Forum Accounting was also entitled to receive a fee equal to 0.0025% of the average daily net assets of each Fund (excluding the net assets invested in master portfolios of Master Trust which paid Forum Accounting a similar fee).

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services, Inc. (“BFDS”),located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds.  For providing such services, BFDS is entitled to receive fees from the Administrator.

     Underwriting Commissions.  Stephens currently serves as the principal underwriter.  For the Wells Fargo Equity Funds’ past three fiscal years, the following represents the aggregate dollar amount of underwriting commissions paid to Stephens by the Equity Funds and the amounts retained by Stephens:

Year Ended 9/30/03*		Year Ended 9/30/02		Year Ended 9/30/01

Paid	Retained	Paid	Retained	Paid	Retained

$1,189,589	$235,808	$5,144,052	$292,472	$7,580,365	$719,187

* Amounts include fees paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

          Prior to June 9, 2003, Funds Distributor served as the principal underwriter for the predecessor portfolios of the Wells Fargo Montgomery Mid Cap Growth and Small Cap Funds.  For the period from July 1, 2002 through June 9, 2003, and for the years ended June 30, 2002 and June 30, 2001, the predecessor portfolios of these Funds did not pay any underwriting commissions.

          For the period from June 9, 2003 through June 30, 2003, the aggregate dollar amount of underwriting commissions paid to Stephens by the Wells Fargo Montgomery Funds was $1,289 and the amounts retained by Stephens were $164.14.

44

          Stephens serves as the principal underwriter distributing securities of the Wells Fargo Funds on a continuous basis.  For the Wells Fargo Taxable Income Funds’ past three fiscal years, the following represents the aggregate amount of underwriting commissions paid to Stephens by the Taxable Income Funds and the amounts retained by Stephens:

Year Ended 05/31/04*		Year Ended 06/30/03		Year Ended 06/30/02

Paid	Retained	Paid	Retained	Paid	Retained

$841,466	$89,747	$560,946	$69,537	$415,716	$44,609

*	Includes commissions paid by the Montgomery Short Duration Government Bond and Montgomery Total Return Bond Funds for the period of June 9, 2003, through June 30, 2003.

          Funds Distributor served as the principal underwriter for the predecessor portfolios of the Montgomery Total Return Bond Fund.  These predecessor portfolios did not pay any underwriting commissions during that Fund’s past three fiscal years.

     Code of Ethics.  The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics which contains policies on personal securities transactions by “access persons.”  These policies comply with Rule 17j-1 under the 1940 Act.  Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.  More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions.  For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities.  Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1.  The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities.  To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.  The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

          The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

45

          Each Fund’s investments are generally valued at current market prices.  Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange (“closing price”), and if there is no sale, based on the latest bid quotations.  Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service.  Securities listed on the Nasdaq Stock Market, Inc., however, are valued at The Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price.  A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not “readily available.”  The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.  We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security.  In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

          The Specialized Technology Fund uses an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices.  This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

          Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost.  Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange.  Prices for fixed-income and other securities may be furnished by a reputable independent pricing service.  Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

          For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded.  However, if, in the judgment of the Board, a security’s value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value.  A security’s valuation may differ depending on the method used to determine its value.

46

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Shares of the Funds may be purchased on any day the Funds are open for business (a “Business Day”).  The Funds are open on any day that both the New York Stock Exchange and Federal Reserve are open.  The New York Stock Exchange is currently closed in observance of New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.  The Federal Reserve is closed on all days listed above (except Good Friday) as well as Columbus Day and Veterans Day.

          Purchase orders for a Fund received before such Fund’s NAV calculation time, generally are processed at such time on that Business Day.  Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day.  Selling Agents may establish earlier cut-off times for processing your order.  Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day.  On any day the NYSE closes early, the Funds will close early.  On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

          Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund.  For further information about this form of payment, please contact the Distributor.  In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

          The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.  The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.  In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses and Prospectus/Proxy Statement.

47

PORTFOLIO TRANSACTIONS

          The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities.  Subject to the supervision of the Trust’s Board and the supervision of the Adviser, the Funds’ Sub-Advisers are responsible for the Funds’ portfolio decisions and the placing of portfolio transactions.  In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission.  While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

          Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services.  Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers.  In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

          Purchases and sales of non-equity securities usually will be principal transactions.  Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price.  Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer.  Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions.  The cost of executing a Fund’s portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.  Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.  The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

48

          In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances.  Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates.  Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

          Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser.  In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.  A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services.  The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto.  By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms.  Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information.  Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

          Portfolio Turnover.  The portfolio turnover rate is not a limiting factor when a Sub-Adviser deems portfolio changes appropriate.  Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities.  Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities.  Portfolio turnover may also result in adverse tax consequences to a Fund’s shareholders.  Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

49

          The investment process for the Montgomery Total Return Bond Fund may, at times, result in a higher-than-average portfolio turnover rate and increased trading expenses, and may generate short-term capital gains.  The portfolio turnover rate for the Montgomery Total Return Bond Fund varied significantly over its past two fiscal years and was higher-than-average over the past fiscal year due in large part to the Fund’s trading of relative value securities and holding of temporary Treasury positions.  Historically, higher turnover within the Fund has often resulted in higher risk-adjusted returns, with minimal trading transaction costs.

          Brokerage Commissions.  For the past three fiscal years ended September 30, the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

	Total Commissions

Fund	Year-Ended 9/30/03	Year-Ended 9/30/02	Year-Ended 9/30/01

Large Company Growth	$1,857,480	$1,776,440	N/A
Montgomery Mid Cap Growth*	$150,226	N/A	N/A
Montgomery Small Cap*	$141,981	N/A	N/A
Specialized Technology	$899,950	$766,088	$463,000

*	Amounts indicate fees paid from July 1, 2003 through September 30, 2003.

          For the past three fiscal years ended June 30, the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

Fund	Period Ended 6/30/03*	Year Ended 6/30/02	Year Ended 6/30/01

Montgomery Mid Cap Growth	$164,268	$197,593	$266,471
Montgomery Small Cap	$177,765	$125,914	$142,193

* Amounts indicate fees paid from January 1, 2003 through June 30, 2003.

          For the past three fiscal years ended June 30, 2002 and 2003 and May 31, 2004, the Montgomery Total Return Bond Fund and their predecessor portfolios paid no brokerage commissions on brokerage transactions.

          Directed Brokerage Transactions.  For the fiscal year ended September 30, 2003, the Sub-Advisers listed below directed brokerage transactions to a broker for research services provided, and paid the following commissions based on the stated total amount of transactions.

Sub-Adviser	Commissions Paid	Transactions Value

RCM	$297,363	$300,478,384
Peregrine	$590,476	$244,357,816
Wells Capital Management*	$1,337,028	$2,215,486,671

______________

*

Includes all transactions executed for the Wells Fargo Funds complex, including Wells Fargo Variable Trust and Master Trust.  Also includes amounts paid by the Wells Fargo Montgomery Funds for the period from July 1, 2003 through September 30, 2003.

          None of the other Sub-Advisers participate in such directed brokerage practices.

50

          For the fiscal year ended May 31, 2004, the Montgomery Total Return Bond Fund and their predecessor portfolios did not direct brokerage transactions to a broker for research-related services.

          For the periods shown below, the Wells Fargo Montgomery Funds (excluding the Montgomery Total Return Bond Fund) and their predecessor portfolios paid the following commissions based on the total amount of brokerage transactions directed to a broker for research services provided to such Funds:

1/1/03 – 6/30/03

Adviser/Sub-Adviser	Commissions Paid	Transactions Value

Wells Capital Management	$216,080	$101,178,687

          Securities of Regular Broker-Dealers.For the fiscal year ended June 30, 2003, the predecessor portfolios of the Montgomery Mid Cap Growth Fund and the Montgomery Small Cap Fund did not hold securities of any of their regular broker-dealers.

          For the fiscal year ended May 31, 2004, the Montgomery Total Return Bond Fund held securities of its regular broker-dealers as indicated in the amounts shown:

Fund	Broker - Dealer	Share Value (000’s omitted)

Montgomery Total Return Bond Fund	Goldman Sachs	$888
	JP Morgan Chase	$3,094
	Morgan Stanley	$818

FUND EXPENSES

          From time to time, Funds Management may waive fees from a Fund in whole or in part.  Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

51

          Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses.  Expenses attributable to a Fund are charged against Fund assets.  General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

FEDERAL INCOME TAXES

          The following information supplements and should be read in conjunction with the similar information found in the Prospectus/Proxy Statement.  This section of the SAI provides additional information concerning federal income taxes.  It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect.  The following discussion does not address any state, local or foreign tax matters.

          A shareholder’s tax treatment may vary depending upon his or her particular situation.  This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code.  Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

          The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to that discussed below and such positions could be sustained.  In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds.  Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

          Qualification as a Regulated Investment Company.  The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders.  Each Fund will be treated as a separate entity for federal income tax purposes.  Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole.  Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

52

          In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts).  Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities.  Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:  (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.  The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

          In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year.  A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders.  For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain.  However, in certain circumstances, a Fund may make the distributions in the following taxable year.  Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year.  Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.  However, no assurance can be given that a Fund will not be subject to federal income taxation.

53

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

          Equalization Accounting.  Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds.  This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders.  Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders.  However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

          Capital Loss Carry-Forwards.  A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss.  A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried.  If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, the Funds do not expect to distribute such capital gains.  The Funds cannot carry back or carry forward any net operating losses.

54

          Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years.  Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.  However, no assurance can be given that a Fund will not be subject to the excise tax.

          Taxation of Fund Investments.  In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

          If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax  purposes.  Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.  A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund.  Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

          If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.  Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below.  If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.  If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

          Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.”  A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value.  Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss.  Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

55

           Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income.  Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above.  If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

          Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.”  “Straddles” are defined to include “offsetting positions” in actively traded personal property.  The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.  If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above.  A Fund may make one or more elections with respect to “mixed straddles.”  Depending upon which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

          If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position.  A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property:  (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations.  The character of the gain from constructive sales will depend upon a Fund’s holding period in the property.  Losses from a constructive sale of property will be recognized when the property is subsequently disposed of.  The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code.  Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

56

          The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

          ”Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income.  If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

          A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments.  Because it is not always  possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

          Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

57

          In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts.  Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.  In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

          Taxation of Distributions.  For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year.  All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return.  Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain.  A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

          Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares.  Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

          Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any.  Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment.  This exemption may not apply to corporate shareholders.

          Sales and Exchanges of Fund Shares.  If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares.  This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.  Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

58

          If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.  Any disallowed loss generally will be included in the tax basis of the purchased shares.

          If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.  This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

          Foreign Taxes.  Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

          Federal Income Tax Rates.  As of the printing of this SAI, under recently enacted tax legislation, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%.  The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

          Such recently enacted tax legislation also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%.  In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met.  If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares.  If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders.  A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  A longer holding period applies to investments in preferred stock.  (Only dividends from direct investments will qualify.  Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.)  Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

59

          The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%.  Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates.  Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.  Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2004.

          Backup Withholding.  The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalty of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding.  This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS.  An investor must provide a valid TIN upon opening or reopening an account.  If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.  The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

          Tax-Deferred Plans.  The shares of the Funds are available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts.  Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

60

          Corporate Shareholders.  Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction.  In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if:  (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.  A longer holding period applies to investments in preferred stock.

          Foreign Shareholders.  Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation (“foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status.  This tax generally is not refundable.  However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons.  In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless:  (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.  If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to a income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies.  If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

          If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits).  In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

61

          The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

          Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

          American Jobs Creation Act of 2004.  On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders.  Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership.  Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

          With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder.  Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

          With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business.  Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding.  While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests.  Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

62

          Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

          The Trusts and Funds Management have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts.  The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

          The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management.  In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund.  While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

          Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures.  Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

          The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee.  Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee.  In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

63

          The Procedures set forth Funds Management’s general position on various proposals, such as:

-

Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

-	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

-

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

-	Mergers/Acquisitions and Corporate Restructurings – Funds Management’s Proxy Committee will examine these items on a case-by-case basis.

-	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

          In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders.  In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

          In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines.  However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter.  In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

          In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

          Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds’ website at wellsfargofunds.com and on the SEC’s website at http://www.sec.gov.

64

CAPITAL STOCK

          The Funds are five of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

          Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors.  Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors.  Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares.  Shareholders bear their pro rata portion of a Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class.  Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

          With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan.  Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series.  For example, a change in a Funds’ fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved.  Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series.  Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

          As used in the Prospectus/Proxy Statement and in this SAI, the term “majority” when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund.  The term “majority,” when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

65

          Shareholders are not entitled to any preemptive rights.  All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust.  The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

          Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

          Set forth below as of October 1, 2004 is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole.  The term “N/A” is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

66

5% OWNERSHIP AS OF OCTOBER 1, 2004*

Fund	Name and Address	Type of Ownership	Percentage of Class

Large Company Growth Fund
Class A	Charles Schwab & Co. Inc. Special Custody Account Exclusively FBO the customers 101 Montgomery Street San Francisco, CA 94104-4122	Record	15.65%

	T Rowe Price Retirement Plan Services Inc FBO Rite Aid 4515 Painters Mill Road Owings Mills, MD 21117-4903	Record	13.90%
	JPMorgan Chase Bank C/O JPMorgan Retirement Plan Serv Pearson Inc Retirement Plan 930 Ward Parkway Kansas City, MO 64114-4122	Record	5.85%
	State Street Corp FBO First Data Corporation 105 Rosemont Ave Westwood, MA 02090-2318	Record	5.03%

Class B	American Enterprise Investment Services FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record	6.51%

Class C

American Enterprise Investment Services
FBO 890000611
P.O. Box 9446
Minneapolis, MN  55440-9446

MLPF&S for the Sole Benefit
Of Its Customers
ATTN Service Team
4800 Deer Lake Dr E Fl 3
Jacksonville FL  32246-6484

		Record Record	16.33% 5.73%

Institutional Class

Wells Fargo Bank NA, FBO
Large Company Growth I
ATTN: Mutual Fund Ops
PO Box 1533
Minneapolis, MN 55480-1533
Wells Fargo Bank FBO
Large Company Growth I
ATTN: Mutual Fund Ops
PO Box 1533
Minneapolis, MN 55480-1533

		Record Record	59.74% 16.79%

67

Fund	Name and Address	Type of Ownership	Percentage of Class

Select Class

State of Hawaii
Deferred Compensation Plan
Island Svgs Plan
Dept of Human Resource Development
235 S Berentia St
Honolulu, HI 96813-2406

Community Foundation for
Greater Atlanta
50 Hurt Plaza Suite 449
Atlanta, GA 30303-2915

		Record Record	68.43% 31.05%
Montgomery Mid Cap Growth Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers 101 Montgomery St San Francisco, CA 94104-4122	Record	21.80%

Class B	American Enterprise Investment Services FBO 890000611 P.O. Box 9446 Minneapolis, MN 55440-9446	Record	5.78%
Class C

American Enterprise Investment
Services FBO 890000611
PO Box 9446
Minneapolis, MN 55440-9446

Wells Fargo Investments, LLC
A/C 1961-6074
608 Second Avenue South 8th Floor
Minneapolis, MN 55402-1916

Wells Fargo Investments LLC
A/C 5421-5619
608 Second Avenue South 8th Floor
Minneapolis, MN 55402-1916

Wells Fargo Investments, LLC
A/C 8685-4926
608 Second Avenue South 8th Floor
Minneapolis, MN 55402-1916

Wells Fargo Investments, LLC
A/C 2601-5132
608 Second Avenue South 8th Floor
Minneapolis, MN 55402-1916

		Record Record Record Record Record	8.67% 7.61% 6.41% 5.20% 5.08%

68

Fund	Name and Address	Type of Ownership	Percentage of Class

Montgomery Small Cap Fund
Class A

Wells Fargo Bank NA, FBO
FBO Ben B Cheney
PO Box 1533
Minneapolis, MN  55480-1533

Charles Schwab & Co Inc
Special Custody Account
Exclusively FBO the Customers
101 Montgomery St
San Francisco, CA 94104-4122

State Street Bank & Trust Co
Cust for the IRA of
Robert W Herb
68 Churchill Rd
Pittsburg PA 15235-5110

		Record Record Record	8.93% 8.53% 5.40%
Class B

Diana Y H Tao &
John D Ho  JTWROS
Block 11-41-C
Royal Ascot 1 Tsun King Road
Shatin Hong Kong

Wells Fargo Investments LLC
A/C 7820-5876
608 Second Avenue South 8th Fl
Minneapolis, MN 55402-1916

Sam Smith &
Sharon G Smith JTWROS
102 Cassin CT
Folsom, CA 95630-8044

		Record Record Record	9.66% 7.36% 6.81%

69

Fund	Name and Address	Type of Ownership	Percentage of Class

Class C

Southwest Securities Inc FBO
Kay Darlene Davis
SWS Securities Inc As SEP IRA Custodian
PO Box 509002
Dallas, TX  75250-9002

Wells Fargo Investments LLC
A/C 2601-5132
608 Second Avenue South 8th Fl
Minneapolis, MN  55402-1916

Donal Bruce Scott &
Dawn S Scott JTWROS
190 E Edith Ave
Los Altos CA 94022-3034

Wells Fargo Investments LLC
A/C 5057-4120
608 Second Avenue South 8th Fl
Minneapolis, MN  55402-1916

Wells Fargo Funds Management LLC
525 Market Street 12th Fl
San Francisco, CA 94105-2720

		Record Record Record Record Record	15.48% 12.83% 11.42% 10.00% 5.92%

Institutional Class

Wells Fargo Bank NA, FBO
FBO 13357300
PO Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA, FBO
FBO 13357100
PO Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA, FBO
FBO 13357200
PO Box 1533
Minneapolis, MN  55480-1533

Wells Fargo Bank, NA FBO
Montgomery Small Cap I
ATTN: Mutual Fund Ops
P O Box 1533
Minneapolis, MN  55482-1533

		Record Record Record Record	39.32% 29.91% 19.54% 7.39%

70

Fund	Name and Address	Type of Ownership	Percentage of Class

Montgomery Total Return Bond Fund
Class A

Charles Schwab & Co Inc
Special Custody Account
Exclusively FBO the Customers
101 Montgomery St
San Francisco CA 94104-4122

Wells Fargo West NA
Various Fascorp Recordkept Plans
8515 E Orchard Rd 2T2
Greenwood Village, CO 80111-5002

		Record Record	18.28% 14.59%
Class B	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Record	12.71%
Class C	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Record	6.64%
Institutional Class

Wells Fargo Bank NA, FBO
FBO Omnibus Account (reinv/reinv)
PO Box 1533
Minneapolis, MN 55480-1533

Wells Fargo Bank NA, FBO
FBO Omnibus Account (Cash/Cash)
PO Box 1533
Minneapolis MN 55480-1533

Wells Fargo Bank NA,
FBO Omnibus Account (Cash/Cash)
PO Box 1533
Minneapolis, MN 55480-1533

Charles Schwab & Co Inc
Special Custody Account
Exclusively FBO the Customers
101 Montgomery St
San Francisco CA 94104-4122

		Record Record Record Record	77.79% 7.18% 7.50% 5.38%
Select Class

Wells Fargo Bank NA, FBO
FBO 13357300
PO Box 1533
Minneapolis, MN 55480-1533

Methuen Contributory Retirement
System
41 Pleasant St Ste 303
Methuen  MA 01844-3179

Juvenile Diabetes Research
Foundation Intl
120 Wall St Fl 19
New York NY 10005-4000

Citistreet LLS as Custodian
For the Benefit ofBWXT Y-12
ATTN: David Nelson
105 Rosemont Ave
Westwood, MA 02090-2318

Local 183 Insurance Trust Fund
U/A 07/12/2000
MPP Plan
52-35 Barnett Ave
Long Island NY 11104-1017

NFSC FEBO # U19-211583
USB FBO
Museum of Art FD/Wells Capital
19-5845
PO Box 1787
Milwaukee, WI  53201-1787

		Record Record Record Record Record Record	37.45% 22.54% 12.99% 11.17% 9.50% 5.53%

71

Fund	Name and Address	Type of Ownership	Percentage of Class

Specialized Technology Fund
Class A	Charles Schwab & Co Inc Special Custody Account Exclusively FBO The Customers ATTN: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4122	Record	25.09%
Class B	N/A	N/A	N/A

Class C

MLPF&S for the Sole Benefit
Of Its Customers
ATTN Mutual Fund Administration
4800 Deer Lake Dr E Fl 3
Jacksonville FL  32246-6484

NFSC FEBO # W88-023221
Brain Herrera
9846 E Madera Drive
Scottsdale, AZ  85262-2986

		Record Record	6.33% 5.53%

* The Class Z shares of the Funds are not expected to commence operations until the second quarter of 2005.

          For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

          The Trust’s Registration Statement, including the Prospectus/Proxy Statement and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.  Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

72

COUNSEL

          Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.  KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

FINANCIAL INFORMATION

          The portfolios of investments and audited financial statements for the Funds (excluding the Montgomery Total Return Bond Fund) for the year ended September 30, 2003 are hereby incorporated by reference to the Funds’ Annual Report, and for the period ended March 31, 2004 are hereby incorporated by reference to the Funds’ Semi-Annual Report.  The portfolios of investments and audited financial statements for the Montgomery Total Return Bond Fund for the year ended May 31, 2004 are hereby incorporated by reference to the Fund’s Annual Report.

73

WELLS FARGO FUNDS TRUST
Telephone:  1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION
October 26, 2004

COMMON STOCK FUND
ENDEAVOR LARGE CAP FUND
INTERNATIONAL CORE FUND
LARGE COMPANY CORE FUND
SELECT FUND
SMALL CAP VALUE FUND
U.S. VALUE FUND

Class A, Class B, Class C, Class Z and Institutional Class

Wells Fargo Funds Trust(the “Trust”) is an open-end, management investment company.  This Statement of Additional Information (“SAI”) contains additional information about seven funds in the Wells Fargo Funds Trust family of funds -- the Common Stock, Endeavor Large Cap, International Core, Large Company Core, Select, Small Cap Value and U.S. Value Funds (each, a “Fund” and collectively, the “Funds”).  Each Fund, except for the Select Fund, is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each Fund offers Class A, Class B and Class C shares.  The Common Stock, Large Company Core, Small Cap Value and U.S. Value Funds also offer Class Z shares however, the Class Z shares for the Large Company Core Fund are currently closed to new investors.  The Large Company Core and U.S. Value Funds also offer Institutional Class shares.   This SAI relates to all such classes of shares.  The Funds will not be available for investment until the second quarter of 2005.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) dated October 26, 2004.  All terms used in this SAI that are defined in the Prospectus/Proxy Statement have the meanings assigned in the Prospectus/Proxy Statement.  The Combined Proxy/Prospectus may be obtained without charge by calling 1-800-222-8222or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

i

INVESTMENT POLICIES

Fundamental Investment Policies
          Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

          (1)     purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements;

          (2)     except for the Select Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

          (3)     borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

          (4)     issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

          (5)     make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets.  For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

          (6)     underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

          (7)     purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

          (8)     purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

1

Non-Fundamental Investment Policies
Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund’s shareholders.

(1)     Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

(2)     Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3)     Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission (“CFTC”) for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

(4)     Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund’s total assets (including the value of the collateral received).  Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5)     Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6)     Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7)     Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8)     Each Fund that is subject to Rule 35d-1 (the “Names Rule”) under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

2

Shareholders will receive at least 60 days’ notice of any change to a Fund’s non-fundamental separate policy complying with the Names Rule.  The notice will be provided in Plain English in a written document, and will contain the following prominent statement or similar statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES
AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds.  Not all of the Funds participate in all of the investment practices described below.  For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations
The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.  With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers.  Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits.  In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (“FDIC”).  Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

3

Borrowing
The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests.  Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed).  Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
Certain Funds may invest in the securities of closed-end investment companies that invest primarily in foreign securities.  Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets.  The Funds will invest in such companies when, in the adviser’s judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge.  Other investment companies incur their own fees and expenses.

Commercial Paper
The Funds may invest in commercial paper (including variable amount master demand notes) which refer to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.  Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.  Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization (“NRSRO”).

Convertible Securities
The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record.  The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer.  Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer’s capital structure.  Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature.  Fluctuations in the convertible security’s price can reflect changes in the market value of the common stock or changes in market interest rates.

4

Custodial Receipts for Treasury Securities
The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations.  These participations are normally issued at a discount to their “face value,” and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts
Futures and options contracts are types of “derivative securities,” securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate.  As is described in more detail below, a Fund often invests in these securities as a “hedge” against fluctuations in the value of the other securities in that Fund’s portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

While derivative securities are useful for hedging and investment, they also carry additional risks.  A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund’s portfolio does not follow the adviser’s expectations.  If the adviser’s expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund’s investments, but the Fund may also lose money on the derivative security itself.  Also, derivative securities are more likely to experience periods when they will not be readily tradable.  If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment.  Additional risks of derivative securities include: the risk of the disruption of the Fund’s ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund’s investment objective, does not expose a Fund to undue risk and is closely monitored.  These procedures include providing periodic reports to the Board concerning the use of derivatives.

The use of derivatives by a Fund also is subject to broadly applicable investment policies.  For example, a Fund may not invest more than a specified percentage of its assets in “illiquid securities,” including those derivatives that do not have active secondary markets.  Nor may a Fund use certain derivatives without establishing adequate “cover” in compliance with the U.S. Securities and Exchange Commission (“SEC”) rules limiting the use of leverage.

Futures Contracts.  The Funds may trade futures contracts and options on futures contracts.  A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date.  Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts.  Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

5

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date.  However, both the purchaser and seller are required to deposit “initial margin” with a futures broker when the parties enter into the contract.  Initial margin deposits are typically equal to a percentage of the contract’s value.  If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.  The party that has a gain may be entitled to receive all or a portion of this amount.  Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.  In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses.  If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

The Funds may also purchase options on futures contracts.  See “Options Trading” below.

Options and Futures Contracts.  When hedging to attempt to protect against declines in the market value of the Funds’ securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would:  (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures.  When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would:  (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities.  The Funds’ strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds’ activities in the underlying cash market.

The Funds may write (i.e., sell) call options (“calls”) if:  (1) the calls are listed on a domestic securities  commodities exchange and (2) the calls are “covered” (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding.  A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets.  If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period.  The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased.  A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received.  If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

6

The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets.  The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future.  In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds’ hedging policies.

Purchasing Calls and Puts.  Certain Funds may purchase put options (“puts”) which relate to:  (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices.  A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold.  A Fund may purchase calls:  (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a “closing purchase transaction” to terminate its obligation on a call it has previously written.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment.  When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price.  Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price.  The resale price of the put will vary inversely with the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.  In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.  When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held.  In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund’s delivery of the underlying investment.

Stock Index Futures.  Certain Funds may buy and sell Stock Index Futures.  A stock index is “broadly-based” if it includes stocks that are not limited to issuers in any particular industry or group of industries.  Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract.  No physical delivery of the underlying stocks in the index is made.

7

No price is paid or received upon the purchase or sale of a Stock Index Future.  Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the “futures broker”).  The initial margin will be deposited with the Fund’s custodian in an account registered in the futures broker’s name; however the futures broker can gain access to that account only under specified conditions.  As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.  Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund.  Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts.  When a Fund buys a call on a stock index or Stock Index Future, it pays a premium.  During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference.  When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

Foreign Currency Futures Contracts and Foreign Currency Transactions.  The Funds may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see “Foreign Obligations and Securities” below).  Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges.  A Fund will incur brokerage fees when it purchases and sells futures contracts.

The Funds may invest in foreign currency transactions.  Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price.  These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures.  The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.  Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, “Currency Futures”) entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

8

Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions.  If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge.  If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase.  These Currency Futures will be used only as a hedge against anticipated currency rate changes.  Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge.  The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the adviser’s judgment will be accurate.  The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions.  Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

Options Trading.  The Funds may purchase or sell options on individual securities or options on indices of securities.  The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option.  The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligation under the option contract.  A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

9

The Funds will write call options only if they are “covered.”  In the case of a call option on a security or currency, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund’s custodian) upon conversion or exchange of other securities held by it.  For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value.  A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written.  The Funds will write put options only if they are “secured” by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period.

Each Fund may buy put and call options and write covered call and secured put options.  Options trading is a highly specialized activity which entails greater than ordinary investment risk.  Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.  If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had it not written the option.  If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of options in which certain Funds may invest.

A stock index option is an option contract whose value is based on the value of a stock index at some future point in time.  Stock indices fluctuate with changes in the market values of the stocks included in the index.  The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund’s investment portfolio correlate with price movements of the stock index selected.  Accordingly, successful use by a Fund of options on stock indices will be subject to the adviser’s ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments.  When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

The Funds may invest in stock index futures contracts and options on stock index futures contracts.  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase.  The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date.  With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option.  The Funds may also invest in interest-rate futures contracts and options on interest-rate futures contracts.  These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

10

Interest-rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments).  Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities.  Interest-rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate.  In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.  The Funds will usually enter into swaps on a net basis.  In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis.  The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make.  There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

Future Developments.  The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ investment objective and legally permissible for a Fund.

Dollar Roll Transactions
The Funds may enter into “dollar roll” transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party.  Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but a Fund assumes the risk of ownership.  A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.  Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities.  In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.  The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Emerging Market Securities
The International Core Fund may invest in equity securities of companies in “emerging markets.”  The Fund considers countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing.  The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth.  The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities.  The Fund may invest in American Depositary Receipts (“ADRs”), Canadian Depositary Receipts (“CDRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) of such issuers.

11

Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey.  A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

There are special risks involved in investing in emerging-market countries.  Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world.  This difference reflects the greater uncertainties of investing in less established markets and economies.  The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.  Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries.  Many of these countries are also sensitive to world commodity prices.  Some countries may still have obsolete financial systems, economic problems or archaic legal systems.  The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Floating- and Variable-Rate Obligations
The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds.  Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower.  The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted.  The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.  The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.  The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio.  Floating- and variable-rate instruments are subject to interest-rate and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Obligations and Securities
Certain Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country.  Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country.

12

The Funds may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable.  Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers.  In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries.  Amounts realized on certain foreign securities in which the Funds may invest may be subject to foreign withholding and other taxes that could reduce the return on these obligations.  Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies.  Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.  Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors.  The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.  These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into currency forward contracts (“forward contracts”) to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income.  A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers.  The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

The Funds may also invest in foreign securities through ADRs, CDRs, EDRs, IDRs and GDRs or other similar securities convertible into securities of foreign issuers.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities.  Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR.  EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

For temporary defensive purposes, Funds may invest in fixed-income securities of non-U.S. governmental and private issuers.  Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

13

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions
The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.  Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase.  Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities.  If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the “1933 Act”) and other securities subject to legal or other restrictions on resale.  Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price.  Delay or difficulty in selling securities may result in a loss or be costly to a Fund.  The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings
Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities
Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:  (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund.  In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees.  Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.  In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.  A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.  Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

14

Wells Fargo Bank, N.A. (the “Custodian”) acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds’ investment adviser.  Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments
The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Services, Inc. (“Moody’s”) or “A-1” or “A-1--” by Standard & Poor’s Rating Group (“S&P”), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements.  The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Letters of Credit.  Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.  Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies
The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds’ non-fundamental investment policies.  Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company (“3% Limit”); (ii) 5% of such Fund’s total assets with respect to any one investment company; and (iii) 10% of such Fund’s total assets.  Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

iShares.  The Funds may invest in iShares Trust and iShares, Inc. (“iShares”) which are registered investment companies that consist of numerous separate series (each, an “iShares Fund”), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location.  iShares combine characteristics of stocks with those of index funds.  Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking.  iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

15

Participation Interests
The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions.  A participation interest gives a Fund an undivided proportionate interest in a loan or instrument.  Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution.  Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest.  As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities
The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”).  Rule 144A Securities are restricted securities that are not publicly traded.  Accordingly, the liquidity of the market for specific Rule 144A Securities may vary.  Delay or difficulty in selling such securities may result in a loss to a Fund.  Privately issued or Rule 144A securities that are “illiquid” are subject to the Funds’ policy of not investing or holding more than 15% of its net assets in illiquid securities.  The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price.  All repurchase agreements will be fully “collateralized,” as defined under the 1940 Act.  A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund.  The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months.  If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss.  In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund’s disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities.  A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser.  The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price).  At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities.  Reverse repurchase agreements may be viewed as a form of borrowing.

16

Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in market price.  When a fund makes a short sale, the proceeds it receives are retained by the broker until the fund replaces the borrowed security.  In order to deliver the security to the buyer, the fund must arrange through a broker to borrow the security and, in so doing, the fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.  Short sales “against the box” means that the fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the fund’s net assets or 5% of the securities of such class of the issuer.  A fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a fund that are not made “against the box” create opportunities to increase the fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.  Since a fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions, a fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a fund makes a short sale “against the box,” the fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  A fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for such security.  In such case, any future losses in the fund’s long position would be reduced by a gain in the short position.  Short sale transactions may have adverse tax consequences to the Funds and their shareholders.

In view of the SEC, a short sale involves the creation of a “senior security” as such term is defined under the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account (not with the broker), or unless the fund’s obligation to deliver the securities sold short is “covered” by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by each Fund will be “against the box,” or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation.  A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

17

Small Company Securities
Investments in small capitalization companies carry greater risk than investments in larger capitalization companies.  Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies’ securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange.  As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies.  Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies.  Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case.  If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities
The Funds may invest in “synthetic” convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.  A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund.  After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require a sale of such security by the Fund.  To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

18

U.S. Government Obligations
The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”).  Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FannieMae notes).  In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.  In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants
The Funds may invest in warrants.  Warrants represent rights to purchase securities at a specific price valid for a specific period of time.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.  A Fund may only purchase warrants on securities in which the Fund may invest directly.  Warrants have no voting rights with respect to the assets of the issuer.  Warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise.  A warrant becomes worthless if it is not exercised within a specified time period.

Nationally Recognized Statistical Ratings Organizations
The ratings of Moody’s, Standard &Poor’s and Fitch Investors Service, Inc. represent their opinions as to the quality of debt securities.  It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund.  The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

19

MANAGEMENT

The following information should be read in conjunction with the similar information found in the Prospectus/Proxy Statement.

Trustees and Officers
The Board supervises each Fund’s activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

General.  The following table provides basic information about the Trustees and Officers of the Trust.  Each of the Trustees and Officers listed below acts in identical capacities for each of the 100 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the “Fund Complex” or the “Trusts”).  The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA  94105.  Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust’s retirement policy at the end of the calendar year in which a Trustee turns 74.

In the table below and throughout this section, information for Trustees who are not “interested” persons of the Trust, as that term is defined under the 1940 Act (“Independent Trustees”), appears separately from the information for the “interested” Trustees.

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

INDEPENDENT TRUSTEES
Thomas S. Goho, 62	Trustee, since 1987	Wake Forest University, Calloway School of Business and Accountancy, Benson-Priutt Professorship since 1999, Associate Professor of Finance 1994-1999.	N/A
Peter G. Gordon, 61	Trustee, since 1998; (Lead Trustee, since 2001).	Chairman, CEO and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company.	N/A
Richard M. Leach, 71	Trustee, since 1987	Retired. Prior thereto, President of Richard M. Leach Associates (a financial consulting firm).	N/A
Timothy J. Penny, 52	Trustee, since 1996	Senior Counselor to the public relations firm of Himle-Horner and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization).	N/A
Donald C. Willeke, 64	Trustee, since 1996	Principal of the law firm of Willeke & Daniels.	N/A
INTERESTED[2] TRUSTEES

20

Name, Age and Address	Position Held with Registrant/ Length of Service[1]	Principal Occupation(s) During Past 5 Years	Other Public Company or Investment Company Directorships

Robert C. Brown, 73	Trustee, since 1992	Retired. Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation until February 1999.	N/A
J. Tucker Morse, 60	Trustee, since 1987	Private Investor/Real Estate Developer; Chairman of White Point Capital, LLC.	N/A
OFFICERS
Karla M. Rabusch, 45	President, since 2003

Executive Vice President of Wells Fargo Bank, N.A.  and President of Wells Fargo Funds Management, LLC.  Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from March 2001 to March 2003.  Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000.

N/A
Stacie D. DeAngelo, 35	Treasurer, since 2003

Vice President of Wells Fargo Bank, N.A. and Vice President of Operations for Wells Fargo Funds Management, LLC.  Prior thereto, Operations Manager at Scudder Weisel Capital, LLC from October 2000 to May 2001 and Director of Shareholder Services at BISYS Fund Services from September 1999 to October 2000; and Assistant Vice President of Operations with Nicholas-Applegate Capital Management from May 1993 to September 1999.

N/A
C. David Messman, 44	Secretary, since 2000	Vice President and Counsel of Wells Fargo Bank, N.A. since January 1996. Vice President and Secretary of Wells Fargo Funds Management, LLC since March 2001.	N/A

[1]	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

[2]

Basis of Interestedness.  Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds’ adviser.  J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

Committees.  All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust.  Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act.  Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust’s management.  Pursuant to the Trust’s charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act.  Shareholder nominees are not considered unless required by or under the 1940 Act.  The Nominating Committee meets only as necessary.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the full Board.  The Audit Committee operates pursuant to a separate charter.

Compensation.  Prior to January 1, 2004, each Trustee received an annual retainer (payable quarterly) of $52,000 from the Fund Complex, and also received a combined fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,000 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex received an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

21

Effective January 1, 2004, each Trustee receives an annual retainer (payable quarterly) of $56,000 from the Fund Complex.  Each Trustee also receives a combined fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a $2,000 per meeting combined committee fee.  Effective August 15, 2004, each Trustee receives a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings.  In addition, the Lead Trustee of the Fund Complex receives an additional $10,000 annual retainer for the additional work and time devoted by the Lead Trustee.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex.  The Trust’s Officers are not compensated by the Trust for their services.  For the fiscal year ended March 31, 2004, the Trustees received the following compensation:

Compensation Table Year Ended March 31, 2004
Trustee	Compensation

INDEPENDENT TRUSTEES
Thomas S. Goho	$77,000
Peter G. Gordon	$87,000
Richard M. Leach	$77,000
Timothy J. Penny	$77,000
Donald C. Willeke	$77,000
INTERESTED TRUSTEES
Robert C. Brown	$75,000
J. Tucker Morse	$75,000

Beneficial Equity Ownership Information.  As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustees in the Funds, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges:  0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

Beneficial Equity Ownership in the Funds* and Fund Complex
Calendar Year Ended December 31, 2003

Trustee	Common Stock	Endeavor Large Cap	International Core	Large Company Core	Select	Small Cap Value	U.S. Value	Aggregate Dollar Range of Equity Securities of Fund Complex

Thomas S. Goho			0	0	0	0	0	D
Peter G. Gordon	0	0	0	0	0	0	0	B
Richard M. Leach	0	0	0	0	0	0	0	0
Timothy J. Penny	0	0	0	0	0	0	0	C
Donald C. Willeke	0	0	0	0	0	0	0	B
Robert C. Brown	0	0	0	0	0	0	0	D
J. Tucker Morse	0	0	0	0	0	0	0	D

22

*These Funds are expected to commence operations in the second quarter of 2005.

Ownership of Securities of Certain Entities.  None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Approval of Advisory and Sub-Advisory Agreements.  Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an “Advisory Agreement,” and collectively, the “Advisory Agreements”) for the Funds.  At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser and sub-adviser.  At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-adviser (individually, an “Adviser” and collectively, the “Advisers”), and a description of the quality and nature of the services provided by the Advisers.

Before approving an Advisory Agreement with an Adviser, at its regular meeting, called in part for this purpose, on August 10, 2004, the board reviewed fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Advisers and affiliates.  The Board also analyzed each Fund’s contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

The Board then analyzed each Adviser’s background and services that it would provide to the Funds.  For example, the Board reviewed and discussed the investment philosophy and experience of the Investment Adviser.  The Board discussed the fact that the Investment Adviser has established an investment program for each Fund and would supervise and evaluate the sub-advisers who would make the day-to-day investment decisions for the Funds.  The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-advisers. The Board also recognized that the oversight responsibilities of the Investment Adviser include monitoring Fund compliance with federal securities laws and regulations.  The Board reviewed each Adviser’s compliance procedures including their internal compliance policies relating to the respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Funds’ portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers.  The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Funds by such persons.  In evaluating the Advisers, the Board recognized that it has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

In addition to the above considerations, the Board also analyzed certain additional factors relating specifically to the sub-advisers.  For example, the Board considered the sub-advisers investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services.  The Board reviewed the sub-advisers’ procedures for selecting brokers to execute portfolio transactions for the Funds.  More specifically, the Board reviewed the factors that the sub-advisers will consider prior to selecting a broker to execute portfolio transactions.  One such factor is the sub-advisers’ consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage.  The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Funds’ investment portfolios.  Finally, the Board reviewed the sub-advisers’ method for allocating portfolio opportunities among the Funds and other advisory clients.

23

Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser’s background and experience; (iii) an analysis of advisory fees expected to be paid by the Funds, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

Investment Adviser
Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds.  Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.  As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund’s average daily net assets:

Fund	Breakpoints	Annual Rate (as a percentage of net assets)

	0-499M	0.75%
	500-999M	0.70%
Common Stock Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.75%
	500-999M	0.70%
Endeavor Large Cap Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.95%
	500-999M	0.90%
International Core Fund	1-2.99B	0.85%
	3-4.99B	0.825%
	>4.99B	0.80%
	0-499M	0.75%
	500-999M	0.70%
Large Company Core Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-4.99M	0.75%
	500-999M	0.70%
Select Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%
	0-499M	0.90%
	500-999M	0.85%
Small Cap Value Fund	1-2.99B	0.80%
	3-4.99B	0.775%
	>4.99B	0.75%
	0-499M	0.75%
	500-999M	0.70%
U.S. Value Fund	1-2.99B	0.65%
	3-4.99B	0.625%
	>4.99B	0.60%

24

General.  Each Fund’s Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund’s outstanding voting securities or by the Board and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any such party.  A Fund’s Advisory Agreement may be terminated on 60 days’ written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
Funds Management has engaged Matrix Asset Advisors, Inc. (“Matrix”), a registered investment adviser whose securities are primarily owned by David Katz and Douglas Altabef, New Star Institutional Managers (“New Star”), a wholly-owned subsidiary of New Star Asset Management Group, and Wells Capital Management, an affiliate of Funds Management, to serve as investment sub-advisers to the Funds (collectively, the “Sub-Advisers”).  Subject to the direction of the Trust’s Board and the overall supervision and control of Funds Management and the Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds’ assets.  The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds.  The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trusts’ Boards and Officers may reasonably request.  Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to a Sub-Adviser.

For providing sub-advisory services, Matrix, New Star and Wells Capital Management are entitled to receive fees as described below.

Fund	Sub-Adviser	Fee

Common Stock	Wells Capital	0-200M 0.35%
	Management	>200M 0.30%
Endeavor Large Cap	Wells Capital	0-200M 0.35%
	Management	200-400M 0.30%
>400M 0.25%
International Core	New Star	0-50M 0.35%
50-550M 0.29%
>550M 0.20%
Large Company Core	Matrix	0-250M 0.35%
250-400M 0.18%
>400M 0.16%
Select	Wells Capital	0-200M 0.35%
	Management	200-400M 0.30%
>400M 0.25%
Small Cap Value	Wells Capital	0-200M 0.35%
	Management	>200M 0.30%
U.S. Value	Wells Capital	200-400M 0.30%
	Management	>400M 0.25%
0-200M 0.35%

25

Administrator
The Trust has retained Funds Management (the “Administrator”) as administrator on behalf of the Funds pursuant to an Administration Agreement.  Under the Administration Agreement with the Trust, Funds Management provides, among other things:  (i) general supervision of the Funds’ operations, including communication, coordination and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds’ transfer agent, custodian and fund accountant.  Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services.

In addition, Funds Management has agreed to pay all of the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator.  Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class.  For providing administrative services, including paying the Funds’ fees and expenses for services provided by the Funds’ transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund’s (except for the Class A, Class B and Class C shares of the International Core Fund and US Value Fund and the Class Z shares of the U.S. Value Fund) average daily net assets:

Class	Fee

0-4.99B 0.33%
Class A, Class B, and Class C Shares	5-9.99B 0.32%
>9.99B 0.31%
0-4.99B 0.15%
Institutional Class Shares	5-9.99B 0.14%
>9.99B 0.13%
0-4.99B 0.50%
Class Z Shares	5-9.99B 0.49%
>9.99B 0.48%

On behalf of the International Core Fund and U.S. Value Fund, Funds Management is entitled to receive an annual administrative fee for the following classes of shares at the rates indicated below, as a percentage of each Fund’s average daily net assets:

Fund	Fee

International Core and U.S. Value Funds	0-4.99B 0.28%
Class A, Class B and Class C Shares	5-9.99B 0.27%
>9.99B 0.26%
U.S. Value Fund	0-4.99B 0.45%
Class Z	5-9.99B 0.44%
>9.99B 0.43%

Distributor
Stephens Inc. (“Stephens” or the “Distributor”), located at 111 Center Street, Little Rock, Arkansas 72201, currently serves as distributor to the Funds.  Wells Fargo Funds Distributor LLC (“Funds Distributor”), located at 525 Market Street, San Francisco, California 94105, will serve as the distributor to the Funds when they commence operations in the second quarter of 2005.  The Funds that offer Class B and Class C shares have adopted a distribution plan (a “Plan”) under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the “Rule”) for their Class B and Class C shares.  The Plan was adopted by the Board, including a majority of the Trustees who were not “interested persons” (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the “Non-Interested Trustees”).

26

Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. (“NASD”) under the Conduct Rules of the NASD.  The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers.  The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender.  Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

General.  The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees.  Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice.  The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan.  The Rule also requires that the selection and nomination of Trustees who are not “interested persons” of the Trust be made by such Non-Interested Trustees.

Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan.  As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan.  The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve.  The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.  In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

27

Shareholder Servicing Agent
The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management.  Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management), as agents for their customers, agree to perform administrative services with respect to Fund shares, including aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.  For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z and Institutional Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made.  The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General.  The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees.  Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees.  Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees.  No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

Custodian
Wells Fargo Bank, N.A. (the “Custodian”), located at 6th & Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund.  The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund.  For its services, the Custodian is entitled to receive an annual fee of 0.02% of the average daily net assets of each Fund, except for the International Core Fund.  The Custodian is entitled to receive an annual fee of 0.10% of the average daily net assets of the International Core Fund.

28

Fund Accountant
PFPC, Inc. (“PFPC”), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds.  For these services, PFPC is entitled to receive an annual base fee of $6,000 from each Fund and a monthly fee of $500 per class for each class greater than one.  PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the funds of the Trust and Variable Trust (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below.  Each Fund’s share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of all of the Trust and Variable Trust Funds (excluding Wells Fargo Master Trust portfolios).  Finally, PFPC is entitled to receive certain out-of-pocket costs.

Average Daily Net Assets	Annual Asset-Based Fees

$0-85 billion	0.0057%
> $85 billion	0.0025%

Transfer and Dividend Disbursing Agent

Boston Financial Data Services, Inc. (“BFDS”),located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and dividend disbursing agent for the Funds.  For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

Funds Distributor will serve as the principal underwriter distributing securities of the Funds once they commence operations in the second quarter of 2005.

Code of Ethics

          The Fund Complex, the Adviser and the Sub-Advisers each have adopted a code of ethics, which contains policies on personal securities transactions by “access persons.”  These policies comply with Rule 17j-1 under the 1940 Act.  Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.  More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions.  For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection with his or her regular functions or duties makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities.  Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1.  The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Funds family, money market instruments and certain U.S. Government securities.  To facilitate enforcement, the codes of ethics generally require that an access person, other than “disinterested” directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.  The codes of ethics for the Fund Complex, the Adviser and the Sub-Advisers are on public file with, and available from, the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per share for each Fund is determined as of the close of regular trading at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds’ shares.

29

Each Fund’s investments are generally valued at current market prices.  If a security trades on an exchange, it is generally valued based on the last sale price during the regular trading session (“closing price”); if no sale has occurred, the security is valued based on the latest bid quotation.  Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on The Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if an accurate market quotation is not readily available, i.e., if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value.  This situation may result if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security.  We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security.  In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair valuation assigned to a particular security is accurate.

Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost.  Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange.  Prices for fixed-income and other securities may be furnished by a reputable independent pricing service.  Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day a Fund is open for business.  Each Fund is open for business each day the NYSE is open for trading (a “Business Day”). Currently, the NYSE is generally closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a “Holiday”).  When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Purchase orders for a Fund that are received before such Fund’s NAV calculation time generally are processed at such time on that Business Day.  Purchase Orders received after a Fund’s NAV calculation time generally are processed at such Fund’s NAV calculation time on the next Business Day.  Selling Agents may establish earlier cut-off times for processing your order.  Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day.  On any day the NYSE closes early, the Funds will close early.  On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds.  For further information about this form of payment, please contact the Distributor.  In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

30

The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.  The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.  In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund.

The Dealer Reallowance for Class A shares is as follows:

Amount of Purchase	Front-End Sales Charge as% of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Public Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

[1] We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred   sales charge (“CDSC”) if they are redeemed within one year from the date of purchase,   unless the dealer of record waived its commission with a Fund’s approval. The CDSC   percentage you pay is applied to the NAV on the date of original purchase.

Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet.  All existing shareholders who purchased their shares directly from Wells Fargo Funds may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet.  For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account.  Redemptions may be deposited into a linked bank account or mailed via check to the shareholder’s address of record.  We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds.  Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.  Shareholders who hold their shares in a brokerage account should contact their selling agent.

Purchases and Redemptions Through Brokers and/or Their Affiliates.  A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus/Proxy Statement in the section entitled “Comparison of Account Features and Services.”  The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf.  The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced at the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

Reduced Sales Charges for Former Cooke & Bieler Shareholders.  Former Cooke & Bieler shareholders who purchased shares of the Cooke & Bieler Portfolios directly from the Cooke & Bieler Portfolios and became Wells Fargo Fund shareholders in the reorganization, will be permitted to purchase Class A shares of any Wells Fargo Fund and any unnamed shares of WealthBuilder Portfolios at NAV.

31

Reduced Sales Charges for Former Montgomery Fund Shareholders.  Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV.  Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares.  No CDSC is imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo equity fund may purchase Class A shares of such fund at NAV.

Reduced Sales Charges for Employees of the Transfer Agent.  Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities.  Subject to the supervision of the Trust’s Board and the Investment Adviser, a Fund’s Sub-Adviser is responsible for each Fund’s investment decisions and the placing of portfolio transactions.  In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer’s risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services.  Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, Stephens  or affiliated brokers.  In the over-the-counter market, securities are generally traded on a “net” basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer.  In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances.  Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates.  Furthermore, Funds Management oversees each Sub-Adviser’s trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

32

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a dealer that has provided statistical or other research services to the Sub-Adviser.  In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.  A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services.  The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto.  By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms.  Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information.  Furthermore, research services furnished by broker-dealers through which the Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

Portfolio Turnover.  The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate.  Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.  Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities.  Portfolio turnover also may result in adverse tax consequences to a Fund’s shareholders.  Portfolio turnover rate is not a limiting factor when the adviser deems portfolio changes appropriate.

FUND EXPENSES

From time to time, Funds Management may waive fees from a Fund in whole or in part.  Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, and any extraordinary expenses. Expenses attributable to the Funds are charged against a Fund’s assets.  General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board deems equitable.

33

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the similar information found in the Prospectus/Proxy Statement.  This section of the SAI provides additional information concerning federal income taxes.  It is based on the Internal Revenue Code (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect.  The following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation.  This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code.  Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as: insurance  companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions,  broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to that discussed below and such positions could be sustained.  In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds.  Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification as a Regulated Investment Company.  The Trust intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund’s shareholders.  Each Fund will be treated as a separate entity for federal income tax purposes.  Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole.  Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts).  Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund’s principal business of investing in stock or securities.  Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year:  (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses.  The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

34

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders.  For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain.  However, in certain circumstances, a Fund may make the distributions in the following taxable year.  Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year.  Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain.  However, no assurance can be given that a Fund will not be subject to federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund’s earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income.  To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Capital Loss Carry-Forwards.  A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss.  A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried.  If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  Accordingly, the Funds do not expect to distribute such capital gains.  The Funds cannot carry back or carry forward any net operating losses.  As of the date of this SAI, the Funds had not yet commenced operations and, consequently, have no capital loss carry-forwards.  If the Reorganization described in the Prospectus/Proxy Statement occurs, a Fund will accede to the capital loss carry-forwards and net unrealized losses of its corresponding Acquired Fund as of the Closing Date.

35

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carryforwards and the use of its unrealized losses against future realized gains or such losses of the acquired fund may be subject to severe limitations that could make such losses substantially unusable.  The Funds have engaged in reorganizations or may engage in reorganizations in the future.

Equalization Accounting.  Under the Code, the Funds may use the so-called “equalization method” of accounting to allocate a portion of their “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds.  This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders.  Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders.  However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax.  A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years.  Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax.  However, no assurance can be given that a Fund will not be subject to the excise tax.

Taxation of Fund Investments.  In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount (“OID”), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation.  A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax  purposes.  Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.  A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund.  Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.  Some capital losses may be deferred if they result from a position that is part of a “straddle,” discussed below.  If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale.  If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

36

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.”  A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value.  Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss.  Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the “60%/40%” rule.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund’s income.  Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above.  If the net foreign exchange loss for a year exceeds a Fund’s investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.”  “Straddles” are defined to include “offsetting positions” in actively traded personal property.  The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256.  If a Fund is treated as entering into “straddles” by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as “mixed straddles” if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above.  A Fund may make one or more elections with respect to “mixed straddles.”  Depending upon which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.  Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.  Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

37

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position.  A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract;  (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations.  The character of the gain from constructive sales will depend upon a Fund’s holding period in the property.  Losses from a constructive sale of property will be recognized when the property is subsequently disposed of.  The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code.  Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.  “Passive foreign investment corporations” (“PFICs”) are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income.  If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments.  Because it is not always  possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts.  Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.  In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

38

Taxation of Distributions.  For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata over the entire year.  All distributions paid out of a Fund’s earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder’s federal income tax return.  Distributions in excess of a Fund’s earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then capital gain.  A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares.  Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state’s minimum investment or reporting requirements, if any.  Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment.  This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares.  If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares.  This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange.  Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase.  Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.  Any disallowed loss generally will be included in the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution.  This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

39

Foreign Taxes.  Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.  Only the International Core Fund may qualify for and make the election; however, even if the International Core Fund qualifies for the election for a year, it may not make the election for such year.  The International Core Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

          Even if the International Core Fund qualifies for the election, foreign income and similar taxes will only pass-through to the Fund’s shareholder if certain holding period requirements are met.  Specifically, (i) the shareholder must have held the Fund shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the shareholder became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 30-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend.  These holding periods increase for certain dividends on preferred stock.  The International Core Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

          If the International Core Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year.  Fund shareholders that have satisfied the holding period requirements shall include their proportionate share of the foreign taxes paid by the International Core Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction.  If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year.  If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

          In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income.  This $300 threshold is increased to $600 for joint filers.  A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.

Federal Income Tax Rates.  As of the printing of this SAI, the maximum stated individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%.  The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

40

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” of 15%.  In general, “qualified dividend income” is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met.  If 95% or more of a Fund’s gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares.  If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders.  A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify.  Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.)  Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend.  No assurance can be given as to what portion, if any, of the Fund’s dividend income distributed to shareholders will qualify for the reduced rate of taxation.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%.  Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions.  Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.  Federal income tax rates are set to increase in future years under various “sunset” provisions of laws enacted in 2001 and 2003.

Backup Withholding.  The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% (“backup withholding”) on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding.  This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS.  An investor must provide a valid TIN upon opening or reopening an account.  If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.  The rate of backup withholding is set to increase in future years under “sunset” provisions of law enacted in 2001.

Tax-Deferred Plans.  The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts].  Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

41

Corporate Shareholders.  Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction.  In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if:  (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.  A longer holding period applies to investments in preferred stock.

Foreign Shareholders.  Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( “foreign shareholders”) generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status.  This tax generally is not refundable.  However, if a distribution paid by a Fund to a foreign shareholder is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons.  In general, foreign shareholders’ capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless:  (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.  If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies.  If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder’s death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits).  In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

42

American Jobs Creation Act of 2004.  On or about the date of this SAI, it is anticipated that new tax legislation will have been enacted that amends certain rules relating to the Funds and their shareholders.  Beginning the taxable years after the date of the enactment of the American Jobs Creation Act of 2004, the 90% test with respect to gross income of a Fund will include net income derived from, and gains from the sale or other disposition of, an interest in a publicly traded partnership.  Additionally, the diversification requirements will be amended so that not more than 25% of the value of a Fund’s total assets may consist of, in addition to the items previously listed under “Qualification as a Regulated Investment Company,” securities in one or more qualified publicly traded partnerships.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, distributions designated by a Fund as “interest-related dividends” generally attributable to the Fund’s net interest income earned on certain obligations and distributions designated by a Fund as “short-term capital gain dividends” generally attributable to the Fund’s net short-term capital gain paid to a foreign shareholder generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder.  Each Fund will designate any interest-related dividends and/or any short-term capital gain dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

With respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, to the extent capital gains realized on the disposition of Fund shares, short-term capital gain dividends and/or capital gain distributions are attributable to gain from the sale or exchange of a U.S. real property interest, they will be taxed to a foreign shareholder as if that gain were effectively connected with the shareholder’s conduct of a U.S. trade or business.  Such gains or distributions therefore will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding.  While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests.  Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions.

          Finally, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder’s death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund’s taxable year immediately preceding the shareholder’s date of death, the assets of the Fund that were “qualifying assets” (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the “Trusts”) and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted policies and procedures (“Procedures”) that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts.  The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders. The responsibility for voting proxies relating to the Funds’ portfolio securities has been delegated to Funds Management.  In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund.  While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

43

Funds Management has established a Proxy Voting Committee (the “Proxy Committee”) that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures.  Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee.  Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee.  In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

The Procedures set forth Funds Management’s general position on various proposals, such as:

-

Routine Items – Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name and other procedural matters related to annual meetings.

-	Corporate Governance – Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

-

Anti-Takeover Matters – Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company’s poison pill.

-	Mergers/Acquisitions and Corporate Restructurings – Funds’ Management’s Proxy Committee will examine these items on a case-by-case basis.

-	Shareholder Rights – Funds Management will generally vote against proposals that may restrict shareholder rights.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders.  In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds’ voting guidelines.  However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust’s Board will exercise its authority to vote on the matter.  In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

44

In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds’ website at wellsfargofunds.com and on the Commission’s website at http://www.sec.gov.

CAPITAL STOCK

The Funds are seven of the funds in the Wells Fargo Funds Trust family of funds.  The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust’s funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors.  Certain of the Trust’s funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors.  Each share in a fund represents an equal, proportionate interest in a fund with all other shares.  Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class.  Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series.  For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved.  Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by series.  Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a class of a Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights.  All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust.  The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

45

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

As of the date of this SAI, there are no shareowners in the Funds, as they are not expected to commence operations until the second quarter of 2005.

OTHER

The Trust’s Registration Statement and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus/Proxy Statement or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus/Proxy Statement are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectus/Proxy Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.  KPMG LLP’s address is 1601 Market Street, Philadelphia, PA 19103.

46

STRONG

VOTE ON THE INTERNET

- Log on to: **www.strong.com/proxy/**
- Follow the on-screen instructions.

VOTE BY PHONE

- Dial **1-888-221-0697** (TOLL FREE)
- Follow the recorded instructions.

VOTE BY MAIL

- Vote, sign, and date the Proxy Card.
- **Detach the lower portion of the card** and return the card in the postage-paid envelope provided.

NOTE: If you vote by phone or Internet, do not return your Proxy Card. Keep it for your files.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 10, 2004.
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.

999 999 999 999 99 ←

FUND NAME PRINTS HERE

The undersigned hereby constitutes and appoints Thomas M. Zoeller and John W. Widmer, as my proxies to represent and vote all shares of the Strong Funds that I am entitled to vote at the Special Meeting of Shareholders of the Strong Funds to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051, on Friday, December 10, 2004, at 9:00 a.m. (Central Time), and at any adjournments of the Meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement, dated October 26, 2004.

These proxies shall vote my shares according to my instructions given on the reverse side with respect to the applicable proposals. If I do not provide an instruction on the reverse side, I understand that the proxies will vote my shares in favor of the proposals. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date ______________________

Signature(s) ***(Please sign in the Box)***

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants, both should sign. When signing as an attorney or as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

900 ST - WF fg

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES VOTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED "FOR" THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE COMBINED PROSPECTUS/PROXY STATEMENT DATED OCTOBER 26, 2004, FOR A DISCUSSION OF THE PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement	☐	☐	☐
3. Approval of Interim Subadvisory Agreement	☐	☐	☐

4. For each Fund, to transact such other business that may properly come before the Meeting.

PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD ON THE REVERSE SIDE.

900 ST - WF fg

STRONG — **Consolidated Proxy Card**

If you'd like to vote by mail, you have two options:

1. *To vote all your shares at once, this Card reflects all of your accounts registered to the same Social Security or Taxpayer I.D. number at this address. When using this option, you are voting all these accounts in the same manner.* ***Simply tear off and mail the top half of the Card after completing both sides.***
2. *Or you can choose to vote each account individually. To vote this way, follow the instructions marked "Individual Ballots" on the bottom of the page.*

999 999 999 999 99 ←

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 10, 2004.
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES.

The undersigned hereby constitutes and appoints Thomas M. Zoeller and John W. Widmer, as my proxies to represent and vote all shares of the Strong Funds that I am entitled to vote at the Special Meeting of Shareholders of the Strong Funds to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051, on Friday, December 10, 2004, at 9:00 a.m. (Central Time), and at any adjournments of the Meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy. I acknowledge receipt of the Notice of Special Meeting of Shareholders and the Combined Prospectus/Proxy Statement, dated October 26, 2004.

These proxies shall vote my shares according to my instructions given on the reverse side with respect to the applicable proposals. If I do not provide an instruction on the reverse side, I understand that the proxies will vote my shares in favor of the proposals. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Date ____________________

Signature(s) ***(Please sign in the Box)***

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants, both should sign. When signing as an attorney or as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

900 ST - WF EZ fg

▼ **IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE, OR RETURN THE INDIVIDUAL BALLOTS** ▼

FAST, CONVENIENT VOTING OPTIONS!

VOTE BY TELEPHONE. Call our toll-free dedicated voting number **1-888-221-0697** and follow the recorded instructions. The voting site is open 24 hours a day, 7 days a week.

VOTE ON THE INTERNET. Log on to our Internet voting web site, **www.strong.com/proxy/**, and follow the on-screen instructions.

NOTE: If you vote by telephone or on the Internet, please do not return your Proxy Card.

INDIVIDUAL BALLOTS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your accounts. ***If you have voted the Consolidated Proxy Card above, you do NOT vote these Individual Ballots.*** *If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.*

NOTE: If you elect to vote each account separately, do not return the Consolidated Proxy Card above.

SIGN AND DATE BELOW ONLY IF YOU ARE VOTING FOR EACH ACCOUNT SEPARATELY.

Date: ______________________

Signature(s) ***(Please sign in the Box)***

Please sign exactly as your name appears on the mailing. When shares are held by joint tenants, both should sign. When signing as an attorney or as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

900 ST - WF EZ IND fg

Consolidated Proxy Card

Please fill in box as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THE SHARES VOTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED "FOR" THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE COMBINED PROSPECTUS/PROXY STATEMENT DATED OCTOBER 26, 2004, FOR A DISCUSSION OF THE PROPOSALS.

	FOR	AGAINST	ABSTAIN
1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement	☐	☐	☐
3. Approval of Interim Subadvisory Agreement	☐	☐	☐

4. For each Fund, to transact such other business that may properly come before the Meeting.

PLEASE BE SURE TO DATE AND SIGN THE PROXY CARD ON THE REVERSE SIDE.

900 ST - WF EZ fg

▼ IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE, OR RETURN THE INDIVIDUAL BALLOTS ▼

INDIVIDUAL BALLOTS
NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement	☐	☐	☐
3. Approval of Interim Subadvisory Agreement	☐	☐	☐

4. For each Fund, to transact such other business that may properly come before the Meeting.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

	FOR	AGAINST	ABSTAIN
1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement	☐	☐	☐
3. Approval of Interim Subadvisory Agreement	☐	☐	☐

4. For each Fund, to transact such other business that may properly come before the Meeting.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement	☐	☐	☐
3. Approval of Interim Subadvisory Agreement	☐	☐	☐

4. For each Fund, to transact such other business that may properly come before the Meeting.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030

999 999 999 999 99 ←

FUND NAME PRINTS HERE

1. Approval of Agreement and Plan of Reorganization	☐	☐	☐
2. Approval of Interim Advisory Agreement	☐	☐	☐
3. Approval of Interim Subadvisory Agreement	☐	☐	☐

4. For each Fund, to transact such other business that may properly come before the Meeting.

900 ST - WF EZ IND fg